As filed with the Securities and Exchange Commission on December 3, 2019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22378

DoubleLine Funds Trust

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Funds Trust

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: September 30, 2019

Item 1. Reports to Stockholders.

Semi-Annual Report September 30, 2019

Class	Class	Class	Class
I	N	A	R	6
Shares	Shares	Shares	Shares
DoubleLine Total Return Bond Fund	DBLTX	DLTNX	–	DDTRX
DoubleLine Core Fixed Income Fund	DBLFX	DLFNX	–	DDCFX
DoubleLine Emerging Markets Fixed Income Fund	DBLEX	DLENX	–	–
DoubleLine Multi-Asset Growth Fund	DMLIX	–	DMLAX	–
DoubleLine Low Duration Bond Fund	DBLSX	DLSNX	–	DDLDX
DoubleLine Floating Rate Fund	DBFRX	DLFRX	–	–
DoubleLine Shiller Enhanced CAPE®	DSEEX	DSENX	–	DDCPX
DoubleLine Flexible Income Fund	DFLEX	DLINX	–	DFFLX
DoubleLine Low Duration Emerging Markets Fixed Income Fund	DBLLX	DELNX	–	–
DoubleLine Long Duration Total Return Bond Fund	DBLDX	DLLDX	–	–
DoubleLine Strategic Commodity Fund	DBCMX	DLCMX	–	–
DoubleLine Global Bond Fund	DBLGX	DLGBX	–	–
DoubleLine Infrastructure Income Fund	BILDX	BILTX	–	–
DoubleLine Ultra Short Bond Fund	DBULX	DLUSX	–	–
DoubleLine Shiller Enhanced International CAPE®	DSEUX	DLEUX	–	–
DoubleLine Colony Real Estate and Income Fund	DBRIX	DLREX	–	–
DoubleLine Emerging Markets Local Currency Bond Fund	DBELX	DLELX	–	–
DoubleLine Income Fund	DBLIX	DBLNX	–	–

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.doublelinefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 877-DLine11 (877-354-6311) or by sending an e-mail request to DoubleLine at fundinfo@doubleline.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 877-DLINE11 (877-354-6311) or send an email request to fundinfo@doubleline.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a Fund.

DoubleLine Capital LP & DoubleLine Alternatives LP || 333 South Grand Avenue, 18th Floor || Los Angeles, CA 90071 || (213)  633-8200

fundinfo@doubleline.com || www.doubleline.com

Semi-Annual Report	September 30, 2019	3

President’s Letter	(Unaudited) September 30, 2019

Dear DoubleLine Funds Shareholder,

On behalf of the DoubleLine Funds, I am pleased to deliver the Semi-Annual Report for the 6-month period ended September 30, 2019. On the following pages you will find specific information regarding each Fund’s operations and holdings. In addition, we discuss each Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the DoubleLine Funds please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Funds Trust

November 1, 2019

4	DoubleLine Funds Trust

Financial Markets Highlights	(Unaudited) September 30, 2019

•	Agency Mortgage-Backed Securities (Agency MBS)

For the 6-month period ended September 30, 2019, the Bloomberg Barclays U.S. MBS Index returned 3.36%, underperforming both the Bloomberg Barclays U.S. Government/Credit Bond Index and the Bloomberg Barclays U.S. Corporate Index. Typically, during periods when rates rally substantially, mortgages are expected to underperform corporates largely due to the negative convexity profile of mortgages combined with increased prepayment speeds. Risk-free rates declined during this reporting period, with the 2-year, 5-year, 10-year, and 30-year U.S. Treasury (UST) yields down 64 basis points (bps), 69 bps, 74 bps, and 70 bps, respectively. Notably, the shape of the yield curve inverted over the course of the period as well. Prepayments rose to near recent historical highs over the last few months of the period due to a substantial fall in longer-term rates. The 30-year mortgage rate (based on Freddie Mac U.S. 30-year Commitment Rates) decreased by 42 bps and the 15-year mortgage rate (based on Freddie Mac U.S. 15-year Commitment Rates) decreased by 41 bps. Consistent with these factors, overall refinancing activity, as measured by the Mortgage Bankers Association (MBA) Refinance Index Seasonally-Adjusted, increased by 23% and overall purchasing activity, as measured by the MBA Purchase Index Seasonally-Adjusted, decreased by 5%. The balance sheet run-off by the Federal Reserve (Fed) continued with the MBS portions being reinvested into UST. The duration of the Bloomberg Barclays U.S. MBS Index over the period contracted from 4.03 to 2.73 as interest rates declined.

•	Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

For the 6-month period ended September 30, 2019, spreads were mixed across Non-Agency MBS as U.S. Treasury (UST) yields fell dramatically with growing concerns of decelerating economic growth. Gross issuance reached $75 billion over the period, falling short by $5.3 billion relative to the same period in 2018. Notably, non-qualified mortgage (Non-QM) new issuance over the period reached approximately $11.3 billion. Refinancing activity has increased substantially versus last year as the Freddie Mac U.S. 30-Year Commitment Rate fell 42 bps to 3.64%, with mortgage rates reaching their lowest levels since the fourth quarter of 2016.

•	Commercial Mortgage-Backed Securities (CMBS)

For the 6-month period ended September 30, 2019, new issue CMBS spreads were mixed alongside broader credit and equity indices. New issuance in the amount of $49.9 billion priced during the period, as compared to $46.5 billion from April 2018 through September 2018. For the period, spreads on 10-year AAA last cash flows (LCFs) widened and BBB- bonds tightened as investors rotated down the capital stack alongside a sharp rally in rates. The Trepp CMBS Delinquency Rate for U.S. Commercial Real Estate (CRE) loans has fallen in 23 of the last 27 months and is now at 2.51%, 37 bps lower than where it was at the start of the reporting period.

The Bloomberg Barclays U.S. CMBS ERISA Eligible Total Return Index returned 5.23% during the period, underperforming the broader Bloomberg Barclays U.S. Aggregate Bond Index return of 5.42%. The Moody’s/RCA Commercial Property Price Index (CPPI) increased by 4.4% on the national level for the 6-month period ended August 30, 2019, as compared to 2.2% over the prior reporting period. While transaction volume fell sharply in August for the second consecutive month, which was partly attributed to lower entity-level transactions, property prices have continued to grow, albeit at a slower pace, partly due to a well-functioning commercial mortgage market. All else being equal, we believe that the low rate environment continues to be a net positive for borrowers.

•	Emerging Markets (EM) Debt

For the 6-month period ended September 30, 2019, U.S. Dollar (USD)-denominated EM fixed income sovereign and corporate bonds indices, represented by the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified and the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified, respectively, posted positive returns. While spreads widened significantly into the end of May as EM felt the impact of a breakdown in trade negotiations between the U.S. and China, they subsequently tightened following a dovish response by global central banks to heightened trade tensions and global growth concerns. As such, sovereign spreads narrowed over the period, while corporate spreads ended slightly wider. For the period, EM Investment Grade (IG) credits outperformed their High Yield (HY) counterparts.

•	International Sovereign

For the 6-month period ended September 30, 2019, the Financial Times Stock Exchange World Government Bond Index (FTSE WGBI) rose +4.45%, driven primarily by falling global yields. The Japanese Yen was the best performing G-10 currency for the period, while the New Zealand Dollar was the worst performer. Safe haven currencies like the Japanese Yen and the USD benefitted as market participants grew increasingly wary of slowing economic growth and moderating economic cycle indicators. The Fed cut the Fed Funds Rate by 25 bps at both the July and September Federal Open Market Committee (FOMC) meetings, signaling the FOMC’s willingness to respond to ongoing trade policy risks, weakening economic data, and an inflation rate still below their stated 2% target as measured by

Semi-Annual Report	September 30, 2019	5

Financial Markets Highlights (Cont.)	(Unaudited) September 30, 2019

the Personal Consumption Expenditures (PCE) Price Index. Other developed market central banks followed suit in making more dovish policy adjustments. As a result, global government yields generally fell over the course of the two quarters. The spread between the 2-year and 10-year UST yields closed negative on August 22, 2019 for the first time since 2007. The amount of global negative yielding debt ended the period at nearly $15 trillion. The Euro finished the period down versus the USD as economic data in the region continued to show a slowdown, specifically in the manufacturing sector. U.S. government bond exposure was the largest contributor to performance in the FTSE WGBI, while government bond exposure in Sweden, Norway, Poland, and South Africa were the only negative returning exposures in the Index for the period.

•	Investment Grade (IG) Credit

For the 6-month period ended September 30, 2019, IG Credit as measured by the Bloomberg Barclays U.S. Credit Index returned 7.4%, outperforming duration-matched UST by 102 bps. Spreads started the period at 112 bps over duration-matched UST and ended the period at 109 bps. Yields declined from 3.6%, and ended the period at 2.85%. The BBB-rated sector and the Bloomberg Barclays U.S. Long Credit Index both outperformed IG Credit, with a total return of 8.2% and 13%, respectively. Gross new issuance was $676 billion and net new issuance was $200 billion for the period.

•	Bank Loans

For the 6-month period ended September 30, 2019, the S&P/LSTA Leveraged Loan Index returned 2.69%, with outperformance seen at the higher end of the credit quality spectrum as investors maintained a cautious posture. BB-rated loans returned 3.35% during the period, outperforming the 2.71% return of single-B rated loans and the -1.54% return of CCC-rated loans. The weighted-average bid price of the Index ended the period at $96.34, virtually unchanged from $96.41 in March 2019, as the bulk of the return was due to interest income. The trailing 12-month default rate, by issuer count, remains low and was up modestly from 1.40% in March 2019 to 1.58% in September 2019.

•	U.S. High Yield (U.S. HY)

For the 6-month period ended September 30, 2019, the Bloomberg Barclays U.S. Corporate High Yield Index returned 3.87%. Intermediate maturity bonds returned 3.70%, underperforming long maturity bonds, which returned 7.40%. Higher-rated bonds outpaced those with lower ratings, as BB-rated bonds returned 5.17%, single-B bonds returned 4.35%, and CCC-rated bonds returned -1.47%. For the period, notable outperformers by industry were Life Insurance, Property & Casualty, and Wireless. Notable underperformers over the period were Oil Field Services, Independent Energy, and Pharmaceuticals.

•	Collateralized Loan Obligations (CLOs)

For the 6-month period ended September 30, 2019, the CLO market saw a total of $60.73 billion in new issuance, with April as the busiest month, with $15.66 billion in total issuance. Spreads at the top of the capital stack were stagnant over the period. Even with unchanged spreads, the all-in yield has gone down as the London Interbank-Offered Rate (LIBOR) continued to move down. Secondary trading volume activity started the period off strong, with May and June seeing the most activity, but trading volumes slowed down in July. August saw them pick back up ahead of the Labor Day weekend, only to see the least amount of secondary trading for the entire period in September. The slowdown in the secondary space can be attributed in significant part to investors favoring the new issue market. As we near the end of the credit cycle, investors favor CLOs with less exposure to distressed loan names. New issue deals are less likely to hold legacy distressed names in the portfolio like secondary seasoned CLOs do.

•	Global Equities

For the 6-month period ended September 30, 2019, Global Equities, as measured by the Morgan Stanley Capital International All Country World Index (MSCI ACWI), were up 3.89%. U.S. equities outperformed, with the S&P 500 Index returning 6.08% during the period. European equities outperformed both the broader market and the U.S. market, with the Eurostoxx 50 Index returning 9.48%. Asian equity markets underperformed, with Japanese equities, as measured by the Nikkei 225 Index, up 3.48%, and Chinese equities, as measured by the Shanghai Composite Index, down 3.73%. EM equities, as measured by the Morgan Stanley Capital International Emerging Markets Index (MSCI EM), significantly underperformed the broader market, and were down 3.46% over the period.

•	Commodities

For the 6-month period ended September 30, 2019, the broad commodity market declined 6.58% and 7.30%, as measured by the S&P Goldman Sachs Commodity Index (GSCI) and Bloomberg Commodity (BCOM) Excess Return Index, respectively. During the period, the

6	DoubleLine Funds Trust

(Unaudited) September 30, 2019

Energy sector declined 8.07%, as Brent Crude (-6.99%) and West Texas Intermediate (WTI) Crude (-10.59%) both dropped. The best performer within the sector was Gasoline (-0.42%) and the worst performer was Natural Gas (-16.05%). Precious Metals rallied 11.77% as both Gold (+11.92%) and Silver (+10.37%) appreciated during the period. Industrial Metals depreciated 8.26% with Nickel rallying 31.57%, while the bellwether Copper declined 12.26%. The Agriculture sector declined 2.52% for the period, with Cocoa (+6.59%) as the best performing and Kansas Wheat (-11.33%) as the worst performing commodity within the sector.

•	Infrastructure Debt

For the 6-month period ended September 30, 2019, the Bloomberg Barclays U.S. Aggregate Bond Index returned 5.42%. Infrastructure debt did not experience the same spread tightening as the IG Corporate bonds within the Index, and the performance period was generally categorized by a sustained rally in long-term rates, which caused infrastructure-related investments with durations of five years or less to underperform. Nevertheless, underlying credit fundamentals for the sector are still strong. Utilization rates for Aviation and Intermodal Shipping Vessels have remained at acceptable levels despite an obvious slowdown in global growth. Counter-cyclical sectors within the infrastructure landscape, such as Power and Utilities, also emerged as a bright spot during this period, as investors pivoted toward safer spread assets with strong credit ratings.

•	Asset-Backed Securities (ABS)

For the 6-month period ended September 30, 2019, the Bloomberg Barclays U.S. ABS Index returned 2.61% and ABS gross new issuance totaled approximately $125 billion. Spread performance during the period generally lagged that of Corporate bonds, as on-the-run ABS sectors (Subprime Auto, Credit Cards, and Student Loans) widened by 5 to 10 bps and esoteric ABS sectors widened between 35 to 50 bps. These spread changes were largely the result of all-in ABS yields remaining relatively unchanged, while the UST curve rallied 64 bps at the 2-year tenor and 74 bps at the 10-year tenor. Secondary trading activity remained robust even throughout the summer months as the average ABS trading volume reported through the Trade Reporting and Compliance Engine (TRACE) totaled approximately $1 billion per trading day.

•	U.S. Large Cap Equities

For the 6-month period ended September 30, 2019, U.S. equity markets demonstrated a remarkable ability to shrug off weakening fundamental news. During the period, the S&P 500 Index traded above 3,000 for the first time in history to establish a number of new all-time highs, and returned 6.08% for the period. Fundamentals—both macroeconomic and corporate earnings—weakened during the period. Weakness in foreign economies had been evident for some time, particularly in export-driven economies such as Germany. Despite a robust employment and consumer picture, signs of macroeconomic weakness also appeared in the U.S. As the period came to a close, consensus estimates for the third quarter (per FactSet) called for earnings to fall 4.1% below the levels of the third quarter of 2018, and full-year 2019 earnings to grow by an anemic 1.2%. The market complacency seems to have been fueled by a strong faith in the ability of policy makers to perpetuate the current economic expansion, now the longest on record for the U.S. Specifically, the ebb and flow of the market seemed tied to the perceived dovishness of the Fed, its willingness to reduce the Fed Funds rate (and pursue quantitative easing as needed), and by extension the persistence of the “Fed put” for risk assets. Similarly, while the tit-for-tat of the trade war with China influenced day-to-day equity market movements, a narrative appeared to emerge that “Trade Peace” was sure to be established prior to the November 2020 U.S. Presidential election.

•	Government Securities

For the 6-month period ended September 30, 2019, the powerful and sustained UST market rally which began in November 2018 continued. Weak growth and inflation in Europe and Asia, slowing manufacturing activity in the U.S., escalating trade tension with China, and a host of risks from Brexit, Argentina, and elsewhere prompted UST investors to push yields lower and the curve flatter. The Fed appeared to adopt a dovish stance in response to these circumstances and delivered its first policy rate cut in over 10 years at the July FOMC meeting, followed by a second rate cut at the next meeting in September. Market participants nevertheless viewed the Fed as being behind the curve; by September 30 the curve from the 3-month to the 10-year UST had been inverted continuously for nearly the entire period and the Fed Funds futures market reflected expectations of additional policy rate cuts in 2019 and 2020. The 10-year UST yield, which had peaked at 3.23% in November 2018, had fallen to 2.41% by March 31, 2019. It dropped to an intra-day low of 1.42% on September 3, before ending the period at 1.67%. Inflation expectations—as indicated by the 10-year breakeven inflation rate—fell to a multi-year low of 1.52% on September 30. The Bloomberg Barclays U.S. Government/Credit Bond Index returned 5.44% over the period and the Bloomberg Barclays U.S. TIPS Total Return Index returned 4.25%.

Semi-Annual Report	September 30, 2019	7

Management’s Discussion of Fund Performance	(Unaudited) September 30, 2019

DoubleLine Total Return Bond Fund

For the 6-month period ended September 30, 2019, the DoubleLine Total Return Bond Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index return of 5.42%, driven primarily by duration positioning. The Fund’s average duration of 3.52 years for the period has remained shorter than the average Index duration of 5.77 years, which detracted from performance as rates rallied across all tenures of the curve, with the 2-year, 5-year, 10-year, and 30-year UST yields down 64 bps, 69 bps, 74 bps, and 70 bps, respectively. All sectors within the Fund delivered positive returns during a period of falling yields, as Fed policy became more accommodative. Agency MBS was the largest contributor to performance, as the longer duration Agency pass-throughs and Collateralize Mortgage Obligations (CMOs) benefited from the rate rally. Securitized credit sectors were also accretive to performance, due primarily to interest income. CLOs were the worst performers for the period, due to their floating rate nature. Short-duration ABS positions also detracted from performance and lagged the broader benchmark. During the 6-month period, the Fund utilized UST Futures contracts to manage duration.

6-Month Period Ended 9-30-19	6-months (Not Annualized)

I-Share	3.96%

N-Share	3.83%

R6-Share*	3.97%

Bloomberg Barclays U.S. Aggregate Bond Index	5.42%

*	Inception 7-31-2019. Performance shown for the period prior to the inception date is the actual unadjusted performance of Class I shares.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Core Fixed Income Fund

For the 6-month period ending September 30, 2019, the DoubleLine Core Fixed Income Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index return of 5.42%. The UST yield curve flattened during this period, as the 2-year and 10-year yields were down 64 bps and 74 bps, respectively. All sectors within the Fund delivered positive returns during a period of falling yields, as Fed monetary policy became more accommodative. The top performing sectors for the period included IG Corporate Credit and CMBS. International Sovereign Bonds, CLOs, and Bank Loans represented the lowest returning sectors for the period, despite contributing positive returns. The Fund reduced its allocations to both CLOs and Bank Loans during the period, as the outlook for floating-rate securities appears less favorable with further anticipated rate cuts by the Fed. A majority of the Fund’s underperformance can be attributed to the underweight position in duration, at 4.74 years, relative to the benchmark duration of 5.78 years, as intermediate to long rates all rallied over the period.

6-Month Period Ended 9-30-19	6-months (Not Annualized)

I-Share	4.55%

N-Share	4.42%

R6-Share*	4.55%

Bloomberg Barclays U.S. Aggregate Bond Index	5.42%

*	Inception 7-31-2019. Performance shown for the period prior to the inception date is the actual unadjusted performance of Class I shares.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Emerging Markets Fixed Income Fund

For the 6-month period ended September 30, 2019, the DoubleLine Emerging Markets Fixed Income Fund underperformed the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified return of 5.64%. The EMBI’s return was largely driven by lower UST yields over the period, as EM external debt trades as a spread to UST and thus lower yields indicate an increase in both UST and EM external debt prices. The Fund’s shorter duration relative to the benchmark duration of 7.4, its overweight positioning in Argentina, as well as its underweight positioning in the best performing region over the period (Europe) detracted from relative performance. The Fund’s overweight positioning in Mexico and Brazil, as well as underweight positioning in Venezuela, contributed to performance relative to the Index.

8	DoubleLine Funds Trust

(Unaudited) September 30, 2019

6-Month Period Ended 9-30-19	6-months (Not Annualized)

I-Share	3.68%

N-Share	3.54%

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified	5.64%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Multi-Asset Growth Fund

For the 6-month period ended September 30, 2019, the DoubleLine Multi-Asset Growth Fund underperformed its benchmarks. The equity sleeve, which utilized derivatives during the period, was a contributor to performance, but underperformed Global Equities, which were up 3.89% as measured by the MSCI ACWI. U.S. equities contributed to performance, while EM equities and Energy stocks detracted from performance. The fixed income sleeve contributed to performance, with positions in UST Futures, IG Corporate Credit, Agency MBS, and Non-Agency MBS. Currencies detracted from performance, with short USD positions versus the Euro and British Pound. A long position in Japanese Yen contributed to performance. Positions in Real Assets, implemented through swaps, mildly detracted from performance, driven by a systematic long/short commodity strategy.

6-Month Period Ended 9-30-19	6-months (Not Annualized)

I-Share	2.45%

A-Share

Without Load	2.34%

With Load	-2.01%

S&P 500® Index	6.08%

Blended Benchmark Unhedged: MSCI ACWI (60%)/Bloomberg Barclays Global Aggregate Bond Index (40%) *	3.91%

Blended Benchmark USD Hedged: MSCI ACWI (60%)/Bloomberg Barclays Global Aggregate Bond Index (40%)*	4.53%

*

The Unhedged Bloomberg Barclays Global Aggregate Bond Index and USD Hedged Bloomberg Barclays Global Aggregate Bond Index represent measures of global investment grade debt from twenty-four local currency markets. Returns on the Unhedged Bloomberg Barclays Global Aggregate Bond Index are calculated on a currency unhedged basis; returns on the USD Hedged Bloomberg Barclays Global Aggregate Bond Index are calculated on a currency hedged basis in U.S. dollars.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Low Duration Bond Fund

For the 6-month period ended September 30, 2019, the DoubleLine Low Duration Bond Fund outperformed the ICE BofAML 1-3 Year U.S. Treasury Index return of 2.02%. The UST curve flattened during this period as the 2-year and 10-year yields were down 64 bps and 74 bps, respectively. All sectors within the Fund delivered positive returns during a period of falling yields, as Fed policy became more accommodative. The top performing sector for the period was Bank Loans, as the Fund’s allocation to floating rate securities continued to benefit performance, despite rates falling during the period. During the period, the Fed cut rates twice, benefitting the Government sleeve, which maintains a longer effective duration than the benchmark duration of 1.88 years. While all sectors within the Fund had positive returns, EM Fixed Income detracted from performance, lagging the broader benchmark.

Semi-Annual Report	September 30, 2019	9

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) September 30, 2019

6-Month Period Ended 9-30-19	6-months (Not Annualized)

I-Share	2.25%

N-Share	2.13%

R6-Share*	2.25%

ICE BofAML 1-3 Year U.S. Treasury Index	2.02%

Bloomberg Barclays U.S. Aggregate 1-3 Year Bond Index	2.20%

*	Inception 7-31-2019. Performance shown for the period prior to the inception date is the actual unadjusted performance of Class I shares.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Floating Rate Fund

For the 6-month period ended September 30, 2019, the DoubleLine Floating Rate Fund underperformed the S&P/LSTA Leveraged Loan Index return of 2.69%. The Fund generally maintained an overweight position in single-B credits and an underweight position in BB-rated credits and CCC-rated credits. BB-rated loans outperformed the Index during the quarter, while single-B loans basically matched the Index return (ending 2 bps higher than the Index) and CCC-rated loans underperformed. The Fund’s underexposure to BB-rated loans was a drag on performance, while its overweight position in single-B loans did not materially impact performance, although credit-specific issues had a negative impact. The underweight position in CCC-rated loans helped performance. The Fund benefited from overweight exposures to Healthcare, Lodging & Casinos, and Insurance. An underweight exposure to Industrial Equipment hurt performance, while underweight positions in Retailers and Chemicals & Plastics helped performance. The Fund’s exposure to HY bonds and CLO liabilities outperformed the Index during the period, while the Fund’s small cash balance was a drag on performance.

6-Month Period Ended 9-30-19	6-months (Not Annualized)

I-Share	1.76%

N-Share	1.52%

S&P/LSTA Leveraged Loan Index	2.69%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Shiller Enhanced CAPE®

For the 6-month period ended September 30, 2019, the DoubleLine Shiller Enhanced CAPE® Class I shares outperformed the S&P 500 Index return of 6.08%. During the period, the Shiller Barclays CAPE U.S. Sector Total Return Index (CAPE Index) (which the Fund gained exposure to through the use of swaps contracts), was allocated to six sectors: Communication Services, Consumer Staples, Energy, Healthcare, Materials, and Technology. Four of these sectors contributed positively to returns, with Technology, Communications Services, and Consumer Staples making the greatest positive contributions to returns. The three weakest sectors were Energy and Healthcare, both of which detracted from returns as constituents of the CAPE Index, and Materials, which provided positive returns. The Fund’s fixed income portfolio increased in value during the period, with all sectors delivering positive returns. The three fixed income sectors with the highest returns within the portfolio were CMBS, EM, and IG Corporates. Agency MBS, CLOs, and ABS, while delivering positive total returns, were the lowest returning sectors.

6-Month Period Ended 9-30-19	6-months (Not Annualized)

I-Share	6.17%

N-Share	5.97%

R6-Share*	6.18%

S&P 500® Index	6.08%

Shiller Barclays CAPE® U.S. Sector TR USD Index	5.65%

*	Inception 7-31-2019. Performance shown for the period prior to the inception date is the actual unadjusted performance of Class I shares.

For additional performance information, please refer to the “Standardized Performance Summary.”

10	DoubleLine Funds Trust

(Unaudited) September 30, 2019

DoubleLine Flexible Income Fund

For the 6-month period ended September 30, 2019, the DoubleLine Flexible Income Fund outperformed the ICE Bank of America/Merrill Lynch 1-3 Year Eurodollar Index return of 2.57%. The UST yield curve flattened during this period, as the 2-year and 10-year yields fell 64 bps and 74 bps, respectively. All sectors within the Fund delivered positive returns during a period of falling yields, as Fed monetary policy became more accommodative. The top performing sectors for the period included HY Corporate Credit and EM Fixed Income. International Sovereign Bonds and Agency MBS represented the lowest returning sectors for the period, despite contributing positive returns. The Fund reduced its allocations to both CLOs and Bank Loans during the period, as the outlook for floating-rate securities appears less favorable with further anticipated rate cuts by the Fed.

6-Month Period Ended 9-30-19	6-months (Not Annualized)

I-Share	2.72%

N-Share	2.59%

R6-Share*	2.72%

ICE BofAML 1-3 Year Eurodollar Index	2.57%

LIBOR** USD 3 Month	1.21%

*	Inception 7-31-2019. Performance shown for the period prior to the inception date is the actual unadjusted performance of Class I shares.
**	LIBOR stands for the London Interbank Offered Rate.

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Low Duration Emerging Markets Fixed Income Fund

For the 6-month period ended September 30, 2019, the DoubleLine Low Duration Emerging Markets Fixed Income Fund outperformed the J.P. Morgan CEMBI Broad Diversified 1-3 Year Index return of 2.68%. The positive performance of the Index during the period was driven primarily by lower UST yields over the period, as EM external debt trades as a spread to UST and thus lower yields indicate an increase in both UST and EM external debt prices. The Fund benefitted from its higher allocation to IG credits relative to the Index, as IG credits significantly outperformed their HY counterparts over the period. The Fund’s shorter duration relative to the Index and underweight exposure to Europe, the best performing region, detracted from relative performance.

6-Month Period Ended 9-30-19	6-months (Not Annualized)

I-Share	3.07%

N-Share	3.03%

J.P. Morgan CEMBI Broad Diversified 1-3 Year Index	2.68%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Long Duration Total Return Bond Fund

For the 6-month period ended September 30, 2019, the DoubleLine Long Duration Total Return Bond Fund underperformed the Bloomberg Barclays U.S. Long Government/Credit Index return of 13.61%. During the period, the spread between the 3-month and 10-year USTs inverted, ending September at -11 bps. Rates rallied across all tenures of the curve, with the 2-year, 5-year, 10-year, and 30-year UST yields down 64 bps, 69 bps, 74 bps, and 70 bps, respectively. All sectors within the Fund delivered positive returns during a period of falling yields, as Fed policy became more accommodative and two rate cuts occurred (one in July and one in September). Government exposure within the Fund outperformed the benchmark; however, the largest driver of underperformance compared to the Index was sector selection, as the Fund maintained exposure to long duration mortgage bonds in lieu of long duration corporate bonds. On average, the Fund maintained a slightly longer duration of 14.94 versus the benchmark duration of 14.18 years, which was accretive to the Fund’s performance over the year. During the 6-month period, the Fund utilized UST Futures contracts to manage duration.

6-Month Period Ended 9-30-19	6-months (Not Annualized)

I-Share	12.22%

N-Share	11.97%

Bloomberg Barclays U.S. Long Government/Credit Index	13.61%

Semi-Annual Report	September 30, 2019	11

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) September 30, 2019

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Strategic Commodity Fund

For the 6-month period ended September 30, 2019, the DoubleLine Strategic Commodity Fund declined 5.96%. During the period, The Morgan Stanley Backwardation-Focused Multi-Commodity Index (MS BFMCISM) (beta exposure), which the Fund gained exposure to through the use of swaps contracts, declined by 3.36%, while the DoubleLine Commodity Long Short Strategy (DCLS) (tactical exposure), a systematic long/short commodity strategy implemented through swap contracts, declined by 4.02%. The Fund’s underperformance relative to the BCOM Total Return Index return of -3.00% was driven by the underperformance of the MS BFMCI and DCLS, as well as the timing between beta exposure and alpha exposure. The Fund’s use of derivative instruments to gain exposure to commodities facilitated investment of the Fund’s remaining assets in UST securities, which added incremental return in the period.

6-Month Period Ended 9-30-19	6-months (Not Annualized)

I-Share	-5.96%

N-Share	-6.01%

Bloomberg Commodity Index (BCOM) Total Return	-3.00%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Global Bond Fund

For the 6-month period ended September 30, 2019, the DoubleLine Global Bond Fund underperformed its benchmark, the FTSE WGBI, which returned 4.45%. Positive performance during the period was led primarily by falling global yields, but the Fund’s performance was hurt by its shorter duration relative to the benchmark. The Fund’s underperformance over the period was also driven by foreign exchange market (FX) depreciation against the USD, as indicated by the U.S. Dollar Index (DXY), which rose significantly during the third quarter of 2019. Performance relative to the Index was hurt by the Fund’s overweight positioning in Central and Eastern Europe (CEE) and European periphery countries, as well as in developed Asia.

6-Month Period Ended 9-30-19	6-months (Not Annualized)

I-Share	1.16%

N-Share	1.13%

FTSE World Government Bond Index (WGBI)	4.45%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Infrastructure Income Fund

For the 6-month period ended September 30, 2019, the DoubleLine Infrastructure Income Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index return of 5.42%. The primary driver of this underperformance was duration positioning, as the Fund consistently maintained a shorter duration of 4.6 than the Index duration of 5.7, and 5-year UST yields declined by 69 bps. Still, nearly every subsector within the Fund generated positive total returns over the period, with IG Corporates and EM Corporates producing the largest contributions to return. Specifically, these securities experienced above-average price returns due to their longer durations stemming from final maturities in the 2028-2038 range. Two sectors within the Fund which lagged the Index return over this period were Aircraft ABS and Shipping Container ABS, which are shorter-duration sectors that did not enjoy the same spread tightening or price increases as the corporate bonds and UST within the index.

6-Month Period Ended 9-30-19	6-months (Not Annualized)

I-Share	4.88%

N-Share	4.75%

Bloomberg Barclays U.S. Aggregate Bond Index	5.42%

For additional performance information, please refer to the “Standardized Performance Summary.”

12	DoubleLine Funds Trust

(Unaudited) September 30, 2019

DoubleLine Ultra Short Bond Fund

For the 6-month period ended September 30, 2019, the DoubleLine Ultra Short Bond Fund’s Class I shares returned 1.39%, outperforming the ICE BofAML 3-Month U.S. Treasury Bill Index return of 1.20%. Within the Fund, corporate credit outperformed UST, with corporate spreads tightening over the period as measured by the Bloomberg Barclays U.S. 1-3 Year Credit Index. The 3-month UST yield ended the period at 1.82%, while 3-month LIBOR was 2.09%. The Fund was overweight commercial paper and LIBOR floating rate notes, which benefited from the yield pickup in LIBOR vs. UST. The Fund also held Secured Overnight Financing Rate (SOFR) floating rate notes, which outperformed 3-month UST during the period.

6-Month Period Ended 9-30-19	6-months (Not Annualized)

I-Share	1.39%

N-Share	1.26%

ICE BofAML 3-Month U.S. Treasury Bill Index	1.20%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Shiller Enhanced International CAPE®

For the 6-month period ended September 30, 2019, the DoubleLine Shiller Enhanced International CAPE® gained 4.51% and outperformed the broad European equity market, as measured by the MSCI Europe Net Return USD Index’s 2.59% gain. During the period, the Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index (which the Fund gained exposure to through the use of swap contracts) was allocated to seven sectors: Communication Services, Consumer Discretionary, Consumer Staples, Healthcare, Industrials, Materials, and Utilities. Five of the seven sectors contributed positively to returns during the six months, with the best returns found in Utilities, Healthcare, and Consumer Staples. The weakest returns were in Industrials and Consumer Discretionary, both of which posted negative returns, followed by Communication Services, which provided positive returns. The Fund’s fixed income portfolio increased in value during the six months, with all sectors delivering positive returns. The three fixed income sectors with the highest returns within the portfolio were CMBS, EM, and IG Corporate Bonds. Government Bonds, Bank Loans, and ABS, while delivering positive total returns, were the lowest returning sectors.

6-Month Period Ended 9-30-19	6-months (Not Annualized)

I-Share	4.51%

N-Share	4.38%

MSCI Europe Net Return USD Index	2.59%

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Colony Real Estate and Income Fund

For the 6-month period ended September 30, 2019, the DoubleLine Colony Real Estate and Income Fund returned 9.77%, ahead of the 7.70% return of the Dow Jones U.S. Select REIT Total Return Index benchmark. Exposure to the Real Estate Investment Trust (REIT) sector of the U.S. equity market was obtained through exposure to the Colony Capital Fundamental U.S. Real Estate Index, which the Fund gained through the use of swap contracts. The Fund’s fixed income portfolio increased in value during the period, with all sectors delivering positive returns. The three fixed income sectors with the highest returns within the portfolio were EM, CMBS, and IG Corporate Bonds. Agency MBS, Non-Agency MBS, and CLOs, while delivering positive total returns, were the lowest returning sectors.

6-Month Period Ended 9-30-19	6-months (Not Annualized)

I-Share	9.77%

N-Share	9.73%

Dow Jones U.S. Select REIT Total Return Index	7.70%

For additional performance information, please refer to the “Standardized Performance Summary.”

Semi-Annual Report	September 30, 2019	13

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) September 30, 2019

DoubleLine Emerging Markets Local Currency Bond Fund

For the period since inception on June 28, 2019, the DoubleLine Emerging Markets Local Currency Bond Fund underperformed its benchmark, the J.P. Morgan GBI-EM Global Diversified Total Return Index. The performance of the Index was driven by lower UST yields over the period, as EM external debt trades as a spread to UST and thus lower yields indicate an increase in both UST and EM external debt prices, and was negatively impacted by FX depreciation against the USD, the relative value of which rose significantly in the last three months. The Fund benefited from an overweight positioning in Israel. However, an overweight exposure in Argentina earlier in the period and underweight exposure in Turkey, Thailand, and Russia detracted from the Fund’s performance. The Fund’s shorter duration relative to the benchmark duration of 5.50 also detracted from performance.

6-Month Period Ended 9-30-19	Since Inception* (Not Annualized)

I-Share	-3.22%

N-Share	-3.28%

JPM GBI-EM Global Diversified TR Index	-0.79%

*	Inception 6-28-2019

For additional performance information, please refer to the “Standardized Performance Summary.”

DoubleLine Income Fund

For the period since inception on September 3, 2019, the DoubleLine Income Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. The best performing sector since inception was Non-Agency MBS, as spreads tightened modestly for all subsectors aside from RPLs. The Fund had a majority exposure to non-front pay bonds, which are generally not exposed to prepayments because of their position in the deal structure, and which were a benefit during a period of substantial refinancing activity. The sector which lagged the most was UST, as yields rose during the month due to increased investor risk appetite while the U.S. delayed the October 1 tariffs on China. Both CMBS and ABS delivered positive returns during the period, due to interest income, as credit spreads for these sectors were largely unchanged.

6-Month Period Ended 9-30-19	Since Inception* (Not Annualized)

I-Share	-0.24%

N-Share	-0.16%

Bloomberg Barclays U.S. Aggregate Bond Index	-0.71%

*	Inception 9-3-2019

For additional performance information, please refer to the “Standardized Performance Summary.”

Past Performance is not a guarantee of future results.

Opinions expressed herein are as of September 30, 2019 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

A Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain a Fund’s current prospectus and certain other regulatory filings by calling 1 (877) 354-6311/ 1 (877) DLINE11, or visiting www.doublelinefunds.com. You should read these reports and other filings carefully before investing.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings.

Mutual fund investing involves risk. Principal loss is possible.

Investments in securities related to real estate may decline in value as a result of factors affecting the real estate industry. Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities (or derivatives which give exposure to foreign securities) which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Commodity-linked derivative instruments may involve additional costs and risks such as changes in commodity index volatility or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Investing in derivatives could result in losing more

14	DoubleLine Funds Trust

(Unaudited) September 30, 2019

than the amount invested. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Equities may decline in value due to both real and perceived general market, economic, and industry conditions. Exchange-traded fund investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. Floating rate loans and other floating rate investments are subject to credit risk, interest rate risk, counterparty risk and financial services risks, among others. In addition, the Funds may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors. Additional principal risks for the Funds can be found in the prospectus.

Diversification does not assure a profit or protect against loss in a declining market.

Earnings growth is not representative of the fund’s future performance.

Credit ratings from Moody’s Investor Services, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

Credit ratings are determined by the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”, generally S&P, Moody’s and Fitch Ratings, Inc.). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO.

The Shiller Barclays CAPE® US Index Family

Barclays Bank PLC and its affiliates (“Barclays”) is not the issuer or producer of DoubleLine Shiller Enhanced CAPE ® (the “Fund”) and Barclays has no responsibilities, obligations or duties to investors in the Fund. The Shiller Barclays CAPE® US Sector USD Index (the “Index”) is a trademark owned by Barclays and licensed for use by the Fund. While the Fund may execute transaction(s) with Barclays in or relating to the Index, Fund investors acquire interests solely in the Fund and investors neither acquire any interest in the Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in the Fund. The Fund is not sponsored, endorsed, sold or promoted by Barclays and Barclays makes no representation regarding the advisability of the Fund or use of the Index or any data included therein. Barclays shall not be liable in any way to the Fund, investors or to other third parties in respect of the use or accuracy of the Index or any data included therein.

The Shiller Barclays CAPE® US Index Family (the “Index Family”) has been developed in part by RSBB-I, LLC, the research principal of which is Dr. Robert J. Shiller. RSBB-I, LLC is not an investment advisor and does not guarantee the accuracy and completeness of the Index Family or any data or methodology either included therein or upon which it is based. RSBB-I, LLC shall have no liability for any errors, omissions or interruptions therein and makes no warranties expressed or implied, as to the performance or results experienced by any party from the use of any information included therein or upon which it is based, and expressly disclaims all warranties of the merchantability or fitness for a particular purpose with respect thereto, and shall not be liable for any claims or losses of any nature in connection with the use of such information, including but not limited to, lost profits or punitive or consequential damages even, if RSBB-I, LLC is advised of the possibility of same.

Shiller Barclays CAPE® US Sector Total Return USD Index incorporates the principles of long-term investing distilled by Dr. Robert J. Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). It aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to mitigate the effects of potential value traps.

Disclaimers—The Colony Capital Fundamental US Real Estate Index (the “Index”)

Colony Capital, Inc.

The Colony Capital Fundamental US Real Estate Index (the “Index”) has been licensed by Barclays for use by DoubleLine Alternatives LP. Colony Capital is a registered trademark of Colony Capital QIS, LLC or its affiliates and has been sub-licensed for use for certain purposes by DoubleLine Alternatives LP. DoubleLine Colony Real Estate and Income Fund (the “Fund”) is not sponsored, endorsed, sold, or promoted by Colony Capital QIS, LLC or any of its affiliates. Neither Colony Capital QIS, LLC nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track market performance. Colony Capital QIS, LLC’s and its affiliates’ only relationship to DoubleLine Alternatives LP with respect to the Index is through the sublicensing of certain rules incorporated in the Index and certain trademarks, service marks, and/or trade names owned by Colony Capital QIS, LLC and its affiliates through Barclays and/or its affiliates to DoubleLine Alternatives LP. The Index is not determined, composed, or calculated by Colony Capital QIS, LLC. Neither Colony Capital QIS, LLC nor its affiliates are responsible for and have not participated in the determination of the prices or amount of shares of the Fund or the timing of the issuance or sale of shares of the Fund or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash, surrendered, or redeemed, as the case may be. Colony Capital QIS, LLC and its affiliates have no obligation or liability in connection with the administration, marketing, or trading of the Fund. There is no assurance that investment products based on the Index shall accurately track index performance or provide positive investment returns. Colony Capital QIS, LLC and its affiliates are not investment advisors with respect to investors in the Fund. Inclusion of a security within an index is not a recommendation by Colony Capital QIS, LLC or its affiliates to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER COLONY CAPITAL QIS, LLC NOR ITS AFFILIATES GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE INDEX, ANY DATA RELATED THERETO, OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS WITH RESPECT THERETO AND LICENSOR AND ITS AFFILIATES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. COLONY CAPITAL QIS, LLC AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR USE, OR AS TO RESULTS TO BE OBTAINED BY DOUBLELINE ALTERNATIVES LP, INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL LICENSOR OR ITS AFFILIATES BE LIABLE, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE, FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES OR FOR LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

Barclays Bank PLC

©Barclays Bank PLC, its wholly-owned subsidiary ©Barclays Capital Inc. or an affiliate (collectively “Barclays”) owns the intellectual property and licensing rights in and to the Colony Capital Fundamental US Real Estate Index (the “Index”) and either entity may act as licensor of the Index. All rights reserved.

Neither Barclays nor the Index Sponsor, as defined below, make any representation or warranty, express or implied, to DoubleLine Colony Real Estate and Income Fund (the “Fund”) or any member of the public regarding the advisability of investing in transactions generally or other instruments or related derivatives or in the Index particularly or the ability of the Barclays indices, including without limitation, the Index, to track the performance of any market or underlying assets or data. Neither Barclays nor the Index Sponsor has any obligation to take the needs of the Fund into consideration in determining, composing or calculating the Index.

Barclays’ indices are administered, calculated and published by the Index Sponsor. The Index Sponsor role is performed by Barclays Index Administration (“BINDA”), a distinct function within the Investment Bank of Barclays Bank PLC. As the administrator of the Barclays family of indices, BINDA operates independently from Barclays Investment Bank’s sales, trading, structuring and banking departments. Notwithstanding the foregoing, potential conflicts of interest may exist where: (i) Barclays acts

Semi-Annual Report	September 30, 2019	15

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) September 30, 2019

in multiple capacities with respect to a particular Barclays index, including but not limited to functioning as index sponsor, index administrator, calculation agent, licensing agent, and/or publisher; (ii) sales, trading or structuring desks in Barclays Investment Bank launch products linked to the performance of a Barclays index, which are typically hedged by Barclays’ trading desks. In hedging an index, a trading desk may purchase or sell constituents of that index. These purchases or sales may affect the prices of the index constituents which could in turn affect the level of that index; and (iii) Barclays may use price contributions from trading desks in Barclays Investment Bank as a pricing source for a Barclays index. Barclays has in place policies and governance procedures (including separation of reporting lines) that are designed to avoid or otherwise appropriately manage such conflicts of interest and ensure the independence of BINDA and the integrity of Barclays indices. Where permitted and subject to appropriate restrictions, BINDA personnel regularly interact with trading and structuring desk personnel in Barclays Investment Bank regarding current market conditions and prices although decisions made by BINDA are independent and not influenced by trading and structuring desk personnel. Additional information about Barclays indices together with copies of the BINDA IOSCO Compliance Statement and Control Framework are available at: https://index.barcap.com/Home/BINDA.

The Index Sponsor is under no obligation to continue the calculation, publication and dissemination of the Index or the level of the Index. While the Index Sponsor currently employs the methodology ascribed to the Index (and application of such methodology shall be conclusive and binding), no assurance can be given that market, regulatory, juridical, financial, fiscal or other circumstances (including, but not limited to, any changes to or any suspension or termination of or any other events affecting any constituent within the Index) will not arise that would, in the view of the Index Sponsor, necessitate an adjustment, modification or change of such methodology. In certain circumstances, the Index Sponsor may suspend or terminate the Index.

BARCLAYS AND THE INDEX SPONSOR DO NOT GUARANTEE, AND SHALL HAVE NO LIABILITY TO THE PURCHASERS OR TRADERS, AS THE CASE MAY BE, OF THE FUND OR TO THIRD PARTIES FOR, THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE BARCLAYS INDICES, OR ANY DATA INCLUDED THEREIN, OR FOR INTERRUPTIONS IN THE DELIVERY OF THE BARCLAYS INDICES. BARCLAYS AND THE INDEX SPONSOR MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARCLAYS INDICES, INCLUDING WITHOUT LIMITATION, THE INDEX, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS OR THE INDEX SPONSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES SAVE TO THE EXTENT THAT SUCH EXCLUSION OF LIABILITY IS PROHIBITED BY LAW.

The Morgan Stanley Index

The Morgan Stanley Index is expected to track the performance of futures contracts on eleven commodities, selected by Morgan Stanley Capital Group Inc. (the “Morgan Stanley Index Sponsor”), a direct, wholly-owned subsidiary of Morgan Stanley, based on (i) the contracts’ historical backwardation relative to other commodity-related futures contracts and (ii) the contracts’ historical liquidity. Of the commodities represented in the Morgan Stanley Index, currently five are in the energy sector, two are in the industrial metals sector, and four are in the agricultural sector or livestock sector. As of the date of this Summary Prospectus, the Morgan Stanley Index’s exposure was weighted approximately one third to each of the energy sector, the industrial metals sector, and the agricultural and livestock sectors. The Morgan Stanley Index’s actual exposure to futures contracts and sectors will change throughout the year based on changes in the market values of the futures contracts. The Morgan Stanley Index Sponsor also may alter the commodities that comprise the Morgan Stanley Index or the parameters that determine the futures contracts that comprise the Morgan Stanley Index. The Morgan Stanley Index is normally rebalanced annually during the month of January. In addition, the Morgan Stanley Index Sponsor may make interim changes to the Morgan Stanley Index in its discretion if it determines that a disruption event has occurred that requires modification of the Morgan Stanley Index; such events may include, but are not limited to market or trading disruptions in the commodities underlying the Morgan Stanley Index, changes in law, or other events or circumstances beyond the reasonable anticipation or control of the Morgan Stanley Index Sponsor.

Alpha—A measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index.

Basis Points (bps)—A basis point equals 0.01%.

Beta—The measure of a mutual fund’s volatility in relation to the market. By definition, the market has a beta of 1.0, and individual mutual funds are ranked according to how much they deviate from the market. A beta of above 1.0 means the fund swings more than the market. If the fund moves less than the market, the beta is less than 1.0.

Bloomberg Barclays Global Aggregate Bond Index—This index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Bloomberg Barclays U.S. ABS Index—This index represents the ABS component of the Bloomberg Barclays U.S. Aggregate Index. It includes securities whose value and income payments are derived from and collateralized (“or backed”) by a specified pool of underlying assets including credit cards, auto loans, etc.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. Aggregate 1-3 Year Index—This index represents the 1-3 year component of the Bloomberg Barclays U.S. Aggregate Index.

Bloomberg Barclays U.S. CMBS ERISA Eligible Total Return Index—This index measures the performance of investment-grade CMBS and includes only CMBS that are Employee Retirement Income Security Act of 1974, which will deem ERISA eligible the certificates with the first priority of principal repayment, as long as certain conditions are met, including the requirement that the certificates be rated in one of the three highest rating categories by Fitch, Inc., Moody’s Investors Services or Standard & Poor’s.

Bloomberg Barclays U.S. Corporate Index—An index that represents the total return measure of the corporates portion of the Barclays U.S. Aggregate Index.

Bloomberg Barclays U.S. Corporate High Yield Index—This index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. The Bloomberg Barclays U.S. High Yield Long Index, including bonds with maturities of 10 years or greater, and the Bloomberg Barclays U.S. High Yield Intermediate Index, including bonds with maturities of 1 to 9.999 years, are subindices of the Bloomberg Barclays U.S. Corporate High Yield Index.

Bloomberg Barclays U.S. Credit Index—This index is the US Credit component of the US Government/Credit Index and consists of publically issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The US Credit Index is the same as the former US Corporate Investment Grade Index.

Bloomberg Barclays U.S. Government/Credit Bond Index—This index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.

Bloomberg Barclays U.S. Long Credit Index—This index measures the performance of the long term sector of the United States investment bond market, which includes investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are dollar denominated and have a remaining maturity of greater than or equal to 10 years. Includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt.

16	DoubleLine Funds Trust

(Unaudited) September 30, 2019

Bloomberg Barclays U.S. Long Government/Credit Index—The index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt.

Bloomberg Barclays U.S. MBS Index—This index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs): Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Bloomberg Barclays U.S. TIPS Total Return Index—This index measures the performance of the U.S. TIPS market. Federal Reserve holdings of US TIPS are not index eligible and are excluded from the face amount outstanding of each bond in the index.

Bloomberg Commodity Index (BCOM)—An index calculated on an excess return basis that reflects commodity futures price movements. The index rebalances annually weighted 2/3 by trading volume and 1/3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from 6th-10th business day based on the roll schedule. The BCOM Total Return Index includes collateral to the futures in the form of treasury securities, while the BCOM Excess Return Index includes futures only, with no collateral.

Colony Capital Fundamental U.S. Real Estate Index—This Index is a rules-based index that incorporates the fundamental criteria originally developed by Colony Capital, Inc. The Index is rebalanced and reconstituted quarterly by applying a systematic methodology to the universe of REITs. It is not possible to invest directly in an index.

Dow Jones U.S. Select REIT Total Return Index—This index tracks the performance of publicly traded REITs and REIT-like securities and is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate.

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

Fed Funds Rate—The interest rate at which banks and other depository institutions lend money to each other, usually on an overnight basis. The law requires banks to keep a certain percentage of their customer’s money on reserve, where the banks earn no interest on it.

Freddie Mac U.S. 15-year Commitment Rates—The interest rate charged by Freddie Mac to lend money to a qualified borrower on a 15-year fixed-rate mortgage loan.

Freddie Mac U.S. 30-year Commitment Rates—The interest rate charged by Freddie Mac to lend money to a qualified borrower on a 30-year fixed-rate mortgage loan.

Eurostoxx 50 Index—A stock index of Eurozone stocks designed by STOXX, an index provider owned by Deutsche Borse Group and SIX group, with the goal of providing a blue-chip representation of Supersector leaders in the Eurozone.

FTSE World Government Bond Index (FTSE WGBI)—This index measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGBI provides a broad benchmark for the global sovereign fixed income market. Sub-indices are available in any combination of currency, maturity, or rating.

G-10 (Group of 10)—The G10 consists of eleven industrialized nations that meet on an annual basis or more frequently, as necessary, to consult each other, debate and cooperate on international financial matters. The member countries are: Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the United Kingdom and the United States.

ICE BofAML 1-3 Year Eurodollar Index—This index is a subset of the BAML Eurodollar Index including all securities with a remaining term to final maturity less than 3 years. The BAML Eurodollar Index tracks the performance of US dollar-denominated investment grade quasigovernment, corporate, securitized and collateralized debt publicly issued in the eurobond markets.

ICE BofAML 1-3 Year U.S. Treasury Index—This index is an unmanaged index that tracks the performance of the direct soversign debt of the U.S. Government having a maturity of at least one year and less than three years.

ICE BofAML 3-Month Treasury Bill Index—This index is an unmanaged index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified—This index is a market capitalization weighted index consisting of U.S-denominated Emerging Market corporate bonds. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified 1-3 Year Index—This index is a market capitalization weighted index consisting of US-denominated Emerging Market corporate bonds with 1-3 year maturity. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified—This index is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by EMBI Global. There is also a high yield sub-index and investment grade sub-index which are subsets of the EMBI.

J.P. Morgan GBI-EM Global Diversified Total Return Index—This index tracks local currency bonds issued by Emerging Market governments.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

London Interbank Offered Rate (LIBOR)—An indicative average interest rate at which a selection of banks known as the panel banks are prepared to lend one another unsecured funds on the London money market.

Moody’s/RCA Commercial Property Price Index (CPPI)—An index that describes various non-residential property types for the U.S. (10 monthly series from 2000). This index is a periodic same-property round-trip investment price change index of the U.S. commercial investment property market. The dataset contains 20 monthly indicators.

Morgan Stanley Backwardation Focused Multi-Commodity Index (MS BFMCISM)—An index comprised of futures contracts selected based on (i) the contracts’ historical backwardation relative to other commodity-related futures contracts and (ii) the contracts’ historical liquidity. The sectors represented in the index (industrial metals, energy and agricultural/livestock) have been selected to provide diversified exposure. The index is typically re-balanced annually in January.

Morgan Stanley Capital International All Country World Index (MSCI ACWI)—A market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, including both developed and emerging markets.

Morgan Stanley Capital International Emerging Markets Index (MSCI EM)—The index is a float-adjusted market capitalization index designed to measure equity market performance in global emerging markets. It consists of indices in 26 emerging economies, including but not limited to, Argentina, Brazil, China, India, Poland, Thailand, Turkey, and Venezuela.

Semi-Annual Report	September 30, 2019	17

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) September 30, 2019

Morgan Stanley Capital International (MSCI) Europe Net Return USD Index—The index is part of the Modern Index Strategy and represents the performance of large and mid-cap equities across 15 developed countries in Europe. The Index has a number of sub-Indexes which cover various sub-regions market segments/sizes, sectors and covers approximately 85% of the free float-adjusted market capitalization in each country.

Mortgage Bankers Association (MBA) Purchase Index Seasonally-Adjusted—An index that includes all mortgage applications for purchases of single-family homes adjusted to take into account changes in data due to seasonality. It covers the entire market, both conventional and government loans and all products.

Mortgage Bankers Association (MBA) Refinance Index Seasonally-Adjusted—An index that covers all mortgage applications to refinance an existing mortgage adjusted to take into account changes in data due to seasonality. It includes conventional and government refinances.

Nikkei 225 Index—A price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange. The Nikkei is equivalent to the Dow Jones Industrial Average Index in the U.S.

Personal Consumption Expenditures (PCE) Price Index—Measures price changes in consumer goods and services. Expenditures included in the index are actual U.S. household expenditures. Data that pertains to services, durables, and non-durables are measured by the index.

Real Assets—Physical assets that have an intrinsic worth due to their substance and properties, including precious metals, commodities, real estate, land, equipment, and natural resources.

Secured Overnight Financing Rate (SOFR)—An influential interest rate that banks use to price U.S. dollar-denominated derivatives and loans. The daily SOFR is based on transactions in the UST repurchase market, where investors offer banks overnight loans backed by their bond assets.

Shanghai Composite Index—A capitalization-weighted index that tracks the daily performance of all A-shares and B-shares listed on the Shanghai Stock Exchange. The index was developed on December 19, 1990 with a base value of 100.

Shiller Barclays CAPE® U.S. Sector Total Return Index—An index that incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). It aims to identify undervalued sectors based on a modified CAPE® Ratio, and then uses a momentum factor to seek to mitigate the effects of potential value traps.

Shiller Barclays CAPE® Europe Sector Net TR NoC USD Index (European CAPE® Index)—The index incorporates the principles of long-term investing distilled by Dr. Robert Shiller and expressed through the CAPE® (Cyclically Adjusted Price Earnings) ratio (the “CAPE® Ratio”). The classic CAPE® Ratio assesses equity market valuations and averages ten years of inflation adjusted earnings to account for earnings and market cycles.

Spread—The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings and risk.

S&P 500 ® Index—The Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

S&P Goldman Sachs Commodity Index (GSCI)—This composite index of commodity sector returns represents a broadly diversified, unleveraged, long-only position in commodity futures. The index’s components qualify for inclusion in the index based on liquidity measures and are weighted in relation to their global production levels, making the Index a valuable economic indicator and commodities market benchmark.

S&P/LSTA Leveraged Loan Index—Capitalization-weighted syndicated loan indices are based upon market weightings, spreads and interest payments, and this index covers the U.S. market back to 1997 and currently calculates on a daily basis. Created by the Leveraged Commentary & Data (LCD) team at S&P Capital IQ, the review provides an overview and outlook of the leveraged loan market as well as an expansive review of the S&P Leveraged Loan Index and sub-indexes. The review consists of index general characteristics, results, risk-return profile, default/distress statistics, and repayment analysis.

Trade Reporting and Compliance Engine (TRACE)—The Trade Reporting and Compliance Engine is the FINRA-developed vehicle that facilitates the mandatory reporting of over-the-counter secondary market transactions in eligible fixed income securities.

Trepp CMBS Delinquency Rate—Trepp, LLC, provides information, analytics and technology to the structured finance, commercial real estate (CRE) and banking markets. A delinquency rate is the percentage of loans within a loan portfolio that have delinquent payments.

U.S. Dollar Index (DXY)—A weighted geometric mean of the United States dollar’s value relative to a basket of 6 major foreign currencies, including the Euro, Japanese yen, Pound sterling, Canadian dollar, Swedish krona and Swiss franc.

Yield curve—A curve in which the yield of fixed interest securities is plotted against the length of time they have to run to maturity.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

The DoubleLine Funds are distributed by Quasar Distributors, LLC.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

18	DoubleLine Funds Trust

Standardized Performance Summary	(Unaudited) September 30, 2019

The performance information shown assumes the reinvestment of all dividends and distributions. Returns over 1 year are average annual returns. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. The Funds’ gross and net expense ratios shown are from the most recent prospectus and may change over time. See the financial highlights section of the financial statements for more recent expense ratios. The Funds’ gross and net expense ratios also include “acquired fund fees and expenses,” which are expenses incurred indirectly as a result of a Fund’s investments in one or more underlying funds, including ETFs and money market funds. Because these costs are indirect, the expense ratios will not correlate to the expense ratios in the Funds’ financial statements, since financial statements only include direct costs of the Funds and not indirect costs of investing in the underlying funds. Performance data current to the most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

DBLTX/DLTNX/DDTRX
DoubleLine Total Return Bond Fund Returns as of September 30, 2019	6-Months (Not Annualized)	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (4-6-10 to 9-30-19)	Expense Ratio

I Share (DBLTX)	3.96%	7.87%	3.20%	3.48%	6.02%	0.48%

N Share (DLTNX)	3.83%	7.71%	2.98%	3.25%	5.77%	0.73%

R6 share (DDTRX)[1]	3.97%	7.88%	3.21%	3.49%	6.02%	0.43%

Bloomberg Barclays U.S. Aggregate Bond Index	5.42%	10.30%	2.92%	3.38%	3.80%
DBLFX/DLFNX/DDCFX
DoubleLine Core Fixed Income Fund Returns as of September 30, 2019	6-Months (Not Annualized)	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (6-1-10 to 9-30-19)	Expense Ratio

I Share (DBLFX)	4.55%	8.29%	3.22%	3.63%	5.27%	0.48%

N Share (DLFNX)	4.42%	8.03%	2.97%	3.36%	5.01%	0.73%

R6 Share (DDCFX)[2]	4.55%	8.30%	3.22%	3.63%	5.27%	0.43%

Bloomberg Barclays U.S. Aggregate Bond Index	5.42%	10.30%	2.92%	3.38%	3.59%
DBLEX/DLENX
DoubleLine Emerging Markets Fixed Income Fund Returns as of September 30, 2019	6-Months (Not Annualized)	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (4-6-10 to 9-30-19)	Expense Ratio

I Share (DBLEX)	3.68%	7.56%	4.47%	4.13%	5.67%	0.89%

N Share (DLENX)	3.54%	7.28%	4.20%	3.85%	5.41%	1.14%

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index	5.64%	11.57%	4.61%	5.74%	6.59%
DMLIX/DMLAX
DoubleLine Multi-Asset Growth Fund Returns as of September 30, 2019	6-Months (Not Annualized)	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (12-20-10 to 9-30-19)	Expense Ratio

I Share (DMLIX)	2.45%	0.31%	5.69%	5.05%	4.03%	1.35%

A Share (DMLAX)[3]						1.60%

A Share (No Load)	2.34%	0.06%	5.38%	4.76%	3.75%

A Share (With Load)	-2.01%	-4.19%	3.87%	3.86%	3.24%

S&P 500® Index	6.08%	4.25%	13.39%	10.84%	12.75%

Blended Benchmark Unhedged[4]	3.91%	4.19%	6.56%	4.94%	5.75%

Blended Benchmark USD Hedged[4]	4.53%	5.38%	7.43%	5.82%	6.55%
DBLSX/DLSNX/DDLDX
DoubleLine Low Duration Bond Fund Returns as of September 30, 2019	6-Months (Not Annualized)	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (9-30-11 to 9-30-19)	Expense Ratio

I Share (DBLSX)	2.25%	4.22%	2.70%	2.39%	2.47%	0.43%

N Share (DLSNX)	2.13%	3.97%	2.45%	2.14%	2.22%	0.68%

R6 Share (DDLDX)[5]	2.25%	4.22%	2.70%	2.39%	2.47%	0.38%

ICE BofAML 1-3 Year U.S. Treasury Index	2.02%	4.36%	1.52%	1.32%	1.00%

Bloomberg Barclays U.S. Aggregate 1-3 Yr Bond Index	2.20%	4.67%	1.84%	1.61%	1.37%

Semi-Annual Report	September 30, 2019	19

Standardized Performance Summary (Cont.)	(Unaudited) September 30, 2019

DBFRX/DLFRX
DoubleLine Floating Rate Fund Returns as of September 30, 2019	6-Months (Not Annualized)	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (2-1-13 to 9-30-19)	Expense Ratio

I Share (DBFRX)[6]	1.76%	1.95%	3.43%	3.26%	3.08%	0.65%

N Share (DLFRX)[6]	1.52%	1.58%	3.13%	2.98%	2.84%	0.89%

S&P/LSTA Leveraged Loan Index	2.69%	3.10%	4.53%	3.98%	3.94%
DSEEX/DSENX/DDCPX
DoubleLine Shiller Enhanced CAPE® Returns as of September 30, 2019	6-Months (Not Annualized)	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (10-31-13 to 9-30-19)	Expense Ratio

I Share (DSEEX)	6.17%	4.39%	14.25%	13.97%	14.49%	0.57%

N Share (DSENX)	5.97%	4.13%	13.96%	13.67%	14.20%	0.82%

R6 Share (DDCPX)[7]	6.18%	4.40%	14.26%	13.97%	14.49%	0.52%

S&P 500® Index[8]	6.08%	4.25%	13.39%	10.84%	11.61%

Shiller Barclays CAPE® U.S. Sector TR USD Index[8]	5.65%	3.71%	14.22%	13.48%	13.65%
DFLEX/DLINX/DFFLX
DoubleLine Flexible Income Fund Returns as of September 30, 2019	6-Months (Not Annualized)	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (4-7-14 to 9-30-19)	Expense Ratio

I Share (DFLEX)	2.72%	4.57%	3.80%	3.48%	3.54%	0.76%

N Share (DLINX)	2.59%	4.31%	3.52%	3.21%	3.28%	1.01%

R6 Share (DFFLX)[9]	2.72%	4.57%	3.81%	3.48%	3.55%	0.71%

ICE BofAML 1-3 Year Eurodollar Index	2.57%	5.33%	2.43%	2.11%	2.00%

LIBOR USD 3 Month	1.21%	2.55%	1.88%	1.30%	1.22%
DBLLX/DELNX
DoubleLine Low Duration Emerging Markets Fixed Income Fund Returns as of September 30, 2019	6-Months (Not Annualized)	1-Year	3-Year Annualized	5-Year Annualized	Since Inception Annualized (4-7-14 to 9-30-19)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DBLLX)	3.07%	6.62%	3.21%	2.93%	3.20%	0.65%	0.59%

N Share (DELNX)	3.03%	6.45%	2.97%	2.71%	2.97%	0.93%	0.84%

J.P. Morgan CEMBI Broad Diversified 1-3 Year Index	2.68%	6.24%	3.58%	3.80%	3.63%
DBLDX/DLLDX
DoubleLine Long Duration Total Return Bond Fund Returns as of September 30, 2019	6-Months (Not Annualized)	1-Year	3-Year Annualized		Since Inception Annualized (12-15-14 to 9-30-19)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DBLDX)	12.22%	21.20%	3.40%		5.08%	0.70%	0.65%

N Share (DLLDX)	11.97%	20.92%	3.14%		4.81%	0.95%	0.90%

Bloomberg Barclays U.S. Long Government/Credit Index	13.61%	21.88%	5.56%		6.00%
DBCMX/DLCMX
DoubleLine Strategic Commodity Fund Returns as of September 30, 2019	6-Months (Not Annualized)	1-Year	3-Year Annualized		Since Inception Annualized (5-18-15 to 9-30-19)	Expense Ratio

I Share (DBCMX)	-5.96%	-9.65%	2.01%		-0.46%	1.11%

N Share (DLCMX)	-6.01%	-9.88%	1.76%		-0.74%	1.36%

Bloomberg Commodity Index Total Return	-3.00%	-6.57%	-1.50%		-5.58%
DBLGX/DLGBX
DoubleLine Global Bond Fund Returns as of September 30, 2019	6-Months (Not Annualized)	1-Year	3-Year Annualized		Since Inception Annualized (12-17-15 to 9-30-19)	Expense Ratio

I Share (DBLGX)	1.16%	3.37%	-0.07%		1.83%	0.55%

N Share (DLGBX)	1.13%	3.14%	-0.30%		1.60%	0.80%

FTSE World Government Bond Index	4.45%	8.13%	1.19%		3.89%

20	DoubleLine Funds Trust

(Unaudited) September 30, 2019

BILDX/BILTX
DoubleLine Infrastructure Income Fund Returns as of September 30, 2019	6-Months (Not Annualized)	1-Year	3-Year Annualized	Since Inception Annualized (4-1-16 to 9-30-19)	Expense Ratio

I Share (BILDX)	4.88%	8.96%	3.86%	4.33%	0.59%

N Share (BILTX)	4.75%	8.77%	3.60%	4.07%	0.84%

Bloomberg Barclays U.S. Aggregate Bond Index	5.42%	10.30%	2.92%	3.29%
DBULX/DLUSX
DoubleLine Ultra Short Bond Fund Returns as of September 30, 2019	6-Months (Not Annualized)	1-Year	3-Year Annualized	Since Inception Annualized (6-30-16 to 9-30-19)	Expense Ratio

I Share (DBULX)	1.39%	2.60%	1.79%	1.65%	0.22%

N Share (DLUSX)	1.26%	2.36%	1.53%	1.41%	0.47%

ICE BofAML 3-Month U.S. Treasury Bill Index	1.20%	2.39%	1.54%	1.45%
DSEUX/DLEUX
DoubleLine Shiller Enhanced International CAPE® Returns as of September 30, 2019	6-Months (Not Annualized)	1-Year		Since Inception Annualized (12-23-16 to 9-30-19)	Gross Expense Ratio	Net Expense Ratio[10]

I Share (DSEUX)	4.51%	5.35%		7.93%	0.98%	0.67%

N Share (DLEUX)	4.38%	5.08%		7.67%	1.22%	0.92%

MSCI Europe Net Return USD Index[8]	2.59%	-0.75%		7.76%
DBRIX/DLREX
DoubleLine Colony Real Estate and Income Fund Returns as of September 30, 2019	6-Months (Not Annualized)			Since Inception Not Annualized (12-17-18 to 9-30-19)	Gross Expense Ratio	Net Expense Ratio[11]

I Share (DBRIX)	9.77%			24.79%	0.75%	0.66%

N Share (DLREX)	9.73%			24.58%	1.00%	0.91%

Dow Jones U.S. Select REIT Total Return Index	7.70%			20.97%
DBELX/DLELX
DoubleLine Emerging Markets Local Currency Bond Fund Returns as of September 30, 2019				Since Inception Not Annualized (6-28-19 to 9-30-19)	Gross Expense Ratio	Net Expense Ratio[12]

I Share (DBELX)				-3.22%	1.05%	0.91%

N Share (DLELX)				-3.28%	1.30%	1.16%

JPM GBI-EM Global Diversified TR Index				-0.79%
DBLIX/DBLNX
DoubleLine Income Fund Returns as of September 30, 2019				Since Inception Not Annualized (9-3-19 to 9-30-19)	Gross Expense Ratio	Net Expense Ratio[13]

I Share (DBLIX)				-0.24%	0.80%	0.66%

N Share (DBLNX)				-0.16%	1.05%	0.91%

Bloomberg Barclays U.S. Aggregate Bond Index				-0.71%

1 The inception date of the Class I shares of DoubleLine Total Return Bond Fund (DBLTX) was 4/6/2010, while the inception date of the R6 Class (DDTRX) was 7/31/2019. The returns of DDTRX shown for periods prior to its inception date reflect the returns of DBLTX.

2 The inception date of the Class I shares of DoubleLine Core Fixed Income Fund (DBLFX) was 6/1/2010, while the inception date of the R6 Class (DDCFX) was 7/31/2019. The returns of DDCFX shown for periods prior to its inception date reflect the returns of DBLFX.

3 Performance data shown for the Multi-Asset Growth Fund reflect the Class A maximum sales charge of 4.25%. The Multi-Asset Growth Fund imposes a Deferred Sales Charge of 0.75% on purchases of $1 million or more of Class A shares if redeemed within 18 months of purchase. Performance data shown for the Class A No Load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted. Performance data does not reflect the deferred sales charge. If it had, returns would have been reduced.

4 The Blended Benchmark Unhedged is MSCI ACWI (60%)/Bloomberg Barclays Global Aggregate Bond Index (40%). The Blended Benchmark USD Hedged is MSCI ACWI (60%)/Bloomberg Barclays Global Aggregate Bond Index (40%) Hedged to USD.

5 The inception date of the Class I shares of DoubleLine Low Duration Bond Fund (DBLSX) was 9/30/2011, while the inception date of the R6 Class (DDLDX) was 7/31/2019. The returns of DDLDX shown for periods prior to its inception date reflect the returns of DBLSX.

6 The Floating Rate Fund imposes a 1.00% Redemption Fee on all share classes if shares are sold within 90 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

Semi-Annual Report	September 30, 2019	21

Standardized Performance Summary (Cont.)	(Unaudited) September 30, 2019

7 The inception date of Class I shares of DoubleLine Shiller Enhanced CAPE® (DSEEX) was 10/31/2013, while the inception date of the R6 Class (DDCPX) was 7/31/2019. The returns of DDCPX shown for periods prior to its inception date reflect the returns of DSEEX.

8 Reflects no deduction for fees, expenses, or taxes.

9 The inception date of the Class I shares of Flexible Income Fund (DFLEX) was 4/7/2014, while the inception date of the R6 Class (DFFLX) was 7/31/2019. The returns of DFFLX shown for periods prior to its inception date reflect the returns of DFLEX.

10 The Adviser has contractually agreed to waive fees and reimburse expenses through July 31, 2020. For additional information regarding these expense limitation arrangements, please see note 3 in the notes to financial statements.

11 The Adviser has contractually agreed to waive fees and expenses through December 11, 2020. For additional information regarding these expense limitation arrangements, please see note 3 in the notes to financial statements.

12 The Adviser has contractually agreed to waive fees and expenses through June 26, 2021. For additional information regarding these expense limitation arrangements, please see note 3 in the notes to financial statements.

13 The Adviser has contractually agreed to waive fees and expenses through September 2, 2021. For additional information regarding these expense limitation arrangements, please see note 3 in the notes to financial statements.

Mutual fund investing involves risk. Principal loss is possible.

22	DoubleLine Funds Trust

Schedule of Investments - Summary DoubleLine Total Return Bond Fund	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONSµ
	Total Asset Backed Obligations (Cost $2,090,164,576)				2,135,675,427	3.9%

COLLATERALIZED LOAN OBLIGATIONSµ
	Total Collateralized Loan Obligations (Cost $2,652,304,548)				2,648,015,031	4.9%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONSµ
	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $3,862,856,219)				3,674,540,833	6.7%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	CIM Trust,	3.02%	#^	06/25/2057	173,055,300	0.3%
171,988,558	Series 2017-6-A1

	Citigroup Mortgage Loan Trust,	3.93%	#^	07/25/2067	206,761,803	0.4%
196,684,926	Series 2017-RP2-A1A

	Citigroup Mortgage Loan Trust,	3.92%	^	10/25/2058	187,925,675	0.3%
187,123,029	Series 2019-A-PT1

	Citigroup Mortgage Loan Trust,	3.25%	^	04/25/2059	273,656,628	0.5%
278,180,680	Series 2019-D-PT1

	CSMC Trust,	4.00%	^	08/26/2058	176,782,513	0.3%
174,458,207	Series 2018-RPL7-A1

	CSMC Trust,	4.09%	#^	11/25/2058	304,244,809	0.6%
299,490,104	Series 2019-RPL6-PT1

	Legacy Mortgage Asset Trust,	0.00%	^	06/25/2058	212,844,112	0.4%
208,287,204	Series 2019-RPL3-PT1

	PR Mortgage Loan Trust,	5.91%	#^	10/25/2049	195,876,063	0.4%
200,164,855	Series 2014-1-APT

	Securitized Mortgage Asset Loan Trust,	2.74%	#^	02/25/2054	271,830,453	0.5%
291,816,592	Series 2015-1-PC

	Towd Point Mortgage Trust,	3.75%	#^	03/25/2058	240,027,155	0.4%
228,589,954	Series 2019-1-A1

	VOLT LLC,	4.21%	^§	10/26/2048	146,775,229	0.3%
145,904,123	Series 2018-NPL8-A1A

Other Non-Agency Residential Collateralized Mortgage Obligationsµ					12,970,212,810	23.8%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $15,287,217,299)				15,359,992,550	28.2%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

	Federal Home Loan Mortgage Corporation,
29,148,652	Series 4791-LI	3.00%	I/O	05/15/2048	3,321,783	0.0%
460,805,195	Series 4791-JT	3.00%		05/15/2048	470,406,900	0.9%
99,805,712	Series 4792-A	3.00%		05/15/2048	101,319,086	0.2%

	Federal Home Loan Mortgage Corporation,
498,718,208	Pool G08675	3.00%		11/01/2045	511,343,289	0.9%

416,088,882	Federal Home Loan Mortgage Corporation,	3.00%		04/01/2045	426,610,748	0.8%
	Pool G08635
	Pool Z40117

351,391,063	Federal Home Loan Mortgage Corporation,	3.00%		02/15/2044	360,847,143	0.7%
	Series 4471-GA
	Series 4527-CA
	Series 4527-GA
	Series 4588-DA

189,940,145	Federal Home Loan Mortgage Corporation,	3.00%		06/15/2040	193,399,366	0.4%
	Series 4323-GA
	Series 4390-NY

	Federal Home Loan Mortgage Corporation,	3.00%		06/01/2045	333,749,957	0.6%
325,492,220	Pool G08648

	Federal Home Loan Mortgage Corporation,
173,221,785	Series 4573-CA	3.00%		11/15/2044	178,520,034	0.3%

	Federal Home Loan Mortgage Corporation,	2.88%	I/F	06/15/2043	158,814,842	0.3%
158,263,310	Series 4212-US (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	23

Schedule of Investments - Summary DoubleLine Total Return Bond Fund (Cont.)	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

	Federal Home Loan Mortgage Corporation,	3.00%		02/01/2046	200,316,495	0.4%
195,372,132	Pool G08692

241,286,935	Federal Home Loan Mortgage Corporation,	3.00%		12/15/2041	247,497,806	0.5%
	Series 4471-BA
	Series 4471-BC

	Federal Home Loan Mortgage Corporation,	3.50%		01/01/2046	193,159,467	0.3%
184,377,367	Pool G60393

	Federal Home Loan Mortgage Corporation,	3.00%		02/01/2045	155,812,647	0.3%
151,895,581	Pool G08626

244,068,338	Federal Home Loan Mortgage Corporation,	3.00%		12/01/2045	250,313,685	0.5%
	Pool G08680
	Pool V82117

163,542,034	Federal Home Loan Mortgage Corporation,	3.00%		08/01/2045	167,929,474	0.3%
	Pool G08658
	Pool V81821

296,120,694	Federal Home Loan Mortgage Corporation,	3.00%		06/15/2044	303,735,218	0.6%
	Series 4483-CA
	Series 4533-AB

165,785,142	Federal Home Loan Mortgage Corporation,	3.00%	>	09/15/2044	170,270,404	0.3%
	Series 4384-ZY
	Series 4390-NZ

4,173,519,879	Federal Home Loan Mortgage Corporation	0.00% – 14.50%	I/F I/O P/O >	12/15/2030 – 10/15/2049	4,242,356,793	7.8%
2,113,547,568	Federal Home Loan Mortgage Corporation	2.50% – 5.00%		03/01/2028 – 06/01/2048	2,184,586,198	4.0%
167,379,856	Federal Home Loan Mortgage Association,	3.00%	>	05/15/2048	178,217,184	0.3%
	Series 2014-21-GZ
	Series 2015-88-BA

262,244,131	Federal National Mortgage Association,	3.00%		08/01/2046	264,761,494	0.5%
	Pool AS7661
	Pool MA2711

454,637,323	Federal National Mortgage Association,	3.00%		06/25/2048	466,789,124	0.9%
	Series 2018-36-A
	Series 2018-38-JB
	Series 2018-39-AB

147,620,071	Federal National Mortgage Association,	4.00%		04/25/2042	161,670,639	0.3%
	Series 2018-36-A
	Series 2018-38-JB
	Series 2018-39-AB

	Federal National Mortgage Association,	3.00%		12/25/2047	219,416,346	0.4%
216,515,429	Series 2018-27-JA

236,857,594	Federal National Mortgage Association,	3.00%	# ^	10/25/2044	243,565,029	0.4%
	Series 2014-60-EZ
	Series 2014-61-ZV
	Series 2014-64-NZ
	Series 2014-67-DZ
	Series 2016-32-LA

5,473,891,908	Federal National Mortgage Association	2.27% – 6.50%		07/01/2020 – 09/01/2053	5,661,279,365	10.4%
3,866,108,493	Federal National Mortgage Association	0.00% – 31.90%	# I/F I/O P/O >	01/25/2026 – 10/25/2050	3,749,766,773	6.9%
440,728,084	Federal National Mortgage Association	2.29% – 2.62%		10/25/2029 – 12/25/2031	447,529,584	0.8%
177,659,964	Federal National Mortgage Association Pass-Thru,	3.00%		12/01/2044	182,212,225	0.3%
	Pool AS3961
	Pool AS4154

175,170,109	Federal National Mortgage Association Pass-Thru,	3.00%		11/01/2042	180,605,290	0.3%
	Pool AB6854
	Pool AB7077

532,562,186	Federal National Mortgage Association Pass-Thru,	3.00%		03/01/2045	460,870,342	0.8%
	Pool AS4625
	Pool AS4645
	Pool AY3974
	Pool AY5471

322,718,094	Federal National Mortgage Association Pass-Thru,	3.00%		11/01/2046	329,679,974	0.6%
	Pool BC9003
	Pool AS8269
	Pool AS8356
	Pool MA2806

24	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

152,853,091	Federal National Mortgage Association Pass-Thru,	3.50%		09/01/2042	155,918,371	0.3%
	Pool AP4787
	Pool AP4789
	Pool MA1179

Other US Government and Agency Mortgage Backed Obligations µ					879,986,905	1.6%

	Total US Government and Agency Mortgage Backed Obligations (Cost $23,556,742,141)				24,436,579,980	44.9%

US GOVERNMENT AND AGENCY OBLIGATIONS

1,508,200,000	United States Treasury Notes	2.38%		05/15/2029	1,602,285,754	2.9%
600,000,000	United States Treasury Notes	2.88%		05/15/2028	658,734,372	1.2%
500,000,000	United States Treasury Notes	3.13%		11/15/2028	561,552,735	1.0%
500,000,000	United States Treasury Notes	2.25%		02/15/2027	521,757,810	1.0%
500,000,000	United States Treasury Notes	2.00%		11/15/2026	512,841,795	1.0%
370,800,000	United States Treasury Notes	2.63%		02/15/2029	401,485,150	0.7%
300,000,000	United States Treasury Notes	2.88%		08/15/2028	329,964,843	0.6%
100,000,000	United States Treasury Notes	2.88%		05/15/2049	116,750,000	0.2%

Other US Government and Agency Obligationsµ					83,233,620	0.2%

	Total US Government and Agency Obligations (Cost $4,517,825,272)				4,788,606,079	8.8%

AFFILIATED MUTUAL FUNDSµ
	Total Affiliated Mutual Funds (Cost $70,000,000)				69,980,655	0.1%

SHORT TERM INVESTMENTS
406,895,506	First American Government Obligations Fund - Class U	1.88%	♦		406,895,506	0.7%
406,895,506	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.83%	♦		406,895,506	0.7%
406,895,506	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.83%	♦		406,895,506	0.7%
250,000,000	United States Treasury Bills	0.00%		10/15/2019	249,830,753	0.5%
250,000,000	United States Treasury Bills	0.00%		10/22/2019	249,737,258	0.5%

	Total Short Term Investments (Cost $1,720,211,759)				1,720,254,529	3.2%

	Total Investments (Cost $53,757,321,814)				54,833,645,084	100.7%
	Other Assets in Excess of Liabilities				(392,031,038)	(0.7)%

	NET ASSETS				$54,441,614,046	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Mortgage Backed Obligations	44.9%
Non-Agency Residential Collateralized Mortgage Obligations	28.2%
US Government and Agency Obligations	8.8%
Non-Agency Commercial Mortgage Backed Obligations	6.7%
Collateralized Loan Obligations	4.9%
Asset Backed Obligations	3.9%
Short Term Investments	3.2%
Affiliated Mutual Funds	0.1%
Other Assets and Liabilities	(0.7)%

100.0%

µ

Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of September 30, 2019.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

#

Includes variable rate securities. Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2019.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2019.

P/O	Includes principal only securities

I/O	Includes interest only securities

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	25

Schedule of Investments - Summary DoubleLine Total Return Bond Fund (Cont.)	(Unaudited) September 30, 2019

I/F

Includes inverse floating rate securities whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

>

Includes U.S. Agency bonds that accrue interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of September 30, 2019.

♦	Seven-day yield as of September 30, 2019.

Futures Contracts
Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount•	Value/ Unrealized Appreciation (Depreciation)
Ultra 10-Year US Treasury Note Future	Long	250	12/19/2019	35,601,563	$(217,327)
US Treasury Long Bond Future	Long	1,750	12/19/2019	284,046,875	(1,752,597)
CME Ultra Long Term US Treasury Bond Future	Long	1,500	12/19/2019	287,859,375	(4,683,363)
10-Year US Treasury Note Future	Long	4,000	12/19/2019	521,250,000	(5,227,208)

					$(11,880,495)

•	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

A summary of the DoubleLine Total Return Bond Fund’s investments in affiliated mutual funds for the period ended September 30, 2019 is as follows:

Fund	Value at March 31, 2019	Gross Purchases	Gross Sales	Shares Held at September 30, 2019	Value at September 30, 2019	Change in Unrealized for the Period Ended September 30, 2019	Dividend Income Earned in the Period Ended September 30, 2019	Net Realized Gain (Loss) in the Period Ended September 30, 2019
DoubleLine Income Fund (Class I)	$—	$70,000,000	$—	7,026,170	$69,980,655	$(19,345)	$109,256	$—

26	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments - Summary DoubleLine Core Fixed Income Fund	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONSµ
	Total Asset Backed Obligations (Cost $286,808,925)				293,260,793	2.3%

BANK LOANSµ
	Total Bank Loans (Cost $324,464,506)				317,687,745	2.5%

COLLATERALIZED LOAN OBLIGATIONSµ
	Total Collateralized Loan Obligations (Cost $359,819,072)				351,300,022	2.8%

FOREIGN CORPORATE BONDSµ
	Total Foreign Corporate Bonds (Cost $1,572,800,118)				1,611,834,402	12.8%

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONSµ
	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $117,404,889)				122,181,862	1.0%

MUNICIPAL BONDSµ
	Total Municipal Bonds (Cost $9,996,738)				11,048,461	0.1%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONSµ
	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $920,014,224)				927,903,562	7.3%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	Citigroup Mortgage Loan Trust,
44,324,273	Series 2019-A-PT1	3.92%	^	10/25/2058	44,514,398	0.4%

	CSMC Trust,
43,843,278	Series 2018-RPL8-A1	4.13%	#^	07/25/2058	44,331,061	0.4%

	Legacy Mortgage Asset Trust,
36,322,145	Series 2018-GS2-A1	4.00%	^§	04/25/2058	36,788,137	0.3%

	Legacy Mortgage Asset Trust,
47,813,908	Series 2018-SL1-A	4.00%	#^	02/25/2058	48,289,288	0.4%

	Legacy Mortgage Asset Trust,
39,576,085	Series 2019-RPL3-PT1	4.00%	^§	04/25/2058	40,441,931	0.3%

Other Non-Agency Residential Collateralized Mortgage Obligationsµ					925,563,842	7.2%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $1,117,707,538)				1,139,928,657	9.0%

US CORPORATE BONDSµ
	Total US Corporate Bonds (Cost $1,529,571,447)				1,610,166,786	12.7%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

	Federal Home Loan Mortgage Corporation,
61,624,166	Pool G61645	4.00%		10/01/2048	64,121,279	0.5%

	Federal Home Loan Mortgage Corporation,
43,526,209	Pool Q51461	3.50%		10/01/2047	45,000,212	0.4%

	Federal Home Loan Mortgage Corporation,
54,721,509	Pool SD0035	3.00%		04/01/2047	56,004,963	0.4%

	Federal Home Loan Mortgage Corporation,
35,084,510	Pool ZT1827	3.00%		07/01/2047	35,954,640	0.3%

	Federal Home Loan Mortgage Corporation,
57,760,990	Series 358-300	3.00%		10/15/2047	59,338,964	0.5%

	Federal Home Loan Mortgage Corporation,
48,494,540	Series 4542-AC	2.70%		01/15/2045	49,190,776	0.4%

	Federal Home Loan Mortgage Corporation,
85,741,053	Series 4750-PA	3.00%		07/15/2046	87,106,419	0.7%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	27

Schedule of Investments - Summary DoubleLine Core Fixed Income Fund (Cont.)	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

	Federal Home Loan Mortgage Corporation,
64,442,534	Series 4752-PL	3.00%		09/15/2046	66,644,522	0.5%

	Federal Home Loan Mortgage Corporation,
41,754,683	Pool G08701	3.00%		04/01/2046	42,812,943	0.3%

295,441,632	Federal Home Loan Mortgage Corporation	2.92% – 9.23%	I/F I/O P/O>	12/15/2030 – 01/15/2054	305,429,021	2.4%
67,256,421	Federal Home Loan Mortgage Corporation	3.00% – 5.50%		07/01/2035 – 04/01/2047	69,936,911	0.5%

51,850,586	Federal National Mortgage Association,	3.00%		08/01/2046	52,348,705	0.4%
	Pool AS7661
	Pool MA2711

110,429,000	Federal National Mortgage Association,	2.14%		10/25/2029	109,898,940	0.9%
	Pool JM2334
	Pool JM2336
	Pool JM2337
	Pool JM2338

87,942,681	Federal National Mortgage Association,	3.00%		06/25/2048	90,307,036	0.7%
	Series 2018-36-A
	Series 2018-39-AB

	Federal National Mortgage Association,
87,484,466	Series 2018-21-PO	0.00%	P/O	04/25/2048	80,259,754	0.6%

35,699,854	Federal National Mortgage Association,	3.00%	>	11/25/2044	36,297,467	0.3%
	Series 2014-70-VZ
	Series 2014-73-CZ

57,208,065	Federal National Mortgage Association,	3.00%		12/25/2047	57,974,550	0.5%
	Series 2018-27-JA

158,406,564	Federal National Mortgage Association,	0.00%	P/O	05/25/2048	139,786,712	1.1%
	Series 2018-35-PO
179,257,730	Federal National Mortgage Association	2.48% – 20.48%	I/F I/O>	4/25/2026 – 4/25/2050	133,525,528	1.1%
306,805,822	Federal National Mortgage Association	2.50% – 5.00%		12/01/2029 – 04/01/2047	314,389,899	2.5%
53,418,000	Federal National Mortgage Association	2.28% – 2.46%		10/01/2029 – 10/25/2031	53,752,468	0.4%

Other US Government and Agency Mortgage Backed Obligationsµ					96,079,785	0.8%

	Total US Government and Agency Mortgage Backed Obligations (Cost $1,961,783,336)				2,046,161,494	16.2%

US GOVERNMENT AND AGENCY OBLIGATIONS

117,162,206	United States Treasury Inflation Indexed Bonds	1.00%		02/15/2046	130,868,982	1.0%
59,747,268	United States Treasury Inflation Indexed Bonds	0.88%		01/15/2029	63,546,143	0.5%
197,750,000	United States Treasury Notes	1.75%		11/30/2021	198,225,063	1.6%
169,900,000	United States Treasury Notes	2.88%		10/15/2021	174,074,496	1.4%
142,100,000	United States Treasury Notes	2.25%		08/15/2027	148,588,863	1.2%
143,550,000	United States Treasury Notes	2.63%		02/28/2023	148,540,605	1.2%
139,250,000	United States Treasury Notes	2.25%		10/31/2024	143,859,937	1.1%
122,000,000	United States Treasury Notes	2.25%		11/15/2027	127,652,031	1.0%
122,300,000	United States Treasury Notes	2.13%		09/30/2024	125,560,538	1.0%
118,400,000	United States Treasury Notes	2.50%		03/31/2023	122,155,500	1.0%
116,100,000	United States Treasury Notes	2.75%		04/30/2023	120,834,703	1.0%
96,700,000	United States Treasury Notes	2.38%		05/15/2027	101,910,846	0.8%
95,700,000	United States Treasury Notes	1.63%		05/31/2023	95,913,082	0.8%
83,200,000	United States Treasury Notes	2.75%		11/15/2047	94,331,250	0.7%
86,150,000	United States Treasury Notes	3.00%		09/30/2025	92,999,935	0.7%
77,750,000	United States Treasury Notes	3.13%		02/15/2043	92,817,099	0.7%
61,200,000	United States Treasury Notes	3.75%		11/15/2043	80,576,015	0.6%
62,250,000	United States Treasury Notes	3.63%		08/15/2043	80,359,644	0.6%
73,300,000	United States Treasury Notes	2.75%		08/15/2021	74,745,957	0.6%
63,900,000	United States Treasury Notes	2.75%		02/28/2025	67,766,449	0.5%
65,400,000	United States Treasury Notes	2.50%		01/15/2022	66,676,066	0.5%
49,500,000	United States Treasury Notes	1.88%		08/31/2024	50,243,467	0.4%
36,000,000	United States Treasury Notes	2.63% – 2.75%		01/31/20206 – 11/15/2042	39,034,735	0.4%

	Total US Government and Agency Obligations (Cost $2,316,038,382)				2,441,281,406	19.3%

AFFILIATED MUTUAL FUNDS

84,724,040	DoubleLine Global Bond Fund (Class I)				874,352,093	6.9%
45,674,545	DoubleLine Infrastructure Income Fund (Class I)				476,385,502	3.8%
5,000,000	DoubleLine Long Duration Total Return Bond Fund (Class I)				54,700,000	0.4%

	Total Affiliated Mutual Funds (Cost $1,378,400,000)				1,405,437,595	11.1%

28	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
EXCHANGE TRADED FUNDS AND COMMON STOCKSµ
	Total Exchange Traded Funds and Common Stocks (Cost $11,867,203)				1,310,765	0.0%

WARRANTSµ
	Total Warrants (Cost $—)				—	0.0%

SHORT TERM INVESTMENTS
134,370,719	First American Government Obligations Fund - Class U	1.88%	♦		134,370,719	1.1%
134,370,719	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.83%	♦		134,370,719	1.1%
134,370,719	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.83%	♦		134,370,719	1.1%
6,650,000	United States Treasury Bills	0.00%		11/07/2019	6,638,290	0.0%
169,000,000	United States Treasury Bills	0.00%		09/10/2020	166,234,561	1.3%

	Total Short Term Investments (Cost $575,905,061)				575,985,008	4.6%

	Total Investments (Cost $12,482,581,439)				12,855,488,558	101.7%
	Liabilities in Excess of Other Assets				(216,050,542)	(1.7)%

	NET ASSETS				$12,639,438,016	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	19.3%
US Government and Agency Mortgage Backed Obligations	16.2%
Foreign Corporate Bonds	12.8%
US Corporate Bonds	12.7%
Affiliated Mutual Funds	11.1%
Non-Agency Residential Collateralized Mortgage Obligations	9.0%
Non-Agency Commercial Mortgage Backed Obligations	7.3%
Short Term Investments	4.6%
Collateralized Loan Obligations	2.8%
Bank Loans	2.5%
Asset Backed Obligations	2.3%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.0%
Municipal Bonds	0.1%
Exchange Traded Funds and Common Stocks	0.0%	~
Warrants	0.0%	~
Other Assets and Liabilities	(1.7)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
US Government and Agency Obligations	19.3%
US Government and Agency Mortgage Backed Obligations	16.2%
Affiliated Mutual Funds	11.1%
Non-Agency Residential Collateralized Mortgage Obligations	9.0%
Non-Agency Commercial Mortgage Backed Obligations	7.3%
Banking	5.3%
Short Term Investments	4.6%
Energy	2.9%
Collateralized Loan Obligations	2.8%
Utilities	2.4%
Asset Backed Obligations	2.3%
Telecommunications	2.1%
Finance	1.3%
Healthcare	1.2%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.1%

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Media	1.0%
Transportation	0.9%
Insurance	0.8%
Consumer Products	0.7%
Real Estate	0.7%
Technology	0.7%
Chemicals/Plastics	0.7%
Mining	0.6%
Pharmaceuticals	0.6%
Food Products	0.5%
Automotive	0.5%
Aerospace & Defense	0.4%
Beverage and Tobacco	0.4%
Hotels/Motels/Inns and Casinos	0.4%
Retailers (other than Food/Drug)	0.4%
Electronics/Electric	0.4%
Pulp & Paper	0.3%
Leisure	0.3%
Construction	0.3%
Building and Development (including Steel/Metals)	0.3%
Food Service	0.2%
Business Equipment and Services	0.2%
Containers and Glass Products	0.2%
Environmental Control	0.2%
Commercial Services	0.2%
Diversified Manufacturing	0.2%
Food/Drug Retailers	0.2%
Municipal Bonds	0.1%
Conglomerates	0.1%
Financial Intermediaries	0.1%
Industrial Equipment	0.1%
Chemical Products	0.1%
Cosmetics/Toiletries	0.0%	~
Other Assets and Liabilities	(1.7)%

	100.0%

µ

Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of September 30, 2019.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	29

Schedule of Investments - Summary DoubleLine Core Fixed Income Fund (Cont.)	(Unaudited) September 30, 2019

#

Includes variable rate securities. Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2019.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2019.

I/F

Includes inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

I/O	Includes interest only securities

P/O	Includes principal only securities

>

Includes U.S. Agency bonds that accrue interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of September 30, 2019.

♦	Seven-day yield as of September 30, 2019.

~	Represents less than 0.05% of net assets.

A summary of the DoubleLine Core Fixed Income Fund’s investments in affiliated mutual funds for the period ended September 30, 2019 is as follows:

Fund	Value at March 31, 2019	Gross Purchases	Gross Sales	Shares Held at September 30, 2019	Value at September 30, 2019	Change in Unrealized for the Period Ended September 30, 2019	Dividend Income Earned in the Period Ended September 30, 2019	Net Realized Gain (Loss) in the Period Ended September 30, 2019
DoubleLine Global Bond Fund (Class I)	$779,217,300	$93,000,000	$—	84,724,040	$874,352,093	$2,134,793	$7,772,574	$—
DoubleLine Infrastructure Income Fund (Class I)	461,769,648	—	—	45,674,545	476,385,502	14,615,854	6,679,524	—
DoubleLine Long Duration Total Return Bond Fund (Class I)	49,400,000	—	—	5,000,000	54,700,000	5,300,000	696,399	—

	$1,290,386,948	$93,000,000	$—	135,398,585	$1,405,437,595	$22,050,647	$15,148,497	$—

30	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 92.2%

ARGENTINA 3.3%
2,350,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%	^	11/04/2026	1,627,375
9,650,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%		11/04/2026	6,682,625
14,245,000	Pampa Energia S.A.	7.50%		01/24/2027	10,861,813
1,000,000	Pampa Energia S.A.	9.13%	^	04/15/2029	795,610
9,918,530	Stoneway Capital Corporation	10.00%		03/01/2027	5,975,914
700,000	Telecom Argentina SA	8.00%	^	07/18/2026	614,250
10,800,000	YPF S.A.	8.50%		07/28/2025	8,532,108
4,400,000	YPF S.A.	6.95%		07/21/2027	3,371,280

					38,460,975

BRAZIL 14.5%
18,400,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 5.26%)	7.75%	^	02/15/2029	19,228,000
18,700,000	Banco do Brasil S.A. (10 Year CMT Rate + 4.40%)	6.25%	†	04/15/2024	18,466,250
3,000,000	Braskem Finance Ltd.	5.75%		04/15/2021	3,120,030
4,700,000	CIMPOR Financial Operations B.V.	5.75%		07/17/2024	3,536,750
7,631,000	Cosan Overseas Ltd.	8.25%	†	11/05/2019	7,917,239
5,100,000	CSN Islands Corporation	7.00%	†	12/23/2019	4,465,739
4,900,000	CSN Resources S.A.	7.63%		02/13/2023	5,126,625
7,100,000	CSN Resources S.A.	7.63%	^	04/17/2026	7,384,816
600,000	CSN Resources S.A.	7.63%		04/17/2026	624,069
1,800,000	Globo Comunicacao e Participacoes S.A.	4.88%		04/11/2022	1,868,643
1,929,352	Invepar Holdings	0.00%	ΩÞ	12/30/2028	82,503
3,800,000	Itau Unibanco Holding S.A.	6.20%		12/21/2021	4,037,538
8,000,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.86%)	6.50%	†	03/19/2023	8,257,600
3,555,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.98%)	6.13%	†	12/12/2022	3,594,105
1,528,000	JBS Investments GMBH	6.25%		02/05/2023	1,558,575
8,300,000	JBS Investments GMBH	7.00%	^	01/15/2026	8,976,367
6,300,000	JBS Investments GMBH	5.75%	^	01/15/2028	6,575,625
15,200,000	JSL Europe S.A.	7.75%		07/26/2024	16,378,456
3,500,000	MARB BondCo PLC	7.00%	^	03/15/2024	3,657,535
500,000	MARB BondCo PLC	7.00%		03/15/2024	522,505
10,880,000	MARB BondCo PLC	6.88%		01/19/2025	11,402,240
9,000,000	Minerva Luxembourg S.A.	6.50%		09/20/2026	9,395,550
6,907,000	Minerva Luxembourg S.A.	5.88%		01/19/2028	6,942,916
3,000,000	NBM US Holdings, Inc.	7.00%	^	05/14/2026	3,155,625
5,000,000	Petrobras Global Finance B.V.	5.75%		02/01/2029	5,526,900
3,450,000	Petrobras Global Finance B.V.	7.25%		03/17/2044	4,138,275
3,750,000	Petrobras Global Finance B.V.	6.90%		03/19/2049	4,308,750

					170,249,226

CHILE 10.7%
500,000	AES Gener S.A.	5.00%		07/14/2025	523,812
9,000,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	^	03/26/2079	9,461,250

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
6,800,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		03/26/2079	7,148,500
2,000,000	Banco de Credito e Inversiones	4.00%		02/11/2023	2,097,797
1,500,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	1,561,875
5,700,000	Celulosa Arauco y Constitucion S.A.	5.50%	^	04/30/2049	6,334,125
6,500,000	ECL S.A.	5.63%		01/15/2021	6,774,961
8,000,000	Embotelladora Andina S.A.	5.00%		10/01/2023	8,616,073
2,260,700	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	2,370,557
8,240,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	7,457,510
8,392,000	ENTEL Chile S.A.	4.75%		08/01/2026	8,874,408
13,000,000	Geopark Ltd.	6.50%		09/21/2024	13,422,500
5,138,476	Guanay Finance Ltd.	6.00%		12/15/2020	5,215,553
4,500,000	Inversiones CMPC S.A.	4.50%		04/25/2022	4,685,670
3,475,000	Latam Finance Ltd.	6.88%		04/11/2024	3,660,044
7,200,000	Latam Finance Ltd.	7.00%	^	03/01/2026	7,690,824
4,000,000	SACI Falabella	3.75%		04/30/2023	4,119,816
900,000	Sociedad Quimica y Minera S.A.	4.38%		01/28/2025	955,125
4,500,000	SUAM Finance B.V.	4.88%		04/17/2024	4,854,375
2,500,000	Telefonica Chile S.A.	3.88%		10/12/2022	2,589,000
900,000	Transelec S.A.	4.63%		07/26/2023	960,759
2,084,000	VTR Finance B.V.	6.88%	^	01/15/2024	2,151,730
13,768,000	VTR Finance B.V.	6.88%		01/15/2024	14,215,460

					125,741,724

CHINA 2.2%
5,000,000	CNOOC Finance Ltd.	3.50%		05/05/2025	5,220,345
4,000,000	Sinopec Group Overseas Development Ltd.	2.75%		09/29/2026	4,000,913
250,000	Syngenta Finance N.V.	4.38%		03/28/2042	229,783
700,000	Syngenta Finance N.V.	5.68%	^	04/24/2048	724,816
15,500,000	Syngenta Finance N.V.	5.68%		04/24/2048	16,049,496

					26,225,353

COLOMBIA 7.8%
3,150,000	AI Candelaria Spain SLU	7.50%	^	12/15/2028	3,587,094
5,700,000	AI Candelaria Spain SLU	7.50%		12/15/2028	6,490,932
5,400,000	Bancolombia S.A.	5.13%		09/11/2022	5,690,304
4,000,000	Bancolombia S.A. (5 Year CMT Rate + 2.93%)	4.88%		10/18/2027	4,125,000
1,000,000	BBVA Colombia S.A.	4.88%		04/21/2025	1,073,750
1,545,000	Canacol Energy Ltd.	7.25%	^	05/03/2025	1,640,404
12,000,000	Canacol Energy Ltd.	7.25%		05/03/2025	12,741,000
2,200,000	Colombia Telecomunicaciones S.A. (5 Year Swap Rate USD + 6.96%)	8.50%	†	03/30/2020	2,263,250
9,800,000	Empresas Publicas de Medellin ESP	4.25%	^	07/18/2029	10,328,220
2,000,000	Fideicomiso Pacifico Tres	8.25%		01/15/2035	2,280,000
1,500,000	Gilex Holding Sarl	8.50%	^	05/02/2023	1,614,390
4,568,000	Gilex Holding Sarl	8.50%		05/02/2023	4,916,355
400,000	Gran Tierra Energy International Holdings Ltd.	6.25%	^	02/15/2025	360,000
11,300,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	10,170,000

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	31

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund (Cont.)	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,100,000	Gran Tierra Energy, Inc.	7.75%	^	05/23/2027	1,979,250
200,000	Grupo Aval Ltd.	4.75%		09/26/2022	207,200
4,000,000	Millicom International Cellular S.A.	6.00%		03/15/2025	4,160,000
6,700,000	Millicom International Cellular S.A.	5.13%		01/15/2028	7,010,545
6,500,000	Millicom International Cellular S.A.	6.25%	^	03/25/2029	7,114,900
2,500,000	Oleoducto Central S.A.	4.00%		05/07/2021	2,556,275
1,100,000	Tecnoglass, Inc.	8.20%		01/31/2022	1,190,750

					91,499,619

COSTA RICA 0.1%
606,000	Banco Nacional de Costa Rica	5.88%		04/25/2021	617,671

					617,671

DOMINICAN REPUBLIC 1.5%
7,500,000	AES Andres B.V.	7.95%	^	05/11/2026	8,015,625
4,000,000	AES Dominicana	7.95%		05/11/2026	4,275,000
1,800,000	Banco de Reservas de la Republica Dominicana	7.00%	^	02/01/2023	1,892,268
4,000,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	4,205,040

					18,387,933

GUATEMALA 1.0%
2,500,000	Bantrab Senior Trust	9.00%		11/14/2020	2,581,900
4,783,000	Comcel Trust	6.88%		02/06/2024	4,938,447
3,323,000	Energuate Trust	5.88%		05/03/2027	3,339,615
1,000,000	Industrial Senior Trust	5.50%		11/01/2022	1,048,750

					11,908,712

HONG KONG 1.8%
5,000,000	CK Hutchison International Ltd.	3.50%	^	04/05/2027	5,254,237
15,950,000	Radiant Access Ltd.	4.60%	†	05/18/2020	15,650,937

					20,905,174

INDIA 13.3%
4,432,000	Adani Ports & Special Economic Zone Ltd.	3.95%		01/19/2022	4,538,646
17,964,000	Bharti Airtel Ltd.	5.13%		03/11/2023	18,929,049
10,000,000	Bharti Airtel Ltd.	4.38%		06/10/2025	10,359,160
19,195,000	BPRL International Singapore Pte Ltd.	4.38%		01/18/2027	20,552,876
21,825,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	24,059,053
25,000,000	ONGC Videsh Ltd.	3.75%		07/27/2026	25,986,726
16,730,000	Reliance Holdings, Inc.	5.40%		02/14/2022	17,790,347
500,000	Reliance Industries Ltd.	8.25%		01/15/2027	661,089
9,500,000	UPL Corporation Ltd.	3.25%		10/13/2021	9,545,374
3,000,000	UPL Corporation Ltd.	4.50%		03/08/2028	3,114,786
4,800,000	Vedanta Resources Finance PLC	9.25%	^	04/23/2026	4,789,200
4,300,000	Vedanta Resources PLC	7.13%		05/31/2023	4,253,775
13,100,000	Vedanta Resources PLC	6.13%		08/09/2024	12,102,900

					156,682,981

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
INDONESIA 4.9%
13,550,000	Freeport-McMoRan Copper & Gold, Inc.	5.40%		11/14/2034	12,940,250
8,800,000	Freeport-McMoRan Copper & Gold, Inc.	5.45%		03/15/2043	7,967,344
8,893,800	LLPL Capital Pte Ltd.	6.88%	^	02/04/2039	10,359,943
7,000,000	Minejesa Capital B.V.	4.63%		08/10/2030	7,221,375
6,200,000	Minejesa Capital B.V.	5.63%		08/10/2037	6,718,802
191,600	Star Energy Geothermal Wayang Windu Ltd.	6.75%	^	04/24/2033	200,265
11,544,858	Star Energy Geothermal Wayang Windu Ltd.	6.75%		04/24/2033	12,066,970

					57,474,949

ISRAEL 0.4%
1,300,000	Delek & Avner Tamar Bond Ltd.	5.08%	^	12/30/2023	1,337,811
2,320,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	2,403,589
1,000,000	Israel Electric Corporation Ltd.	5.00%	^	11/12/2024	1,103,000

					4,844,400

JAMAICA 0.2%
19,583,417	Digicel Group Two Ltd. (7.13% Cash + 2.00% PIK)	9.13%	^	04/01/2024	2,056,259

					2,056,259

MALAYSIA 2.4%
17,000,000	Gohl Capital Ltd.	4.25%		01/24/2027	17,810,248
8,000,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	8,142,320
2,000,000	Petronas Capital Ltd.	3.50%		03/18/2025	2,107,387

					28,059,955

MEXICO 12.8%
8,100,000	Banco Mercantil de Norte (10 Year CMT Rate + 5.47%)	7.50%	^†	06/27/2029	8,231,625
16,472,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.35%)	7.63%	†	01/10/2028	16,863,375
1,000,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 4.45%)	5.75%		10/04/2031	1,003,760
3,000,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88%	†	07/06/2022	3,022,500
8,600,000	Banco Nacional de Comercio Exterior S.N.C. (5 Year CMT Rate + 3.00%) (5 Year CMT Rate + 3.00%)	3.80%		08/11/2026	8,718,336
5,000,000	Banco Santander (5 Year CMT Rate + 3.00%)	5.95%	^	10/01/2028	5,373,750
17,500,000	BBVA Bancomer S.A. (5 Year CMT Rate + 2.65%)	5.13%		01/18/2033	16,734,375
3,061,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	3,053,378
2,400,000	BBVA Bancomer S.A. (5 Year CMT Rate + 4.31%)	5.88%	^	09/13/2034	2,391,000
19,500,000	Cometa Energia S.A. de C.V.	6.38%		04/24/2035	20,816,250

32	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
4,800,000	Controladora Mabe S.A. de C.V.	5.60%		10/23/2028	5,184,048
9,000,000	Credito Real S.A.B. de C.V.	9.50%	^	02/07/2026	10,395,000
5,983,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13%	†	11/29/2022	6,162,550
5,500,000	Docuformas SAPI de C.V.	10.25%	^	07/24/2024	5,441,975
200,000	El Puerto de Liverpool S.A.B. de C.V.	3.88%		10/06/2026	203,752
4,000,000	Fresnillo PLC	5.50%		11/13/2023	4,370,040
4,900,000	Grupo Bimbo S.A.B. de C.V. (5 Year CMT Rate + 3.28%)	5.95%	†	04/17/2023	5,179,300
1,000,000	Grupo Idesa S.A. de C.V.	7.88%	^	12/18/2020	735,000
7,104,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	5,221,440
5,043,060	Mexico Generadora de Energia	5.50%		12/06/2032	5,446,555
1,000,000	Unifin Financiera S.A.B. de C.V.	7.38%		02/12/2026	982,510
17,533,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88%	†	01/29/2025	15,648,378

					151,178,897

PANAMA 6.5%
200,000	Aeropuerto Internacional de Tocumen S.A.	5.63%		05/18/2036	235,002
4,000,000	Banistmo S.A.	3.65%	^	09/19/2022	4,035,040
2,000,000	C&W Senior Financing DAC	7.50%	^	10/15/2026	2,115,000
800,000	C&W Senior Financing DAC	7.50%		10/15/2026	846,000
1,000,000	C&W Senior Financing DAC	6.88%	^	09/15/2027	1,040,000
15,743,000	C&W Senior Financing DAC	6.88%		09/15/2027	16,372,720
6,000,000	Empresa de Transmision Electrica S.A.	5.13%	^	05/02/2049	6,926,250
7,353,678	ENA Norte Trust	4.95%		04/25/2023	7,611,131
1,500,000	Global Bank Corporation	4.50%	^	10/20/2021	1,547,820
2,500,000	Global Bank Corporation	4.50%		10/20/2021	2,579,700
11,000,000	Global Bank Corporation (3 Month LIBOR USD + 3.30%)	5.25%	^	04/16/2029	11,682,000
11,104,119	Panama Metro Line SP	0.00%	^	12/05/2022	10,662,731
11,104,119	Panama Metro Line SP	0.00%		12/05/2022	10,662,730

					76,316,124

PARAGUAY 0.2%
2,500,000	Telefonica Celular del Paragu	5.88%	^	04/15/2027	2,681,875

					2,681,875

PERU 1.8%
3,900,000	AJE Corporation B.V.	6.50%		05/14/2022	3,719,625

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,100,000	Banco International del Peru S.A.A. (3 Month LIBOR USD + 6.74%)	8.50%		04/23/2070	2,168,271
200,000	Inkia Energy Ltd.	5.88%	^	11/09/2027	208,252
7,500,000	Inkia Energy Ltd.	5.88%		11/09/2027	7,809,450
2,000,000	Orazul Energy Egenor S en C por A	5.63%		04/28/2027	2,071,250
5,000,000	Transportadora de Gas del Peru S.A.	4.25%		04/30/2028	5,321,925

					21,298,773

PHILIPPINES 1.2%
1,000,000	BDO Unibank, Inc.	2.63%		10/24/2021	1,004,269
13,500,000	BDO Unibank, Inc.	2.95%		03/06/2023	13,694,675

					14,698,944

SINGAPORE 4.9%
1,100,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.62%)	2.90%		07/25/2022	1,105,121
15,619,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	09/07/2021	15,697,095
1,500,000	Oversea-Chinese Banking Ltd. (3 Month LIBOR USD + 0.45%)	2.57%		05/17/2021	1,501,810
19,000,000	Temasek Financial Ltd.	2.38%		01/23/2023	19,281,368
6,500,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.79%)	3.88%	†	10/19/2023	6,555,366
13,000,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	13,160,940

					57,301,700

THAILAND 0.7%
3,100,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.85%)	3.00%		05/23/2024	3,110,809
400,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.90%)	3.04%		11/20/2023	401,912
5,050,000	PTTEP Treasury Center Company Ltd. (5 Year CMT Rate + 2.72%)	4.60%	†	07/17/2022	5,174,725

					8,687,446

	Total Foreign Corporate Bonds (Cost $1,079,631,361)				1,085,278,690

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	33

Schedule of Investments DoubleLine Emerging Markets Fixed Income Fund (Cont.)	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 5.9%

COSTA RICA 1.4%
15,808,000	Costa Rica Government International Bond	10.00%		08/01/2020	16,657,838

					16,657,838

DOMINICAN REPUBLIC 0.4%
4,000,000	Dominican Republic International Bond	6.40%	^	06/05/2049	4,270,040

					4,270,040

INDONESIA 3.4%
3,200,000	Perusahaan Penerbit	3.40%		03/29/2022	3,270,880
7,900,000	Perusahaan Penerbit	4.15%		03/29/2027	8,468,800
13,708,000	Perusahaan Penerbit	3.75%		03/01/2023	14,220,474
13,500,000	Perusahaan Penerbit	4.15%	^	03/29/2027	14,472,000

					40,432,154

PHILIPPINES 0.7%
7,000,000	Philippine Government International Bond	4.20%		01/21/2024	7,601,628

					7,601,628

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $66,871,135)				68,961,660

EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.2%
228,497	Frontera Energy Corporation				2,207,286

	Total Exchange Traded Funds and Common Stocks (Cost $20,010,063)				2,207,286

WARRANTS 0.0%
1,609,815	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00*Þ				—

	Total Warrants (Cost $–)				—

SHORT TERM INVESTMENTS 0.7%
2,952,461	First American Government Obligations Fund - Class U	1.88%	♦		2,952,461
2,952,462	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.83%	♦		2,952,462

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,952,462	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.83%	♦		2,952,462

	Total Short Term Investments (Cost $8,857,385)				8,857,385

	Total Investments 99.0% (Cost $1,175,369,944)				1,165,305,021
	Other Assets in Excess of Liabilities 1.0%				12,302,091

	NET ASSETS 100.0%				$1,177,607,112

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	20.1%
Energy	15.1%
Utilities	13.5%
Telecommunications	9.2%
Transportation	7.4%
Finance	5.9%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	5.9%
Consumer Products	5.5%
Mining	3.9%
Chemicals/Plastics	2.6%
Building and Development (including Steel/Metals)	2.3%
Hotels/Motels/Inns and Casinos	1.5%
Real Estate	1.3%
Pulp & Paper	1.1%
Containers and Glass Products	1.1%
Chemical Products	0.8%
Short Term Investments	0.7%
Conglomerates	0.5%
Retailers (other than Food/Drug)	0.4%
Media	0.2%
Construction	0.0%	~
Other Assets and Liabilities	1.0%

	100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
Brazil	14.5%
India	13.3%
Mexico	12.8%
Chile	10.7%
Indonesia	8.3%
Colombia	8.0%
Panama	6.5%
Singapore	4.9%
Argentina	3.3%
Malaysia	2.4%
China	2.2%
Dominican Republic	1.9%
Philippines	1.9%
Peru	1.8%
Hong Kong	1.8%
Costa Rica	1.5%
Guatemala	1.0%
United States	0.7%
Thailand	0.7%
Israel	0.4%
Paraguay	0.2%
Jamaica	0.2%
Other Assets and Liabilities	1.0%

100.0%

34	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

†	Perpetual Maturity

Þ	Value determined using significant unobservable inputs.

♦	Seven-day yield as of September 30, 2019

BRL	Brazilian Real

*	Non-income producing security

~	Represents less than 0.05% of net assets

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	35

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated)	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 0.0%

	Citi Held For Asset Issuance,
11,222	Series 2015-PM1-C	5.01%	^	12/15/2021	11,229

	Total Asset Backed Obligations (Cost $11,219)				11,229

COLLATERALIZED LOAN OBLIGATIONS 0.1%

	Brookside Mill Ltd.,
1,000,000	Series 2013-1A-SUB	6.81%	#^@Þ	01/17/2028	252,774

	Total Collateralized Loan Obligations (Cost $494,615)				252,774

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 6.3%

	Adjustable Rate Mortgage Trust,
153,758	Series 2006-1-2A1	4.52%	#	03/25/2036	122,846

	Alternative Loan Trust,
356,766	Series 2005-55CB-1A1	5.50%		11/25/2035	333,821
273,152	Series 2005-J8-1A5	5.50%		07/25/2035	253,232
398,253	Series 2006-OA7-1A2 (12 Month US Treasury Average + 0.94%, 0.94% Floor)	3.39%		06/25/2046	373,019
344,009	Series 2007-HY4-4A1	3.97%	#	06/25/2037	328,583

	Banc of America Alternative Loan Trust,
342,013	Series 2006-7-A4	6.00%	ß	10/25/2036	186,337

	BCAP LLC Trust,
30,113	Series 2007-AA2-2A5	6.00%		04/25/2037	24,910
2,558,670	Series 2009-RR4-1A2	6.50%	#^	06/26/2037	1,295,396

	Chase Mortgage Finance Trust
217,150	Series 2006-S2-1A13, Series 2006-S2-1A13	6.25%		10/25/2036	162,051

	ChaseFlex Trust,
177,808	Series 2007-M1-2F4	4.22%	ß	08/25/2037	170,505

	CIM Trust,
910,000	Series 2017-3RR-B2	10.97%	#^Þ	01/27/2057	945,249

	Citicorp Mortgage Securities Trust,
613	Series 2007-2-3A1	5.50%		02/25/2037	601

	Citigroup Mortgage Loan Trust, Inc.,
57,061	Series 2009-7-2A2	5.50%	^	10/25/2021	56,510

	CitiMortgage Alternative Loan Trust,
170,510	Series 2007-A6-1A11	6.00%		06/25/2037	168,764

	Countrywide Alternative Loan Trust,
280,392	Series 2005-48T1-A2	5.50%		11/25/2035	250,735
535,276	Series 2006-15CB-A1	6.50%		06/25/2036	404,396
72,205	Series 2006-32CB-A16	5.50%		11/25/2036	60,096
719,655	Series 2006-J1-2A1	7.00%		02/25/2036	195,327
14,099	Series 2007-17CB-1A10 (-5 x 1 Month LIBOR USD + 29.90%, 29.90% Cap)	20.62%	I/F	08/25/2037	25,237
9,943	Series 2007-21CB-2A2 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	20.33%	I/F	09/25/2037	15,464

	Countrywide Home Loans,
156,264	Series 2007-10-A5	6.00%		07/25/2037	129,938
8,502	Series 2007-4-1A5	6.50%		05/25/2037	6,798

	Credit Suisse First Boston Mortgage Securities Corporation,
85,977	Series 2005-8-1A3	5.25%		09/25/2035	79,315

	Credit Suisse Mortgage Capital Certificates,
32,799	Series 2006-9-4A1	6.00%		11/25/2036	21,471

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Deutsche Mortgage Securities, Inc.,
59,150	Series 2006-PR1-3A1 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	9.29%	^ I/F	04/15/2036	57,769
242,462	Series 2006-PR1-5AI4 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	9.29%	^ I/F	04/15/2036	239,686

	First Horizon Alternative Mortgage Securities Trust,
34,798	Series 2007-FA2-1A3	6.00%		04/25/2037	23,638

	GreenPoint Mortgage Funding Trust,
1,082,886	Series 2005-AR3-2A1 (1 Month LIBOR USD + 0.26%, 0.26% Floor, 10.50% Cap)	2.28%		08/25/2045	764,210

	GSAA Home Equity Trust,
1,000,000	Series 2006-15-AF3B	5.93%	#	09/25/2036	124,349

	GSR Mortgage Loan Trust,
70,900	Series 2006-2F-2A20 (-1 x 1 Month LIBOR USD + 11.10%, 5.00% Floor, 11.10% Cap)	9.00%	I/F	02/25/2036	75,192

	HarborView Mortgage Loan Trust,
429,266	Series 2006-14-1A1A (1 Month LIBOR USD + 0.18%, 0.18% Floor)	2.24%		01/25/2047	413,552
481,115	Series 2007-3-1A1A (1 Month LIBOR USD + 0.20%)	2.26%		05/19/2047	477,167

	JP Morgan Alternative Loan Trust,
22,748	Series 2005-S1-2A11	6.00%		12/25/2035	21,566
329,702	Series 2006-S1-1A3	5.50%		03/25/2036	269,166

	JP Morgan Mortgage Acquisition Trust,
117,443	Series 2006-CH2-AF3	5.46%	ß	09/25/2029	94,538

	Lehman Mortgage Trust,
61,462	Series 2006-4-1A3 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	3.38%	I/F I/O	08/25/2036	10,315
3,841	Series 2006-4-1A4	6.00%		08/25/2036	3,720
776,198	Series 2007-10-2A1	6.50%		01/25/2038	508,848
35,472	Series 2007-5-11A1	5.10%	#	06/25/2037	27,397
885,970	Series 2007-5-1A3	5.75%		06/25/2037	885,484

	Lehman XS Trust,
134,333	Series 2005-1-3A3A	5.11%		07/25/2035	136,272

	MASTR Resecuritization Trust,
202,455	Series 2008-4-A1	6.00%	#^	06/27/2036	187,404

	Morgan Stanley Mortgage Loan Trust,
1,417,752	Series 2006-8AR-1A4 (1 Month LIBOR USD + 0.50%, 0.25% Floor)	2.52%		06/25/2036	679,566
226,914	Series 2007-13-6A1	6.00%		10/25/2037	187,756

	Residential Accredit Loans, Inc.,
144,486	Series 2006-QS10-A9	6.50%		08/25/2036	138,719
2,696	Series 2006-QS13-1A8	6.00%		09/25/2036	2,471
140,683	Series 2006-QS2-1A4	5.50%		02/25/2036	131,985
28,217	Series 2006-QS7-A4 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.00% Cap)	2.42%		06/25/2036	21,556
84,651	Series 2006-QS7-A5 (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	3.58%	I/F I/O	06/25/2036	12,713
53,372	Series 2006-QS8-A4 (1 Month LIBOR USD + 0.45%, 0.45% Floor)	2.47%		08/25/2036	42,175

36	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Residential Accredit Loans, Inc., (Cont.)
160,117	Series 2006-QS8-A5 (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	3.53%	I/F I/O	08/25/2036	22,747

	Residential Asset Mortgage Products, Inc.,
188,713	Series 2004-RS2-MII1 (1 Month LIBOR USD + 0.87%, 0.58% Floor, 14.00% Cap)	2.89%		02/25/2034	186,910

	Residential Asset Securitization Trust,
208,188	Series 2005-A11-1A4	5.50%		10/25/2035	195,223
16,538	Series 2005-A12-A12	5.50%		11/25/2035	15,010
420,798	Series 2006-A16-1A3	6.00%		02/25/2037	303,774
607,545	Series 2006-A9CB-A6	6.00%		09/25/2036	345,923
351,302	Series 2007-A1-A8	6.00%		03/25/2037	203,763
265,062	Series 2007-A5-2A5	6.00%		05/25/2037	227,251

	VOLT LLC,
1,578,753	Series 2018-NPL5-A1A	4.21%	^§	08/25/2048	1,586,800

	Washington Mutual Mortgage Pass-Through Certificates,
240,141	Series 2006-8-A6	4.38%	ß	10/25/2036	134,392

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $15,183,443)				14,369,608

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 2.5%

	Federal Home Loan Mortgage Corporation,
43,952	Series 3261-SA (-1 x 1 Month LIBOR USD + 6.43%, 6.43% Cap)	4.40%	I/F I/O	01/15/2037	7,703
84,156	Series 3355-BI (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	4.02%	I/F I/O	08/15/2037	15,907
28,983	Series 3384-S (-1 x 1 Month LIBOR USD + 6.39%, 6.39% Cap)	4.36%	I/F I/O	11/15/2037	3,556
100,165	Series 3384-SG (-1 x 1 Month LIBOR USD + 6.31%, 6.31% Cap)	4.28%	I/F I/O	08/15/2036	14,791
39,407	Series 3417-SX (-1 x 1 Month LIBOR USD + 6.18%, 6.18% Cap)	4.15%	I/F I/O	02/15/2038	3,950
53,491	Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	3.62%	I/F I/O	03/15/2038	6,009
490,989	Series 3423-TG (-1 x 1 Month LIBOR USD + 6.00%, 0.35% Cap)	0.35%	I/F I/O	03/15/2038	3,754
57,787	Series 3500-SA (-1 x 1 Month LIBOR USD + 5.52%, 5.52% Cap)	3.49%	I/F I/O	01/15/2039	5,680
158,305	Series 3523-SM (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.97%	I/F I/O	04/15/2039	25,467
12,493	Series 3562-WS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	2.92%	I/F I/O	08/15/2039	1,078

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
133,509	Series 3728-SV (-1 x 1 Month LIBOR USD + 4.45%, 4.45% Cap)	2.42%	I/F I/O	09/15/2040	10,595
122,141	Series 3758-S (-1 x 1 Month LIBOR USD + 6.03%, 6.03% Cap)	4.00%	I/F I/O	11/15/2040	24,542
78,319	Series 3779-DZ	4.50%		12/15/2040	87,268
153,485	Series 3815-ST (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	3.82%	I/F I/O	02/15/2041	23,181
55,255	Series 3900-SB (-1 x 1 Month LIBOR USD + 5.97%, 5.97% Cap)	3.94%	I/F I/O	07/15/2041	7,355
607,508	Series 4183-Z	3.00%	>	03/15/2043	642,942

	Federal National Mortgage Association,
71,160	Series 2006-101-SA (-1 x 1 Month LIBOR USD + 6.58%, 6.58% Cap)	4.56%	I/F I/O	10/25/2036	14,104
37,195	Series 2006-123-LI (-1 x 1 Month LIBOR USD + 6.32%, 6.32% Cap)	4.30%	I/F I/O	01/25/2037	7,106
267,931	Series 2007-39-AI (-1 x 1 Month LIBOR USD + 6.12%, 6.12% Cap)	4.10%	I/F I/O	05/25/2037	47,188
113,777	Series 2007-57-SX (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	4.60%	I/F I/O	10/25/2036	15,512
7,603	Series 2009-49-S (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	4.73%	I/F I/O	07/25/2039	1,207
118,678	Series 2009-86-CI (-1 x 1 Month LIBOR USD + 5.80%, 5.80% Cap)	3.78%	I/F I/O	09/25/2036	11,913
36,577	Series 2009-90-IA (-1 x 1 Month LIBOR USD + 5.75%, 5.75% Cap)	3.73%	I/F I/O	03/25/2037	4,732
38,275	Series 2009-90-IB (-1 x 1 Month LIBOR USD + 5.72%, 5.72% Cap)	3.70%	I/F I/O	04/25/2037	4,467
196,081	Series 2010-39-SL (-1 x 1 Month LIBOR USD + 5.67%, 5.67% Cap)	3.65%	I/F I/O	05/25/2040	19,252
85,506	Series 2011-5-PS (-1 x 1 Month LIBOR USD + 6.40%, 6.40% Cap)	4.38%	I/F I/O	11/25/2040	6,044
403,406	Series 2012-30-DZ	4.00%	>	04/25/2042	439,898
1,208,963	Series 2013-53-ZC	3.00%	>	06/25/2043	1,233,319
1,129,030	Series 2013-55-VZ	3.00%	>	06/25/2043	1,152,027
582,260	Series 2014-58-VZ	3.00%	>	09/25/2044	594,601
586,863	Series 2015-9-ZA	3.50%	>	03/25/2045	645,644

	Government National Mortgage Association,
19,472	Series 2009-6-SM (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	3.91%	I/F I/O	02/20/2038	2,104
336,459	Series 2011-45-GZ	4.50%		03/20/2041	361,588

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	37

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated) (Cont.)	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Government National Mortgage Association, (Cont.)
180,733	Series 2011-7-LS (-2 x 1 Month LIBOR USD + 9.88%, 9.88% Cap)	5.79%	I/F	12/20/2040	198,477

	Total US Government and Agency Mortgage Backed Obligations (Cost $5,180,228)				5,642,961

REAL ESTATE INVESTMENT TRUSTS 1.3%
148,747	Chimera Investment Corporation				2,909,491

	Total Real Estate Investment Trusts (Cost $2,232,665)				2,909,491

AFFILIATED MUTUAL FUNDS 28.7%
882,076	DoubleLine Core Fixed Income Fund (Class I)				9,817,509
1,011,049	DoubleLine Flexible Income Fund (Class I)				9,797,066
965,918	DoubleLine Low Duration Bond Fund (Class I)				9,688,158
3,300,984	DoubleLine Total Return Bond Fund (Class I)				35,485,583

	Total Affiliated Mutual Funds (Cost $66,150,315)				64,788,316

EXCHANGE TRADED FUNDS AND COMMON STOCKS 20.0%
33,500	Energy Select Sector SPDR Fund				1,983,200
95,500	iShares Core MSCI Emerging Markets ETF				4,681,410
109,000	iShares MSCI Australia Index ETF				2,425,250
25,500	iShares MSCI Brazil ETF				1,074,315
139,000	iShares MSCI Canada Index Fund				4,017,100
36,000	iShares MSCI Hong Kong Index ETF				817,200
173,000	iShares MSCI Japan ETF				9,816,020
34,000	iShares MSCI Singapore Capped ETF				788,800
37,000	iShares MSCI Sweden Capped ETF				1,089,650
147,000	SPDR Blackstone ETF				6,809,040
181,000	SPDR EURO STOXX 50 ETF				6,830,940
43,000	Utilities Select Sector SPDR Fund				2,783,820
35,000	Vanguard Global ex-U.S. Real Estate ETF				2,050,650

	Total Exchange Traded Funds and Common Stocks (Cost $45,576,000)				45,167,395

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 37.2%
25,920,091	First American Government Obligations Fund - Class U	1.88%	♦		25,920,091
25,920,091	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.83%	♦		25,920,091
25,920,091	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.83%	♦		25,920,091
1,300,000	United States Treasury Bills	0.00%	‡	10/08/2019	1,299,557
5,000,000	United States Treasury Bills	0.00%	‡	11/14/2019	4,989,015

	Total Short Term Investments (Cost $84,045,497)				84,048,845

	Total Investments 96.1% (Cost $218,873,982)				217,190,619
	Other Assets in Excess of Liabilities 3.9%				8,809,792

	NET ASSETS 100.0%				$226,000,411

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	37.2%
Affiliated Mutual Funds	28.7%
Exchange Traded Funds and Common Stocks	20.0%
Non-Agency Residential Collateralized Mortgage Obligations	6.3%
US Government and Agency Mortgage Backed Obligations	2.5%
Real Estate Investment Trusts	1.3%
Collateralized Loan Obligations	0.1%
Asset Backed Obligations	0.0%	~
Other Assets and Liabilities	3.9%

	100.0%

38	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2019.

ß

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of September 30, 2019.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2019.

I/F

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

I/O	Interest only security

@

Security pays interest at rates that represent residual cashflows available after more senior tranches have been paid. The interest rate disclosed reflects the estimated rate in effect as of September 30, 2019.

Þ	Value determined using significant unobservable inputs.

‡	All or a portion of this security has been pledged as collateral.

>

This U.S. Agency bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of September 30, 2019.

♦	Seven-day yield as of September 30, 2019

~	Represents less than 0.05% of net assets

Futures Contracts
Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount•	Value/Unrealized Appreciation (Depreciation)
FTSE 100 Index Future	Long	63	12/20/2019	5,719,351	$69,240
Ultra 10-Year US Treasury Note Future	Long	41	12/19/2019	5,838,656	(35,642)
CBOT 5 Year US Treasury Note Future	Long	166	12/31/2019	19,778,641	(58,703)
CME E-Mini Standard & Poor’s 500 Index Future	Long	244	12/20/2019	36,337,700	(224,475)
ICE US MSCI Emerging Markets EM Index Future	Long	157	12/20/2019	7,864,915	(225,673)

					$(475,253)

•	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

Swap Agreements

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	07/31/2020	44,000,000	$201,407
Short Commodity Basket Swap	Morgan Stanley	Short	(0.22)%	Termination	10/03/2019	(4,290,000)	(41,795)
Long Commodity Basket Swap	Morgan Stanley	Long	0.19%	Termination	10/03/2019	4,290,000	(112,676)

							$46,936

¤

Shiller Barclays CAPE® US Sector ER II USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”), and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of September 30, 2019, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E.

Long Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the Morgan Stanley index. At September 30, 2019, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value d	Value of Index	Weightings
Morgan Stanley Gasoil Roll	MSCYQS0	0.17	$77	17.0%
Morgan Stanley Nickel Roll	MSCYLN0	0.15	77	17.0%
Morgan Stanley Heating Oil Roll	MSCYHO0	0.18	75	16.6%
Morgan Stanley RBOB Roll	MSCYXB0	0.17	75	16.5%
Morgan Stanley Brent Oil Roll	MSCYCO0	0.19	75	16.5%
Morgan Stanley Crude Oil Roll	MSCYCL0	0.27	74	16.4%

			$453	100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	39

Schedule of Investments DoubleLine Multi-Asset Growth Fund (Consolidated) (Cont.)	(Unaudited) September 30, 2019

Short Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the Morgan Stanley index. At September 30, 2019, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value d	Value of Index	Weightings
Morgan Stanley Corn Roll	MSCYCN0	0.27	$77	17.2%
Morgan Stanley Wheat Roll	MSCYWH0	0.30	76	16.9%
Morgan Stanley Kansas Wheat Roll	MSCYKW0	0.49	75	16.8%
Morgan Stanley Soybeans Roll	MSCYSY0	0.21	75	16.8%
Morgan Stanley Coffee (Arabica) Roll	MSCYKC0	0.42	74	16.6%
Morgan Stanley Natural Gas Roll	MSCYNG0	0.41	70	15.7%

			$447	100.0%

d

Contract value represents the number of units of the underlying constituent’s index in one unit of the custom basket index at creation. The contract value is calculated by multiplying each constituent’s weight by the starting price of the custom basket index and dividing by the starting price of the constituent’s index. The contract value will differ depending on the date the swap is initiated.

Forward Currency Exchange Contracts
Settlement Date	Counterparty	Currency to be Sold		Value	Currency to be Purchased		Value	Unrealized Appreciation (Depreciation)
12/20/2019	RBC	850,000,000	JPY	$7,910,401	8,079,925	USD	$8,079,925	$169,524
12/20/2019	Goldman Sachs	424,000,000	JPY	3,945,894	4,030,878	USD	4,030,878	84,984
12/20/2019	RBC	7,988,557	USD	7,988,557	850,000,000	JPY	7,910,401	(78,156)
12/20/2019	Goldman Sachs	3,985,858	USD	3,985,858	424,000,000	JPY	3,945,894	(39,964)
12/20/2019	Goldman Sachs	6,002,834	USD	6,002,834	4,700,000	GBP	5,798,882	(203,952)
12/20/2019	RBC	6,096,113	USD	6,096,113	5,300,000	EUR	5,814,193	(281,920)

				$35,929,657			$35,580,173	$(349,484)

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

USD	US Dollar

A summary of the DoubleLine Multi-Asset Growth Fund’s (Consolidated) investments in affiliated mutual funds for the period ended September 30, 2019 is as follows:

Fund	Value at March 31, 2019	Gross Purchases	Gross Sales	Shares Held at September 30, 2019	Value at September 30, 2019	Change in Unrealized for the Period Ended September 30, 2019	Dividend Income Earned in the Period Ended September 30, 2019	Net Realized Gain (Loss) in the Period Ended September 30, 2019
DoubleLine Total Return Bond Fund (Class I)	$34,759,366	$—	$—	3,300,984	$35,485,583	$726,217	$640,185	$—
DoubleLine Flexible Income Fund (Class I)	9,756,624	—	—	1,011,049	9,797,066	40,442	223,190	—
DoubleLine Low Duration Bond Fund (Class I)	9,630,203	—	—	965,918	9,688,158	57,955	157,510	—
DoubleLine Core Fixed Income Fund (Class I)	9,552,886	—	—	882,076	9,817,509	264,623	167,183	—

	$63,699,079	$—	$—	6,160,027	$64,788,316	$1,089,237	$1,188,068	$—

40	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Low Duration Bond Fund	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 7.4%

	Access Group, Inc.,
6,602,138	Series 2007-A-B (3 Month LIBOR USD + 0.55%, 0.55% Floor)	2.68%		02/25/2037	6,360,257

	AccessLex Institute,
6,805,656	Series 2004-2-A3 (3 Month LIBOR USD + 0.19%, 0.19% Floor)	2.47%		10/25/2024	6,694,896

	Avant Loans Funding Trust,
4,250,000	Series 2017-B-C	4.99%	^	11/15/2023	4,274,461
12,089,337	Series 2019-A-A	3.48%	^	07/15/2022	12,135,484
16,000,000	Series 2019-B-A	2.72%	^	10/15/2026	16,017,202

	CLUB Credit Trust,
7,594,054	Series 2018-2-PT	8.65%	#^	02/15/2041	7,479,766

	Commonbond Student Loan Trust,
4,206,514	Series 2017-BGS-A1	2.68%	^	09/25/2042	4,227,305

	Consumer Loan Underlying Bond Credit Trust,
5,357,724	Series 2018-P1-A	3.39%	^	07/15/2025	5,382,008
7,562,129	Series 2018-P2-A	3.47%	^	10/15/2025	7,603,528
16,500,000	Series 2019-P2-A	2.47%	^	10/15/2026	16,484,830

	Credit Acceptance Auto Loan Trust,
9,993,650	Series 2017-2A-A	2.55%	^	02/17/2026	10,003,582

	DRB Prime Student Loan Trust,
4,657,327	Series 2016-R-A1 (1 Month LIBOR USD + 1.90%)	3.92%	^	10/25/2044	4,707,435

	Drive Auto Receivables Trust,
2,154,153	Series 2019-3-A1	2.49%		06/15/2020	2,154,408

	Earnest Student Loan Program,
3,734,051	Series 2016-A-A2	2.50%	^	04/25/2033	3,719,227
7,913,371	Series 2017-A-A2	2.65%	^	01/25/2041	7,941,147

	Flagship Credit Auto Trust,
217,479	Series 2016-3-B	2.43%	^	06/15/2021	217,483
5,144,637	Series 2016-4-B	2.41%	^	10/15/2021	5,143,764
8,658,895	Series 2017-1-B	2.83%	^	03/15/2023	8,667,790

	Foundation Finance Trust,
8,784,932	Series 2019-1A-A	3.86%	^	11/15/2034	8,925,359

	FREED Trust,
8,836,531	Series 2019-1-A	3.42%	^	06/18/2026	8,894,732

	GLS Auto Receivables Issuer Trust,
6,368,711	Series 2019-1A-A	3.37%	^	01/17/2023	6,419,698
13,621,121	Series 2019-2A-A	3.06%	^	04/17/2023	13,706,426

	Hilton Grand Vacations Trust,
3,354,067	Series 2018-AA-A	3.54%	^	02/25/2032	3,462,826

	Jimmy Johns Funding LLC,
4,753,980	Series 2017-1A-A2I	3.61%	^	07/30/2047	4,799,630

	Kabbage Funding LLC,
15,750,000	Series 2019-1-A	3.83%	^	03/15/2024	15,928,191

	Laurel Road Prime Student Loan Trust,
18,355,426	Series 2019-A-A1FX	2.34%	^	10/25/2048	18,364,548

	Marlette Funding Trust,
7,785,049	Series 2018-3A-A	3.20%	^	09/15/2028	7,805,871
6,431,017	Series 2019-1A-A	3.44%	^	04/16/2029	6,478,728
13,085,557	Series 2019-2A-A	3.13%	^	07/16/2029	13,189,213
13,333,475	Series 2019-3A-A	2.69%	^	09/17/2029	13,382,678

	Navient Private Education Refinance Loan Trust,
7,472,104	Series 2019-CA-A1	2.82%	^	02/15/2068	7,548,714

	NP SPE LLC,
7,500,000	Series 2019-1A-A1	2.57%	^	09/20/2049	7,521,270

	OneMain Financial Issuance Trust,
31,250,000	Series 2017-1A-A1	2.37%	^	09/14/2032	31,231,647

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Pagaya AI Debt Selection Trust,
15,000,000	Series 2019-3-A	3.82%	^	11/16/2026	15,049,875

	Prosper Marketplace Issuance Trust,
5,248,289	Series 2018-2A-A	3.35%	^	10/15/2024	5,263,414
7,392,809	Series 2019-1A-A	3.54%	^	04/15/2025	7,423,316
4,076,058	Series 2019-2A-A	3.20%	^	09/15/2025	4,091,075

	SCF Equipment Leasing LLC,
1,968,004	Series 2017-1A-A	3.77%	^	01/20/2023	1,989,598
5,044,112	Series 2017-2A-A	3.41%	^	12/20/2023	5,100,969

	Sierra Timeshare Receivables Funding LLC,
4,022,388	Series 2016-2A-A	2.33%	^	07/20/2033	4,013,812

	SLM Private Credit Student Loan Trust,
11,010,913	Series 2006-A-A5 (3 Month LIBOR USD + 0.29%, 0.29% Floor)	2.41%		06/15/2039	10,784,837
6,553,594	Series 2006-B-A5 (3 Month LIBOR USD + 0.27%, 0.27% Floor)	2.39%		12/15/2039	6,399,160

	SoFi Consumer Loan Program LLC,
358,788	Series 2016-1-A	3.26%	^	08/25/2025	362,546
1,274,147	Series 2016-3-A	3.05%	^	12/26/2025	1,279,257
4,601,890	Series 2017-6-A2	2.82%	^	11/25/2026	4,614,464

	SoFi Consumer Loan Program Trust,
1,197,660	Series 2016-2-A	3.09%	^	10/27/2025	1,202,252
3,140,187	Series 2017-1-A	3.28%	^	01/26/2026	3,162,739
2,262,366	Series 2017-2-A	3.28%	^	02/25/2026	2,280,368
2,772,269	Series 2017-3-A	2.77%	^	05/25/2026	2,781,404
4,036,409	Series 2017-5-A2	2.78%	^	09/25/2026	4,048,061
1,403,194	Series 2018-1-A1	2.55%	^	02/25/2027	1,403,460
5,027,556	Series 2018-3-A1	3.20%	^	08/25/2027	5,042,756
6,781,575	Series 2019-1-A	3.24%	^	02/25/2028	6,846,902
15,869,748	Series 2019-2-A	3.01%	^	04/25/2028	16,006,415

	Sofi Professional Loan Program LLC,
24,589,357	Series 2019-C-A1FX	2.13%	^	11/16/2048	24,597,378

	SoFi Professional Loan Program,
5,529,172	Series 2015-C-A2	2.51%	^	08/25/2033	5,565,077
3,312,086	Series 2016-A-A2	2.76%	^	12/26/2036	3,334,062
4,808,274	Series 2017-A-A2B	2.40%	^	03/26/2040	4,826,326
887,797	Series 2017-C-A2A	1.75%	^	07/25/2040	886,814
4,131,084	Series 2019-A-A1FX	3.18%	^	06/15/2048	4,175,748

	SoFi Professional Loan Program Trust,
3,448,428	Series 2018-D-A1FX	3.12%	^	02/25/2048	3,476,699

	Springleaf Funding Trust,
6,966,787	Series 2016-AA-A	2.90%	^	11/15/2029	6,968,460
25,000,000	Series 2017-AA-A	2.68%	^	07/15/2030	25,067,070

	Spruce Asset Backed Securities Trust,
253,684	Series 2016-E1-A	4.32%	^	06/15/2028	259,528

	TAL Advantage LLC,
1,395,833	Series 2013-2A-A	3.55%	^	11/20/2038	1,405,475

	Triton Container Finance LLC,
7,477,824	Series 2017-2A-A	3.62%	^	08/20/2042	7,567,870

	Upgrade Master Pass-Thru Trust,
4,593,766	Series 2019-ST1-A	4.00%	^	07/15/2025	4,625,389

	Upgrade Receivables Trust,
955,556	Series 2018-1A-A	3.76%	^	11/15/2024	958,712
10,311,117	Series 2019-1A-A	3.48%	^	03/15/2025	10,361,482

	Upstart Securitization Trust,
4,670,000	Series 2019-1-B	4.19%	^	04/20/2026	4,737,657
9,603,354	Series 2019-2-A	2.90%	^	09/20/2029	9,626,166

	Westlake Automobile Receivables Trust,
1,188,396	Series 2016-3A-C	2.46%	^	01/18/2022	1,188,444
20,000,000	Series 2017-2A-C	2.59%	^	12/15/2022	20,015,740
12,000,000	Series 2018-2A-B	3.20%	^	01/16/2024	12,061,336
5,000,000	Series 2019-2A-A2A	2.57%	^	02/15/2023	5,016,035

	Total Asset Backed Obligations (Cost $560,214,180)				562,742,252

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	41

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
BANK LOANS 2.4%

	AECOM Technology Corporation,
3,826,273	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.80%		03/13/2025	3,843,625

	Aramark Services, Inc.,
6,217,202	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.79%		03/11/2025	6,234,050

	Axalta Coating Systems Dutch Holding B.B.V.,
5,775,701	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	3.85%		05/31/2024	5,785,606

	Berry Global, Inc.,
5,735,578	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.55%		07/01/2026	5,769,906

	Burger King Restaurant Brands,
5,420,008	Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 2.25%, 1.00% Floor)	4.29%		02/16/2024	5,444,398

	Charter Communications Operating LLC,
5,674,939	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.05%		04/30/2025	5,715,741

	Crown Americas LLC,
1,483,783	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.00%		04/03/2025	1,493,324

	CSC Holdings LLC,
5,728,542	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.28%		07/17/2025	5,734,156

	Dell International LLC,
5,575,841	Senior Secured First Lien Term Loan	4.05%	±	09/19/2025	5,608,711

	ESH Hospitality, Inc.,
3,501,806	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.04%		09/18/2026	3,522,326

	Gray Television, Inc.,
3,793,355	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.51%		01/02/2026	3,812,056

	Grifols Worldwide Operations USA, Inc.,
5,932,010	Senior Secured First Lien Term Loan (1 Week LIBOR USD + 2.25%)	4.14%		01/31/2025	5,969,382

	HCA, Inc.,
5,709,206	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.79%		03/17/2023	5,733,841

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	HD Supply, Inc.,
4,187,227	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.79%		10/17/2023	4,207,305

	Hilton Worldwide Finance LLC,
5,646,161	Senior Secured First Lien Term Loan	3.77%	±	06/22/2026	5,686,051

	IAA, Inc.,
960,375	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.31%		06/29/2026	966,377

	IQVIA, Inc.,
5,700,377	Senior Secured First Lien Term Loan (2 Month LIBOR USD + 1.75%)	3.85%		06/09/2025	5,715,541

	Iron Mountain Information Management LLC,
3,883,632	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.79%		01/02/2026	3,856,117

	Jacobs Douwe Egberts International B.V.,
5,693,297	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.06%		11/03/2025	5,707,530

	JBS USA Lux S.A.,
5,933,133	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		05/01/2026	5,967,753

	KAR Auction Services, Inc.,
2,452,877	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.31%		09/19/2026	2,467,447

	KFC Holding Company,
5,686,859	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.79%		04/03/2025	5,704,630

	Lamar Media Corporation,
1,945,375	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	3.81%		03/14/2025	1,956,327

	Level 3 Financing, Inc.,
5,715,524	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.29%		02/22/2024	5,733,385

	MGM Growth Properties Operating Partnership LP,
5,696,810	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.04%		03/21/2025	5,717,774

	Microchip Technology Incorporated,
5,696,851	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.05%		05/29/2025	5,723,541

	Nexstar Broadcasting, Inc.,
4,255,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.81%		09/18/2026	4,279,254

42	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Open Text Corporation,
1,970,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.79%		05/30/2025	1,981,288

	Resideo Funding Inc.,
1,151,300	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	4.11%		10/27/2025	1,152,739

	RPI Finance Trust,
3,755,161	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.04%		03/27/2023	3,779,213

	Science Applications International Corporation,
5,652,288	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.79%		10/31/2025	5,658,788

	ServiceMaster Company LLC,
1,252,528	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		11/08/2023	1,255,991

	Six Flags Theme Parks, Inc.,
3,772,846	Senior Secured First Lien Term Loan	4.05%	±	04/17/2026	3,782,278

	Trans Union LLC,
5,721,141	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.04%		06/19/2025	5,749,747

	Universal Health Services, Inc.,
4,538,838	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.79%		10/31/2025	4,557,764

	US Foods, Inc.,
2,575,000	Senior Secured First Lien Term Loan	4.14%	±	09/13/2026	2,587,347

	VICI Properties 1 LLC,
5,730,748	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.05%		12/20/2024	5,752,840

	Virgin Media Bristol LLC,
3,799,969	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.53%		01/15/2026	3,806,904

	Vistra Operations Company LLC,
	Senior Secured First Lien Term Loan
2,246,615	(1 Month LIBOR USD + 2.00%)	4.02%		12/31/2025	2,255,826
3,369,923	(1 Month LIBOR USD + 2.00%)	4.04%		12/31/2025	3,383,740

	W.R. Grace & Company,
3,622,747	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	3.85%		04/03/2025	3,638,035
2,113,269	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	3.85%		04/03/2025	2,122,187

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wyndham Hotels & Resorts, Inc.,
5,667,779	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.79%		05/30/2025	5,701,248

	Total Bank Loans (Cost $184,728,909)				185,522,089

COLLATERALIZED LOAN OBLIGATIONS 14.0%

	AIMCO,
25,000,000	Series 2015-AA-AR (3 Month LIBOR USD + 0.85%, 0.85% Floor)	3.15%	^	01/15/2028	24,901,701

	Apres Static Ltd.,
18,480,854	Series 2019-1A-A1 (3 Month LIBOR USD + 1.17%, 1.17% Floor)	3.47%	^	01/15/2027	18,463,425

	Assurant Ltd.,
20,000,000	Series 2019-1A-A (3 Month LIBOR USD + 1.35%, 1.35% Floor)	3.63%	^	04/20/2030	20,019,269

	Atlas Senior Loan Fund Ltd.,
17,000,000	Series 2013-1A-AR (3 Month LIBOR USD + 0.83%)	2.95%	^	11/17/2027	16,998,702

	Avery Point Ltd.,
20,000,000	Series 2015-6A-AR (3 Month LIBOR USD + 1.05%)	3.34%	^	08/05/2027	20,002,000
29,500,000	Series 2015-7A-AR (3 Month LIBOR USD + 1.14%)	3.44%	^	01/15/2028	29,525,006

	Babson Ltd.,
5,987,000	Series 2015-2A-AR (3 Month LIBOR USD + 1.19%)	3.47%	^	10/20/2030	5,994,974

	Battalion Ltd.,
44,000,000	Series 2014-7A-A1RR (3 Month LIBOR USD + 1.04%)	3.34%	^	07/17/2028	43,881,901

	CarVal Ltd.,
42,000,000	Series 2019-1A-AN (3 Month LIBOR USD + 1.48%, 1.48% Floor)	3.76%	^	04/20/2032	42,080,078

	Cathedral Lake Ltd.,
35,000,000	Series 2018-5A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.48%	^	10/21/2030	34,881,047

	CFIP Ltd.,
26,500,000	Series 2014-1A-AR (3 Month LIBOR USD + 1.32%)	3.62%	^	07/13/2029	26,543,085

	CRMN Mortgage Trust,
3,000,000	Series 2018-1A-A1 (3 Month LIBOR USD + 1.25%, 1.25% Floor)	3.53%	^	10/25/2031	2,992,854

	Crown Point Ltd.,
20,000,000	Series 2018-6A-A1 (3 Month LIBOR USD + 1.17%, 1.17% Floor)	3.45%	^	10/20/2028	20,030,134

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	43

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Dryden Ltd.,
21,000,000	Series 2019-75A-AR (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.53%	^	07/15/2030	21,017,109

	Greywolf Ltd.,
5,585,000	Series 2015-1A-A1R (3 Month LIBOR USD + 1.16%, 1.16% Floor)	3.44%	^	01/27/2031	5,574,658
9,100,000	Series 2018-2A-A1 (3 Month LIBOR USD + 1.18%, 1.18% Floor)	3.46%	^	10/20/2031	9,063,311

	Halcyon Loan Advisors Funding Ltd.,
773,173	Series 2012-1X-A2 (3 Month LIBOR USD + 2.50%)	4.66%		08/15/2023	773,893
27,744	Series 2013-1A-A1 (3 Month LIBOR USD + 1.15%)	3.45%	^	04/15/2025	27,768
257,792	Series 2014-1A-A1R (3 Month LIBOR USD + 1.13%)	3.43%	^	04/18/2026	258,156
14,089,607	Series 2014-3A-AR (3 Month LIBOR USD + 1.10%)	3.38%	^	10/22/2025	14,092,950
25,000,000	Series 2015-3A-A1R (3 Month LIBOR USD + 0.90%)	3.20%	^	10/18/2027	24,999,474

	Harbourview Ltd.,
9,000,000	Series 7RA-A1 (3 Month LIBOR USD + 1.13%, 1.13% Floor)	3.43%	^	07/18/2031	8,943,124

	Jamestown Ltd.,
3,643,053	Series 2014-4A-A1AR (3 Month LIBOR USD + 0.69%)	2.99%	^	07/15/2026	3,635,882
10,500,000	Series 2018-6RA-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.43%	^	04/25/2030	10,437,304

	Jefferson Mill Ltd.,
10,000,000	Series 2015-1A-AR (3 Month LIBOR USD + 1.18%)	3.45%	^	10/20/2031	9,949,641

	Kingsland Ltd.,
22,000,000	Series 2018-8A-A (3 Month LIBOR USD + 1.12%, 1.12% Floor)	3.40%	^	04/20/2031	21,867,107

	LCM LP,
35,000,000	Series 19A-AR (3 Month LIBOR USD + 1.24%, 1.24% Floor)	3.54%	^	07/15/2027	35,139,406

	Madison Park Funding Ltd.,
8,750,000	Series 2012-10A-AR2 (3 Month LIBOR USD + 1.22%)	3.50%	^	01/20/2029	8,763,486
26,000,000	Series 2013-11A-AR (3 Month LIBOR USD + 1.16%)	3.42%	^	07/23/2029	26,036,367

	Marathon Ltd.,
20,685,000	Series 2013-5A-A1R (3 Month LIBOR USD + 0.87%)	3.02%	^	11/21/2027	20,605,936
3,000,000	Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	4.05%	^	04/15/2029	3,001,684

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Marathon Ltd., (Cont.)
24,100,000	Series 2018-12A-A1 (3 Month LIBOR USD + 1.18%)	3.48%	^	04/18/2031	24,048,360

	Marble Point Ltd.,
13,500,000	Series 2018-2A-A1 (3 Month LIBOR USD + 1.33%, 1.33% Floor)	3.61%	^	01/20/2032	13,528,009

	Midocean Credit,
41,500,000	Series 2017-7A-A1 (3 Month LIBOR USD + 1.32%)	3.62%	^	07/15/2029	41,583,259

	MP Ltd.,
35,000,000	Series 2013-2A-ARR (3 Month LIBOR USD + 1.28%)	3.56%	^	07/25/2029	34,964,692
13,000,000	Series 2015-1A-ARR (3 Month LIBOR USD + 1.08%)	3.38%	^	10/18/2028	12,962,594
25,000,000	Series 2015-2A-AR (3 Month LIBOR USD + 0.91%)	3.17%	^	10/28/2027	25,022,000

	Ocean Trails V,
25,000,000	Series 2014-5A-ARR (3 Month LIBOR USD + 1.28%, 1.28% Floor)	3.58%	^	10/13/2031	25,051,293

	OCP Ltd.,
16,500,000	Series 2014-5A-A1R (3 Month LIBOR USD + 1.08%, 1.08% Floor)	3.35%	^	04/26/2031	16,373,571

	Palmer Square Loan Funding Ltd.,
16,233,796	Series 2018-5A-A1 (3 Month LIBOR USD + 0.85%, 0.85% Floor)	3.13%	^	01/20/2027	16,208,870

	Park Avenue Institutional Advisers Ltd.,
34,000,000	Series 2018-1A-A1A (3 Month LIBOR USD + 1.28%, 1.28% Floor)	3.56%	^	10/20/2031	33,957,500

	Race Point Ltd.,
25,000,000	Series 2015-9A-A1AR (3 Month LIBOR USD + 1.21%)	3.51%	^	10/15/2030	25,000,578

	Regatta Funding Ltd.,
12,500,000	Series 2018-3A-A (3 Month LIBOR USD + 1.19%)	3.47%	^	10/25/2031	12,444,656

	Riserva Ltd.,
10,000,000	Series 2016-3A-AR (3 Month LIBOR USD + 1.14%)	3.44%	^	10/18/2028	9,999,717

	Romark Ltd.,
22,000,000	Series 2018-1A-A1 (3 Month LIBOR USD + 1.03%)	3.31%	^	04/20/2031	21,825,651

	Sound Point Ltd.,
16,000,000	Series 2014-2RA-A (3 Month LIBOR USD + 1.25%, 1.25% Floor)	3.53%	^	10/20/2031	15,979,811
25,000,000	Series 2015-1RA-A (3 Month LIBOR USD + 1.36%, 1.36% Floor)	3.96%	^	04/15/2030	25,000,151

44	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Steele Creek Ltd.,
2,365,000	Series 2014-1RA-A (3 Month LIBOR USD + 1.07%, 1.07% Floor)	3.35%	^	04/21/2031	2,347,714
18,000,000	Series 2019-2A-A1 (3 Month LIBOR USD + 1.36%, 1.36% Floor)	3.49%	^	07/15/2032	17,997,161

	TCI-Flatiron Ltd.,
20,000,000	Series 2016-1A-AR (3 Month LIBOR USD + 1.22%, 1.22% Floor)	3.52%	^	07/17/2028	20,012,694

	Tralee Ltd.,
44,000,000	Series 2019-6A-A1 (3 Month LIBOR USD + 1.45%, 0.00% Floor)	3.47%	^	10/25/2032	44,000,000

	Trimaran CAVU LLC,
10,000,000	Series 2019-1A-A1 (3 Month LIBOR USD + 1.46%, 1.46% Floor)	3.93%	^	07/20/2032	9,997,446

	Vibrant Ltd.,
22,000,000	Series 2015-3A-A1RR (3 Month LIBOR USD + 1.25%)	3.53%	^	10/20/2031	21,912,092
5,000,000	Series 2016-5A-A (3 Month LIBOR USD + 1.55%)	3.83%	^	01/20/2029	5,003,480

	Wellfleet Ltd.,
24,700,000	Series 2016-1A-AR (3 Month LIBOR USD + 0.91%)	3.19%	^	04/20/2028	24,622,781
20,000,000	Series 2017-2A-A1 (3 Month LIBOR USD + 1.25%)	3.53%	^	10/20/2029	20,005,253

	WhiteHorse Ltd.,
3,619,906	Series 2014-1A-AR (3 Month LIBOR USD + 0.90%)	3.15%	^	05/01/2026	3,618,056

	Zais Ltd.,
2,624,549	Series 2014-2A-A1AR (3 Month LIBOR USD + 1.20%)	3.48%	^	07/25/2026	2,627,218
13,000,000	Series 2016-2A-A1 (3 Month LIBOR USD + 1.53%)	3.83%	^	10/15/2028	13,006,085

	Total Collateralized Loan Obligations (Cost $1,070,004,564)				1,069,602,124

FOREIGN CORPORATE BONDS 15.0%
3,000,000	Adani Ports & Special Economic Zone Ltd.	3.95%		01/19/2022	3,072,188
5,906,000	AerCap Global Aviation Trust	4.63%		10/30/2020	6,046,745
1,370,000	AES Dominicana	7.95%		05/11/2026	1,464,187
3,500,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	^	03/26/2079	3,679,375
5,926,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		03/26/2079	6,229,707
5,802,000	Alibaba Group Holding Ltd.	3.13%		11/28/2021	5,894,352
11,625,000	AstraZeneca PLC	2.38%		11/16/2020	11,675,517
600,000	AstraZeneca PLC	2.38%		06/12/2022	604,630

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,540,000	Avolon Holdings Funding Ltd.	3.63%	^	05/01/2022	5,621,161
28,460,000	Axiata SPV2 BHD	3.47%		11/19/2020	28,770,265
15,420,000	Banco Bradesco S.A.	5.90%		01/16/2021	15,998,404
9,200,000	Banco BTG Pactual S.A.	4.00%		01/16/2020	9,223,092
2,500,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 5.26%)	7.75%	^	02/15/2029	2,612,500
3,600,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	3,784,536
4,831,000	Banco del Estado de Chile	2.67%		01/08/2021	4,834,639
8,500,000	Banco del Estado de Chile	3.88%		02/08/2022	8,806,710
7,200,000	Banco do Brasil S.A. (10 Year CMT Rate + 7.78%)	8.50%	†	10/20/2020	7,593,480
7,100,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	7,330,821
8,000,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	8,040,080
20,200,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88%	†	07/06/2022	20,351,500
12,500,000	Banco Nacional de Comercio Exterior S.N.C. (5 Year CMT Rate + 3.00%)	3.80%		08/11/2026	12,672,000
2,000,000	Banco Santander (5 Year CMT Rate + 3.00%)	5.95%	^	10/01/2028	2,149,500
3,094,000	Banco Santander Chile	2.50%		12/15/2020	3,115,349
4,336,000	Bancolombia S.A.	6.13%		07/26/2020	4,456,367
15,086,000	Bancolombia S.A.	5.95%		06/03/2021	15,915,730
9,490,000	Bangkok Bank PCL	4.80%		10/18/2020	9,725,848
5,683,000	Bangkok Bank PCL	3.88%		09/27/2022	5,902,598
3,300,000	Banistmo S.A.	3.65%		09/19/2022	3,328,908
2,400,000	Banistmo S.A.	3.65%	^	09/19/2022	2,421,024
11,918,000	Barclays Bank PLC	2.65%		01/11/2021	11,954,391
10,000,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	10,685,000
6,700,000	BBVA Bancomer S.A.	7.25%		04/22/2020	6,864,150
9,900,000	BBVA Bancomer S.A.	6.50%		03/10/2021	10,345,599
5,200,000	BBVA Bancomer S.A.	6.75%		09/30/2022	5,694,000
3,421,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	3,412,482
11,000,000	BDO Unibank, Inc.	2.63%		10/24/2021	11,046,962
17,400,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	18,355,956
2,800,000	Bharat Petroleum Ltd.	4.38%		01/24/2022	2,901,304
5,500,000	Bharti Airtel Ltd.	5.13%		03/11/2023	5,795,467
4,620,000	Brasil Bolsa Balcao S.A	5.50%		07/16/2020	4,735,546
1,530,000	Braskem Finance Ltd.	7.00%		05/07/2020	1,568,403
4,600,000	Braskem Finance Ltd.	5.75%		04/15/2021	4,784,046
12,500,000	C&W Senior Financing DAC	7.50%		10/15/2026	13,218,750
9,993,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	10,405,211
4,900,000	Cemex S.A.B. de C.V.	6.13%		05/05/2025	5,108,250
3,750,000	Cemex S.A.B. de C.V.	7.75%		04/16/2026	4,073,475
14,000,000	CK Hutchison International Ltd.	2.88%	^	04/05/2022	14,137,114
3,000,000	CK Hutchison International Ltd.	2.88%		04/05/2022	3,029,382
8,200,000	CNOOC Finance Ltd.	2.63%		05/05/2020	8,210,537
17,900,000	CNOOC Finance Ltd.	3.88%		05/02/2022	18,497,176
16,791,000	CNPC General Capital Ltd.	3.95%		04/19/2022	17,392,372
7,129,000	CNPC Overseas Capital Ltd.	4.50%		04/28/2021	7,349,294

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	45

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
5,962,000	Coca-Cola Femsa S.A.B. de C.V.	4.63%		02/15/2020	6,008,448
3,514,000	Colombia Telecomunicaciones S.A.	5.38%		09/27/2022	3,562,317
6,965,000	Colombia Telecomunicaciones S.A. (5 Year Swap Rate USD + 6.96%)	8.50%	†	03/30/2020	7,165,244
400,000	Comcel Trust	6.88%		02/06/2024	413,000
5,746,000	Commonwealth Bank of Australia	2.25%	^	03/10/2020	5,752,013
3,670,000	Commonwealth Bank of Australia	2.05%	^	09/18/2020	3,673,251
2,275,000	Commonwealth Bank of Australia	2.75%	^	03/10/2022	2,313,039
900,000	Corp Nacional del Cobre de Chile	3.88%		11/03/2021	926,784
6,125,000	Credit Suisse Group AG (3 Month LIBOR USD + 1.24%)	3.37%	^	06/12/2024	6,167,689
2,955,000	Credito Real S.A.B. de C.V.	7.25%		07/20/2023	3,143,381
437,000	Credito Real S.A.B. de C.V.	7.25%	^	07/20/2023	464,859
212,000	DBS Group Holdings Ltd.	2.85%	^	04/16/2022	215,055
1,950,000	DBS Group Holdings Ltd.	2.85%		04/16/2022	1,978,098
2,500,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.62%)	2.90%		07/25/2022	2,511,639
2,000,000	DBS Group Holdings Ltd. (5 Year Mid Swap Rate USD + 1.59%)	4.52%		12/11/2028	2,127,692
18,527,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	09/07/2021	18,619,635
6,320,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	6,405,946
3,400,000	Digicel Group Ltd.	8.25%	^	09/30/2022	731,000
7,800,000	ECL S.A.	5.63%		01/15/2021	8,129,953
1,000,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	905,038
14,572,539	ENA Norte Trust	4.95%		04/25/2023	15,082,723
1,796,000	ESAL GMBH	6.25%		02/05/2023	1,831,938
1,850,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.85%)	3.00%		05/23/2024	1,856,451
1,700,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.90%)	3.04%		11/20/2023	1,708,127
10,000,000	Export-Import Bank of India	3.13%		07/20/2021	10,104,100
11,200,000	Freeport-McMoRan, Inc.	4.55%		11/14/2024	11,505,760
2,309,000	GlaxoSmithKline Capital PLC	3.13%		05/14/2021	2,355,359
9,670,000	GlaxoSmithKline Capital PLC	2.88%		06/01/2022	9,883,175
9,000,000	Global Bank Corporation	4.50%		10/20/2021	9,286,920
1,900,000	Global Bank Corporation	4.50%	^	10/20/2021	1,960,572
9,170,000	Globo Comunicacao e Participacoes S.A.	4.88%		04/11/2022	9,519,698
7,500,000	Grupo Aval Ltd.	4.75%		09/26/2022	7,770,000
10,392,000	Grupo Bimbo S.A.B. de C.V.	4.88%		06/30/2020	10,591,472
12,600,000	Grupo Bimbo S.A.B. de C.V. (5 Year CMT Rate + 3.28%)	5.95%	†	04/17/2023	13,318,200
5,770,000	GrupoSura Finance S.A.	5.70%		05/18/2021	6,051,287

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,932,861	Guanay Finance Ltd.	6.00%		12/15/2020	2,976,854
6,085,000	HSBC Holdings PLC (3 Month LIBOR USD + 1.00%)	3.12%		05/18/2024	6,112,475
8,900,000	Hutchison Whampoa International Ltd.	4.63%		01/13/2022	9,315,754
7,935,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	8,360,078
6,000,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	6,614,173
1,000,000	Indian Oil Corporation Ltd.	4.75%		01/16/2024	1,068,321
10,725,000	Inversiones CMPC S.A.	4.50%		04/25/2022	11,167,513
1,600,000	Israel Electric Corporation Ltd.	6.88%		06/21/2023	1,827,200
700,000	Itau Unibanco Holding S.A.	6.20%		12/21/2021	743,757
1,300,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.98%)	6.13%	†	12/12/2022	1,314,300
3,450,000	Itau Unibanco Holdings S.A.	6.20%		04/15/2020	3,519,862
9,825,000	Itau Unibanco Holdings S.A.	5.75%		01/22/2021	10,161,997
1,000,000	JBS Investments GMBH	7.00%	^	01/15/2026	1,081,490
10,000,000	Latam Finance Ltd.	6.88%		04/11/2024	10,532,500
11,428,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	11,631,304
19,600,000	MARB BondCo PLC	7.00%		03/15/2024	20,482,196
9,500,000	Millicom International Cellular S.A.	6.00%		03/15/2025	9,880,000
1,500,000	Millicom International Cellular SA	6.63%		10/15/2026	1,635,000
12,670,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 0.86%)	3.13%		07/26/2023	12,710,182
12,025,000	Mizuho Financial Group, Inc. (3 Month LIBOR USD + 0.79%)	2.92%		03/05/2023	12,068,924
3,900,000	Multibank, Inc.	4.38%		11/09/2022	4,020,939
5,484,000	Nacional Financiera S.N.C.	3.38%		11/05/2020	5,532,040
14,150,000	Oleoducto Central S.A.	4.00%		05/07/2021	14,468,517
10,700,000	ONGC Videsh Ltd.	2.88%		01/27/2022	10,713,054
3,000,000	ONGC Videsh Ltd.	3.75%		05/07/2023	3,095,580
12,000,000	Oversea-Chinese Banking Corporation (5 Year Swap Rate USD + 2.20%)	4.00%		10/15/2024	12,007,672
3,600,000	Pampa Energia S.A.	7.38%		07/21/2023	2,970,000
17,459,946	Panama Metro Line SP	0.00%		12/05/2022	16,765,913
5,210,394	Panama Metro Line SP	0.00%	^	12/05/2022	5,003,281
15,981,000	Pertamina Persero PT	5.25%		05/23/2021	16,687,715
9,000,000	Pertamina Persero PT	4.88%		05/03/2022	9,513,206
3,334,000	Perusahaan Listrik Negara PT	5.50%		11/22/2021	3,542,375
3,376,000	Petrobras Global Finance B.V.	5.38%		01/27/2021	3,497,536
7,000,000	Petronas Capital Ltd.	3.13%		03/18/2022	7,123,948
21,600,000	Petronas Global Sukuk Ltd.	2.71%		03/18/2020	21,582,180
2,340,000	PTTEP Canada International Finance Ltd.	5.69%		04/05/2021	2,450,117
10,500,000	PTTEP Treasury Center Company Ltd. (5 Year CMT Rate + 2.72%)	4.60%	†	07/17/2022	10,759,329
4,250,000	Reliance Holdings, Inc.	4.50%		10/19/2020	4,333,002
17,560,000	Reliance Holdings, Inc.	5.40%		02/14/2022	18,672,952
6,380,000	Royal Bank of Scotland Group PLC (3 Month LIBOR USD + 1.55%)	3.66%		06/25/2024	6,396,806

46	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
11,585,000	Santander UK PLC	2.50%		01/05/2021	11,602,570
4,160,000	Scotiabank Peru S.A. (3 Month LIBOR USD + 3.86%)	4.50%		12/13/2027	4,331,642
18,600,000	Sinochem Overseas Capital Ltd.	4.50%		11/12/2020	19,004,681
10,800,000	Sinopec Group Overseas Development Ltd.	2.50%		04/28/2020	10,807,890
500,000	Sinopec Group Overseas Development Ltd.	2.25%		09/13/2020	499,677
4,200,000	Sinopec Group Overseas Development Ltd.	2.75%		05/03/2021	4,220,105
2,090,000	Sinopec Group Overseas Development Ltd.	2.00%		09/29/2021	2,072,186
3,000,000	Sinopec Group Overseas Development Ltd.	2.00%	^	09/29/2021	2,974,430
3,710,000	Sinopec Group Overseas Development Ltd.	3.00%	^	04/12/2022	3,755,362
4,000,000	Sinopec Group Overseas Development Ltd.	3.00%		04/12/2022	4,048,908
2,500,000	Sociedad Quimica y Minera S.A.	5.50%		04/21/2020	2,546,000
13,600,000	Southern Copper Corporation	5.38%		04/16/2020	13,788,365
12,335,000	Sumitomo Mitsui Financial Group, Inc.	2.06%		07/14/2021	12,301,308
5,552,000	Takeda Pharmaceutical Company Ltd.	4.00%	^	11/26/2021	5,750,101
6,511,000	Tecnoglass, Inc.	8.20%		01/31/2022	7,048,157
16,500,000	Telefonica Chile S.A.	3.88%		10/12/2022	17,087,402
1,000,000	Temasek Financial Ltd.	2.38%		01/23/2023	1,014,809
11,830,000	Toronto-Dominion Bank	3.25%		06/11/2021	12,081,783
6,580,000	UBS AG	2.45%	^	12/01/2020	6,607,457
9,720,000	Unifin Financiera S.A.B. de C.V.	7.25%		09/27/2023	10,079,640
4,300,000	Union Bank of the Philippines	3.37%		11/29/2022	4,410,178
775,000	United Overseas Bank Ltd. (3 Month LIBOR USD + 0.48%)	2.74%	^	04/23/2021	777,077
850,000	United Overseas Bank Ltd. (3 Month LIBOR USD + 0.48%)	2.74%		04/23/2021	852,278
5,620,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.50%)	3.75%		04/15/2029	5,832,088

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
7,637,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	7,638,298
7,550,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	7,643,469
10,000,000	UPL Corporation	3.25%		10/13/2021	10,047,762
2,915,000	Vedanta Resources PLC	7.13%		05/31/2023	2,883,664
1,000,000	Vedanta Resources PLC	6.13%		08/09/2024	923,885
13,936,000	VTR Finance B.V.	6.88%		01/15/2024	14,388,920
8,605,000	Westpac Banking Corporation	2.65%		01/25/2021	8,672,911

	Total Foreign Corporate Bonds (Cost $1,138,257,740)				1,152,958,988

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 1.4%
5,600,000	Brazilian Government International Bond	4.88%		01/22/2021	5,803,056
14,159,000	Chile Government International Bond	3.88%		08/05/2020	14,382,004
26,500,000	Colombia Government International Bond	4.38%		07/12/2021	27,474,140
1,210,000	Costa Rica Government International Bond	10.00%		08/01/2020	1,275,050
24,033,333	Dominican Republic International Bond	7.50%		05/06/2021	25,144,875
8,000,000	Indonesia Government International Bond	4.88%		05/05/2021	8,303,847
6,740,000	Indonesia Government International Bond	3.70%	^	01/08/2022	6,933,243
600,000	Indonesia Government International Bond	3.75%		04/25/2022	619,499
4,000,000	Philippine Government International Bond	4.00%		01/15/2021	4,093,448
10,100,000	Perusahaan Penerbit	3.40%		03/29/2022	10,323,715
250,000	Wakala Global Sukuk BHD	4.65%		07/06/2021	260,514

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $104,115,252)				104,613,391

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	47

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 16.6%

	Americold LLC,
1,900,000	Series 2010-ARTA-D	7.44%	^	01/14/2029	1,978,874

	Arbor Realty Ltd.,
15,000,000	Series 2017-FL2-A (1 Month LIBOR USD + 0.99%)	3.02%	^	08/15/2027	15,017,880
12,618,000	Series 2018-FL1-A (1 Month LIBOR USD + 1.15%)	3.18%	^	06/15/2028	12,648,788

	AREIT Trust,
363,000	Series 2018-CRE1-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	3.68%	^	02/14/2035	363,794

	Ashford Hospitality Trust,
9,423,579	Series 2018-ASHF-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	2.93%	^	04/15/2035	9,423,122

	Atrium Hotel Portfolio Trust,
12,019,000	Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%)	5.08%	^	12/15/2036	12,101,090
12,570,000	Series 2018-ATRM-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	2.98%	^	06/15/2035	12,594,225
225,000	Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	5.43%	^	06/15/2035	227,153

	Bancorp Commercial Mortgage Trust,
14,809,387	Series 2018-CRE4-A (1 Month LIBOR USD + 0.90%, 0.95% Floor)	2.93%	^	09/15/2035	14,822,407

	BANK,
88,888,894	Series 2017-BNK5-XA	1.23%	# I/O	06/15/2060	5,216,791
103,506,922	Series 2017-BNK6-XA	1.00%	# I/O	07/15/2060	5,217,515

	Barclays Commercial Mortgage Securities LLC,
94,767,524	Series 2017-C1-XA	1.67%	# I/O	02/15/2050	8,140,492
2,261,000	Series 2017-DELC-C (1 Month LIBOR USD + 1.20%)	3.23%	^	08/15/2036	2,256,340
2,577,000	Series 2017-DELC-D (1 Month LIBOR USD + 1.70%)	3.73%	^	08/15/2036	2,583,080
5,194,000	Series 2017-DELC-E (1 Month LIBOR USD + 2.50%)	4.53%	^	08/15/2036	5,211,780
5,175,000	Series 2017-DELC-F (1 Month LIBOR USD + 3.50%)	5.53%	^	08/15/2036	5,201,180

	BBCMS Mortgage Trust,
13,430,131	Series 2018-BXH-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.03%	^	10/15/2037	13,419,954
168,500	Series 2018-CBM-D (1 Month LIBOR USD + 2.39%, 2.39% Floor)	4.42%	^	07/15/2037	168,929
17,989,000	Series 2018-TALL-A (1 Month LIBOR USD + 0.72%)	2.75%	^	03/15/2037	17,971,198

	BDS Ltd.,
12,783,000	Series 2019-FL4-A (1 Month LIBOR USD + 1.10%, 0.00% Floor)	3.13%	^	08/15/2036	12,831,742

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Bear Stearns Commercial Mortgage Securities, Inc.,
1,362,412	Series 2005-PW10-AJ	5.78%	#	12/11/2040	1,392,038
5,209,139	Series 2007-T26-AJ	5.57%	#	01/12/2045	4,544,860

	Benchmark Mortgage Trust,
128,706,968	Series 2018-B1-XA	0.66%	# I/O	01/15/2051	4,536,612

	BHMS Trust,
12,792,000	Series 2018-ATLS-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.28%	^	07/15/2035	12,813,168
2,050,000	Series 2018-ATLS-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	3.93%	^	07/15/2035	2,057,353
13,797,000	Series 2019-BXHP-A (1 Month LIBOR USD + 0.98%, 0.98% Floor)	3.00%	^	08/15/2036	13,745,391
5,797,000	Series 2019-BXHP-C (1 Month LIBOR USD + 1.52%, 1.52% Floor)	3.55%	^	08/15/2036	5,786,585

	Bsprt Issuer Ltd.,
18,407,000	Series 2019-FL5-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	3.48%	^	05/15/2029	18,477,167

	BX Commercial Mortgage Trust,
615,000	Series 2018-BIOA-C (1 Month LIBOR USD + 1.12%, 1.10% Floor)	3.15%	^	03/15/2037	615,923
3,590,000	Series 2018-BIOA-D (1 Month LIBOR USD + 1.32%, 1.35% Floor)	3.35%	^	03/15/2037	3,604,445
8,976,000	Series 2018-BIOA-E (1 Month LIBOR USD + 1.95%, 1.98% Floor)	3.98%	^	03/15/2037	9,018,298
1,950,883	Series 2018-EXCL-C (1 Month LIBOR USD + 1.98%)	4.00%	^	09/15/2037	1,956,866
12,926,472	Series 2018-IND-A (1 Month LIBOR USD + 0.75%, 0.75% Floor)	2.78%	^	11/15/2035	12,938,952

	BX Trust,
3,506,536	Series 2017-APPL-A (1 Month LIBOR USD + 0.88%, 0.88% Floor)	2.91%	^	07/15/2034	3,510,035
14,603,850	Series 2017-APPL-B (1 Month LIBOR USD + 1.15%, 1.15% Floor)	3.18%	^	07/15/2034	14,623,257
3,761,250	Series 2017-APPL-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	4.08%	^	07/15/2034	3,770,983
5,819,950	Series 2017-APPL-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.18%	^	07/15/2034	5,849,235
6,117,000	Series 2017-FL1-C (1 Month LIBOR USD + 1.95%, 1.95% Floor)	3.97%	^	06/15/2035	6,117,000
5,854,800	Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%)	4.08%	^	07/15/2034	5,862,052

48	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	BX Trust, (Cont.)
9,922,900	Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%)	5.18%	^	07/15/2034	9,984,856
14,601,676	Series 2018-EXCL-A (1 Month LIBOR USD + 1.09%)	3.12%	^	09/15/2037	14,613,354
3,532,459	Series 2018-EXCL-B (1 Month LIBOR USD + 1.33%, 1.33% Floor)	3.35%	^	09/15/2037	3,531,581
11,441,000	Series 2018-GW-A (1 Month LIBOR USD + 0.80%, 0.80% Floor)	2.83%	^	05/15/2035	11,433,808
1,001,000	Series 2018-GW-D (1 Month LIBOR USD + 1.77%, 1.77% Floor)	3.80%	^	05/15/2035	1,005,760
10,499,130	Series 2018-MCSF-D (1 Month LIBOR USD + 1.45%, 1.45% Floor)	3.48%	^	04/15/2035	10,502,985
124,000	Series 2018-MCSF-F (1 Month LIBOR USD + 2.65%, 2.65% Floor)	4.67%	^	04/15/2035	124,951
10,620,000	Series 2019-MMP-B (1 Month LIBOR USD + 1.30%, 1.30% Floor)	3.33%	^	08/15/2036	10,646,550
1,905,000	Series 2019-MMP-C (1 Month LIBOR USD + 1.45%, 1.45% Floor)	3.48%	^	08/15/2036	1,909,759
660,000	Series 2019-MMP-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	3.93%	^	08/15/2036	664,532

	Caesars Palace Las Vegas Trust,
4,055,000	Series 2017-VICI-E	4.50%	#^	10/15/2034	4,202,660

	CAMB Commercial Mortgage Trust,
17,352,000	Series 2019-LIFE-A (1 Month LIBOR USD + 1.07%, 1.07% Floor)	3.10%	^	12/15/2037	17,410,743

	CCRESG Commercial Mortgage Trust,
712,000	Series 2016-HEAT-A	3.36%	^	04/10/2029	718,630

	CD Commercial Mortgage Trust,
26,128,433	Series 2017-CD4-XA	1.47%	# I/O	05/10/2050	1,902,369

	CF Trust,
6,444,000	Series 2019-MF1-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	3.08%	^	08/21/2032	6,460,174

	CFCRE Commercial Mortgage Trust,
114,032,864	Series 2017-C8-XA	1.81%	# I/O	06/15/2050	10,114,453
42,452,000	Series 2017-C8-XB	1.12%	# I/O	06/15/2050	2,749,731
5,586,000	Series 2018-TAN-B	4.69%	^	02/15/2033	5,949,031
4,752,000	Series 2018-TAN-C	5.29%	^	02/15/2033	5,092,912
2,851,000	Series 2018-TAN-D	6.10%	^	02/15/2033	3,063,337

	CG-CCRE Commercial Mortgage Trust,
1,364,901	Series 2014-FL2-A (1 Month LIBOR USD + 1.85%, 1.85% Floor)	3.88%	^	11/15/2031	1,362,475

	CGDBB Commercial Mortgage Trust,
2,410,000	Series 2017-BIOC-A (1 Month LIBOR USD + 0.79%, 0.75% Floor)	2.82%	^	07/15/2032	2,412,185

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	CGDBB Commercial Mortgage Trust, (Cont.)
4,165,000	Series 2017-BIOC-B (1 Month LIBOR USD + 0.97%, 0.95% Floor)	3.00%	^	07/15/2032	4,168,755
4,697,000	Series 2017-BIOC-D (1 Month LIBOR USD + 1.60%, 1.60% Floor)	3.63%	^	07/15/2032	4,701,687
6,576,000	Series 2017-BIOC-E (1 Month LIBOR USD + 2.15%, 2.25% Floor)	4.18%	^	07/15/2032	6,584,040

	CGGS Commercial Mortgage Trust,
12,600,000	Series 2018-WSS-D (1 Month LIBOR USD + 2.30%, 2.30% Floor)	4.33%	^	02/15/2037	12,605,529

	CHT Mortgage Trust,
973,000	Series 2017-CSMO-A (1 Month LIBOR USD + 0.93%, 0.11% Floor)	2.96%	^	11/15/2036	974,310
7,731,000	Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	5.03%	^	11/15/2036	7,768,355
4,123,000	Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.74% Floor)	5.77%	^	11/15/2036	4,149,572

	Citigroup Commercial Mortgage Trust,
33,588,572	Series 2016-GC36-XA	1.44%	# I/O	02/10/2049	2,147,600
64,565,884	Series 2016-P3-XA	1.85%	# I/O	04/15/2049	5,072,354
9,000,000	Series 2018-TBR-A (1 Month LIBOR USD + 0.83%, 0.80% Floor)	2.86%	^	12/15/2036	8,989,912
179,000	Series 2018-TBR-D (1 Month LIBOR USD + 1.80%, 1.80% Floor)	3.83%	^	12/15/2036	179,154

	CLNS Trust,
363,000	Series 2017-IKPR-C (1 Month LIBOR USD + 1.10%, 1.10% Floor)	3.15%	^	06/11/2032	362,766
6,919,000	Series 2017-IKPR-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	4.10%	^	06/11/2032	6,923,262
6,919,000	Series 2017-IKPR-E (1 Month LIBOR USD + 3.50%, 3.50% Floor)	5.55%	^	06/11/2032	6,941,981

	Commercial Mortgage Pass-Through Certificates,
7,727,681	Series 2012-CR2-XA	1.80%	# I/O	08/15/2045	290,223
111,035,351	Series 2013-CR12-XA	1.32%	# I/O	10/10/2046	4,240,251
28,296,139	Series 2013-LC6-XA	1.49%	# I/O	01/10/2046	1,031,940
2,950,000	Series 2014-FL5-C (1 Month LIBOR USD + 2.15%, 2.15% Floor)	3.58%	^	10/15/2031	2,954,233
6,657,000	Series 2014-FL5-D (1 Month LIBOR USD + 4.00%, 4.00% Floor)	3.58%	^	10/15/2031	6,597,951
170,451,075	Series 2015-CR25-XA	1.04%	# I/O	08/10/2048	7,070,686

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	49

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Commercial Mortgage Pass-Through Certificates, (Cont.)
21,308,000	Series 2018-HCLV-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.03%	^	09/15/2033	21,291,062

	Credit Suisse Commercial Mortgage Securities Corporation,
10,603,000	Series 2019-SKLZ-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.28%	^	01/15/2034	10,634,815

	Credit Suisse Mortgage Capital Certificates,
18,505,000	Series 2019-ICE4-A (1 Month LIBOR USD + 0.98%, 0.98% Floor)	3.01%	^	05/15/2036	18,526,244

	Credit Suisse Mortgage Trust,
5,464,000	Series 2017-LSTK-C	3.23%	^	04/05/2033	5,469,808
6,501,000	Series 2017-LSTK-D	3.44%	#^	04/05/2033	6,502,448

	CSAIL Commercial Mortgage Trust,
126,479,738	Series 2017-C8-XA	1.39%	# I/O	06/15/2050	7,819,433
19,983,080	Series 2017-CX9-XA	1.02%	# I/O	09/15/2050	764,251

	CSMC Trust 2017-MOON,
583,000	Series 2017-MOON-D	3.30%	#^	07/10/2034	587,595

	CSMC Trust,
10,862,000	Series 2017-CHOP-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	3.93%	^	07/15/2032	10,900,299
811,000	Series 2017-LSTK-E	3.44%	#^	04/05/2033	806,640

	CSWF Trust,
20,220,000	Series 2018-TOP-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.03%	^	08/15/2035	20,241,093

	DBCG Mortgage Trust,
12,925,000	Series 2017-BBG-B (1 Month LIBOR USD + 0.85%, 0.95% Floor)	2.88%	^	06/15/2034	12,907,967

	DBGS Mortgage Trust,
11,744,670	Series 2018-BIOD-A (1 Month LIBOR USD + 0.80%, 0.80% Floor)	2.83%	^	05/15/2035	11,763,047

	Exantas Capital Corporation Ltd.,
18,119,352	Series 2019-RSO7-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.02%	^	04/15/2036	18,146,531

	GPMT Ltd.,
7,361,855	Series 2018-FL1-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	2.94%	^	11/21/2035	7,368,296
12,432,000	Series 2018-FL1-D (1 Month LIBOR USD + 2.95%, 2.95% Floor)	4.99%	^	11/21/2035	12,525,240
17,691,000	Series 2019-FL2-A (1 Month LIBOR USD + 1.30%, 1.30% Floor)	3.33%	^	02/22/2036	17,797,146

	GPT Mortgage Trust,
6,396,000	Series 2018-GPP-B (1 Month LIBOR USD + 1.28%, 1.28% Floor)	3.31%	^	06/15/2035	6,378,448

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Great Wolf Trust,
12,112,000	Series 2017-WOLF-B (1 Month LIBOR USD + 1.10%, 1.10% Floor)	3.13%	^	09/15/2034	12,120,105
3,487,000	Series 2017-WOLF-D (1 Month LIBOR USD + 2.10%, 1.00% Floor)	4.13%	^	09/15/2034	3,491,852
5,404,000	Series 2017-WOLF-E (1 Month LIBOR USD + 3.10%, 1.00% Floor)	5.13%	^	09/15/2034	5,419,105
2,876,000	Series 2017-WOLF-F (1 Month LIBOR USD + 4.07%, 1.00% Floor)	6.10%	^	09/15/2034	2,887,845

	GS Mortgage Securities Corporation Trust,
1,512,000	Series 2017-500K-D (1 Month LIBOR USD + 1.30%, 1.55% Floor)	3.33%	^	07/15/2032	1,513,910

	GS Mortgage Securities Corporation,
26,411,500	Series 2018-FBLU-E (1 Month LIBOR USD + 2.75%, 2.75% Floor)	4.78%	^	11/15/2035	26,532,288
6,000,000	Series 2018-TWR-A (1 Month LIBOR USD + 0.90%, 0.85% Floor)	2.93%	^	07/15/2031	5,992,253
6,000,000	Series 2018-TWR-D (1 Month LIBOR USD + 1.60%, 1.50% Floor)	3.63%	^	07/15/2031	5,983,021

	GS Mortgage Securities Trust,
6,788,000	Series 2017-500K-E (1 Month LIBOR USD + 1.50%, 1.75% Floor)	3.53%	^	07/15/2032	6,803,106
9,116,000	Series 2017-500K-F (1 Month LIBOR USD + 1.80%, 2.15% Floor)	3.83%	^	07/15/2032	9,148,090
110,743,570	Series 2017-GS6-XA	1.19%	# I/O	05/10/2050	7,631,218
133,154,181	Series 2017-GS7-XA	1.28%	# I/O	08/10/2050	9,301,792
153,895,862	Series 2017-GS8-XA	1.12%	# I/O	11/10/2050	9,594,207

	Hilton Orlando Trust,
9,236,000	Series 2018-ORL-B (1 Month LIBOR USD + 1.05%)	3.08%	^	12/15/2034	9,240,278

	Hunt Ltd.,
7,250,000	Series 2017-FL1-B (1 Month LIBOR USD + 1.65%)	3.68%	^	08/15/2034	7,233,666
20,301,000	Series 2018-FL2-A (1 Month LIBOR USD + 1.08%, 1.08% Floor)	3.11%	^	08/15/2028	20,384,742

	IMT Trust,
3,990,000	Series 2017-APTS-DFL (1 Month LIBOR USD + 1.55%)	3.58%	^	06/15/2034	3,992,622

	JP Morgan Chase Commercial Mortgage Securities Corporation,
1,116,630	Series 2015-JP1-A1	1.95%		01/15/2049	1,114,231
1,272,494	Series 2017-FL10-B (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.03%	^	06/15/2032	1,268,187

50	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	JP Morgan Chase Commercial Mortgage Securities Corporation, (Cont.)
2,027,000	Series 2017-FL10-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.28%	^	06/15/2032	2,017,576
6,562,000	Series 2017-FL10-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	3.93%	^	06/15/2032	6,523,499
12,337,848	Series 2018-LAQ-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.03%	^	06/15/2032	12,345,939

	JP Morgan Chase Commercial Mortgage Securities Trust,
393,142	Series 2006-LDP9-AMS	5.34%		05/15/2047	377,942
384,371	Series 2007-LDPX-AM	5.46%	#	01/15/2049	385,096
4,546,000	Series 2011-C4-E	5.72%	#^	07/15/2046	4,748,952
16,544,685	Series 2014-C20-XA	1.13%	# I/O	07/15/2047	448,151
69,598,035	Series 2016-JP4-XA	0.88%	# I/O	12/15/2049	2,323,837
3,188,000	Series 2016-WIKI-A	2.80%	^	10/05/2031	3,220,405
12,491,000	Series 2018-WPT-EFL (1 Month LIBOR USD + 2.60%, 2.60% Floor)	4.67%	^	07/05/2033	12,551,935

	JPMBB Commercial Mortgage Securities Trust,
86,811,867	Series 2015-C32-XA	1.52%	# I/O	11/15/2048	3,408,043

	JPMCC Commercial Mortgage Securities Trust,
15,902,000	Series 2019-MFP-A (1 Month LIBOR USD + 1.00%, 0.96% Floor)	3.03%	^	07/15/2036	15,901,428

	LCCM Mortgage Trust,
500,000	Series 2014-909-D	4.03%	#^	05/15/2031	506,204
3,792,000	Series 2014-PKMD-MRC	2.95%	#^	11/14/2027	3,787,225

	LMREC, Inc.,
1,955,494	Series 2015-CRE1-AR (1 Month LIBOR USD + 0.98%)	3.02%	^	02/22/2032	1,960,383

	LoanCore Issuer Ltd.,
11,004,000	Series 2018-CRE1-A (1 Month LIBOR USD + 1.13%, 1.13% Floor)	3.16%	^	05/15/2028	11,010,877
18,273,000	Series 2019-CRE2-AS (1 Month LIBOR USD + 1.50%, 1.50% Floor)	3.53%	^	05/15/2036	18,346,092
12,297,000	Series 2019-CRE3-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	3.08%	^	04/15/2034	12,315,445

	LSTAR Commercial Mortgage Trust,
69,647,284	Series 2017-5-X	1.26%	#^ I/O	03/10/2050	2,895,885

	Marathon CRE,
12,970,000	Series 2018-FL1-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	3.18%	^	06/15/2028	12,997,561

	Monarch Beach Resort Trust,
20,092,000	Series 2018-MBR-A (1 Month LIBOR USD + 0.92%, 0.92% Floor)	2.95%	^	07/15/2035	20,086,997

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Morgan Stanley Bank of America Merrill Lynch Trust,
2,619,718	Series 2012-C5-XA	1.60%	#^ I/O	08/15/2045	85,550
14,957,651	Series 2014-C19-LNCX	0.60%	^ I/O	12/15/2046	421,390

	Morgan Stanley Capital Trust,
2,906,000	Series 2006-IQ11-B	6.39%	#	10/15/2042	2,945,250
9,283,706	Series 2007-T27-AJ	6.14%	#	06/11/2042	9,868,025
3,240,000	Series 2013-WLSR-A	2.70%	^	01/11/2032	3,236,971
4,297,000	Series 2013-WLSR-C	3.20%	^	01/11/2032	4,293,456
2,409,000	Series 2014-CPT-G	3.56%	#^	07/13/2029	2,415,703
3,216,000	Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%)	4.23%	^	11/15/2034	3,220,010
4,824,000	Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%)	5.18%	^	11/15/2034	4,830,016
3,655,000	Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%)	6.38%	^	11/15/2034	3,661,846
12,901,000	Series 2018-SUN-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	2.93%	^	07/15/2035	12,905,776

	Morgan Stanley Capital, Inc.,
1,430,515	Series 2006-HQ10-X1	0.72%	#^ I/O	11/12/2041	20
68,784,310	Series 2017-H1-XA	1.60%	# I/O	06/15/2050	5,271,354

	Motel 6 Trust,
10,673,915	Series 2017-MTL6-D (1 Month LIBOR USD + 2.15%, 2.15% Floor)	4.18%	^	08/15/2034	10,716,202

	MSCG Trust,
16,416,000	Series 2018-SELF-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	2.93%	^	10/15/2037	16,460,389

	Natixis Commercial Mortgage Securities Trust 2018-850T,
5,185,000	Series 2018-850T-C (1 Month LIBOR USD + 1.15%, 1.15% Floor)	3.18%	^	07/15/2033	5,183,401

	Natixis Commercial Mortgage Securities Trust,
12,017,911	Series 2018-FL1-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	3.15%	^	06/15/2035	11,984,699

	NLY Commercial Mortgage Trust,
19,570,000	Series 2019-FL2-AS (1 Month LIBOR USD + 1.60%, 1.60% Floor)	3.63%	^	02/15/2036	19,711,882

	OBP Depositor LLC Trust,
10,201,000	Series 2010-OBP-A	4.65%	^	07/15/2045	10,270,008

	PFP Ltd.,
12,998,798	Series 2019-5-A (1 Month LIBOR USD + 0.97%)	3.00%	^	04/14/2036	13,052,418

	RAIT Trust,
2,363,000	Series 2017-FL7-AS (1 Month LIBOR USD + 1.30%, 1.30% Floor)	3.33%	^	06/15/2037	2,351,171

	Ready Capital Mortgage Trust,
16,720,741	Series 2019-5-A	3.78%	^	02/25/2052	17,217,714

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	51

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Rosslyn Portfolio Trust,
5,437,000	Series 2017-ROSS-A (1 Month LIBOR USD + 0.95%, 1.94% Floor)	2.98%	^	06/15/2033	5,441,807
6,186,000	Series 2017-ROSS-B (1 Month LIBOR USD + 1.25%, 2.24% Floor)	3.28%	^	06/15/2033	6,185,477

	Shelter Growth Issuer Ltd.,
16,920,000	Series 2019-FL2-B (1 Month LIBOR USD + 1.80%, 1.80% Floor)	4.33%	^	05/15/2036	17,000,285

	SLIDE,
15,370,973	Series 2018-FUN-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	2.93%	^	06/15/2031	15,369,640
778,523	Series 2018-FUN-B (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.28%	^	06/15/2031	778,980

	STWD Ltd.,
12,887,000	Series 2019-FL1-AS (1 Month LIBOR USD + 1.40%, 0.00% Floor)	3.67%	^	07/15/2038	12,930,494

	UBS Commercial Mortgage Trust,
26,603,123	Series 2012-C1-XA	2.24%	#^ I/O	05/10/2045	1,094,585
70,475,822	Series 2017-C1-XA	1.73%	# I/O	06/15/2050	6,403,659
105,693,691	Series 2017-C3-XA	1.26%	# I/O	08/15/2050	6,808,692
118,059,156	Series 2018-C8-XA	1.04%	# I/O	02/15/2051	7,070,303

	VMC Finance LLC,
15,681,313	Series 2018-FL2-A (1 Month LIBOR USD + 0.92%, 0.92% Floor)	2.94%	^	10/15/2035	15,711,688

	Wells Fargo Commercial Mortgage Trust 2019-C51,
184,547,258	Series 2019-C51-XA	1.53%	# I/O	06/15/2052	18,734,924

	Wells Fargo Commercial Mortgage Trust,
31,315,713	Series 2015-LC22-XA	0.99%	# I/O	09/15/2058	1,225,290

	WF-RBS Commercial Mortgage Trust,
12,309,477	Series 2012-C8-XA	1.98%	#^ I/O	08/15/2045	503,390

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $1,287,695,668)				1,271,832,769

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 18.0%

	Ajax Mortgage Loan Trust,
18,028,024	Series 2017-C-A	3.75%	^§	07/25/2060	18,134,674
9,101,504	Series 2018-E-A	4.38%	#^	06/25/2058	9,222,844
35,491,077	Series 2018-F-A	4.38%	#^	11/25/2058	35,725,211
3,564,721	Series 2019-C-A	3.95%	#^	10/25/2058	3,591,396

	Angel Oak Mortgage Trust LLC,
2,431,822	Series 2017-1-A1	2.81%	#^	01/25/2047	2,433,383
1,188,494	Series 2017-1-A2	3.09%	#^	01/25/2047	1,189,895
16,471,137	Series 2018-2-A1	3.67%	#^	07/27/2048	16,664,294

	Arroyo Mortgage Trust,
22,626,350	Series 2019-3-A2	3.21%	#^	10/25/2048	22,848,857
12,228,394	Series 2019-3-A3	3.42%	#^	10/25/2048	12,348,253

	Banc of America Funding Corporation,
182,862	Series 2005-E-6A1	4.77%	#	05/20/2035	188,360

	Banc of America Mortgage Securities Trust,
1,079,586	Series 2005-E-2A1	4.70%	#	06/25/2035	1,042,122

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Bayview Opportunity Master Fund Trust,
1,403,241	Series 2018-RN6-A1	4.09%	^§	07/25/2033	1,406,580
10,772,941	Series 2019-SBR1-A1	3.47%	^§	06/28/2034	10,804,544
20,112,593	Series 2019-SBR2-A1	3.43%	^§	06/28/2034	20,092,499

	BCAP LLC Trust,
1,104,493	Series 2011-RR1-8A3	6.00%	#^	08/28/2021	1,131,644

	Bear Stearns Adjustable Rate Mortgage Trust,
2,215,924	Series 2003-9-4A1	4.75%	#	02/25/2034	2,289,862

	Bear Stearns Asset Backed Securities Trust,
233,903	Series 2004-AC2-2A	5.00%		05/25/2034	244,968

	Bellemeade Ltd.,
6,544,587	Series 2018-2A-M1A (1 Month LIBOR USD + 0.95%)	2.97%	^	08/25/2028	6,547,060

	CAM Mortgage Trust,
693,564	Series 2018-1-A1	3.96%	^§	12/01/2065	694,970

	Carrington Mortgage Loan Trust,
6,673,969	Series 2007-FRE1-A2 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 14.50% Cap)	2.22%		02/25/2037	6,666,589

	CIM Trust,
7,031,709	Series 2017-6-A1	3.02%	#^	06/25/2057	7,075,322
19,944,357	Series 2017-8-A1	3.00%	#^	12/25/2065	19,938,473

	CitiCorporationResidential Mortgage Securities, Inc.,
604,229	Series 2007-1-A4	5.26%	ß	03/25/2037	614,116
4,105,744	Series 2007-2-A4	5.01%	ß	06/25/2037	4,134,686

	Citigroup Mortgage Loan Trust, Inc.,
1,044,077	Series 2006-AR1-2A1 (1 Year CMT Rate + 2.40%, 2.40% Floor, 9.87% Cap)	4.98%		03/25/2036	1,058,568
37,292,847	Series 2018-A-A1	4.00%	#^	01/25/2068	37,428,264
9,534,691	Series 2018-C-A1	4.13%	^§	03/25/2059	9,612,191

	Citigroup Mortgage Loan Trust,
9,816,661	Series 2019-B-A1	3.26%	#^	04/25/2066	9,840,421

	COLT Mortgage Loan Trust,
1,573,615	Series 2018-1-A2	2.98%	#^	02/25/2048	1,576,676
1,963,013	Series 2018-1-A3	3.08%	#^	02/25/2048	1,966,915
4,222,258	Series 2018-3-A1	3.69%	#^	10/26/2048	4,260,213
2,918,326	Series 2018-3-A2	3.76%	#^	10/26/2048	2,944,489
2,794,142	Series 2018-3-A3	3.87%	#^	10/26/2048	2,819,121

	Countrywide Asset-Backed Certificates,
9,092	Series 2005-15-1AF6	3.81%	#	04/25/2036	9,139

	Countrywide Home Loans,
2,762,150	Series 2004-HYB9-1A1	4.24%	#	02/20/2035	2,796,891

	Credit Suisse First Boston Mortgage Securities Corporation,
27,008	Series 2005-11-5A1	5.25%		12/25/2020	26,671

	Credit Suisse Mortgage Capital Certificates,
6,458,330	Series 2011-5R-6A9	3.95%	#^	11/27/2037	6,624,484
352,535	Series 2013-3R-1A1	3.28%	#^	04/27/2035	353,870

	CSMC Trust,
25,223,213	Series 2018-RPL7-A1	4.00%	^	08/26/2058	25,559,262
46,506,319	Series 2018-RPL8-A1	4.13%	#^	07/25/2058	47,023,729
22,106,260	Series 2019-3R-1A1 (1 Month LIBOR USD + 1.40%, 1.40% Floor)	3.51%	^	06/02/2047	22,287,715
19,358,668	Series 2019-RPL2-A1	3.92%	^	07/25/2058	19,678,963

	Deephaven Residential Mortgage Trust,
1,905,650	Series 2017-2A-A1	2.45%	#^	06/25/2047	1,904,245
925,601	Series 2017-2A-A2	2.61%	#^	06/25/2047	925,031
1,361,178	Series 2017-2A-A3	2.71%	#^	06/25/2047	1,360,315

52	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	First Horizon Mortgage Pass-Through Trust,
4,675,369	Series 2007-AR2-1A1	4.82%	#	08/25/2037	3,685,135

	GCAT LLC,
10,001,961	Series 2018-1-A1	3.84%	^§	06/25/2048	10,040,670
14,545,726	Series 2019-2-A1	3.47%	^§	06/25/2024	14,612,546

	GS Mortgage-Backed Securities Trust,
32,489,998	Series 2019-SL1-A1	2.63%	#^	01/25/2059	32,361,090

	GSR Mortgage Loan Trust,
2,056,811	Series 2005-AR7-3A1	4.46%	#	11/25/2035	2,003,350

	Homeward Opportunities Fund Trust,
5,683,955	Series 2018-1-A1	3.77%	#^	06/25/2048	5,754,795
7,359,771	Series 2018-1-A2	3.90%	#^	06/25/2048	7,454,531
8,551,847	Series 2018-1-A3	4.00%	#^	06/25/2048	8,663,842

	Invitation Homes Trust,
29,416,649	Series 2017-SFR2-A (1 Month LIBOR USD + 0.85%, 0.85% Floor)	2.87%	^	12/17/2036	29,472,211
19,015,662	Series 2018-SFR1-A (1 Month LIBOR USD + 0.70%)	2.72%	^	03/17/2037	18,808,424

	JP Morgan Alternative Loan Trust,
163,162	Series 2006-S4-A6	5.71%	ß	12/25/2036	161,745

	JP Morgan Mortgage Trust,
28,389	Series 2007-S1-1A1	5.00%		03/25/2022	27,926
24,941	Series 2007-S3-2A2	5.50%		08/25/2022	24,105
18,995,419	Series 2018-7FRB-A2 (1 Month LIBOR USD + 0.75%)	2.90%	^	04/25/2046	18,980,998

	Legacy Mortgage Asset Trust 2019-GS4,
14,508,290	Series 2019-GS4-A1	3.44%	^§	05/25/2059	14,647,976

	Legacy Mortgage Asset Trust,
16,923,553	Series 2017-GS1-A1	3.50%	^§	01/25/2057	16,891,436
22,205,972	Series 2018-GS1-A1	4.00%	^§	03/25/2058	22,433,512
18,608,352	Series 2018-GS3-A1	4.00%	^§	06/25/2058	18,864,878
34,268,866	Series 2019-GS1-A1	4.00%	^§	01/25/2059	34,773,979
18,546,130	Series 2019-GS2-A1	3.75%	^§	01/25/2059	19,338,050
28,718,433	Series 2019-GS3-A1	3.75%	^§	04/25/2059	29,361,273
541,759	Series 2019-GS5-A1	3.20%	^§	05/25/2059	545,010
30,497,833	Series 2019-GS6-A1	3.00%	^§	06/25/2059	30,719,309

	MASTR Adjustable Rate Mortgages Trust,
3,670,354	Series 2006-2-2A1	4.56%	#	04/25/2036	3,249,931

	Merrill Lynch Mortgage Investors Trust,
2,546,345	Series 2005-3-2A	4.37%	#	11/25/2035	2,583,922

	MFA LLC,
12,150,697	Series 2017-NPL1-A1	3.35%	^§	11/25/2047	12,224,977
15,316,954	Series 2018-NPL1-A1	3.88%	^§	05/25/2048	15,449,066

	Mill City Mortgage Loan Trust,
9,802,788	Series 2017-1-A1	2.75%	#^	11/25/2058	9,852,608
17,195,645	Series 2017-3-A1	2.75%	#^	01/25/2061	17,304,449

	Morgan Stanley Mortgage Loan Trust,
7,360	Series 2004-1-1A1	5.00%		08/25/2020	7,518

	Morgan Stanley Re-Remic Trust,
803,076	Series 2012-R3-2A (1 Month LIBOR USD + 0.23%, 0.23% Floor)	2.25%	^	02/26/2037	802,957

	Nationstar HECM Loan Trust,
4,400,000	Series 2018-2A-M2	3.82%	#^	07/25/2028	4,395,195

	New Residential Mortgage Loan Trust,
13,939,517	Series 2018-FNT1-A	3.61%	^	05/25/2023	14,132,464
14,144,806	Series 2019-NQM1-A1	3.67%	#^	01/25/2049	14,406,182
11,594,140	Series 2019-NQM1-A2	3.88%	#^	01/25/2049	11,787,993
36,059,575	Series 2019-RPL1-A1	4.33%	^§	02/26/2024	36,395,344

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	NRZ Excess Spread-Collateralized Notes,
17,341,004	Series 2018-PLS1-A	3.19%	^	01/25/2023	17,430,376
14,621,779	Series 2018-PLS2-A	3.27%	^	02/25/2023	14,728,663

	Oak Hill Advisors Residential Loan Trust,
1,527,204	Series 2017-NPL1-A1	3.00%	^§	06/25/2057	1,530,941
734,891	Series 2017-NPL2-A1	3.00%	^§	07/25/2057	736,185

	Oaktown Ltd.,
9,400,000	Series 2019-1A-M1A (1 Month LIBOR USD + 1.40%, 1.40% Floor)	3.42%	^	07/25/2029	9,427,025

	OBX Trust,
5,233,804	Series 2018-1-A2 (1 Month LIBOR USD + 0.65%)	2.67%	^	06/25/2057	5,224,995

	Opteum Mortgage Acceptance Corporation,
35,502	Series 2005-5-2AN	5.68%	#	12/25/2035	35,812

	Park Avenue Funding Trust,
36,111,456	Series 2019-3-PT (1 Month LIBOR USD + 1.50%, 1.50% Floor)	3.55%	^	01/27/2021	36,113,038

	Pretium Mortgage Credit Partners LLC,
6,028,381	Series 2018-NPL4-A1	4.83%	^§	09/25/2058	6,076,395
43,625,140	Series 2019-1A-A1	4.50%	^§	01/25/2024	44,042,485
44,369,406	Series 2019-NPL1-A1	4.21%	^§	07/25/2060	44,792,859
4,303,507	Series 2019-NPL2-A1	3.84%	^§	12/25/2058	4,326,875

	PRPM LLC,
2,095,136	Series 2017-1A-A1	4.25%	^§	01/25/2022	2,104,926
16,658,533	Series 2018-1A-A1	3.75%	#^	04/25/2023	16,715,549
27,193,617	Series 2018-2A-A1	4.00%	#^	08/25/2023	27,400,571
4,071,275	Series 2019-3A-A1	3.35%	^§	07/25/2024	4,088,841

	Radnor Ltd.,
32,385,551	Series 2019-2-M1A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	3.22%	^	06/25/2029	32,403,998

	Starwood Mortgage Residential Trust,
5,882,582	Series 2018-IMC1-A2	3.90%	#^	03/25/2048	5,993,692

	Structured Asset Securities Corporation,
243,286	Series 2003-24A-1A3	4.41%	#	07/25/2033	249,775
41,308	Series 2005-10-6A1	5.00%		06/25/2020	41,927

	Towd Point Mortgage Trust,
29,885,923	Series 2019-SJ1-A1	3.75%	#^	11/25/2058	30,207,830

	Velocity Commercial Capital Loan Trust,
275,390	Series 2016-1-AFX	3.53%	#^	04/25/2046	274,885
2,471,439	Series 2016-2-AFX	3.00%	#	10/25/2046	2,475,914
10,124,228	Series 2017-1-AFX	3.00%	#^	05/25/2047	10,100,561
7,640,927	Series 2019-2-A	3.13%	#^	07/25/2049	7,701,249

	Vericrest Opportunity Loan Trust,
33,582,919	Series 2019-NPL3-A1	3.97%	^§	03/25/2049	33,854,534

	Verus Securitization Trust,
7,001,589	Series 2017-1A-A1	2.85%	#^	01/25/2047	7,008,773
1,037,272	Series 2017-1A-A2	3.16%	#^	01/25/2047	1,038,131
10,834,148	Series 2018-1-A1	2.93%	#^	02/25/2048	10,860,861

	VOLT LLC,
6,530,824	Series 2017-NP11-A1	3.38%	^§	10/25/2047	6,557,130
13,634,364	Series 2017-NPL9-A1	3.13%	^§	09/25/2047	13,676,028
8,890,667	Series 2018-NPL1-A1	3.75%	^§	04/25/2048	8,927,084
11,840,645	Series 2018-NPL5-A1A	4.21%	^§	08/25/2048	11,901,003
27,350,676	Series 2018-NPL6-A1A	4.11%	^§	09/25/2048	27,498,339
6,357,737	Series 2018-NPL7-A1A	3.97%	^§	09/25/2048	6,404,241
13,849,735	Series 2018-NPL8-A1A	4.21%	^§	10/26/2048	13,932,423
8,719,296	Series 2018-NPL9-A1A	4.46%	^§	10/25/2048	8,784,736
16,517,222	Series 2019-NPL1-A1A	4.34%	^§	01/25/2049	16,671,295

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	53

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Washington Mutual Mortgage Pass-Through Certificates,
729,003	Series 2002-AR16-A	4.70%	#	12/25/2032	752,267

	Wells Fargo Mortgage Backed Securities Trust,
906,473	Series 2006-AR6-5A1	4.95%	#	03/25/2036	928,357

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $1,369,882,758)				1,380,327,741

US CORPORATE BONDS 5.7%
5,887,000	AbbVie, Inc.	3.38%		11/14/2021	6,035,968
6,748,000	American Express Company (3 Month LIBOR USD + 0.65%)	2.78%		02/27/2023	6,763,899
11,615,000	Amgen, Inc.	2.20%		05/11/2020	11,613,242
957,000	Amgen, Inc.	2.65%		05/11/2022	969,768
6,125,000	Analog Devices, Inc.	2.95%		01/12/2021	6,172,492
10,600,000	Anthem, Inc.	2.50%		11/21/2020	10,639,089
1,790,000	Anthem, Inc.	3.30%		01/15/2023	1,849,091
13,169,000	AT&T, Inc.	2.80%		02/17/2021	13,287,217
12,259,000	Bank of America Corporation (3 Month LIBOR USD + 0.79%)	2.92%		03/05/2024	12,285,868
7,170,000	BAT Capital Corporation	2.76%		08/15/2022	7,240,531
6,095,000	BB&T Corporation	2.20%		03/16/2023	6,091,841
6,139,000	Capital One Financial Corporation	2.40%		10/30/2020	6,157,452
11,865,000	Cardinal Health, Inc.	2.62%		06/15/2022	11,929,463
3,475,000	Caterpillar Financial Services Corporation	1.90%		09/06/2022	3,472,029
5,291,000	Celgene Corporation	2.88%		08/15/2020	5,320,956
5,970,000	Cigna Corporation	3.40%		09/17/2021	6,108,295
6,471,000	Cintas Corporation	2.90%		04/01/2022	6,614,901
6,676,000	Citigroup, Inc.	2.75%		04/25/2022	6,777,859
5,880,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	3.16%		06/01/2024	5,922,832
5,910,000	Comcast Corporation	3.45%		10/01/2021	6,087,914
3,694,000	Consolidated Edison, Inc.	2.00%		03/15/2020	3,692,500
2,466,000	Consolidated Edison, Inc.	2.00%		05/15/2021	2,463,999
6,243,000	Continental Resources, Inc.	4.50%		04/15/2023	6,490,132
11,855,000	CVS Health Corporation	3.70%		03/09/2023	12,346,774
4,760,000	Daimler Finance North America LLC	2.30%	^	02/12/2021	4,765,004
200,000	Daimler Finance North America LLC	3.40%	^	02/22/2022	204,679
6,180,000	Delta Air Lines, Inc.	3.40%		04/19/2021	6,268,483
2,970,000	DTE Energy Company	2.53%		10/01/2024	2,982,649
4,280,000	DuPont de Nemours, Inc.	3.77%		11/15/2020	4,359,838
5,965,000	eBay, Inc.	2.75%		01/30/2023	6,041,338
5,795,000	Energy Transfer Operating LP	4.25%		03/15/2023	6,059,375
5,625,000	EQT Corporation	2.50%		10/01/2020	5,616,968
6,440,000	Ford Motor Credit Company LLC (3 Month LIBOR USD + 1.24%)	3.39%		02/15/2023	6,248,349

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
6,315,000	General Electric Company	2.70%		10/09/2022	6,333,628
6,252,000	General Mills, Inc.	3.15%		12/15/2021	6,380,317
2,315,000	General Motors Financial Company	2.65%		04/13/2020	2,318,288
3,358,000	General Motors Financial Company	3.20%		07/06/2021	3,393,296
4,605,000	Goldman Sachs Group, Inc.	2.30%		12/13/2019	4,605,617
5,355,000	Goldman Sachs Group, Inc.	3.20%		06/05/2020	5,396,520
2,305,000	Goldman Sachs Group, Inc.	2.35%		11/15/2021	2,307,801
7,270,000	JPMorgan Chase & Company (3 Month LIBOR USD + 0.70%)	3.21%		04/01/2023	7,446,399
610,000	Kinder Morgan Energy Partners LP	6.85%		02/15/2020	620,285
1,550,000	Kinder Morgan Energy Partners LP	3.95%		09/01/2022	1,614,100
10,266,000	Kinder Morgan, Inc.	3.05%		12/01/2019	10,271,931
5,190,000	Marathon Petroleum Corporation	4.75%		12/15/2023	5,636,141
5,180,000	Marsh & McLennan Companies, Inc. (3 Month LIBOR USD + 1.20%)	3.30%		12/29/2021	5,190,480
5,795,000	Microchip Technology, Inc.	3.92%		06/01/2021	5,921,028
11,415,000	Mondelez International, Inc.	3.00%		05/07/2020	11,474,765
815,000	Mondelez International, Inc.	3.63%		05/07/2023	853,310
11,830,000	Morgan Stanley (3 Month LIBOR USD + 0.93%)	3.21%		07/22/2022	11,922,731
6,030,000	NextEra Energy Capital Holdings, Inc.	3.34%		09/01/2020	6,098,871
12,478,000	Northrop Grumman Corporation	2.08%		10/15/2020	12,484,221
3,260,000	Occidental Petroleum Corporation	2.70%		08/15/2022	3,289,884
4,930,000	PayPal Holdings, Inc.	2.20%		09/26/2022	4,944,884
6,140,000	Penske Truck Leasing Company	2.70%	^	11/01/2024	6,160,776
3,755,000	PNC Bank	2.45%		11/05/2020	3,772,384
1,905,000	PNC Funding Corporation	3.30%		03/08/2022	1,966,501
679,000	Prudential Financial, Inc.	4.50%		11/15/2020	697,413
1,770,000	Prudential Financial, Inc.	4.50%		11/16/2021	1,857,144
8,805,000	Prudential Financial, Inc.	3.50%		05/15/2024	9,377,696
5,240,000	PSEG Power LLC	3.85%		06/01/2023	5,544,619
2,785,000	Republic Services, Inc.	2.50%		08/15/2024	2,818,841
3,295,000	Reynolds American, Inc.	3.25%		06/12/2020	3,316,254
1,280,000	Reynolds American, Inc.	4.00%		06/12/2022	1,333,972
5,870,000	Schlumberger Holdings Corporation	3.75%	^	05/01/2024	6,186,519
5,950,000	Simon Property Group LP	2.00%		09/13/2024	5,893,293

54	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
4,625,000	Synchrony Financial	3.75%		08/15/2021	4,733,950
1,535,000	Synchrony Financial	2.85%		07/25/2022	1,549,137
12,016,000	Thermo Fisher Scientific, Inc.	3.60%		08/15/2021	12,321,379
5,755,000	Union Pacific Corporation	3.20%		06/08/2021	5,856,276
5,605,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	3.26%		05/15/2025	5,696,180
6,675,000	Volkswagen Group of America Finance LLC	4.00%	^	11/12/2021	6,900,649
5,590,000	Waste Management, Inc.	2.95%		06/15/2024	5,783,860
12,485,000	Wells Fargo & Company	2.60%		01/15/2021	12,576,899
5,885,000	Welltower, Inc.	3.63%		03/15/2024	6,183,292

	Total US Corporate Bonds (Cost $432,690,614)				437,912,326

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 6.6%

	Fannie Mae
4,471,465	Pool BC0057 (12 Month LIBOR USD + 1.60%, 1.60% Floor, 7.41% Cap)	2.41%		12/01/2045	4,536,862

	Federal Home Loan Mortgage Corporation Pass-Thru,
127,267,345	Series K722-X1	1.44%	# I/O	03/25/2023	4,666,206

	Federal Home Loan Mortgage Corporation,
2,992,124	Pool 840632 (12 Month LIBOR USD + 1.62%, 1.62% Floor, 7.67% Cap)	2.59%		05/01/2045	3,054,287
235,759	Pool N70081	5.50%		07/01/2038	262,284
11,508,437	Series 0-3843-FB (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	2.36%		04/15/2041	11,497,115
8,819,171	Series 0-4773-EA	4.00%		10/15/2042	8,957,672
30,000,000	Series 0-4920-FA (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap)	2.51%		10/25/2049	30,101,253
1,860,000	Series 3025-FW (1 Month LIBOR USD + 0.25%, 0.25% Floor, 7.00% Cap)	2.28%		08/15/2035	1,851,095
43,554	Series 3818-JA	4.50%		01/15/2040	43,772
28,068	Series 3872-BA	4.00%		06/15/2041	29,195
2,313,964	Series 4050-BC	2.00%		05/15/2041	2,296,440
895,994	Series 4074-KF (1 Month LIBOR USD + 0.30%, 0.30% Floor, 7.00% Cap)	2.33%		02/15/2041	893,604
1,068,109	Series 4238-FD (1 Month LIBOR USD + 0.30%, 0.30% Floor, 7.00% Cap)	2.33%		02/15/2042	1,069,722
2,645,900	Series 4381-FK (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.38%		06/15/2044	2,632,893
12,614,385	Series 4484-CD	1.75%		07/15/2030	12,490,359
6,741,756	Series 4631-GF (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.50% Cap)	2.53%		11/15/2046	6,764,741

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Federal Home Loan Mortgage Corporation, (Cont.)
12,524,121	Series 4725-FB (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.38%	08/15/2047	12,461,844
17,710,924	Series 4768-FG (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.33%	03/15/2048	17,667,213
9,844,632	Series 4824-FC (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.38%	09/15/2048	9,842,309
8,996,719	Series 4842-FA (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.38%	11/15/2048	9,001,545

	Federal National Mortgage Association Pass-Thru,
110,032	Pool AB3850	4.00%	11/01/2041	113,787
5,671,567	Pool AL2987 (12 Month LIBOR USD + 1.63%, 7.33% Cap)	3.10%	11/01/2042	5,830,840
2,502,987	Pool AL4292	4.50%	04/01/2026	2,612,222

	Federal National Mortgage Association,
2,873,818	Pool AL9932	3.04%	01/01/2024	2,946,687
9,150,000	Pool AM6134	2.67%	09/01/2021	9,202,520
3,877,553	Pool BM3520 (12 Month LIBOR USD + 1.56%, 1.56% Floor, 7.00% Cap)	2.03%	05/01/2045	3,930,014
8,184,128	Series 0-404-F13 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 7.00% Cap)	2.62%	05/25/2040	8,229,169
2,802,058	Series 2006-97-FE (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap)	2.47%	10/25/2035	2,806,871
1,117,907	Series 2010-113-FA (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.00% Cap)	2.42%	10/25/2040	1,119,959
42,494,467	Series 2010-54-FB (1 Month LIBOR USD + 0.39%, 0.39% Floor, 7.00% Cap)	2.41%	06/25/2036	42,551,078
1,007,485	Series 2011-128-FK (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.00% Cap)	2.37%	07/25/2041	1,008,127
17,874,766	Series 2011-63-FP (1 Month LIBOR USD + 0.32%, 0.32% Floor, 7.00% Cap)	2.34%	07/25/2041	17,845,891
104,148	Series 2011-64-DB	4.00%	07/25/2041	111,857
7,166,047	Series 2011-86-KF (1 Month LIBOR USD + 0.55%, 0.55% Floor, 6.50% Cap)	2.57%	09/25/2041	7,200,771
28,861,405	Series 2011-96-FA (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	2.47%	10/25/2041	28,972,112
2,539,208	Series 2012-110-MF (1 Month LIBOR USD + 0.46%, 0.46% Floor, 6.50% Cap)	2.48%	10/25/2042	2,547,421
1,207,040	Series 2012-111-JF (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	2.42%	07/25/2040	1,210,667

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	55

Schedule of Investments DoubleLine Low Duration Bond Fund (Cont.)	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
9,181,712	Series 2012-56-FA (1 Month LIBOR USD + 0.55%, 0.55% Floor, 6.50% Cap)	2.57%	06/25/2042	9,248,420
19,348,435	Series 2012-56-FK (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap)	2.47%	06/25/2042	19,381,693
2,728,075	Series 2013-81-EF (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.37%	12/25/2042	2,725,382
12,022,425	Series 2016-89-FH (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.50% Cap)	2.52%	12/25/2046	12,079,261
7,631,923	Series 2017-3-FA (1 Month LIBOR USD + 0.50%, 0.50% Floor)	2.52%	02/25/2047	7,652,616
22,512,237	Series 2017-96-FA (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	2.42%	12/25/2057	22,642,324
13,898,642	Series 2018-15-JF (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.32%	03/25/2048	13,877,609
12,465,603	Series 2018-49-FB (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.32%	07/25/2048	12,402,355
19,679,817	Series 2018-55-FA (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.32%	08/25/2048	19,625,544
13,182,700	Series 2018-64-FA (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.37%	09/25/2048	13,077,971
20,710,854	Series 2018-70-HF (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.37%	10/25/2058	20,662,324
18,538,654	Series 2018-71-FA (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.32%	09/25/2048	18,514,568
12,197,761	Series 2018-77-FA (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.32%	10/25/2048	12,099,211
8,242,534	Series 2019-42-KF (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.50% Cap)	2.37%	08/25/2049	8,242,436
9,004,409	Series 2019-42-LF (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.00% Cap)	2.37%	08/25/2049	9,003,994
15,888,578	Series 2019-57-FE (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap)	2.49%	10/25/2049	15,878,648
5,176,878	Series 2019-6-KF (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap)	2.47%	03/25/2049	5,166,016

	Total US Government and Agency Mortgage Backed Obligations (Cost $497,695,729)			500,640,776

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
US GOVERNMENT AND AGENCY OBLIGATIONS 4.6%
72,800,000	United States Treasury Notes	2.25%	03/31/2020	72,935,078
103,800,000	United States Treasury Notes	1.63%	04/30/2023	103,972,325
155,000,000	United States Treasury Notes	2.25%	12/31/2023	159,338,183
18,200,000	United States Treasury Notes	1.75%	06/30/2024	18,358,895

	Total US Government and Agency Obligations (Cost $349,648,284)			354,604,481

AFFILIATED MUTUAL FUNDS 0.7%
5,000,000	DoubleLine Low Duration Emerging Markets Fixed Income Fund (Class I)			49,650,000

	Total Affiliated Mutual Funds (Cost $50,000,000)			49,650,000

EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.0%
89,329	Frontera Energy Corporation			862,916

	Total Exchange Traded Funds and Common Stocks (Cost $8,231,569)			862,916

SHORT TERM INVESTMENTS 8.2%
125,760,438	First American Government Obligations Fund - Class U	1.88%♦		125,760,438
125,760,438	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.83%♦		125,760,438
125,760,438	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.83%♦		125,760,438
30,700,000	United States Treasury Bills	0.00%	10/10/2019	30,686,383
61,600,000	United States Treasury Bills	0.00%	11/07/2019	61,491,527
37,000,000	United States Treasury Bills	0.00%	12/05/2019	36,881,337
80,400,000	United States Treasury Bills	0.00%	01/30/2020	79,920,111
43,300,000	United States Treasury Bills	0.00%	02/06/2020	43,024,933

	Total Short Term Investments (Cost $629,158,605)			629,285,605

	Total Investments 100.6% (Cost $7,682,323,872)			7,700,555,458
	Liabilities in Excess of Other Assets (0.6)%			(48,657,999)

	NET ASSETS 100.0%			$7,651,897,459

56	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	18.0%
Non-Agency Commercial Mortgage Backed Obligations	16.6%
Foreign Corporate Bonds	15.0%
Collateralized Loan Obligations	14.0%
Short Term Investments	8.2%
Asset Backed Obligations	7.4%
US Government and Agency Mortgage Backed Obligations	6.6%
US Corporate Bonds	5.7%
US Government and Agency Obligations	4.6%
Bank Loans	2.4%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.4%
Affiliated Mutual Funds	0.7%
Exchange Traded Funds and Common Stocks	0.0%	~
Other Assets and Liabilities	(0.6)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	18.0%
Non-Agency Commercial Mortgage Backed Obligations	16.6%
Collateralized Loan Obligations	14.0%
Short Term Investments	8.2%
Asset Backed Obligations	7.4%
Banking	7.2%
US Government and Agency Mortgage Backed Obligations	6.6%
US Government and Agency Obligations	4.6%
Energy	3.6%
Telecommunications	1.7%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.4%
Healthcare	1.0%
Transportation	1.0%
Utilities	0.8%

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Pharmaceuticals	0.7%
Affiliated Mutual Funds	0.7%
Consumer Products	0.6%
Finance	0.6%
Chemicals/Plastics	0.6%
Media	0.5%
Food Products	0.4%
Mining	0.4%
Hotels/Motels/Inns and Casinos	0.3%
Technology	0.3%
Conglomerates	0.3%
Automotive	0.3%
Pulp & Paper	0.3%
Building and Development (including Steel/Metals)	0.3%
Food Service	0.3%
Electronics/Electric	0.2%
Aerospace & Defense	0.2%
Insurance	0.2%
Containers and Glass Products	0.2%
Real Estate	0.2%
Business Equipment and Services	0.2%
Beverage and Tobacco	0.2%
Industrial Equipment	0.1%
Environmental Control	0.1%
Chemical Products	0.1%
Diversified Manufacturing	0.1%
Commercial Services	0.1%
Leisure	0.0%	~
Financial Intermediaries	0.0%	~
Construction	0.0%	~
Other Assets and Liabilities	(0.6)%

	100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2019.

±

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of September 30, 2019.

†	Perpetual Maturity

I/O	Interest only security

ß

The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of September 30, 2019.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2019.

♦	Seven-day yield as of September 30, 2019

~	Represents less than 0.05% of net assets

A summary of the DoubleLine Low Duration Bond Fund’s investments in affiliated mutual funds for the period ended September 30, 2019 is as follows:

Fund	Value at March 31, 2019	Gross Purchases	Gross Sales	Shares Held at September 30, 2019	Value at September 30, 2019	Change in Unrealized for the Period Ended September 30, 2019	Dividend Income Earned in the Period Ended September 30, 2019	Net Realized Gain (Loss) in the Period Ended September 30, 2019
DoubleLine Low Duration Emerging Markets Fixed Income Fund (Class I)	$49,000,000	$—	$—	5,000,000	$49,650,000	$650,000	$844,984	$—

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	57

Schedule of Investments DoubleLine Floating Rate Fund	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
BANK LOANS 87.4%

AEROSPACE & DEFENSE 2.8%

	American Airlines, Inc.,
1,620,710	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.03%		12/15/2023	1,621,869

	Dynasty Acquisition Company, Inc.,
416,224	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.10%		04/06/2026	418,694
223,776	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.10%		04/06/2026	225,104

	Kestrel Bidco, Inc.,
1,565,000	Senior Secured First Lien Term Loan	5.27%	±	10/08/2026	1,578,576

	Syncreon Global Finance Inc.,
2,315,776	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.52%	Ω	10/28/2020	1,097,099

	Transdigm, Inc.,
1,710,545	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		05/30/2025	1,705,978

	WP CPP Holdings LLC,
1,428,971	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.01%		04/30/2025	1,432,994

					8,080,314

AUTOMOTIVE 1.3%

	American Tire Distributors, Inc.,
1,256,742	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 7.50%, 1.00% Floor, 8.00% PIK)	9.62%		09/02/2024	1,110,959

	IAA, Inc.,
389,075	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.31%		06/29/2026	391,507

	Mavis Tire Express Services Corporation,
97,857	Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 3.25%)	5.29%	&	03/20/2025	96,022
769,334	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		03/20/2025	754,909

	Wand NewCo 3, Inc.,
1,255,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.54%		02/05/2026	1,262,844

					3,616,241

BEVERAGE AND TOBACCO 0.2%

	Arctic Glacier U.S.A., Inc.,
582,457	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.54%		03/20/2024	568,624

BUILDING AND DEVELOPMENT (INCLUDING STEEL/METALS) 1.9%

	Advanced Drainage Systems, Inc.,
470,000	Senior Secured First Lien Term Loan	4.34%	±	09/24/2026	472,742

	Aleris International, Inc.,
1,724,033	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	6.79%		02/27/2023	1,728,989

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Foresight Energy LLC,
2,162,786	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.75%, 1.00% Floor)	7.87%		03/28/2022	1,191,338

	Forest City Enterprises, LP,
1,424,563	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.04%		12/08/2025	1,436,808

	GrafTech Finance, Inc.,
728,957	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.54%		02/12/2025	711,035

					5,540,912

BUSINESS EQUIPMENT AND SERVICES 8.9%

	AlixPartners LLP,
862,788	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.79%		04/04/2024	864,764

	Allied Universal Holdco LLC,
138,739	Senior Secured First Lien Term Loan	6.57%	±&	07/12/2026	139,107
1,401,261	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%)	6.51%		07/10/2026	1,404,982

	Capri Acquisitions BidCo Ltd.,
1,767,070	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	5.26%		11/01/2024	1,748,842

	Change Healthcare Holdings, Inc.,
1,712,266	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	4.54%		03/01/2024	1,706,598

	Clear Channel Outdoor Holdings, Inc.,
1,020,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.54%		08/21/2026	1,024,279

	Cvent, Inc.,
1,123,099	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.79%		11/29/2024	1,110,818

	Deerfield Holdings Corporation,
886,353	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.29%		02/13/2025	873,280

	EAB Global, Inc.,
1,440,031	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 1.00% Floor)	6.38%		11/15/2024	1,425,026

	Fleet US Bidco, Inc.,
840,000	Senior Secured First Lien Term Loan	5.28%	±	09/25/2026	845,250

	Garda World Security Corporation,
2,628,138	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	7.50%		05/24/2024	2,633,881

	Genesys Telecommunications Laboratories, Inc.,
1,725,828	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		12/01/2023	1,718,631

	IRI Holdings, Inc.,
398,995	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	6.62%		12/01/2025	384,906

	Iron Mountain Information Management LLC,
1,456,304	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.79%		01/02/2026	1,445,986

58	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	KAR Auction Services, Inc.,
502,823	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.31%		09/19/2026	505,810

	Kronos, Inc.,
1,725,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.25%		11/01/2023	1,730,097

	NCR Corporation,
312,000	Senior Secured First Lien Term Loan	4.53%	±&	08/28/2026	312,975

	Prime Security Services Borrower LLC,
1,030,000	Senior Secured First Lien Term Loan	5.34%	±	09/23/2026	1,020,184

	ServiceMaster Company LLC,
399,339	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		11/08/2023	400,443

	SMG US Midco 2, Inc.,
3,312	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.04%		01/23/2025	3,297

	Tempo Acquisition LLC,
1,720,515	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.04%		05/01/2024	1,728,765

	The Dun & Bradstreet Corporation,
1,149,181	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.05%		02/06/2026	1,157,696

	Trans Union LLC,
1,512,013	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.04%		04/10/2023	1,519,051

					25,704,668

CHEMICALS/PLASTICS 1.1%

	Charter NEX US, Inc.,
344,138	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.54%		05/16/2024	344,926

	Messer Industries LLC,
709,929	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	4.60%		03/02/2026	709,489

	Natgasoline LLC,
701,583	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.81%		11/14/2025	702,460

	Pregis Topco LLC,
660,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.25%		07/31/2026	659,175

	Solenis International LP,
871,538	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.12%		06/26/2025	850,294

					3,266,344

CONTAINERS AND GLASS PRODUCTS 1.4%

	Berry Global, Inc.,
235,660	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.30%		10/01/2022	237,053
1,980,038	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.55%		07/01/2026	1,991,888

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Flex Acquisition Company, Inc.,
675,000	Senior Secured First Lien Term Loan	5.35%	±	06/29/2025	651,797

	Reynolds Group Holdings, Inc.,
1,152,038	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		02/06/2023	1,155,471

					4,036,209

COSMETICS/TOILETRIES 0.4%

	Kronos Acquisition Holdings, Inc.,
765,601	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.26%		05/15/2023	728,278

	Sunshine Luxembourg VII SARL,
510,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	6.35%		09/25/2026	513,029

					1,241,307

ELECTRONICS/ELECTRIC 12.4%

	Access CIG LLC,
1,157,622	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.78%		02/27/2025	1,145,328

	Almonde, Inc.,
1,473,140	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	5.70%		06/13/2024	1,436,385

	Applied Systems, Inc.,
1,440,478	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.10%		09/19/2024	1,440,075

	Blackhawk Network Holdings, Inc.,
1,440,087	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.04%		06/16/2025	1,437,682

	Canyon Valor Companies, Inc.,
1,240,018	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	4.85%		06/16/2023	1,240,018

	Dell International LLC,
1,536,563	Senior Secured First Lien Term Loan	4.05%	±	09/19/2025	1,545,621

	DigiCert Holdings, Inc.,
860,000	Senior Secured First Lien Term Loan	6.26%	±	08/08/2026	858,388

	Financial & Risk US Holdings, Inc.,
1,768,666	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		10/01/2025	1,780,092

	Flexera Software LLC,
1,432,840	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.55%		02/26/2025	1,437,618

	Go Daddy Operating Company LLC,
1,597,753	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.04%		02/15/2024	1,602,354

	GoodRX, Inc.,
1,624,692	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.81%		10/10/2025	1,626,723

	Hyland Software, Inc.,
1,722,186	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	5.29%		07/01/2024	1,724,124

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	59

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Hyland Software, Inc., (Cont.)
422,234	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.75% Floor)	9.04%		07/07/2025	425,006

	Informatica LLC,
1,535,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		08/05/2022	1,542,997

	NCR Corporation,
273,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		08/28/2026	273,853

	ON Semiconductor Corporation,
450,000	Senior Secured First Lien Term Loan	4.05%	±	09/19/2026	452,534

	Project Alpha Intermediate Holding, Inc.,
1,450,398	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	5.81%		04/26/2024	1,434,081

	Renaissance Holding Corporation,
1,474,802	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		05/30/2025	1,451,095

	Severin Acquisition LLC,
1,458,688	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.46%		08/01/2025	1,438,025

	SolarWinds Holdings, Inc.,
1,709,298	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		02/05/2024	1,713,306

	Solera LLC,
1,296,090	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		03/03/2023	1,291,456

	Sophia LP,
1,819,612	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.35%		09/30/2022	1,822,268

	SS&C Technologies, Inc.,
737,787	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.29%		04/16/2025	741,181
1,116,973	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.29%		04/16/2025	1,122,111

	Uber Technologies, Inc.,
1,434,195	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.03%		04/04/2025	1,428,523

	Ultimate Software Group,
745,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		05/04/2026	750,297

	Vertafore, Inc.,
1,477,248	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		07/02/2025	1,438,477

	WeddingWire, Inc.,
1,025,928	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.54%		12/19/2025	1,027,210

					35,626,828

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ENERGY 2.0%

	Brazos Delaware LLC,
1,258,355	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.05%		05/21/2025	1,164,765

	Gavilan Resources LLC,
620,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	8.04%		03/01/2024	280,036

	Gulf Finance LLC,
	Senior Secured First Lien Term Loan
262,922	(3 Month LIBOR USD + 5.25%, 1.00% Floor)	7.36%		08/25/2023	201,465
447,677	(1 Month LIBOR USD + 5.25%, 1.00% Floor)	7.29%		08/25/2023	343,035

	Lower Cadence Holdings LLC,
704,925	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.05%		05/22/2026	688,846

	Lucid Energy Group II Borrower LLC,
751,740	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		02/18/2025	713,683

	McDermott International, Inc.,
718,177	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	7.10%		05/12/2025	457,120

	Prairie ECI Acquiror LP,
935,300	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	6.85%		03/11/2026	914,840

	UGI Energy Services LLC,
1,037,400	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		08/13/2026	1,046,477

					5,810,267

ENVIRONMENTAL CONTROL 0.2%

	US Ecology, Inc.,
480,000	Senior Secured First Lien Term Loan	4.79%	±	08/14/2026	483,151

FINANCE 0.6%

	Blackstone CQP Holdco LP,
1,700,738	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.66%		09/30/2024	1,710,151

FINANCIAL INTERMEDIARIES 1.7%

	Millennium Trust Company LLC,
1,442,569	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.04%		03/27/2026	1,404,702

	RPI Finance Trust,
1,052,665	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.04%		03/27/2023	1,059,407

	The Edelman Financial Center LLC,
1,721,924	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.31%		07/21/2025	1,726,685

	Victory Capital Holdings, Inc.,
565,636	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.35%	±	07/01/2026	568,818

					4,759,612

60	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOOD PRODUCTS 2.4%

	8th Avenue Food & Provisions, Inc.,
267,975	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		10/01/2025	269,288

	B&G Foods, Inc.,
300,000	Senior Secured First Lien Term Loan	4.59%	±	10/11/2026	301,782

	CHG PPC Parent LLC,
1,440,835	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		03/31/2025	1,444,437

	CSM Bakery Solutions LLC,
1,838,079	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.29%		07/03/2020	1,718,604

	Jacobs Douwe Egberts International B.V.,
1,726,422	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.06%		11/03/2025	1,730,738

	JBS USA Lux S.A.,
1,564,550	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		05/01/2026	1,573,679

					7,038,528

FOOD SERVICE 2.8%

	Aramark Services, Inc.,
640,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.79%		03/11/2025	641,734

	Houston Foods, Inc.,
1,698,500	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		07/21/2025	1,566,161

	IRB Holding Corporation,
1,730,974	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.55%		02/05/2025	1,725,686

	TKC Holdings, Inc.,
1,438,780	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.80%		02/01/2023	1,416,940

	US Foods, Inc.,
2,015,000	Senior Secured First Lien Term Loan	4.14%	±	09/13/2026	2,024,662

	Whatabrands LLC,
755,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.52%		08/03/2026	759,345

					8,134,528

FOOD/DRUG RETAILERS 1.0%

	Albertson’s LLC,
1,001,077	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		08/17/2026	1,008,495

	GOBP Holdings, Inc.,
1,716,322	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.76%		10/22/2025	1,727,589

					2,736,084

HEALTHCARE 15.0%

	Acadia Healthcare Company, Inc.,
1,725,962	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		02/16/2023	1,730,683

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Agiliti Health, Inc.,
1,114,400	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.06%		01/05/2026	1,114,400

	Air Medical Group Holdings, Inc.,
1,200,661	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.31%		04/28/2022	1,126,874

	Air Methods Corporation,
1,344,329	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.60%		04/22/2024	1,098,317

	Aldevron LLC,
1,710,000	Senior Secured First Lien Term Loan	6.34%	±	09/20/2026	1,718,550

	Athenahealth, Inc.,
1,444,094	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	6.68%		02/11/2026	1,442,744

	Auris Luxembourg III Sarl,
1,738,487	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		02/27/2026	1,731,420

	Avantor, Inc.,
1,380,195	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		11/21/2024	1,392,707

	Azalea TopCo, Inc.,
1,715,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.54%		07/27/2026	1,712,856

	CHG Healthcare Services, Inc.,
1,735,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		06/07/2023	1,736,631

	Concentra, Inc.,
1,714,756	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.50%)	4.54%		06/01/2022	1,727,617

	DaVita, Inc.,
805,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.29%		08/12/2026	810,490

	DentalCorporationPerfect Smile ULC,
1,163,251	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.79%		06/06/2025	1,146,046

	Envision Healthcare Corporation,
812,952	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		10/10/2025	665,857

	Explorer Holdings, Inc.,
650,865	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	5.85%		05/02/2023	650,559

	Gentiva Health Services, Inc.,
2,185,510	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.81%		07/02/2025	2,200,536

	Grifols Worldwide Operations USA, Inc.,
1,732,834	Senior Secured First Lien Term Loan (1 Week LIBOR USD + 2.25%)	4.14%		01/31/2025	1,743,751

	HC Group Holdings, Inc.,
1,145,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%	6.54%		08/06/2026	1,145,000

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	61

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	IQVIA, Inc.,
1,645,842	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	4.10%		01/17/2025	1,656,129

	MED ParentCo LP,
162,846	Senior Secured First Lien Term Loan	6.28%	±&	08/31/2026	161,909
652,154	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	6.29%		08/31/2026	648,405

	MPH Acquisition Holdings LLC,
1,895,859	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	4.85%		06/07/2023	1,811,332

	Outcomes Group Holdings, Inc.,
1,955,225	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.62%		10/24/2025	1,935,673

	Parexel International Corporation,
650,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		09/27/2024	618,777

	Radiology Partners, Inc.,
	Senior Secured First Lien Term Loan
707,257	(3 Month LIBOR USD + 4.75%)	7.06%		07/09/2025	699,050
471,505	(3 Month LIBOR USD + 4.75%)	7.36%		07/09/2025	466,033

	RegionalCare Hospital Partners Holdings, Inc.,
862,084	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.55%		11/14/2025	864,175

	Select Medical Corporation,
1,745,000	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.50%)	4.58%		03/06/2025	1,750,453

	Sound Inpatient Physicians, Inc.,
1,612,438	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		06/27/2025	1,613,244
300,000	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.75%)	8.79%		06/26/2026	300,075

	US Anesthesia Partners, Inc.,
547,201	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.04%	±	06/24/2024	534,035

	Verscend Holding Corporation,
1,721,140	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.54%		08/27/2025	1,730,107

	Vizient, Inc.,
343,275	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.54%		05/06/2026	345,549

	Wink Holdco, Inc.,
1,454,597	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		12/02/2024	1,434,603

	Zelis Cost Management Buyer, Inc.,
1,815,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	6.79%		09/25/2026	1,803,656

					43,268,243

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
HOTELS/MOTELS/INNS AND CASINOS 4.3%

	Caesars Resort Collection LLC,
1,731,061	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		12/23/2024	1,721,652

	CEOC LLC,
1,818,036	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.04%		10/04/2024	1,819,172

	ESH Hospitality, Inc.,
1,373,180	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.04%		09/18/2026	1,381,226

	MGM Growth Properties Operating Partnership LP,
1,748,193	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.04%		03/21/2025	1,754,627

	PCI Gaming Authority,
498,750	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.04%		05/29/2026	502,451

	Penn National Gaming, Inc.,
402,970	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.75% Floor)	4.29%		10/15/2025	405,533

	Scientific Games International, Inc.,
	Senior Secured First Lien Term Loan
1,409,909	(2 Month LIBOR USD + 2.75%)	4.90%		08/14/2024	1,400,047
330,719	(1 Month LIBOR USD + 2.75%)	4.79%		08/14/2024	328,406

	VICI Properties 1 LLC,
1,990,040	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.05%		12/20/2024	1,997,711

	Wyndham Hotels & Resorts, Inc.,
1,058,364	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.79%		05/30/2025	1,064,614

					12,375,439

INDUSTRIAL EQUIPMENT 0.8%

	CPM Holdings, Inc.,
476,400	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		11/17/2025	471,040

	Granite Holdings Acquisition Company,
395,000	Senior Secured First Lien Term Loan	7.32%	±	09/25/2026	385,619

	Milacron LLC,
989,757	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		09/28/2023	990,995

	TAMKO Building Products LLC,
	Senior Secured First Lien Term Loan
97,750	(3 Month LIBOR USD + 3.25%)	5.37%		05/29/2026	97,933
477,250	(1 Month LIBOR USD + 3.25%)	5.29%		05/29/2026	478,145

					2,423,732

INSURANCE 3.8%

	Achilles Acquisition LLC,
1,064,650	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.06%		10/13/2025	1,066,646

62	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Acrisure LLC,
1,447,461	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.35%		11/22/2023	1,443,393

	Alera Group Intermediate Holdings, Inc.,
1,031,391	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.54%		08/01/2025	1,040,416

	Alliant Holdings Intermediate LLC,
1,027,425	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		05/09/2025	1,021,646

	AssuredPartners, Inc.,
1,731,255	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.54%		10/22/2024	1,726,659

	Asurion LLC,
509,841	Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	8.54%		08/04/2025	518,700
1,721,298	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.04%		11/03/2023	1,729,904

	Frontdoor, Inc.,
1,056,632	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.56%		08/18/2025	1,063,902

	Sedgwick Claims Management Services, Inc.,
1,454,171	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		12/31/2025	1,432,242

					11,043,508

LEISURE 4.0%

	Alterra Mountain Company,
1,917,070	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		07/31/2024	1,926,061

	Delta 2 SARL,
1,384,449	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	4.54%		02/01/2024	1,370,259

	Equinox Holdings, Inc.,
1,444,707	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		03/08/2024	1,447,416

	Life Time Fitness, Inc.,
1,582,709	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	4.87%		06/10/2022	1,585,138

	Lions Gate Capital Holdings LLC,
633,308	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.29%		03/24/2025	632,912

	Nascar Holdings, Inc.,
885,000	Senior Secured First Lien Term Loan	4.88%	±	07/26/2026	891,983

	Six Flags Theme Parks, Inc.,
1,376,550	Senior Secured First Lien Term Loan	4.05%	±	04/17/2026	1,379,991

	Travel Leaders Group LLC,
702,900	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.05%		01/25/2024	705,244

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	UFC Holdings LLC,
1,574,042	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.30%	04/29/2026	1,580,055

				11,519,059

MEDIA 7.5%

	Ascend Learning LLC,
1,745,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%	07/12/2024	1,740,908

	Cengage Learning, Inc.,
1,480,383	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.29%	06/07/2023	1,405,957

	CSC Holdings LLC,
1,343,130	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.28%	07/17/2025	1,344,446
646,750	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.28%	01/15/2026	647,397
1,241,888	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	5.18%	04/15/2027	1,244,731

	Diamond Sports Group LLC,
110,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.30%	08/24/2026	110,791

	E.W. Scripps Company,
1,248,725	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%	05/01/2026	1,251,535

	Getty Images, Inc.,
849,682	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.56%	02/19/2026	848,267

	Gray Television, Inc.,
2,012,833	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.51%	01/02/2026	2,022,756

	IHeartCommunications, Inc.,
674,124	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.03%	05/01/2026	679,294

	Learfield Communications LLC,
282,474	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.30%	12/01/2023	283,816

	NEP Group, Inc.,
1,174,402	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%	10/20/2025	1,155,805

	Nexstar Broadcasting, Inc.,
2,060,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.81%	09/18/2026	2,071,742

	Numericable U.S. LLC,
1,051,820	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.03%	08/14/2026	1,051,162

	Radiate Holdco LLC,
1,162,619	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	5.04%	02/01/2024	1,159,910

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	63

Schedule of Investments DoubleLine Floating Rate Fund (Cont.)	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	RentPath, Inc.,
2,235,010	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	6.80%		12/17/2021	1,188,757

	Sinclair Television Group, Inc.,
675,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		09/30/2026	678,659

	Southern Graphics, Inc.,
822,574	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		12/30/2022	610,075

	Virgin Media Bristol LLC,
1,986,895	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.53%		01/15/2026	1,990,521

					21,486,529

PHARMACEUTICALS 1.2%

	Catalent Pharma Solutions, Inc.,
1,661,650	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.29%		05/18/2026	1,668,920

	Jaguar Holding Company,
1,628,342	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	4.54%		08/18/2022	1,631,484

					3,300,404

RETAILERS (OTHER THAN FOOD/DRUG) 2.6%

	BJ’s Wholesale Club, Inc.,
1,725,441	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		02/02/2024	1,732,990

	Harbor Freight Tools USA, Inc.,
883,980	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.75% Floor)	4.54%		08/18/2023	860,298

	Jo-Ann Stores LLC,
	Senior Secured First Lien Term Loan
1,468,184	(3 Month LIBOR USD + 5.00%, 1.00% Floor)	7.26%		10/20/2023	1,017,326
61,174	(1 Month LIBOR USD + 5.00%, 1.00% Floor)	7.05%		10/20/2023	42,389

	Mister Car Wash Holdings, Inc.,
64,286	Senior Secured First Lien Term Loan	5.67%	±&	05/14/2026	64,303
1,282,500	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.66%		05/14/2026	1,282,846

	PetSmart, Inc.,
1,511,853	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	6.04%		03/11/2022	1,477,761

	Staples, Inc.,
888,882	Senior Secured First Lien Term Loan (2 Month LIBOR USD + 5.00%)	7.12%		04/16/2026	877,958

					7,355,871

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
TELECOMMUNICATIONS 3.1%

	Avaya, Inc.,
	Senior Secured First Lien Term Loan
471,300	(1 Month LIBOR USD + 4.25%)	6.28%		12/16/2024	449,063
276,796	(2 Month LIBOR USD + 4.25%)	6.43%		12/16/2024	263,735

	CenturyLink, Inc.,
865,472	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		01/31/2025	860,907

	Inmarsat PLC,
675,000	Senior Secured First Lien Term Loan	6.59%	±	09/23/2026	665,560

	Intelsat Jackson Holdings S.A.,
1,140,699	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.80%		11/27/2023	1,145,513

	Securus Technologies Holdings, Inc.,
2,188,192	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	6.54%		11/01/2024	1,938,377

	Speedcast International Ltd.,
751,106	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	4.85%		05/15/2025	638,440

	Sprint Communications, Inc.,
2,010,367	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.75% Floor)	4.54%		02/02/2024	1,999,058

	Telesat Canada,
870,417	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.75% Floor)	4.61%		11/17/2023	873,790

					8,834,443

TRANSPORTATION 0.6%

	PODS LLC,
1,737,135	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	5.05%		12/06/2024	1,736,414

UTILITIES 3.4%

	Brookfield WEC Holdings, Inc.,
1,144,727	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	5.54%		08/01/2025	1,149,809

	Calpine Corporation,
140,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		08/12/2026	140,487
1,660,838	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	4.86%		04/06/2026	1,667,174

	Compass Power Generation LLC,
1,408,602	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.54%		12/20/2024	1,413,004

	Edgewater Generation LLC,
719,217	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		12/12/2025	712,028

	Exgen Renewables IV LLC,
390,175	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.13%		11/29/2024	382,738

	Pike Corporation,
894,368	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.30%		07/24/2026	898,777

64	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	PowerTeam Services LLC,
785,805	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.35%		03/06/2025	675,792

	USIC Holdings, Inc.,
1,069,832	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.29%		12/08/2023	1,063,146

	Vistra Operations Company LLC,
	Senior Secured First Lien Term Loan
648,936	(1 Month LIBOR USD + 2.00%)	4.02%		12/31/2025	651,597
933,835	(1 Month LIBOR USD + 2.00%)	4.04%		12/31/2025	937,663

					9,692,215

	Total Bank Loans (Cost $255,763,302)				251,389,625

FOREIGN CORPORATE BONDS 1.0%

FOOD SERVICE 1.0%
3,000,000	New Red Finance, Inc.	4.63%	^	01/15/2022	3,007,800

	Total Foreign Corporate Bonds (Cost $2,959,290)				3,007,800

US CORPORATE BONDS 7.7%

FINANCE 0.7%
2,000,000	Icahn Enterprises Finance Corporation	6.25%		02/01/2022	2,057,000

FOOD/DRUG RETAILERS 0.3%
815,000	Albertsons LLC	5.88%	^	02/15/2028	864,666

HEALTHCARE 2.9%
2,000,000	Avantor, Inc.	9.00%	^	10/01/2025	2,252,500
3,000,000	Centene Corporation	5.63%		02/15/2021	3,044,130
3,000,000	HCA Healthcare, Inc.	6.25%		02/15/2021	3,148,800

					8,445,430

MEDIA 1.1%
3,000,000	CCO Holdings LLC	5.25%		09/30/2022	3,040,050

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
PHARMACEUTICALS 1.1%
3,000,000	Bausch Health Companies, Inc.	6.50%	^	03/15/2022	3,105,000

TECHNOLOGY 0.6%
1,500,000	Financial & Risk US Holdings, Inc.	6.25%	^	05/15/2026	1,612,485

TELECOMMUNICATIONS 1.0%
3,000,000	Level 3 Financing, Inc.	5.38%		08/15/2022	3,018,750

	Total US Corporate Bonds (Cost $21,658,485)				22,143,381

SHORT TERM INVESTMENTS 5.8%
5,527,766	First American Government Obligations Fund - Class U	1.88%	♦		5,527,766
5,527,767	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.83%	♦		5,527,767
5,527,766	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.83%	♦		5,527,766

	Total Short Term Investments (Cost $16,583,299)				16,583,299

	Total Investments 101.9% (Cost $296,964,376)				293,124,105
	Liabilities in Excess of Other Assets (1.9)%				(5,480,620)

	NET ASSETS 100.0%				$287,643,485

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Bank Loans	87.4%
US Corporate Bonds	7.7%
Short Term Investments	5.8%
Foreign Corporate Bonds	1.0%
Other Assets and Liabilities	(1.9)%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

±

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate desclosed is as of September 30, 2019.

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

&	Unfunded or partially unfunded loan commitment. At September 30, 2019, the value of these securities amounted to $774,316 or 0.3% of net assets.

PIK

A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

♦	Seven-day yield as of September 30, 2019

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	65

Schedule of Investments - Summary DoubleLine Shiller Enhanced CAPE®	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONSµ

	Jimmy Johns Funding LLC,
18,669,000	Series 2017-1A-A2II	4.85%	^	07/30/2047	19,757,476	0.3%
20,000,000	SBA Tower Trust	3.17%	^	04/11/2022	20,211,572	0.3%

	Springleaf Funding Trust,
20,000,000	Series 2017-AA-A	2.68%	^	07/15/2030	20,053,656	0.3%

Other Asset Backed Obligationsµ					424,720,484	5.7%

	Total Asset Backed Obligations (Cost $478,053,712)				484,743,188	6.6%

BANK LOANSµ
	Total Bank Loans (Cost $309,185,412)				302,955,525	4.1%

COLLATERALIZED LOAN OBLIGATIONSµ

	Anchorage Capital Ltd.,
25,000,000	Series 2016-9A-AR (3 Month LIBOR USD + 1.37%)	3.67%	^	07/15/2032	25,041,084	0.3%

	CarVal Ltd.,
30,000,000	Series 2019-2A-A (3 Month LIBOR USD + 1.35%, 1.35% Floor)	3.62%	^	07/20/2032	29,997,619	0.4%

	CFIP Ltd.,
22,000,000	Series 2014-1A-AR (3 Month LIBOR USD + 1.32%)	3.62%	^	07/13/2029	22,035,769	0.3%

	CVP Ltd.,
25,000,000	Series 2017-1A-A (3 Month LIBOR USD + 1.34%)	3.62%	^	07/20/2030	25,002,407	0.3%

	Elevation Ltd.,
20,000,000	Series 2018-9A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	3.42%	^	07/15/2031	19,863,659	0.3%

	Halcyon Loan Advisors Funding Ltd.,
25,000,000	Series 2015-3A-A1R (3 Month LIBOR USD + 0.90%)	3.20%	^	10/18/2027	24,999,474	0.3%

	LCM LP,
20,000,000	Series 17A-A2RR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.45%	^	10/15/2031	19,910,161	0.3%

	Marathon Ltd.,
25,000,000	Series 2013-5A-A1R (3 Month LIBOR USD + 0.87%)	3.02%	^	11/21/2027	24,904,443	0.3%

	Midocean Credit,
25,000,000	Series 2017-7A-A1 (3 Month LIBOR USD + 1.32%)	4.38%	^	07/15/2032	25,050,156	0.3%

	MP Ltd.,
25,000,000	Series 2013-2A-ARR (3 Month LIBOR USD + 1.28%)	3.56%	^	07/25/2029	24,974,780	0.3%

	Nassau Ltd.,
20,000,000	Series 2018-IA-A (3 Month LIBOR USD + 1.15%)	3.45%	^	07/15/2031	19,902,015	0.3%

	Venture Ltd.,
19,479,142	Series 2015-20A-AR (3 Month LIBOR USD + 0.82%)	3.12%	^	04/15/2027	19,456,676	0.3%

Other Collateralized Loan Obligationsµ					600,132,148	8.2%

	Total Collateralized Loan Obligations (Cost $882,005,448)				881,270,391	11.9%

FOREIGN CORPORATE BONDSµ
	Total Foreign Corporate Bonds (Cost $608,489,791)				614,767,079	8.3%

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONSµ
	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $50,226,705)				50,460,699	0.7%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONSµ

	JP Morgan Chase Commercial Mortgage Securities Trust,
4,314,000	Series 2019-UES-D	4.60%	#^	05/05/2032	4,560,886	0.1%

Other Non-Agency Commercial Mortgage Backed Obligationsµ					972,702,654	13.1%

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $986,755,606)				977,263,540	13.2%

66	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	Ajax Mortgage Loan Trust,
20,971,158	Series 2019-C-A	3.95%	#^	10/25/2058	21,128,085	0.3%

	Bayview Opportunity Master Fund Trust,
20,569,698	Series 2019-SBR2-A1	3.43%	^§	06/28/2034	20,549,147	0.3%

	Bellemeade Ltd.,
27,100,000	Series 2019-2A-M1A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.02%	^	04/25/2029	27,110,027	0.4%

	Citigroup Mortgage Loan Trust, Inc.,
37,292,847	Series 2018-A-A1	4.00%	#^	01/25/2068	37,428,264	0.5%

	CSMC Trust,
35,074,623	Series 2018-RPL8-A1	4.13%	#^	07/25/2058	35,464,849	0.5%

	CSMC Trust,
19,358,668	Series 2019-RPL2-A1	3.92%	^	07/25/2058	19,678,963	0.3%

	Legacy Mortgage Asset Trust,
20,851,668	Series 2019-GS3-A1	3.75%	^§	04/25/2059	21,318,416	0.3%

	Legacy Mortgage Asset Trust,
20,431,207	Series 2018-GS2-A1	4.00%	^§	04/25/2058	20,693,327	0.3%

	Morgan Stanley Capital Trust,
25,774,163	Series 2006-HE3-A2D (1 Month LIBOR USD + 0.25%, 0.25% Floor)	2.27%		04/25/2036	24,725,461	0.3%

	Park Avenue Funding Trust,
36,088,615	Series 2019-3-PT (1 Month LIBOR USD + 1.50%, 1.50% Floor)	3.55%	^	01/27/2021	36,090,196	0.5%

	Pretium Mortgage Credit Partners LLC,
20,000,000	Series 2019-NPL3-A1	3.10%	^§	07/27/2059	20,063,464	0.3%

	PRPM LLC,
20,200,972	Series 2018-2A-A1	4.00%	#^	08/25/2023	20,354,710	0.3%

	Radnor Ltd.,
22,427,892	Series 2019-2-M1A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	3.22%	^	06/25/2029	22,440,667	0.3%

	Velocity Commercial Capital Loan Trust,
22,327,384	Series 2019-2-A	3.13%	#^	07/25/2049	22,503,649	0.3%

	VOLT LLC,
19,536,197	Series 2018-NPL6-A1A	4.11%	^§	09/25/2048	19,641,671	0.3%

Other Non-Agency Residential Collateralized Mortgage Obligationsµ					520,529,516	6.9%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $885,875,268)				889,720,412	12.1%

US CORPORATE BONDSµ
	Total US Corporate Bonds (Cost $378,757,812)				383,087,776	5.2%

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

	Federal National Mortgage Association,
16,877,184	Series 2018-57-FA (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.32%		08/25/2048	16,825,598	0.2%

	Federal National Mortgage Association,
21,107,383	Series 2012-56-FK (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap)	2.47%		06/25/2042	21,143,665	0.3%

	Federal National Mortgage Association,
19,842,632	Series 2018-70-HF (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.37%		10/25/2058	19,796,137	0.3%
177,494,364	Federal National Mortgage Association	2.00% – 3.50%		11/25/2026 – 12/25/2057	178,026,440	2.4%
93,217,115	Federal Home Loan Mortgage Corporation	1.50% – 4.50%	I/F I/O	09/15/2026 – 09/15/2047	93,792,388	1.3%

	Federal Home Loan Mortgage Corporation,
75,000,000	Pool SB8011	3.00%		10/01/2034	76,748,377	1.0%

	Federal Home Loan Mortgage Corporation,
39,026,492	Pool SB0048	3.00%		08/01/2034	40,081,104	0.5%

	Federal Home Loan Mortgage Corporation,
27,880,360	Pool SB8013	2.50%		09/01/2034	28,132,949	0.4%

Other US Government and Agency Mortgage Backed Obligationsµ					113,458,310	1.6%

	Total US Government and Agency Mortgage Backed Obligations (Cost $585,414,561)				588,004,968	8.0%

US GOVERNMENT AND AGENCY OBLIGATIONS
156,000,000	United States Treasury Notes	2.25%		03/31/2020	156,289,453	2.1%
222,300,000	United States Treasury Notes	1.63%		04/30/2023	222,669,054	3.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	67

Schedule of Investments - Summary DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
331,900,000	United States Treasury Notes	2.25%		12/31/2023	341,189,310	4.6%
39,100,000	United States Treasury Notes	1.75%		06/30/2024	39,441,361	0.6%

	Total US Government and Agency Obligations (Cost $748,753,746)				759,589,178	10.3%

AFFILIATED MUTUAL FUNDS
29,875,562	DoubleLine Ultra Short Bond Fund (Class I)				300,249,400	4.1%

	Total Affiliated Mutual Funds (Cost $299,900,100)				300,249,400	4.1%

WARRANTSµ
	Total Warrants (Cost $–)				—	0.0%

SHORT TERM INVESTMENTS
154,122,173	First American Government Obligations Fund - Class U	1.88%	♦		154,122,173	2.1%
154,122,173	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.83%	♦		154,122,173	2.1%
154,122,173	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.83%	♦		154,122,173	2.1%
172,300,000	United States Treasury Bills	0.00%		01/30/2020	171,271,581	2.3%
65,900,000	United States Treasury Bills	0.00%		10/10/2019	65,870,771	0.9%
131,900,000	United States Treasury Bills	0.00%		11/07/2019	131,667,733	1.8%
79,300,000	United States Treasury Bills	0.00%		12/05/2019	79,045,675	1.1%
92,800,000	United States Treasury Bills	0.00%		02/06/2020	92,210,479	1.2%

	Total Short Term Investments (Cost $1,002,161,020)				1,002,432,758	13.6%

	Total Investments (Cost $7,215,579,181)				7,234,544,914	98.1%
	Liabilities in Excess of Other Assets				143,395,440	1.9%

	NET ASSETS				$7,377,940,354	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	13.6%
Non-Agency Commercial Mortgage Backed Obligations	13.2%
Non-Agency Residential Collateralized Mortgage Obligations	12.1%
Collateralized Loan Obligations	11.9%
US Government and Agency Obligations	10.3%
Foreign Corporate Bonds	8.3%
US Government and Agency Mortgage Backed Obligations	8.0%
Asset Backed Obligations	6.6%
US Corporate Bonds	5.2%
Bank Loans	4.1%
Affiliated Mutual Funds	4.1%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.7%
Warrants	0.0%	~
Other Assets and Liabilities	1.9%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Short Term Investments	13.6%
Non-Agency Commercial Mortgage Backed Obligations	13.2%
Non-Agency Residential Collateralized Mortgage Obligations	12.1%
Collateralized Loan Obligations	11.9%
US Government and Agency Obligations	10.3%
US Government and Agency Mortgage Backed Obligations	8.0%
Asset Backed Obligations	6.6%
Banking	4.9%
Affiliated Mutual Funds	4.1%
Energy	2.2%
Healthcare	1.3%
Telecommunications	1.0%
Pharmaceuticals	0.7%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.7%
Utilities	0.7%

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Transportation	0.6%
Electronics/Electric	0.6%
Media	0.5%
Finance	0.4%
Chemicals/Plastics	0.4%
Automotive	0.4%
Business Equipment and Services	0.3%
Insurance	0.3%
Aerospace & Defense	0.3%
Food Products	0.3%
Consumer Products	0.3%
Mining	0.2%
Technology	0.2%
Building and Development (including Steel/Metals)	0.2%
Hotels/Motels/Inns and Casinos	0.2%
Industrial Equipment	0.2%
Leisure	0.2%
Beverage and Tobacco	0.1%
Real Estate	0.1%
Food Service	0.1%
Conglomerates	0.1%
Pulp & Paper	0.1%
Retailers (other than Food/Drug)	0.1%
Containers and Glass Products	0.1%
Environmental Control	0.1%
Financial Intermediaries	0.1%
Diversified Manufacturing	0.1%
Commercial Services	0.1%
Chemical Products	0.1%
Food/Drug Retailers	0.0%	~
Construction	0.0%	~
Cosmetics/Toiletries	0.0%	~
Other Assets and Liabilities	1.9%

	100.0%

68	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

µ

Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of September 30, 2019.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

#

Includes variable rate securities. Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2019.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2019.

I/F

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

I/O	Interest only security

♦	Seven-day yield as of September 30, 2019.

~	Represents less than 0.05% of net assets.

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation)/ Value
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	Long	0.38%	Termination	09/15/2020	100,000,000	$(2,746,295)
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.39%	Termination	09/02/2020	100,000,000	(2,351,347)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	Long	0.38%	Termination	09/01/2020	100,000,000	(1,871,169)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	10/03/2019	100,800,000	(1,445,911)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	Long	0.38%	Termination	11/04/2020	100,000,000	(1,324,833)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	10/01/2019	125,100,000	(895,555)
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.39%	Termination	09/16/2020	100,000,000	(830,623)
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.39%	Termination	11/11/2020	100,000,000	(432,249)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/17/2020	100,000,000	(384,091)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	10/10/2019	84,900,000	(193,206)
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	11/12/2020	100,000,000	7,325
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	Long	0.38%	Termination	09/29/2020	50,000,000	32,541
Shiller Barclays CAPE® US Sector ER II USD Index¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	09/22/2020	100,000,000	62,451
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	Long	0.38%	Termination	05/19/2020	100,000,000	124,218
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.39%	Termination	05/27/2020	100,000,000	169,913
Shiller Barclays CAPE® US Sector ER II USD Index¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/08/2019	100,000,000	582,202
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	07/16/2020	50,000,000	612,227
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	11/05/2020	90,000,000	619,802
Shiller Barclays CAPE® US Sector ER II USD Index¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/10/2020	100,000,000	688,669
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	08/06/2020	100,000,000	992,863
Shiller Barclays CAPE® US Sector ER II USD Index¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/03/2020	100,000,000	1,100,079
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	Long	0.38%	Termination	08/04/2020	100,000,000	1,121,233
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.39%	Termination	06/10/2020	100,000,000	1,169,624
Shiller Barclays CAPE® US Sector ER II USD Index¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/20/2020	100,000,000	1,319,391
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.39%	Termination	08/05/2020	100,000,000	1,338,748
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	Long	0.38%	Termination	07/21/2020	100,000,000	1,376,214
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	Long	0.38%	Termination	05/05/2020	75,000,000	1,390,790
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	08/13/2020	100,000,000	1,570,422
Shiller Barclays CAPE® US Sector ER II USD Index¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	09/08/2020	100,000,000	1,668,044
Shiller Barclays CAPE® US Sector ER II USD Index¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/13/2020	100,000,000	1,697,749
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	05/28/2020	100,000,000	1,717,982
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	07/09/2020	100,000,000	1,718,592
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	05/07/2020	100,000,000	1,844,962
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.39%	Termination	05/13/2020	100,000,000	1,859,684
Shiller Barclays CAPE® US Sector ER II USD Index¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	07/07/2020	100,000,000	2,080,401
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.39%	Termination	07/22/2020	100,000,000	2,263,962
Shiller Barclays CAPE® US Sector ER II USD Index¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	05/12/2020	100,000,000	2,371,235

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	69

Schedule of Investments - Summary DoubleLine Shiller Enhanced CAPE® (Cont.)	(Unaudited) September 30, 2019

Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation)/ Value
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.39%	Termination	10/07/2020	100,000,000	$2,419,375
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	06/11/2020	100,000,000	2,556,260
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	Long	0.38%	Termination	10/14/2020	100,000,000	2,908,199
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.39%	Termination	07/08/2020	100,000,000	3,185,217
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	08/20/2020	100,000,000	3,234,329
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	Long	0.38%	Termination	10/06/2020	100,000,000	3,236,849
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.39%	Termination	09/09/2020	100,000,000	3,314,346
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.39%	Termination	08/26/2020	100,000,000	3,314,346
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	Long	0.38%	Termination	06/23/2020	100,000,000	3,331,441
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.39%	Termination	06/24/2020	100,000,000	3,433,627
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	Long	0.38%	Termination	03/10/2020	50,000,000	3,688,817
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	Long	0.38%	Termination	10/27/2020	100,000,000	3,870,875
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	Long	0.38%	Termination	04/21/2020	100,000,000	4,009,021
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	06/25/2020	100,000,000	4,122,858
Shiller Barclays CAPE® US Sector ER II USD Index¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	04/28/2020	100,000,000	4,365,028
Shiller Barclays CAPE® US Sector ER II USD Index¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	06/09/2020	100,000,000	4,518,196
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	Long	0.38%	Termination	10/29/2019	100,000,000	4,613,038
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.39%	Termination	05/06/2020	100,000,000	4,613,454
Shiller Barclays CAPE® US Sector ER II USD Index¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/05/2019	100,000,000	4,653,383
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.39%	Termination	11/06/2019	50,000,000	4,850,780
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.39%	Termination	04/22/2020	100,000,000	5,275,647
Shiller Barclays CAPE® US Sector ER II USD Index¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	04/14/2020	100,000,000	6,006,178
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	Long	0.38%	Termination	04/07/2020	100,000,000	6,234,548
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.39%	Termination	04/08/2020	100,000,000	6,315,316
Shiller Barclays CAPE® US Sector ER II USD Index¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	03/24/2020	100,000,000	6,374,311
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	Long	0.38%	Termination	11/12/2019	100,000,000	6,515,293
Shiller Barclays CAPE® US Sector ER II USD Index¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/22/2019	100,000,000	6,568,689
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.39%	Termination	03/04/2020	100,000,000	7,371,360
Shiller Barclays CAPE® US Sector ER II USD Index¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	03/03/2020	100,000,000	7,658,284
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	02/27/2020	100,000,000	7,731,679
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	Long	0.38%	Termination	10/15/2019	100,000,000	8,529,742
Shiller Barclays CAPE® US Sector ER II USD Index¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/19/2019	100,000,000	11,188,359
Shiller Barclays CAPE® US Sector ER II USD Index¤	BNP Paribas	Long	0.39%	Termination	02/26/2020	100,000,000	11,657,879
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	Long	0.38%	Termination	01/21/2020	75,000,000	11,755,354
Shiller Barclays CAPE® US Sector ER II USD Index¤	Barclays Capital, Inc.	Long	0.40%	Termination	02/13/2020	100,000,000	13,495,243
Shiller Barclays CAPE® US Sector ER II USD Index¤	Bank of America Merrill Lynch	Long	0.38%	Termination	02/25/2020	100,000,000	13,549,307
Shiller Barclays CAPE® US Sector ER II USD Index¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	01/28/2020	100,000,000	14,238,179

							$243,730,851

¤

Shiller Barclays CAPE® US Sector ER II USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”), and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of September 30, 2019, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E.

A summary of the DoubleLine Shiller Enhanced CAPE®’s investments in affiliated mutual funds for the period ended September 30, 2019 is as follows:

Fund	Value at March 31, 2019	Gross Purchases	Gross Sales	Shares Held at September 30, 2019	Value at September 30, 2019	Change in Unrealized for the Period Ended September 30, 2019	Dividend Income Earned in the Period Ended September 30, 2019	Net Realized Gain (Loss) in the Period Ended September 30, 2019
DoubleLine Ultra Short Bond Fund (Class I)	$199,950,099	$100,000,000	$—	29,875,562	$300,249,400	$299,301	$2,906,912	$—

70	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments - Summary DoubleLine Flexible Income Fund	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
ASSET BACKED OBLIGATIONSµ

	ExteNet Issuer LLC,
6,250,000	Series 2019-1A-C	5.22%	^	07/26/2049	6,302,871	0.4%

	Helios Issuer LLC,
4,937,955	Series 2017-1A-A	4.94%	^	09/20/2049	5,177,137	0.4%

	Mosaic Solar Loan Trust,
5,365,000	Series 2018-1A-C	0.00%	^ P/O	06/22/2043	4,485,922	0.3%

	Vivint Colar Financing LLC,
4,940,463	Series 2018-1A-A	4.73%	^	04/30/2048	5,268,277	0.4%

8,750,000	Wave LLC	6.41%	^	09/15/2044	8,749,820	0.6%

	Zephyrus Capital Aviation Partners Ltd.,
4,950,000	Series 2018-1-A	4.61%	^	10/15/2038	4,988,229	0.3%

Other Asset Backed Obligationsµ					28,307,435	2.0%

	Total Asset Backed Obligations (Cost $62,553,324)				63,279,691	4.4%

BANK LOANSµ
	Total Bank Loans (Cost $72,218,427)				70,548,446	4.9%

COLLATERALIZED LOAN OBLIGATIONSµ

	Canyon Capital Ltd.,
10,000,000	Series 2017-1A-B (3 Month LIBOR USD + 1.70%)	4.00%	^	07/15/2030	9,922,095	0.7%

	GoldenTree Loan Management Ltd.,
5,500,000	Series 2017-2A-D (3 Month LIBOR USD + 2.65%)	4.93%	^	11/28/2030	5,247,990	0.4%

	LCM LP,
5,000,000	Series 26A-D (3 Month LIBOR USD + 2.50%, 2.50% Floor)	4.78%	^	01/20/2031	4,615,516	0.3%

	Marble Point Ltd.,
6,500,000	Series 2019-1A-B (3 Month LIBOR USD + 2.15%)	4.59%	^	07/23/2032	6,512,814	0.5%

	Steele Creek Ltd.,
5,000,000	Series 2019-2A-B (3 Month LIBOR USD + 2.25%, 2.25% Floor)	4.38%	^	07/15/2032	4,999,152	0.3%

	Trimaran CAVU LLC,
6,000,000	Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	4.67%	^	07/20/2032	5,998,411	0.4%

	Venture Ltd.,
5,000,000	Series 2018-34A-A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	3.53%	^	10/15/2031	4,983,440	0.3%

	Wind River Ltd.,
7,975,000	Series 2015-2A-ER (3 Month LIBOR USD + 5.55%)	7.85%	^	10/15/2027	7,669,143	0.5%

Other Collateralized Loan Obligationsµ					169,557,613	11.9%

	Total Collateralized Loan Obligations (Cost $226,492,922)				219,506,174	15.3%

FOREIGN CORPORATE BONDSµ
4,241,250	Cometa Energia S.A. de C.V.	6.38%		04/24/2035	4,527,534	0.3%

Other Foreign Corporate Bondsµ					225,729,269	15.7%

	Total Foreign Corporate Bonds (Cost $223,699,773)				230,256,803	16.0%

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONSµ
	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $11,359,855)				11,829,967	0.8%

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONSµ
	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $156,589,200)				155,091,164	10.8%

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS

	Ajax Mortgage Loan Trust,
5,258,174	Series 2017-C-A	3.75%	^§	07/25/2060	5,289,280	0.4%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	71

Schedule of Investments - Summary DoubleLine Flexible Income Fund (Cont.)	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS

	APS Resecuritization Trust,
8,128,958	Series 2015-3-1MZ (12 Month US Treasury Average + 0.96%, 0.96% Floor)	2.79%	^>	10/27/2046	7,279,198	0.5%

	Bayview Opportunity Master Fund Trust,
7,787,627	Series 2018-SBR4-A1	4.38%	^§	06/28/2033	7,850,590	0.5%

	CHL Mortgage Pass-Through Trust,
12,833,461	Series 2007-9-A13	5.75%		07/25/2037	5,090,380	0.4%

	CHL Mortgage Pass-Through Trust,
7,510,246	Series 2007-14-A19	6.00%		09/25/2037	6,085,991	0.4%

	CHL Mortgage Pass-Through Trust,
4,800,000	Series 2018-GT1-A (1 Month LIBOR USD + 2.75%)	4.77%	^	05/25/2023	4,820,050	0.3%

	CIM Trust,
13,420,000	Series 2017-3RR-B2	10.97%	#^Þ	01/27/2057	13,939,824	1.0%

	Citigroup Mortgage Loan Trust, Inc.,
4,766,520	Series 2006-AR6-2A3 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	2.27%		09/25/2036	4,720,620	0.3%

	CitiMortgage Alternative Loan Trust,
9,098,346	Series 2007-A5-1A1	6.00%		05/25/2037	9,063,087	0.6%

	FMC GMSR Issuer Trust,
15,000,000	Series 2019-GT1-A	5.07%	# ^	05/25/2024	15,514,191	1.1%

	Freddie Mac STACR Trust,
10,000,000	Series 2019-DNA2-M2 (1 Month LIBOR USD + 2.45%)	4.47%	^	03/25/2049	10,119,241	0.7%

	GCAT LLC,
5,502,638	Series 2018-1-A1	3.84%	^§	06/25/2048	5,523,934	0.4%

	Home Partners of America Trust,
14,000,000	Series 2019-2-F	3.87%	^	10/19/2039	14,120,050	1.0%

	IndyMac Mortgage Loan Trust,
12,649,592	Series 2007-FLX6-1A1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	2.27%		09/25/2037	12,547,441	0.9%

	Lehman Trust,
8,858,624	Series 2006-GP3-1A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	2.22%		06/25/2046	8,902,375	0.6%

	MFA LLC,
10,273,893	Series 2018-NPL2-A1	4.16%	^§	07/25/2048	10,376,095	0.7%

	Morgan Stanley Resecuritization Trust,
10,546,642	Series 2013-R7-8B (12 Month US Treasury Average + 0.96%, 0.96% Floor)	3.44%	^Þ	12/26/2046	9,945,546	0.7%

	New Residential Mortgage Loan Trust,
6,499,853	Series 2018-FNT2-B	4.09%	^	07/25/2054	6,609,843	0.5%

	NovaStar Mortgage Funding Trust Series,
12,582,549	Series 2006-3-A2C (1 Month LIBOR USD + 0.16%, 0.16% Floor)	2.18%		10/25/2036	7,359,363	0.5%

	PMT Credit Risk Transfer Trust,
14,181,686	Series 2019-2R-A (1 Month LIBOR USD + 2.75%, 2.75% Floor)	4.89%	^	05/27/2023	14,265,704	1.0%

	PNMAC GMSR Trust,
17,600,000	Series 2018-FT1-A (1 Month LIBOR USD + 2.35%)	4.37%	^	04/25/2023	17,524,957	1.2%

	PRPM LLC,
6,085,676	Series 2018-1A-A1	4.25%	^§	01/25/2022	657,789	0.0%

	Residential Funding Mortgage Securities Trust,
6,210,381	Series 2006-S8-A10	6.00%		09/25/2036	5,959,026	0.4%

	Soundview Home Loan Trust,
6,638,756	Series 2007-OPT1-2A2 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	2.17%		06/25/2037	5,059,729	0.4%

	Structured Asset Securities Corporation,
7,895,206	Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	2.21%	^	03/25/2037	6,916,804	0.5%

	Toorak Mortgage Corporation Ltd.,
10,000,000	Series 2019-1-A1	4.46%	^§	03/25/2022	10,224,510	0.7%

	Tricon American Homes Trust,
5,000,000	Series 2019-SFR1-F	3.75%	^	03/17/2038	5,042,090	0.4%

	VOLT LLC,
5,000,000	Series 2018-NPL6-A1B	4.56%	^§	09/25/2048	5,042,074	0.4%

Other Non-Agency Residential Collateralized Mortgage Obligations µ					77,895,031	5.3%

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $316,474,288)				313,744,813	21.8%

US CORPORATE BONDSµ
	Total US Corporate Bonds (Cost $100,799,019)				102,279,510	7.1%

72	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $ / SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $	% OF NET ASSETS
US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS

	Federal National Mortgage Association,
7,871,927	Series 2018-55-FA (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.32%		08/25/2048	7,850,218	0.5%

Other US Government and Agency Mortgage Backed Obligations µ					4,446,713	0.4%

	Total US Government and Agency Mortgage Backed Obligations (Cost $13,084,355)				12,296,931	0.9%

US GOVERNMENT AND AGENCY OBLIGATIONS

34,396,569	United States Treasury Inflation Indexed Bonds	0.63%		04/15/2023	34,702,950	2.4%

50,966,730	United States Treasury Inflation Indexed Bonds	0.50%		04/15/2024	51,646,614	3.6%

	Total US Government and Agency Obligations (Cost $86,181,824)				86,349,564	6.0%

AFFILIATED MUTUAL FUNDS

9,499,981	DoubleLine Global Bond Fund (Class I)				98,039,801	6.8%

	Total Affiliated Mutual Funds (Cost $97,418,043)				98,039,801	6.8%

EXCHANGE TRADED FUNDS AND COMMON STOCKSµ
	Total Exchange Traded Funds and Common Stocks (Cost $473,923)				53,791	0.0%

WARRANTSµ
	Total Warrants (Cost $–)				—	0.0%

SHORT TERM INVESTMENTS
29,431,408	First American Government Obligations Fund - Class U	1.88%	♦		29,431,408	2.0%
29,431,409	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.83%	♦		29,431,409	2.0%
29,431,409	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.83%	♦		29,431,409	2.1%

	Total Short Term Investments (Cost $88,294,226)				88,294,226	6.1%

	Total Investments (Cost $1,455,639,179)				1,451,570,881	100.9%
	Liabilities in Excess of Other Assets				(12,232,513)	(0.9)%

	NET ASSETS				$1,439,338,368	100.0%

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	21.8%
Foreign Corporate Bonds	16.0%
Collateralized Loan Obligations	15.3%
Non-Agency Commercial Mortgage Backed Obligations	10.8%
US Corporate Bonds	7.1%
Affiliated Mutual Funds	6.8%
Short Term Investments	6.1%
US Government and Agency Obligations	6.0%
Bank Loans	4.9%
Asset Backed Obligations	4.4%
US Government and Agency Mortgage Backed Obligations	0.9%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.8%
Exchange Traded Funds and Common Stocks	0.0%	~
Warrants	0.0%	~
Other Assets and Liabilities	(0.9)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Non-Agency Residential Collateralized Mortgage Obligations	21.6%
Collateralized Loan Obligations	15.3%
Non-Agency Commercial Mortgage Backed Obligations	10.7%
Affiliated Mutual Funds	6.8%
Short Term Investments	6.1%
US Government and Agency Obligations	6.0%
Asset Backed Obligations	4.4%
Energy	4.0%
Banking	3.4%
Utilities	2.7%
Telecommunications	2.3%
Healthcare	1.4%
Media	1.2%
Finance	1.2%
Transportation	1.0%
Consumer Products	1.0%
Mining	0.9%
US Government and Agency Mortgage Backed Obligations	0.9%
Hotels/Motels/Inns and Casinos	0.8%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.8%
Electronics/Electric	0.7%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	73

Schedule of Investments - Summary DoubleLine Flexible Income Fund (Cont.)	(Unaudited) September 30, 2019

INVESTMENT BREAKDOWN as a % of Net Assets: (Cont.)
Technology	0.6%
Building and Development (including Steel/Metals)	0.6%
Chemicals/Plastics	0.6%
Leisure	0.6%
Business Equipment and Services	0.5%
Food Products	0.5%
Containers and Glass Products	0.4%
Food Service	0.4%
Insurance	0.3%
Retailers (other than Food/Drug)	0.3%
Real Estate	0.3%
Pharmaceuticals	0.3%
Aerospace & Defense	0.3%
Commercial Services	0.3%
Construction	0.3%
Automotive	0.3%
Industrial Equipment	0.2%
Pulp & Paper	0.2%
Environmental Control	0.2%
Diversified Manufacturing	0.2%
Food/Drug Retailers	0.1%
Financial Intermediaries	0.1%
Conglomerates	0.1%
Chemical Products	0.0%	~
Cosmetics/Toiletries	0.0%	~
Beverage and Tobacco	0.0%	~
Other Assets and Liabilities	(0.9)%

	100.0%

µ

Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of September 30, 2019.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

#

Includes variable rate securities. Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2019.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2019.

Þ	Value determined using significant unobservable inputs.

P/O	Includes principal only securities

>

Includes U.S. Agency bonds that accrue interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of September 30, 2019.

♦	Seven-day yield as of September 30, 2019.

~	Represents less than 0.05% of net assets.

A summary of the DoubleLine Flexible Income Fund’s investments in affiliated mutual funds for the period ended September 30, 2019 is as follows:

Fund	Value at March 31, 2019	Gross Purchases	Gross Sales	Shares Held at September 30, 2019	Value at September 30, 2019	Change in Unrealized for the Period Ended September 30, 2019	Dividend Income Earned in the Period Ended September 30, 2019	Net Realized Gain (Loss) in the Period Ended September 30, 2019
DoubleLine Global Bond Fund (Class I)	$84,749,820	$13,000,000	$—	9,499,981	$98,039,801	$289,981	$751,822	$—

74	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 84.2%

ARGENTINA 0.3%
700,000	Pampa Energia S.A.	7.38%		07/21/2023	577,500

					577,500

BRAZIL 9.6%
2,400,000	Banco Bradesco S.A.	5.90%		01/16/2021	2,490,024
700,000	Banco BTG Pactual S.A.	4.00%		01/16/2020	701,757
1,600,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 5.26%)	7.75%	^	02/15/2029	1,672,000
1,497,000	Banco do Brasil S.A. (10 Year CMT Rate + 7.78%)	8.50%	†	10/20/2020	1,578,811
1,500,000	Brasil Bolsa Balcao S.A	5.50%		07/16/2020	1,537,515
650,000	Braskem Finance Ltd.	7.00%		05/07/2020	666,315
800,000	Braskem Finance Ltd.	5.75%		04/15/2021	832,008
497,000	ESAL GMBH	6.25%		02/05/2023	506,945
2,400,000	Globo Comunicacao e Participacoes S.A.	4.88%		04/11/2022	2,491,524
105,102	Invepar Holdings	0.00%	ΩÞ	12/30/2028	4,494
200,000	Itau Unibanco Holding S.A.	6.20%		12/21/2021	212,502
300,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.98%)	6.13%	†	12/12/2022	303,300
500,000	Itau Unibanco Holdings S.A.	6.20%		04/15/2020	510,125
2,100,000	Itau Unibanco Holdings S.A.	5.75%		01/22/2021	2,172,030
300,000	JBS Investments GMBH	7.00%	^	01/15/2026	324,447
3,500,000	MARB BondCo PLC	7.00%		03/15/2024	3,657,535
750,000	Petrobras Global Finance B.V.	5.38%		01/27/2021	777,000
1,000,000	Suzano Trading Ltd.	5.88%		01/23/2021	1,041,260

					21,479,592

CHILE 7.8%
800,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	^	03/26/2079	841,000
700,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		03/26/2079	735,875
1,770,000	Banco del Estado de Chile	2.67%		01/08/2021	1,771,333
150,000	Banco Santander Chile	2.50%		12/15/2020	151,035
500,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	520,625
200,000	Corp Nacional del Cobre de Chile	3.88%		11/03/2021	205,952
3,075,000	ECL S.A.	5.63%		01/15/2021	3,205,078
654,239	Guanay Finance Ltd.	6.00%		12/15/2020	664,053
2,185,000	Inversiones CMPC S.A.	4.50%		04/25/2022	2,275,153
1,900,000	Latam Finance Ltd.	6.88%		04/11/2024	2,001,175
700,000	Sociedad Quimica y Minera S.A.	5.50%		04/21/2020	712,880
1,500,000	Telefonica Chile S.A.	3.88%		10/12/2022	1,553,400
2,800,000	VTR Finance B.V.	6.88%		01/15/2024	2,891,000

					17,528,559

CHINA 9.7%
1,100,000	Alibaba Group Holding Ltd.	3.13%		11/28/2021	1,117,509
4,220,000	CNOOC Finance Ltd.	2.63%		05/05/2020	4,225,423
200,000	CNOOC Finance Ltd.	4.25%		01/26/2021	204,716
1,400,000	CNOOC Finance Ltd.	3.88%		05/02/2022	1,446,707
3,835,000	CNPC General Capital Ltd.	3.95%		04/19/2022	3,972,351
900,000	CNPC Overseas Capital Ltd.	4.50%		04/28/2021	927,811
3,700,000	Sinochem Overseas Capital Ltd.	4.50%		11/12/2020	3,780,501
4,300,000	Sinopec Group Overseas Development Ltd.	2.50%		04/28/2020	4,303,141

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
700,000	Sinopec Group Overseas Development Ltd.	2.00%	^	09/29/2021	694,034
600,000	Sinopec Group Overseas Development Ltd.	2.00%		09/29/2021	594,886
200,000	Sinopec Group Overseas Development Ltd.	3.00%	^	04/12/2022	202,445
200,000	Syngenta Finance NV	3.70%		04/24/2020	200,687

					21,670,211

COLOMBIA 7.4%
871,000	Bancolombia S.A.	6.13%		07/26/2020	895,179
3,100,000	Bancolombia S.A.	5.95%		06/03/2021	3,270,500
900,000	Colombia Telecomunicaciones S.A.	5.38%		09/27/2022	912,375
1,200,000	Colombia Telecomunicaciones S.A. (5 Year Swap Rate USD + 6.96%)	8.50%	†	03/30/2020	1,234,500
1,500,000	Grupo Aval Ltd.	4.75%		09/26/2022	1,554,000
1,100,000	GrupoSura Finance S.A.	5.70%		05/18/2021	1,153,625
1,800,000	Millicom International Cellular S.A.	6.00%		03/15/2025	1,872,000
300,000	Millicom International Cellular SA	6.63%		10/15/2026	327,000
3,800,000	Oleoducto Central S.A.	4.00%		05/07/2021	3,885,538
1,400,000	Tecnoglass, Inc.	8.20%		01/31/2022	1,515,500

					16,620,217

DOMINICAN REPUBLIC 0.6%
400,000	AES Dominicana	7.95%		05/11/2026	427,500
900,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	946,134

					1,373,634

GUATEMALA 0.3%
200,000	Comcel Trust	6.88%		02/06/2024	206,500
368,000	Industrial Senior Trust	5.50%		11/01/2022	385,940

					592,440

HONG KONG 2.5%
2,170,000	CK Hutchison International Ltd.	2.88%	^	04/05/2022	2,191,253
1,920,000	CK Hutchison International Ltd.	2.88%		04/05/2022	1,938,804
1,400,000	Hutchison Whampoa International Ltd.	4.63%		01/13/2022	1,465,400

					5,595,457

INDIA 7.4%
2,500,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	2,637,350
1,300,000	Bharat Petroleum Ltd.	4.38%		01/24/2022	1,347,034
2,805,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	2,955,264
1,685,000	ONGC Videsh Ltd.	2.88%		01/27/2022	1,687,055
3,905,000	Reliance Holdings, Inc.	4.50%		10/19/2020	3,981,264
1,000,000	Reliance Holdings, Inc.	5.40%		02/14/2022	1,063,380
1,900,000	UPL Corporation	3.25%		10/13/2021	1,909,075
900,000	Vedanta Resources PLC	7.13%		05/31/2023	890,325

					16,470,747

INDONESIA 4.3%
2,200,000	Freeport-McMoRan, Inc.	4.55%		11/14/2024	2,260,060
3,250,000	Pertamina Persero PT	5.25%		05/23/2021	3,393,722
2,000,000	Pertamina Persero PT	4.88%		05/03/2022	2,114,046
1,800,000	Perusahaan Listrik Negara PT	5.50%		11/22/2021	1,912,500

					9,680,328

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	75

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund (Cont.)	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ISRAEL 1.3%
2,481,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	2,514,739
300,000	Israel Electric Corporation Ltd.	6.88%		06/21/2023	342,600

					2,857,339

JAMAICA 0.1%
1,000,000	Digicel Group Ltd.	8.25%	^	09/30/2022	215,000

					215,000

MALAYSIA 6.0%
5,350,000	Axiata SPV2 BHD	3.47%		11/19/2020	5,408,325
2,485,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	2,529,208
5,450,000	Petronas Global Sukuk Ltd.	2.71%		03/18/2020	5,445,504

					13,383,037

MEXICO 10.8%
4,300,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88%	†	07/06/2022	4,332,250
2,600,000	Banco Nacional de Comercio Exterior S.N.C. (5 Year CMT Rate + 3.00%) (5 Year CMT Rate + 3.00%)	3.80%		08/11/2026	2,635,776
250,000	Banco Santander (5 Year CMT Rate + 3.00%)	5.95%	^	10/01/2028	268,688
750,000	BBVA Bancomer S.A.	7.25%		04/22/2020	768,375
2,900,000	BBVA Bancomer S.A.	6.50%		03/10/2021	3,030,529
600,000	BBVA Bancomer S.A.	6.75%		09/30/2022	657,000
1,000,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	997,510
900,000	Cemex S.A.B. de C.V.	6.13%		05/05/2025	938,250
700,000	Cemex S.A.B. de C.V.	7.75%		04/16/2026	760,382
1,400,000	Coca-Cola Femsa S.A.B. de C.V.	4.63%		02/15/2020	1,410,907
700,000	Credito Real S.A.B. de C.V.	7.25%		07/20/2023	744,625
2,050,000	Grupo Bimbo S.A.B. de C.V.	4.88%		06/30/2020	2,089,349
2,600,000	Grupo Bimbo S.A.B. de C.V. (5 Year CMT Rate + 3.28%)	5.95%	†	04/17/2023	2,748,200
1,000,000	Nacional Financiera S.N.C.	3.38%		11/05/2020	1,008,760
1,750,000	Unifin Financiera S.A.B. de C.V.	7.25%		09/27/2023	1,814,750

					24,205,351

PANAMA 5.7%
1,000,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	1,005,010
300,000	Banistmo S.A.	3.65%		09/19/2022	302,628
2,200,000	C&W Senior Financing DAC	7.50%		10/15/2026	2,326,500
3,005,816	ENA Norte Trust	4.95%		04/25/2023	3,111,049
1,500,000	Global Bank Corporation	4.50%		10/20/2021	1,547,820
400,000	Multibank, Inc.	4.38%		11/09/2022	412,404
1,567,389	Panama Metro Line SP	0.00%	^	12/05/2022	1,505,085
2,677,801	Panama Metro Line SP	0.00%		12/05/2022	2,571,359

					12,781,855

PERU 3.7%
2,000,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	2,065,020

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,735,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	1,853,848
800,000	Scotiabank Peru S.A. (3 Month LIBOR USD + 3.86%)	4.50%		12/13/2027	833,008
3,500,000	Southern Copper Corporation	5.38%		04/16/2020	3,548,476

					8,300,352

PHILIPPINES 0.4%
1,000,000	BDO Unibank, Inc.	2.63%		10/24/2021	1,004,269

					1,004,269

SINGAPORE 4.7%
200,000	DBS Group Holdings Ltd.	2.85%		04/16/2022	202,882
200,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.49%)	2.59%		06/08/2020	200,199
400,000	DBS Group Holdings Ltd. (5 Year Mid Swap Rate USD + 1.59%)	4.52%		12/11/2028	425,538
4,100,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	09/07/2021	4,120,500
500,000	Oversea-Chinese Banking Corporation (5 Year Swap Rate USD + 2.20%)	4.00%		10/15/2024	500,320
750,000	Temasek Financial Ltd.	2.38%		01/23/2023	761,107
800,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.50%)	3.75%		04/15/2029	830,190
400,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	400,068
3,000,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	3,037,140

					10,477,944

THAILAND 1.6%
1,100,000	Bangkok Bank PCL	4.80%		10/18/2020	1,127,337
200,000	PTTEP Canada International Finance Ltd.	5.69%		04/05/2021	209,412
2,200,000	PTTEP Treasury Center Company Ltd. (5 Year CMT Rate + 2.72%)	4.60%	†	07/17/2022	2,254,336

					3,591,085

	Total Foreign Corporate Bonds (Cost $187,050,527)				188,404,917

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 13.1%

BRAZIL 0.9%
2,000,000	Brazilian Government International Bond	4.88%		01/22/2021	2,072,520

					2,072,520

CHILE 1.2%
200,000	Chile Government International Bond	3.88%		08/05/2020	203,150
2,500,000	Chile Government International Bond	2.25%		10/30/2022	2,511,900

					2,715,050

76	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
COLOMBIA 2.6%
5,500,000	Colombia Government International Bond	4.38%		07/12/2021	5,702,180

					5,702,180

COSTA RICA 0.5%
1,150,000	Costa Rica Government International Bond	10.00%		08/01/2020	1,211,824

					1,211,824

DOMINICAN REPUBLIC 2.3%
4,846,667	Dominican Republic International Bond	7.50%		05/06/2021	5,070,825

					5,070,825

INDONESIA 2.6%
300,000	Perusahaan Penerbit	3.40%		03/29/2022	306,645
2,505,000	Indonesia Government International Bond	4.88%		05/05/2021	2,600,142
2,805,000	Indonesia Government International Bond	3.70%		01/08/2022	2,885,422

					5,792,209

ISRAEL 1.0%
2,000,000	Israel Government International Bond	4.00%		06/30/2022	2,107,760

					2,107,760

MALAYSIA 0.2%
500,000	Wakala Global Sukuk BHD	4.65%		07/06/2021	521,028

					521,028

PHILIPPINES 1.8%
4,000,000	Philippine Government International Bond	4.00%		01/15/2021	4,093,449

					4,093,449

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $29,097,163)				29,286,845

EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.1%
21,248	Frontera Energy Corporation				205,258

	Total Exchange Traded Funds and Common Stocks (Cost $1,923,481)				205,258

WARRANTS 0.0%
87,695	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00*Þ				—

	Total Warrants (Cost $–)				—

SHORT TERM INVESTMENTS 1.9%
1,447,367	First American Government Obligations Fund - Class U	1.88%	♦		1,447,367

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,447,367	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.83%	♦		1,447,367
1,447,367	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.83%	♦		1,447,367

	Total Short Term Investments (Cost $4,342,101)				4,342,101

	Total Investments 99.3% (Cost $222,413,272)				222,239,121
	Other Assets in Excess of Liabilities 0.7%				1,550,484

	NET ASSETS 100.0%				$223,789,605

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Corporate Bonds	84.2%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	13.1%
Short Term Investments	1.9%
Exchange Traded Funds and Common Stocks	0.1%
Warrants	0.0%	~
Other Assets and Liabilities	0.7%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	23.8%
Energy	21.1%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	13.1%
Telecommunications	7.5%
Transportation	6.1%
Consumer Products	4.2%
Utilities	3.6%
Finance	3.4%
Mining	3.1%
Chemicals/Plastics	3.0%
Conglomerates	2.5%
Short Term Investments	1.9%
Pulp & Paper	1.7%
Building and Development (including Steel/Metals)	1.4%
Media	1.1%
Chemical Products	0.7%
Containers and Glass Products	0.6%
Technology	0.5%
Construction	0.0%	~
Other Assets and Liabilities	0.7%

	100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	77

Schedule of Investments DoubleLine Low Duration Emerging Markets Fixed Income Fund (Cont.)	(Unaudited) September 30, 2019

COUNTRY BREAKDOWN as a % of Net Assets:
Mexico	10.8%
Brazil	10.5%
Colombia	10.1%
China	9.7%
Chile	9.0%
India	7.4%
Indonesia	6.9%
Malaysia	6.2%
Panama	5.7%
Singapore	4.7%
Peru	3.7%
Dominican Republic	2.9%
Hong Kong	2.5%

COUNTRY BREAKDOWN as a % of Net Assets: (Cont.)
Israel	2.3%
Philippines	2.2%
United States	1.9%
Thailand	1.6%
Costa Rica	0.5%
Guatemala	0.3%
Argentina	0.3%
Jamaica	0.1%
Other Assets and Liabilities	0.7%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

Þ	Value determined using significant unobservable inputs.

†	Perpetual Maturity

♦	Seven-day yield as of September 30, 2019

BRL	Brazilian Real

*	Non-income producing security

~	Represents less than 0.05% of net assets

78	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Long Duration Total Return Bond Fund	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 67.1%

	Federal Home Loan Mortgage Corporation,
1,803,723	Series 4057-ZB	3.50%	>	06/15/2042	1,921,586
1,803,723	Series 4057-ZC	3.50%	>	06/15/2042	1,925,746
1,211,985	Series 4194-ZL	3.00%	>	04/15/2043	1,242,768
2,709,447	Series 4204-QZ	3.00%	>	05/15/2043	2,741,081
1,871,629	Series 4206-LZ	3.50%	>	05/15/2043	2,062,492
360,882	Series 4226-GZ	3.00%	>	07/15/2043	372,571
2,602,022	Series 4390-NZ	3.00%	>	09/15/2044	2,673,454
2,305,896	Series 4417-PZ	3.00%	>	12/15/2044	2,400,548
3,078,037	Series 4420-CZ	3.00%	>	12/15/2044	3,124,060
2,242,545	Series 4440-ZD	2.50%	>	02/15/2045	2,175,566
1,061,513	Series 4460-KB	3.50%		03/15/2045	1,143,770
2,282,981	Series 4461-LZ	3.00%	>	03/15/2045	2,316,353

	Federal National Mortgage Association,
1,000,000	Pool AN7330	3.26%		12/01/2037	1,094,047
1,215,664	Pool AN7884	3.31%		12/01/2032	1,334,188
1,125,000	Pool IF4974	2.57%		10/25/2031	1,150,137
1,500,000	Pool JP2358	2.41%		10/25/2029	1,530,150
2,100,000	Series 2012-128-UC	2.50%		11/25/2042	2,029,738
1,803,723	Series 2012-68-ZA	3.50%	>	07/25/2042	1,972,554
2,569,254	Series 2012-92-AZ	3.50%	>	08/25/2042	2,769,374
3,322,693	Series 2013-127-MZ	3.00%	>	12/25/2043	3,432,890
560,309	Series 2013-66-ZK	3.00%	>	07/25/2043	566,573
159,210	Series 2013-72-ZL	3.50%	>	07/25/2043	164,129
1,866,186	Series 2013-74-ZH	3.50%	>	07/25/2043	2,039,092
1,352,769	Series 2014-42-BZ	3.00%	>	07/25/2044	1,437,250
1,500,000	Series 2014-67-HD	3.00%		10/25/2044	1,544,199
904,000	Series 2014-68-TD	3.00%		11/25/2044	937,656
2,695,652	Series 2014-80-DZ	3.00%	>	12/25/2044	2,759,842
858,141	Series 2014-80-KL	2.00%		05/25/2043	743,980
3,356,824	Series 2015-16-ZY	2.50%	>	04/25/2045	3,282,825
2,991,330	Series 2015-52-GZ	3.00%	>	07/25/2045	3,105,091
1,312,267	Series 2018-21-PO	0.00%	P/O	04/25/2048	1,203,896

	Government National Mortgage Association,
453,466	Series 2013-180-LO	0.00%	P/O	11/16/2043	411,592
3,485,974	Series 2015-53-EZ	2.00%	>	04/16/2045	3,072,061
3,113,667	Series 2015-79-VZ	2.50%	>	05/20/2045	3,015,846
301,612	Series 2016-12-MZ	3.00%	>	01/20/2046	318,345

	Total US Government and Agency Mortgage Backed Obligations (Cost $59,237,381)				64,015,450

US GOVERNMENT AND AGENCY OBLIGATIONS 25.2%
1,000,000	Tennessee Valley Authority	5.38%		04/01/2056	1,602,056
1,700,000	Tennessee Valley Authority	4.63%		09/15/2060	2,447,280

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
400,000	United States Treasury Bonds	4.63%		02/15/2040	579,508
3,400,000	United States Treasury Bonds	0.00%		11/15/2046	1,902,055
5,100,000	United States Treasury Bonds	3.13%		05/15/2048	6,205,066
5,100,000	United States Treasury Notes	3.00%		02/15/2049	6,086,930
5,050,000	United States Treasury Notes	2.25%		08/15/2049	5,200,020

	Total US Government and Agency Obligations (Cost $21,589,897)				24,022,915

SHORT TERM INVESTMENTS 10.2%
1,544,164	First American Government Obligations Fund - Class U	1.88%	♦		1,544,164
1,544,164	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.83%	♦		1,544,164
1,544,164	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.83%	♦		1,544,164
5,100,000	United States Treasury Bills	0.00%		11/07/2019	5,091,020

	Total Short Term Investments (Cost $9,721,431)				9,723,512

	Total Investments 102.5% (Cost $90,548,709)				97,761,877
	Liabilities in Excess of Other Assets (2.5)%				(2,324,263)

	NET ASSETS 100.0%				$95,437,614

SECURITY TYPE BREAKDOWN as a % of Net Assets:
US Government and Agency Mortgage Backed Obligations	67.1%
US Government and Agency Obligations	25.2%
Short Term Investments	10.2%
Other Assets and Liabilities	(2.5)%

100.0%

>

This U.S. Agency bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of September 30, 2019.

P/O	Principal only security

♦	Seven-day yield as of September 30, 2019

Futures Contracts
Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount•	Value/Unrealized Appreciation (Depreciation)
Ultra 10-Year US Treasury Note Future	Short	(132)	12/19/2019	(18,797,625)	$103,683
10-Year US Treasury Note Future	Short	(53)	12/19/2019	(6,906,563)	69,036
US Treasury Long Bond Future	Long	81	12/19/2019	13,147,313	(87,882)
CME Ultra Long Term US Treasury Bond Future	Long	114	12/19/2019	21,877,313	(318,407)

					$(233,570)

•	Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	79

Schedule of Investments DoubleLine Strategic Commodity Fund (Consolidated)	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 99.7%
5,341,019	First American Government Obligations Fund - Class U	1.88%	♦		5,341,019
5,341,020	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.83%	♦		5,341,020
5,341,020	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.83%	♦		5,341,020
25,000,000	United States Treasury Bills	0.00%		10/01/2019	25,000,000
30,000,000	United States Treasury Bills	0.00%		10/03/2019	29,997,245
45,000,000	United States Treasury Bills	0.00%		10/08/2019	44,984,644
60,000,000	United States Treasury Bills	0.00%		10/10/2019	59,973,388

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
15,000,000	United States Treasury Bills	0.00%	‡	12/12/2019	14,946,713
70,000,000	United States Treasury Bills	0.00%		12/19/2019	69,734,099
50,000,000	United States Treasury Bills	0.00%	‡	01/02/2020	49,767,306
40,000,000	United States Treasury Bills	0.00%		02/06/2020	39,745,896
75,000,000	United States Treasury Bills	0.00%		02/13/2020	74,501,484

	Total Short Term Investments (Cost $424,509,084)				424,673,834

	Total Investments 99.7% (Cost $424,509,084)				424,673,834
	Other Assets in Excess of Liabilities 0.3%				1,389,236

	NET ASSETS 100.0%				$426,063,070

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	99.7%
Other Assets and Liabilities	0.3%

100.0%

♦	Seven-day yield as of September 30, 2019

All or a portion of this security is owned by DoubleLine Strategic Commodity Ltd., which is a wholly-owned subsidiary of the DoubleLine Strategic Commodity Fund.

‡	All or a portion of this security has been pledged as collateral in connection with swaps.

Excess Return Swap
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation)/ Value
Long Commodity Basket Swap[f]	Bank of America Merrill Lynch	Long	0.20%	Termination	10/01/2019	74,000,000	$2,232,713
Commodity Beta Basket Swap[g]	Canadian Imperial Bank of Commerce	Long	0.21%	Termination	10/01/2019	128,000,000	2,205,169
Commodity Beta Basket Swap[g]	Barclays Capital, Inc.	Long	0.20%	Termination	10/01/2019	127,700,000	2,151,750
Long Commodity Basket Swap[f]	Canadian Imperial Bank of Commerce	Long	0.20%	Termination	10/01/2019	11,000,000	335,363
Short Commodity Basket Swap[y]	Canadian Imperial Bank of Commerce	Short	0.00%	Termination	10/01/2019	(11,000,000)	(660,269)
Short Commodity Basket Swap[y]	Bank of America Merrill Lynch	Short	0.00%	Termination	10/01/2019	(74,000,000)	(4,419,744)

							$1,844,982

All or a portion of this security is owned by DoubleLine Strategic Commodity Ltd., which is a wholly-owned subsidiary of the DoubleLine Strategic Commodity Fund.

f	Long Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At September 30, 2019, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value d	Value of Index	Weightings
S&P GSCI 2 Month Forward Zinc Index ER	SG2MIZP	0.20	$26	21.0%
S&P GSCI 2 Month Forward Unleaded Gas Index ER	SG2MHUP	0.04	25	20.5%
S&P GSCI 2 Month Forward Gas Oil Index ER	SG2MGOP	0.35	25	20.5%
S&P GSCI 2 Month Forward Crude Oil Index ER	SG2MCLP	0.08	24	19.6%
S&P GSCI 2 Month Forward Nickel Index ER	SG2MIKP	0.08	23	18.4%

			$123	100.0%

80	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

g

Commodity Beta Basket Swap represents a swap on a basket of commodity indices designed to approximate the broad commodity market. At September 30, 2019, all constituents and their weightings were as follows:

Index	Ticker	Contract Value d	Value of Index	Weightings
Electrolytic Copper Future	LP1	0.19	$77	18.6%
Soybean Future	S1	0.32	76	18.4%
Nickel Future	LN1	0.21	74	17.8%
Crude Oil Future	CL1	0.10	40	9.6%
Brent Crude Future	CO1	0.09	39	9.5%
Gasoline RBOB Future	XB1	0.09	25	6.0%
Low Sulphur Gas Oil Future	QS1	0.10	21	5.1%
Live Cattle Future	LC1	0.11	19	4.5%
Sugar No. 11 Future	SB1	0.17	18	4.4%
Cotton No. 2 Future	CT1	0.31	14	3.2%
NY Harbor ULSD Heating Oil Future	HO1	0.09	12	2.9%

			$415	100.0%

y	Short Commodity Basket Swap represents a swap on a basket of commodity sub-indices of the S&P GSCI index. At September 30, 2019, all constituents and their weightings were as follows:

Sub-Index	Ticker	Contract Value d	Value of Index	Weightings
S&P GSCI 2 Month Forward Wheat Index ER	SG2MWHP	1.60	$17	20.7%
S&P GSCI 2 Month Forward Kansas Wheat Index ER	SG2MKWP	0.74	16	20.4%
S&P GSCI 2 Month Forward Corn Index ER	SG2MCNP	0.73	16	20.2%
S&P GSCI 2 Month Forward Coffee Index ER	SG2MKCP	1.88	16	20.0%
S&P GSCI 2 Month Forward Natural Gas Index ER	SG2MNGP	1.01	15	18.7%

			$80	100.0%

d

Contract value represents the number of units of the underlying constituent’s index in one unit of the custom basket index at creation. The contract value is calculated by multiplying each constituent’s weight by the starting price of the custom basket index and dividing by the starting price of the constituent’s index. The contract value will differ depending on the date the swap is initiated.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	81

Schedule of Investments DoubleLine Global Bond Fund	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE	MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 76.6%

AUSTRALIA 4.0%
33,150,000	AUD	Australia Government Bond	1.75%	11/21/2020	22,615,496
13,050,000	AUD	Australia Government Bond	5.50%	04/21/2023	10,278,255
18,500,000	AUD	Australia Government Bond	3.25%	04/21/2025	14,140,958

					47,034,709

BELGIUM 3.2%
10,000,000	EUR	Kingdom of Belgium Government Bond	0.80%^	06/22/2025	11,739,152
20,980,000	EUR	Kingdom of Belgium Government Bond	1.00%^	06/22/2026	25,175,085
120,000	EUR	Kingdom of Belgium Government Bond	0.90%^	06/22/2029	145,774

					37,060,011

CANADA 3.5%
9,000,000	CAD	Canadian Government Bond	2.25%	02/01/2021	6,842,107
27,200,000	CAD	Canadian Government Bond	0.50%	03/01/2022	20,011,304
19,000,000	CAD	Canadian Government Bond	1.50%	06/01/2023	14,358,689

					41,212,100

CZECH REPUBLIC 3.9%
477,100,000	CZK	Czech Republic Government Bond	0.45%	10/25/2023	19,519,674
200,000,000	CZK	Czech Republic Government Bond	5.70%	05/25/2024	10,254,211
337,900,000	CZK	Czech Republic Government Bond	2.40%	09/17/2025	15,204,711

					44,978,596

FRANCE 2.5%
18,340,000	EUR	French Republic Government Bond	0.25%	11/25/2026	21,039,057
6,545,000	EUR	French Republic Government Bond	1.00%	05/25/2027	7,930,730

					28,969,787

GERMANY 1.0%
4,900,000	EUR	Bundesrepublik Deutschland	0.50%	02/15/2026	5,782,226
4,950,000	EUR	Bundesrepublik Deutschland	0.00%	08/15/2026	5,678,783

					11,461,009

HUNGARY 3.9%
3,732,000,000	HUF	Hungary Government Bond	0.50%	04/21/2021	12,244,140
4,849,300,000	HUF	Hungary Government Bond	1.75%	10/26/2022	16,391,543
4,677,000,000	HUF	Hungary Government Bond	2.50%	10/24/2024	16,343,237

					44,978,920

IRELAND 3.9%
10,725,000	EUR	Ireland Government Bond	5.40%	03/13/2025	15,406,256
16,600,000	EUR	Ireland Government Bond	1.00%	05/15/2026	19,655,730
9,150,000	EUR	Ireland Government Bond	0.90%	05/15/2028	10,870,780

					45,932,766

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ISRAEL 1.7%
38,630,000	ILS	Israel Government Bond	4.25%		03/31/2023	12,619,510
22,345,000	ILS	Israel Government Bond	1.75%		08/31/2025	6,868,281

						19,487,791

JAPAN 20.0%
1,090,000,000	JPY	Japan Government Ten Year Bond	0.10%		12/20/2026	10,429,451
1,305,000,000	JPY	Japan Government Ten Year Bond	0.10%		12/20/2027	12,519,737
2,445,000,000	JPY	Japan Government Ten Year Bond	0.10%		03/20/2028	23,447,985
2,590,000,000	JPY	Japan Government Ten Year Bond	0.10%		12/20/2028	24,787,720
1,385,000,000	JPY	Japan Government Twenty Year Bond	2.20%		09/20/2027	15,457,284
1,495,000,000	JPY	Japan Government Twenty Year Bond	2.10%		12/20/2027	16,647,517
910,000,000	JPY	Japan Government Twenty Year Bond	1.90%		12/20/2028	10,119,506
1,740,000,000	JPY	Japan Government Twenty Year Bond	1.90%		03/20/2031	19,880,151
280,000,000	JPY	Japan Government Twenty Year Bond	1.60%		03/20/2033	3,165,244
3,230,500,000	JPY	Japan Government Twenty Year Bond	1.60%		12/20/2033	36,745,869
1,305,000,000	JPY	Japan Government Twenty Year Bond	1.50%		06/20/2034	14,722,923
1,300,000,000	JPY	Japan Government Twenty Year Bond	1.30%		06/20/2035	14,379,797
1,240,000,000	JPY	Japan Government Twenty Year Bond	1.20%		09/20/2035	13,553,003
1,740,000,000	JPY	Japan Government Twenty Year Bond	0.50%		03/20/2038	17,126,597

						232,982,784

MEXICO 5.1%
9,391,000	MXN	Mexican Bonos	6.50%		06/09/2022	47,383,767
2,434,000	MXN	Mexican Bonos	8.00%		06/11/2020	12,438,882

						59,822,649

NEW ZEALAND 4.0%
36,590,000	NZD	New Zealand Government Bond	5.50%		04/15/2023	26,673,168
28,370,000	NZD	New Zealand Government Bond	2.75%		04/15/2025	19,552,155

						46,225,323

PERU 1.1%
32,130,000	PEN	Peruvian Government International Bond	6.95%	^	08/12/2031	11,636,554
3,315,000	PEN	Peruvian Government International Bond	5.40%	^	08/12/2034	1,051,001

						12,687,555

POLAND 3.9%
81,100,000	PLN	Republic of Poland Government Bond	1.50%		04/25/2020	20,263,978
64,300,000	PLN	Republic of Poland Government Bond	2.25%		04/25/2022	16,311,646
15,450,000	PLN	Republic of Poland Government Bond	2.50%		01/25/2023	3,961,627
15,800,000	PLN	Republic of Poland Government Bond	3.25%		07/25/2025	4,248,557

						44,785,808

82	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
PORTUGAL 5.0%
22,400,000	EUR	Portugal Obrigacoes do Tesouro OT	2.20%	^	10/17/2022	26,404,787
24,350,000	EUR	Portugal Obrigacoes do Tesouro OT	2.88%	^	10/15/2025	31,371,257
620,000	EUR	Portugal Obrigacoes do Tesouro OT	1.95%	^	06/15/2029	792,724

						58,568,768

SOUTH AFRICA 5.0%
292,125,000	ZAR	Republic of South Africa Government Bond	7.75%		02/28/2023	19,470,821
631,400,000	ZAR	Republic of South Africa Government Bond	8.00%		01/31/2030	38,948,640

						58,419,461

SPAIN 4.9%
7,550,000	EUR	Spain Government Bond	5.85%	^	01/31/2022	9,456,201
4,875,000	EUR	Spain Government Bond	0.40%		04/30/2022	5,434,467
20,460,000	EUR	Spain Government Bond	0.35%		07/30/2023	22,916,940
10,900,000	EUR	Spain Government Bond	2.75%	^	10/31/2024	13,730,457
4,350,000	EUR	Spain Government Bond	1.60%	^	04/30/2025	5,229,905
500,000	EUR	Spain Government Bond	1.30%	^	10/31/2026	598,360

						57,366,330

		Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $886,511,468)				891,974,367

US GOVERNMENT AND AGENCY OBLIGATIONS 20.3%

UNITED STATES 20.3%
11,990,000	USD	United States Treasury Notes	1.38%		02/15/2020	11,964,943
11,500,000	USD	United States Treasury Notes	1.38%		04/30/2020	11,467,432
8,790,000	USD	United States Treasury Notes	1.63%		06/30/2020	8,775,064
18,030,000	USD	United States Treasury Notes	1.88%		12/15/2020	18,048,312
17,290,000	USD	United States Treasury Notes	2.00%		01/15/2021	17,338,628
7,980,000	USD	United States Treasury Notes	1.75%		04/30/2022	8,012,263
11,000,000	USD	United States Treasury Notes	1.75%		06/30/2022	11,051,562
10,960,000	USD	United States Treasury Notes	1.88%		08/31/2022	11,054,187
10,920,000	USD	United States Treasury Notes	2.00%		11/30/2022	11,060,339
7,640,000	USD	United States Treasury Notes	2.25%		01/31/2024	7,858,755
11,050,000	USD	United States Treasury Notes	2.50%		05/15/2024	11,509,266
13,190,000	USD	United States Treasury Notes	2.00%		06/30/2024	13,449,936
12,990,000	USD	United States Treasury Notes	2.38%		08/15/2024	13,480,169
13,700,000	USD	United States Treasury Notes	2.00%		02/15/2025	13,993,801
10,380,000	USD	United States Treasury Notes	2.00%		08/15/2025	10,613,550
14,290,000	USD	United States Treasury Notes	1.63%		02/15/2026	14,298,652

PRINCIPAL AMOUNT/ SHARES		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
14,010,000	USD	United States Treasury Notes	2.00%		11/15/2026	14,369,827
12,480,000	USD	United States Treasury Notes	2.25%		08/15/2027	13,049,887
13,760,000	USD	United States Treasury Notes	2.25%		11/15/2027	14,397,475

						235,794,048

		Total US Government and Agency Obligations (Cost $230,247,122)				235,794,048

SHORT TERM INVESTMENTS 2.5%
9,834,092		First American Government Obligations Fund - Class U	1.88%	♦		9,834,092
9,834,093		JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.83%	♦		9,834,093
9,834,093		Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.83%	♦		9,834,093

		Total Short Term Investments (Cost $29,502,278)				29,502,278

		Total Investments 99.4% (Cost $1,146,260,868)				1,157,270,693
		Other Assets in Excess of Liabilities 0.6%				7,397,428

		NET ASSETS 100.0%				$1,164,668,121

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	76.6%
US Government and Agency Obligations	20.3%
Short Term Investments	2.5%
Other Assets and Liabilities	0.6%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	22.8%
Japan	20.0%
Mexico	5.1%
Portugal	5.0%
South Africa	5.0%
Spain	4.9%
Australia	4.0%
New Zealand	4.0%
Ireland	3.9%
Hungary	3.9%
Czech Republic	3.9%
Poland	3.9%
Canada	3.5%
Belgium	3.2%
France	2.5%
Israel	1.7%
Peru	1.1%
Germany	1.0%
Other Assets and Liabilities	0.6%

100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	83

Schedule of Investments DoubleLine Global Bond Fund (Cont.)	(Unaudited) September 30, 2019

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

♦	Seven-day yield as of September 30, 2019

Principal amount is stated in 100 Mexican Peso Units.

AUD	Australian Dollar

EUR	Euro

CAD	Canadian Dollar

CZK	Czech Republic Koruna

HUF	Hungarian Forint

ILS	Israeli Shekel

JPY	Japanese Yen

MXN	Mexican Peso

NZD	New Zealand Dollar

PEN	Peruvian Sol

PLN	Polish Zloty

ZAR	South African Rand

USD	US Dollar

84	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Infrastructure Income Fund	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 44.5%

	AASET Ltd.,
1,544,814	Series 2018-1A-A	3.84%	^	01/16/2038	1,557,107

	Blackbird Capital Aircraft Lease Securitization Ltd.,
5,416,667	Series 2016-1A-B	5.68%	^§	12/16/2041	5,656,657

	CAL Funding Ltd.,
1,263,500	Series 2013-1A-A	3.35%	^	03/27/2028	1,268,699
4,208,333	Series 2018-1A-A	3.96%	^	02/25/2043	4,249,211

	Castlelake Aircraft Securitization Trust,
6,589,296	Series 2016-1-A	4.45%		08/15/2041	6,800,246
6,126,035	Series 2017-1-A	3.97%		07/15/2042	6,232,322

	CLI Funding LLC,
155,100	Series 2013-1A-NOTE	2.83%	^	03/18/2028	154,359
1,310,750	Series 2013-2A-NOTE	3.22%	^	06/18/2028	1,311,759
646,862	Series 2014-1A-A	3.29%	^	06/18/2029	648,722
3,152,251	Series 2014-2A-A	3.38%	^	10/18/2029	3,166,395
3,746,380	Series 2017-1A-A	3.62%	^	05/18/2042	3,759,494
3,406,044	Series 2018-1A-A	4.03%	^	04/18/2043	3,442,510
2,890,720	Series 2019-1A-A	3.71%	^	05/18/2044	2,950,284

	ECAF Ltd.,
1,462,258	Series 2015-1A-A1	3.47%	^	06/15/2040	1,459,288

	Falcon Aerospace Ltd.,
9,478,383	Series 2017-1-A	4.58%	^	02/15/2042	9,661,856

	Global SC Finance Ltd.,
4,278,500	Series 2018-1A-A	4.29%	^	05/17/2038	4,439,831
1,970,833	Series 2013-1A-A	2.98%	^	04/17/2028	1,971,522
2,641,417	Series 2014-1A-A1	3.19%	^	07/17/2029	2,642,632

	Harbour Aircraft Investments Ltd.,
14,012,296	Series 2017-1-A	4.00%		11/15/2037	14,075,982

	Helios Issuer LLC,
15,431,111	Series 2017-1A-A	4.94%	^	09/20/2049	16,178,553

	HERO Funding Trust,
38,646	Series 2015-2A-A	3.99%	^	09/20/2040	40,350
1,153,616	Series 2016-3A-A2	3.91%	^	09/20/2042	1,194,414
2,679,296	Series 2016-4A-A2	4.29%	^	09/20/2047	2,801,247

	Horizon Aircraft Finance Ltd.,
5,429,487	Series 2019-1-A	3.72%	^	07/15/2039	5,443,045

	InSite Issuer LLC,
2,250,000	Series 2016-1A-B	4.56%	^	11/15/2046	2,327,081

	JOL Air Ltd.,
4,801,489	Series 2019-1-A	3.97%	^	04/15/2044	4,853,393

	Mosaic Solar Loan Trust,
7,792,614	Series 2017-1A-A	4.45%	^	06/20/2042	8,142,806
3,624,784	Series 2018-1A-A	4.01%	^	06/22/2043	3,763,611

	NP SPE LLC,
172,858	Series 2016-1A-A1	4.16%	^	04/20/2046	180,558
2,642,573	Series 2017-1A-A1	3.37%	^	10/21/2047	2,718,473
2,500,000	SBA Tower Trust	2.88%	^	07/09/2021	2,511,663
8,050,000	SBA Tower Trust	3.17%	^	04/11/2022	8,135,158

	Shenton Aircraft Investment Ltd.,
179,168	Series 2015-1A-A	4.75%	^	10/15/2042	184,201

	Sprite Ltd.,
4,204,165	Series 2017-1-A	4.25%	^	12/15/2037	4,253,332

	Stack Infrastructure Issuer LLC,
2,982,500	Series 2019-1A-A2	4.54%	^	02/25/2044	3,129,592

	STARR Ltd.,
1,524,496	Series 2018-1-A	4.09%	^	05/15/2043	1,560,617

	Sunnova Helios II Issuer LLC,
2,928,112	Series 2018-1A-A	4.87%	^	07/20/2048	3,207,499

	TAL Advantage LLC,
145,833	Series 2013-2A-A	3.55%	^	11/20/2038	146,841
486,717	Series 2014-1A-A	3.51%	^	02/22/2039	486,402
728,749	Series 2014-1A-B	4.10%	^	02/22/2039	734,323
16,753,519	Series 2017-1A-A	4.50%	^	04/20/2042	17,280,243

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Textainer Marine Containers Ltd.,
5,466,633	Series 2017-1A-A	3.72%	^	05/20/2042	5,472,272

	Thunderbolt Aircraft Lease Ltd.,
6,770,992	Series 2017-A-A	4.21%	^§	05/17/2032	6,967,933
1,857,143	Series 2018-A-A	4.15%	^§	09/15/2038	1,912,616
2,785,714	Series 2018-A-B	5.07%	^§	09/15/2038	2,849,137

	Trinity Rail Leasing LLC,
3,963,105	Series 2010-1A-A	5.19%	^	10/16/2040	4,406,502

	Trip Rail Master Funding LLC,
2,135,833	Series 2017-1A-A1	2.71%	^	08/15/2047	2,139,461

	Triton Container Finance LLC,
3,888,258	Series 2017-1A-A	3.52%	^	06/20/2042	3,932,527
1,616,827	Series 2017-2A-A	3.62%	^	08/20/2042	1,636,296
8,500,000	Series 2018-1A-A	3.95%	^	03/20/2043	8,700,228

	USQ Rail LLC,
4,049,782	Series 2018-1-A1	3.78%	^	04/25/2048	4,187,439

	Vantage Data Centers Issuer LLC,
11,563,958	Series 2018-1A-A2	4.07%	^	02/16/2043	12,029,699

	VB-S1 Issuer LLC,
6,000,000	Series 2018-1A-C	3.41%	^	02/15/2048	6,078,876

	Vivint Colar Financing LLC,
4,940,463	Series 2018-1A-A	4.73%	^	04/30/2048	5,268,277

	Wildcat LLC,
3,719,878	Series 2017-1A-A	4.12%	±Þ	06/08/2024	3,718,762

	Zephyrus Capital Aviation Partners Ltd.,
9,000,000	Series 2018-1-A	4.61%	^	10/15/2038	9,069,507

	Total Asset Backed Obligations (Cost $236,882,185)				243,091,810

FOREIGN CORPORATE BONDS 20.8%
3,650,000	Adani Ports & Special Economic Zone Ltd.	4.00%	^	07/30/2027	3,740,279
10,500,000	APT Pipelines Ltd.	4.25%	^	07/15/2027	11,301,590
10,287,221	Celeo Redes Operacion Chile S.A.	5.20%	^	06/22/2047	11,470,252
2,520,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	2,610,795
2,000,000	Emirates Semb CorporationWater & Power Company PJSC	4.45%	^	08/01/2035	2,218,560
7,507,000	Empresa de Transporte de Pasajeros Metro S.A.	5.00%	^	01/25/2047	8,783,190
9,774,723	Energia Eolica S.A. Þ	6.00%	Þ	08/30/2034	10,507,827
2,947,656	Fermaca Enterprises S. de R.L. de C.V.	6.38%	^	03/30/2038	3,142,968
5,104,606	Fermaca Enterprises S. de R.L. de C.V.	6.38%		03/30/2038	5,442,837
2,959,016	Interoceanica Finance Ltd.	0.00%	^	11/30/2025	2,722,295
6,805,744	Interoceanica Finance Ltd.	0.00%		11/30/2025	6,261,284
3,640,000	Israel Electric Corporation Ltd.	5.00%	^	11/12/2024	4,014,920
8,600,000	Korea Expressway Corporation (3 Month LIBOR USD + 0.70%)	2.98%	^	04/20/2020	8,617,302
6,500,000	Lima Metro Finance Ltd.	5.88%	^	07/05/2034	7,172,263

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	85

Schedule of Investments DoubleLine Infrastructure Income Fund (Cont.)	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
350,000	Lima Metro Finance Ltd.	5.88%		07/05/2034	386,199
4,142,691	Panama Metro Line SP	0.00%	^	12/05/2022	3,978,019
4,216,000	Sydney Airport Finance Company Pty Ltd.	3.38%	^	04/30/2025	4,344,036
2,440,000	Sydney Airport Finance Company Pty Ltd.	3.63%	^	04/28/2026	2,549,503
6,175,000	TransCanada PipeLines Ltd.	4.25%		05/15/2028	6,833,164
840,000	Transelec S.A.	4.63%	^	07/26/2023	896,708
500,000	Transelec S.A.	4.25%	^	01/14/2025	531,880
6,000,000	Transelec S.A.	3.88%	^	01/12/2029	6,180,060

	Total Foreign Corporate Bonds (Cost $107,400,465)				113,705,931

US CORPORATE BONDS 31.3%
6,383,000	Ameren Corporation	3.65%		02/15/2026	6,712,357
6,860,000	American Electric Power Company, Inc.	2.95%		12/15/2022	7,002,985
11,250,000	American Tower Corporation	4.40%		02/15/2026	12,350,533
700,000	American Tower Corporation	3.38%		10/15/2026	729,441
474,000	American Transmission Systems, Inc.	5.25%	^	01/15/2022	505,201
7,515,000	American Water Capital Corporation	3.40%		03/01/2025	7,895,898
11,015,000	AT&T, Inc.	4.30%		12/15/2042	11,524,780
2,500,000	Connecticut Light & Power Company	3.20%		03/15/2027	2,645,785
3,557,000	Crown Castle International Corporation	3.70%		06/15/2026	3,772,288
5,716,000	Crown Castle International Corporation	3.65%		09/01/2027	6,060,815
9,000,000	Digital Realty Trust	3.70%		08/15/2027	9,454,380
4,175,000	DTE Energy Company	2.85%		10/01/2026	4,251,334
5,000,000	DTE Energy Company	3.80%		03/15/2027	5,352,522
700,000	Duke Energy Corporation	3.15%		08/15/2027	728,155
8,655,000	Duquesne Light Holdings, Inc.	3.62%	^	08/01/2027	8,841,032
8,635,000	Eversource Energy	2.80%		05/01/2023	8,767,304
7,266,000	Exelon Corporation	3.40%		04/15/2026	7,602,080
10,000,000	ITC Holdings Corporation	3.25%		06/30/2026	10,391,284
6,873,000	Metropolitan Edison Company	4.00%	^	04/15/2025	7,308,076
6,000,000	MPLX LP	4.00%		03/15/2028	6,261,688
7,069,000	NextEra Energy Capital Holdings, Inc.	3.63%		06/15/2023	7,369,281
7,220,000	Oncor Electric Delivery Company LLC	2.95%		04/01/2025	7,504,360
7,350,000	Sierra Pacific Power Company	2.60%		05/01/2026	7,474,514
6,000,000	Spectra Energy Partners LP	4.75%		03/15/2024	6,546,022

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
7,250,000	Sunoco Logistics Partners Operations LP	3.90%		07/15/2026	7,527,564
6,417,000	Xcel Energy, Inc.	3.30%		06/01/2025	6,701,316

	Total US Corporate Bonds (Cost $164,191,643)				171,280,995

US GOVERNMENT AND AGENCY OBLIGATIONS 1.0%
5,500,000	United States Treasury Notes	1.63%		08/15/2029	5,476,797

	Total US Government and Agency Obgliations (Cost $5,512,118 )				5,476,797

SHORT TERM INVESTMENTS 2.2%
3,936,301	First American Government Obligations Fund - Class U	1.88%	♦		3,936,301
3,936,301	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.83%	♦		3,936,301
3,936,301	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.83%	♦		3,936,301

	Total Short Term Investments (Cost $11,808,903)				11,808,903

	Total Investments 99.8% (Cost $525,795,314)				545,364,436
	Other Assets in Excess of Liabilities 0.2%				1,242,414

	NET ASSETS 100.0%				$546,606,850

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Asset Backed Obligations	44.5%
US Corporate Bonds	31.3%
Foreign Corporate Bonds	20.8%
Short Term Investments	2.2%
US Government and Agency Obligations	1.0%
Other Assets and Liabilities	0.2%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Asset Backed Obligations	44.5%
Utilities	26.1%
Transportation	10.5%
Energy	7.5%
Telecommunications	8.0%
Short Term Investments	2.2%
US Government and Agency Obligations	1.0%
Other Assets and Liabilities	0.2%

100.0%

86	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2019.

±

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of September 30, 2019.

Þ	Value determined using significant unobservable inputs.

♦	Seven-day yield as of September 30, 2019

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	87

Schedule of Investments DoubleLine Ultra Short Bond Fund	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 18.2%
2,500,000	Australia and New Zealand Banking Group Ltd. (3 Month LIBOR USD + 0.46%)	2.58%	^	05/17/2021	2,511,211
1,000,000	Bank of Montreal (3 Month LIBOR USD + 0.63%)	2.77%		09/11/2022	1,005,805
2,500,000	Bank of Montreal (3 Month LIBOR USD + 0.57%)	2.68%		03/26/2022	2,509,956
3,000,000	BMW Finance NV (3 Month LIBOR USD + 0.79%)	2.97%	^	08/12/2022	3,011,625
1,000,000	BNZ International Funding Ltd. (3 Month LIBOR USD + 0.98%)	3.10%	^	09/14/2021	1,011,732
1,500,000	BP Capital Markets PLC	2.32%		02/13/2020	1,501,683
1,000,000	BP Capital Markets PLC (3 Month LIBOR USD + 0.25%)	2.38%		11/24/2020	1,001,422
500,000	Canadian Imperial Bank of Commerce (3 Month LIBOR USD + 0.31%)	2.60%		10/05/2020	500,991
1,000,000	Commonwealth Bank of Australia (3 Month LIBOR USD + 0.68%)	2.83%	^	09/18/2022	1,006,840
1,500,000	Credit Agricole Corporate & Investment Bank S.A. (3 Month LIBOR USD + 0.63%, 0.63% Floor)	2.96%		10/03/2021	1,503,009
1,500,000	Credit Agricole S.A. (3 Month LIBOR USD + 1.43%)	3.77%	^	01/10/2022	1,524,011
2,000,000	Diageo Capital PLC (3 Month LIBOR USD + 0.24%)	2.36%		05/18/2020	2,000,649
500,000	HSBC Holdings PLC (3 Month LIBOR USD + 0.60%)	2.72%		05/18/2021	500,573
1,000,000	HSBC Holdings PLC (3 Month LIBOR USD + 1.50%)	3.79%		01/05/2022	1,019,067
2,000,000	HSBC Holdings PLC (3 Month LIBOR USD + 0.65%)	2.78%		09/11/2021	2,003,031
3,500,000	Lloyds Banking Group PLC (3 Month LIBOR USD + 0.49%)	2.70%		05/07/2021	3,500,655
1,500,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 0.65%)	2.92%		07/26/2021	1,505,524
1,700,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 1.06%)	3.19%		09/13/2021	1,718,998
3,000,000	Mizuho Financial Group, Inc. (3 Month LIBOR USD + 0.94%)	3.08%		02/28/2022	3,021,379
2,500,000	National Australia Bank Ltd. (3 Month LIBOR USD + 0.72%)	2.87%	^	05/22/2022	2,520,036
1,000,000	National Australia Bank Ltd. (3 Month LIBOR USD + 0.89%)	3.23%		01/10/2022	1,011,409
2,300,000	Rabobank (3 Month LIBOR USD + 0.83%)	3.17%		01/10/2022	2,322,200

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,500,000	Reckitt Benckiser Treasury Services Plc (3 Month LIBOR USD + 0.56%)	2.69%	^	06/24/2022	1,495,334
3,240,000	Royal Bank of Canada (3 Month LIBOR USD + 0.47%)	2.73%		04/29/2022	3,247,585
4,000,000	Santander UK PLC (3 Month LIBOR USD + 0.66%)	2.82%		11/15/2021	4,005,969
1,500,000	Siemens Financieringsmaatschappij N.V. (3 Month LIBOR USD + 0.61%)	2.73%	^	03/16/2022	1,513,045
3,000,000	Sumitomo Mitsui Financial Group, Inc. (3 Month LIBOR USD + 0.78%)	3.12%		07/12/2022	3,012,023
500,000	Sumitomo Mitsui Financial Group, Inc. (3 Month LIBOR USD + 1.68%)	3.78%		03/09/2021	509,227
2,500,000	Toronto-Dominion Bank (3 Month LIBOR USD + 0.64%)	2.94%		07/19/2023	2,515,012
2,000,000	UBS Group Funding Switzerland AG (3 Month LIBOR USD + 1.22%)	3.37%	^	05/23/2023	2,024,025
2,000,000	UBS Group Funding Switzerland AG (3 Month LIBOR USD + 1.53%)	3.78%	^	02/01/2022	2,045,927
2,000,000	Westpac Banking Corporation (3 Month LIBOR USD + 1.00%)	3.18%		05/13/2021	2,024,553
1,000,000	Westpac Banking Corporation (3 Month LIBOR USD + 0.71%)	2.81%		06/28/2022	1,007,161

	Total Foreign Corporate Bonds (Cost $61,547,005)				61,611,667

US CORPORATE BONDS 29.7%
1,000,000	Allstate Corporation (3 Month LIBOR USD + 0.43%)	2.53%		03/29/2021	1,001,276
1,500,000	Allstate Corporation (3 Month LIBOR USD + 0.63%)	2.73%		03/29/2023	1,503,691
3,000,000	American Express Company (3 Month LIBOR USD + 0.60%)	2.89%		11/05/2021	3,018,381
2,000,000	American Honda Finance Corporation (3 Month LIBOR USD + 0.29%)	2.42%		12/10/2021	1,997,982
1,000,000	American Honda Finance Corporation (3 Month LIBOR USD + 0.54%)	2.64%		06/27/2022	1,003,820
1,000,000	Bank of America Corporation (3 Month LIBOR USD + 0.65%)	2.76%		06/25/2022	1,003,794
2,500,000	Bank of America Corporation (3 Month LIBOR USD + 1.18%)	3.46%		10/21/2022	2,533,344
3,220,000	BMW US Capital LLC (3 Month LIBOR USD + 0.53%)	2.83%	^	04/14/2022	3,218,160

88	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
3,500,000	Bristol-Myers Squibb Company (3 Month LIBOR USD + 0.38%)	2.55%	^	05/16/2022	3,504,900
1,000,000	Caterpillar Financial Services Corporation (3 Month LIBOR USD + 0.39%)	2.51%		05/17/2021	1,002,580
2,500,000	Caterpillar Financial Services Corporation (3 Month LIBOR USD + 0.59%)	2.70%		06/06/2022	2,515,595
2,000,000	Citibank NA (3 Month LIBOR USD + 0.60%)	2.74%		05/20/2022	2,003,930
1,000,000	Citigroup, Inc. (3 Month LIBOR USD + 0.96%)	3.24%		04/25/2022	1,010,901
2,500,000	Comcast Corporation (3 Month LIBOR USD + 0.44%)	2.54%		10/01/2021	2,508,490
2,000,000	ConocoPhillips Company (3 Month LIBOR USD + 0.90%)	3.06%		05/15/2022	2,024,471
2,500,000	Daimler Finance North America LLC (3 Month LIBOR USD + 0.67%)	2.96%	^	11/05/2021	2,507,513
1,000,000	Daimler Finance North America LLC (3 Month LIBOR USD + 0.88%)	3.03%	^	02/22/2022	1,005,392
1,000,000	DuPont de Nemours, Inc. (3 Month LIBOR USD + 0.71%)	2.87%		11/15/2020	1,005,039
2,500,000	Gilead Sciences, Inc.	2.35%		02/01/2020	2,503,068
3,500,000	Goldman Sachs Group, Inc. (3 Month LIBOR USD + 1.11%)	3.38%		04/26/2022	3,530,828
1,000,000	Honeywell International, Inc. (3 Month LIBOR USD + 0.37%)	2.56%		08/08/2022	1,005,935
10,000,000	International Bank for Reconstruction & Development (Secured Overnight Financing Rate USD + 0.30%)	2.37%		08/06/2024	10,006,906
2,500,000	International Business Machines Corporation (3 Month LIBOR USD + 0.40%)	2.58%		05/13/2021	2,510,464
2,500,000	Jackson National Life Global Funding (3 Month LIBOR USD + 0.48%)	2.62%	^	06/11/2021	2,506,793
1,000,000	Jackson National Life Global Funding (3 Month LIBOR USD + 0.73%)	2.83%	^	06/27/2022	1,010,122

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,000,000	John Deere Capital Corporation (3 Month LIBOR USD + 0.48%)	2.58%		09/08/2022	1,002,639
1,000,000	John Deere Capital Corporation (3 Month LIBOR USD + 0.49%)	2.62%		06/13/2022	1,002,293
3,500,000	JPMorgan Chase & Company (3 Month LIBOR USD + 0.61%)	2.76%		06/18/2022	3,511,857
1,000,000	Mead Johnson Nutrition Company	4.90%		11/01/2019	1,002,131
3,000,000	Metropolitan Life Global Funding (3 Month LIBOR USD + 0.23%)	2.53%	^	01/08/2021	3,002,073
3,335,000	Morgan Stanley (3 Month LIBOR USD + 0.93%)	3.21%		07/22/2022	3,361,142
500,000	New York Life Global Funding (3 Month LIBOR USD + 0.32%)	2.56%	^	08/06/2021	501,325
2,000,000	New York Life Global Funding (3 Month LIBOR USD + 0.44%)	2.78%	^	07/12/2022	2,006,145
3,000,000	Nissan Motor Acceptance Corporation (3 Month LIBOR USD + 0.52%)	2.64%	^	03/15/2021	2,999,355
2,500,000	PNC Bank (3 Month LIBOR USD + 0.25%)	2.53%		01/22/2021	2,502,026
1,000,000	PNC Bank NA (3 Month LIBOR USD + 0.45%)	2.71%		07/22/2022	1,000,095
2,000,000	Prudential Financial, Inc.	5.38%		06/21/2020	2,046,630
2,695,000	QUALCOMM, Inc. (3 Month LIBOR USD + 0.73%)	3.00%		01/30/2023	2,710,691
1,000,000	Raytheon Company	4.40%		02/15/2020	1,008,614
1,600,000	Rockwell Automation, Inc.	2.05%		03/01/2020	1,600,643
1,500,000	SunTrust Bank	2.25%		01/31/2020	1,500,409
1,000,000	SunTrust Bank (3 Month LIBOR USD + 0.59%)	2.71%		05/17/2022	1,002,856
250,000	Toyota Motor Credit Corporation (3 Month LIBOR USD + 0.26%)	2.56%		04/17/2020	250,269
3,000,000	Toyota Motor Credit Corporation (3 Month LIBOR USD + 0.48%)	2.58%		09/08/2022	3,014,074
2,000,000	Volkswagen Group of America Finance LLC (3 Month LIBOR USD + 0.86%)	2.97%	^	09/24/2021	2,003,844
2,500,000	Volkswagen Group of America Finance LLC (3 Month LIBOR USD + 0.94%)	3.12%	^	11/12/2021	2,514,686
1,000,000	Wells Fargo & Company (3 Month LIBOR USD + 0.93%)	3.11%		02/11/2022	1,006,332

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	89

Schedule of Investments DoubleLine Ultra Short Bond Fund (Cont.)	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
2,500,000	Wells Fargo Bank NA (3 Month LIBOR USD + 0.62%)	2.75%		05/27/2022	2,506,807

	Total US Corporate Bonds (Cost $100,351,850)				100,500,311

US GOVERNMENT AND AGENCY OBLIGATIONS 5.2%
4,000,000	Federal Home Loan Banks (Secured Overnight Financing Rate USD + 2.00%)	1.87%		05/14/2020	3,998,319
4,000,000	Federal Home Loan Banks (Secured Overnight Financing Rate USD + 5.00%)	1.90%		01/28/2021	3,999,446
2,500,000	Federal National Mortgage Association (Secured Overnight Financing Rate USD + 1.00%)	1.86%		05/22/2020	2,499,744
2,250,000	Federal National Mortgage Association (Secured Overnight Financing Rate USD + 7.50%)	1.93%		10/30/2020	2,249,988
5,000,000	Federal National Mortgage Association (Secured Overnight Financing Rate USD + 4.00%)	1.89%		01/29/2021	5,001,768

	Total US Government and Agency Obligations (Cost $17,751,176)				17,749,265

SHORT TERM INVESTMENTS 47.9%

COMMERCIAL PAPER 46.0%
6,500,000	Airbus SE	0.00%	^	10/08/2019	6,496,877
3,500,000	American Honda Finance Corporation	0.00%		10/23/2019	3,495,351
6,500,000	ATMOS Energy Corporation	0.00%	^	10/02/2019	6,499,174
5,700,000	BASF SE	0.00%	^	10/25/2019	5,691,786
1,000,000	BASF SE	0.00%	^	10/31/2019	998,220
3,500,000	Boeing Company	0.00%	^	10/30/2019	3,493,977
1,000,000	Boeing Company	0.00%	^	11/13/2019	997,436
2,000,000	Boeing Company	0.00%	^	12/04/2019	1,992,272
1,000,000	BPCE S.A.	0.00%	^	10/04/2019	999,782
1,500,000	BPCE S.A.	0.00%	^	10/01/2019	1,499,918
3,500,000	Canadian National Railway Company	0.00%	^	11/08/2019	3,492,045
3,000,000	Canadian National Railway Company	0.00%	^	12/09/2019	2,987,779
6,500,000	Chevron Corporation	0.00%	^	10/25/2019	6,490,828
3,500,000	Credit Agricole CIB	0.00%		12/24/2019	3,483,224
3,320,000	Daimler Finance North America LLC	0.00%	^	12/20/2019	3,302,931
6,500,000	Exxon Mobil Corporation	0.00%		10/02/2019	6,499,184
1,500,000	General Dynamics Corporation	0.00%	^	10/03/2019	1,499,714
1,000,000	GlaxoSmithKline PLC	0.00%	^	10/07/2019	999,567

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
6,500,000	Hershey Company	0.00%	^	10/28/2019	6,489,540
4,000,000	IBM Corporation	0.00%	^	10/21/2019	3,995,140
2,000,000	JP Morgan Securities LLC	0.00%		03/02/2020	1,983,137
1,000,000	JPMorgan Securities LLC	0.00%		01/03/2020	994,683
2,000,000	Komatsu Finance America, Inc.	0.00%	^	10/02/2019	1,999,749
3,500,000	Komatsu Finance America, Inc.	0.00%	^	10/04/2019	3,499,132
1,000,000	Komatsu Finance America, Inc.	0.00%	^	10/11/2019	999,345
5,930,000	Lilly Eli & Company	0.00%	^	10/31/2019	5,919,757
900,000	Macquarie Bank Ltd.	0.00%	^	10/25/2019	898,653
5,000,000	Macquarie Bank Ltd.	0.00%	^	12/12/2019	4,978,739
1,000,000	Metlife Short Term Funding LLC	0.00%	^	10/04/2019	999,776
2,350,000	Metlife Short Term Funding LLC	0.00%	^	10/18/2019	2,347,588
3,359,000	Mitsubishi Trust Corporation	0.00%	^	10/01/2019	3,358,804
5,000,000	National Bank of Canada	0.00%	^	10/21/2019	4,993,837
1,000,000	National Bank of Canada	0.00%	^	10/29/2019	998,311
4,000,000	New York Life Capital Corporation	0.00%	^	11/12/2019	3,990,067
5,500,000	PACCAR Financial Corporation	0.00%		10/30/2019	5,490,398
1,000,000	PACCAR Financial Corporation	0.00%		12/23/2019	995,144
6,500,000	PFIZER, Inc.	0.00%	^	03/23/2020	6,438,069
3,800,000	Province of British Columbia	0.00%		10/17/2019	3,796,284
4,500,000	Schlumberger Investment S.A.	0.00%	^	11/12/2019	4,489,126
2,050,000	Schlumberger Investment S.A.	0.00%	^	12/09/2019	2,041,809
1,500,000	Sumitomo Mitsui Financial Group, Inc.	0.00%	^	10/08/2019	1,499,350
1,500,000	Sumitomo Mitsui Financial Group, Inc.	0.00%	^	12/04/2019	1,494,388
1,000,000	Toronto-Dominion Bank	0.00%	^	10/18/2019	999,004
2,000,000	Toyota Motor Credit Corporation	0.00%		01/02/2020	1,989,597
1,000,000	Toyota Motor Credit Corporation	0.00%		01/10/2020	994,370
1,500,000	Unilever Capital Corporation	0.00%	^	10/01/2019	1,499,907
2,500,000	Unilever Capital Corporation	0.00%	^	10/28/2019	2,496,047
2,500,000	Unilever Capital Corporation	0.00%	^	11/25/2019	2,492,137
2,500,000	United Parcel Service	0.00%	^	03/02/2020	2,480,419
7,050,000	Walt Disney Company	0.00%	^	10/02/2019	7,049,123

					155,611,495

US TREASURY BILLS 0.6%
2,000,000	United States Treasury Bills	0.00%		10/24/2019	1,997,722

					1,997,722

MONEY MARKET FUNDS 1.3%
1,523,803	First American Government Obligations Fund - Class U	1.88%	♦		1,523,803

90	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
1,523,804	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.83%	♦		1,523,804
1,523,804	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.83%	♦		1,523,804

					4,571,411

	Total Short Term Investments (Cost $162,178,572)				162,180,628

	Total Investments 101.0% (Cost $341,828,603)				342,041,871
	Liabilities in Excess of Other Assets (1.0)%				(3,349,214)

	NET ASSETS 100.0%				$338,692,657

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Commercial Paper	46.0%
US Corporate Bonds	29.7%
Foreign Corporate Bonds	18.2%
US Government and Agency Obligations	5.2%
Money Market Funds	1.3%
US Treasury Bills	0.6%
Other Assets and Liabilities	(1.0)%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Banking	34.2%
Automotive	11.8%
Energy	9.0%
US Government and Agency Obligations	6.4%
Insurance	6.2%
Pharmaceuticals	5.7%
Aerospace & Defense	4.6%
Diversified Manufacturing	3.1%
Media	2.8%
Technology	2.7%
Consumer Products	2.7%
Transportation	2.6%
Food Products	2.5%
Chemicals/Plastics	2.3%
Short Term Investments	1.9%
Construction	1.6%
Finance	0.9%
Other Assets and Liabilities	(1.0)%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

♦	Seven-day yield as of September 30, 2019

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	91

Schedule of Investments DoubleLine Shiller Enhanced International CAPE®	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 7.0%

	DRB Prime Student Loan Trust,
6,153	Series 2015-B-A3	2.54%	^	04/27/2026	6,155

	Global SC Finance SRL,
224,750	Series 2014-1A-A1	3.19%	^	07/17/2029	224,853

	Navient Private Education Loan Trust,
500,000	Series 2018-A-B	3.68%	^	02/18/2042	523,560
250,000	SBA Tower Trust	3.17%	^	04/11/2022	252,645

	SoFi Consumer Loan Program Trust,
56,559	Series 2017-2-A	3.28%	^	02/25/2026	57,009
277,227	Series 2017-3-A	2.77%	^	05/25/2026	278,140
35,080	Series 2018-1-A1	2.55%	^	02/25/2027	35,086

	Springleaf Funding Trust,
1,000,000	Series 2017-AA-A	2.68%	^	07/15/2030	1,002,683

	TAL Advantage LLC,
226,910	Series 2017-1A-A	4.50%	^	04/20/2042	234,044

	Westlake Automobile Receivables Trust,
236,192	Series 2017-1A-C	2.70%	^	10/17/2022	236,337
1,500,000	Series 2017-2A-C	2.59%	^	12/15/2022	1,501,181

	Total Asset Backed Obligations (Cost $4,309,197)				4,351,693

COLLATERALIZED LOAN OBLIGATIONS 14.9%

	Anchorage Capital Ltd.,
500,000	Series 2015-6A-AR (3 Month LIBOR USD + 1.27%)	3.57%	^	07/15/2030	500,912

	Benefit Street Partners Ltd.,
250,000	Series 2013-IIIA-A1R (3 Month LIBOR USD + 1.25%)	3.53%	^	07/20/2029	250,335

	Cathedral Lake Ltd.,
2,000,000	Series 2016-4A-A (3 Month LIBOR USD + 1.65%)	3.93%	^	10/20/2028	2,001,101

	CFIP Ltd.,
500,000	Series 2014-1A-AR (3 Month LIBOR USD + 1.32%)	3.62%	^	07/13/2029	500,813

	CVP Ltd.,
500,000	Series 2017-1A-A (3 Month LIBOR USD + 1.34%)	3.62%	^	07/20/2030	500,048

	Gilbert Park Ltd.,
500,000	Series 2017-1A-A (3 Month LIBOR USD + 1.19%)	3.49%	^	10/15/2030	499,968

	Highbridge Loan Management,
500,000	Series 3A-2014-CR (3 Month LIBOR USD + 3.60%)	5.90%	^	07/18/2029	492,503

	Midocean Credit,
500,000	Series 2017-7A-A1 (3 Month LIBOR USD + 1.32%)	3.62%	^	07/15/2029	501,003

	Milos Ltd.,
1,000,000	Series 2017-1A-A (3 Month LIBOR USD + 1.25%)	3.53%	^	10/20/2030	997,173

	Newark BSL Ltd.,
1,000,000	Series 2016-1A-A2 (3 Month LIBOR USD + 2.20%)	4.46%	^	12/21/2029	1,001,674

	Steele Creek Ltd.,
500,000	Series 2015-1A-AR (3 Month LIBOR USD + 1.26%)	3.41%	^	05/21/2029	499,388

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Venture Ltd.,
25,964	Series 2006-7A-A2 (3 Month LIBOR USD + 0.24%)	2.52%	^	01/20/2022	25,994
500,000	Series 2017-29A-A (3 Month LIBOR USD + 1.28%)	3.44%	^	09/07/2030	500,252

	Wind River Ltd.,
1,000,000	Series 2014-2A-AR (3 Month LIBOR USD + 1.14%, 1.14% Floor)	3.44%	^	01/15/2031	995,500

	Total Collateralized Loan Obligations (Cost $9,311,093)				9,266,664

FOREIGN CORPORATE BONDS 7.7%
200,000	Alibaba Group Holding Ltd.	3.13%		11/28/2021	203,183
150,000	AstraZeneca PLC	2.38%		11/16/2020	150,652
95,000	Avolon Holdings Funding Ltd.	3.63%	^	05/01/2022	96,392
150,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	157,689
200,000	Banco del Estado de Chile	2.67%		01/08/2021	200,151
100,000	Banco do Brasil S.A. (10 Year CMT Rate + 7.78%)	8.50%	†	10/20/2020	105,465
150,000	Banco Santander Chile	2.50%		12/15/2020	151,035
100,000	Bancolombia S.A.	5.95%		06/03/2021	105,500
100,000	Bangkok Bank PCL	4.80%		10/18/2020	102,485
45,000	Bank of Montreal	2.90%		03/26/2022	45,892
200,000	BBVA Bancomer S.A.	7.25%		04/22/2020	204,900
100,000	Braskem Finance Ltd.	7.00%		05/07/2020	102,510
200,000	CNOOC Finance Ltd.	2.63%		05/05/2020	200,257
100,000	Coca-Cola Femsa S.A.B. de C.V.	4.63%		02/15/2020	100,779
100,000	Colombia Telecomunicaciones S.A. (5 Year Swap Rate USD + 6.96%)	8.50%	†	03/30/2020	102,875
200,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	09/07/2021	201,000
200,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.85%)	3.00%		05/23/2024	200,697
200,000	Globo Comunicacao e Participacoes S.A.	4.88%		04/11/2022	207,627
100,000	Grupo Bimbo S.A.B. de C.V.	4.88%		06/30/2020	101,920
200,000	Hutchison Whampoa International Ltd.	4.63%		01/13/2022	209,343
200,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	203,558
65,000	Mitsubishi UFJ Financial Group, Inc.	3.22%		03/07/2022	66,527
200,000	Nacional Financiera S.N.C.	3.38%		11/05/2020	201,752
200,000	Pertamina Persero PT	4.88%		05/03/2022	211,405
100,000	Petrobras Global Finance B.V.	5.38%		01/27/2021	103,600
200,000	Petronas Global Sukuk Ltd.	2.71%		03/18/2020	199,835
250,000	Reliance Holdings, Inc.	4.50%		10/19/2020	254,882
20,000	Scotiabank Peru S.A. (3 Month LIBOR USD + 3.86%)	4.50%		12/13/2027	20,825
100,000	Southern Copper Corporation	5.38%		04/16/2020	101,385

92	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
135,000	Sumitomo Mitsui Financial Group, Inc.	2.06%		07/14/2021	134,631
200,000	Tecnoglass, Inc.	8.20%		01/31/2022	216,500
85,000	Toronto-Dominion Bank	3.25%		06/11/2021	86,809

	Total Foreign Corporate Bonds (Cost $4,709,078)				4,752,061

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 1.0%
100,000	Chile Government International Bond	3.88%		08/05/2020	101,575
200,000	Colombia Government International Bond	4.38%		07/12/2021	207,352
133,333	Dominican Republic International Bond	7.50%		05/06/2021	139,500
200,000	Perusahaan Penerbit	3.40%		03/29/2022	204,430

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $650,982)				652,857

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 12.4%

	AREIT Trust,
207,000	Series 2018-CRE1-AS (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.28%	^	02/14/2035	207,246
136,000	Series 2018-CRE1-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	3.68%	^	02/14/2035	136,298

	Atrium Hotel Portfolio Trust,
251,000	Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%)	5.08%	^	12/15/2036	252,714
115,000	Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	5.43%	^	06/15/2035	116,100

	Bancorp Commercial Mortgage Trust,
177,000	Series 2018-CRE4-D (1 Month LIBOR USD + 2.10%, 0.25% Floor)	4.13%	^	09/15/2035	178,137

	BB-UBS Trust,
6,982,000	Series 2012-SHOW-XA	0.73%	#^ I/O	11/05/2036	208,125
3,844,000	Series 2012-SHOW-XB	0.28%	#^ I/O	11/05/2036	35,743

	BX Trust,
321,000	Series 2017-FL1-C (1 Month LIBOR USD + 1.95%, 1.95% Floor)	3.97%	^	06/15/2035	321,000
850,000	Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%)	4.08%	^	07/15/2034	851,053

	Caesars Palace Las Vegas Trust,
234,000	Series 2017-VICI-D	4.50%	#^	10/15/2034	245,259
234,000	Series 2017-VICI-E	4.50%	#^	10/15/2034	242,521

	CFCRE Commercial Mortgage Trust,
3,545,000	Series 2018-TAN-X	1.85%	#^ I/O	02/15/2033	177,155

	Citigroup Commercial Mortgage Trust,
2,987,291	Series 2014-GC19-XA	1.32%	# I/O	03/10/2047	129,369
268,000	Series 2018-TBR-E (1 Month LIBOR USD + 2.80%, 2.90% Floor)	4.83%	^	12/15/2036	268,914
255,000	Series 2018-TBR-F (1 Month LIBOR USD + 3.65%, 3.75% Floor)	5.68%	^	12/15/2036	256,715

	Credit Suisse Mortgage Capital Certificates,
128,000	Series 2019-ICE4-E (1 Month LIBOR USD + 2.15%, 2.15% Floor)	4.18%	^	05/15/2036	128,502

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GS Mortgage Securities Trust,
312,000	Series 2014-GC26-D	4.67%	#^	11/10/2047	275,284
6,123,229	Series 2016-GS4-XA	0.70%	# I/O	11/10/2049	174,940

	Hunt Ltd.,
190,000	Series 2018-FL2-C (1 Month LIBOR USD + 2.35%, 2.35% Floor)	4.38%	^	08/15/2028	191,853

	JP Morgan Chase Commercial Mortgage Securities Trust,
300,000	Series 2018-BCON-E	3.88%	#^	01/05/2031	304,252
104,000	Series 2018-WPT-EFX	5.54%	^	07/05/2033	110,827
300,000	Series 2018-WPT-FFX	5.54%	^	07/05/2033	311,887

	Monarch Beach Resort Trust,
252,000	Series 2018-MBR-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	4.58%	^	07/15/2035	252,861

	Morgan Stanley Capital Trust,
88,000	Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%)	4.23%	^	11/15/2034	88,110
188,000	Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%)	5.18%	^	11/15/2034	188,234
142,000	Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%)	6.38%	^	11/15/2034	142,266
15,277,000	Series 2017-ASHF-XCP	0.00%	#^ I/O	11/15/2019	15
240,000	Series 2017-CLS-F (1 Month LIBOR USD + 2.60%, 2.60% Floor)	4.63%	^	11/15/2034	241,070

	MSCG Trust,
172,000	Series 2018-SELF-F (1 Month LIBOR USD + 3.05%, 3.05% Floor)	5.08%	^	10/15/2037	172,653

	SLIDE,
8,489,799	Series 2018-FUN-XCP	0.98%	#^ I/O	12/15/2020	97,932

	Wells Fargo Commercial Mortgage Trust,
323,000	Series 2012-LC5-C	4.69%	#	10/15/2045	340,277
310,000	Series 2012-LC5-D	4.92%	#^	10/15/2045	322,467
8,000,743	Series 2015-NXS2-XA	0.87%	# I/O	07/15/2058	225,971
5,457,895	Series 2015-P2-XA	1.13%	# I/O	12/15/2048	234,404
260,213	Series 2018-BXI-E (1 Month LIBOR USD + 2.16%)	4.18%	^	12/15/2036	261,918

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $7,746,035)				7,692,072

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 12.2%

	Alternative Loan Trust,
609,401	Series 2005-64CB-1A10	5.75%		12/25/2035	612,760

	Bayview Opportunity Master Fund Trust,
548,525	Series 2019-SBR2-A1	3.43%	^§	06/28/2034	547,977

	CIM Trust,
797,774	Series 2017-8-A1	3.00%	#^	12/25/2065	797,539

	Citigroup Mortgage Loan Trust,
287,880	Series 2006-AR2-1A2	4.78%	#	03/25/2036	280,518

	COLT Mortgage Loan Trust,
429,127	Series 2018-1-A1	2.93%	#^	02/25/2048	429,958

	CSMC Trust,
408,023	Series 2018-RPL7-A1	4.00%	^	08/26/2058	413,459
657,649	Series 2018-RPL8-A1	4.13%	#^	07/25/2058	664,966

	Deephaven Residential Mortgage Trust,
123,572	Series 2017-1A-A1	2.73%	#^	12/26/2046	123,516
123,572	Series 2017-1A-A2	2.93%	#^	12/26/2046	123,513

	GCAT LLC,
183,421	Series 2018-1-A1	3.84%	^§	06/25/2048	184,131

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	93

Schedule of Investments DoubleLine Shiller Enhanced International CAPE® (Cont.)	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Legacy Mortgage Asset Trust,
443,257	Series 2019-GS5-A1	3.20%	^§	05/25/2059	445,917
596,049	Series 2019-GS6-A1	3.00%	^§	06/25/2059	600,377

	Oak Hill Advisors Residential Loan Trust,
146,978	Series 2017-NPL2-A1	3.00%	^§	07/25/2057	147,237

	PRPM LLC,
441,464	Series 2019-3A-A1	3.35%	^§	07/25/2024	443,368

	Velocity Commercial Capital Loan Trust,
811,439	Series 2018-2-A	4.05%	#^	10/26/2048	828,213

	Verus Securitization Trust,
259,318	Series 2017-1A-A2	3.16%	#^	01/25/2047	259,533

	VOLT LLC,
516,453	Series 2017-NPL9-A1	3.13%	^§	09/25/2047	518,032
195,739	Series 2018-NPL8-A1A	4.21%	^§	10/26/2048	196,908

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $7,555,591)				7,617,922

US CORPORATE BONDS 6.6%
40,000	Air Lease Corporation	2.50%		03/01/2021	40,128
90,000	American Express Company	3.70%		11/05/2021	92,951
95,000	Analog Devices, Inc.	2.95%		01/12/2021	95,737
70,000	Anthem, Inc.	2.50%		11/21/2020	70,258
10,000	Anthem, Inc.	3.30%		01/15/2023	10,330
90,000	AT&T, Inc.	2.80%		02/17/2021	90,808
90,000	Bank of America Corporation (3 Month LIBOR USD + 0.79%)	2.92%		03/05/2024	90,197
110,000	BAT Capital Corporation	2.76%		08/15/2022	111,082
50,000	BB&T Corporation	2.20%		03/16/2023	49,974
105,000	Bristol-Myers Squibb Company	2.60%	^	05/16/2022	106,617
45,000	Capital One Financial Corporation	2.40%		10/30/2020	45,135
145,000	Cardinal Health, Inc.	2.62%		06/15/2022	145,788
40,000	Caterpillar Financial Services Corporation	1.90%		09/06/2022	39,966
100,000	Cigna Corporation	3.40%		09/17/2021	102,317
95,000	Cintas Corporation	2.90%		04/01/2022	97,113
135,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	3.16%		06/01/2024	135,983
100,000	Comcast Corporation	3.45%		10/01/2021	103,010
95,000	Consolidated Edison, Inc.	2.00%		03/15/2020	94,961
95,000	CVS Health Corporation	3.70%		03/09/2023	98,941
185,000	Daimler Finance North America LLC	2.30%	^	02/12/2021	185,194
100,000	Delta Air Lines, Inc.	3.40%		04/19/2021	101,432
50,000	DTE Energy Company	2.53%		10/01/2024	50,213
35,000	DuPont de Nemours, Inc.	3.77%		11/15/2020	35,653
95,000	eBay, Inc.	2.75%		01/30/2023	96,216
70,000	General Electric Company	2.70%		10/09/2022	70,207
100,000	General Motors Financial Company	3.20%		07/06/2021	101,051
90,000	JPMorgan Chase & Company (3 Month LIBOR USD + 0.70%)	3.21%		04/01/2023	92,184
70,000	Marsh & McLennan Companies, Inc. (3 Month LIBOR USD + 1.20%)	3.30%		12/29/2021	70,142
100,000	Microchip Technology, Inc.	3.92%		06/01/2021	102,175
100,000	Mondelez International, Inc.	3.00%		05/07/2020	100,524

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
140,000	Morgan Stanley (3 Month LIBOR USD + 0.93%)	3.21%		07/22/2022	141,097
95,000	NextEra Energy Capital Holdings. Inc.	2.90%		04/01/2022	96,807
97,000	Northrop Grumman Corporation	2.08%		10/15/2020	97,048
50,000	Occidental Petroleum Corporation	2.70%		08/15/2022	50,458
95,000	Omnicom Capital, Inc.	3.63%		05/01/2022	98,538
75,000	PayPal Holdings, Inc.	2.20%		09/26/2022	75,226
95,000	Penske Truck Leasing Company	2.70%	^	11/01/2024	95,321
65,000	Prudential Financial, Inc.	3.50%		05/15/2024	69,228
90,000	PSEG Power LLC	3.85%		06/01/2023	95,232
45,000	Republic Services, Inc.	2.50%		08/15/2024	45,547
20,000	Reynolds American, Inc.	4.00%		06/12/2022	20,843
65,000	Schlumberger Holdings Corporation	3.75%	^	05/01/2024	68,505
70,000	Simon Property Group LP	2.00%		09/13/2024	69,333
65,000	Thermo Fisher Scientific, Inc.	3.60%		08/15/2021	66,652
95,000	Union Pacific Corporation	3.20%		06/08/2021	96,672
90,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	3.26%		05/15/2025	91,464
90,000	Waste Management, Inc.	2.95%		06/15/2024	93,121
85,000	Welltower, Inc.	3.63%		03/15/2024	89,308

	Total US Corporate Bonds (Cost $4,027,678)				4,086,687

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 8.3%

	Federal Home Loan Mortgage Corporation,
1,679,406	Series 3312-FJ (1 Month LIBOR USD + 0.22%, 0.22% Floor, 7.00% Cap)	2.25%		07/15/2036	1,669,939
2,131,684	Series 3747-FA (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	2.53%		10/15/2040	2,142,674

	Federal National Mortgage Association,
1,353,805	Series 2013-74-YA	3.00%		05/25/2042	1,385,268

	Total US Government and Agency Mortgage Backed Obligations (Cost $5,127,304)				5,197,881

US GOVERNMENT AND AGENCY OBLIGATIONS 10.6%
1,350,000	United States Treasury Notes	2.25%		03/31/2020	1,352,505
1,920,000	United States Treasury Notes	1.63%		04/30/2023	1,923,188
2,870,000	United States Treasury Notes	2.25%	‡	12/31/2023	2,950,326
340,000	United States Treasury Notes	1.75%		06/30/2024	342,968

	Total US Government and Agency Obligations (Cost $6,484,621)				6,568,987

94	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
AFFILIATED MUTUAL FUNDS 4.3%
281,035	DoubleLine Floating Rate Fund (Class I)				2,686,692

	Total Affiliated Mutual Funds (Cost $2,782,244)				2,686,692

SHORT TERM INVESTMENTS 9.3%
374,301	First American Government Obligations Fund - Class U	1.88%	♦		374,301
374,301	JP Morgan U.S. Government Money Market Fund -Institutional Share Class	1.83%	♦		374,301
374,301	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.83%	♦		374,301
1,490,000	United States Treasury Bills	0.00%		01/30/2020	1,481,106
800,000	United States Treasury Bills	0.00%		02/06/2020	794,918
570,000	United States Treasury Bills	0.00%		10/10/2019	569,747
1,140,000	United States Treasury Bills	0.00%		11/07/2019	1,137,993
680,000	United States Treasury Bills	0.00%		12/05/2019	677,819

	Total Short Term Investments (Cost $5,782,608)				5,784,486

	Total Investments 94.3% (Cost $58,486,431)				58,658,002
	Other Assets in Excess of Liabilities 5.7%				3,545,596

	NET ASSETS 100.0%				$62,203,598

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	14.9%
Non-Agency Commercial Mortgage Backed Obligations	12.4%
Non-Agency Residential Collateralized Mortgage Obligations	12.2%
US Government and Agency Obligations	10.6%
Short Term Investments	9.3%
US Government and Agency Mortgage Backed Obligations	8.3%
Foreign Corporate Bonds	7.7%
Asset Backed Obligations	7.0%
US Corporate Bonds	6.6%
Affiliated Mutual Funds	4.3%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.0%
Other Assets and Liabilities	5.7%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Collateralized Loan Obligations	14.9%
Non-Agency Commercial Mortgage Backed Obligations	12.4%
Non-Agency Residential Collateralized Mortgage Obligations	12.2%
US Government and Agency Obligations	10.6%
Short Term Investments	9.3%
US Government and Agency Mortgage Backed Obligations	8.3%
Asset Backed Obligations	7.0%
Banking	4.6%
Affiliated Mutual Funds	4.3%
Energy	1.8%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.0%
Healthcare	0.8%
Media	0.7%
Technology	0.7%
Utilities	0.5%
Automotive	0.5%
Pharmaceuticals	0.4%
Telecommunications	0.4%
Aerospace & Defense	0.3%
Building and Development (including Steel/Metals)	0.3%
Conglomerates	0.3%
Transportation	0.3%
Finance	0.2%
Real Estate	0.2%
Insurance	0.2%
Environmental Control	0.2%
Beverage and Tobacco	0.2%
Chemical Products	0.2%
Consumer Products	0.2%
Mining	0.2%
Containers and Glass Products	0.2%
Food Products	0.2%
Industrial Equipment	0.2%
Commercial Services	0.2%
Diversified Manufacturing	0.1%
Construction	0.1%
Chemicals/Plastics	0.1%
Other Assets and Liabilities	5.7%

100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	95

Schedule of Investments DoubleLine Shiller Enhanced International CAPE® (Cont.)	(Unaudited) September 30, 2019

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2019.

†	Perpetual Maturity

I/O	Interest only security

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2019.

♦	Seven-day yield as of September 30, 2019

‡	All or a portion of this security has been pledged as collateral.

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation) / Value
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	Barclays Capital, Inc.	Long	0.20%	Termination	06/30/2020	20,000,000 EUR	$1,749,589
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	BNP Paribas	Long	0.20%	Termination	12/20/2019	9,800,000 EUR	1,496,716
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	BNP Paribas	Long	0.20%	Termination	02/28/2020	4,500,000 EUR	697,509
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	Barclays Capital, Inc.	Long	0.20%	Termination	07/31/2020	5,000,000 EUR	233,119
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	BNP Paribas	Long	0.20%	Termination	09/30/2020	10,500,000 EUR	225,891
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	Barclays Capital, Inc.	Long	0.20%	Termination	08/28/2020	1,700,000 EUR	44,796
Shiller Barclays CAPE® Europe Sector Net ER NoC Index	Barclays Capital, Inc.	Long	0.20%	Termination	10/30/2020	1,500,000 EUR	—

							$4,447,620

Shiller Barclays CAPE® Europe Sector Net ER NoC Index aims to provide notional long exposure to the top four European equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”), and that possess relatively strong price momentum over the prior twelve months. Each European sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of September 30, 2019, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIIESAE.

FORWARD CURRENCY EXCHANGE CONTRACTS
Settlement Date	Counterparty	Currency to be Delivered			Value		Currency to be Received			Value	Unrealized Appreciation (Depreciation)
12/20/2019	JP Morgan Securities LLC	1,300,000	EUR	$1,426,124		1,455,097	USD	$ 1,455,097	$28,973
12/20/2019	JP Morgan Securities LLC	7,762,696	USD	7,762,696		6,900,000	EUR	7,569,421	(193,275)
12/20/2019	Goldman Sachs	53,391,142	USD	53,391,142		47,400,000	EUR	51,998,629	(1,392,513)

				$62,579,962				$61,023,147	$(1,556,815)

EUR	Euro

USD	US Dollar

A summary of the DoubleLine Shiller Enhanced International CAPE®’s investments in affiliated mutual funds for the period ended September 30, 2019 is as follows:

Fund	Value at March 31, 2019	Gross Purchases	Gross Sales	Shares Held at September 30, 2019	Value at September 30, 2019	Change in Unrealized for the Period Ended September 30, 2019	Dividend Income Earned in the Period Ended September 30, 2019	Net Realized Gain (Loss) in the Period Ended September 30, 2019
DoubleLine Floating Rate Fund (Class I)	$5,908,672	$—	$(3,200,000)	281,035	$2,686,692	$57,523	$116,357	$(79,503)

96	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Schedule of Investments DoubleLine Colony Real Estate and Income Fund	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 6.2%

	AASET Ltd.,
772,407	Series 2018-1A-A	3.84%	^	01/16/2038	778,554

	Castlelake Aircraft Securitization Trust,
962,705	Series 2019-1A-A	3.97%	^	04/15/2039	986,542

	Consumer Loan Underlying Bond Credit Trust,
510,584	Series 2018-P1-A	3.39%	^	07/15/2025	512,898
500,000	Series 2019-P2-A	2.47%	^	10/15/2026	499,540

	CPS Auto Receivables Trust,
732,874	Series 2019-B-A	2.89%	^	05/16/2022	735,020

	Foundation Finance Trust,
418,330	Series 2019-1A-A	3.86%	^	11/15/2034	425,017

	Kabbage Funding LLC,
500,000	Series 2019-1-A	3.83%	^	03/15/2024	505,657

	SoFi Consumer Loan Program Trust,
678,158	Series 2019-1-A	3.24%	^	02/25/2028	684,690
396,744	Series 2019-2-A	3.01%	^	04/25/2028	400,160

	Stack Infrastructure Issuer LLC,
745,625	Series 2019-1A-A2	4.54%	^	02/25/2044	782,398

	START Ireland,
482,143	Series 2019-1-A	4.09%	^	03/15/2044	492,680

	Textainer Marine Containers Ltd.,
725,000	Series 2019-1A-A	3.96%	^	04/20/2044	737,839

	Upgrade Receivables Trust,
572,045	Series 2019-1A-A	3.48%	^	03/15/2025	574,840

	Upstart Securitization Trust,
720,252	Series 2019-2-A	2.90%	^	09/20/2029	721,962

	Total Asset Backed Obligations (Cost $8,719,136)				8,837,797

BANK LOANS 3.7%

	Acrisure LLC,
64,835	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.35%		11/22/2023	64,652

	Aldevron LLC,
70,000	Senior Secured First Lien Term Loan	6.34%	±	09/20/2026	70,350

	Allied Universal Holdco LLC,
4,505	Senior Secured First Lien Term Loan	6.57%	±	07/12/2026	4,516
45,496	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%)	6.51%		07/10/2026	45,616

	American Airlines, Inc.,
110,340	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.03%		12/15/2023	110,419

	Ascend Learning LLC,
55,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		07/12/2024	54,871

	AssuredPartners, Inc.,
85,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.54%		10/22/2024	84,774

	Axalta Coating Systems Dutch Holding B.B.V.,
161,838	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	3.85%		05/31/2024	162,116

	Berry Global, Inc.,
160,710	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.55%		07/01/2026	161,672

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Blackhawk Network Holdings, Inc.,
63,930	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.04%		06/16/2025	63,823

	Calpine Corporation,
160,924	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	4.86%		04/06/2026	161,538

	Change Healthcare Holdings, Inc.,
63,299	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	4.54%		03/01/2024	63,089

	Clear Channel Outdoor Holdings, Inc.,
30,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.54%		08/21/2026	30,126

	Concentra, Inc.,
116,245	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.50%)	4.54%		06/01/2022	117,117

	CSC Holdings LLC,
103,944	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	5.18%		04/15/2027	104,182

	Dell International LLC,
103,788	Senior Secured First Lien Term Loan	4.05%	±	09/19/2025	104,400

	DigiCert Holdings, Inc.,
40,000	Senior Secured First Lien Term Loan	6.26%	±	08/08/2026	39,925

	E.W. Scripps Company,
162,855	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		05/01/2026	163,222

	Equinox Holdings, Inc.,
160,130	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		03/08/2024	160,430

	ESH Hospitality, Inc.,
79,049	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.04%		09/18/2026	79,512

	Filtration Group Corporation,
108,748	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.04%		03/31/2025	109,175

	Garda World Security Corporation,
59,847	Senior Secured First Lien Term Loan (Prime Rate + 2.50%, 1.00% Floor)	7.50%		05/24/2024	59,978

	Gentiva Health Services, Inc.,
106,040	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.81%		07/02/2025	106,769

	Gray Television, Inc.,
114,650	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.51%		01/02/2026	115,215

	HD Supply, Inc.,
208,945	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.79%		10/17/2023	209,947

	IAA, Inc.,
157,600	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.31%		06/29/2026	158,585

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	97

Schedule of Investments DoubleLine Colony Real Estate and Income Fund (Cont.)	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Informatica LLC,
40,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		08/05/2022	40,208

	IQVIA, Inc.,
160,334	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	4.10%		01/17/2025	161,336

	IRB Holding Corporation,
80,000	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.55%		02/05/2025	79,756

	Iron Mountain Information Management LLC,
109,722	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.79%		01/02/2026	108,944

	Jaguar Holding Company,
110,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	4.54%		08/18/2022	110,212

	JBS USA Lux S.A.,
107,544	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		05/01/2026	108,172

	Kestrel Bidco, Inc.,
50,000	Senior Secured First Lien Term Loan	5.27%	±	10/08/2026	50,434

	Level 3 Financing, Inc.,
163,438	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.29%		02/22/2024	163,949

	Lions Gate Capital Holdings LLC,
84,789	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.29%		03/24/2025	84,736

	Nexstar Broadcasting, Inc.,
136,481	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.81%		09/18/2026	137,259

	RPI Finance Trust,
158,943	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.04%		03/27/2023	159,961

	Sedgwick Claims Management Services, Inc.,
59,963	Senior Secured First Lien Term Loan	6.04%	±	09/03/2026	60,135

	Select Medical Corporation,
106,640	Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.50%)	4.58%		03/06/2025	106,973

	SolarWinds Holdings, Inc.,
104,734	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		02/05/2024	104,979

	Sophia LP,
104,707	Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.35%		09/30/2022	104,860

	Sprint Communications, Inc.,
32,602	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.75% Floor)	4.54%		02/02/2024	32,419

	SS&C Technologies, Inc.,
136,090	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.29%		04/16/2025	136,806

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Syneos Health, Inc.,
171,207	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.04%		08/01/2024	172,099

	Tempo Acquisition LLC,
74,809	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.04%		05/01/2024	75,168

	Trans Union LLC,
105,227	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.04%		04/10/2023	105,717

	Transdigm, Inc.,
106,684	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		06/09/2023	106,565

	UFC Holdings LLC,
39,897	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.30%		04/29/2026	40,050

	US Foods, Inc.,
40,000	Senior Secured First Lien Term Loan	4.14%	±	09/13/2026	40,192

	VICI Properties 1 LLC,
109,744	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.05%		12/20/2024	110,167

	Vistra Operations Company LLC,
	Senior Secured First Lien Term Loan
42,745	(1 Month LIBOR USD + 2.00%)	4.02%		12/31/2025	42,920
64,117	(1 Month LIBOR USD + 2.00%)	4.04%		12/31/2025	64,380

	Zelis Cost Management Buyer, Inc.,
75,000	Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	6.79%		09/25/2026	74,531

	Total Bank Loans (Cost $5,165,657)				5,188,947

COLLATERALIZED LOAN OBLIGATIONS 11.8%

	CarVal Ltd.,
500,000	Series 2019-2A-A (3 Month LIBOR USD + 1.35%, 1.35% Floor)	3.62%	^	07/20/2032	499,960

	CBAM Ltd.,
500,000	Series 2019-10A-A1A (3 Month LIBOR USD + 1.42%, 1.42% Floor)	3.99%	^	04/20/2032	502,548
500,000	Series 2019-10A-B (3 Month LIBOR USD + 2.05%, 2.05% Floor)	4.62%	^	04/20/2032	500,688

	Cedar Funding Ltd.,
450,000	Series 2017-8A-A1 (3 Month LIBOR USD + 1.25%)	3.55%	^	10/17/2030	450,483

	CFIP Ltd.,
1,000,000	Series 2013-1A-AR (3 Month LIBOR USD + 1.34%)	3.62%	^	04/20/2029	1,002,220

	Elmwood Ltd.,
1,000,000	Series 2019-2A-A (3 Month LIBOR USD + 1.45%, 1.45% Floor)	4.00%	^	04/20/2031	1,000,064
500,000	Series 2019-2A-B (3 Month LIBOR USD + 2.10%, 2.10% Floor)	4.65%	^	04/20/2031	499,958

	Halcyon Loan Advisors Funding Ltd.,
1,000,000	Series 2017-1A-A1B (3 Month LIBOR USD + 1.28%)	3.56%	^	06/25/2029	995,317

98	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	KVK Ltd.,
1,000,000	Series 2013-1A-AR (3 Month LIBOR USD + 0.90%)	3.20%	^	01/14/2028	996,039

	LCM LP,
500,000	Series 19A-AR (3 Month LIBOR USD + 1.24%, 1.24% Floor)	3.54%	^	07/15/2027	501,991

	Midocean Credit Partners,
1,000,000	Series 2018-8A-A1 (3 Month LIBOR USD + 1.15%)	3.29%	^	02/20/2031	996,026

	MP Ltd.,
1,000,000	Series 2013-2A-ARR (3 Month LIBOR USD + 1.28%)	3.56%	^	07/25/2029	998,991

	OFSI Fund Ltd.,
555,232	Series 2014-7A-AR (3 Month LIBOR USD + 0.90%)	3.20%	^	10/18/2026	555,015
1,000,000	Series 2018-1A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.45%	^	07/15/2031	993,989

	Park Avenue Institutional Advisers Ltd.,
1,000,000	Series 2018-1A-A1A (3 Month LIBOR USD + 1.28%, 1.28% Floor)	3.56%	^	10/20/2031	998,750

	Shackleton Ltd.,
775,000	Series 2015-7RA-A1 (3 Month LIBOR USD + 1.17%)	3.47%	^	07/15/2031	769,072

	Steele Creek Ltd.,
900,000	Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	4.76%	^	04/15/2032	902,678

	VERDE Ltd.,
1,000,000	Series 2019-1A-A (3 Month LIBOR USD + 1.35%, 1.35% Floor)	3.91%	^	04/15/2032	1,000,455

	Wind River Ltd.,
1,000,000	Series 2013-2A-AR (3 Month LIBOR USD + 1.23%)	3.53%	^	10/18/2030	996,589
1,000,000	Series 2014-2A-AR (3 Month LIBOR USD + 1.14%, 1.14% Floor)	3.44%	^	01/15/2031	995,500
500,000	Series 2019-3A-B (3 Month LIBOR USD + 2.10%)	4.60%	^	04/15/2031	500,560

	Total Collateralized Loan Obligations (Cost $16,603,902)				16,656,893

FOREIGN CORPORATE BONDS 6.7%
200,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	^	03/26/2079	210,250
200,000	Alibaba Group Holding Ltd.	3.13%		11/28/2021	203,184
280,000	AstraZeneca PLC	2.38%		11/16/2020	281,217
180,000	Avolon Holdings Funding Ltd.	3.63%	^	05/01/2022	182,637
200,000	Axiata SPV2 BHD	3.47%		11/19/2020	202,180
200,000	Banco Bradesco S.A.	5.90%		01/16/2021	207,502
150,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	157,689
200,000	Banco del Estado de Chile	2.67%		01/08/2021	200,151
100,000	Banco do Brasil S.A. (10 Year CMT Rate + 7.78%)	8.50%	†	10/20/2020	105,465

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
100,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	103,251
150,000	Banco Santander Chile	2.50%		12/15/2020	151,035
200,000	Bancolombia S.A.	5.95%		06/03/2021	211,000
150,000	Bangkok Bank PCL	4.80%		10/18/2020	153,728
95,000	Bank of Montreal	2.90%		03/26/2022	96,883
200,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	199,502
200,000	Bharat Petroleum Ltd.	4.38%		01/24/2022	207,236
100,000	Brasil Bolsa Balcao S.A	5.50%		07/16/2020	102,501
200,000	Braskem Finance Ltd.	5.75%		04/15/2021	208,002
200,000	CNOOC Finance Ltd.	2.63%		05/05/2020	200,257
100,000	Coca-Cola Femsa S.A.B. de C.V.	4.63%		02/15/2020	100,779
200,000	Colombia Telecomunicaciones S.A. (5 Year Swap Rate USD + 6.96%)	8.50%	†	03/30/2020	205,750
200,000	Comcel Trust	6.88%		02/06/2024	206,500
200,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.49%)	2.59%		06/08/2020	200,199
122,561	ENA Norte Trust	4.95%		04/25/2023	126,852
200,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.85%)	3.00%		05/23/2024	200,697
200,000	Globo Comunicacao e Participacoes S.A.	4.88%		04/11/2022	207,627
200,000	Grupo Bimbo S.A.B. de C.V.	4.88%		06/30/2020	203,839
200,000	GrupoSura Finance S.A.	5.70%		05/18/2021	209,750
150,000	Inversiones CMPC S.A.	4.50%		04/25/2022	156,189
200,000	Itau Unibanco Holdings S.A.	6.20%		04/15/2020	204,050
200,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	203,558
200,000	MARB BondCo PLC	7.00%		03/15/2024	209,002
145,000	Mitsubishi UFJ Financial Group, Inc.	3.22%		03/07/2022	148,406
200,000	Nacional Financiera S.N.C.	3.38%		11/05/2020	201,752
200,000	Oleoducto Central S.A.	4.00%		05/07/2021	204,502
170,833	Panama Metro Line SP	0.00%		12/05/2022	164,042
200,000	Pertamina Persero PT	4.88%		05/03/2022	211,405
200,000	Perusahaan Listrik Negara PT	5.50%		11/22/2021	212,500
100,000	Petrobras Global Finance B.V.	5.38%		01/27/2021	103,600
200,000	Petronas Global Sukuk Ltd.	2.71%		03/18/2020	199,835
200,000	PTTEP Canada International Finance Ltd.	5.69%		04/05/2021	209,412
250,000	Reliance Holdings, Inc.	4.50%		10/19/2020	254,882
40,000	Scotiabank Peru S.A. (3 Month LIBOR USD + 3.86%)	4.50%		12/13/2027	41,650
200,000	Sinochem Overseas Capital Ltd.	4.50%		11/12/2020	204,351
200,000	Sinopec Group Overseas Development Ltd.	2.50%		04/28/2020	200,146
200,000	Southern Copper Corporation	5.38%		04/16/2020	202,770
285,000	Sumitomo Mitsui Financial Group, Inc.	2.06%		07/14/2021	284,222
200,000	Tecnoglass, Inc.	8.20%		01/31/2022	216,500
200,000	Toronto-Dominion Bank	3.25%		06/11/2021	204,257
200,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	200,034
200,000	UPL Corporation	3.25%		10/13/2021	200,955

	Total Foreign Corporate Bonds (Cost $9,386,274)				9,483,683

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	99

Schedule of Investments DoubleLine Colony Real Estate and Income Fund (Cont.)	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 0.8%
100,000	Brazilian Government International Bond	4.88%		01/22/2021	103,626
200,000	Chile Government International Bond	3.88%		08/05/2020	203,150
200,000	Colombia Government International Bond	4.38%		07/12/2021	207,352
200,000	Dominican Republic International Bond	7.50%		05/06/2021	209,250
200,000	Indonesia Government International Bond	3.75%		04/25/2022	206,500
250,000	Wakala Global Sukuk BHD	4.65%		07/06/2021	260,514

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $1,187,139)				1,190,392

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 12.1%

	Atrium Hotel Portfolio Trust,
1,000,000	Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	5.43%	^	06/15/2035	1,009,569

	BBCMS Mortgage Trust,
264,000	Series 2015-MSQ-D	4.12%	#^	09/15/2032	269,364
1,000,000	Series 2018-CBM-D (1 Month LIBOR USD + 2.39%, 2.39% Floor)	4.42%	^	07/15/2037	1,002,544

	BHP Trust,
261,000	Series 2019-BXHP-D (1 Month LIBOR USD + 1.77%, 1.77% Floor)	3.80%	^	08/15/2036	260,704

	BX Commercial Mortgage Trust,
680,540	Series 2018-EXCL-C (1 Month LIBOR USD + 1.98%)	4.00%	^	09/15/2037	682,628
250,000	Series 2019-IMC-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	3.93%	^	04/15/2034	250,938

	BX Trust,
162,000	Series 2019-MMP-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	3.93%	^	08/15/2036	163,112

	BXP Trust,
750,000	Series 2017-CQHP-E (1 Month LIBOR USD + 3.00%)	5.03%	^	11/15/2034	751,121

	Caesars Palace Las Vegas Trust,
450,000	Series 2017-VICI-E	4.50%	#^	10/15/2034	466,386

	Carbon Capital Commercial Mortgage Trust,
244,000	Series 2019-FL2-B (1 Month LIBOR USD + 2.85%, 2.85% Floor)	4.88%	^	10/15/2035	246,143

	CHT Mortgage Trust,
750,000	Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	5.03%	^	11/15/2036	753,624

	Commercial Mortgage Pass-Through Certificates,
545,000	Series 2015-CR26-C	4.63%	#	10/10/2048	585,465

	Commercial Mortgage Trust,
1,000,000	Series 2016-GCT-D	3.58%	#^	08/10/2029	1,008,602

	Credit Suisse Mortgage Capital Certificates,
253,000	Series 2019-ICE4-E (1 Month LIBOR USD + 2.15%, 2.15% Floor)	4.18%	^	05/15/2036	253,993

	DBGS Mortgage Trust,
550,000	Series 2018-5BP-D (1 Month LIBOR USD + 1.35%)	3.38%	^	06/15/2033	550,896

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	DBUBS Mortgage Trust,
135,000	Series 2017-BRBK-E	3.65%	#^	10/10/2034	136,325

	GPMT Ltd.,
234,000	Series 2019-FL2-D (1 Month LIBOR USD + 2.95%, 2.95% Floor)	4.98%	^	02/22/2036	236,281

	Greystone Commercial Real Estate Notes,
256,000	Series 2019-FL2-D (1 Month LIBOR USD + 2.40%, 2.40% Floor)	4.66%	^	09/15/2037	257,376

	GS Mortgage Securities Corporation,
1,000,000	Series 2018-FBLU-E (1 Month LIBOR USD + 2.75%, 2.75% Floor)	4.78%	^	11/15/2035	1,004,573

	GS Mortgage Securities Trust,
725,000	Series 2017-500K-F (1 Month LIBOR USD + 1.80%, 2.15% Floor)	3.83%	^	07/15/2032	727,552

	GSCG Trust,
261,000	Series 2019-600C-E	4.12%	#^	09/06/2034	266,650
261,000	Series 2019-600C-G	4.12%	#^	09/06/2034	252,833

	Hilton USA Trust,
600,000	Series 2016-SFP-E	5.52%	^	11/05/2035	604,134

	HPLY Trust,
249,450	Series 2019-HIT-F (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.18%	^	11/15/2036	250,074

	JP Morgan Chase Commercial Mortgage Securities Trust,
1,000,000	Series 2011-C3-D	5.85%	#^	02/15/2046	997,694
750,000	Series 2018-BCON-C	3.88%	#^	01/05/2031	774,523

	JPMBB Commercial Mortgage Securities Trust,
700,000	Series 2014-C23-D	4.11%	#^	09/15/2047	690,443

	LCCM Mortgage Trust,
750,000	Series 2014-909-E	4.03%	#^	05/15/2031	753,228

	Morgan Stanley Capital Trust,
750,000	Series 2014-150E-F	4.44%	#^	09/09/2032	777,266

	NLY Commercial Mortgage Trust,
385,000	Series 2019-FL2-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	3.93%	^	02/15/2036	387,791

	Rosslyn Portfolio Trust,
750,000	Series 2017-ROSS-E (1 Month LIBOR USD + 3.00%, 3.99% Floor)	5.03%	^	06/15/2033	746,186

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $16,832,908)				17,118,018

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 10.6%

	Ajax Mortgage Loan Trust,
1,451,935	Series 2018-E-A	4.38%	#^	06/25/2058	1,471,292

	Bellemeade Ltd.,
786,502	Series 2017-1-M1 (1 Month LIBOR USD + 1.70%)	3.72%	^	10/25/2027	789,274

	Bunker Hill Loan Depositary Trust,
603,105	Series 2019-1-A1	3.61%	^§	10/26/2048	611,637

	Citigroup Mortgage Loan Trust,
2,061,499	Series 2019-B-A1	3.26%	#^	04/25/2066	2,066,488

	HMIR,
1,000,000	Series 2019-1-M1 (1 Month LIBOR USD + 1.65%)	3.67%	^	05/25/2029	1,002,418

	Legacy Mortgage Asset Trust,
1,349,168	Series 2019-GS1-A1	4.00%	^§	01/25/2059	1,369,054
1,688,805	Series 2019-GS6-A1	3.00%	^§	06/25/2059	1,701,069

100	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Pretium Mortgage Credit Partners LLC,
872,503	Series 2019-1A-A1	4.50%	^§	01/25/2024	880,850
781,152	Series 2019-NPL1-A1	4.21%	^§	07/25/2060	788,607
1,749,806	Series 2019-NPL2-A1	3.84%	^§	12/25/2058	1,759,307

	PRPM LLC,
654,347	Series 2019-3A-A1	3.35%	^§	07/25/2024	657,170

	VOLT LLC,
664,152	Series 2017-NP11-A1	3.38%	^§	10/25/2047	666,827
1,272,187	Series 2019-NPL1-A1A	4.34%	^§	01/25/2049	1,284,054

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $14,936,961)				15,048,047

US CORPORATE BONDS 5.8%
95,000	Air Lease Corporation	2.50%		03/01/2021	95,304
185,000	American Express Company	3.70%		11/05/2021	191,065
190,000	Analog Devices, Inc.	2.95%		01/12/2021	191,473
185,000	Anthem, Inc.	2.50%		11/21/2020	185,682
185,000	AT&T, Inc.	2.80%		02/17/2021	186,661
185,000	Bank of America Corporation (3 Month LIBOR USD + 0.79%)	2.92%		03/05/2024	185,405
235,000	BAT Capital Corporation	2.76%		08/15/2022	237,312
95,000	BB&T Corporation	2.20%		03/16/2023	94,951
200,000	Bristol-Myers Squibb Company	2.60%	^	05/16/2022	203,080
95,000	Capital One Financial Corporation	2.40%		10/30/2020	95,285
280,000	Cardinal Health, Inc.	2.62%		06/15/2022	281,521
80,000	Caterpillar Financial Services Corporation	1.90%		09/06/2022	79,932
185,000	Cigna Corporation	3.40%		09/17/2021	189,285
186,000	Cintas Corporation	2.90%		04/01/2022	190,136
295,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	3.16%		06/01/2024	297,149
170,000	Comcast Corporation	3.45%		10/01/2021	175,118
190,000	Consolidated Edison, Inc.	2.00%		05/15/2021	189,846
185,000	CVS Health Corporation	3.70%		03/09/2023	192,674
250,000	Daimler Finance North America LLC	2.30%	^	02/12/2021	250,263
190,000	Delta Air Lines, Inc.	3.40%		04/19/2021	192,720
95,000	DTE Energy Company	2.53%		10/01/2024	95,405
70,000	DuPont de Nemours, Inc.	3.77%		11/15/2020	71,306
185,000	eBay, Inc.	2.75%		01/30/2023	187,368
135,000	General Electric Company	2.70%		10/09/2022	135,398
185,000	General Motors Financial Company	3.20%		07/06/2021	186,945
200,000	JPMorgan Chase & Company (3 Month LIBOR USD + 0.70%)	3.21%		04/01/2023	204,853
140,000	Marsh & McLennan Companies, Inc. (3 Month LIBOR USD + 1.20%)	3.30%		12/29/2021	140,283
190,000	Microchip Technology, Inc.	3.92%		06/01/2021	194,132
185,000	Mondelez International, Inc.	3.00%		05/07/2020	185,969
280,000	Morgan Stanley (3 Month LIBOR USD + 0.93%)	3.21%		07/22/2022	282,195
185,000	NextEra Energy Capital Holdings. Inc.	2.90%		04/01/2022	188,518
190,000	Northrop Grumman Corporation	2.08%		10/15/2020	190,095
105,000	Occidental Petroleum Corporation	2.70%		08/15/2022	105,962

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
175,000	Omnicom Capital, Inc.	3.63%		05/01/2022	181,516
150,000	PayPal Holdings, Inc.	2.20%		09/26/2022	150,453
195,000	Penske Truck Leasing Company	2.70%	^	11/01/2024	195,660
115,000	Prudential Financial, Inc.	4.50%		11/16/2021	120,662
30,000	Prudential Financial, Inc.	3.50%		05/15/2024	31,951
180,000	PSEG Power LLC	3.85%		06/01/2023	190,464
90,000	Republic Services, Inc.	2.50%		08/15/2024	91,094
40,000	Reynolds American, Inc.	4.00%		06/12/2022	41,687
130,000	Schlumberger Holdings Corporation	3.75%	^	05/01/2024	137,010
155,000	Simon Property Group LP	2.00%		09/13/2024	153,523
190,000	Thermo Fisher Scientific, Inc.	3.60%		08/15/2021	194,829
195,000	Union Pacific Corporation	3.20%		06/08/2021	198,432
185,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	3.26%		05/15/2025	188,009
185,000	Waste Management, Inc.	2.95%		06/15/2024	191,416
195,000	Welltower, Inc.	3.63%		03/15/2024	204,884

	Total US Corporate Bonds (Cost $7,997,999)				8,144,881

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 6.8%

	Federal Home Loan Mortgage Corporation,
1,000,000	Pool SB8011	3.00%		10/01/2034	1,023,312
1,062,550	Series 0-4771-NA	4.00%		11/15/2042	1,079,967
2,352,589	Series 3316-FA (1 Month LIBOR USD + 0.27%, 0.27% Floor, 7.00% Cap)	2.30%		05/15/2037	2,344,770

	Federal National Mortgage Association,
3,123,450	Series 2011-93-GF (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	2.47%		04/25/2039	3,135,649
993,603	Series 2012-110-MF (1 Month LIBOR USD + 0.46%, 0.46% Floor, 6.50% Cap)	2.48%		10/25/2042	996,817
1,055,369	Series 2012-56-FA (1 Month LIBOR USD + 0.55%, 0.55% Floor, 6.50% Cap)	2.57%		06/25/2042	1,063,037

	Total US Government and Agency Mortgage Backed Obligations (Cost $9,603,577)				9,643,552

US GOVERNMENT AND AGENCY OBLIGATIONS 9.5%
2,770,000	United States Treasury Notes	2.25%		03/31/2020	2,775,140
3,940,000	United States Treasury Notes	1.63%		04/30/2023	3,946,541
5,890,000	United States Treasury Notes	2.25%		12/31/2023	6,054,851
690,000	United States Treasury Notes	1.75%		06/30/2024	696,024

	Total US Government and Agency Obligations (Cost $13,368,774)				13,472,556

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	101

Schedule of Investments DoubleLine Colony Real Estate and Income Fund (Cont.)	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
SHORT TERM INVESTMENTS 12.7%
2,795,211	First American Government Obligations Fund - Class U	1.88%	♦		2,795,211
2,795,211	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.83%	♦		2,795,211
2,795,211	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.83%	♦		2,795,211
1,170,000	United States Treasury Bills	0.00%		10/10/2019	1,169,481
2,340,000	United States Treasury Bills	0.00%		11/07/2019	2,335,880
1,410,000	United States Treasury Bills	0.00%		12/05/2019	1,405,478
3,050,000	United States Treasury Bills	0.00%		01/30/2020	3,031,795
1,650,000	United States Treasury Bills	0.00%		02/06/2020	1,639,518

	Total Short Term Investments (Cost $17,963,874)				17,967,785

	Total Investments 86.7% (Cost $121,766,201)				122,752,551
	Other Assets in Excess of Liabilities 13.3%				18,874,319

	NET ASSETS 100.0%				$141,626,870

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Short Term Investments	12.7%
Non-Agency Commercial Mortgage Backed Obligations	12.1%
Collateralized Loan Obligations	11.8%
Non-Agency Residential Collateralized Mortgage Obligations	10.6%
US Government and Agency Obligations	9.5%
US Government and Agency Mortgage Backed Obligations	6.8%
Foreign Corporate Bonds	6.7%
Asset Backed Obligations	6.2%
US Corporate Bonds	5.8%
Bank Loans	3.7%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.8%
Other Assets and Liabilities	13.3%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Short Term Investments	12.7%
Non-Agency Commercial Mortgage Backed Obligations	12.1%
Collateralized Loan Obligations	11.8%
Non-Agency Residential Collateralized Mortgage Obligations	10.6%
US Government and Agency Obligations	9.5%
US Government and Agency Mortgage Backed Obligations	6.8%
Asset Backed Obligations	6.2%
Banking	3.4%
Healthcare	1.3%
Energy	1.3%
Utilities	1.0%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.8%
Telecommunications	0.8%
Media	0.8%
Transportation	0.6%
Technology	0.5%
Aerospace & Defense	0.5%
Chemicals/Plastics	0.5%
Automotive	0.4%
Electronics/Electric	0.4%
Pharmaceuticals	0.4%
Finance	0.4%
Insurance	0.4%
Business Equipment and Services	0.3%
Building and Development (including Steel/Metals)	0.3%
Consumer Products	0.3%
Real Estate	0.3%
Industrial Equipment	0.2%
Food Products	0.2%
Leisure	0.2%
Environmental Control	0.2%
Beverage and Tobacco	0.2%
Containers and Glass Products	0.2%
Chemical Products	0.2%
Mining	0.2%
Hotels/Motels/Inns and Casinos	0.1%
Commercial Services	0.1%
Financial Intermediaries	0.1%
Pulp & Paper	0.1%
Diversified Manufacturing	0.1%
Food Service	0.1%
Construction	0.1%
Other Assets and Liabilities	13.3%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2019.

±

Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of September 30, 2019.

†	Perpetual Maturity

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2019.

♦	Seven-day yield as of September 30, 2019

102	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

Excess Return Swaps
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation) / Value
Colony Capital Fundamental US Real Estate Index Excess Returnº	Barclays Capital, Inc.	Long	0.45%	Termination	02/27/2020	34,000,000	$5,970,959
Colony Capital Fundamental US Real Estate Index Excess Returnº	Barclays Capital, Inc.	Long	0.45%	Termination	02/13/2020	30,000,000	5,735,494
Colony Capital Fundamental US Real Estate Index Excess Returnº	Barclays Capital, Inc.	Long	0.45%	Termination	01/23/2020	25,000,000	5,332,232
Colony Capital Fundamental US Real Estate Index Excess Returnº	Barclays Capital, Inc.	Long	0.45%	Termination	01/09/2020	15,000,000	3,061,845
Colony Capital Fundamental US Real Estate Index Excess Returnº	Barclays Capital, Inc.	Long	0.45%	Termination	04/30/2020	10,000,000	1,038,915
Colony Capital Fundamental US Real Estate Index Excess Returnº	Barclays Capital, Inc.	Long	0.45%	Termination	10/24/2019	7,100,000	(31,162)

							$21,108,283

º

The Colony Capital Fundamental US Real Estate Index Excess Return aims to provide notional long exposure to Real Estate Investment Trusts (REITs) excluding mortgage REITs that meet certain market capitalization, liquidity and fundamental criteria. The constituents of the index are ordinary shares, which are REITs. Information on the sector constituents as of September 30, 2019, is available on the Barclays Capital, Inc. website at https://indices.barclays/doubleline.

A summary of the DoubleLine Colony Real Estate and Income Fund ‘s investments in affiliated mutual funds for the period ended September 30, 2019 is as follows:

Fund	Value at March 31, 2019	Gross Purchases	Gross Sales	Shares Held at September 30, 2019	Value at September 30, 2019	Change in Unrealized for the Period Ended September 30, 2019	Dividend Income Earned in the Period Ended September 30, 2019	Net Realized Gain (Loss) in the Period Ended September 30, 2019
DoubleLine Floating Rate Fund (Class I)	$9,516,745	$—	$(9,556,192)	—	$—	$(16,745)	$86,733	$56,192

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	103

Schedule of Investments DoubleLine Emerging Markets Local Currency Bond Fund	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
FOREIGN CORPORATE BONDS 4.8%

COLOMBIA 2.6%
320,000,000	COP	Emgesa S.A.	8.75%		01/25/2021	95,632
500,000,000	COP	Empresas Publicas de Medellin ESP	8.38%	^	11/08/2027	154,009

						249,641

MEXICO 1.0%
2,030,000	MXN	America Movil S.A.B. de C.V.	6.45%		12/05/2022	99,396

						99,396

PERU 1.2%
44,000	PEN	Banco de Credito del Peru	4.85%		10/30/2020	13,186
325,000	PEN	Banco de Credito del Peru	4.65%	^	09/17/2024	97,299

						110,485

		Total Foreign Corporate Bonds (Cost $476,360)				459,522

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 83.8%

BRAZIL 8.8%
1,000	BRL	Nota Do Tesouro Nacional	10.00%		01/01/2025	276,142
2,000	BRL	Nota Do Tesouro Nacional	10.00%		01/01/2029	574,956

						851,098

CHILE 4.6%
160,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos	4.00%	^	03/01/2023	232,911
140,000,000	CLP	Bonos de la Tesoreria de la Republica en pesos	4.50%		03/01/2026	214,457

						447,368

COLOMBIA 4.6%
725,000,000	COP	Colombian TES	6.25%		11/26/2025	217,687
700,000,000	COP	Colombian TES	7.50%		08/26/2026	223,929

						441,616

CZECH REPUBLIC 4.2%
9,840,000	CZK	Czech Republic Government Bond	0.45%		10/25/2023	402,586

						402,586

HUNGARY 4.4%
119,000,000	HUF	Hungary Government Bond	3.00%		06/26/2024	424,980

						424,980

INDONESIA 9.1%
6,500,000,000	IDR	Indonesia Treasury Bond	6.13%		05/15/2028	425,122
6,170,000,000	IDR	Indonesia Treasury Bond	8.38%		03/15/2034	460,696

						885,818

ISRAEL 4.8%
1,530,000	ILS	Israel Government Bond	1.75%		08/31/2025	470,283

						470,283

PRINCIPAL AMOUNT/ SHARES		SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
MALAYSIA 4.6%
1,875,000	MYR	Malaysia Government Bond	3.50%		05/31/2027	447,860

						447,860

MEXICO 6.6%

57,100	MXN	Mexican Bonos	8.00%		06/11/2020	291,808
68,500	MXN	Mexican Bonos	6.50%		06/09/2022	345,627

						637,435

PERU 3.9%
560,000	PEN	Peru Government Bond	6.15%	^	08/12/2032	190,503
580,000	PEN	Peru Government Bond	5.40%	^	08/12/2034	183,791

						374,294

PHILIPPINES 3.6%
18,000,000	PHP	Philippine Government International Bond	4.95%		01/15/2021	351,804

						351,804

POLAND 7.6%
1,465,000	PLN	Republic of Poland Government Bond	2.25%		04/25/2022	371,642
1,364,000	PLN	Republic of Poland Government Bond	3.25%		07/25/2025	366,774

						738,416

ROMANIA 3.0%
1,160,000	RON	Romania Government Bond	5.85%		04/26/2023	286,522

						286,522

SINGAPORE 2.5%
332,000	SGD	Singapore Government Bond	2.00%		02/01/2024	243,796

						243,796

SOUTH AFRICA 6.5%
4,100,000	ZAR	Republic of South Africa Government Bond	7.75%		02/28/2023	273,275
5,780,000	ZAR	Republic of South Africa Government Bond	8.00%		01/31/2030	356,546

						629,821

THAILAND 5.0%
7,170,000	THB	Thailand Government Bond	3.63%		06/16/2023	253,404
6,150,000	THB	Thailand Government Bond	3.85%		12/12/2025	230,031

						483,435

		Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $8,343,806)				8,117,132

SHORT TERM INVESTMENTS 10.2%
330,397		BlackRock Liquidity Funds FedFund - Institutional Shares	1.82%	♦		330,397
330,350		Fidelity Institutional Money Market Government Portfolio - Class I	1.86%	♦		330,350

104	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
330,366	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.83%	♦		330,366

	Total Short Term Investments (Cost $991,113)				991,113

	Total Investments 98.8% (Cost $9,811,279)				9,567,767
	Other Assets in Excess of Liabilities 1.2%				113,935

	NET ASSETS 100.0%				$9,681,702

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	83.8%
Short Term Investments	10.2%
Foreign Corporate Bonds	4.8%
Other Assets and Liabilities	1.2%

100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	83.8%
Short Term Investments	10.2%
Utilities	2.6%
Banking	1.2%
Telecommunications	1.0%
Other Assets and Liabilities	1.2%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	10.2%
Indonesia	9.1%
Brazil	8.8%
Poland	7.6%
Mexico	7.6%
Colombia	7.2%
South Africa	6.5%
Peru	5.1%
Thailand	5.0%
Israel	4.8%
Malaysia	4.6%
Chile	4.6%
Hungary	4.4%
Czech Republic	4.2%
Philippines	3.6%
Romania	3.0%
Singapore	2.5%
Other Assets and Liabilities	1.2%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

♦	Seven-day yield as of September 30, 2019

Principal amount is stated in 100 Mexican Peso Units.

BRL	Brazilian Real

CLP	Chilean Peso

COP	Colombian Peso

CZK	Czech Republic Koruna

HUF	Hungarian Forint

IDR	Indonesian Rupiah

ILS	Israeli Shekel

MXN	Mexican Peso

MYR	Malaysian Ringgit

PEN	Peruvian Sol

PHP	Philippine Peso

PLN	Polish Zloty

RON	Romanian Leu

SGD	Singapore Dollar

THB	Thai Baht

ZAR	South African Rand

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	105

Schedule of Investments DoubleLine Income Fund	(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 8.2%

	Pioneer Aircraft Finance Ltd.,
976,191	Series 2019-1-C	6.90%	^	06/15/2044	996,565

	START Ireland,
1,625,000	Series 2019-1-C	6.41%	^	03/15/2044	1,634,674

	Sunnova Helios Issuer LLC,
1,909,979	Series 2019-AA-B	4.49%	^	06/20/2046	1,933,539
2,000,000	Wave LLC	6.41%	^	09/15/2044	1,999,959

	Total Asset Backed Obligations (Cost $6,546,742)				6,564,737

COLLATERALIZED LOAN OBLIGATIONS 4.8%

	GoldenTree Loan Opportunities Ltd.,
1,000,000	Series 2016-12A-DR (3 Month LIBOR USD + 2.90%)	5.18%	^	07/21/2030	959,928

	Highbridge Loan Management Ltd.,
2,000,000	Series 12A-18-C (3 Month LIBOR USD + 2.75%, 2.75% Floor)	5.05%	^	07/18/2031	1,905,030

	OHA Credit Funding Ltd.,
1,000,000	Series 2019-4A-D (3 Month LIBOR USD + 3.75%, 3.75% Floor)	0.00%	^	10/22/2032	1,000,000

	Total Collateralized Loan Obligations (Cost $3,865,430)				3,864,958

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 35.8%

	Atrium Hotel Portfolio Trust
1,000,000	(1 Month LIBOR USD + 2.80%, 2.80% Floor)	5.05%	^	09/15/2032	1,002,500
1,000,000	(1 Month LIBOR USD + 3.75%, 3.75% Floor)	6.00%	^	09/15/2032	1,002,500
1,000,000	Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%)	5.08%	^	12/15/2036	1,006,830

	Banc of America Commercial Mortgage Trust,
259,358	Series 2007-4-G	6.06%	#^	02/10/2051	266,626

	Bancorp Commercial Mortgage Trust,
1,500,000	Series 2019-CRE5-E (1 Month LIBOR USD + 3.75%, 3.75% Floor)	5.78%	^	03/15/2036	1,520,651
1,500,000	Series 2019-CRE6-D (1 Month LIBOR USD + 2.30%, 2.30% Floor)	4.57%	^	09/15/2036	1,505,630
1,000,000	Series 2019-CRE6-E (1 Month LIBOR USD + 2.85%, 2.85% Floor)	5.12%	^	09/15/2036	1,003,745

	BANK,
13,409,430	Series 2019-BN19-XFG	1.17%	#^ I/O	08/15/2061	1,167,210

	Barclays Commercial Mortgage Securities LLC,
1,000,000	Series 2017-DELC-F (1 Month LIBOR USD + 3.50%)	5.53%	^	08/15/2036	1,005,059

	BX Trust,
850,000	Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%)	5.18%	^	07/15/2034	855,307
200,000	Series 2018-GW-G (1 Month LIBOR USD + 2.92%, 2.92% Floor)	4.95%	^	05/15/2035	202,002

	Carbon Capital Commercial Mortgage Trust,
100,000	Series 2019-FL2-B (1 Month LIBOR USD + 2.85%, 2.85% Floor)	4.88%	^	10/15/2035	100,878

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Citigroup Commercial Mortgage Trust,
1,500,000	Series 2017-P7-D	3.25%	^	04/14/2050	1,370,028

	Commercial Mortgage Trust,
17,739,000	Series 2014-CR20-XF	1.44%	#^ I/O	11/10/2047	1,069,023

	DBGS Mortgage Trust,
87,000	Series 2018-5BP-F (1 Month LIBOR USD + 2.45%)	4.48%	^	06/15/2033	86,914

	GS Mortgage Securities Trust,
1,500,000	Series 2015-GC34-D	3.00%		10/10/2048	1,366,584
1,500,000	Series 2015-GC32-D	3.35%		07/10/2048	1,433,236
1,000,000	Series 2019-SMP-F (1 Month LIBOR USD + 3.10%, 3.10% Floor)	5.24%	^	08/15/2032	1,005,215
1,000,000	Series 2019-SMP-G (1 Month LIBOR USD + 4.25%, 4.25% Floor)	6.39%	^	08/15/2032	1,002,493

	Hawaii Hotel Trust,
1,000,000	Series 2019-MAUI-F (1 Month LIBOR USD + 3.00%, 3.00% Floor)	4.78%	^	05/15/2038	1,005,946

	IMT Trust,
842,000	Series 2017-APTS-FFL (1 Month LIBOR USD + 2.85%)	4.88%	^	06/15/2034	844,136

	JP Morgan Chase Commercial Mortgage Securities Trust,
1,500,000	Series 2018-WPT-FFX	5.54%	^	07/05/2033	1,559,434
1,000,000	Series 2019-UES-G	4.60%	#^	05/05/2032	972,632

	JPMCC Commercial Mortgage Securities Trust,
1,000,000	Series 2019-MFP-F (1 Month LIBOR USD + 3.10%, 3.00% Floor)	5.13%	^	07/15/2036	1,006,336

	LoanCore Issuer Ltd.,
1,000,000	Series 2019-CRE2-D (1 Month LIBOR USD + 2.45%, 2.45% Floor)	4.48%	^	05/15/2036	1,006,875

	Tharaldson Hotel Portfolio Trust,
405,040	Series 2018-THL-E (1 Month LIBOR USD + 3.18%, 3.10% Floor)	5.22%	^	11/11/2034	407,101
810,080	Series 2018-THL-F (1 Month LIBOR USD + 3.95%, 4.04% Floor)	5.99%	^	11/11/2034	815,232

	UBS Commercial Mortgage Trust,
1,500,000	Series 2018-NYCH-G (1 Month LIBOR USD + 4.84%, 4.84% Floor)	6.87%	^	02/15/2032	1,526,021

	VMC Finance LLC,
1,500,000	Series 2019-FL3-D (1 Month LIBOR USD + 2.65%, 2.65% Floor)	4.85%	^	09/15/2036	1,504,691

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $28,589,017)				28,620,835

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 33.0%

	Banc of America Funding Trust,
2,028,433	Series 2007-A-2A2 (1 Month LIBOR USD + 0.21%, 0.21% Floor, 10.50% Cap)	2.25%		02/20/2047	1,861,770

	FMC GMSR Issuer Trust,
2,500,000	Series 2019-GT2-B	4.72%	#^	09/25/2024	2,522,170

106	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Freddie Mac STACR Trust,
1,000,000	Series 2019-DNA1-M2 (1 Month LIBOR USD + 2.65%, 0.00% Floor)	4.67%	^	01/25/2049	1,017,121
1,000,000	Series 2019-DNA2-M2 (1 Month LIBOR USD + 2.45%, 0.00% Floor)	4.47%	^	03/25/2049	1,011,924
1,722,000	Series 2019-DNA3-B1 (1 Month LIBOR USD + 3.25%, 0.00% Floor)	5.27%	^	07/25/2049	1,771,801

	JP Morgan Alternative Loan Trust,
2,146,902	Series 2006-A2-2A2	4.32%	#	05/25/2036	1,868,999

	Legacy Mortgage Asset Trust,
2,500,000	Series 2018-SL1-M	4.50%	#^	02/25/2058	2,520,053
2,500,000	Series 2019-GS6-A2	4.45%	^§	06/25/2059	2,514,613

	Lehman XS Trust,
2,240,839	Series 2005-6-2A1 (1 Month LIBOR USD + 2.00%, 1.50% Floor)	4.10%		11/25/2035	2,000,658

	New Residential Mortgage Loan Trust,
1,500,000	Series 2019-NQM4-B1	3.74%	#^	09/25/2059	1,512,864

	Pretium Mortgage Credit Partners LLC,
2,500,000	Series 2019-NPL3-A2	4.58%	^§	07/27/2059	2,505,869

	Toorak Mortgage Corporation Ltd.,
2,000,000	Series 2019-2-A2	4.21%	§	09/25/2022	2,018,040

	Velocity Commercial Capital Loan Trust,
747,455	Series 2019-2-M5	4.93%	#^	07/25/2049	761,819

	VOLT LLC,
2,500,000	Series 2017-NP11-A2	4.63%	^§	10/25/2047	2,503,324

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $26,240,551)				26,391,025

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
US GOVERNMENT AND AGENCY OBLIGATIONS 9.9%
3,700,000	United States Treasury Notes	2.25%		03/31/2026	3,845,253
4,100,000	United States Treasury Notes	1.63%		08/15/2029	4,082,703

	Total US Government and Agency Obligations (Cost $7,986,383)				7,927,956

SHORT TERM INVESTMENTS 18.1%
4,805,129	First American Government Obligations Fund - Class U	1.88%	♦		4,805,129
4,805,129	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.83%	♦		4,805,129
4,805,129	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.83%	♦		4,805,129

	Total Short Term Investments (Cost $14,415,387)				14,415,387

	Total Investments 109.8% (Cost $87,643,510)				87,784,898
	Liabilities in Excess of Other Assets (9.8)%				(7,800,911)

	NET ASSETS 100.0%				$79,983,987

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Non-Agency Commercial Mortgage Backed Obligations	35.8%
Non-Agency Residential Collateralized Mortgage Obligations	33.0%
Short Term Investments	18.1%
US Government and Agency Obligations	9.9%
Asset Backed Obligations	8.2%
Collateralized Loan Obligations	4.8%
Other Assets and Liabilities	(9.8)%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

#

Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2019.

I/O	Interest only security

§

The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2019.

♦	Seven-day yield as of September 30, 2019

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	107

Statements of Assets and Liabilities	(Unaudited) September 30, 2019

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

ASSETS
Investments in Unaffiliated Securities, at Value *	$53,043,409,900	$10,874,065,955	$1,156,447,636	$68,353,458	$7,021,619,853	$276,540,806
Investments in Affiliated Mutual Funds, at Value *	69,980,655	1,405,437,595	—	64,788,316	49,650,000	—
Short Term Investments *	1,720,254,529	575,985,008	8,857,385	84,048,845	629,285,605	16,583,299
Foreign Currency, at Value *	—	—	—	28,529	—	—
Interest and Dividends Receivable	185,353,744	77,269,792	16,493,920	481,924	37,328,782	2,025,455
Receivable for Fund Shares Sold	141,888,605	21,228,164	2,056,062	259,243	18,963,300	268,961
Receivable for Investments Sold	18,859,112	3,801,971	—	7,595,250	3,552,013	16,381,720
Deposit at Broker for Futures	18,087,500	—	—	2,063,951	—	—
Prepaid Expenses and Other Assets	716,845	203,391	72,079	23,717	259,945	40,402
Variation Margin Receivable	—	—	—	177,457	—	—
Net Unrealized Appreciation on Swaps	—	—	—	46,936	—	—
Due from Advisor (See Note 3)	—	—	—	—	—	—
Cash	—	—	—	—	—	—
Total Assets	55,198,550,890	12,957,991,876	1,183,927,082	227,867,626	7,760,659,498	311,840,643

LIABILITIES
Payable for Investments Purchased	615,312,231	289,098,367	1,908,474	—	83,765,227	22,674,370
Payable for Fund Shares Redeemed	76,189,022	12,051,806	1,907,050	213,565	16,937,072	624,715
Distribution Payable	34,002,302	11,683,328	1,296,524	941,118	4,038,786	507,548
Investment Advisory Fees Payable	17,768,237	3,555,267	723,657	152,783	2,177,225	119,500
Sub-Transfer Agent Expenses Payable	5,841,084	909,089	195,449	15,472	540,097	104,175
Distribution Fees Payable	3,287,036	353,280	64,237	70,559	888,150	28,145
Administration, Fund Accounting and Custodian Fees Payable	1,226,512	353,511	39,319	18,361	215,066	64,771
Transfer Agent Expenses Payable	997,703	236,787	29,931	7,785	92,025	18,470
Trustees Fees Payable (See Note 8)	885,643	118,365	18,003	3,577	64,798	8,730
Accrued Expenses	790,307	110,163	76,599	25,989	1,855	3,615
Professional Fees Payable	355,524	83,897	60,727	68,522	41,738	43,119
Variation Margin Payable	281,243	—	—	—	—	—
Net Unrealized Depreciation on Forward Currency Exchange Contracts	—	—	—	349,484	—	—
Total Liabilities	756,936,844	318,553,860	6,319,970	1,867,215	108,762,039	24,197,158
Commitments and Contingencies (See Note 2)
Net Assets	$54,441,614,046	$12,639,438,016	$1,177,607,112	$226,000,411	$7,651,897,459	$287,643,485

NET ASSETS CONSIST OF:
Paid-in Capital	$56,567,150,606	$12,431,046,688	$1,224,947,908	$233,244,878	$7,677,271,597	$316,566,839
Undistributed (Accumulated) Net Investment Income (Loss)	(84,105,930)	(319,274)	1,060,392	(139,198)	1,622,258	33,757
Accumulated Net Realized Gain (Loss) on Investments	(3,105,873,405)	(164,196,517)	(38,336,265)	(4,640,470)	(45,227,982)	(25,116,840)
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	1,076,299,845	345,789,577	(10,064,923)	(324,712)	18,454,586	(3,840,271)
Investments in Affiliated Mutual Funds	(19,345)	27,037,595	—	(1,361,999)	(350,000)	—
Short Term Investments	42,770	79,947	—	3,348	127,000	—
Foreign Currency	—	—	—	(3,635)	—	—
Forwards	—	—	—	(349,484)	—	—
Futures	(11,880,495)	—	—	(475,253)	—	—
Swaps	—	—	—	46,936	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	—
Total Distributable Earnings (Loss) (See Note 6)	(2,125,536,560)	208,391,328	(47,340,796)	(7,244,467)	(25,374,138)	(28,923,354)
Net Assets	$54,441,614,046	$12,639,438,016	$1,177,607,112	$226,000,411	$7,651,897,459	$287,643,485

*Identified Cost:
Investments in Unaffiliated Securities	$51,967,110,055	$10,528,276,378	$1,166,512,559	$68,678,170	$7,003,165,267	$280,381,077
Investments in Affiliated Mutual Funds	70,000,000	1,378,400,000	—	66,150,315	50,000,000	—
Short Term Investments	1,720,211,759	575,905,061	8,857,385	84,045,497	629,158,605	16,583,299
Foreign Currency	—	—	—	32,164	—	—

Class I (unlimited shares authorized):
Net Assets	$47,259,696,598	$11,805,502,538	$1,012,602,067	$40,381,448	$6,058,970,895	$215,249,996
Shares Outstanding	4,395,661,338	1,060,882,069	96,690,843	4,356,819	603,954,155	22,524,981
Net Asset Value, Offering and Redemption Price per Share	$10.75	$11.13	$10.47	$9.27	$10.03	$9.56

Class N (unlimited shares authorized):
Net Assets	$7,181,788,728	$833,834,227	$165,005,045	$—	$1,592,826,023	$72,393,489
Shares Outstanding	668,299,241	74,990,019	15,752,986	—	158,900,138	7,561,918
Net Asset Value, Offering and Redemption Price per Share	$10.75	$11.12	$10.47	$—	$10.02	$9.57

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$185,618,963	$—	$—
Shares Outstanding	—	—	—	20,109,662	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$9.62	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$9.23	$—	$—

Class R6 (unlimited shares authorized):
Net Assets	$128,720	$101,251	$—	$—	$100,541	$—
Shares Outstanding	11,971	9,101	—	—	10,022	—
Net Asset Value, Offering and Redemption Price per Share	$10.75	$11.13	$—	$—	$10.03	$—

108	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) September 30, 2019

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

ASSETS
Investments in Unaffiliated Securities, at Value *	$5,931,862,756	$1,265,236,854	$217,897,020	$88,038,365	$—	$1,127,768,415
Investments in Affiliated Mutual Funds, at Value *	300,249,400	98,039,801	—	—	—	—
Short Term Investments *	1,002,432,758	88,294,226	4,342,101	9,723,512	424,673,834	29,502,278
Foreign Currency, at Value *	—	—	—	—	—	2,192,482
Interest and Dividends Receivable	30,495,827	10,449,204	2,867,358	276,996	95,951	9,907,136
Receivable for Fund Shares Sold	18,989,444	2,373,681	698,006	1,166,134	273,511	95
Receivable for Investments Sold	6,561,311	1,327,502	—	—	—	—
Deposit at Broker for Futures	—	—	—	598,168	—	—
Prepaid Expenses and Other Assets	200,326	91,716	21,391	35,684	69,409	29,744
Variation Margin Receivable	—	—	—	12,860	—	—
Net Unrealized Appreciation on Swaps	243,730,851	—	—	—	1,844,982	—
Due from Advisor (See Note 3)	—	—	—	—	—	—
Cash	—	—	—	—	—	—
Total Assets	7,534,522,673	1,465,812,984	225,825,876	99,851,719	426,957,687	1,169,400,150

LIABILITIES
Payable for Investments Purchased	137,582,951	21,709,077	1,239,670	4,202,425	—	—
Payable for Fund Shares Redeemed	10,236,420	2,264,196	411,707	3,064	462,050	24,952
Distribution Payable	4,251,752	1,278,932	215,620	116,072	—	4,091,228
Investment Advisory Fees Payable	2,648,105	686,389	84,815	36,082	324,107	481,129
Sub-Transfer Agent Expenses Payable	884,965	168,152	13,820	256	18,849	50,387
Distribution Fees Payable	579,318	132,124	7,410	5,408	18,099	1,322
Administration, Fund Accounting and Custodian Fees Payable	206,163	120,397	16,003	4,729	9,422	39,073
Transfer Agent Expenses Payable	93,144	29,442	10,044	5,038	7,408	5,555
Trustees Fees Payable (See Note 8)	49,492	16,857	3,517	1,051	3,956	5,608
Accrued Expenses	2,866	14,479	4,226	8,263	1,860	7,861
Professional Fees Payable	47,143	54,571	29,439	31,717	48,866	24,914
Variation Margin Payable	—	—	—	—	—	—
Net Unrealized Depreciation on Forward Currency Exchange Contracts	—	—	—	—	—	—
Total Liabilities	156,582,319	26,474,616	2,036,271	4,414,105	894,617	4,732,029
Commitments and Contingencies (See Note 2)
Net Assets	$7,377,940,354	$1,439,338,368	$223,789,605	$95,437,614	$426,063,070	$1,164,668,121

NET ASSETS CONSIST OF:
Paid-in Capital	$6,911,418,954	$1,462,744,844	$222,369,707	$87,591,888	$452,536,511	$1,157,272,669
Undistributed (Accumulated) Net Investment Income (Loss)	376,390	(741,865)	15,976	17,841	3,922,614	(3,562,756)
Accumulated Net Realized Gain (Loss) on Investments	203,448,426	(18,596,313)	1,578,073	848,287	(32,405,787)	251,479
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	18,344,695	(4,690,056)	(174,151)	7,211,087	—	11,009,825
Investments in Affiliated Mutual Funds	349,300	621,758	—	—	—	—
Short Term Investments	271,738	—	—	2,081	164,750	—
Foreign Currency	—	—	—	—	—	(13,136)
Forwards	—	—	—	—	—	—
Futures	—	—	—	(233,570)	—	—
Swaps	243,730,851	—	—	—	1,844,982	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	(289,960)
Total Distributable Earnings (Loss) (See Note 6)	466,521,400	(23,406,476)	1,419,898	7,845,726	(26,473,441)	7,395,452
Net Assets	$7,377,940,354	$1,439,338,368	$223,789,605	$95,437,614	$426,063,070	$1,164,668,121

*Identified Cost:
Investments in Unaffiliated Securities	$5,913,518,061	$1,269,926,910	$218,071,171	$80,827,278	$—	$1,116,758,590
Investments in Affiliated Mutual Funds	299,900,100	97,418,043	—	—	—	—
Short Term Investments	1,002,161,020	88,294,226	4,342,101	9,721,431	424,509,084	29,502,278
Foreign Currency	—	—	—	—	—	2,205,618

Class I (unlimited shares authorized):
Net Assets	$5,814,580,950	$1,195,390,220	$206,168,837	$78,630,714	$375,510,999	$1,159,238,532
Shares Outstanding	375,406,209	123,402,405	20,753,969	7,190,024	41,034,133	112,276,471
Net Asset Value, Offering and Redemption Price per Share	$15.49	$9.69	$9.93	$10.94	$9.15	$10.32

Class N (unlimited shares authorized):
Net Assets	$1,563,241,174	$243,847,942	$17,620,768	$16,806,900	$50,552,071	$5,429,589
Shares Outstanding	101,028,387	25,192,608	1,771,147	1,538,068	5,571,920	525,615
Net Asset Value, Offering and Redemption Price per Share	$15.47	$9.68	$9.95	$10.93	$9.07	$10.33

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$—	$—	$—
Shares Outstanding	—	—	—	—	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$—	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$—	$—	$—

Class R6 (unlimited shares authorized):
Net Assets	$118,230	$100,206	$—	$—	$—	$—
Shares Outstanding	7,631	10,342	—	—	—	—
Net Asset Value, Offering and Redemption Price per Share	$15.49	$9.69	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	109

Statements of Assets and Liabilities (Cont.)	(Unaudited) September 30, 2019

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Colony Real Estate and Income Fund	DoubleLine Emerging Markets Local Currency Bond Fund	DoubleLine Income Fund

ASSETS
Investments in Unaffiliated Securities, at Value *	$533,555,533	$179,861,243	$50,186,824	$104,784,766	$8,576,654	$73,369,511
Investments in Affiliated Mutual Funds, at Value *	—	—	2,686,692	—	—	—
Short Term Investments *	11,808,903	162,180,628	5,784,486	17,967,785	991,113	14,415,387
Foreign Currency, at Value *	—	—	529,816	—	—	—
Interest and Dividends Receivable	2,808,299	735,159	291,879	558,274	121,294	197,543
Receivable for Fund Shares Sold	90,192	30,000	135,779	256,310	—	—
Receivable for Investments Sold	—	—	101,592	780,653	—	—
Deposit at Broker for Futures	—	—	—	—	—	—
Prepaid Expenses and Other Assets	35,585	35,379	18,442	1,563	666	—
Variation Margin Receivable	—	—	—	—	—	—
Net Unrealized Appreciation on Swaps	—	—	4,447,620	21,108,283	—	—
Due from Advisor (See Note 3)	—	—	—	100,465	20,208	4,066
Cash	—	—	—	—	37,727	—
Total Assets	548,298,512	342,842,409	64,183,130	145,558,099	9,747,662	87,986,507

LIABILITIES
Payable for Investments Purchased	—	3,490,771	202,145	3,339,522	—	7,862,985
Payable for Fund Shares Redeemed	2,662	10,663	33,105	32,513	—	—
Distribution Payable	1,361,672	559,538	34,640	208,742	—	109,256
Investment Advisory Fees Payable	224,187	41,624	18,668	—	—	—
Sub-Transfer Agent Expenses Payable	12,417	922	11,658	13,510	248	408
Distribution Fees Payable	857	1,750	6,394	1,595	62	18
Administration, Fund Accounting and Custodian Fees Payable	29,805	7,638	29,755	25,063	7,477	2,814
Transfer Agent Expenses Payable	12,745	6,342	5,674	490	617	703
Trustees Fees Payable (See Note 8)	7,535	2,809	1,571	3,290	505	258
Accrued Expenses	7,921	667	8,207	82,875	2,941	10,834
Professional Fees Payable	31,861	27,028	70,900	223,629	54,110	15,244
Variation Margin Payable	—	—	—	—	—	—
Net Unrealized Depreciation on Forward Currency Exchange Contracts	—	—	1,556,815	—	—	—
Total Liabilities	1,691,662	4,149,752	1,979,532	3,931,229	65,960	8,002,520
Commitments and Contingencies (See Note 2)
Net Assets	$546,606,850	$338,692,657	$62,203,598	$141,626,870	$9,681,702	$79,983,987

NET ASSETS CONSIST OF:
Paid-in Capital	$529,290,567	$338,369,968	$71,866,440	$118,355,997	$10,057,688	$80,015,533
Undistributed (Accumulated) Net Investment Income (Loss)	(180,418)	59,085	6,762	(45,847)	34,399	24,485
Accumulated Net Realized Gain (Loss) on Investments	(2,072,421)	50,336	(12,728,627)	1,222,087	(163,168)	(197,419)
Net Unrealized Appreciation (Depreciation) on:
Investments in Unaffiliated Securities	19,569,122	211,212	265,245	982,439	(243,512)	141,388
Investments in Affiliated Mutual Funds	—	—	(95,552)	—	—	—
Short Term Investments	—	2,056	1,878	3,911	—	—
Foreign Currency	—	—	(3,353)	—	—	—
Forwards	—	—	(1,556,815)	—	—	—
Futures	—	—	—	—	—	—
Swaps	—	—	4,447,620	21,108,283	—	—
Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	(3,705)	—
Total Distributable Earnings (Loss) (See Note 6)	17,316,283	322,689	(9,662,842)	23,270,873	(375,986)	(31,546)
Net Assets	$546,606,850	$338,692,657	$62,203,598	$141,626,870	$9,681,702	$79,983,987

*Identified Cost:
Investments in Unaffiliated Securities	$513,986,411	$179,650,031	$49,921,579	$103,802,327	$8,820,166	$73,228,123
Investments in Affiliated Mutual Funds	—	—	2,782,244	—	—	—
Short Term Investments	11,808,903	162,178,572	5,782,608	17,963,874	991,113	14,415,387
Foreign Currency	—	—	533,169	—	—	—

Class I (unlimited shares authorized):
Net Assets	$543,463,785	$334,226,902	$42,561,248	$135,696,469	$9,584,945	$79,884,195
Shares Outstanding	52,111,476	33,259,873	4,068,230	11,082,449	995,943	8,017,716
Net Asset Value, Offering and Redemption Price per Share	$10.43	$10.05	$10.46	$12.24	$9.62	$9.96

Class N (unlimited shares authorized):
Net Assets	$3,143,065	$4,465,755	$19,642,350	$5,930,401	$96,757	$99,792
Shares Outstanding	301,310	443,920	1,877,625	484,578	10,054	10,014
Net Asset Value, Offering and Redemption Price per Share	$10.43	$10.06	$10.46	$12.24	$9.62	$9.97

Class A (unlimited shares authorized):
Net Assets	$—	$—	$—	$—	$—	$—
Shares Outstanding	—	—	—	—	—	—
Net Asset Value, Offering Price per Share	$—	$—	$—	$—	$—	$—
Net Asset Value, Redemption Price per Share	$—	$—	$—	$—	$—	$—

Class R6 (unlimited shares authorized):
Net Assets	$—	$—	$—	$—	$—	$—
Shares Outstanding	—	—	—	—	—	—
Net Asset Value, Offering and Redemption Price per Share	$—	$—	$—	$—	$—	$—

110	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Statements of Operations	(Unaudited) For the Period Ended September 30, 2019

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

INVESTMENT INCOME
Income:
Interest	$1,011,551,745	$220,111,349	$34,579,996	$1,520,933	$132,333,382	$11,774,135
Dividends from Affiliated Mutual Funds	109,256	15,148,497	—	1,188,068	844,984	—
Dividends from Unaffiliated Securities	—	78,621	132,394	1,122,299	51,758	—
Non-Cash Interest	—	—	—	—	—	—
Total Investment Income	1,011,661,001	235,338,467	34,712,390	3,831,300	133,230,124	11,774,135

Expenses:
Investment Advisory Fees	105,262,889	24,292,942	4,485,930	1,057,586	12,720,205	1,016,605
Sub-Transfer Agent Expenses - Class I	13,279,908	1,837,377	462,849	15,765	866,460	43,115
Sub-Transfer Agent Expenses - Class N	2,035,151	133,706	79,582	—	226,731	15,327
Sub-Transfer Agent Expenses - Class A	—	—	—	3,799	—	—
Distribution Fees - Class N	8,742,003	1,030,210	219,481	—	1,884,881	133,315
Distribution Fees - Class A	—	—	—	224,542	—	—
Administration, Fund Accounting and Custodian Fees	3,365,176	974,184	95,278	30,175	573,841	113,781
Transfer Agent Expenses	2,234,456	587,759	32,104	6,404	321,061	31,252
Shareholder Reporting Expenses	840,328	157,558	36,829	7,103	99,395	13,014
Professional Fees	531,782	195,178	63,663	56,884	108,549	45,595
Registration Fees	481,335	136,517	63,083	24,000	143,032	38,045
Trustees Fees	293,167	69,269	6,986	1,277	41,269	4,654
Insurance Expenses	242,305	58,495	6,798	1,866	35,024	4,053
Miscellaneous Expenses	212,554	50,498	30,279	7,562	32,756	76,780
Total Expenses	137,521,054	29,523,693	5,582,862	1,436,963	17,053,204	1,535,536
Less: Investment Advisory Fees (Waived)	(16,376)	(3,406,064)	—	(137,241)	(123,962)	—
Less: Other Fees (Reimbursed)/Recouped	—	—	—	29,599	—	—
Net Expenses	137,504,678	26,117,629	5,582,862	1,329,321	16,929,242	1,535,536

Net Investment Income (Loss)	874,156,323	209,220,838	29,129,528	2,501,979	116,300,882	10,238,599

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investments in Unaffiliated Securities	18,777,458	(12,514,581)	(21,689,765)	(3,464,807)	9,252,838	(6,818,804)

Investments in Affiliated Mutual Funds	—	—	—	—	—	—

Foreign Currency	—	(130)	(76)	(74,094)	(49)	—

Forwards	—	—	—	38,812	—	—

Futures	23,277,339	—	—	2,162,831	—	—

Swaps	—	—	—	4,298,158	—	—

Net Change in Unrealized Appreciation (Depreciation) on:

Investments in Unaffiliated Securities	1,132,289,589	320,268,662	34,298,353	2,804,438	32,506,331	3,851,889

Investments in Affiliated Mutual Funds	(19,345)	22,050,647	—	1,089,237	650,000	—

Short Term Investments	(168,868)	(121,264)	—	4,265	64,469	—

Foreign Currency	—	—	—	14,830	—	—

Forwards	—	—	—	(298,204)	—	—

Futures	(11,880,495)	—	—	(1,160,463)	—	—

Swaps	—	—	—	(2,647,203)	—	—

Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	1,162,275,678	329,683,334	12,608,512	2,767,800	42,473,589	(2,966,915)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,036,432,001	$538,904,172	$41,738,040	$5,269,779	$158,774,471	$7,271,684

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	111

Statements of Operations (Cont.)	(Unaudited) For the Period Ended September 30, 2019

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

INVESTMENT INCOME
Income:
Interest	$114,716,558	$34,586,230	$4,652,757	$586,800	$5,554,551	$11,159,084
Dividends from Affiliated Mutual Funds	2,906,912	751,822	—	—	—	—
Dividends from Unaffiliated Securities	996	3,227	12,311	—	—	—
Non-Cash Interest	—	—	—	889,510	—	—
Total Investment Income	117,624,466	35,341,279	4,665,068	1,476,310	5,554,551	11,159,084

Expenses:
Investment Advisory Fees	14,979,800	4,303,209	569,937	219,534	2,108,534	2,848,901
Sub-Transfer Agent Expenses - Class I	1,513,485	251,192	29,422	3,789	171,295	40,498
Sub-Transfer Agent Expenses - Class N	406,073	47,384	3,665	1,246	22,862	495
Sub-Transfer Agent Expenses - Class A	—	—	—	—	—	—
Distribution Fees - Class N	1,760,681	275,968	27,951	19,573	69,058	15,922
Distribution Fees - Class A	—	—	—	—	—	—
Administration, Fund Accounting and Custodian Fees	568,956	245,955	25,946	8,989	28,515	133,900
Transfer Agent Expenses	284,229	62,345	2,639	665	32,490	44,347
Shareholder Reporting Expenses	163,362	29,174	6,909	694	15,807	9,435
Professional Fees	94,544	48,913	18,674	26,732	54,663	36,370
Registration Fees	128,461	71,840	17,639	26,483	54,125	26,643
Trustees Fees	42,076	8,789	1,201	429	4,583	4,815
Insurance Expenses	32,256	8,730	1,759	877	3,169	5,971
Miscellaneous Expenses	28,061	10,201	3,667	2,295	5,765	6,699
Total Expenses	20,001,984	5,363,700	709,409	311,306	2,570,866	3,173,996
Less: Investment Advisory Fees (Waived)	(178,148)	(238,164)	—	—	—	—
Less: Other Fees (Reimbursed)/Recouped	—	—	(11,024)	(6,331)	76,341	—
Net Expenses	19,823,836	5,125,536	698,385	304,975	2,647,207	3,173,996

Net Investment Income (Loss)	97,800,630	30,215,743	3,966,683	1,171,335	2,907,344	7,985,088

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investments in Unaffiliated Securities	(1,506,829)	(5,418,483)	2,294,583	1,257,251	29,266	729,278

Investments in Affiliated Mutual Funds	—	—	—	—	—	—

Foreign Currency	—	(6)	(7)	—	—	(253,820)

Forwards	—	—	—	—	—	—

Futures	—	—	—	1,685,184	—	—

Swaps	225,097,527	—	—	—	(32,410,619)	—

Net Change in Unrealized Appreciation (Depreciation) on:

Investments in Unaffiliated Securities	39,564,016	11,003,033	650,704	6,281,174	—	4,688,761

Investments in Affiliated Mutual Funds	299,301	289,981	—	—	—	—

Short Term Investments	147,577	—	—	(3,909)	8,794	—

Foreign Currency	—	—	—	—	—	236,738

Forwards	—	—	—	—	—	—

Futures	—	—	—	(444,479)	—	—

Swaps	15,487,703	—	—	—	(639,608)	—

Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	—	—	—	(172,999)
Net Realized and Unrealized Gain (Loss) on Investments	279,089,295	5,874,525	2,945,280	8,775,221	(33,012,167)	5,227,958

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$376,889,925	$36,090,268	$6,911,963	$9,946,556	$(30,104,823)	$13,213,046

112	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

(Unaudited) For the Period Ended September 30, 2019

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Colony Real Estate and Income Fund	DoubleLine Emerging Markets Local Currency Bond Fund[1]	DoubleLine Income Fund[2]

INVESTMENT INCOME
Income:
Interest	$10,276,851	$3,685,348	$1,062,927	$1,911,501	$114,444	$175,804
Dividends from Affiliated Mutual Funds	—	—	116,357	86,733	—	—
Dividends from Unaffiliated Securities	—	—	—	—	—	—
Non-Cash Interest	—	—	—	—	—	—
Total Investment Income	10,276,851	3,685,348	1,179,284	1,998,234	114,444	175,804

Expenses:
Investment Advisory Fees	1,353,740	207,291	155,301	295,896	18,581	20,394
Sub-Transfer Agent Expenses - Class I	14,894	8,008	15,375	13,494	245	407
Sub-Transfer Agent Expenses - Class N	76	116	7,714	555	3	1
Sub-Transfer Agent Expenses - Class A	—	—	—	—	—	—
Distribution Fees - Class N	3,499	4,863	24,853	6,418	62	18
Distribution Fees - Class A	—	—	—	—	—	—
Administration, Fund Accounting and Custodian Fees	57,562	28,875	17,867	23,355	8,017	2,814
Transfer Agent Expenses	21,872	10,405	287	3,225	693	703
Shareholder Reporting Expenses	7,673	2,029	4,742	31,528	11,667	2,589
Professional Fees	28,126	26,615	19,063	285,773	45,000	15,244
Registration Fees	26,261	24,323	21,304	69,078	15,344	7,379
Trustees Fees	3,944	1,008	811	1,831	505	258
Insurance Expenses	4,144	1,952	1,114	589	—	74
Miscellaneous Expenses	3,170	2,243	2,930	7,523	2,517	1,108
Total Expenses	1,524,961	317,728	271,361	739,265	102,634	50,989
Less: Investment Advisory Fees (Waived)	—	—	(11,497)	(10,974)	—	—
Less: Other Fees (Reimbursed)/Recouped	—	—	(44,615)	(305,440)	(80,277)	(24,460)
Net Expenses	1,524,961	317,728	215,249	422,851	22,357	26,529

Net Investment Income (Loss)	8,751,890	3,367,620	964,035	1,575,383	92,087	149,275

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net Realized Gain (Loss) on:

Investments in Unaffiliated Securities	109,803	44,096	89,129	467,408	(160,290)	(197,419)

Investments in Affiliated Mutual Funds	—	—	(79,503)	56,192	—	—

Foreign Currency	—	—	2,282,527	—	(2,878)	—

Forwards	—	—	(2,538,349)	—	—	—

Futures	—	—	—	—	—	—

Swaps	—	—	493,489	155,536	—	—

Net Change in Unrealized Appreciation (Depreciation) on:

Investments in Unaffiliated Securities	16,691,352	244,656	255,690	356,739	(243,512)	141,388

Investments in Affiliated Mutual Funds	—	—	57,523	(16,745)	—	—

Short Term Investments	—	19,897	1,878	(4,632)	—	—

Foreign Currency	—	—	(3,353)	—	—	—

Forwards	—	—	(77,029)	—	—	—

Futures	—	—	—	—	—	—

Swaps	—	—	1,231,540	9,827,704	—	—

Translation of Other Assets and Liabilities Denominated in Foreign Currency	—	—	(25,115)	—	(3,705)	—
Net Realized and Unrealized Gain (Loss) on Investments	16,801,155	308,649	1,688,427	10,842,202	(410,385)	(56,031)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$25,553,045	$3,676,269	$2,652,462	$12,417,585	$(318,298)	$93,244

[1]	Commenced operations on June 28, 2019.
[2]	Commenced operations on September 3, 2019.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	113

Statements of Changes in Net Assets	September 30, 2019

	DoubleLine Total Return Bond Fund		DoubleLine Core Fixed Income Fund
	Period Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Period Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

OPERATIONS
Net Investment Income (Loss)	$874,156,323	$1,643,035,050	$209,220,838	$362,063,137
Net Realized Gain (Loss) on Investments	42,054,797	(151,551,012)	(12,514,711)	(89,308,613)
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,120,220,881	532,029,096	342,198,045	123,739,576
Net Increase (Decrease) in Net Assets Resulting from Operations	2,036,432,001	2,023,513,134	538,904,172	396,494,100

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(833,819,574)	(1,568,571,397)	(195,875,927)	(338,848,915)
Class N	(118,882,053)	(246,861,429)	(13,125,374)	(29,195,691)
Class R6	(782)	—	(571)	—

Total Distributions to Shareholders	(952,702,409)	(1,815,432,826)	(209,001,872)	(368,044,606)

NET SHARE TRANSACTIONS
Class I	2,636,484,435	500,888,099	825,796,979	1,260,677,792
Class N	207,326,599	(1,614,987,568)	(29,638,745)	(182,676,499)
Class R6	127,986	—	100,571	—
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	2,843,939,020	(1,114,099,469)	796,258,805	1,078,001,293

Total Increase (Decrease) in Net Assets	$3,927,668,612	$(906,019,161)	$1,126,161,105	$1,106,450,787

NET ASSETS
Beginning of Period	$50,513,945,434	$51,419,964,595	$11,513,276,911	$10,406,826,124
End of Period	$54,441,614,046	$50,513,945,434	$12,639,438,016	$11,513,276,911

114	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

September 30, 2019

	DoubleLine Emerging Markets Fixed Income Fund		DoubleLine Multi-Asset Growth Fund (Consolidated)
	Period Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Period Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

OPERATIONS
Net Investment Income (Loss)	$29,129,528	$39,935,717	$2,501,979	$5,287,724
Net Realized Gain (Loss) on Investments	(21,689,841)	(15,160,511)	2,960,900	(3,963,413)
Net Change in Unrealized Appreciation (Depreciation) on Investments	34,298,353	8,514,791	(193,100)	(874,825)
Net Increase (Decrease) in Net Assets Resulting from Operations	41,738,040	33,289,997	5,269,779	449,486

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(24,188,526)	(36,181,890)	(561,777)	(1,877,578)
Class N	(3,883,716)	(6,006,531)	—	—
Class A	—	—	(2,227,350)	(4,858,535)

Total Distributions to Shareholders	(28,072,242)	(42,188,421)	(2,789,127)	(6,736,113)

NET SHARE TRANSACTIONS
Class I	57,767,033	12,352,203	(4,598,251)	(17,113,193)
Class N	(1,294,329)	(31,526,623)	—	—
Class A	—	—	6,023,609	27,857,318
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	56,472,704	(19,174,420)	1,425,358	10,744,125

Total Increase (Decrease) in Net Assets	$70,138,502	$(28,072,844)	$3,906,010	$4,457,498

NET ASSETS
Beginning of Period	$1,107,468,610	$1,135,541,454	$222,094,401	$217,636,903
End of Period	$1,177,607,112	$1,107,468,610	$226,000,411	$222,094,401

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	115

Statements of Changes in Net Assets (Cont.)	September 30, 2019

	DoubleLine Low Duration Bond Fund		DoubleLine Floating Rate Fund
	Period Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Period Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

OPERATIONS
Net Investment Income (Loss)	$116,300,882	$185,616,948	$10,238,599	$30,695,387
Net Realized Gain (Loss) on Investments	9,252,789	(18,157,813)	(6,818,804)	(9,870,401)
Net Change in Unrealized Appreciation (Depreciation) on Investments	33,220,800	26,996,492	3,851,889	(9,467,309)
Net Increase (Decrease) in Net Assets Resulting from Operations	158,774,471	194,455,627	7,271,684	11,357,677

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(93,768,810)	(146,238,970)	(7,747,696)	(23,730,667)
Class N	(22,765,333)	(41,061,794)	(2,664,129)	(6,968,852)
Class R6	(520)	—	—	—

Total Distributions to Shareholders	(116,534,663)	(187,300,764)	(10,411,825)	(30,699,519)

NET SHARE TRANSACTIONS
Class I	569,915,402	1,379,133,038	(140,610,488)	(55,512,629)
Class N	103,313,268	41,194,669	(43,042,212)	(24,377,357)
Class R6	100,520	—	—	—
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	673,329,190	1,420,327,707	(183,652,700)	(79,889,986)

Total Increase (Decrease) in Net Assets	$715,568,998	$1,427,482,570	$(186,792,841)	$(99,231,828)

NET ASSETS
Beginning of Period	$6,936,328,461	$5,508,845,891	$474,436,326	$573,668,154
End of Period	$7,651,897,459	$6,936,328,461	$287,643,485	$474,436,326

116	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

September 30, 2019

	DoubleLine Shiller Enhanced CAPE®		DoubleLine Flexible Income Fund
	Period Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Period Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

OPERATIONS
Net Investment Income (Loss)	$97,800,630	$159,694,872	$30,215,743	$53,506,204
Net Realized Gain (Loss) on Investments	223,590,698	283,685,683	(5,418,489)	(6,354,590)
Net Change in Unrealized Appreciation (Depreciation) on Investments	55,498,597	96,022,901	11,293,014	(11,296,599)
Net Increase (Decrease) in Net Assets Resulting from Operations	376,889,925	539,403,456	36,090,268	35,855,015

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(79,236,795)	(548,723,592)	(26,625,041)	(48,388,448)
Class N	(19,546,858)	(143,615,446)	(4,791,650)	(8,833,685)
Class R6	(566)	—	(726)	—

Total Distributions to Shareholders	(98,784,219)	(692,339,038)	(31,417,417)	(57,222,133)

NET SHARE TRANSACTIONS
Class I	1,017,564,519	689,123,688	102,975,452	98,867,605
Class N	268,689,066	221,010,054	35,729,913	15,774,561
Class R6	119,648	—	100,726	—
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	1,286,373,233	910,133,742	138,806,091	114,642,166

Total Increase (Decrease) in Net Assets	$1,564,478,939	$757,198,160	$143,478,942	$93,275,048

NET ASSETS
Beginning of Period	$5,813,461,415	$5,056,263,255	$1,295,859,426	$1,202,584,378
End of Period	$7,377,940,354	$5,813,461,415	$1,439,338,368	$1,295,859,426

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	117

Statements of Changes in Net Assets (Cont.)	September 30, 2019

	DoubleLine Low Duration Emerging Markets Fixed Income Fund		DoubleLine Long Duration Total Return Bond Fund
	Period Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Period Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

OPERATIONS
Net Investment Income (Loss)	$3,966,683	$5,491,494	$1,171,335	$2,233,152
Net Realized Gain (Loss) on Investments	2,294,576	(1,732,726)	2,942,435	(670,103)
Net Change in Unrealized Appreciation (Depreciation) on Investments	650,704	4,442,364	5,832,786	2,135,991
Net Increase (Decrease) in Net Assets Resulting from Operations	6,911,963	8,201,132	9,946,556	3,699,040

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(3,509,203)	(4,939,700)	(974,515)	(1,879,825)
Class N	(344,112)	(864,730)	(192,271)	(352,050)

Total Distributions to Shareholders	(3,853,315)	(5,804,430)	(1,166,786)	(2,231,875)

NET SHARE TRANSACTIONS
Class I	5,880,117	53,033,957	5,027,774	9,528,057
Class N	(6,808,782)	(33,801,178)	1,087,910	3,174,269
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(928,665)	19,232,779	6,115,684	12,702,326

Total Increase (Decrease) in Net Assets	$2,129,983	$21,629,481	$14,895,454	$14,169,491

NET ASSETS
Beginning of Period	$221,659,622	$200,030,141	$80,542,160	$66,372,669
End of Period	$223,789,605	$221,659,622	$95,437,614	$80,542,160

118	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

September 30, 2019

	DoubleLine Strategic Commodity Fund (Consolidated)		DoubleLine Global Bond Fund
	Period Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Period Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

OPERATIONS
Net Investment Income (Loss)	$2,907,344	$5,462,268	$7,985,088	$10,095,568
Net Realized Gain (Loss) on Investments	(32,381,353)	(31,046,936)	475,458	992,561
Net Change in Unrealized Appreciation (Depreciation) on Investments	(630,814)	2,499,993	4,752,500	(30,055,529)
Net Increase (Decrease) in Net Assets Resulting from Operations	(30,104,823)	(23,084,675)	13,213,046	(18,967,400)

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	—	(4,969,784)	(8,898,806)	(9,558,847)
Class N	—	(611,399)	(46,166)	(267,873)

Total Distributions to Shareholders	—	(5,581,183)	(8,944,972)	(9,826,720)

NET SHARE TRANSACTIONS
Class I	(42,970,787)	255,573,863	102,012,079	417,362,128
Class N	(11,071,285)	1,711,831	(11,557,589)	(11,374,663)
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(54,042,072)	257,285,694	90,454,490	405,987,465

Total Increase (Decrease) in Net Assets	$(84,146,895)	$228,619,836	$94,722,564	$377,193,345

NET ASSETS
Beginning of Period	$510,209,965	$281,590,129	$1,069,945,557	$692,752,212
End of Period	$426,063,070	$510,209,965	$1,164,668,121	$1,069,945,557

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	119

Statements of Changes in Net Assets (Cont.)	September 30, 2019

	DoubleLine Infrastructure Income Fund		DoubleLine Ultra Short Bond Fund
	Period Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Period Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019

OPERATIONS
Net Investment Income (Loss)	$8,751,890	$17,804,433	$3,367,620	$5,911,425
Net Realized Gain (Loss) on Investments	109,803	(1,975,791)	44,096	110,903
Net Change in Unrealized Appreciation (Depreciation) on Investments	16,691,352	7,430,751	264,553	(23,777)
Net Increase (Decrease) in Net Assets Resulting from Operations	25,553,045	23,259,393	3,676,269	5,998,551

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(8,889,101)	(17,370,012)	(3,316,625)	(5,942,421)
Class N	(43,137)	(319,001)	(41,859)	(34,746)

Total Distributions to Shareholders	(8,932,238)	(17,689,013)	(3,358,484)	(5,977,167)

NET SHARE TRANSACTIONS
Class I	(8,693,518)	(2,516,052)	98,836,606	68,801,863
Class N	386,441	(16,544,178)	1,943,762	2,239,031
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(8,307,077)	(19,060,230)	100,780,368	71,040,894

Total Increase (Decrease) in Net Assets	$8,313,730	$(13,489,850)	$101,098,153	$71,062,278

NET ASSETS
Beginning of Period	$538,293,120	$551,782,970	$237,594,504	$166,532,226
End of Period	$546,606,850	$538,293,120	$338,692,657	$237,594,504

120	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

September 30, 2019

	DoubleLine Shiller Enhanced International CAPE®		DoubleLine Colony Real Estate and Income Fund
	Period Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Period Ended September 30, 2019 (Unaudited)	Period Ended March 31, 2019[1]

OPERATIONS
Net Investment Income (Loss)	$964,035	$2,465,169	$1,575,383	$692,911
Net Realized Gain (Loss) on Investments	247,293	(8,895,047)	679,136	543,349
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,441,134	4,466,563	10,163,066	11,931,567
Net Increase (Decrease) in Net Assets Resulting from Operations	2,652,462	(1,963,315)	12,417,585	13,167,827

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(675,106)	(4,143,799)	(1,676,264)	(565,396)
Class N	(292,527)	(1,977,256)	(62,366)	(10,513)

Total Distributions to Shareholders	(967,633)	(6,121,055)	(1,738,630)	(575,909)

NET SHARE TRANSACTIONS
Class I	(1,168,848)	(30,024,572)	4,262,073	108,790,913
Class N	(886,049)	(6,638,864)	1,137,433	4,165,578
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(2,054,897)	(36,663,436)	5,399,506	112,956,491

Total Increase (Decrease) in Net Assets	$(370,068)	$(44,747,806)	$16,078,461	$125,548,409

NET ASSETS
Beginning of Period	$62,573,666	$107,321,472	$125,548,409	$—
End of Period	$62,203,598	$62,573,666	$141,626,870	$125,548,409

[1]	Commenced operations on December 17, 2018.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	121

Statements of Changes in Net Assets (Cont.)	September 30, 2019

	DoubleLine Emerging Markets Local Currency Bond Fund	DoubleLine Income Fund
	Period Ended September 30, 2019[1] (Unaudited)	Period Ended September 30, 2019[2] (Unaudited)

OPERATIONS
Net Investment Income (Loss)	$92,087	$149,275
Net Realized Gain (Loss) on Investments	(163,168)	(197,419)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(247,217)	141,388
Net Increase (Decrease) in Net Assets Resulting from Operations	(318,298)	93,244

DISTRIBUTIONS TO SHAREHOLDERS
From Earnings
Class I	(57,170)	(124,651)
Class N	(518)	(139)

Total Distributions to Shareholders	(57,688)	(124,790)

NET SHARE TRANSACTIONS
Class I	9,957,170	79,915,394
Class N	100,518	100,139
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	10,057,688	80,015,533

Total Increase (Decrease) in Net Assets	$9,681,702	$79,983,987

NET ASSETS
Beginning of Period	$—	$—
End of Period	$9,681,702	$79,983,987

[1]	Commenced operations on June 28, 2019.
[2]	Commenced operations on September 3, 2019.

122	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

Financial Highlights

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Total Return Bond Fund - Class I:
9/30/2019		$10.53	0.18	0.23	0.41	(0.19)	—	(0.19)	$10.75	3.96%	$47,259,697	0.49%	0.49%	0.49%	3.36%
3/31/2019		$10.48	0.36	0.08	0.44	(0.39)	—	(0.39)	$10.53	4.31%	$43,682,910	0.48%	0.48%	0.48%	3.39%
3/31/2018		$10.63	0.32	(0.09)	0.23	(0.38)	—	(0.38)	$10.48	2.19%	$42,992,354	0.47%	0.47%	0.47%	3.04%
3/31/2017		$10.87	0.27	(0.11)	0.16	(0.40)	—	(0.40)	$10.63	1.46%	$44,379,730	0.47%	0.47%	0.47%	2.45%
3/31/2016		$11.04	0.35	(0.09)	0.26	(0.43)	—	(0.43)	$10.87	2.45%	$46,082,294	0.47%	0.47%	0.47%	3.29%
3/31/2015		$10.90	0.41	0.22	0.63	(0.49)	—	(0.49)	$11.04	5.93%	$36,286,609	0.47%	0.47%	0.47%	3.74%

DoubleLine Total Return Bond Fund - Class N:
9/30/2019		$10.53	0.17	0.23	0.40	(0.18)	—	(0.18)	$10.75	3.83%	$7,181,789	0.74%	0.74%	0.74%	3.10%
3/31/2019		$10.48	0.33	0.08	0.41	(0.36)	—	(0.36)	$10.53	4.05%	$6,831,035	0.73%	0.73%	0.73%	3.14%
3/31/2018		$10.63	0.30	(0.09)	0.21	(0.36)	—	(0.36)	$10.48	1.93%	$8,427,611	0.72%	0.72%	0.72%	2.79%
3/31/2017		$10.87	0.24	(0.11)	0.13	(0.37)	—	(0.37)	$10.63	1.21%	$9,974,264	0.72%	0.72%	0.72%	2.20%
3/31/2016		$11.04	0.33	(0.09)	0.24	(0.41)	—	(0.41)	$10.87	2.20%	$11,750,754	0.72%	0.72%	0.72%	3.04%
3/31/2015		$10.89	0.40	0.22	0.62	(0.47)	—	(0.47)	$11.04	5.76%	$9,439,999	0.72%	0.72%	0.72%	3.50%

DoubleLine Total Return Bond Fund - Class R6:
9/30/2019	[2]	$10.66	0.06	0.10	0.16	(0.07)	—	(0.07)	$10.75	1.46%	$129	0.43%	0.43%	0.43%	3.23%

										For the Year or Period Ended
										9/30/2019	3/31/2019	3/31/2018	3/31/2017	3/31/2016	3/31/2015
Portfolio turnover rate for all share classes[3]										11%	28%	22%	22%	15%	13%

[1]   Calculated based on average shares outstanding during the period.

[2]   Commenced operations on July 31, 2019. Total return is based on operations for a period that is less than six months.

[3]   Not annualized for periods less than one year.

[4]   Annualized for periods less than one year.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Core Fixed Income Fund - Class I:
9/30/2019		$10.83	0.19	0.30	0.49	(0.19)	—	(0.19)	$11.13	4.55%	$11,805,503	0.47%	0.41%	0.41%	3.46%
3/31/2019		$10.81	0.37	0.02	0.39	(0.37)	—	(0.37)	$10.83	3.71%	$10,672,087	0.47%	0.42%	0.42%	3.42%
3/31/2018		$10.86	0.31	(0.04)	0.27	(0.32)	—	(0.32)	$10.81	2.51%	$9,381,508	0.47%	0.42%	0.42%	2.86%
3/31/2017		$10.87	0.29	0.01	0.30	(0.31)	—	(0.31)	$10.86	2.80%	$7,034,665	0.47%	0.44%	0.44%	2.72%
3/31/2016		$11.10	0.36	(0.22)	0.14	(0.37)	—	(0.37)	$10.87	1.31%	$5,114,336	0.47%	0.46%	0.46%	3.17%
3/31/2015		$10.88	0.39	0.26	0.65	(0.43)	—	(0.43)	$11.10	6.07%	$3,406,628	0.48%	0.46%	0.47%	3.60%

DoubleLine Core Fixed Income Fund - Class N:
9/30/2019		$10.82	0.18	0.30	0.48	(0.18)	—	(0.18)	$11.12	4.42%	$833,834	0.72%	0.66%	0.66%	3.21%
3/31/2019		$10.80	0.34	0.02	0.36	(0.34)	—	(0.34)	$10.82	3.45%	$841,190	0.72%	0.67%	0.67%	3.15%
3/31/2018		$10.85	0.29	(0.04)	0.25	(0.30)	—	(0.30)	$10.80	2.26%	$1,025,318	0.72%	0.67%	0.67%	2.61%
3/31/2017		$10.86	0.27	0.01	0.28	(0.29)	—	(0.29)	$10.85	2.54%	$1,074,854	0.72%	0.69%	0.69%	2.47%
3/31/2016		$11.10	0.32	(0.22)	0.10	(0.34)	—	(0.34)	$10.86	0.97%	$952,919	0.72%	0.71%	0.71%	2.92%
3/31/2015		$10.87	0.37	0.26	0.63	(0.40)	—	(0.40)	$11.10	5.91%	$612,066	0.73%	0.71%	0.72%	3.39%

DoubleLine Core Fixed Income Fund - Class R6:
9/30/2019	[2]	$11.05	0.06	0.08	0.14	(0.06)	—	(0.06)	$11.13	1.29%	$101	0.42%	0.37%	0.37%	3.35%

										For the Year or Period Ended
										9/30/2019	3/31/2019	3/31/2018	3/31/2017	3/31/2016	3/31/2015
Portfolio turnover rate for all share classes[3]										18%	66%	77%	81%	70%	65%

[1]   Calculated based on average shares outstanding during the period.

[2]   Commenced operations on July 31, 2019. Total return is based on operations for a period that is less than six months.

[3]   Not annualized for periods less than one year.

[4]   Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	123

Financial Highlights (Cont.)

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[3]	Expenses After Investment Advisory Fees (Waived)[3]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[3]	Net Investment Income (Loss)[3]

DoubleLine Emerging Markets Fixed Income Fund - Class I:
9/30/2019	$10.34	0.27	0.11	0.38	(0.25)	—	(0.25)	$10.47	3.68%	$1,012,602	0.90%	0.90%	0.90%	4.91%
3/31/2019	$10.42	0.41	(0.06)	0.35	(0.41)	(0.02)	(0.43)	$10.34	3.52%	$943,368	0.89%	0.89%	0.89%	3.99%
3/31/2018	$10.50	0.33	0.02	0.35	(0.34)	(0.09)	(0.43)	$10.42	3.30%	$937,978	0.88%	0.88%	0.88%	3.12%
3/31/2017	$9.68	0.45	0.81	1.26	(0.44)	—	(0.44)	$10.50	13.19%	$775,961	0.92%	0.92%	0.92%	4.28%
3/31/2016	$10.23	0.49	(0.54)	(0.05)	(0.50)	—	(0.50)	$9.68	(0.48)%	$548,221	0.90%	0.90%	0.90%	4.92%
3/31/2015	$10.48	0.55	(0.24)	0.31	(0.56)	—	(0.56)	$10.23	2.90%	$539,542	0.90%	0.90%	0.90%	5.20%

DoubleLine Emerging Markets Fixed Income Fund - Class N:
9/30/2019	$10.34	0.25	0.11	0.36	(0.23)	—	(0.23)	$10.47	3.54%	$165,005	1.15%	1.15%	1.15%	4.66%
3/31/2019	$10.43	0.37	(0.06)	0.31	(0.38)	(0.02)	(0.40)	$10.34	3.16%	$164,101	1.14%	1.14%	1.14%	3.66%
3/31/2018	$10.50	0.31	0.02	0.33	(0.31)	(0.09)	(0.40)	$10.43	3.14%	$197,564	1.13%	1.13%	1.13%	2.93%
3/31/2017	$9.68	0.42	0.81	1.23	(0.41)	—	(0.41)	$10.50	12.91%	$231,087	1.17%	1.17%	1.17%	4.03%
3/31/2016	$10.23	0.46	(0.54)	(0.08)	(0.47)	—	(0.47)	$9.68	(0.73)%	$201,290	1.15%	1.15%	1.15%	4.67%
3/31/2015	$10.48	0.52	(0.24)	0.28	(0.53)	—	(0.53)	$10.23	2.64%	$233,347	1.15%	1.15%	1.15%	4.95%

									For the Year or Period Ended
									9/30/2019	3/31/2019	3/31/2018	3/31/2017	3/31/2016	3/31/2015
Portfolio turnover rate for all share classes[2]									14%	66%	78%	108%	75%	67%

[1] Calculated based on average shares outstanding during the period. [2] Not annualized for periods less than one year. [3] Annualized for periods less than one year.

		Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return[2,3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Multi-Asset Growth Fund (Consolidated) - Class I:
9/30/2019	$9.17	0.11	0.11	0.22	(0.12)	—	(0.12)	$9.27	2.45%	$40,381	1.09%	0.97%	0.99%	2.43%
3/31/2019	$9.43	0.24	(0.21)	0.03	(0.29)	—	(0.29)	$9.17	0.42%	$44,493	1.12%	1.00%	1.03%	2.58%
3/31/2018	$9.84	0.23	0.43	0.66	(0.27)	(0.80)	(1.07)	$9.43	6.80%	$63,651	1.12%	1.01%	1.02%	2.31%
3/31/2017	$8.85	0.18	1.09	1.27	(0.28)	—	(0.28)	$9.84	14.63%	$49,380	1.21%	1.10%	1.09%	1.87%
3/31/2016	$9.81	0.24	(0.65)	(0.41)	(0.44)	(0.11)	(0.55)	$8.85	(4.29)%	$42,075	1.25%	1.12%	1.07%	2.72%
3/31/2015	$10.10	0.28	0.32	0.60	(0.40)	(0.49)	(0.89)	$9.81	6.22%	$42,796	1.30%	1.09%	0.99%	2.87%

DoubleLine Multi-Asset Growth Fund (Consolidated) - Class A:
9/30/2019	$9.13	0.10	0.11	0.21	(0.11)	—	(0.11)	$9.23	2.34%	$185,619	1.34%	1.22%	1.24%	2.20%
3/31/2019	$9.40	0.21	(0.21)	—	(0.27)	—	(0.27)	$9.13	0.07%	$177,602	1.37%	1.24%	1.28%	2.28%
3/31/2018	$9.81	0.21	0.43	0.64	(0.25)	(0.80)	(1.05)	$9.40	6.57%	$153,986	1.37%	1.26%	1.27%	2.08%
3/31/2017	$8.83	0.15	1.09	1.24	(0.26)	—	(0.26)	$9.81	14.27%	$119,435	1.46%	1.35%	1.34%	1.62%
3/31/2016	$9.78	0.22	(0.65)	(0.43)	(0.41)	(0.11)	(0.52)	$8.83	(4.42)%	$113,806	1.50%	1.37%	1.32%	2.47%
3/31/2015	$10.07	0.26	0.32	0.58	(0.38)	(0.49)	(0.87)	$9.78	5.96%	$84,307	1.55%	1.34%	1.24%	2.66%

									For the Year or Period Ended
									9/30/2019	3/31/2019	3/31/2018	3/31/2017	3/31/2016	3/31/2015
Portfolio turnover rate for all share classes[3]									8%	45%	83%	59%	56%	86%

[1]   Calculated based on average shares outstanding during the period.

[2]   Total return does not include the effects of sales charges for Class A.

[3]   Not annualized for periods less than one year.

[4]   Annualized for periods less than one year.

124	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Low Duration Bond Fund - Class I:
9/30/2019		$9.97	0.16	0.06	0.22	(0.16)	—	(0.16)	$10.03	2.25%	$6,058,971	0.42%	0.41%	0.41%	3.25%
3/31/2019		$9.97	0.31	—	0.31	(0.31)	—	(0.31)	$9.97	3.13%	$5,455,532	0.42%	0.41%	0.41%	3.10%
3/31/2018		$10.04	0.22	(0.04)	0.18	(0.25)	—	(0.25)	$9.97	1.82%	$4,069,943	0.42%	0.41%	0.41%	2.26%
3/31/2017		$9.99	0.24	0.06	0.30	(0.25)	—	(0.25)	$10.04	2.99%	$2,756,498	0.43%	0.42%	0.42%	2.25%
3/31/2016		$10.14	0.22	(0.12)	0.10	(0.25)	—	(0.25)	$9.99	1.00%	$1,722,942	0.43%	0.42%	0.43%	2.30%
3/31/2015		$10.19	0.22	(0.04)	0.18	(0.23)	—	(0.23)	$10.14	1.76%	$1,166,438	0.45%	0.44%	0.46%	2.16%

DoubleLine Low Duration Bond Fund - Class N:
9/30/2019		$9.96	0.15	0.06	0.21	(0.15)	—	(0.15)	$10.02	2.13%	$1,592,826	0.67%	0.66%	0.66%	3.00%
3/31/2019		$9.96	0.28	—	0.28	(0.28)	—	(0.28)	$9.96	2.87%	$1,480,796	0.67%	0.66%	0.66%	2.83%
3/31/2018		$10.03	0.20	(0.04)	0.16	(0.23)	—	(0.23)	$9.96	1.57%	$1,438,903	0.67%	0.66%	0.66%	1.99%
3/31/2017		$9.99	0.20	0.06	0.26	(0.22)	—	(0.22)	$10.03	2.64%	$1,540,448	0.68%	0.67%	0.67%	2.00%
3/31/2016		$10.13	0.21	(0.12)	0.09	(0.23)	—	(0.23)	$9.99	0.85%	$1,162,303	0.68%	0.67%	0.68%	2.05%
3/31/2015		$10.18	0.19	(0.04)	0.15	(0.20)	—	(0.20)	$10.13	1.51%	$1,148,730	0.70%	0.69%	0.71%	1.90%

DoubleLine Low Duration Bond Fund - Class R6:
9/30/2019	[2]	$10.03	0.05	—	0.05	(0.05)	—	(0.05)	$10.03	0.52%	$101	0.39%	0.38%	0.38%	3.13%

										For the Year or Period Ended
										9/30/2019	3/31/2019	3/31/2018	3/31/2017	3/31/2016	3/31/2015
Portfolio turnover rate for all share classes[3]										29%	54%	62%	69%	66%	61%

[1]   Calculated based on average shares outstanding during the period.

[2]   Commenced operations on July 31, 2019. Total return is based on operations for a period that is less than six months.

[3]   Not annualized for periods less than one year.

[4]   Annualized for periods less than one year.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return[2]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[3]	Expenses After Investment Advisory Fees (Waived)[3]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[3]	Net Investment Income (Loss)[3]

DoubleLine Floating Rate Fund - Class I:
9/30/2019		$9.65	0.25	(0.08)	0.17	(0.26)	—	(0.26)	$9.56	1.76%	$215,250	0.69%	0.69%	0.69%	5.11%
3/31/2019		$9.94	0.49	(0.28)	0.21	(0.50)	—	(0.50)	$9.65	2.15%	$358,062	0.64%	0.64%	0.64%	5.00%
3/31/2018		$9.90	0.41	0.02	0.43	(0.39)	—	(0.39)	$9.94	4.39%	$428,379	0.65%	0.65%	0.65%	3.98%
3/31/2017		$9.77	0.35	0.13	0.48	(0.35)	—	(0.35)	$9.90	4.99%	$297,060	0.68%	0.68%	0.68%	3.60%
3/31/2016		$10.14	0.36	(0.36)	—	(0.37)	—	(0.37)	$9.77	0.02%	$229,612	0.65%	0.65%	0.65%	3.70%
3/31/2015		$10.15	0.34	—	0.34	(0.34)	(0.01)	(0.35)	$10.14	3.36%	$310,368	0.67%	0.67%	0.70%	3.35%

DoubleLine Floating Rate Fund - Class N:
9/30/2019		$9.67	0.23	(0.08)	0.15	(0.25)	—	(0.25)	$9.57	1.52%	$72,393	0.94%	0.94%	0.94%	4.84%
3/31/2019		$9.95	0.47	(0.28)	0.19	(0.47)	—	(0.47)	$9.67	1.99%	$116,374	0.88%	0.88%	0.88%	4.74%
3/31/2018		$9.92	0.37	0.02	0.39	(0.36)	—	(0.36)	$9.95	4.02%	$145,289	0.90%	0.90%	0.90%	3.71%
3/31/2017		$9.79	0.33	0.13	0.46	(0.33)	—	(0.33)	$9.92	4.73%	$130,944	0.93%	0.93%	0.93%	3.35%
3/31/2016		$10.16	0.34	(0.36)	(0.02)	(0.35)	—	(0.35)	$9.79	(0.23)%	$72,281	0.90%	0.90%	0.90%	3.45%
3/31/2015		$10.16	0.32	—	0.32	(0.31)	(0.01)	(0.32)	$10.16	3.19%	$51,103	0.92%	0.92%	0.95%	3.06%

										For the Year or Period Ended
										9/30/2019	3/31/2019	3/31/2018	3/31/2017	3/31/2016	3/31/2015
Portfolio turnover rate for all share classes[2]										29%	88%	77%	106%	70%	84%

[1] Calculated based on average shares outstanding during the period. [2] Not annualized for periods less than one year. [3] Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	125

Financial Highlights (Cont.)

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Shiller Enhanced CAPE® - Class I:
9/30/2019		$14.81	0.24	0.67	0.91	(0.23)	—	(0.23)	$15.49	6.17%	$5,814,581	0.55%	0.54%	0.54%	2.99%
3/31/2019		$15.16	0.45	1.19	1.64	(0.46)	(1.53)	(1.99)	$14.81	11.78%	$4,577,386	0.56%	0.55%	0.55%	2.99%
3/31/2018		$14.76	0.35	1.46	1.81	(0.35)	(1.06)	(1.41)	$15.16	12.40%	$4,013,700	0.55%	0.54%	0.54%	2.17%
3/31/2017		$12.32	0.27	2.72	2.99	(0.28)	(0.27)	(0.55)	$14.76	24.75%	$2,432,725	0.55%	0.55%	0.60%	2.01%
3/31/2016		$12.13	0.32	0.40	0.72	(0.34)	(0.19)	(0.53)	$12.32	6.09%	$673,308	0.63%	0.63%	0.63%	2.66%
3/31/2015		$10.68	0.34	1.45	1.79	(0.34)	— [5]	(0.34)	$12.13	16.96%	$301,580	0.82%	0.79%	0.62%	2.89%

DoubleLine Shiller Enhanced CAPE® - Class N:
9/30/2019		$14.80	0.21	0.67	0.88	(0.21)	—	(0.21)	$15.47	5.97%	$1,563,241	0.80%	0.79%	0.79%	2.74%
3/31/2019		$15.14	0.42	1.19	1.61	(0.42)	(1.53)	(1.95)	$14.80	11.59%	$1,236,075	0.81%	0.80%	0.80%	2.75%
3/31/2018		$14.75	0.30	1.46	1.76	(0.31)	(1.06)	(1.37)	$15.14	12.06%	$1,042,563	0.80%	0.79%	0.79%	1.91%
3/31/2017		$12.31	0.24	2.72	2.96	(0.25)	(0.27)	(0.52)	$14.75	24.48%	$758,400	0.80%	0.80%	0.85%	1.76%
3/31/2016		$12.12	0.29	0.40	0.69	(0.31)	(0.19)	(0.50)	$12.31	5.84%	$186,985	0.88%	0.88%	0.88%	2.41%
3/31/2015		$10.68	0.30	1.45	1.75	(0.31)	— [5]	(0.31)	$12.12	16.60%	$78,834	1.07%	1.04%	0.87%	2.63%

DoubleLine Shiller Enhanced CAPE® - Class R6:
9/30/2019	[2]	$15.69	0.07	(0.20)	(0.13)	(0.07)	—	(0.07)	$15.49	(0.80)%	$118	0.48%	0.48%	0.48%	2.90%

										For the Year or Period Ended
										9/30/2019	3/31/2019	3/31/2018	3/31/2017	3/31/2016	3/31/2015
Portfolio turnover rate for all share classes[3]										24%	55%	60%	68%	67%	68%

[1] Calculated based on average shares outstanding during the period.

[2] Commenced operations on July 31, 2019. Total return is based on operations for a period that is less than six months.

[3] Not annualized for periods less than one year.

[4] Annualized for periods less than one year.

[5] Less than $0.005 per share.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Flexible Income Fund - Class I:
9/30/2019		$9.65	0.21	0.05	0.26	(0.22)	—	(0.22)	$9.69	2.72%	$1,195,390	0.73%	0.70%	0.70%	4.39%
3/31/2019		$9.81	0.42	(0.14)	0.28	(0.44)	—	(0.44)	$9.65	2.95%	$1,088,368	0.74%	0.72%	0.72%	4.26%
3/31/2018		$9.82	0.35	0.03	0.38	(0.39)	—	(0.39)	$9.81	3.94%	$1,007,491	0.76%	0.74%	0.77%	3.61%
3/31/2017		$9.55	0.32	0.29	0.61	(0.34)	—	(0.34)	$9.82	6.48%	$593,153	0.80%	0.76%	0.76%	3.36%
3/31/2016		$9.99	0.36	(0.40)	(0.04)	(0.40)	—	(0.40)	$9.55	(0.43)%	$160,590	0.87%	0.82%	0.77%	3.75%
3/31/2015	[2]	$10.00	0.42	(0.04)	0.38	(0.39)	—	(0.39)	$9.99	3.85%	$57,511	1.33%	1.27%	0.76%	4.26%

DoubleLine Flexible Income Fund - Class N:
9/30/2019		$9.64	0.20	0.05	0.25	(0.21)	—	(0.21)	$9.68	2.59%	$243,848	0.98%	0.95%	0.95%	4.14%
3/31/2019		$9.81	0.39	(0.14)	0.25	(0.42)	—	(0.42)	$9.64	2.59%	$207,491	0.99%	0.97%	0.97%	4.01%
3/31/2018		$9.82	0.33	0.03	0.36	(0.37)	—	(0.37)	$9.81	3.69%	$195,093	1.01%	0.99%	1.02%	3.36%
3/31/2017		$9.55	0.30	0.29	0.59	(0.32)	—	(0.32)	$9.82	6.23%	$147,095	1.05%	1.01%	1.01%	3.11%
3/31/2016		$9.99	0.34	(0.40)	(0.06)	(0.38)	—	(0.38)	$9.55	(0.66)%	$62,880	1.12%	1.07%	1.02%	3.50%
3/31/2015	[2]	$10.00	0.40	(0.04)	0.36	(0.37)	—	(0.37)	$9.99	3.63%	$27,417	1.58%	1.52%	1.01%	4.08%

DoubleLine Flexible Income Fund - Class R6:
9/30/2019	[5]	$9.74	0.06	(0.04)	0.02	(0.07)	—	(0.07)	$9.69	0.21%	$100	0.66%	0.65%	0.65%	3.95%

										For the Year or Period Ended
										9/30/2019	3/31/2019	3/31/2018	3/31/2017	3/31/2016	3/31/2015
Portfolio turnover rate for all share classes[3]										15%	44%	41%	58%	42%	55%

[1] Calculated based on average shares outstanding during the period.

[2] Commenced operations on April 7, 2014.

[3] Not annualized for periods less than one year.

[4] Annualized for periods less than one year.

[5] Commenced operations on July 31, 2019. Total return is based on operations for a period that is less than six months.

126	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Low Duration Emerging Markets Fixed Income Fund - Class I:
9/30/2019		$9.80	0.16	0.14	0.30	(0.17)	—	(0.17)	$9.93	3.07%	$206,169	0.60%	0.60%	0.59%	3.50%
3/31/2019		$9.70	0.28	0.12	0.40	(0.29)	(0.01)	(0.30)	$9.80	4.22%	$197,585	0.65%	0.65%	0.59%	3.02%
3/31/2018		$9.85	0.24	(0.11)	0.13	(0.26)	(0.02)	(0.28)	$9.70	1.37%	$142,174	0.89%	0.89%	0.59%	2.50%
3/31/2017		$9.59	0.29	0.27	0.56	(0.29)	(0.01)	(0.30)	$9.85	5.95%	$133,047	0.74%	0.74%	0.59%	3.03%
3/31/2016		$9.83	0.33	(0.23)	0.10	(0.34)	—	(0.34)	$9.59	1.06%	$66,797	0.84%	0.84%	0.59%	3.44%
3/31/2015	[2]	$10.00	0.37	(0.17)	0.20	(0.36)	(0.01)	(0.37)	$9.83	1.92%	$64,891	0.91%	0.91%	0.59%	3.80%

DoubleLine Low Duration Emerging Markets Fixed Income Fund - Class N:
9/30/2019		$9.81	0.16	0.14	0.30	(0.16)	—	(0.16)	$9.95	3.03%	$17,621	0.85%	0.85%	0.84%	3.28%
3/31/2019		$9.71	0.25	0.12	0.37	(0.26)	(0.01)	(0.27)	$9.81	3.93%	$24,075	0.93%	0.93%	0.84%	2.54%
3/31/2018		$9.86	0.22	(0.11)	0.11	(0.24)	(0.02)	(0.26)	$9.71	1.10%	$57,856	1.14%	1.14%	0.84%	2.25%
3/31/2017		$9.60	0.27	0.27	0.54	(0.27)	(0.01)	(0.28)	$9.86	5.69%	$216,718	0.99%	0.99%	0.84%	2.78%
3/31/2016		$9.84	0.31	(0.23)	0.08	(0.32)	—	(0.32)	$9.60	0.82%	$118,802	1.09%	1.09%	0.84%	3.19%
3/31/2015	[2]	$10.00	0.35	(0.17)	0.18	(0.33)	(0.01)	(0.34)	$9.84	1.80%	$79,419	1.16%	1.16%	0.84%	3.58%

										For the Year or Period Ended
										9/30/2019	3/31/2019	3/31/2018	3/31/2017	3/31/2016	3/31/2015
Portfolio turnover rate for all share classes[3]										47%	42%	37%	61%	39%	21%

[1]   Calculated based on average shares outstanding during the period.

[2]   Commenced operations on April 7, 2014.

[3]   Not annualized for periods less than one year.

[4]   Annualized for periods less than one year.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Long Duration Total Return Bond Fund - Class I:
9/30/2019		$9.88	0.15	1.05	1.20	(0.14)	—	(0.14)	$10.94	12.22%	$78,631	0.66%	0.66%	0.65%	2.71%
3/31/2019		$9.73	0.29	0.16	0.45	(0.30)	—	(0.30)	$9.88	4.77%	$66,226	0.70%	0.70%	0.65%	3.15%
3/31/2018		$9.79	0.33	(0.06)	0.27	(0.33)	—	(0.33)	$9.73	2.74%	$55,357	0.81%	0.81%	0.65%	3.33%
3/31/2017		$10.40	0.32	(0.60)	(0.28)	(0.33)	—	(0.33)	$9.79	(2.82)%	$50,465	0.76%	0.76%	0.65%	3.13%
3/31/2016		$10.43	0.29	(0.02)	0.27	(0.29)	(0.01)	(0.30)	$10.40	2.76%	$56,843	0.84%	0.84%	0.65%	2.87%
3/31/2015	[2]	$10.00	0.10	0.41	0.51	(0.08)	—	(0.08)	$10.43	5.15%	$56,240	1.33%	1.33%	0.65%	3.02%

DoubleLine Long Duration Total Return Bond Fund - Class N:
9/30/2019		$9.88	0.13	1.05	1.18	(0.13)	—	(0.13)	$10.93	11.97%	$16,807	0.91%	0.91%	0.90%	2.47%
3/31/2019		$9.72	0.27	0.16	0.43	(0.27)	—	(0.27)	$9.88	4.61%	$14,317	0.95%	0.95%	0.90%	2.90%
3/31/2018		$9.78	0.30	(0.06)	0.24	(0.30)	—	(0.30)	$9.72	2.48%	$11,016	1.06%	1.06%	0.90%	3.06%
3/31/2017		$10.39	0.29	(0.60)	(0.31)	(0.30)	—	(0.30)	$9.78	(3.08)%	$11,276	1.01%	1.01%	0.90%	2.79%
3/31/2016		$10.42	0.26	(0.02)	0.24	(0.26)	(0.01)	(0.27)	$10.39	2.51%	$25,763	1.09%	1.09%	0.90%	2.62%
3/31/2015	[2]	$10.00	0.09	0.41	0.50	(0.08)	—	(0.08)	$10.42	4.99%	$19,572	1.58%	1.58%	0.90%	3.00%

										For the Year or Period Ended
										9/30/2019	3/31/2019	3/31/2018	3/31/2017	3/31/2016	3/31/2015
Portfolio turnover rate for all share classes[3]										18%	25%	33%	94%	52%	72%

[1]   Calculated based on average shares outstanding during the period.

[2]   Commenced operations on December 15, 2014.

[3]   Not annualized for periods less than one year.

[4]   Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	127

Financial Highlights (Cont.)

			Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain		Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Strategic Commodity Fund (Consolidated) - Class I:
9/30/2019		$9.72	0.06	(0.63)	(0.57)	—	—		—	$9.15	(5.96)%	$375,511	1.07%	1.07%	1.10%	1.27%
3/31/2019		$10.11	0.12	(0.40)	(0.28)	(0.11)	—		(0.11)	$9.72	(2.59)%	$444,918	1.02%	1.02%	1.10%	1.14%
3/31/2018		$9.33	0.04	1.27	1.31	(0.53)	—	[5]	(0.53)	$10.11	14.03%	$213,752	1.16%	1.16%	1.10%	0.33%
3/31/2017		$8.69	(0.06)	0.75	0.69	(0.05)	—		(0.05)	$9.33	7.93%	$22,243	1.77%	1.77%	1.10%	(0.75)%
3/31/2016	[2]	$10.00	(0.07)	(1.24)	(1.31)	—	—	[5]	— [5]	$8.69	(13.07)%	$27,997	4.42%	4.42%	1.06%	(1.05)%

DoubleLine Strategic Commodity Fund (Consolidated) - Class N:
9/30/2019		$9.65	0.05	(0.63)	(0.58)	—	—		—	$9.07	(6.01)%	$50,552	1.32%	1.32%	1.35%	1.02%
3/31/2019		$10.04	0.09	(0.40)	(0.31)	(0.08)	—		(0.08)	$9.65	(2.97)%	$65,292	1.27%	1.27%	1.35%	0.87%
3/31/2018		$9.28	0.01	1.27	1.28	(0.52)	—	[5]	(0.52)	$10.04	13.79%	$67,838	1.41%	1.41%	1.35%	0.09%
3/31/2017		$8.67	(0.09)	0.75	0.66	(0.05)	—		(0.05)	$9.28	7.55%	$6,540	2.23%	2.23%	1.35%	(1.00)%
3/31/2016	[2]	$10.00	(0.09)	(1.24)	(1.33)	—	—	[5]	— [5]	$8.67	(13.27)%	$1,421	4.67%	4.67%	1.31%	(1.30)%

												For the Year or Period Ended
												9/30/2019	3/31/2019	3/31/2018	3/31/2017	3/31/2016
Portfolio turnover rate for all share classes[3]												0%	0%	0%	0%	0%

[1]   Calculated based on average shares outstanding during the period.

[2]   Commenced operations on May 18, 2015.

[3]   Not annualized for periods less than one year.

[4]   Annualized for periods less than one year.

[5]   Less than $0.005 per share.

			Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Return of Capital		Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Global Bond Fund - Class I:
9/30/2019		$10.28	0.06	0.06	0.12	(0.08)	—		(0.08)	$10.32	1.16%	$1,159,239	0.55%	0.55%	0.55%	1.40%
3/31/2019		$10.71	0.12	(0.42)	(0.30)	(0.13)	—		(0.13)	$10.28	(2.80)%	$1,053,218	0.55%	0.55%	0.55%	1.22%
3/31/2018		$10.04	0.09	0.72	0.81	(0.14)	—		(0.14)	$10.71	7.96%	$663,208	0.56%	0.56%	0.56%	0.82%
3/31/2017		$10.49	0.05	(0.47)	(0.42)	(0.02)	(0.01)		(0.03)	$10.04	(4.00)%	$475,328	0.66%	0.66%	0.66%	0.52%
3/31/2016	[2]	$10.00	0.02	0.49	0.51	(0.02)	—		(0.02)	$10.49	5.11%	$94,631	1.29%	1.29%	0.70%	0.83%

DoubleLine Global Bond Fund - Class N:
9/30/2019		$10.26	0.06	0.06	0.12	(0.05)	—		(0.05)	$10.33	1.13%	$5,430	0.80%	0.80%	0.80%	1.16%
3/31/2019		$10.69	0.09	(0.42)	(0.33)	(0.10)	—		(0.10)	$10.26	(3.08)%	$16,728	0.80%	0.80%	0.80%	0.89%
3/31/2018		$10.02	0.06	0.72	0.78	(0.11)	—		(0.11)	$10.69	7.77%	$29,544	0.81%	0.81%	0.81%	0.57%
3/31/2017		$10.49	0.02	(0.47)	(0.45)	(0.01)	(0.01)		(0.02)	$10.02	(4.31)%	$24,058	0.91%	0.91%	0.91%	0.20%
3/31/2016	[2]	$10.00	0.02	0.49	0.51	(0.02)	—		(0.02)	$10.49	5.07%	$41,937	1.54%	1.54%	0.95%	0.58%

												For the Year or Period Ended
												9/30/2019	3/31/2019	3/31/2018	3/31/2017	3/31/2016
Portfolio turnover rate for all share classes[3]												2%	24%	16%	57%	13%

[1]   Calculated based on average shares outstanding during the period.

[2]   Commenced operations on December 17, 2015.

[3]   Not annualized for periods less than one year.

[4]   Annualized for periods less than one year.

128	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

			Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain		Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Infrastructure Income Fund - Class I:
9/30/2019		$10.11	0.16	0.33	0.49	(0.17)	—		(0.17)	$10.43	4.88%	$543,464	0.56%	0.56%	0.56%	3.23%
3/31/2019		$10.00	0.32	0.11	0.43	(0.32)	—	[5]	(0.32)	$10.11	4.47%	$535,621	0.58%	0.58%	0.58%	3.30%
3/31/2018		$10.07	0.30	(0.03)	0.27	(0.33)	(0.01)		(0.34)	$10.00	2.67%	$532,404	0.57%	0.57%	0.57%	3.18%
3/31/2017	[2]	$10.00	0.29	0.01	0.30	(0.23)	—	[5]	(0.23)	$10.07	3.11%	$392,117	0.77%	0.77%	0.64%	2.78%

DoubleLine Infrastructure Income Fund - Class N:
9/30/2019		$10.11	0.15	0.33	0.48	(0.16)	—		(0.16)	$10.43	4.75%	$3,143	0.81%	0.81%	0.81%	2.99%
3/31/2019		$10.00	0.30	0.11	0.41	(0.30)	—	[5]	(0.30)	$10.11	4.17%	$2,672	0.83%	0.83%	0.83%	3.00%
3/31/2018		$10.06	0.29	(0.03)	0.26	(0.31)	(0.01)		(0.32)	$10.00	2.54%	$19,379	0.82%	0.82%	0.82%	2.86%
3/31/2017	[2]	$10.00	0.26	0.01	0.27	(0.21)	—	[5]	(0.21)	$10.06	2.76%	$567	1.50%	1.50%	0.89%	2.53%

													For the Year or Period Ended
													9/30/2019	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes[3]													3%	15%	29%	43%

[1]   Calculated based on average shares outstanding during the period.

[2]   Commenced operations on April 1, 2016.

[3]   Not annualized for periods less than one year.

[4]   Annualized for periods less than one year.

[5]   Less than $0.005 per share.

			Income (Loss) from Investment Operations:			Less Distributions:							Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain		Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Ultra Short Bond Fund - Class I:
9/30/2019		$10.03	0.12	0.02	0.14	(0.12)	—		(0.12)	$10.05	1.39%	$334,227	0.23%	0.23%	0.23%	2.44%
3/31/2019		$10.03	0.24	(0.01)	0.23	(0.23)	—	[5]	(0.23)	$10.03	2.32%	$235,078	0.22%	0.22%	0.22%	2.28%
3/31/2018		$10.01	0.13	—	0.13	(0.11)	—	[5]	(0.11)	$10.03	1.31%	$166,255	0.32%	0.32%	0.29%	1.24%
3/31/2017	[2]	$10.00	0.03	0.01	0.04	(0.03)	—		(0.03)	$10.01	0.36%	$8,294	4.87%	4.87%	0.35%	0.42%

DoubleLine Ultra Short Bond Fund - Class N:
9/30/2019		$10.04	0.11	0.02	0.13	(0.11)	—		(0.11)	$10.06	1.26%	$4,466	0.48%	0.48%	0.48%	2.20%
3/31/2019		$10.03	0.22	(0.01)	0.21	(0.20)	—	[5]	(0.20)	$10.04	2.18%	$2,517	0.47%	0.47%	0.47%	2.17%
3/31/2018		$10.02	0.09	—	0.09	(0.08)	—	[5]	(0.08)	$10.03	0.95%	$278	0.57%	0.57%	0.41%	0.92%
3/31/2017	[2]	$10.00	0.01	0.01	0.02	—	—		—	$10.02	0.20%	$125	5.42%	5.42%	0.60%	0.11%

													For the Year or Period Ended
													9/30/2019	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes[3]													27%	128%	74%	79%

[1]   Calculated based on average shares outstanding during the period.

[2]   Commenced operations on June 30, 2016.

[3]   Not annualized for periods less than one year.

[4]   Annualized for periods less than one year.

[5]   Less than $0.005 per share

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	129

Financial Highlights (Cont.)

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Year or Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Shiller Enhanced International CAPE® - Class I:
9/30/2019		$10.17	0.17	0.29	0.46	(0.17)	—	(0.17)	$10.46	4.51%	$42,561	0.79%	0.76%	0.61%	3.18%
3/31/2019		$11.24	0.34	(0.52)	(0.18)	(0.43)	(0.46)	(0.89)	$10.17	(1.13)%	$42,621	0.96%	0.91%	0.60%	3.25%
3/31/2018		$10.86	0.22	0.86	1.08	(0.35)	(0.35)	(0.70)	$11.24	9.92%	$78,162	1.04%	1.02%	0.63%	1.79%
3/31/2017	[2]	$10.00	0.03	0.85	0.88	(0.02)	—	(0.02)	$10.86	8.76%	$19,384	7.10%	7.10%	0.64%	0.72%

DoubleLine Shiller Enhanced International CAPE® - Class N:
9/30/2019		$10.17	0.15	0.29	0.44	(0.15)	—	(0.15)	$10.46	4.38%	$19,642	1.04%	1.01%	0.86%	2.94%
3/31/2019		$11.23	0.32	(0.52)	(0.20)	(0.40)	(0.46)	(0.86)	$10.17	(1.29)%	$19,953	1.20%	1.15%	0.85%	3.03%
3/31/2018		$10.86	0.18	0.86	1.04	(0.32)	(0.35)	(0.67)	$11.23	9.56%	$29,160	1.29%	1.27%	0.87%	1.52%
3/31/2017	[2]	$10.00	0.02	0.85	0.87	(0.01)	—	(0.01)	$10.86	8.72%	$11,499	4.93%	4.93%	0.89%	0.58%

												For the Year or Period Ended
												9/30/2019	3/31/2019	3/31/2018	3/31/2017
Portfolio turnover rate for all share classes[3]												21%	72%	69%	38%

[1]   Calculated based on average shares outstanding during the period.

[2]   Commenced operations on December 23, 2016.

[3]   Not annualized for periods less than one year.

[4]   Annualized for periods less than one year.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Colony Real Estate and Income Fund - Class I:
9/30/2019		$11.30	0.12	0.97	1.09	(0.15)	—	(0.15)	$12.24	9.77%	$135,696	1.11%	1.10%	0.63%	2.41%
3/31/2019	[2]	$10.00	0.10	1.26	1.36	(0.06)	—	(0.06)	$11.30	13.69%	$121,180	1.46%	1.42%	0.61%	3.00%

DoubleLine Colony Real Estate and Income Fund - Class N:
9/30/2019		$11.29	0.12	0.97	1.09	(0.14)	—	(0.14)	$12.24	9.73%	$5,930	1.37%	1.36%	0.88%	2.14%
3/31/2019	[2]	$10.00	0.09	1.26	1.35	(0.06)	—	(0.06)	$11.29	13.53%	$4,369	1.67%	1.62%	0.87%	2.79%

														For the Period Ended
														9/30/2019	3/31/2019
Portfolio turnover rate for all share classes[3]														56%	70%

[1]   Calculated based on average shares outstanding during the period.

[2]   Commenced operations on December 17, 2018.

[3]   Not annualized for periods less than one year.

[4]   Annualized for periods less than one year.

130	DoubleLine Funds Trust	The accompanying notes are an integral part of these financial statements.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Emerging Markets Local Currency Bond Fund - Class I:
9/30/2019	[2]	$10.00	0.10	(0.42)	(0.32)	(0.06)	—	(0.06)	$9.62	(3.22)%	$9,585	4.19%	4.19%	0.91%	3.76%

DoubleLine Emerging Markets Local Currency Bond Fund - Class N:
9/30/2019	[2]	$10.00	0.09	(0.42)	(0.33)	(0.05)	—	(0.05)	$9.62	(3.28)%	$97	4.44%	4.44%	1.16%	3.51%

															For the Period Ended
															9/30/2019
Portfolio turnover rate for all share classes[3]															2%

[1]   Calculated based on average shares outstanding during the period.

[2]   Commenced operations on June 28, 2019.

[3]   Not annualized for periods less than one year.

[4]   Annualized for periods less than one year.

			Income (Loss) from Investment Operations:			Less Distributions:						Ratios to Average Net Assets:
For the Period Ended		Net Asset Value, Beginning of Period	Net Investment Income (Loss)[1]	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain	Total Distributions	Net Asset Value, End of Period	Total Return[3]	Net Assets, End of Period (000’s)	Expenses Before Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Expenses After Investment Advisory Fees (Waived)[4]	Expenses After Advisory Fees (Waived) and Other Fees (Reimbursed)/ Recouped[4]	Net Investment Income (Loss)[4]

DoubleLine Income Fund - Class I:
9/30/2019	[2]	$10.00	0.02	(0.04)	(0.02)	(0.02)	—	(0.02)	$9.96	(0.24)%	$79,884	1.28%	1.28%	0.67%	3.75%

DoubleLine Income Fund - Class N:
9/30/2019	[2]	$10.00	0.02	(0.04)	(0.02)	(0.01)	—	(0.01)	$9.97	(0.16)%	$100	1.58%	1.58%	0.90%	3.26%

															For the Period Ended
															9/30/2019
Portfolio turnover rate for all share classes[3]															17%

[1]   Calculated based on average shares outstanding during the period.

[2]   Commenced operations on September 3, 2019.

[3]   Not annualized for periods less than one year.

[4]   Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	September 30, 2019	131

Notes to Financial Statements	(Unaudited) September 30, 2019

1.  Organization

DoubleLine Funds Trust, a Delaware statutory trust (the “Trust”), is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of 19 funds, DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Emerging Markets Fixed Income Fund, DoubleLine Multi-Asset Growth Fund, DoubleLine Low Duration Bond Fund, DoubleLine Floating Rate Fund, DoubleLine Shiller Enhanced CAPE®, DoubleLine Flexible Income Fund, DoubleLine Low Duration Emerging Markets Fixed Income Fund, DoubleLine Selective Credit Fund, Doubleline Long Duration Total Return Bond Fund, DoubleLine Strategic Commodity Fund, DoubleLine Global Bond Fund, DoubleLine Infrastructure Income Fund, DoubleLine Ultra Short Bond Fund, DoubleLine Shiller Enhanced International CAPE®, DoubleLine Colony Real Estate and Income Fund, DoubleLine Emerging Markets Local Currency Bond Fund and DoubleLine Income Fund (each, a “Fund” and, collectively, the “Funds”). For financial information related to the DoubleLine Selective Credit Fund, please refer to the DoubleLine Selective Credit Fund’s separate semi-annual report. Shares of the DoubleLine Emerging Markets Local Currency Bond Fund are currently only available for purchase by employees and officers of DoubleLine Capital LP (“DoubleLine Capital”) and DoubleLine Alternatives LP (formerly DoubleLine Commodity LP) (each, an “Adviser” and, collectively, the “Advisers”), their affiliates and their family members, and the Advisers and their affiliates.

Each Fund is classified as a diversified fund under the 1940 Act, except the DoubleLine Global Bond Fund, the DoubleLine Emerging Markets Local Currency Bond Fund and the DoubleLine Income Fund, which are classified as non-diversified Funds. Currently under the 1940 Act, a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation.

The Funds’ investment objectives and dates each share class commenced operations are as follows:

Commencement of Operations

Fund Name	Investment Objective	I Shares	N Shares	A Shares	R6 Shares

DoubleLine Total Return Bond Fund	Maximize total return	4/6/2010	4/6/2010	—	7/31/2019

DoubleLine Core Fixed Income Fund	Maximize current income and total return	6/1/2010	6/1/2010	—	7/31/2019

DoubleLine Emerging Markets Fixed Income Fund	Seek high total return from current income and capital appreciation	4/6/2010	4/6/2010	—	—

DoubleLine Multi-Asset Growth Fund (Consolidated)	Seek long-term capital appreciation	12/20/2010	—	12/20/2010	—

DoubleLine Low Duration Bond Fund	Seek current income	9/30/2011	9/30/2011	—	7/31/2019

DoubleLine Floating Rate Fund	Seek a high level of current income	2/1/2013	2/1/2013	—	—

DoubleLine Shiller Enhanced CAPE®	Seek total return which exceeds the total return of its benchmark index	10/31/2013	10/31/2013	—	7/31/2019

DoubleLine Flexible Income Fund	Seek long-term total return while striving to generate current income	4/7/2014	4/7/2014	—	7/31/2019

DoubleLine Low Duration Emerging Markets Fixed Income Fund	Seek long-term total return	4/7/2014	4/7/2014	—	—

DoubleLine Long Duration Total Return Bond Fund	Seek long-term total return	12/15/2014	12/15/2014	—	—

DoubleLine Strategic Commodity Fund (Consolidated)	Seek long-term total return	5/18/2015	5/18/2015	—	—

DoubleLine Global Bond Fund	Seek long-term total return	12/17/2015	12/17/2015	—	—

DoubleLine Infrastructure Income Fund	Seek long-term total return while striving to generate current income	4/1/2016	4/1/2016	—	—

DoubleLine Ultra Short Bond Fund	Seek to provide a level of current income consistent with limited price volatility	6/30/2016	6/30/2016	—	—

DoubleLine Shiller Enhanced International CAPE®	Seek total return which exceeds the total return of its benchmark index over a full market cycle	12/23/2016	12/23/2016	—	—

DoubleLine Colony Real Estate and Income Fund	Seek total return which exceeds the total return of its benchmark index over a full market cycle	12/17/2018	12/17/2018	—	—

DoubleLine Emerging Markets Local Currency Bond Fund	Seek high total return from current income and capital appreciation	6/28/2019	6/28/2019	—	—

DoubleLine Income Fund	Maximize total return through investment principally in income-producing securities	9/3/2019	9/3/2019	—	—

132	DoubleLine Funds Trust

(Unaudited) September 30, 2019

2.  Significant Accounting Policies

Each Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Funds have adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Funds are authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3. Assets and liabilities may be transferred between levels.

Fixed-income class	Examples of Inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer

US bonds and notes of government and government agencies	Standard inputs

Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports

Bank loans	Standard inputs

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as forward currency exchange contracts, options contracts, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy.

Securities may be fair valued by the Adviser in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Adviser’s valuation committee is generally responsible for overseeing the day to day valuation processes and

Semi-Annual Report	September 30, 2019	133

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2019

reports periodically to the Board. The Adviser’s valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations or third party vendor prices are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Funds’ investments as of September 30, 2019:

Category	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

Investments in Securities

Level 1

Money Market Funds	$1,220,686,518	$403,112,157	$8,857,385	$77,760,273	$377,281,314	$16,583,299

Affiliated Mutual Funds	69,980,655	1,405,437,595	—	64,788,316	49,650,000	—

Exchange Traded Funds and Common Stocks	—	1,310,765	2,207,286	45,167,395	862,916	—

Real Estate Investment Trusts	—	—	—	2,909,491	—	—

Total Level 1	1,290,667,173	1,809,860,517	11,064,671	190,625,475	427,794,230	16,583,299

Level 2

US Government and Agency Mortgage Backed Obligations	24,436,579,980	2,046,161,494	—	5,642,961	500,640,776	—

Non-Agency Residential Collateralized Mortgage Obligations	15,064,475,888	1,099,461,713	—	13,424,359	1,380,327,741	—

US Government and Agency Obligations	4,788,606,079	2,441,281,406	—	—	354,604,481	—

Non-Agency Commercial Mortgage Backed Obligations	3,674,540,833	924,349,219	—	—	1,271,832,769	—

Collateralized Loan Obligations	2,648,015,031	351,300,022	—	—	1,069,602,124	—

Asset Backed Obligations	2,135,675,427	286,081,208	—	11,229	562,742,252	—

Other Short Term Investments	499,568,011	172,872,851	—	6,288,572	252,004,291	—

Foreign Corporate Bonds	—	1,611,783,400	1,085,196,187	—	1,152,958,988	3,007,800

US Corporate Bonds	—	1,610,166,786	—	—	437,912,326	22,143,381

Bank Loans	—	317,687,745	—	—	185,522,089	251,389,625

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	—	122,181,862	68,961,660	—	104,613,391	—

Municipal Bonds	—	11,048,461	—	—	—	—

Total Level 2	53,247,461,249	10,994,376,167	1,154,157,847	25,367,121	7,272,761,228	276,540,806

Level 3

Non-Agency Residential Collateralized Mortgage Obligations	295,516,662	40,466,944	—	945,249		—

Asset Backed Obligations	—	7,179,585	—	—	—	—

Non-Agency Commercial Mortgage Backed Obligations	—	3,554,343	—	—	—	—

Collateralized Loan Obligations	—	—	—	252,774	—	—

Foreign Corporate Bonds	—	51,002	82,503	—	—	—

Warrants	—	—	—	—	—	—

Total Level 3	295,516,662	51,251,874	82,503	1,198,023	—	—

Total	$54,833,645,084	$12,855,488,558	$1,165,305,021	$217,190,619	$7,700,555,458	$293,124,105

Other Financial Instruments

Level 1

Futures Contracts	$(11,880,495)	$—	$—	$(475,253)	$—	$—

Total Level 1	(11,880,495)	—	—	(475,253)	—	—

Level 2

Excess Return Swaps	—	—	—	46,936	—	—

Forward Currency Exchange Contracts	—	—	—	(349,484)	—	—

Total Level 2	—	—	—	(302,548)	—	—

Level 3	—	—	—	—	—	—

Total	$(11,880,495)	$—	$—	$(777,801)	$—	$—

134	DoubleLine Funds Trust

(Unaudited) September 30, 2019

Category	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

Investments in Securities

Level 1

Money Market Funds	$462,366,519	$88,294,226	$4,342,101	$4,632,492	$16,023,059	$29,502,278

Affiliated Mutual Funds	300,249,400	98,039,801	—	—	—	—

Exchange Traded Funds and Common Stock	—	53,791	205,258	—	—	—

Total Level 1	762,615,919	186,387,818	4,547,359	4,632,492	16,023,059	29,502,278

Level 2

Non-Agency Commercial Mortgage Backed Obligations	974,941,226	154,602,061	—	—	—	—

Non-Agency Residential Collateralized Mortgage Obligations	889,720,412	289,859,443	—	—	—	—

Collateralized Loan Obligations	881,270,391	219,506,174	—	—	—	—

US Government and Agency Obligations	759,589,178	86,349,564	—	24,022,915	—	235,794,048

Foreign Corporate Bonds	614,765,581	230,255,303	188,400,423	—	—	—

US Government and Agency Mortgage Backed Obligations	588,004,968	12,296,931	—	64,015,450	—	—

Other Short Term Investments	540,066,239	—	—	5,091,020	408,650,775	—

Asset Backed Obligations	484,743,188	63,279,691	—	—	—	—

US Corporate Bonds	383,087,776	102,279,510	—	—	—	—

Bank Loans	302,955,525	70,548,446	—	—	—	—

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	50,460,699	11,829,967	29,286,845	—	—	891,974,367

Total Level 2	6,469,605,183	1,240,807,090	217,687,268	93,129,385	408,650,775	1,127,768,415

Level 3

Non-Agency Commercial Mortgage Backed Obligations	2,322,314	489,103	—	—	—	—

Foreign Corporate Bonds	1,498	1,500	4,494	—	—	—

Non-Agency Residential Collateralized Mortgage Obligations	—	23,885,370	—	—	—	—

Warrants	—	—	—	—	—	—

Total Level 3	2,323,812	24,375,973	4,494	—	—	—

Total	$7,234,544,914	$1,451,570,881	$222,239,121	$97,761,877	$424,673,834	$1,157,270,693

Other Financial Instruments

Level 1

Futures Contracts	$—	$—	$—	$(233,570)	$—	$—

Total Level 1	—	—	—	(233,570)	—	—

Level 2

Excess Return Swaps	243,730,851	—	—	—	1,844,982	—

Total Level 2	243,730,851	—	—	—	1,844,982	—

Level 3	—	—	—	—	—	—

Total	$243,730,851	$—	$—	$(233,570)	$1,844,982	$—

Semi-Annual Report	September 30, 2019	135

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2019

Category	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®	Doubleline Colony Real Estate and Income Fund	Doubleline Emerging Markets Local Currency Bond Fund	Doubleline Income Fund

Investments in Securities

Level 1

Money Market Funds	$11,808,903	$4,571,411	$1,122,903	$8,385,633	$991,113	$14,415,387

Affiliated Mutual Funds	—	—	2,686,692	—	—	—

Total Level 1	11,808,903	4,571,411	3,809,595	8,385,633	991,113	14,415,387

Level 2

Asset Backed Obligations	239,373,048	—	4,351,693	8,837,797	—	6,564,737

US Corporate Bonds	171,280,995	100,500,311	4,086,687	8,144,881	—	—

Foreign Corporate Bonds	103,198,104	61,611,667	4,752,061	9,483,683	459,522	—

Other Short Term Investments	—	1,997,722	4,661,583	9,582,152	—	7,927,956

Commercial Paper	—	155,611,495	—	—	—	—

US Government and Agency Mortgage Backed Obligations	—	17,749,265	5,197,881	9,643,552	—	—

Collateralized Loan Obligations	—	—	9,266,664	16,656,893	—	3,864,958

Non-Agency Residential Collateralized Mortgage Obligations	—	—	7,617,922	15,048,047	—	26,391,025

Non-Agency Commercial Mortgage Backed Obligations	—	—	7,692,072	17,118,018	—	28,620,835

US Government and Agency Obligations	5,476,797	—	6,568,987	13,472,556	—	—

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	—	—	652,857	1,190,392	8,117,132	—

Bank Loans	—	—	—	5,188,947	—	—

Total Level 2	519,328,944	337,470,460	54,848,407	114,366,918	8,576,654	73,369,511

Level 3

Foreign Corporate Bonds	10,507,827	—	—	—	—	—

Asset Backed Obligations	3,718,762	—	—	—	—	—

Total Level 3	14,226,589	—	—	—	—	—

Total	$545,364,436	$342,041,871	$58,658,002	$122,752,551	$9,567,767	$87,784,898

Other Financial Instruments

Level 1	$—	$—	$—	$—	$—	$—

Level 2

Forward Currency Exchange Contracts	—	—	(1,556,815)	—	—	—

Excess Return Swaps	—	—	4,447,620	21,108,283	—	—

Total Level 2	—	—	2,890,805	21,108,283	—	—

Level 3	—	—	—	—	—	—

Total	$—	$—	$2,890,805	$21,108,283	$—	$—

See the Schedules of Investments for further disaggregation of investment categories.

136	DoubleLine Funds Trust

(Unaudited) September 30, 2019

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

DoubleLine Flexible Income Fund	Fair Value as of 3/31/2019	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases[1]	Sales [2]	Transfers Into Level 3[4]	Transfers Out of Level 3[4]	Fair Value as of 9/30/2019	Net Change in Unrealized Appreciation (Depreciation) on securities held at 9/30/2019[3]
Investments in Securities
Non-Agency Residential Collateralized Mortgage Obligations	$31,930,691	$25,235	$(1,048,032)	$231,488	$173,534	$(148,348)	$—	$(7,279,198)	$23,885,370	$(1,071,776)
Non-Agency Commercial Mortgage Backed Obligations	502,275	—	(13,172)	—	—	—	—	—	489,103	(13,172)
Foreign Corporate Bonds	—	—	(195,500)	—	197,000	—	—	—	1,500	—
Total	$32,432,966	$25,235	$(1,256,704)	$231,488	$370,534	$(148,348)	$—	$(7,279,198)	$24,375,973	$(1,084,948)

DoubleLine Infrastructure Income Fund	Fair Value as of 3/31/2019	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases[1]	Sales [2]	Transfers Into Level 3[4]	Transfers Out of Level 3[4]	Fair Value as of 9/30/2019	Net Change in Unrealized Appreciation (Depreciation) on securities held at 9/30/2019[3]
Investments in Securities
Foreign Corporate Bonds	$10,288,000	$(642)	$315,708	$(1,377)	$—	$(93,862)	$—	$—	$10,507,827	$333,208
Asset Backed Obligations	4,987,050	6,386	2,493	—	—	(1,277,167)	—	—	3,718,762	6,301
Total	$15,275,050	$5,744	$318,201	$(1,377)	$—	$(1,371,029)	$—	$—	$14,226,589	$339,509

[1]	Purchases include all purchases of securities, payups and corporate actions.

[2]	Sales include all sales of securities, maturities, and paydowns.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on securities held at September 30, 2019 may be due to a security that was not held or categorized as Level 3 at either period end.

[4]

Transfers into or out of Level 3 can be attributed to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of those instruments.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

DoubleLine Flexible Income Fund	Fair Value as of 9/30/2019*	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)+	Impact to valuation from an increase to input

Non-Agency Residential Collateralized Mortgage Obligations	$23,885,370	Market Comparables		Market Quotes		$94.30 - $103.87 ($99.89)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Non-Agency Commercial Mortgage Backed Obligations	489,103	Market Comparables		Yields		39.95% (39.95% )	Increase in yields would have resulted in the decrease in the fair value of the security

Foreign Corporate Bonds	1,500	Enterprise Value		EBITDA multiples		5x - 6.5x (5.75x)	Significant changes in the EBITDA multiple would have resulted in direct changes in the fair value of the security

DoubleLine Infrastructure Income Fund	Fair Value as of 9/30/2019*	Valuation Techniques	Unobservable Input	Unobservable Input Values (Weighted Average)+	Impact to valuation from an increase to input

Foreign Corporate Bonds	$10,507,827	Market Comparables		Market Quotes		$107.50 ($107.50)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

Asset Backed Obligations	3,718,762	Market Comparables		Market Quotes		$99.97 ($99.97)	Significant changes in the market quotes would have resulted in direct and proportional changes in the fair value of the security

*

Level 3 securities are typically valued by pricing vendors. The appropriateness of fair values for these securities is monitored on an ongoing basis by the Adviser, which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

+	Unobservable inputs were weighted by the relative fair value of the instruments.

B. Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

Semi-Annual Report	September 30, 2019	137

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2019

The Funds may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years, 2019, 2018 and 2017 for the Funds, are those that are open for exam by taxing authorities to the extent that each Fund operated within those respective tax years. As of September 30, 2019, the Funds have no examinations in progress.

Management has analyzed the Funds’ tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended March 31, 2019. The Funds identify their major tax jurisdictions as U.S. Federal, the State of Delaware and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income, including non-cash interest, is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income on the Statements of Operations.

D. Foreign Currency Translation. The Funds’ books and records are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Investment securities transactions, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments.

E. Dividends and Distributions to Shareholders. With the exception of the DoubleLine Multi-Asset Growth Fund, the DoubleLine Strategic Commodity Fund, the DoubleLine Global Bond Fund and the DoubleLine Emerging Markets Local Currency Bond Fund, dividends from net investment income will be declared and paid monthly. Dividends from the net investment income of the DoubleLine Multi-Asset Growth Fund, the DoubleLine Global Bond Fund and the DoubleLine Emerging Markets Local Currency Bond Fund will be declared and paid quarterly. Dividends from the net investment income of the DoubleLine Strategic Commodity Fund will be declared and paid annually. The Funds will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Distributions from investment companies will be classified as investment income or realized gains in the Statements of Operations based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

F. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G. Share Valuation. The NAV per share of a class of shares of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses) attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Funds’ NAV is typically calculated on days when the New York Stock Exchange opens for regular trading.

138	DoubleLine Funds Trust

(Unaudited) September 30, 2019

H. Unfunded Loan Commitments. The Funds may enter into certain credit agreements, of which all or a portion may be unfunded. These commitments are disclosed in the accompanying Schedules of Investments. The Funds are obligated to fund these commitments at the borrower’s discretion. The Funds generally will maintain with their custodian liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments.

I. Contingencies. Between 2011 and 2014, the Commonwealth of Puerto Rico issued certain general obligation bonds, which are currently the subject of litigation. DoubleLine Multi-Asset Growth Fund previously purchased and sold certain of these general obligation bonds and may have some exposure to this litigation. At this time, it is not anticipated that this litigation will have a material adverse effect on the Multi-Asset Growth Fund. As of September 30, 2019, no loss contingency has been recorded in the financial statements.

J. Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee and officer of the Funds is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

K. Basis for Consolidation. The DoubleLine Multi-Asset Growth Fund and the DoubleLine Strategic Commodity Fund may invest up to 25% of their total assets in the DoubleLine Cayman Multi-Asset Growth Fund I, Ltd. and the DoubleLine Strategic Commodity, Ltd. (each, a “Subsidiary” and, collectively, the “Subsidiaries”), respectively. The Subsidiaries, which are organized under the laws of the Cayman Islands, are wholly-owned and controlled by each respective Fund. Each Subsidiary invests in commodity-related investments and other investments. The consolidated financial statements include the accounts and balances of each Fund and its respective Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

As of September 30, 2019, the relationship of the Subsidiary to each respective Fund was as follows:

	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Strategic Commodity Fund (Consolidated)

Commencement of Operations	6/15/2011	5/18/2015

Fund Net Assets	$226,000,411	$426,063,070

Subsidiary % of Fund Net Assets	5.11%	23.59%

Subsidiary Financial Statement Information

Net Assets	$11,544,383	$100,522,843

Total Income	$127,144	$1,276,582

Net Realized Gain/(Loss)	$85,752	$(32,313,376)

L. Other. Each share class of a Fund is charged for those expenses that are directly attributable to that share class. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or in such a manner as the Funds’ Board may in its sole discretion consider fair and equitable to each Fund. Investment income, Fund expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net assets of the classes.

3. Related and Other Party Transactions

The Advisers provide the Funds with investment management services under Investment Management Agreements (the “Agreements”). Under the Agreements, each Adviser manages the investment of the assets of the applicable Fund, places orders for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Trust’s business affairs. As compensation for its services, each Adviser is entitled to a monthly fee at the annual rates of the average daily net assets of the Funds (the “Advisory Fee”) in the following table. Each Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Funds. On December 11, 2018, DoubleLine Alternatives LP, the investment adviser of the DoubleLine Colony Real Estate and Income Fund (the “Fund”), engaged DoubleLine Capital LP to serve as sub-adviser to the Fund to manage its investment in debt instruments.

Each Adviser has contractually agreed to limit certain of the Funds’ ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed the following ratios (the “Expense Caps”). For the purposes of the expense limitation agreement between each Adviser and the Funds, “ordinary operating expenses” excludes taxes, commissions, mark-ups, litigation expenses,

Semi-Annual Report	September 30, 2019	139

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2019

indemnification expenses, interest expenses, acquired fund fees and expenses, and any extraordinary expenses. With the exception of the DoubleLine Colony Real Estate and Income Fund, the DoubleLine Emerging Markets Local Currency Bond Fund and the DoubleLine Income Fund, each Fund’s expense limitation is expected to apply until at least July 31, 2020. DoubleLine Colony Real Estate and Income Fund’s expense limitation is expected to apply until at least December 11, 2020. DoubleLine Emerging Markets Local Currency Bond Fund’s expense limitation is expected to apply until at least June 26, 2021. DoubleLine Income Fund’s expense limitation is expected to apply until at least September 2, 2021. Each may be terminated during the term only by a majority vote of the disinterested Trustees of the Board.

		Expense Caps

	Advisory Fee	I Shares	N Shares	A Shares	R6 Shares

DoubleLine Total Return Bond Fund	0.40%	N/A	N/A	N/A	N/A

DoubleLine Core Fixed Income Fund	0.40%	N/A	N/A	N/A	N/A

DoubleLine Emerging Markets Fixed Income Fund	0.75%	0.95%	1.20%	N/A	N/A

DoubleLine Multi-Asset Growth Fund (Consolidated)	0.95%	1.15%	N/A	1.40%	N/A

DoubleLine Low Duration Bond Fund	0.35%	0.47%	0.72%	N/A	0.42%

DoubleLine Floating Rate Fund	0.50%	0.75%	1.00%	N/A	N/A

DoubleLine Shiller Enhanced CAPE®	0.45%	0.65%	0.90%	N/A	0.60%

DoubleLine Flexible Income Fund	0.62%	0.82%	1.07%	N/A	0.77%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.50%	0.59%	0.84%	N/A	N/A

DoubleLine Long Duration Total Return Bond Fund	0.50%	0.65%	0.90%	N/A	N/A

DoubleLine Strategic Commodity Fund (Consolidated)	0.90%	1.10%	1.35%	N/A	N/A

DoubleLine Global Bond Fund	0.50%	0.70%	0.95%	N/A	N/A

DoubleLine Infrastructure Income Fund	0.50%	0.65%	0.90%	N/A	N/A

DoubleLine Ultra Short Bond Fund	0.15%	0.30%	0.55%	N/A	N/A

DoubleLine Shiller Enhanced International CAPE®	0.50%	0.65%	0.90%	N/A	N/A

DoubleLine Colony Real Estate and Income Fund	0.45%	0.65%	0.90%	N/A	N/A

DoubleLine Emerging Markets Local Currency Bond Fund	0.75%	0.90%	1.15%	N/A	N/A

DoubleLine Income Fund	0.50%	0.65%	0.90%	N/A	N/A

Other than as described above, to the extent that an Adviser waives its investment advisory fee and/or reimburses a Fund for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed. Each Fund must pay its current ordinary operating expenses before each Adviser is entitled to any recoupment. Any such recoupment would be subject to review by the Board and will be subject to the Fund’s expense limitations in place when the fees were waived or the expenses were reimbursed.

Each Adviser, as applicable, contractually waived a portion of its fees or reimbursed certain operating expenses and may recapture a portion of the amounts no later than the dates as stated in the following table:

	March 31

	2020	2021	2022	2023

DoubleLine Multi-Asset Growth Fund (Consolidated)	$—	$—	$—	$1,439

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$443,142	$613,726	$119,396	$11,024

DoubleLine Long Duration Total Return Bond Fund	$80,395	$101,274	$36,189	$6,331

DoubleLine Strategic Commodity Fund (Consolidated)	$88,840	$90,794	$18,303	$18,659

DoubleLine Global Bond Fund	$13,273	$—	$—	$—

DoubleLine Infrastructure Income Fund	$172,344	$—	$—	$—

DoubleLine Ultra Short Bond Fund	$220,735	$30,967	$—	$—

DoubleLine Shiller Enhanced International CAPE®	$171,882	$389,095	$236,220	$44,615

DoubleLine Colony Real Estate and Income Fund	$—	$—	$186,881	$305,440

DoubleLine Emerging Markets Local Currency Bond Fund	$—	$—	$—	$80,277

DoubleLine Income Fund	$—	$—	$—	$24,460

140	DoubleLine Funds Trust

(Unaudited) September 30, 2019

For the period ended September 30, 2019, each Adviser recouped the amounts shown from the following Funds:

DoubleLine Multi-Asset Growth Fund (Consolidated)	$38,244

DoubleLine Strategic Commodity Fund (Consolidated)	$95,000

If a Fund invested in other investment vehicles sponsored by an Adviser (“other DoubleLine Funds”) during the period, such Adviser waived its advisory fee to the Fund in an amount equal to the advisory fees paid to the Adviser by the other DoubleLine Funds in respect of Fund assets so invested. Accordingly, the Adviser waived the following fees for the period ended September 30, 2019.

DoubleLine Total Return Bond Fund	$16,376

DoubleLine Core Fixed Income Fund	$3,406,064

DoubleLine Multi-Asset Growth Fund (Consolidated)	$137,241

DoubleLine Low Duration Bond Fund	$123,962

DoubleLine Shiller Enhanced CAPE®	$178,148

DoubleLine Flexible Income Fund	$238,164

DoubleLine Shiller Enhanced International CAPE®	$11,497

DoubleLine Colony Real Estate and Income Fund	$10,974

As of September 30, 2019, greater than 5% of the following DoubleLine Funds was held by other DoubleLine Funds as follows:

Affiliated Fund Held	% Owned	Significant Owner

DoubleLine Global Bond Fund	75%	DoubleLine Core Fixed Income Fund

DoubleLine Infrastructure Income Fund	87%	DoubleLine Core Fixed Income Fund

DoubleLine Long Duration Total Return Bond Fund	57%	DoubleLine Core Fixed Income Fund

DoubleLine Global Bond Fund	8%	DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund	22%	DoubleLine Low Duration Bond Fund

DoubleLine Ultra Short Bond Fund	89%	DoubleLine Shiller Enhanced CAPE®

DoubleLine Income Fund	88%	DoubleLine Total Return Bond Fund

DoubleLine Capital LP and certain DoubleLine affiliated advisers provide investment advisory, sub-advisory, or consulting services to a variety of investors, including investment program sponsors, separate accounts, and mutual funds sponsored by third parties (collectively “third-party accounts”). Those services may result, directly or indirectly, in investments by the third-party accounts in one or more of the Funds. At times, the third-party accounts’ investments, individually or in the aggregate, may represent material interests in one or more of the Funds. The third-party accounts’ transaction activity in a Fund may cause a Fund to incur material transaction costs, to realize taxable gains distributable to shareholders, and/or to buy or sell assets at a time when the Fund might not otherwise do so, each of which may adversely affect a Fund’s performance. See the description of Large Shareholder Risk in the Principal Risks Note for more information. Records available to the Funds reflect that greater than 25% of the following Funds were held by third-party accounts as of September 30, 2019:

% Owned

DoubleLine Multi-Asset Growth Fund (Consolidated)	76%

4.  Distribution, Sales Charge and Redemption Fees

Class N shares and Class A shares of the Funds make payments under a distribution plan (the “Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Fund’s distributor for distribution and related services at an annual rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N and Class A shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class N and Class A shares.

The Class A shares of DoubleLine Multi-Asset Growth Fund have a maximum sales charge imposed on purchases of 4.25% of the offering price and a maximum contingent deferred sales charge of 0.75% that applies to purchases of $1 million or more of Class A shares if the shares are redeemed within 18 months of purchase.

The DoubleLine Floating Rate Fund imposes redemption fees. Redemption fees are paid to and retained by the Fund to limit the opportunity to market time the Fund and to help offset estimated portfolio transaction costs and other related costs incurred by the Fund as a result of short-term trading. Subject to the exceptions discussed in the Fund’s prospectus, the DoubleLine Floating Rate Fund will apply a redemption fee equal to 1% of the value of any shares redeemed within 90 days of purchase.

Semi-Annual Report	September 30, 2019	141

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2019

5.  Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the period ended September 30, 2019 were as follows:

	All Other		U.S. Government[1]

	Purchases at Cost	Sales or Maturity Proceeds	Purchases at Cost	Sales or Maturity Proceeds

DoubleLine Total Return Bond Fund	$7,672,532,848	$5,193,625,340	$2,910,278,953	$532,296,211

DoubleLine Core Fixed Income Fund	$1,950,197,355	1,165,949,695	1,360,188,406	894,570,662

DoubleLine Emerging Markets Fixed Income Fund	$212,057,102	157,966,358	—	—

DoubleLine Multi-Asset Growth Fund (Consolidated)	$11,816,913	31,960,785	—	—

DoubleLine Low Duration Bond Fund	$2,042,881,118	1,694,420,121	251,257,689	236,341,266

DoubleLine Floating Rate Fund	$114,083,850	296,033,159	—	—

Doubleline Shiller Enhanced CAPE®	$2,041,426,793	1,090,966,252	537,209,713	206,982,020

DoubleLine Flexible Income Fund	$273,870,722	175,561,389	66,392,968	24,579,017

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$100,291,137	112,715,578	—	—

DoubleLine Selective Credit Fund	$335,440,685	116,713,971	—	—

DoubleLine Long Duration Total Return Bond Fund	$3,389,930	5,834,697	16,973,559	8,851,242

DoubleLine Strategic Commodity Fund (Consolidated)	$—	—	—	—

DoubleLine Global Bond Fund	$81,277,790	6,915,315	28,569,169	14,120,771

DoubleLine Infrastructure Income Fund	$25,191,366	17,889,825	5,512,246	—

DoubleLine Ultra Short Bond Fund	$100,192,583	34,469,235	—	—

Doubleline Shiller Enhanced International CAPE®	$7,161,454	17,972,412	4,204,395	1,233,959

Doubleline Colony Real Estate and Income Fund	$40,427,716	36,059,121	20,902,170	19,800,215

DoubleLine Emerging Markets Local Currency Bond Fund	$8,618,468	86,157	—	—

DoubleLine Income Fund	$65,297,668	61,628	20,377,477	12,192,434

[1]	U.S. Government transactions are defined as those involving long-term U.S. Treasury bills, bonds and notes.

6.  Income Tax Information and Distributions to Shareholders

The tax character of distributions for the Funds were as follows:

	Period Ended September 30, 2019		Period Ended March 31, 2019

	Ordinary Income	Long Term Capital Gain	Ordinary Income	Long Term Capital Gain

DoubleLine Total Return Bond Fund	$952,702,409	$—	$1,815,432,826	$—

DoubleLine Core Fixed Income Fund	$209,001,872	$—	$368,044,606	$—

DoubleLine Emerging Markets Fixed Income Fund	$28,072,242	$—	$42,188,421	$—

DoubleLine Multi-Asset Growth Fund (Consolidated)	$2,789,127	$—	$6,736,113	$—

DoubleLine Low Duration Bond Fund	$116,534,663	$—	$187,300,764	$—

DoubleLine Floating Rate Fund	$10,411,825	$—	$30,699,519	$—

Doubleline Shiller Enhanced CAPE®	$98,784,219	$—	$171,498,030	$520,841,008

DoubleLine Flexible Income Fund	$31,417,417	$—	$57,222,133	$—

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$3,853,315	$—	$5,656,066	$148,364

DoubleLine Long Duration Total Return Bond Fund	$1,166,786	$—	$2,231,875	$—

DoubleLine Strategic Commodity Fund (Consolidated)	$—	$—	$5,581,183	$—

DoubleLine Global Bond Fund	$8,944,972	$—	$9,826,720	$—

DoubleLine Infrastructure Income Fund	$8,932,238	$—	$17,600,337	$88,676

DoubleLine Ultra Short Bond Fund	$3,358,484	$—	$5,966,067	$11,100

Doubleline Shiller Enhanced International CAPE®	$967,633	$—	$3,041,578	$3,079,477

Doubleline Colony Real Estate and Income Fund	$1,738,630	$—	$575,909	$—

DoubleLine Emerging Markets Local Currency Bond Fund	$57,688	$—	$—	$—

DoubleLine Income Fund	$124,790	$—	$—	$—

142	DoubleLine Funds Trust

(Unaudited) September 30, 2019

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero.

The amount and character of tax-basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The cost basis of investments for federal income tax purposes as of March 31, 2019, was as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

Tax Cost of Investments	$50,773,950,536	$11,494,467,605	$1,139,068,996	$226,795,988	$6,932,821,601	$492,019,294

Gross Tax Unrealized Appreciation	1,038,506,534	183,854,117	21,377,091	6,252,373	32,485,025	1,460,922

Gross Tax Unrealized Depreciation	(1,346,104,575)	(162,921,049)	(66,573,915)	(11,408,349)	(47,532,797)	(9,438,178)

Net Tax Unrealized Appreciation (Depreciation)	(307,598,041)	20,933,068	(45,196,824)	(5,155,976)	(15,047,772)	(7,977,256)

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

Tax Cost of Investments	$5,639,310,840	$1,317,303,070	$220,418,164	$80,215,996	$507,954,079	$1,061,323,841

Gross Tax Unrealized Appreciation	252,992,764	16,422,483	2,642,705	1,747,520	2,760,202	20,685,773

Gross Tax Unrealized Depreciation	(45,981,379)	(35,404,085)	(3,685,204)	(1,151,920)	(119,656)	(18,345,701)

Net Tax Unrealized Appreciation (Depreciation)	207,011,385	(18,981,602)	(1,042,499)	595,600	2,640,546	2,340,072

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Colony Real Estate and Income Fund

Tax Cost of Investments	$534,424,149	$237,599,906	$59,373,902	$115,917,535

Gross Tax Unrealized Appreciation	6,536,369	82,113	5,203,557	12,046,442

Gross Tax Unrealized Depreciation	(3,954,047)	(134,674)	(2,106,479)	(114,564)

Net Tax Unrealized Appreciation (Depreciation)	2,582,322	(52,561)	3,097,078	11,931,878
As of March 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Core Fixed Income Fund	DoubleLine Emerging Markets Fixed Income Fund	DoubleLine Multi-Asset Growth Fund (Consolidated)	DoubleLine Low Duration Bond Fund	DoubleLine Floating Rate Fund

Net Tax Unrealized Appreciation (Depreciation)	$(307,598,041)	$20,933,068	$(45,196,824)	$(5,155,976)	$(15,047,772)	$(7,977,256)

Undistributed Ordinary Income	28,445,127	9,166,328	416,350	629,672	5,064,704	1,401,866

Undistributed Long Term Capital Gains	—	—	—	—	—	—

Total Distributable Earnings	28,445,127	9,166,328	416,350	629,672	5,064,704	1,401,866

Other Accumulated Gains (Losses)	(2,930,113,238)	(151,610,368)	(16,226,120)	(5,198,815)	(57,630,878)	(19,207,823)

Total Accumulated Earnings (Losses)	(3,209,266,152)	(121,510,972)	(61,006,594)	(9,725,119)	(67,613,946)	(25,783,213)

	DoubleLine Shiller Enhanced CAPE®	DoubleLine Flexible Income Fund	DoubleLine Low Duration Emerging Markets Fixed Income Fund	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Global Bond Fund

Net Tax Unrealized Appreciation (Depreciation)	$207,011,385	$(18,981,602)	$(1,042,499)	$595,600	$2,640,546	$2,340,072

Undistributed Ordinary Income	4,664,007	1,260,453	216,284	145,400	1,016,555	1,970,909

Undistributed Long Term Capital Gains	—	—	—	—	—	—

Total Distributable Earnings	4,664,007	1,260,453	216,284	145,400	1,016,555	1,970,909

Other Accumulated Gains (Losses)	(23,259,698)	(10,358,178)	(812,535)	(1,675,044)	(25,719)	(1,183,603)

Total Accumulated Earnings (Losses)	188,415,694	(28,079,327)	(1,638,750)	(934,044)	3,631,382	3,127,378

Semi-Annual Report	September 30, 2019	143

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2019

	DoubleLine Infrastructure Income Fund	DoubleLine Ultra Short Bond Fund	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Colony Real Estate and Income Fund

Net Tax Unrealized Appreciation (Depreciation)	$2,582,322	$(52,561)	$3,097,078	$11,931,878

Undistributed Ordinary Income	1,788,151	488,685	59,829	866,912

Undistributed Long Term Capital Gains	—	1,720	—	—

Total Distributable Earnings	1,788,151	490,405	59,829	866,912

Other Accumulated Gains (Losses)	(3,674,997)	(432,940)	(14,504,578)	(206,872)

Total Accumulated Earnings (Losses)	695,476	4,904	(11,347,671)	12,591,918

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

As of March 31, 2019, the following capital loss carryforwards were available:

Capital Loss Carryforward

DoubleLine Total Return Bond Fund	$2,896,108,267

DoubleLine Core Fixed Income Fund	$142,720,807

DoubleLine Emerging Markets Fixed Income Fund	$16,554,899

DoubleLine Multi-Asset Growth Fund	$4,685,307

DoubleLine Low Duration Bond Fund	$54,251,167

DoubleLine Floating Rate Fund	$18,012,940

DoubleLine Flexible Income Fund	$9,555,224

DoubleLine Low Duration Emerging Markets Fixed Income Fund	$672,252

DoubleLine Long Duration Total Return Bond Fund	$1,542,936

DoubleLine Strategic Commodity Fund (Consolidated)	$24,434

DoubleLine Global Bond Fund	$189,421

DoubleLine Infrastructure Income Fund	$2,182,224

DoubleLine Shiller Enhanced International CAPE®	$14,455,349

As of March 31, 2019, the following funds deferred, on a tax basis, losses of:

	Post-October Loss	Late-Year Loss

DoubleLine Shiller Enhanced CAPE®	$19,893,307	$—

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to paydown losses, accretion of discount on certain debt instruments, foreign currency gains (losses), consent fee income and equalization. For the period ended March 31, 2019, the following table shows the reclassifications made:

	Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital

DoubleLine Total Return Bond Fund	$174,096,920	$(170,387,162)	$(3,709,758)

DoubleLine Core Fixed Income Fund	5,800,879	(5,800,879)	—

DoubleLine Emerging Markets Fixed Income Fund	254,145	(254,145)	—

DoubleLine Multi-Asset Growth Fund (Consolidated)	771,705	(771,562)	(143)

DoubleLine Low Duration Bond Fund	2,754,781	(2,754,781)	—

DoubleLine Floating Rate Fund	4	(4)	—

144	DoubleLine Funds Trust

(Unaudited) September 30, 2019

	Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-in Capital

DoubleLine Shiller Enhanced CAPE®	$3,349,895	$(56,189,612)	$52,839,717

DoubleLine Flexible Income Fund	3,872,775	(3,872,775)	—

DoubleLine Low Duration Emerging Markets Fixed Income Fund	30,545	1,037,121	(1,067,666)

DoubleLine Strategic Commodity Fund (Consolidated)	(1,430,467)	31,051,705	(29,621,238)

DoubleLine Global Bond Fund	1,170,382	(1,170,382)	—

DoubleLine Infrastructure Income Fund	204,813	(204,813)	—

DoubleLine Shiller Enhanced International CAPE®	165,809	(1,546,604)	1,380,795

DoubleLine Colony Real Estate and Income Fund	398	(398)	—

7.  Share Transactions

Transactions in each Fund’s shares were as follows:

	DoubleLine Total Return Bond Fund				DoubleLine Core Fixed Income Fund

	Period Ended September 30, 2019		Year Ended March 31, 2019		Period Ended September 30, 2019		Year Ended March 31, 2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	677,392,765	$7,217,808,744	1,490,179,137	$15,510,544,602	166,172,392	$1,830,186,219	464,583,673	$4,957,014,783

Class N	95,949,927	1,022,456,555	183,601,877	1,910,373,756	9,905,235	108,978,540	22,061,542	235,534,950

Class R6	11,898	127,204	—	—	9,050	100,000	—	—

Reinvested Dividends

Class I	60,904,896	650,142,236	116,927,597	1,216,005,602	11,708,674	129,237,974	21,266,340	227,044,296

Class N	9,662,766	103,080,882	20,756,543	215,731,862	1,106,678	12,201,127	2,534,350	27,030,113

Class R6	73	782	—	—	51	571	—	—

Shares Redeemed

Class I	(490,413,292)	(5,231,466,545)	(1,561,094,553)	(16,225,662,105)	(102,713,069)	(1,133,627,214)	(368,274,555)	(3,923,381,287)

Class N	(86,230,701)	(918,210,838)	(359,862,616)	(3,741,093,186)	(13,776,679)	(150,818,412)	(41,791,012)	(445,241,562)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	267,278,332	$2,843,939,020	(109,492,015)	$(1,114,099,469)	72,412,332	$796,258,805	100,380,338	$1,078,001,293

	DoubleLine Emerging Markets Fixed Income Fund				DoubleLine Multi-Asset Growth Fund (Consolidated)

	Period Ended September 30, 2019		Year Ended March 31, 2019		Period Ended September 30, 2019		Year Ended March 31, 2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	25,209,181	$265,390,472	49,438,398	$504,827,778	588,246	$5,427,226	3,149,417	$28,788,520

Class N	5,323,073	55,907,275	8,624,137	88,009,516	—	—	—	—

Class A	—	—	—	—	3,829,562	35,304,484	10,395,458	94,432,779

Reinvested Dividends

Class I	1,582,246	16,614,244	2,558,655	26,044,732	30,701	285,352	108,061	986,751

Class N	247,523	2,599,678	399,647	4,071,656	—	—	—	—

Class A	—	—	—	—	12,352	114,305	42,502	385,282

Shares Redeemed

Class I	(21,331,451)	(224,237,683)	(50,744,106)	(518,520,307)	(1,116,367)	(10,310,829)	(5,152,073)	(46,888,464	)#

Class N	(5,686,135)	(59,801,282)	(12,102,876)	(123,607,795)	—	—	—	—

Class A	—	—	—	—	(3,188,081)	(29,395,180)	(7,371,729)	(66,960,743	)#

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	5,344,437	$56,472,704	(1,826,145)	$(19,174,420)	156,413	$1,425,358	1,171,636	$10,744,125

Semi-Annual Report	September 30, 2019	145

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2019

	DoubleLine Low Duration Bond Fund				DoubleLine Floating Rate Fund

	Period Ended September 30, 2019		Year Ended March 31, 2019		Period Ended September 30, 2019		Year Ended March 31, 2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	181,418,319	$1,819,906,182	391,622,024	$3,891,548,519	1,410,850	$13,666,232	23,857,689	$235,473,395

Class N	28,856,886	289,333,515	53,547,553	531,783,254	1,887,306	18,315,304	6,681,284	65,821,008

Class R6	9,970	100,000	—	—	—	—	—	—

Reinvested Dividends

Class I	7,411,247	74,285,255	11,776,968	116,992,306	400,166	3,859,616	1,187,834	11,628,545

Class N	1,748,657	17,509,316	3,256,885	32,321,353	128,471	1,241,221	313,544	3,072,852

Class R6	52	520	—	—	—	—	—	—

Shares Redeemed

Class I	(131,984,347)	(1,324,276,035)	(264,585,052)	(2,629,407,787)	(16,381,816)	(158,136,336)^	(31,064,172)	(302,614,569)~

Class N	(20,321,294)	(203,529,563)	(52,645,346)	(522,909,938)	(6,489,957)	(62,598,737)^	(9,558,966)	(93,271,217)~

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	67,139,490	$673,329,190	142,973,032	$1,420,327,707	(19,044,980)	$(183,652,700)	(8,582,787)	$(79,889,986)

	DoubleLine Shiller Enhanced CAPE®				DoubleLine Flexible Income Fund

	Period Ended September 30, 2019		Year Ended March 31, 2019		Period Ended September 30, 2019		Year Ended March 31, 2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	97,687,175	$1,496,361,233	151,929,898	$2,267,115,217	26,127,216	$253,917,377	59,682,054	$577,648,219

Class N	30,603,114	468,969,801	40,052,173	604,670,228	6,040,663	58,737,850	13,525,967	130,809,752

Class R6	7,594	119,082	—	—	10,267	100,000	—	—

Reinvested Dividends

Class I	4,206,959	64,323,060	31,787,951	450,246,732	1,991,124	19,342,434	3,775,328	36,469,886

Class N	661,539	10,102,689	8,856,673	124,462,493	463,825	4,500,808	855,875	8,260,527

Class R6	37	566	—	—	75	726	—	—

Shares Redeemed

Class I	(35,554,508)	(543,119,774)	(139,483,637)	(2,028,238,261)	(17,501,947)	(170,284,359)	(53,356,139)	(515,250,500)

Class N	(13,777,110)	(210,383,424)	(34,219,885)	(508,122,667)	(2,829,884)	(27,508,745)	(12,760,234)	(123,295,718)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	83,834,800	$1,286,373,233	58,923,173	$910,133,742	14,301,339	$138,806,091	11,722,851	$114,642,166

	DoubleLine Low Duration Emerging Markets Fixed Income Fund				DoubleLine Long Duration Total Return Bond Fund

	Period Ended September 30, 2019		Year Ended March 31, 2019		Period Ended September 30, 2019		Year Ended March 31, 2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	3,136,708	$31,115,338	13,253,315	$127,800,155	1,088,213	$11,130,716	1,453,308	$13,757,195

Class N	379,643	3,759,935	1,624,940	15,708,751	818,771	8,540,372	1,787,097	17,180,959

Reinvested Dividends

Class I	201,501	1,998,056	268,895	2,596,179	23,790	248,356	31,489	298,458

Class N	32,828	325,797	82,239	794,132	17,390	180,528	34,051	323,273

Shares Redeemed

Class I	(2,742,411)	(27,233,277)	(8,026,631)	(77,362,377)	(622,093)	(6,351,298)	(476,449)	(4,527,596)

Class N	(1,094,252)	(10,894,514)	(5,214,706)	(50,304,061)	(747,595)	(7,632,990)	(1,505,170)	(14,329,963)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(85,983)	$(928,665)	1,988,052	$19,232,779	578,476	$6,115,684	1,324,326	$12,702,326

146	DoubleLine Funds Trust

(Unaudited) September 30, 2019

	DoubleLine Strategic Commodity Fund (Consolidated)				DoubleLine Global Bond Fund

	Period Ended September 30, 2019		Year Ended March 31, 2019		Period Ended September 30, 2019		Year Ended March 31, 2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	12,138,020	$112,050,087	51,965,097	$516,765,655	10,752,646	$111,897,909	41,896,109	$431,191,745

Class N	1,111,397	10,324,968	4,278,833	43,053,774	46,309	481,803	454,642	4,665,810

Reinvested Dividends

Class I	—	—	492,779	4,381,702	6,021	62,856	11,116	112,997

Class N	—	—	64,971	573,842	4,368	45,766	24,717	250,561

Shares Redeemed

Class I	(16,855,010)	(155,020,874)	(27,846,073)	(265,573,494)	(952,937)	(9,948,686)	(1,374,705)	(13,942,614)

Class N	(2,303,251)	(21,396,253)	(4,339,895)	(41,915,785)	(1,155,171)	(12,085,158)	(1,613,491)	(16,291,034)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(5,908,844)	$(54,042,072)	24,615,712	$257,285,694	8,701,236	$90,454,490	39,398,388	$405,987,465

	DoubleLine Infrastructure Income Fund				DoubleLine Ultra Short Bond Fund

	Period Ended September 30, 2019		Year Ended March 31, 2019		Period Ended September 30, 2019		Year Ended March 31, 2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	1,098,026	$11,265,375	4,224,035	$41,902,955	10,599,335	$106,621,789	13,957,515	$140,002,062

Class N	86,265	891,534	302,384	3,006,495	222,701	2,239,803	310,286	3,115,733

Reinvested Dividends

Class I	23,304	240,528	82,364	816,483	35,306	354,640	53,340	534,792

Class N	3,788	39,103	27,897	276,193	4,141	41,635	3,341	33,526

Shares Redeemed

Class I	(1,977,280)	(20,199,421)	(4,570,223)	(45,235,490)	(809,799)	(8,139,823)	(7,159,074)	(71,734,991)

Class N	(52,956)	(544,196)	(2,004,820)	(19,826,866)	(33,571)	(337,676)	(90,656)	(910,228)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(818,853)	$(8,307,077)	(1,938,363)	$(19,060,230)	10,018,113	$100,780,368	7,074,752	$71,040,894

	DoubleLine Shiller Enhanced International CAPE®				DoubleLine Colony Real Estate and Income Fund

	Period Ended September 30, 2019		Year Ended March 31, 2019		Period Ended September 30, 2019		Period Ended March 31, 2019

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares Sold

Class I	599,207	$6,265,588	1,839,855	$18,854,935	542,230	$6,391,458	10,736,749	$108,929,014

Class N	309,169	3,191,620	802,298	8,490,189	174,386	2,021,678	392,524	4,227,770

Reinvested Dividends

Class I	41,842	433,817	331,862	3,274,802	12,359	143,982	5,314	55,692

Class N	26,886	278,524	193,658	1,915,570	5,130	59,585	925	10,283

Shares Redeemed

Class I	(762,364)	(7,868,253)	(4,938,424)	(52,154,309)	(196,159)	(2,273,367)	(18,044)	(193,793)

Class N	(419,791)	(4,356,193)	(1,630,229)	(17,044,623)	(81,734)	(943,830)	(6,653)	(72,475)

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	(205,051)	$(2,054,897)	(3,400,980)	$(36,663,436)	456,212	$5,399,506	11,110,815	$112,956,491

Semi-Annual Report	September 30, 2019	147

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2019

	DoubleLine Emerging Markets Local Currency Bond Fund		DoubleLine Income Fund

	Period Ended September 30, 2019		Period Ended September 30, 2019

	Shares	Amount	Shares	Amount

Shares Sold

Class I	990,000	$9,900,000	8,016,170	$79,900,000

Class N	10,000	100,000	10,000	100,000

Reinvested Dividends

Class I	5,943	57,170	1,546	15,394

Class N	54	518	14	139

Increase (Decrease) in Net Assets Resulting from Net Share Transactions	1,005,997	$10,057,688	8,027,730	$80,015,533

^	Net of redemption fees of $6,602 and $2,486 for Class I and Class N, respectively.

#	Net of redemption fees of $731 and $1,737 for Class I and Class A, respectively.

~	Net of redemption fees of $135,897 and $43,503 for Class I and Class N, respectively.

8.  Trustees Fees

Trustees who are not affiliated with each Adviser and its affiliates receive fees from the Trust. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested in shares of Funds designated by each Trustee or other funds managed by each Adviser and its affiliates. These amounts represent general unsecured liabilities of each Fund and vary according to the total returns of the selected funds. Trustees Fees in the Statements of Operations include current fees (either paid in cash or deferred) and any increase (decrease) in the value of the deferred amounts. Certain trustees and officers of the Funds are also officers of each Adviser; such trustees and officers are not compensated by the Funds.

For the period ended September 30, 2019, the Trustees received as a group:

	Current Fees	Increase/(Decrease) in Value of Deferred Amount	Trustees Fees

DoubleLine Total Return Bond Fund	$275,633	$17,534	$293,167

DoubleLine Core Fixed Income Fund	65,245	4,024	69,269

DoubleLine Emerging Markets Fixed Income Fund	6,588	398	6,986

DoubleLine Multi-Asset Growth Fund (Consolidated)	1,202	75	1,277

DoubleLine Low Duration Bond Fund	38,851	2,418	41,269

DoubleLine Floating Rate Fund	4,505	149	4,654

DoubleLine Shiller Enhanced CAPE®	39,937	2,139	42,076

DoubleLine Flexible Income Fund	8,331	458	8,789

DoubleLine Low Duration Emerging Markets Fixed Income Fund	1,125	76	1,201

DoubleLine Long Duration Total Return Bond Fund	400	29	429

DoubleLine Strategic Commodity Fund (Consolidated)	4,421	162	4,583

DoubleLine Global Bond Fund	4,433	382	4,815

DoubleLine Infrastructure Income Fund	3,762	182	3,944

DoubleLine Ultra Short Bond Fund	920	88	1,008

DoubleLine Shiller Enhanced International CAPE®	790	21	811

DoubleLine Colony Real Estate and Income Fund	1,788	43	1,831

DoubleLine Emerging Markets Local Currency Bond Fund	504	1	505

DoubleLine Income Fund	258	—	258

148	DoubleLine Funds Trust

(Unaudited) September 30, 2019

9.  Additional Disclosures about Derivative Instruments

The following disclosures provide information on the Funds’ use of derivatives and certain related risks. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following tables.

The average volume of derivative activity during the period ended September 30, 2019 is as follows:

	DoubleLine Total Return Bond Fund	DoubleLine Multi- Asset Growth Fund (Consolidated)	DoubleLine Shiller Enhanced CAPE®	DoubleLine Long Duration Total Return Bond Fund	DoubleLine Strategic Commodity Fund (Consolidated)	DoubleLine Shiller Enhanced International CAPE®	DoubleLine Colony Real Estate and Income Fund

Average Market Value

Futures Contracts - Long	$(11,880,495)	$453,677	$—	$645,948	$—	$—	$—

Futures Contracts - Short	—	17,740	—	(534,813)	—	—	—

Average Notional Balance

Excess Return Swaps - Long	—	48,180,000	6,385,000,000	—	399,733,333	53,400,000	117,873,333

Excess Return Swaps - Short	—	4,240,000	—	—	59,166,667	—	—

Forward Currency Exchange Contracts	—	27,799,154	—	—	—	68,569,993	—

Options Contracts  The Funds may purchase or sell put and call options. When a Fund purchases an option it pays a premium in return for the potential to profit from the change in value of an underlying investment or index during the term of the option. The option premium is included on the Funds’ Statements of Assets and Liabilities as an investment and marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses and are recorded in net realized gain (loss) on investments on the Statements of Operations. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing options is limited to the loss of the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss and are recorded in net realized gain (loss) on investments on the Statements of Operations. When a Fund writes (i.e., sells) an option it receives a premium in return for bearing the risk of the change in value of an underlying instrument during the term off the option. Writing put options tends to increase a Fund’s exposure to the risk that the value of the underlying instrument will depreciate. Writing call options tends to decrease a Fund’s ability to benefit from appreciation in the value in the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability on the Fund’s Statement of Assets and Liabilities and marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains and are recorded in net realized gain (loss) on written options on the Statements of Operations. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss when the underlying instrument is sold and are recorded in net realized gain (loss) on written options on the Statements of Operations. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put), and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk that the market for options contracts may be illiquid and that a Fund may not be able to close out or sell an option at a particular time or at an anticipated price.

Futures Contracts  Futures contracts typically involve a contractual commitment to buy or sell a particular instrument or index unit at a specified price on a future date. Risks associated with the use of futures contracts include the potential for imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices determined by the relevant exchange. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash in accordance with the initial margin requirements of the broker or exchange. Such collateral is recorded in deposit at broker for futures in the Statements of Assets and Liabilities. Futures contracts are marked-to-market daily and an appropriate payment reflecting the change in value (“variation margin”) is made or received by or for the accounts of the Funds. The variation margin is recorded on the Statements of Assets and Liabilities. The cumulative change in value of futures contracts is recorded in net unrealized appreciation (depreciation) on futures on the Statements of Assets and Liabilities. Gains or losses are recognized but not considered realized until the contracts expire or are closed and are recorded in net realized gain (loss) on futures on the Statements of Operations. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Semi-Annual Report	September 30, 2019	149

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2019

Forward Foreign Currency Contracts  Forward foreign currency contracts are agreements between two parties to buy and sell a currency at a set exchange rate on a future date. Unless a Fund’s registration statement expressly states otherwise, each Fund may enter into forward foreign currency contracts for any investment purpose. The market value of a forward foreign currency contract fluctuates with the changes in foreign currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded in net unrealized appreciation (depreciation) on forwards on the Statements of Assets and Liabilities. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed on the Statements of Operations. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Credit Default Swap Agreements  Credit default swap agreements typically involve one party making a stream of payments (generally referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event in respect of a referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund generally will receive from the buyer of protection a fixed rate of income throughout the term of the swap. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund typically will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or the affected securities in the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the affected securities in the referenced index. Recovery values are typically estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. An index credit default swap references all the names in the index, and if there is a default with respect to a single name in the index, the credit event is generally settled based on that name’s weight in the index.

Credit default swaps are considered to have credit risk related contingent features since they require payment by the protection seller to the protection buyer upon occurrence of a defined credit event. A Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract, which may be mitigated by the posting of collateral by the counterparty to a Fund to cover a Fund’s exposure to the counterparty. Upfront premiums (received) paid including accretion (amortization) less any collateral held at the counterparty are reflected in deposit at broker for swaps on the Statements of Assets and Liabilities. The marked-to-market value less a financing rate, if any, is included in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity of the swap, the cumulative marked-to-market on the value less a financing rate, if any, is recorded in realized gain (loss) on swaps on the Statements of Operations.

Interest Rate Swap Agreements  The Funds may enter into interest rate swap agreements. Interest rate swap agreements involve an exchange with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The value is marked to market and is recorded in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination or maturity date, the interest on the notional amount of principal is exchanged and is recorded in net realized gain (loss) on swaps on the Statements of Operations.

Excess Return Swap Agreements  The Funds may enter into excess return swaps for investment purposes. Excess return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, a Fund will receive a payment from the counterparty. To the extent it is less, a Fund will make a payment to the counterparty. The marked-to-market value less a financing rate, if any, is recorded in net unrealized appreciation (depreciation) on swaps on the Statements of Assets and Liabilities. At termination

150	DoubleLine Funds Trust

(Unaudited) September 30, 2019

or maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any, and is recorded in net realized gain (loss) on swaps on the Statements of Operations. To the extent the marked-to-market value of an excess return swap appreciates to the benefit of a Fund and exceeds certain contractual thresholds, a Fund’s counterparty may be contractually required to provide collateral. If the marked-to-market value of an excess return swap depreciates in value to the benefit of a counterparty and exceeds certain contractual thresholds, a Fund would generally be required to provide collateral for the benefit of its counterparty. Assets provided by the Funds as collateral are reflected as a component of investments in unaffiliated securities at value on the Statements of Assets and Liabilities and are noted on the Schedules of Investments. Assets provided to a Fund by a counterparty as collateral are not assets of the Fund and are not a component of a Fund’s net asset value.

The Funds’ derivative instrument holdings are summarized in the following tables.

The effect of derivative instruments on the Statements of Assets and Liabilities for the period ended September 30, 2019 was as follows:

	Derivatives not accounted for as hedging instruments

Statements of Assets and Liabilities Location	Commodity Risk	Equity Risk	Foreign Exchange Rate Risk	Interest Rate Risk	Total
Net Unrealized Appreciation (Depreciation) on:
Forwards
DoubleLine Multi-Asset Growth Fund (Consolidated)	$—	$—	$(349,484)	$—	$(349,484)
DoubleLine Shiller Enhanced International CAPE®	—	—	(1,556,815)	—	(1,556,815)
Futures
DoubleLine Total Return Bond Fund	$—	$—	$—	$(11,880,495)	$(11,880,495)
DoubleLine Multi-Asset Growth Fund (Consolidated)	—	(380,908)	—	(94,345)	(475,253)
DoubleLine Long Duration Total Return Bond Fund	—	—	—	(233,570)	(233,570)
Swaps
DoubleLine Multi-Asset Growth Fund (Consolidated)	$(154,471)	$201,407	$—	$—	$46,936
DoubleLine Shiller Enhanced CAPE®	—	243,730,851	—	—	243,730,851
DoubleLine Strategic Commodity Fund (Consolidated)	1,844,982	—	—	—	1,844,982
DoubleLine Shiller Enhanced International CAPE®	—	4,447,620	—	—	4,447,620
DoubleLine Colony Real Estate and Income Fund	—	21,108,283	—	—	21,108,283

The effect of derivative instruments on the Statements of Operations for the period ended September 30, 2019 was as follows:

	Derivatives not accounted for as hedging instruments

Statements of Operations Location	Commodity Risk	Equity Risk	Foreign Exchange Rate Risk	Interest Rate Risk	Total
Net Realized Gain (Loss) on:
Forwards
DoubleLine Multi-Asset Growth Fund (Consolidated)	$—	$—	$38,812	$—	$38,812
DoubleLine Shiller Enhanced International CAPE®	—	—	(2,538,349)	—	(2,538,349)
Futures
DoubleLine Total Return Bond Fund	$—	$—	$—	$23,277,339	$23,277,339
DoubleLine Multi-Asset Growth Fund (Consolidated)	—	1,180,567	(220,314)	1,202,578	2,162,831
DoubleLine Long Duration Total Return Bond Fund	—	—	—	1,685,184	1,685,184
Swaps
DoubleLine Multi-Asset Growth Fund (Consolidated)	$83,015	$4,215,143	$—	$—	$4,298,158
DoubleLine Shiller Enhanced CAPE®	—	225,097,527	—	—	225,097,527
DoubleLine Strategic Commodity Fund (Consolidated)	(32,410,619)	—	—	—	(32,410,619)
DoubleLine Shiller Enhanced International CAPE®	—	493,489	—	—	493,489
DoubleLine Colony Real Estate and Income Fund	—	155,536	—	—	155,536

Semi-Annual Report	September 30, 2019	151

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2019

	Derivatives not accounted for as hedging instruments

Statements of Operations Location	Commodity Risk	Equity Risk	Foreign Exchange Rate Risk	Interest Rate Risk	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Forwards
DoubleLine Multi-Asset Growth Fund (Consolidated)	$—	$—	$(298,204)	$—	$(298,204)
DoubleLine Shiller Enhanced International CAPE®	—	—	(77,029)	—	(77,029)
Futures
DoubleLine Total Return Bond Fund	$—	$—	$—	$(11,880,495)	$(11,880,495)
DoubleLine Multi-Asset Growth Fund (Consolidated)	—	(799,299)	55,240	(416,404)	(1,160,463)
DoubleLine Long Duration Total Return Bond Fund	—	—	—	(444,479)	(444,479)
Swaps
DoubleLine Multi-Asset Growth Fund (Consolidated)	$(246,741)	$(2,400,462)	$—	$—	$(2,647,203)
DoubleLine Shiller Enhanced CAPE®	—	15,487,703	—	—	15,487,703
DoubleLine Strategic Commodity Fund (Consolidated)	(639,608)	—	—	—	(639,608)
DoubleLine Shiller Enhanced International CAPE®	—	1,231,540	—	—	1,231,540
DoubleLine Colony Real Estate and Income Fund	—	9,827,704	—	—	9,827,704

10.  Offsetting Assets and Liabilities

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements are intended to allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

As of September 30, 2019 the Funds held the following derivative instruments that were subject to offsetting on the Statements of Assets and Liabilities:

DoubleLine Multi-Asset Growth Fund (Consolidated)

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Forwards	$254,508	$254,508	$—	$—	$—	$—

Swap Contracts	201,407	—	201,407	—	—	201,407

	$455,915	$254,508	$201,407	$—	$—	$201,407

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Forwards	$603,992	$254,508	$349,484	$158,932	$—	$190,552

Swap Contracts	154,471	—	154,471	154,471	—	—

	$758,463	$254,508	$503,955	$313,403	$—	$190,552

152	DoubleLine Funds Trust

(Unaudited) September 30, 2019

DoubleLine Shiller Enhanced CAPE®

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Swap Contracts	$256,953,247	$13,222,396	$243,730,851	$192,590,874	$—	$51,139,977

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Swap Contracts	$13,222,396	$13,222,396	$—	$—	$—	$—

DoubleLine Strategic Commodity Fund (Consolidated)

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Swap Contracts	$6,956,020	$2,924,007	$4,032,013	$4,032,013	$—	$—

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Swap Contracts	$5,111,038	$2,924,007	$2,187,031	$2,187,031	$—	$—

DoubleLine Shiller Enhanced International CAPE®

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Forwards	$28,973	$28,973	$—	$—	$—	$—

Swap Contracts	4,447,620	—	4,447,620	4,049,197	—	398,423

	$4,476,593	$28,973	$4,447,620	$4,049,197	$—	$398,423

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Forwards	$1,585,788	$28,973	$1,556,815	$1,301,068	$—	$255,747

Semi-Annual Report	September 30, 2019	153

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2019

DoubleLine Colony Real Estate and Income Fund

Assets:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Received

Swap Contracts	$21,139,911	$31,628	$21,108,283	$21,108,283	$—	$—

Liabilities:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts presented in the Statement of Assets and Liabilities	Gross Amounts not offset in the Statement of Assets and Liabilities		Net Amount
				Financial Instruments	Cash Collateral Pledged

Swap Contracts	$31,628	$31,628	$—	$—	$—	$—

11.  Bank Loans

The Funds may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Funds may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Funds may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Funds may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Funds may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Funds prior to the date the Funds actually take delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

12.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust, excluding the DoubleLine Emerging Markets Local Currency Bond Fund (the “DoubleLine Funds”) an uncommitted $725,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each DoubleLine Fund are limited to one-third of the total assets (including the amount borrowed) of such DoubleLine Fund. Fifty percent of the credit facility is available to all of the DoubleLine Funds, on a first come, first served basis. The remaining 50% of the credit facility is allocated among the DoubleLine Funds in accordance with procedures adopted by the Board. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% annually.

The Bank has also made available to the DoubleLine Floating Rate Fund a committed $100,000,000 credit facility. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% annually and the credit facility bears an unused commitment fee equal to 0.12% annually on the unused portion of the credit facility.

For the period ended September 30, 2019, the Funds’ credit facility activity is as follows:

	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Commitment Fee	Average Interest Rate

DoubleLine Emerging Markets Fixed Income Fund	$5,198,333	$27,305,000	$6,273	$—	4.89%

DoubleLine Floating Rate Fund	8,481,000	37,222,000	16,975	60,576	4.88%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	1,441,222	5,474,000	1,727	—	4.92%

DoubleLine Long Duration Total Return Bond Fund	15,000	22,000	4	—	4.88%

DoubleLine Global Bond Fund	318,333	319,000	133	—	5.00%

154	DoubleLine Funds Trust

(Unaudited) September 30, 2019

13.  Significant Shareholder Holdings

As of September 30, 2019, a single beneficial shareholder otherwise unaffiliated with the Funds held 89% of the outstanding Class I shares of DoubleLine Colony Real Estate and Income Fund and 85% of DoubleLine Colony Real Estate and Income Fund’s total outstanding shares. That shareholder may be deemed to control the DoubleLine Colony Real Estate and Income Fund and a redemption of all or a substantial portion of that shareholder’s investment in DoubleLine Colony Real Estate and Income Fund may adversely affect its investment performance.

As of September 30, 2019, unaffiliated shareholders owned 5% or more of the following Funds’ share classes:

	Shares	% of Total Outstanding Shares - Per Class	% of Total Outstanding Shares - Total Fund

DoubleLine Infrastructure Income Fund - Class N	17,109	6%	0%

DoubleLine Colony Real Estate and Income Fund - Class I	9,856,683	89%	85%

As of September 30, 2019, shareholders affiliated with the Funds and/or Advisers (other than other DoubleLine Funds) owned shares of the Funds as follows:

	Shares	% of Total Outstanding Shares - Per Class	% of Total Outstanding Shares - Total Fund

DoubleLine Total Return Bond Fund - Class R6	11,970	100%	0%

DoubleLine Core Fixed Income Fund - Class R6	9,101	100%	0%

DoubleLine Low Duration Bond Fund - Class R6	10,022	100%	0%

DoubleLine Shiller Enhanced CAPE® - Class R6	7,631	100%	0%

DoubleLine Flexible Income Fund - Class R6	10,342	100%	0%

DoubleLine Emerging Markets Local Currency Bond Fund - Class I	995,943	100%	100%

DoubleLine Emerging Markets Local Currency Bond Fund - Class N	10,054	100%	100%

DoubleLine Income Fund - Class I	991,546	12%	12%

DoubleLine Income Fund - Class N	10,014	100%	12%

Investment activities of these shareholders could have a material affect on each Fund. See the description of Large Shareholder Risk in the following Principal Risks Note. For information on greater than 5% holders of certain Funds by other DoubleLine Funds, see Note 3 on Related and Other Party Transactions.

14.  Principal Risks:

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•

affiliated fund risk:  the risk that, due to its own financial interest or other business considerations, an Adviser will have an incentive to invest a Fund’s assets in investment companies sponsored or managed by the Adviser or its related parties in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment companies over investment companies sponsored or managed by others. Similarly, an Adviser will have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its related parties.

•

asset allocation risk:  the risk that a Fund’s investment performance may depend, at least in part, on how its assets are allocated and reallocated among asset classes, sectors, underlying funds and/or investments and that such allocation will focus on asset classes, sectors, underlying funds, or investments that perform poorly or underperform other asset classes, sectors, underlying funds, or available investments.

•

asset-backed securities investment risk:  the risk that borrowers may default on the obligations that underlie the asset-backed security and that, during periods of falling interest rates, asset-backed securities may be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate, and the risk that the impairment of the value of the collateral underlying a security in which a Fund invests (due, for example, to non-payment of loans) will result in a reduction in the value of the security.

Semi-Annual Report	September 30, 2019	155

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2019

•	cash position risk: to the extent that a Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

•

collateralized debt obligations risk:  the risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which a Fund invests. Normally, collateralized bond obligations (“CBOs”), Collateralized loan obligations (“CLOs”) and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities; however, an active dealer market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by an Adviser under liquidity policies approved by the Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that a Fund may invest in CDOs that are subordinate to other classes of the issuer’s securities; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•

commodities risk:  the risk that the value of a Fund’s shares may be affected by changes in the values of the Fund’s investment exposures to commodities or commodity-related instruments, which may be extremely volatile and difficult to value. The value of commodities and commodity-related instruments may be affected by market movements, commodity index volatility, changes in interest rates, or factors affecting a particular sector, industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. A Fund will likely at times have significant exposure to particular sectors through its commodities-related investments, including, for example, the energy, industrial metals, and agricultural and livestock sectors and may be exposed to greater risk associated with events affecting those sectors.

•

confidential information access risk:  the risk that the intentional or unintentional receipt of material, non-public information by an Adviser could limit a Fund’s ability to sell certain investments held by the Fund or pursue certain investment opportunities on behalf of the Fund, potentially for a substantial period of time.

•

counterparty risk:  the risk that a Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments, such as repurchase and reverse repurchase agreements, entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain U.S. federal income tax limitations, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that a Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	debt securities risks:

°

credit risk:  the risk that an issuer or counterparty will fail to pay its obligations to a Fund when they are due. As a result, a Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of lower-quality debt securities (commonly known as “junk bonds”), including floating rate loans, tend to be particularly sensitive to these changes. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

°

extension risk:  the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

°

interest rate risk:  the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration.

°

prepayment risk:  the risk that the issuer of a debt security, including floating rate loans and mortgage-related securities, repays all or a portion of the principal prior to the security’s maturity. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. Prepayments can therefore result in lower yields to shareholders of a Fund.

156	DoubleLine Funds Trust

(Unaudited) September 30, 2019

•

defaulted securities risk:  the risk of the uncertainty of repayment of defaulted securities (e.g., a security on which a principal or interest payment is not made when due) and obligations of distressed issuers.

•

derivatives risk:  the risk that an investment in derivatives will not perform as anticipated by an Adviser, may not be available at the time or price desired, cannot be closed out at a favorable time or price, will increase a Fund’s transaction costs, or will increase a Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely or at all with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing a Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•

emerging market country risk:  the risk that investing in emerging markets, as compared to foreign developed markets, increases the likelihood that a Fund will lose money, due to more limited information about the issuer and/or the security; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets; the possibility of currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•

equity issuer risk:  the risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•

exchange-traded note risk:  the risk that the level of the particular market benchmark or strategy to which the note’s return is linked will fall in value; exchange-traded notes are subject to the credit risk of the issuer.

•

financial services risk:  the risk that an investment in issuers in the financial services sector or transactions with one or more counterparties in the financial services sector may be adversely affected by, among other things: (i) changes in governmental regulation, which may limit both the amounts and the types of loans and other financial commitments financial services companies can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain; (ii) fluctuations, including as a result of interest rate changes or increased competition, in the availability and cost of capital of funds on which the profitability of financial services companies is largely dependent; (iii) deterioration of the credit markets; (iv) credit losses resulting from financial difficulties of borrowers, especially when financial services companies are exposed to non-diversified or concentrated loan portfolios; (v) financial losses associated with investment activities, especially when financial services companies are exposed to financial leverage; (vi) the risk that any financial services company experiences substantial declines in the valuations of its assets, takes action to raise capital, or ceases operations; (vii) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector; and (viii) the interconnectedness or interdependence among financial services companies, including the risk that the financial distress or failure of one financial services company may materially and adversely affect a number of other financial services companies.

•

focused investment risk:  the risk that a Fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is, relative to a Fund that invests in a more diverse investment portfolio, more susceptible to any single economic, market, political, regulatory or other occurrence. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of a Fund’s investments denominated in foreign currencies.

•

foreign investing risk:  the risk that investments in foreign securities or in issuers with significant exposure to foreign markets, as compared to investments in U.S. securities or in issuers with predominantly domestic market exposure, may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. If a Fund buys securities denominated in a foreign currency, receives income in foreign currencies, or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations.

Semi-Annual Report	September 30, 2019	157

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2019

•

high yield risk:  the risk that debt instruments rated below investment grade or debt instruments that are unrated and of comparable or lesser quality are predominantly speculative. These instruments, commonly known as “junk bonds”, have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•

index risk:  the risk that the portion of a Fund invested in instruments based on an index or basket of commodities or that use an index or basket of commodities as the reference asset may not match or may underperform the return of the index or basket for a number of reasons, including, for example, (i) the performance of derivatives related to an index or basket in which a Fund invests may not correlate with the performance of the index or basket and/or may underperform the index or basket due to by transaction costs, fees, or other aspects of the transaction’s pricing; (ii) the Fund may not be able to find counterparties willing to enter into derivative instruments whose returns are based on the return of the index or basket, or the Fund may be unable to find parties who are willing to do so transactions at an acceptable cost or level of risk to the Fund; and (iii) errors may arise in carrying out an index’s methodology, or an index provider may incorrectly report information concerning the index. There can be no guarantee that any index, will be maintained indefinitely or that a Fund will be able to continue to utilize a specific index to implement the Fund’s principal investment strategies indefinitely.

•

inflation-indexed bond risk:  the risk that such bonds will change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by a Fund’s portfolio management team or investors generally. Inflation-indexed bonds are subject to debt securities risks.

•

investment company and exchange-traded fund risk:  the risk that an investment company or other pooled investment vehicle, including any exchange-traded funds (“ETFs”) or money market funds, in which a Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. A Fund must pay its pro rata portion of an investment company’s fees and expenses.

•

large shareholder risk:  the risk that certain account holders, including an Adviser or funds or accounts over which an Adviser (or related parties of an Adviser) has investment discretion, may from time to time own or control a significant percentage of a Fund’s shares. A Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares, including as a result of an asset allocation decision made by an Adviser (or related parties of an Adviser), will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when the Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase a Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•

leveraging risk:  the risk that certain investments by a Fund involving leverage may have the effect of increasing the volatility of value of the the Fund’s portfolio, and the risk of loss in excess of invested capital.

•

limited operating history risk:  the risk that a recently formed fund has no or a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•	liquidity risk: the risk that a Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•

loan risk:  the risk that (i) if a Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution; (ii) any collateral securing a loan may be insufficient or unavailable to a Fund because, for example, the value of the collateral securing a loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate, and the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws; (iii) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (iv) a bankruptcy or other court proceeding could delay or limit the ability of a Fund to collect the principal and interest payments on that borrower’s loans or adversely affect the Fund’s rights in collateral relating to a loan; (v) there may be limited public information available regarding the loan and the relevant borrower(s); (vi) the use of a particular interest rate benchmark, such as LIBOR, may limit the Fund’s ability to achieve a net return to shareholders that consistently approximates the average published Prime Rate of U.S. banks; (vii) the prices of certain floating rate loans that include a feature that prevents their interest rates from adjusting if market interest rates are below a specified minimum level appreciate less than other instruments in response to changes in interest rates should interest rates rise but remain below the applicable minimum level; (viii) if a borrower fails to comply with various restrictive covenants that may be found in loan agreements, the borrower may default in payment of the loan; (ix) if a Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant-lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default; (x) the Fund’s investments in loans may be subject to risks associated with

158	DoubleLine Funds Trust

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collateral impairment or access and risks associated with investing in unsecured loans; (xi) opportunities to invest in loans or certain types of loans, such as senior loans, may be limited; (xii) transactions in loans may settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale, which may result in sale proceeds related to the sale of loans not being available to make additional investments or to meet a Fund’s redemption obligations until potentially a substantial period after the sale of the loans; and (xiii) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund.

•

market capitalization risk:  the risk that investing substantially in issuers in one market capitalization category (large, medium or small) may adversely affect a Fund because of unfavorable market conditions particular to that category of issuers, such as larger, more established companies being unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, or, conversely, stocks of smaller companies being more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, fewer experienced managers and there typically being less publicly available information about small capitalization companies.

•

market risk:  the risk that markets will perform poorly or that the returns from the securities in which a Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.

•

mortgage-backed securities risk:  the risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in a Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates. A Fund may invest in mortgage-backed securities that are subordinate in their right to receive payment of interest and re-payment of principal to other classes of the issuer’s securities.

•

portfolio management risk:  the risk that an investment strategy may fail to produce the intended results or that the securities held by a Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•

portfolio turnover risk:  the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•

preferred securities risk:  the risk that: (i) the terms of certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.

•	price volatility risk: the risk that the value of a Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

•

real estate risk:  the risk that real estate-related investments may decline in value as a result of factors affecting the real estate sector, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, and local and regional market conditions. Along with the risks common to different types of real estate-related investments, real estate investment trusts (“REITs”), no matter the type, involve additional risk factors, including poor performance by the REIT’s manager, adverse changes to the tax laws, and the possible failure by the REIT to qualify for the favorable tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the “Code”), or the exemption from registration under the 1940 Act. REITs are not diversified and are heavily dependent on cash flow earned on the property interests they hold.

•

reliance on each adviser:  the risk associated with each Fund’s ability to achieve its investment objective being dependent upon each Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of a

Semi-Annual Report	September 30, 2019	159

Notes to Financial Statements (Cont.)	(Unaudited) September 30, 2019

Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers, including with other strategies and funds, does not guarantee future results for the Fund.

•

restricted securities risk:  the risk that a Fund may be prevented or limited by law or the terms of an agreement from selling a security (a “restricted security”). To the extent that a Fund is permitted to sell a restricted security, there can be no assurance that a trading market will exist at any particular time and a Fund may be unable to dispose of the security promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

•

securities or sector selection risk:  the risk that the securities held by a Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment. To the extent a Fund focuses or concentrates its investments in a particular sector or related sectors, the Fund will be more susceptible to events or factors affecting companies in that sector or related sectors.

•	short position risk: the risk that an increase in the value of an instrument, index or interest rate with respect to which a Fund has established a short position will result in a loss to the Fund.

•

sovereign debt obligations risk:  the risk that investments in debt obligations of sovereign governments may lose value due to the government entity’s unwillingness or inability to repay principal and interest when due in accordance with the terms of the debt or otherwise in a timely manner.

•	structured products and structured notes risk: the risk that an investment in a structured product may decline in value due to changes in the underlying instruments on which the product is based.

•

tax risk:  in order to qualify as a regulated investment company under the Code, a Fund must meet requirements regarding, among other things, the source of its income. Certain investments in commodity-linked derivatives do not give rise to qualifying income for this purpose, and it is possible that certain investments in other commodity-linked instruments, ETFs and other investment pools will not give rise to qualifying income. Any income a Fund derives from investments in instruments that do not generate qualifying income must be limited to a maximum of 10% of a Fund’s annual gross income. If a Fund were to earn non-qualifying income in excess of 10% of its annual gross income, it could fail to qualify as a regulated investment company for that year. If a Fund were to fail to qualify as a regulated investment company, the Fund would be subject to tax and shareholders of the Fund would be subject to the risk of diminished returns.

•

U.S. Government securities risk:  the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

•

valuation risk:  the risk that a Fund will not value its investments in a manner that accurately reflects their market values or that the Fund will not be able to sell any investment at a price equal to the valuation ascribed to that investment for purposes of calculating the Fund’s net asset value (“NAV”). The valuation of a Fund’s investments involves subjective judgment. Certain securities in which the Fund may invest may be more difficult to value accurately, especially during periods of market disruptions or extreme market volatility. Incorrect valuations of the Fund’s portfolio holdings could result in the Fund’s shareholder transactions being effected at an NAV that does not accurately reflect the underlying value of the Fund’s portfolio, resulting in the dilution of shareholder interests.

15.  Recently Issued Accounting Pronouncements

In March 2017, the FASB issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

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16.  Subsequent Events

On October 2, 2019 and October 10, 2019, DoubleLine Multi-Asset Growth Fund honored redemption requests representing approximately, 38% and 65%, respectively, of its then outstanding shares. The Fund’s net assets before the redemption on October 2, 2019 were approximately $225 million, and following the redemption on October 10, 2019, the net assets were approximately $50 million.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined there are no additional subsequent events that would need to be disclosed in the Funds’ financial statements.

Semi-Annual Report	September 30, 2019	161

Shareholder Expenses	(Unaudited) September 30, 2019

Example

As a shareholder of the Funds, you incur two basic types of costs: (1) transaction costs , including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/19 through 9/30/19. Expenses paid during the period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The actual dollar amounts shown as expenses paid during the period for the DoubleLine Emerging Markets Local Currency Bond Fund and DoubleLine Income Fund are multiplied by 94/366 and 27/366 which are based on the dates of inception (June 28, 2019 and September 3, 2019), respectively. The actual dollar amounts shown as expenses paid during the period for each R6 Class of each respective fund are multiplied by 61/366, which is based on the date of inception of the R6 Class (July 31, 2019).

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Currently, if you request a redemption be made by wire, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for less than 90 days in the DoubleLine Floating Rate Fund. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)

		Fund’s Annualized Expense Ratio[1]	Beginning Account Value	Ending Account Value 9/30/19	Expenses Paid During Period*[1]	Ending Account Value 9/30/19	Expenses Paid During Period*[1]

DoubleLine Total Return Bond Fund	Class I	0.49%	$1,000	$1,040	$2.50	$1,023	$2.48

	Class N	0.74%	$1,000	$1,038	$3.77	$1,021	$3.74

	Class R6	0.43%	$1,000	$1,015	$0.72	$1,023	$2.17

DoubleLine Core Fixed Income Fund	Class I	0.41%	$1,000	$1,046	$2.10	$1,023	$2.07

	Class N	0.66%	$1,000	$1,044	$3.37	$1,022	$3.34

	Class R6	0.37%	$1,000	$1,013	$0.62	$1,023	$1.87

DoubleLine Emerging Markets Fixed Income Fund	Class I	0.90%	$1,000	$1,037	$4.58	$1,021	$4.55

	Class N	1.15%	$1,000	$1,035	$5.85	$1,019	$5.81

DoubleLine Multi-Asset Growth Fund (Consolidated)	Class I	0.99%	$1,000	$1,025	$5.01	$1,020	$5.00

	Class A	1.24%	$1,000	$1,023	$6.27	$1,019	$6.26

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				Actual		Hypothetical (5% return before expenses)

		Fund’s Annualized Expense Ratio[1]	Beginning Account Value	Ending Account Value 9/30/19	Expenses Paid During Period*[1]	Ending Account Value 9/30/19	Expenses Paid During Period*[1]

DoubleLine Low Duration Bond Fund	Class I	0.41%	$1,000	$1,023	$2.07	$1,023	$2.07

	Class N	0.66%	$1,000	$1,021	$3.34	$1,022	$3.34

	Class R6	0.38%	$1,000	$1,005	$0.63	$1,023	$1.92

DoubleLine Floating Rate Fund	Class I	0.69%	$1,000	$1,018	$3.48	$1,022	$3.49

	Class N	0.94%	$1,000	$1,015	$4.74	$1,020	$4.75

DoubleLine Shiller Enhanced CAPE®	Class I	0.54%	$1,000	$1,062	$2.78	$1,022	$2.73

	Class N	0.79%	$1,000	$1,060	$4.07	$1,021	$3.99

	Class R6	0.48%	$1,000	$992	$0.80	$1,023	$2.43

DoubleLine Flexible Income Fund	Class I	0.70%	$1,000	$1,027	$3.55	$1,022	$3.54

	Class N	0.95%	$1,000	$1,026	$4.81	$1,020	$4.80

	Class R6	0.65%	$1,000	$1,002	$1.08	$1,022	$3.29

DoubleLine Low Duration Emerging Markets Fixed Income Fund	Class I	0.59%	$1,000	$1,031	$3.00	$1,022	$2.98

	Class N	0.84%	$1,000	$1,030	$4.26	$1,021	$4.24

DoubleLine Long Duration Total Return Bond Fund	Class I	0.65%	$1,000	$1,122	$3.45	$1,022	$3.29

	Class N	0.90%	$1,000	$1,120	$4.77	$1,021	$4.55

DoubleLine Strategic Commodity Fund (Consolidated)	Class I	1.10%	$1,000	$940	$5.34	$1,020	$5.55

	Class N	1.35%	$1,000	$940	$6.55	$1,018	$6.81

DoubleLine Global Bond Fund	Class I	0.55%	$1,000	$1,012	$2.77	$1,022	$2.78

	Class N	0.80%	$1,000	$1,011	$4.02	$1,021	$4.04

DoubleLine Infrastructure Income Fund	Class I	0.56%	$1,000	$1,049	$2.87	$1,022	$2.83

	Class N	0.81%	$1,000	$1,048	$4.15	$1,021	$4.09

DoubleLine Ultra Short Bond Fund	Class I	0.23%	$1,000	$1,014	$1.16	$1,024	$1.16

	Class N	0.48%	$1,000	$1,013	$2.42	$1,023	$2.43

DoubleLine Shiller Enhanced International CAPE®	Class I	0.61%	$1,000	$1,045	$3.12	$1,022	$3.08

	Class N	0.86%	$1,000	$1,044	$4.39	$1,021	$4.34

DoubleLine Colony Real Estate and Income Fund	Class I	0.63%	$1,000	$1,098	$3.30	$1,022	$3.18

	Class N	0.88%	$1,000	$1,097	$4.61	$1,021	$4.45

DoubleLine Emerging Markets Local Currency Bond Fund	Class I	0.91%	$1,000	$968	$2.30	$1,020	$4.60

	Class N	1.16%	$1,000	$967	$2.93	$1,019	$5.86

DoubleLine Income Fund	Class I	0.67%	$1,000	$998	$0.49	$1,022	$3.39

	Class N	0.90%	$1,000	$998	$0.66	$1,021	$4.55

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The actual dollar amounts shown as expenses paid during the period for the DoubleLine Emerging Markets Local Currency Bond Fund and DoubleLine Income Fund are multiplied by 94/366 and 27/366 which are based on the dates of inception (June 28, 2019 and September 3, 2019), respectively. The actual dollar amounts shown as expenses paid during the period for each R6 Class of each respective fund are multiplied by 61/366, which is based on the date of inception of the R6 Class (July 31, 2019).

1 Reflects fee waiver and expense limitation arrangements in effect during the period.

Semi-Annual Report	September 30, 2019	163

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited) September 30, 2019

DoubleLine Emerging Markets Local Currency Bond Fund

At the May 23, 2019 meeting of the Board of Trustees (the “Trustees”) of DoubleLine Funds Trust (the “Trust”), the Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”) voting separately, approved the Investment Management Agreement (the “Agreement”) between the Trust, on behalf of DoubleLine Emerging Markets Local Currency Bond Fund (the “Fund”), and DoubleLine Capital LP (the “Adviser”). This summary describes a number, but not necessarily all, of the most important factors considered by the Trustees and the Independent Trustees.

The Trustees considered a wide range of materials, including information provided to the Trustees in connection with their duties as Trustees of the other funds within the Trust and in connection with their consideration of the renewal of the advisory contracts between the Adviser and other funds within the Trust, which at that time had last occurred at the February 2019 meeting. The Trustees noted that they would consider the Agreement and any information presented anew, but that their deliberations and conclusions may be informed, at least in part, by their other recent deliberations, as well as the information gathered over the course of the year. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Independent Trustees were advised by independent counsel.

The Trustees’ determination to approve the Agreement was based on an evaluation of all of the information provided to them. The Trustees noted that the non-fee terms of the Agreement were substantially similar to those of the investment management agreements in effect for the most recently launched funds within the Trust. The Trustees considered generally the Adviser’s long-term performance record and the strong overall demand for products managed by the Adviser.

The Trustees considered the Adviser’s experience in managing fixed income portfolios generally. The Trustees considered the qualifications, experience, and responsibilities of the proposed portfolio management team of the Fund, including their experience managing exposures to non-U.S. issuers and to securities denominated in non-U.S. currencies, and other key personnel who would be involved in the day-to-day investment activities of the Fund. In particular, the Trustees considered the Adviser’s experience in managing the DoubleLine Emerging Markets Fixed Income Fund and the DoubleLine Global Bond Fund and noted that the proposed portfolio management team of the Fund included members of the portfolio management teams of those other funds within the Trust.

The Trustees considered that the Adviser would provide a variety of services to the Fund in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Fund’s other service providers. The Trustees also considered the nature, extent, and structure of the compliance procedures and the trading capabilities of the Adviser. The Trustees concluded that it appeared that the Adviser would have, or have available to it, sufficient quality and depth of personnel, resources, investment methods, and compliance policies and procedures to perform its duties under the Agreement, and that the nature, overall quality, and extent of the management services to be provided to the Fund appeared likely to be satisfactory and reliable. They also considered the possible effects of adding an additional fund to the Trust on the capacities of the Adviser and its affiliates.

The Trustees considered the proposed structure and level of the management fee to be paid under the Agreement. The Trustees considered that the Adviser anticipated launching the Fund with two classes of shares and noted the overall fee structure and expense caps proposed for the Fund. The Trustees considered relative expense information for Class I shares provided by Strategic Insight, an Asset International Company (“Strategic Insight”). In considering the expense peer group information presented, the Trustees took into account the information provided during the meeting by representatives of Strategic Insight who had participated in the construction of the peer group shown in the Strategic Insight report. The Trustees noted that the information provided by Strategic Insight indicated that the Fund’s proposed management fee under the Agreement was, on a gross (contractual) basis, below the median of the peer group. The Trustees also noted that the Strategic Insight report presented information as to net management fees for other funds in the peer group but not for the Fund. They noted, however, that the expense cap the Adviser intended to implement for the Fund was expected to result in the Fund incurring net operating expenses in line with the total expense ratios of the Fund’s peers, and that, as a result of that cap, the Fund’s actual net management fee may be close to or potentially below the median of the net management fees of the peer group for the term of the Fund’s expense cap.

As part of their evaluation of the proposed management fee, the Trustees noted the Adviser’s representation that it does not manage or sub-advise any other investment pools, funds or accounts with investment strategies substantially similar to those proposed for the Fund.

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The Trustees reviewed information as to general estimates of the Adviser’s profitability from managing the Fund during the proposed initial term. The Trustees considered information provided by the Adviser as to the methods it uses, and the assumptions it makes, in calculating its profitability. The Trustees also considered in this regard the Adviser’s significant investment in sponsoring, forming, registering, and promoting the Fund during its start-up period and the related risks of those activities. The Trustees noted other benefits that could potentially be received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund, including possible ancillary benefits to the institutional investment management business of the Adviser and its affiliates due to the reputation and market penetration of the Fund. The Trustees considered the Adviser’s representation that it had proposed a management fee and expense cap designed to cause the Fund to have a competitive fee structure even at low asset levels and that, in the Adviser’s belief, the proposed management fee reflected reasonably foreseeable economies of scale that the Adviser might experience as the Fund’s assets grow at least during the proposed initial term. The Trustees considered that the Adviser was implementing an expense cap for each share class of the Fund that would limit the overall expense ratio of the Fund during the proposed initial term of the Agreement. In light of all of the information evaluated, including relevant information received from the Adviser in prior meetings concerning other funds within the Trust, the Trustees concluded that the Adviser’s profit from managing the Fund would likely not be excessive during the proposed initial term and that it did not appear appropriate at this time to consider the implementation of breakpoints in the management fee.

On the basis of these considerations and others and in the exercise of their business judgment, the Trustees determined to approve the Agreement for the proposed initial term.

DoubleLine Income Fund

At the August 22, 2019 meeting of the Board of Trustees (the “Trustees”) of DoubleLine Funds Trust (the “Trust”), the Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”) voting separately, approved the Investment Management Agreement (the “Agreement”) between the Trust, on behalf of DoubleLine Income Fund (the “Fund”), and DoubleLine Capital LP (the “Adviser”). This summary describes a number, but not necessarily all, of the most important factors considered by the Trustees and the Independent Trustees.

The Trustees considered a wide range of materials, including information provided to the Trustees in connection with their duties as Trustees of the other funds within the Trust and in connection with their consideration of the renewal of the advisory contracts between the Adviser and other funds within the Trust, which at that time had last occurred at the February 2019 meeting. The Trustees noted that they would consider the Agreement and any information presented anew, but that their deliberations and conclusions may be informed, at least in part, by their other recent deliberations, as well as the information gathered over the course of the year. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Independent Trustees were advised by independent counsel.

The Trustees’ determination to approve the Agreement was based on an evaluation of all of the information provided to them. The Trustees noted that the non-fee terms of the Agreement were substantially similar to those of the investment management agreements in effect for the most recently launched funds within the Trust. The Trustees considered generally the Adviser’s long-term performance record and the strong overall demand for products managed by the Adviser.

The Trustees considered that the Fund will invest in a portfolio of income-producing instruments, including, without limitation, mortgage-backed securities, asset-backed securities, collateralized loan obligations, and a variety of other obligations, including those that may be unrated or rated below investment grade. The Trustees considered the Adviser’s experience in managing investments in such instruments as well as in managing fixed income portfolios generally. The Trustees considered the qualifications, experience, and responsibilities of the proposed portfolio management team of the Fund and other key personnel who would be involved in the day-to-day investment activities of the Fund.

The Trustees considered that the Adviser would provide a variety of services to the Fund in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Fund’s other service providers. The Trustees also considered the nature, extent, and structure of the compliance procedures and the trading capabilities of the Adviser. The Trustees concluded that it appeared that the Adviser would have, or have available to it, sufficient quality and depth of personnel, resources, investment methods, and compliance policies and

Semi-Annual Report	September 30, 2019	165

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)	(Unaudited) September 30, 2019

procedures to perform its duties under the Agreement, and that the nature, overall quality, and extent of the management services to be provided to the Fund appeared likely to be satisfactory and reliable. They also considered the possible effects of adding an additional fund to the Trust on the capacities of the Adviser and its affiliates.

The Trustees considered the proposed structure and level of the management fee to be paid under the Agreement. The Trustees considered that the Adviser anticipated launching the Fund with two classes of shares and noted the overall fee structure and expense caps proposed for the Fund. The Trustees considered relative expense information for Class I shares provided by Strategic Insight, an Asset International Company (“Strategic Insight”). In considering the expense peer group information presented, the Trustees took into account the information provided at a meeting of the Board of Trustees held on August 13, 2019 by representatives of Strategic Insight who had participated in the construction of the peer group shown in the Strategic Insight report. The Trustees noted that the information provided by Strategic Insight indicated that the Fund’s proposed management fee under the Agreement was, on a gross (contractual) basis, in the first quartile of the peer group. The Trustees also noted that the Strategic Insight report presented information as to net management fees for other funds in the peer group but not for the Fund. They noted, however, that the expense cap the Adviser intended to implement for the Fund was expected to result in the Fund incurring net operating expenses below the median of the total expense ratios of the Fund’s peers, and that the Fund’s gross (contractual) management fee was in line with the median of the net management fees of the other funds in the peer group before the effect of that expense cap.

As part of their evaluation of the proposed management fee, the Trustees noted the Adviser’s representation that it does not manage or sub-advise any other investment pools, funds or accounts with investment strategies substantially similar to those proposed for the Fund.

The Trustees reviewed information as to general estimates of the Adviser’s profitability from managing the Fund during the proposed initial term. The Trustees considered information provided by the Adviser as to the methods it uses, and the assumptions it makes, in calculating its profitability. The Trustees also considered in this regard the Adviser’s significant investment in sponsoring, forming, registering, and promoting the Fund during its start-up period and the related risks of those activities. The Trustees noted other benefits that could potentially be received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund, including possible ancillary benefits to the institutional investment management business of the Adviser and its affiliates due to the reputation and market penetration of the Fund. The Trustees considered the Adviser’s representation that it had proposed a management fee and expense cap designed to cause the Fund to have a competitive fee structure even at low asset levels and that, in the Adviser’s belief, the proposed management fee reflected reasonably foreseeable economies of scale that the Adviser might experience as the Fund’s assets grow at least during the proposed initial term. The Trustees considered that the Adviser was implementing an expense cap for each share class of the Fund that would limit the overall expense ratio of the Fund during the proposed initial term of the Agreement. In light of all of the information evaluated, including relevant information received from the Adviser in prior meetings concerning other funds within the Trust, the Trustees concluded that the Adviser’s profit from managing the Fund would likely not be excessive during the proposed initial term and that it did not appear appropriate at this time to consider the implementation of breakpoints in the management fee.

On the basis of these considerations and others and in the exercise of their business judgment, the Trustees determined to approve the Agreement for the proposed initial term.

166	DoubleLine Funds Trust

Federal Tax Information	(Unaudited) September 30, 2019

For the fiscal year ended March 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% (20% for taxpayers with taxable income greater than $425,800 for single individuals and $479,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and The Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income

DoubleLine Total Return Bond Fund	0.00%

DoubleLine Core Fixed Income Fund	0.01%

DoubleLine Emerging Markets Fixed Income Fund	0.13%

DoubleLine Multi-Asset Growth Fund (Consolidated)	10.80%

DoubleLine Low Duration Bond Fund	0.01%

DoubleLine Floating Rate Fund	0.00%

DoubleLine Shiller Enhanced CAPE®	0.00%

DoubleLine Flexible Income Fund	0.00%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.09%

DoubleLine Long Duration Total Return Bond Fund	0.00%

DoubleLine Strategic Commodity Fund (Consolidated)	0.00%

DoubleLine Global Bond Fund	0.00%

DoubleLine Infrastructure Income Fund	0.00%

DoubleLine Ultra Short Bond Fund	0.00%

DoubleLine Shiller Enhanced International CAPE®	0.00%

DoubleLine Colony Real Estate and Income Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2019 was as follows:

Dividends Received Deduction

DoubleLine Total Return Bond Fund	0.00%

DoubleLine Core Fixed Income Fund	0.00%

DoubleLine Emerging Markets Fixed Income Fund	0.00%

DoubleLine Multi-Asset Growth Fund (Consolidated)	3.69%

DoubleLine Low Duration Bond Fund	0.00%

DoubleLine Floating Rate Fund	0.00%

DoubleLine Shiller Enhanced CAPE®	0.00%

DoubleLine Flexible Income Fund	0.00%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	0.00%

DoubleLine Long Duration Total Return Bond Fund	0.00%

DoubleLine Strategic Commodity Fund (Consolidated)	0.00%

DoubleLine Global Bond Fund	0.00%

DoubleLine Infrastructure Income Fund	0.00%

DoubleLine Ultra Short Bond Fund	0.00%

DoubleLine Shiller Enhanced International CAPE®	0.00%

DoubleLine Colony Real Estate and Income Fund	0.00%

Semi-Annual Report	September 30, 2019	167

Federal Tax Information (Cont.)	(Unaudited) September 30, 2019

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended March 31, 2019 for each Fund was as follows:

Qualified Short-Term Gains

DoubleLine Total Return Bond Fund	0.00%

DoubleLine Core Fixed Income Fund	0.00%

DoubleLine Emerging Markets Fixed Income Fund	4.59%

DoubleLine Multi-Asset Growth Fund (Consolidated)	0.00%

DoubleLine Low Duration Bond Fund	0.00%

DoubleLine Floating Rate Fund	0.00%

DoubleLine Shiller Enhanced CAPE®	5.17%

DoubleLine Flexible Income Fund	0.00%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	2.72%

DoubleLine Long Duration Total Return Bond Fund	0.00%

DoubleLine Strategic Commodity Fund (Consolidated)	0.52%

DoubleLine Global Bond Fund	0.00%

DoubleLine Infrastructure Income Fund	0.00%

DoubleLine Ultra Short Bond Fund	1.53%

DoubleLine Shiller Enhanced International CAPE®	0.00%

DoubleLine Colony Real Estate and Income Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the fiscal year ended March 31, 2019 for each Fund was as follows:

Qualified Interest Income

DoubleLine Total Return Bond Fund	100.00%

DoubleLine Core Fixed Income Fund	77.73%

DoubleLine Emerging Markets Fixed Income Fund	0.47%

DoubleLine Multi-Asset Growth Fund (Consolidated)	33.41%

DoubleLine Low Duration Bond Fund	78.10%

DoubleLine Floating Rate Fund	97.94%

DoubleLine Shiller Enhanced CAPE®	82.85%

DoubleLine Flexible Income Fund	73.41%

DoubleLine Low Duration Emerging Markets Fixed Income Fund	4.33%

DoubleLine Long Duration Total Return Bond Fund	100.00%

DoubleLine Strategic Commodity Fund (Consolidated)	62.59%

DoubleLine Global Bond Fund	23.38%

DoubleLine Infrastructure Income Fund	67.81%

DoubleLine Ultra Short Bond Fund	81.62%

DoubleLine Shiller Enhanced International CAPE®	62.42%

DoubleLine Colony Real Estate and Income Fund	39.51%

DoubleLine Shiller Enhanced CAPE® and DoubleLine Shiller Enhanced International CAPE® designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), $573,680,725 and $4,460,272, respectively.

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.

168	DoubleLine Funds Trust

Information About Proxy Voting	(Unaudited) September 30, 2019

Information about how a Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

A description of the Funds’ proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

It is the policy of the Trust to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter).

Shareholders and others who wish to obtain portfolio holdings for a particular month may make a request by contacting the Funds at no charge at 877-DLine11 (877-354-6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for portfolio holdings may be made on a monthly basis pursuant to this procedure, or standing requests for portfolio holdings may be accepted.

The Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. When available, Part F of Form N-PORT (and Form N-Q prior to March 31, 2019) is available on the SEC website at www.sec.gov.

This report includes summary Schedules of Investments for the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE® and DoubleLine Flexible Income Fund. A complete Schedule of Investments for each Fund may be obtained, without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the SEC website at www.sec.gov.

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Semi-Annual Report	September 30, 2019	169

Privacy Policy	(Unaudited) September 30, 2019

What Does DoubleLine Do With Your Personal Information?

This notice provides information about how DoubleLine collects, shares, and protects your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

Why do we need your personal information?

All financial companies need to share customers’ personal information to run their everyday businesses, to appropriately tailor the services offered to you (where applicable), and to comply with our regulatory obligations. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request (where applicable), to make its customers aware of other financial products and services offered by a DoubleLine affiliated company, and to satisfy obligations we owe to regulatory bodies.

Information we may collect

We may collect various types of personal data about you, including:

•

Your personal identification information, which may include your name and passport information, your IP address, politically exposed person (“PEP”) status, and such other information as may be necessary for us to provide our services to you and to complete our customer due diligence process and discharge anti-money laundering obligations;

•	Your contact information, which may include postal address and e-mail address and your home and mobile telephone numbers;
•	Your family relationships, which may include your marital status, the identity of your spouse and the number of children that you have;
•

Your professional and employment information, which may include your level of education and professional qualifications, your employment, employer’s name and details of directorships and other offices which you may hold; and

•

Financial information, risk tolerance, sources of wealth and your assets, which may include details of shareholdings and beneficial interests in financial instruments, your bank details and your credit history.

Where we obtain your personal information

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

Information Collected from Websites

Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

How and why we may share your information

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•

It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

170	DoubleLine Funds Trust

(Unaudited) September 30, 2019

•

DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

•

In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 1 (213) 633-8200. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Notice to “natural persons” residing in the European Economic Area (the “EEA”)

If you reside in the EEA, we may transfer your personal information outside the EEA, and will ensure that it is protected and transferred in a manner consistent with legal requirements applicable to the information. This can be done in a number of different ways, for instance:

•	the country to which we send the personal information may have been assessed by the European Commission as providing an “adequate” level of protection for personal data;
•	the recipient may have signed a contract based on standard contractual clauses approved by the European Commission; or
•	where the recipient is located in the U.S., it may be a certified member of the EU-U.S. Privacy Shield scheme.

In other circumstances, the law may permit us to otherwise transfer your personal information outside the EEA. In all cases, however, any transfer of your personal information will be compliant with applicable data protection law.

Retention of personal information and security

Your personal information will be retained for as long as required:

•	for the purposes for which the personal information was collected;
•	in order to establish or defend legal rights or obligations or to satisfy any reporting or accounting obligations; and/or
•	as required by data protection laws and any other applicable laws or regulatory requirements, including, but not limited to, U.S. laws and regulations applicable to our business.

We will undertake commercially reasonable efforts to protect the personal information that we hold with appropriate security measures.

Access To and Control of Your Personal Information

Depending on your country of domicile, you may have the following rights in respect of the personal information about you that we process:

•	the right to access and port personal information;
•	the right to rectify personal information;
•	the right to restrict the use of personal information;
•	the right to request that personal information is erased; and
•	the right to object to processing of personal information.

Although you have the right to request that your personal information be deleted at any time, applicable laws or regulatory requirements may prohibit us from doing so. If you are an investor in the DoubleLine funds, certain of the rights described above that may apply to direct clients of DoubleLine domiciled or resident outside the United States will not apply to you. In addition, if you invest in a DoubleLine fund through a financial intermediary, DoubleLine may not have access to personal information about you.

If you wish to exercise any of the rights set out above, please contact privacy@doubleline.com.

Changes to DoubleLine’s Privacy Policy

As required by U.S. federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify its privacy policy at any time, but in the event that there is a change that affects the content of this notice materially, DoubleLine will promptly inform its customers of that change, in accordance with applicable law.

Semi-Annual Report	September 30, 2019	171

Investment Advisers:

DoubleLine Capital LP and

DoubleLine Alternatives LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Distributor:

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodians:

U.S. Bank, N.A.

1555 North River Center Drive

Suite 302

Milwaukee, WI 53212

State Street Bank and Trust Company

Channel Center

1 Iron Street

Boston, MA 02210

Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doublelinefunds.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

DL-SEMI-DFT

DoubleLine Capital LP & DoubleLine Alternatives LP || 333 South Grand Avenue, 18th Floor  || Los Angeles, CA 90071 || (213) 633-8200

fundinfo@doubleline.com || www.doubleline.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

The information required by this Item 6 (except with respect to the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE and DoubleLine Flexible Income Fund) is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE, and DoubleLine Flexible Income Fund in its annual report to shareholders, a copy of which is included under Item 1, for this reporting period. The DoubleLine Total Return Bond Fund, DoubleLine Core Fixed Income Fund, DoubleLine Shiller Enhanced CAPE and DoubleLine Flexible Income Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

DoubleLine Total Return Bond Fund

Schedule of Investments

September 30, 2019 (Unaudited)

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 3.9%
9,448,469	Americredit Automobile Receivables Trust, Series 2019-2-A1	2.52%		06/18/2020	9,450,689
14,250,000	Applebee’s Funding LLC, Series 2019-1A-A2I	4.19%	^	06/07/2049	14,593,568
13,837,711	Aqua Finance Trust, Series 2017-A-A	3.72%	^	11/15/2035	13,974,043
16,791,250	CAL Funding Ltd., Series 2018-1A-A	3.96%	^	02/25/2043	16,954,350
7,815,599	Carmax Auto Owner Trust, Series 2019-2-A1	2.60%		04/15/2020	7,827,264
30,506,002	Castlelake Aircraft Securitization Trust, Series 2016-1-A	4.45%		08/15/2041	31,482,621
43,647,999	Castlelake Aircraft Securitization Trust, Series 2017-1-A	3.97%		07/15/2042	44,405,292
16,324,901	Castlelake Aircraft Securitization Trust, Series 2018-1-A	4.13%	^	06/15/2043	16,777,820
235,654	Citi Held For Asset Issuance, Series 2015-PM1-C	5.01%	^	12/15/2021	235,806
2,917,173	Citi Held For Asset Issuance, Series 2015-PM2-C	5.96%	^	03/15/2022	2,921,013
31,931,661	CLI Funding LLC, Series 2018-1A-A	4.03%	^	04/18/2043	32,273,528
31,797,925	CLI Funding LLC, Series 2019-1A-A	3.71%	^	05/18/2044	32,453,127
22,282,113	Coinstar Funding LLC, Series 2017-1A-A2	5.22%	^	04/25/2047	22,972,488
4,536,956	Commonbond Student Loan Trust, Series 2015-A-A	3.20%	^	06/25/2032	4,546,070
10,280,513	Commonbond Student Loan Trust, Series 2016-A-A1	3.32%	^	05/25/2040	10,469,543
10,676,228	Consumer Installment Loan Trust, Series 2018-6-PT	9.36%	# ^	06/17/2041	10,514,607
21,000,000	Credit Acceptance Auto Loan Trust, Series 2017-3A-A	2.65%	^	06/15/2026	21,059,522
41,000,000	Credit Acceptance Auto Loan Trust, Series 2018-1A-A	3.01%	^	02/16/2027	41,255,512
7,980,000	DB Master Finance LLC, Series 2019-1A-A2I	3.79%	^	05/20/2049	8,240,443
5,615,046	Dell Equipment Finance Trust, Series 2019-1-A1	2.65%	^	04/22/2020	5,625,234
48,739,235	Dividend SLR, Series 2019-1-A	3.67%	^	08/22/2039	49,207,097
3,250,036	DLL LLC, Series 2019-DA1-A1	2.66%	^	04/20/2020	3,251,136
6,182,798	Drive Auto Receivables Trust, Series 2017-3-C	2.80%		07/15/2022	6,188,264
2,000,285	Drive Auto Receivables Trust, Series 2019-3-A1	2.49%		06/15/2020	2,000,522
7,048,088	Earnest Student Loan Program LLC, Series 2016-B-A2	3.02%	^	05/25/2034	7,059,080
9,126,771	Earnest Student Loan Program LLC, Series 2016-D-A2	2.72%	^	01/25/2041	9,173,097
48,847,463	ECAF Ltd., Series 2015-1A-A2	4.95%	^	06/15/2040	48,969,582
5,207,271	Element Rail Leasing LLC, Series 2016-1A-A1	3.97%	^	03/19/2046	5,310,797
5,934,824	Enterprise Fleet Financing LLC, Series 2019-1-A1	2.70%	^	03/23/2020	5,947,013
25,500,000	ExteNet Issuer LLC, Series 2019-1A-A2	3.20%	^	07/26/2049	25,846,657
6,318,922	Falcon Aerospace Ltd., Series 2017-1-A	4.58%	^	02/15/2042	6,441,237
4,443,026	Foundation Finance Trust, Series 2016-1A-A	3.96%	^	06/15/2035	4,476,431
11,504,077	Foundation Finance Trust, Series 2019-1A-A	3.86%	^	11/15/2034	11,687,970
24,515,805	Global SC Finance Ltd., Series 2018-1A-A	4.29%	^	05/17/2038	25,440,232
35,030,739	Harbour Aircraft Investments Ltd., Series 2017-1-A	4.00%		11/15/2037	35,189,954
6,442,210	HERO Funding Trust, Series 2016-3A-A2	3.91%	^	09/20/2042	6,670,040
16,075,776	HERO Funding Trust, Series 2016-4A-A2	4.29%	^	09/20/2047	16,807,480
13,046,126	Horizon Aircraft Finance Ltd., Series 2018-1-A	4.46%	^	12/15/2038	13,546,340
28,134,616	Horizon Aircraft Finance Ltd., Series 2019-1-A	3.72%	^	07/15/2039	28,204,868
48,000,000	JACK, Series 2019-1A-A23	4.97%	^	08/25/2049	49,814,880
62,524,000	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85%	^	07/30/2047	66,169,393
23,527,298	JOL Air Ltd., Series 2019-1-A	3.97%	^	04/15/2044	23,781,628
12,000,000	Kabbage Funding LLC, Series 2019-1-A	3.83%	^	03/15/2024	12,135,764
21,750,000	Kabbage Funding LLC, Series 2019-1-B	4.07%	^	03/15/2024	21,962,471
8,004,402	Kestrel Aircraft Funding Ltd., Series 2018-1A-A	4.25%	^	12/15/2038	8,166,379
5,673,184	Kubota Credit Owner Trust, Series 2019-1A-A1	2.51%	^	06/15/2020	5,682,243
78,333,333	Labrador Aviation Finance Ltd., Series 2016-1A-A1	4.30%	^	01/15/2042	80,566,538
11,000,000	Lendmark Funding Trust, Series 2017-2A-A	2.80%	^	05/20/2026	10,996,240
1,222,577	Marlette Funding Trust, Series 2018-1A-A	2.61%	^	03/15/2028	1,222,796
8,657,410	Marlette Funding Trust, Series 2018-4A-A	3.71%	^	12/15/2028	8,743,424
23,521,198	Mill City Solar Loan 2019-2 Ltd., Series 2019-2GS-A	3.69%	^	07/20/2043	23,854,846
29,351,824	Mosaic Solar Loan Trust, Series 2017-2A-A	3.82%	^	06/22/2043	30,016,138
17,036,487	Mosaic Solar Loan Trust, Series 2018-1A-A	4.01%	^	06/22/2043	17,688,971
22,161,964	Mosaic Solar Loan Trust, Series 2018-2GS-A	4.20%	^	02/22/2044	22,980,423
3,817,170	Mosaic Solar Loan Trust, Series 2019-1A-A	4.37%	^	12/21/2043	3,934,870
23,000,000	Navient Private Education Loan Trust, Series 2017-A-B	3.91%	^	12/16/2058	24,179,999
30,000,000	Navient Private Education Loan Trust, Series 2018-BA-B	4.13%	^	12/15/2059	32,321,982
8,544,163	Newtek Small Business Loan Trust, Series 2018-1-A (1 Month LIBOR USD + 1.70%)	3.72%	^	02/25/2044	8,533,529
75,000,000	OneMain Financial Issuance Trust, Series 2017-1A-A1	2.37%	^	09/14/2032	74,955,953
12,022,670	Oxford Finance Funding LLC, Series 2016-1A-A	3.97%	^	06/17/2024	12,101,405
12,500,000	Oxford Finance Funding LLC, Series 2019-1A-A2	4.46%	^	02/15/2027	12,825,555
51,562,502	Pioneer Aircraft Finance Ltd., Series 2019-1-A	3.97%	^	06/15/2044	51,890,543
50,907,696	PPT2, Series 2019-ST1-A	4.50%	^	07/15/2025	51,061,844
11,250,000	Primose Funding LLC, Series 2019-1A-A2	4.48%	^	07/30/2049	11,270,961
16,536,350	Renew, Series 2017-2A-A	3.22%	^	09/22/2053	16,881,629
8,989,779	Santander Drive Auto Receivables Trust 2018-1, Series 2018-1-B	2.63%		07/15/2022	8,997,365
4,481,664	Santander Drive Auto Receivables Trust, Series 2019-2-A1	2.56%		05/15/2020	4,487,970
2,287,535	Santander Retail Auto Lease Trust, Series 2019-A-A1	2.62%	^	04/20/2020	2,290,968
16,771,674	SCF Equipment Leasing LLC, Series 2017-2A-A	3.41%	^	12/20/2023	16,960,721
30,265,469	Shenton Aircraft Investment Ltd., Series 2015-1A-A	4.75%	^	10/15/2042	31,115,656
9,968,547	SLM Private Credit Student Loan Trust, Series 2006-A-A5 (3 Month LIBOR USD + 0.29%, 0.29% Floor)	2.41%		06/15/2039	9,763,872
7,611,999	SLM Private Credit Student Loan Trust, Series 2006-B-A5 (3 Month LIBOR USD + 0.27%, 0.27% Floor)	2.39%		12/15/2039	7,432,624
36,525,641	SLVRR, Series 2019-1-A	3.97%	^	07/15/2044	37,063,956
1,554,746	SoFi Consumer Loan Program LLC, Series 2016-1-A	3.26%	^	08/25/2025	1,571,033
17,257,089	SoFi Consumer Loan Program LLC, Series 2017-6-A2	2.82%	^	11/25/2026	17,304,241
2,634,852	SoFi Consumer Loan Program Trust, Series 2016-2-A	3.09%	^	10/27/2025	2,644,954
11,933,981	SoFi Consumer Loan Program Trust, Series 2017-2-A	3.28%	^	02/25/2026	12,028,939
8,969,797	SoFi Consumer Loan Program Trust, Series 2017-5-A2	2.78%	^	09/25/2026	8,995,691
841,916	SoFi Consumer Loan Program Trust, Series 2018-1-A1	2.55%	^	02/25/2027	842,076
1,471,190	SoFi Consumer Loan Program Trust, Series 2018-2-A1	2.93%	^	04/26/2027	1,472,585
5,962,960	SoFi Consumer Loan Program Trust, Series 2018-4-A	3.54%	^	11/26/2027	6,031,231
9,273,842	SoFi Professional Loan Program, Series 2016-A-A2	2.76%	^	12/26/2036	9,335,374
20,000,000	SoFi Professional Loan Program, Series 2017-E-B	3.49%	^	11/26/2040	20,590,728
13,000,000	SoFi Professional Loan Program, Series 2017-E-C	4.16%	^	11/26/2040	13,716,145
22,800,000	SoFi Professional Loan Program, Series 2018-A-B	3.61%	^	02/25/2042	23,897,585
18,000,000	SoFi Professional Loan Program, Series 2018-B-BFX	3.83%	^	08/25/2047	19,043,158
7,511,062	SoFi Professional Loan Program, Series 2019-A-A1FX	3.18%	^	06/15/2048	7,592,270
5,723,886	Springleaf Funding Trust, Series 2016-AA-A	2.90%	^	11/15/2029	5,725,261
71,750,000	Springleaf Funding Trust, Series 2017-AA-A	2.68%	^	07/15/2030	71,942,491
26,100,855	Sprite Ltd., Series 2017-1-A	4.25%	^	12/15/2037	26,406,104
1,902,628	Spruce Asset Backed Securities Trust, Series 2016-E1-A	4.32%	^	06/15/2028	1,946,461
24,391,929	STARR Ltd., Series 2018-1-A	4.09%	^	05/15/2043	24,969,872
14,640,558	Sunnova Helios II Issuer LLC, Series 2018-1A-A	4.87%	^	07/20/2048	16,037,494
19,099,791	Sunnova Helios III Issuer LLC, Series 2019-AA-A	3.75%	^	06/20/2046	19,349,530
28,782,500	Taco Bell Funding LLC, Series 2018-1A-A2I	4.32%	^	11/25/2048	29,847,740
3,475,000	TAL Advantage LLC, Series 2013-2A-A	3.55%	^	11/20/2038	3,499,003
4,271,783	Textainer Marine Containers Ltd., Series 2017-1A-A	3.72%	^	05/20/2042	4,276,189
3,888,258	Triton Container Finance LLC, Series 2017-1A-A	3.52%	^	06/20/2042	3,932,528
22,100,000	Triton Container Finance LLC, Series 2018-1A-A	3.95%	^	03/20/2043	22,620,592
39,375,000	Triton Container Finance LLC, Series 2018-2A-A	4.19%	^	06/22/2043	40,721,877
14,483,383	Upgrade Master Pass-Thru Trust, Series 2019-ST2-A	3.90%	^	09/15/2025	14,568,155
8,886,673	Upgrade Receivables Trust, Series 2018-1A-A	3.76%	^	11/15/2024	8,916,026
9,918,930	Upstart Securitization Trust, Series 2019-1-A	3.45%	^	04/20/2026	9,951,803
25,929,056	Upstart Securitization Trust, Series 2019-2-A	2.90%	^	09/20/2029	25,990,648
17,813,417	Vantage Data Centers Issuer LLC, Series 2018-1A-A2	4.07%	^	02/16/2043	18,530,856

21,816,667	Vantage Data Centers Issuer LLC, Series 2018-2A-A2	4.20%	^	11/16/2043	22,559,524
18,734,375	Vantage Data Centers Issuer LLC, Series 2019-1A-A2	3.19%	^	07/15/2044	18,958,882
18,526,738	Vivint Colar Financing LLC, Series 2018-1A-A	4.73%	^	04/30/2048	19,756,039
53,219,683	Waterfall Commercial Mortgage Trust, Series 2015-SBC5-A	4.10%	# ^	09/14/2022	54,908,120
20,947,500	Wendy’s Funding LLC, Series 2019-1A-A2II	4.08%	^	06/15/2049	21,907,524
31,000,000	Westlake Automobile Receivables Trust, Series 2019-2A-A2A	2.57%	^	02/15/2023	31,099,417
10,800,000	Zephyrus Capital Aviation Partners Ltd., Series 2018-1-A	4.61%	^	10/15/2038	10,883,408

Total Asset Backed Obligations (Cost $2,090,164,576)					2,135,675,427

Collateralized Loan Obligations - 4.9%
68,250,000	AIMCO, Series 2015-AA-AR (3 Month LIBOR USD + 0.85%, 0.85% Floor)	3.15%	^	01/15/2028	67,981,644
18,760,000	Anchorage Capital Ltd., Series 2014-5RA-A (3 Month LIBOR USD + 0.99%)	3.29%	^	01/15/2030	18,751,473
37,500,000	Anchorage Capital Ltd., Series 2016-9A-AR (3 Month LIBOR USD + 1.37%)	3.67%	^	07/15/2032	37,561,626
36,000,000	Anchorage Capital Ltd., Series 2018-10A-A1A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.50%	^	10/15/2031	35,820,104
4,158,596	Apidos Ltd., Series 2013-16A-A1R (3 Month LIBOR USD + 0.98%)	3.28%	^	01/19/2025	4,161,252
35,000,000	Assurant Ltd., Series 2018-2A-A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	3.51%	^	10/20/2031	34,916,814
20,000,000	Assurant Ltd., Series 2019-1A-A (3 Month LIBOR USD + 1.35%, 1.35% Floor)	3.63%	^	04/20/2030	20,019,269
25,000,000	Birch Grove Ltd., Series 19A-A (3 Month LIBOR USD + 1.49%)	3.97%	^	06/15/2031	24,986,164
43,000,000	Cathedral Lake Ltd., Series 2016-4A-A (3 Month LIBOR USD + 1.65%)	3.93%	^	10/20/2028	43,023,675
50,000,000	CBAM Ltd., Series 2018-6A-A (3 Month LIBOR USD + 0.94%)	3.24%	^	07/15/2031	50,062,243
3,000,000	CFIP Ltd., Series 2014-1A-AR (3 Month LIBOR USD + 1.32%)	3.62%	^	07/13/2029	3,004,878
31,500,000	CRMN Mortgage Trust, Series 2018-1A-A1 (3 Month LIBOR USD + 1.25%, 1.25% Floor)	3.53%	^	10/25/2031	31,424,970
98,000,000	CVP Ltd., Series 2017-1A-A (3 Month LIBOR USD + 1.34%)	3.62%	^	07/20/2030	98,009,433
61,250,000	CVP Ltd., Series 2017-2A-A (3 Month LIBOR USD + 1.19%, 1.19% Floor)	3.47%	^	01/20/2031	61,153,597
35,250,000	Elevation Ltd., Series 2014-2A-A1R (3 Month LIBOR USD + 1.23%)	3.53%	^	10/15/2029	35,252,619
25,500,000	Elevation Ltd., Series 2018-9A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	3.42%	^	07/15/2031	25,326,165
40,000,000	Elmwood Ltd., Series 2019-2A-A (3 Month LIBOR USD + 1.45%, 1.45% Floor)	4.00%	^	04/20/2031	40,002,556
10,000,000	Elmwood Ltd., Series 2019-2A-B (3 Month LIBOR USD + 2.10%, 2.10% Floor)	4.65%	^	04/20/2031	9,999,153
2,906,625	GLG Ore Hill Ltd., Series 2013-1A-A (3 Month LIBOR USD + 1.12%)	3.42%	^	07/15/2025	2,909,700
49,300,000	Greywolf Ltd., Series 2018-1A-A1 (3 Month LIBOR USD + 1.03%)	3.30%	^	04/26/2031	48,861,778
50,000,000	Greywolf Ltd., Series 2018-2A-A1 (3 Month LIBOR USD + 1.18%, 1.18% Floor)	3.46%	^	10/20/2031	49,798,410
1,750,000	Halcyon Loan Advisors Funding Ltd., Series 2014-2A-D (3 Month LIBOR USD + 5.00%)	7.26%	^	04/28/2025	1,643,827
5,000,000	Halcyon Loan Advisors Funding Ltd., Series 2014-3A-D (3 Month LIBOR USD + 3.65%)	5.93%	^	10/22/2025	4,975,096
85,500,000	Halcyon Loan Advisors Funding Ltd., Series 2015-3A-A1R (3 Month LIBOR USD + 0.90%)	3.20%	^	10/18/2027	85,498,201
31,000,000	Harbourview Ltd., Series 7RA-A1 (3 Month LIBOR USD + 1.13%, 1.13% Floor)	3.43%	^	07/18/2031	30,804,093
17,850,962	Jamestown Ltd., Series 2014-4A-A1AR (3 Month LIBOR USD + 0.69%)	2.99%	^	07/15/2026	17,815,824
56,695,000	Jamestown Ltd., Series 2018-6RA-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.43%	^	04/25/2030	56,356,471
13,600,000	Kayne Ltd., Series 2019-5A-A (3 Month LIBOR USD + 1.35%, 1.35% Floor)	3.53%	^	07/24/2032	13,598,258
12,950,000	Kayne Ltd., Series 2019-5A-B1 (3 Month LIBOR USD + 2.00%, 2.00% Floor)	4.18%	^	07/24/2032	12,948,827
20,000,000	KVK Ltd., Series 2013-1A-AR (3 Month LIBOR USD + 0.90%)	3.20%	^	01/14/2028	19,920,781
30,000,000	LCM LP, Series 17A-A2RR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.45%	^	10/15/2031	29,865,242
50,000,000	LCM LP, Series 19A-AR (3 Month LIBOR USD + 1.24%, 1.24% Floor)	3.54%	^	07/15/2027	50,199,152
20,000,000	Madison Park Funding Ltd., Series 2013-11A-AR (3 Month LIBOR USD + 1.16%)	3.42%	^	07/23/2029	20,027,975
5,500,000	Madison Park Funding Ltd., Series 2014-15A-CR (3 Month LIBOR USD + 3.45%)	5.71%	^	01/27/2026	5,515,663
5,000,000	Madison Park Funding Ltd., Series 2014-15A-DR (3 Month LIBOR USD + 5.44%)	7.70%	^	01/27/2026	4,971,803
64,500,000	Marathon Ltd., Series 2013-5A-A1R (3 Month LIBOR USD + 0.87%)	3.02%	^	11/21/2027	64,253,462
39,482,100	Marathon Ltd., Series 2014-7A-A1R (3 Month LIBOR USD + 1.32%)	3.58%	^	10/28/2025	39,500,857
25,000,000	Marble Point Ltd., Series 2018-2A-A1 (3 Month LIBOR USD + 1.33%, 1.33% Floor)	3.61%	^	01/20/2032	25,051,869
16,000,000	Marble Point Ltd., Series 2019-1A-A1 (3 Month LIBOR USD + 1.42%)	3.86%	^	07/23/2032	16,020,477
75,000,000	Midocean Credit, Series 2017-7A-A1 (3 Month LIBOR USD + 1.32%)	3.62%	^	07/15/2029	75,150,469
54,500,000	Midocean Credit, Series 2018-9A-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.43%	^	07/20/2031	54,294,539
65,000,000	MP Ltd., Series 2013-1A-AR (3 Month LIBOR USD + 1.25%)	3.53%	^	10/20/2030	64,871,613
55,000,000	MP Ltd., Series 2013-2A-ARR (3 Month LIBOR USD + 1.28%)	3.56%	^	07/25/2029	54,944,517
40,000,000	MP Ltd., Series 2015-2A-AR (3 Month LIBOR USD + 0.91%)	3.17%	^	10/28/2027	40,035,200
30,000,000	Nassau Ltd., Series 2018-IA-A (3 Month LIBOR USD + 1.15%)	3.45%	^	07/15/2031	29,853,023
2,250,000	Neuberger Berman Ltd., Series 2017-16SA-A (3 Month LIBOR USD + 0.85%)	3.15%	^	01/15/2028	2,248,862
17,000,000	Newark BSL Ltd., Series 2016-1A-A1 (3 Month LIBOR USD + 1.52%)	3.78%	^	12/21/2029	17,068,000
10,000,000	Newark BSL Ltd., Series 2016-1A-A2 (3 Month LIBOR USD + 2.20%)	4.46%	^	12/21/2029	10,016,741
19,500,000	Northwoods Capital Ltd., Series 2017-16A-A (3 Month LIBOR USD + 1.27%)	3.43%	^	11/15/2030	19,486,624
39,250,000	Northwoods Capital Ltd., Series 2018-11BA-A1 (3 Month LIBOR USD + 1.10%, 1.10% Floor)	3.40%	^	04/19/2031	39,008,009
40,000,000	Ocean Trails, Series 2019-7A-A1 (3 Month LIBOR USD + 1.40%, 1.40% Floor)	3.94%	^	04/17/2030	39,991,140
36,000,000	OCP Ltd., Series 2015-9A-A1R (3 Month LIBOR USD + 0.80%)	3.10%	^	07/15/2027	35,956,227
50,000,000	OFSI Fund Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.45%	^	07/15/2031	49,699,438
21,292,109	Palmer Square Loan Funding Ltd., Series 2017-1A-A1 (3 Month LIBOR USD + 0.74%)	3.04%	^	10/15/2025	21,309,143
38,000,000	Park Avenue Institutional Advisers Ltd., Series 2016-1A-A1R (3 Month LIBOR USD + 1.20%)	3.35%	^	08/23/2031	37,938,932
28,500,000	Pikes Peak, Series 2019-3A-A (3 Month LIBOR USD + 1.43%, 1.43% Floor)	4.01%	^	04/25/2030	28,541,953
20,500,000	PPM Ltd., Series 2019-3A-A (3 Month LIBOR USD + 1.40%)	3.87%	^	07/17/2030	20,488,113
28,000,000	Prudential PLC, Series 2018-1A-A (3 Month LIBOR USD + 1.15%)	3.45%	^	07/15/2031	27,792,725
2,500,000	Regatta Funding Ltd., Series 2018-1A-B (3 Month LIBOR USD + 1.65%)	3.95%	^	07/17/2031	2,461,383
20,000,000	Regatta Funding Ltd., Series 2018-3A-A (3 Month LIBOR USD + 1.19%)	3.47%	^	10/25/2031	19,911,449
25,500,000	Rockford Tower Ltd., Series 2017-3A-A (3 Month LIBOR USD + 1.19%)	3.47%	^	10/20/2030	25,468,362
39,000,000	Rockford Tower Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.10%)	3.24%	^	05/20/2031	38,761,659
50,000,000	Sound Point Ltd., Series 2013-3RA-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.45%	^	04/18/2031	49,625,000
36,500,000	Sound Point Ltd., Series 2015-2A-ARR (3 Month LIBOR USD + 1.39%, 1.39% Floor)	3.67%	^	07/20/2032	36,539,002
28,000,000	Sound Point Ltd., Series 2018-3A-A1A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	3.45%	^	10/26/2031	27,710,616
30,000,000	Steele Creek Ltd., Series 2014-1RA-A (3 Month LIBOR USD + 1.07%, 1.07% Floor)	3.35%	^	04/21/2031	29,780,730
20,000,000	Steele Creek Ltd., Series 2015-1A-AR (3 Month LIBOR USD + 1.26%)	3.41%	^	05/21/2029	19,975,517
34,000,000	Steele Creek Ltd., Series 2016-1A-AR (3 Month LIBOR USD + 1.12%, 1.12% Floor)	3.24%	^	06/15/2031	33,698,765
10,000,000	Steele Creek Ltd., Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	4.76%	^	04/15/2032	10,029,758
10,000,000	Symphony Ltd., Series 2014-15A-AR2 (3 Month LIBOR USD + 1.26%, 1.26% Floor)	3.56%	^	01/17/2032	10,018,069
30,000,000	TCI-Flatiron Ltd., Series 2016-1A-AR (3 Month LIBOR USD + 1.22%, 1.22% Floor)	3.52%	^	07/17/2028	30,019,040
25,000,000	Venture Ltd., Series 2014-19A-ARR (3 Month LIBOR USD + 1.26%, 1.26% Floor)	3.56%	^	01/15/2032	25,051,034
61,305,729	Venture Ltd., Series 2015-20A-AR (3 Month LIBOR USD + 0.82%)	3.12%	^	04/15/2027	61,235,023
30,500,000	Vibrant Ltd., Series 2016-5A-A (3 Month LIBOR USD + 1.55%)	3.83%	^	01/20/2029	30,521,229
75,000,000	Vibrant Ltd., Series 2018-10A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.48%	^	10/20/2031	74,677,996
20,000,000	Wellfleet Ltd., Series 2016-2A-A1R (3 Month LIBOR USD + 1.14%, 1.14% Floor)	3.42%	^	10/20/2028	20,016,783
25,000,000	Wellfleet Ltd., Series 2017-2A-A1 (3 Month LIBOR USD + 1.25%)	3.53%	^	10/20/2029	25,006,567
46,000,000	Wellfleet Ltd., Series 2018-2A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.48%	^	10/20/2031	45,825,109
4,387,764	WhiteHorse Ltd., Series 2014-1A-AR (3 Month LIBOR USD + 0.90%)	3.15%	^	05/01/2026	4,385,522
14,661,855	WhiteHorse Ltd., Series 2015-10A-A1R (3 Month LIBOR USD + 0.93%, 0.93% Floor)	3.23%	^	04/17/2027	14,640,820
4,000,000	Wind River Ltd., Series 2013-2A-AR (3 Month LIBOR USD + 1.23%)	3.53%	^	10/18/2030	3,986,358
40,000,000	Wind River Ltd., Series 2014-2A-AR (3 Month LIBOR USD + 1.14%, 1.14% Floor)	3.44%	^	01/15/2031	39,820,000
10,000,000	York Ltd., Series 2016-2A-A (3 Month LIBOR USD + 1.63%)	3.91%	^	01/20/2030	10,023,087
30,000,000	York Ltd., Series 2019-1A-A1 (3 Month LIBOR USD + 1.35%, 0.00% Floor)	3.52%	^	07/22/2032	29,871,005
15,747,293	Zais Ltd., Series 2014-2A-A1AR (3 Month LIBOR USD + 1.20%)	3.48%	^	07/25/2026	15,763,309
2,500,000	Zais Ltd., Series 2016-2A-A1 (3 Month LIBOR USD + 1.53%)	3.83%	^	10/15/2028	2,501,170

Total Collateralized Loan Obligations (Cost $2,652,304,548)					2,648,015,031

Non-Agency Commercial Mortgage Backed Obligations - 6.7%
10,139,000	20 Times Square Trust, Series 2018-20TS-F	3.20%	# ^	05/15/2035	9,982,766
7,727,000	20 Times Square Trust, Series 2018-20TS-G	3.20%	# ^	05/15/2035	7,489,773
3,500,000	Arbor Realty Ltd., Series 2017-FL2-AS (1 Month LIBOR USD + 1.25%)	3.28%	^	08/15/2027	3,505,261
5,500,000	Arbor Realty Ltd., Series 2017-FL2-B (1 Month LIBOR USD + 1.55%)	3.58%	^	08/15/2027	5,517,199
18,093,000	Arbor Realty Ltd., Series 2018-FL1-A (1 Month LIBOR USD + 1.15%)	3.18%	^	06/15/2028	18,137,147
2,602,000	AREIT Trust, Series 2018-CRE1-AS (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.28%	^	02/14/2035	2,605,089
1,706,000	AREIT Trust, Series 2018-CRE1-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	3.68%	^	02/14/2035	1,709,733
2,837,533	Ashford Hospitality Trust, Series 2018-ASHF-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	2.93%	^	04/15/2035	2,837,395
11,007,000	Atrium Hotel Portfolio Trust, Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%)	5.08%	^	12/15/2036	11,082,178
29,257,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	2.98%	^	06/15/2035	29,313,384
28,877,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-D (1 Month LIBOR USD + 2.30%, 2.30% Floor)	4.33%	^	06/15/2035	29,049,373
13,685,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	5.43%	^	06/15/2035	13,815,948
12,586,126	Banc of America Commercial Mortgage Trust, Series 2007-5-XW	0.00%	# ^ I/O	02/10/2051	126
4,000,000	Banc of America Commercial Mortgage Trust, Series 2015-UBS7-B	4.51%	#	09/15/2048	4,351,500

57,003,980	Banc of America Commercial Mortgage Trust, Series 2015-UBS7-XA	0.97%	# I/O	09/15/2048	2,342,864
1,013,598	Bancorp Commercial Mortgage Trust, Series 2018-CRE4-A (1 Month LIBOR USD + 0.90%, 0.95% Floor)	2.93%	^	09/15/2035	1,014,489
5,018,000	Bancorp Commercial Mortgage Trust, Series 2018-CRE4-D (1 Month LIBOR USD + 2.10%, 0.25% Floor)	4.13%	^	09/15/2035	5,050,242
16,331,992	Bancorp Commercial Mortgage Trust, Series 2019-CRE5-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.03%	^	03/15/2036	16,347,530
6,530,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE5-B (1 Month LIBOR USD + 1.50%, 1.50% Floor)	3.53%	^	03/15/2036	6,537,230
1,057,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE5-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	4.38%	^	03/15/2036	1,060,024
39,572,447	BANK, Series 2017-BNK4-XA	1.59%	# I/O	05/15/2050	3,153,453
88,843,653	BANK, Series 2017-BNK5-XA	1.23%	# I/O	06/15/2060	5,214,136
1,750,000	BANK, Series 2018-BN10-AS	3.90%	#	02/15/2061	1,917,379
151,739,896	BANK, Series 2018-BN10-XA	0.89%	# I/O	02/15/2061	7,919,184
95,092,340	BANK, Series 2019-BN16-XA	1.13%	# I/O	02/15/2052	6,912,044
43,097,000	BANK, Series 2019-BN19-AS	3.45%		08/15/2061	45,884,126
27,365,000	Barclays Commercial Mortgage Securities LLC, Series 2015-STP-D	4.43%	# ^	09/10/2028	27,511,507
12,089,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-C (1 Month LIBOR USD + 1.20%)	3.23%	^	08/15/2036	12,064,083
13,777,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-D (1 Month LIBOR USD + 1.70%)	3.73%	^	08/15/2036	13,809,503
28,585,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-E (1 Month LIBOR USD + 2.50%)	4.53%	^	08/15/2036	28,682,849
30,209,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-F (1 Month LIBOR USD + 3.50%)	5.53%	^	08/15/2036	30,361,824
187,745,335	Barclays Commercial Mortgage Securities LLC, Series 2019-C4-XA	1.75%	# I/O	08/15/2052	23,162,705
13,279,071	BBCMS Mortgage Trust, Series 2018-BXH-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.03%	^	10/15/2037	13,269,008
67,548,000	BBCMS Mortgage Trust, Series 2018-CBM-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.03%	^	07/15/2037	67,658,211
21,385,000	BBCMS Mortgage Trust, Series 2018-CBM-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.18%	^	07/15/2037	21,479,453
9,135,000	BBCMS Mortgage Trust, Series 2018-TALL-A (1 Month LIBOR USD + 0.72%)	2.75%	^	03/15/2037	9,125,960
5,775,000	BBCMS Mortgage Trust, Series 2018-TALL-F (1 Month LIBOR USD + 3.24%, 3.24% Floor)	5.26%	^	03/15/2037	5,816,801
18,989,000	BDS Ltd., Series 2019-FL4-A (1 Month LIBOR USD + 1.10%, 0.00% Floor)	3.13%	^	08/15/2036	19,061,405
7,220,000	BDS Ltd., Series 2019-FL4-AS (1 Month LIBOR USD + 1.40%, 0.00% Floor)	3.43%	^	08/15/2036	7,249,783
4,500,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-T26-AJ	5.57%	#	01/12/2045	3,926,152
37,699,742	Benchmark Mortgage Trust, Series 2018-B7-XA	0.60%	# I/O	05/15/2053	1,224,514
80,990,667	Benchmark Mortgage Trust, Series 2019-B9-XA	1.21%	# I/O	03/15/2052	6,612,443
75,399,000	BHMS Trust, Series 2018-ATLS-A (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.28%	^	07/15/2035	75,523,770
14,591,000	BHMS Trust, Series 2018-ATLS-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	3.93%	^	07/15/2035	14,643,338
28,680,000	Bremar Hotels and Resorts Trust, Series 2018-PRME-A (1 Month LIBOR USD + 0.82%, 0.82% Floor)	2.85%	^	06/15/2035	28,581,917
15,809,000	Bsprt Issuer Ltd., Series 2019-FL5-A (1 Month LIBOR USD + 1.15%, 1.15% Floor)	3.48%	^	05/15/2029	15,869,264
6,663,000	BX Commercial Mortgage Trust, Series 2018-BIOA-D (1 Month LIBOR USD + 1.32%, 1.35% Floor)	3.35%	^	03/15/2037	6,689,811
35,415,000	BX Commercial Mortgage Trust, Series 2018-BIOA-E (1 Month LIBOR USD + 1.95%, 1.98% Floor)	3.98%	^	03/15/2037	35,581,890
17,352,750	BX Trust, Series 2017-APPL-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	4.08%	^	07/15/2034	17,397,655
29,846,050	BX Trust, Series 2017-APPL-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.18%	^	07/15/2034	29,996,229
34,505,750	BX Trust, Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%)	4.08%	^	07/15/2034	34,548,489
63,983,750	BX Trust, Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%)	5.18%	^	07/15/2034	64,383,245
41,318,786	BX Trust, Series 2018-EXCL-A (1 Month LIBOR USD + 1.09%)	3.12%	^	09/15/2037	41,351,833
2,447,000	BX Trust, Series 2018-GW-D (1 Month LIBOR USD + 1.77%, 1.77% Floor)	3.80%	^	05/15/2035	2,458,636
4,437,000	BX Trust, Series 2018-GW-E (1 Month LIBOR USD + 1.97%, 1.97% Floor)	4.00%	^	05/15/2035	4,463,730
7,481,000	BX Trust, Series 2018-GW-F (1 Month LIBOR USD + 2.42%, 2.42% Floor)	4.45%	^	05/15/2035	7,535,879
16,882,000	BX Trust, Series 2018-MCSF-F (1 Month LIBOR USD + 2.65%, 2.65% Floor)	4.67%	^	04/15/2035	17,011,502
8,644,000	BX Trust, Series 2019-MMP-D (1 Month LIBOR USD + 1.60%, 1.60% Floor)	3.63%	^	08/15/2036	8,665,610
819,000	Caesars Palace Las Vegas Trust, Series 2017-VICI-B	3.83%	^	10/15/2034	853,574
4,077,000	Caesars Palace Las Vegas Trust, Series 2017-VICI-D	4.50%	# ^	10/15/2034	4,273,158
49,539,496	CD Commercial Mortgage Trust, Series 2017-CD6-XA	1.11%	# I/O	11/13/2050	2,708,057
5,394,250	CF Trust, Series 2019-MF1-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	3.08%	^	08/21/2032	5,407,790
4,517,000	CFCRE Commercial Mortgage Trust 2016-C4, Series 2016-C4-AM	3.69%		05/10/2058	4,801,270
7,155,000	CFCRE Commercial Mortgage Trust, Series 2016-C4-C	5.04%	#	05/10/2058	7,766,129
60,245,701	CFCRE Commercial Mortgage Trust, Series 2016-C4-XA	1.88%	# I/O	05/10/2058	5,303,266
44,114,185	CFCRE Commercial Mortgage Trust, Series 2017-C8-XA	1.81%	# I/O	06/15/2050	3,912,827
3,128,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN-B	4.69%	^	02/15/2033	3,331,287
3,128,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN-C	5.29%	^	02/15/2033	3,352,405
1,877,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN-D	6.10%	^	02/15/2033	2,016,795
5,436,000	CGDBB Commercial Mortgage Trust, Series 2017-BIOC-D (1 Month LIBOR USD + 1.60%, 1.60% Floor)	3.63%	^	07/15/2032	5,441,425
7,611,000	CGDBB Commercial Mortgage Trust, Series 2017-BIOC-E (1 Month LIBOR USD + 2.15%, 2.25% Floor)	4.18%	^	07/15/2032	7,620,305
43,737,000	CHT Mortgage Trust, Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	5.03%	^	11/15/2036	43,948,328
24,582,000	CHT Mortgage Trust, Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.74% Floor)	5.77%	^	11/15/2036	24,740,426
190,949,004	Citigroup Commercial Mortgage Trust, Series 2012-GC8-XA	1.93%	# ^ I/O	09/10/2045	8,100,305
150,638,478	Citigroup Commercial Mortgage Trust, Series 2014-GC19-XA	1.32%	# I/O	03/10/2047	6,523,640
82,061,741	Citigroup Commercial Mortgage Trust, Series 2014-GC21-XA	1.35%	# I/O	05/10/2047	3,789,004
187,822,739	Citigroup Commercial Mortgage Trust, Series 2014-GC25-XA	1.15%	# I/O	10/10/2047	8,048,129
6,265,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-B	3.77%		02/10/2048	6,554,122
3,685,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.57%	# ^	02/10/2048	3,527,564
210,466,107	Citigroup Commercial Mortgage Trust, Series 2015-GC27-XA	1.52%	# I/O	02/10/2048	11,904,047
14,310,000	Citigroup Commercial Mortgage Trust, Series 2015-GC33-C	4.72%	#	09/10/2058	15,155,086
175,083,734	Citigroup Commercial Mortgage Trust, Series 2015-GC33-XA	1.07%	# I/O	09/10/2058	7,525,694
20,725,000	Citigroup Commercial Mortgage Trust, Series 2015-GC35-C	4.65%	#	11/10/2048	21,960,873
106,069,269	Citigroup Commercial Mortgage Trust, Series 2016-C1-XA	2.06%	# I/O	05/10/2049	10,575,668
212,556,389	Citigroup Commercial Mortgage Trust, Series 2016-GC36-XA	1.44%	# I/O	02/10/2049	13,590,515
43,450,725	Citigroup Commercial Mortgage Trust, Series 2016-GC37-XA	1.93%	# I/O	04/10/2049	3,900,411
112,786,671	Citigroup Commercial Mortgage Trust, Series 2016-P3-XA	1.85%	# I/O	04/15/2049	8,860,622
60,170,429	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	2.14%	# I/O	07/10/2049	5,928,953
37,587,461	Citigroup Commercial Mortgage Trust, Series 2016-P5-XA	1.67%	# I/O	10/10/2049	2,814,448
46,706,656	Citigroup Commercial Mortgage Trust, Series 2017-P7-XA	1.28%	# I/O	04/14/2050	3,055,834
13,806,000	CLNS Trust, Series 2017-IKPR-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	4.10%	^	06/11/2032	13,814,505
88,477,000	CLNS Trust, Series 2017-IKPR-E (1 Month LIBOR USD + 3.50%, 3.50% Floor)	5.55%	^	06/11/2032	88,770,868
28,027,000	CLNS Trust, Series 2017-IKPR-F (1 Month LIBOR USD + 4.50%, 4.50% Floor)	6.55%	^	06/11/2032	28,215,627
1,493,592	Commercial Mortgage Pass Through Certificates, Series 2014-CR14-A2	3.15%		02/10/2047	1,493,192
31,683,491	Commercial Mortgage Pass-Through Certificates, Series 2012-CR2-XA	1.80%	# I/O	08/15/2045	1,189,915
140,192,678	Commercial Mortgage Pass-Through Certificates, Series 2012-CR3-XA	2.02%	# I/O	10/15/2045	6,459,097
106,894,198	Commercial Mortgage Pass-Through Certificates, Series 2012-LC4-XA	2.29%	# ^ I/O	12/10/2044	4,225,175
145,989,574	Commercial Mortgage Pass-Through Certificates, Series 2013-CR10-XA	0.83%	# I/O	08/10/2046	3,416,886
196,061,894	Commercial Mortgage Pass-Through Certificates, Series 2013-CR12-XA	1.32%	# I/O	10/10/2046	7,487,270
843,000	Commercial Mortgage Pass-Through Certificates, Series 2013-CR13-C	5.05%	#	11/10/2046	901,208
7,635,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR19-C	4.91%	#	08/10/2047	8,169,696
30,400,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR20-C	4.66%	#	11/10/2047	32,503,762
96,340,798	Commercial Mortgage Pass-Through Certificates, Series 2014-UBS3-XA	1.25%	# I/O	06/10/2047	4,186,721
8,215,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CALW-D	3.98%	# ^	02/10/2034	8,458,854
13,025,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR22-D	4.25%	# ^	03/10/2048	13,006,106
214,309,267	Commercial Mortgage Pass-Through Certificates, Series 2015-CR22-XA	1.08%	# I/O	03/10/2048	7,184,054
9,110,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26-B	4.63%	#	10/10/2048	9,964,985
84,895,439	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26-XA	1.10%	# I/O	10/10/2048	3,997,599
8,715,000	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-C	4.49%	#	02/10/2048	9,063,261
385,241,178	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-XA	1.25%	# I/O	02/10/2048	14,881,289
26,930,000	Commercial Mortgage Pass-Through Certificates, Series 2016-CR28-C	4.80%	#	02/10/2049	29,238,283
20,355,000	Commercial Mortgage Pass-Through Certificates, Series 2016-GCT-E	3.58%	# ^	08/10/2029	20,342,203
1,617,000	Commercial Mortgage Pass-Through Certificates, Series 2017-PANW-D	4.34%	# ^	10/10/2029	1,686,162
5,524,000	Commercial Mortgage Pass-Through Certificates, Series 2017-PANW-E	4.13%	# ^	10/10/2029	5,427,961
18,570,000	Commercial Mortgage Pass-Through Certificates, Series 2018-HCLV-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.03%	^	09/15/2033	18,555,239
833,000	Commercial Mortgage Trust, Series 2015-3BP-F	3.35%	# ^	02/10/2035	827,407
1,889,000	Core Industrial Trust, Series 2015-CALW-C	3.56%	^	02/10/2034	1,936,645
1,782,000	Core Mortgage Trust, Series 2019-CORE-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	3.93%	^	12/15/2031	1,785,716
150,822,000	Credit Suisse Mortgage Capital Certificates, Series 2014-USA-X1	0.70%	# ^ I/O	09/15/2037	4,176,337
26,290,000	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4-A (1 Month LIBOR USD + 0.98%, 0.98% Floor)	3.01%	^	05/15/2036	26,320,181
21,723,000	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4-E (1 Month LIBOR USD + 2.15%, 2.15% Floor)	4.18%	^	05/15/2036	21,808,226
4,606,000	CSAIL Commercial Mortgage Trust, Series 2015-C1-C	4.42%	#	04/15/2050	4,876,108
13,360,000	CSAIL Commercial Mortgage Trust, Series 2015-C2-AS	3.85%	#	06/15/2057	14,149,795
12,154,000	CSAIL Commercial Mortgage Trust, Series 2015-C3-C	4.50%	#	08/15/2048	12,061,887
9,759,000	CSAIL Commercial Mortgage Trust, Series 2015-C4-C	4.73%	#	11/15/2048	10,475,781
309,294,880	CSAIL Commercial Mortgage Trust, Series 2015-C4-XA	1.04%	# I/O	11/15/2048	12,862,863
2,085,000	CSAIL Commercial Mortgage Trust, Series 2016-C7-C	4.53%	#	11/15/2049	2,150,873

187,119,106	CSAIL Commercial Mortgage Trust, Series 2017-C8-XA	1.39%	# I/O	06/15/2050	11,568,377
5,511,000	CSAIL Commercial Mortgage Trust, Series 2017-CX10-C	4.25%	#	11/15/2050	5,892,719
91,515,196	CSAIL Commercial Mortgage Trust, Series 2017-CX10-XA	0.86%	# I/O	11/15/2050	4,263,903
4,393,000	CSAIL Commercial Mortgage Trust, Series 2019-C16-AS	3.61%		06/15/2052	4,702,048
15,894,000	CSAIL Commercial Mortgage Trust, Series 2019-C16-B	3.88%		06/15/2052	17,047,609
3,818,000	CSMC Trust 2017-MOON, Series 2017-MOON-D	3.30%	# ^	07/10/2034	3,848,095
7,050,000	CSMC Trust, Series 2017-CALI-E	3.90%	# ^	11/10/2032	6,943,417
6,050,000	CSMC Trust, Series 2017-CALI-F	3.90%	# ^	11/10/2032	5,803,531
12,164,000	CSMC Trust, Series 2017-CHOP-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	3.93%	^	07/15/2032	12,206,890
21,321,000	CSMC Trust, Series 2017-CHOP-E (1 Month LIBOR USD + 3.30%, 3.30% Floor)	5.33%	^	07/15/2032	21,478,334
4,673,000	CSMC Trust, Series 2017-MOON-E	3.30%	# ^	07/10/2034	4,635,535
43,750,000	CSWF Trust, Series 2018-TOP-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.03%	^	08/15/2035	43,795,640
101,501,484	DBUBS Mortgage Trust, Series 2011-LC2A-XA	1.22%	# ^ I/O	07/10/2044	1,301,452
2,996,000	DBUBS Mortgage Trust, Series 2011-LC3A-PM2	5.27%	# ^	05/10/2044	3,101,018
122,033,948	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1-XA	1.62%	# I/O	05/10/2049	8,879,056
49,773,233	Exantas Capital Corporation Ltd., Series 2019-RSO7-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.02%	^	04/15/2036	49,847,893
73,900,846	FREMF Mortgage Trust, Series 2010-K8-C	0.00%	^ P/O	09/25/2043	71,474,533
86,165,686	FREMF Mortgage Trust, Series 2013-K713-D	0.00%	^ P/O	04/25/2046	83,377,020
186,442,686	FREMF Mortgage Trust, Series 2013-K713-X2B	0.10%	^ I/O	04/25/2046	85,633
34,385,711	FREMF Mortgage Trust, Series 2014-K503-D	0.00%	^ P/O	10/25/2047	34,325,399
34,385,762	FREMF Mortgage Trust, Series 2014-K503-X2B	0.10%	^ I/O	10/25/2047	45
28,137,253	GPMT Ltd., Series 2018-FL1-A (1 Month LIBOR USD + 0.90%, 0.90% Floor)	2.94%	^	11/21/2035	28,161,873
17,094,000	GPMT Ltd., Series 2019-FL2-A (1 Month LIBOR USD + 1.30%, 1.30% Floor)	3.33%	^	02/22/2036	17,196,564
3,322,000	GPT Mortgage Trust, Series 2018-GPP-B (1 Month LIBOR USD + 1.28%, 1.28% Floor)	3.31%	^	06/15/2035	3,312,884
15,417,000	Great Wolf Trust, Series 2017-WOLF-D (1 Month LIBOR USD + 2.10%, 1.00% Floor)	4.13%	^	09/15/2034	15,438,451
31,606,000	Great Wolf Trust, Series 2017-WOLF-E (1 Month LIBOR USD + 3.10%, 1.00% Floor)	5.13%	^	09/15/2034	31,694,345
16,823,000	Great Wolf Trust, Series 2017-WOLF-F (1 Month LIBOR USD + 4.07%, 1.00% Floor)	6.10%	^	09/15/2034	16,892,287
2,287,823	Greenwich Capital Commercial Funding Corporation, Series 2006-GG7-AM	5.83%	#	07/10/2038	2,307,792
18,130,323	GS Mortgage Securities Corporation, Series 2011-GC3-X	0.81%	# ^ I/O	03/10/2044	122,784
23,108,294	GS Mortgage Securities Corporation, Series 2013-GC10-XA	1.65%	# I/O	02/10/2046	977,966
275,057,566	GS Mortgage Securities Corporation, Series 2015-GC28-XA	1.23%	# I/O	02/10/2048	9,955,544
240,193,744	GS Mortgage Securities Corporation, Series 2015-GC32-XA	0.93%	# I/O	07/10/2048	8,459,143
170,370,552	GS Mortgage Securities Corporation, Series 2015-GC34-XA	1.48%	# I/O	10/10/2048	10,430,733
59,522,000	GS Mortgage Securities Corporation, Series 2018-FBLU-F (1 Month LIBOR USD + 3.25%, 3.25% Floor)	5.28%	^	11/15/2035	59,899,858
206,729,703	GS Mortgage Securities Corporation, Series 2018-GS9-XA	0.60%	# I/O	03/10/2051	6,727,667
34,121,000	GS Mortgage Securities Corporation, Series 2018-TWR-A (1 Month LIBOR USD + 0.90%, 0.85% Floor)	2.93%	^	07/15/2031	34,076,943
3,897,000	GS Mortgage Securities Corporation, Series 2018-TWR-D (1 Month LIBOR USD + 1.60%, 1.50% Floor)	3.63%	^	07/15/2031	3,885,972
11,950,000	GS Mortgage Securities Corporation, Series 2018-TWR-E (1 Month LIBOR USD + 2.10%, 2.10% Floor)	4.13%	^	07/15/2031	11,998,966
11,242,000	GS Mortgage Securities Corporation, Series 2018-TWR-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	4.83%	^	07/15/2031	11,307,390
4,648,000	GS Mortgage Securities Corporation, Series 2018-TWR-G (1 Month LIBOR USD + 3.92%, 3.98% Floor)	5.95%	^	07/15/2031	4,691,596
23,022,000	GS Mortgage Securities CorporationTrust 2019-SOHO, Series 2019-SOHO-E (1 Month LIBOR USD + 1.87%, 1.88% Floor)	3.90%	^	06/15/2036	23,002,243
16,399,000	GS Mortgage Securities CorporationTrust, Series 2018-LUAU-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.03%	^	11/15/2032	16,407,711
92,754,112	GS Mortgage Securities Trust, Series 2012-GC6-XA	2.12%	# ^ I/O	01/10/2045	3,126,871
3,500,000	GS Mortgage Securities Trust, Series 2015-GC28-C	4.47%	#	02/10/2048	3,609,517
67,575,594	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.94%	# I/O	11/10/2048	2,832,627
55,219,947	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.80%	# I/O	05/10/2049	4,329,487
308,329,382	GS Mortgage Securities Trust, Series 2016-GS3-XA	1.38%	# I/O	10/10/2049	20,269,759
69,156,935	GS Mortgage Securities Trust, Series 2016-GS4-XA	0.70%	# I/O	11/10/2049	1,975,807
190,298,494	GS Mortgage Securities Trust, Series 2017-GS7-XA	1.28%	# I/O	08/10/2050	13,293,739
98,700,000	GS Mortgage Securities Trust, Series 2017-GS7-XB	0.50%	# I/O	08/10/2050	2,536,541
2,349,000	GS Mortgage Securities Trust, Series 2018-FBLU-C (1 Month LIBOR USD + 1.60%, 1.60% Floor)	3.63%	^	11/15/2035	2,353,032
3,443,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSA	5.07%	# ^	03/10/2033	3,836,366
6,834,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSB	5.07%	# ^	03/10/2033	7,560,804
9,287,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSC	5.07%	# ^	03/10/2033	10,077,274
8,990,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSD	5.07%	# ^	03/10/2033	9,445,239
11,236,750	GS Mortgage Securities Trust, Series 2018-GS10-WLSE	5.07%	# ^	03/10/2033	11,598,271
61,100,692	GS Mortgage Securities Trust, Series 2019-GC38-XA	1.13%	# I/O	02/10/2052	4,628,145
17,244,489	GS Mortgage Securities Trust, Series 2019-GC39-XA	1.30%	# I/O	05/10/2052	1,435,017
7,037,000	Hilton Orlando Trust, Series 2018-ORL-E (1 Month LIBOR USD + 2.65%)	4.68%	^	12/15/2034	7,095,520
5,692,000	Hilton USA Trust 2016-SFP, Series 2016-SFP-A	2.83%	^	11/05/2035	5,685,015
40,884,051	HPLY Trust, Series 2019-HIT-F (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.18%	^	11/15/2036	40,986,261
9,317,000	IMT Trust, Series 2017-APTS-BFL (1 Month LIBOR USD + 0.95%)	2.98%	^	06/15/2034	9,316,503
2,917,000	IMT Trust, Series 2017-APTS-CFL (1 Month LIBOR USD + 1.10%)	3.13%	^	06/15/2034	2,917,806
683,948	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2004-CBX-X1	1.10%	# ^ I/O	01/12/2037	9,347
1,726,925	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2005-CB12-AJ	4.99%	#	09/12/2037	1,741,060
1,518,895	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2006-LDP8-X	0.31%	# I/O	05/15/2045	2,405
18,479,379	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB18-X	0.63%	# I/O	06/12/2047	220
54,931,242	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2007-CB20-X1	0.00%	# ^ I/O	02/12/2051	549
134,145,880	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-C6-XA	1.74%	# I/O	05/15/2045	4,485,597
279,907,106	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-C8-XA	1.92%	# I/O	10/15/2045	11,943,356
108,256,293	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-CBX-XA	1.65%	# I/O	06/15/2045	2,787,957
77,772,728	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2015-JP1-XA	1.25%	# I/O	01/15/2049	3,128,439
3,447,207	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-B (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.03%	^	06/15/2032	3,435,540
5,488,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.28%	^	06/15/2032	5,462,485
17,779,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	3.93%	^	06/15/2032	17,674,685
71,288,434	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.03%	^	06/15/2032	71,335,185
497,479	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX-AM	5.46%	#	01/15/2049	498,417
4,857,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI-E	4.14%	# ^	10/05/2031	4,918,299
6,954,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8-B (1 Month LIBOR USD + 1.10%, 1.14% Floor)	3.13%	^	02/15/2035	6,949,059
905,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-ASH8-C (1 Month LIBOR USD + 1.30%, 1.34% Floor)	3.33%	^	02/15/2035	904,662
1,145,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-BCON-E	3.88%	# ^	01/05/2031	1,161,228
5,831,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-EFX	5.54%	^	07/05/2033	6,213,743
85,646,555	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	1.01%	# I/O	02/15/2047	2,639,019
3,396,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C21-C	4.81%	#	08/15/2047	3,556,379
188,149,456	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-XA	1.01%	# I/O	11/15/2047	6,829,336
6,499,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-C	4.52%	#	01/15/2048	6,914,787
213,949,015	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-XA	1.15%	# I/O	01/15/2048	8,111,599
12,055,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-C	4.49%	#	02/15/2048	12,588,072
10,425,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-D	3.99%	# ^	02/15/2048	10,341,691
15,238,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-C	4.36%	#	10/15/2048	15,832,620
40,672,426	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-XA	1.25%	# I/O	10/15/2048	1,516,532
55,423,546	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-XA	0.90%	# I/O	05/15/2048	1,389,612
153,270,088	JPMBB Commercial Mortgage Securities Trust, Series 2015-C30-XA	0.67%	# I/O	07/15/2048	4,040,215
23,865,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-C	4.82%	#	11/15/2048	25,565,894
92,279,032	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-XA	1.52%	# I/O	11/15/2048	3,622,672
17,630,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.77%	#	12/15/2048	18,886,268
32,345,000	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1-C	4.90%	#	03/15/2049	35,037,527
146,513,465	JPMBB Commercial Mortgage Securities Trust, Series 2016-C2-XA	1.83%	# I/O	06/15/2049	10,382,955
161,496,544	JPMBB Commercial Mortgage Securities Trust, Series 2017-C5-XA	1.14%	# I/O	03/15/2050	9,146,131
93,296,417	JPMCC Commercial Mortgage Securities Trust, Series 2019-COR5-XA	1.66%	# I/O	06/13/2052	10,328,007
11,508,000	KREF Ltd., Series 2018-FL1-A (1 Month LIBOR USD + 1.10%, 1.10% Floor)	3.12%	^	06/15/2036	11,562,663
8,600,356	LB-UBS Commercial Mortgage Trust, Series 2006-C7-XCL	0.88%	# ^ I/O	11/15/2038	1,866
31,939,000	LoanCore Issuer Ltd., Series 2018-CRE1-AS (1 Month LIBOR USD + 1.50%, 1.50% Floor)	3.53%	^	05/15/2028	32,006,870
45,101,000	LoanCore Issuer Ltd., Series 2019-CRE2-AS (1 Month LIBOR USD + 1.50%, 1.50% Floor)	3.53%	^	05/15/2036	45,281,404
8,610,000	LoanCore Issuer Ltd., Series 2019-CRE3-A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	3.08%	^	04/15/2034	8,622,915
22,148,831	LSTAR Commercial Mortgage Trust, Series 2017-5-X	1.26%	# ^ I/O	03/10/2050	920,933
35,743,631	Merrill Lynch Mortgage Investors Trust, Series 1998-C1-IO	0.68%	# I/O	11/15/2026	141,688
527,389	Merrill Lynch Mortgage Trust, Series 2006-C1-AJ	5.78%	#	05/12/2039	532,652
11,401,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV-CK	4.30%	^	10/15/2030	10,248,561
147,385,067	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12-XA	0.77%	# I/O	10/15/2046	3,018,564
31,470,250	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7-XA	1.49%	# I/O	02/15/2046	1,177,976
11,700,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.68%	#	10/15/2047	12,434,685
37,950,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19-C	4.00%		12/15/2047	39,230,183

20,087,700	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-B	4.16%		02/15/2048	21,387,386
5,457,500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-C	4.61%	#	02/15/2048	5,796,748
229,337,142	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-XA	1.47%	# I/O	02/15/2048	11,678,352
10,616,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23-C	4.27%	#	07/15/2050	11,041,161
8,460,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25-C	4.68%	#	10/15/2048	9,167,737
19,422,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-C	4.68%	#	12/15/2047	20,301,822
1,517,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-D	3.24%	# ^	12/15/2047	1,427,553
171,775,913	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C28-XA	1.40%	# I/O	01/15/2049	10,035,819
2,314,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C31-C	4.46%	#	11/15/2049	2,413,207
51,945,867	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C33-XA	1.58%	# I/O	05/15/2050	3,690,998
1,743,982	Morgan Stanley Capital Trust, Series 2007-T27-AJ	6.14%	#	06/11/2042	1,853,749
12,140,000	Morgan Stanley Capital Trust, Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%)	4.23%	^	11/15/2034	12,155,139
17,935,000	Morgan Stanley Capital Trust, Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%)	5.18%	^	11/15/2034	17,957,365
13,586,000	Morgan Stanley Capital Trust, Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%)	6.38%	^	11/15/2034	13,611,447
11,392,000	Morgan Stanley Capital Trust, Series 2018-SUN-D (1 Month LIBOR USD + 1.65%, 1.65% Floor)	3.68%	^	07/15/2035	11,411,295
20,425,000	Morgan Stanley Capital Trust, Series 2018-SUN-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	4.58%	^	07/15/2035	20,482,390
10,748,000	Morgan Stanley Capital Trust, Series 2018-SUN-G (1 Month LIBOR USD + 3.05%, 3.05% Floor)	5.08%	^	07/15/2035	10,787,075
5,305,000	Morgan Stanley Capital Trust, Series 2019-H7-AS	3.52%		07/15/2052	5,678,803
79,363,500	Morgan Stanley Capital Trust, Series 2019-L2-XA	1.20%	# I/O	03/15/2052	6,487,736
1,315,000	Morgan Stanley Capital Trust, Series 2019-PLND-B (1 Month LIBOR USD + 1.30%, 1.30% Floor)	3.33%	^	05/15/2036	1,318,288
6,002,000	Morgan Stanley Capital Trust, Series 2019-PLND-E (1 Month LIBOR USD + 2.15%, 2.15% Floor)	4.18%	^	05/15/2036	6,017,005
20,027,215	Morgan Stanley Capital, Inc., Series 2006-HQ10-X1	0.72%	# ^ I/O	11/12/2041	280
2,575,000	Morgan Stanley Capital, Inc., Series 2014-CPT-E	3.56%	# ^	07/13/2029	2,602,013
2,325,000	Morgan Stanley Capital, Inc., Series 2014-CPT-F	3.56%	# ^	07/13/2029	2,339,810
26,853,431	Morgan Stanley Capital, Inc., Series 2015-UBS8-XA	1.05%	# I/O	12/15/2048	1,207,840
147,458,146	Morgan Stanley Capital, Inc., Series 2017-H1-XA	1.60%	# I/O	06/15/2050	11,300,602
3,812,353	Motel 6 Trust, Series 2017-MTL6-A (1 Month LIBOR USD + 0.92%, 0.92% Floor)	2.95%	^	08/15/2034	3,817,485
14,568,879	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	3.15%	^	06/15/2035	14,528,616
14,792,000	NLY Commercial Mortgage Trust, Series 2019-FL2-AS (1 Month LIBOR USD + 1.60%, 1.60% Floor)	3.63%	^	02/15/2036	14,899,242
3,453,000	One Market Plaza Trust, Series 2017-1MKT-E	4.14%	^	02/10/2032	3,491,270
13,163,783	PFP Ltd., Series 2019-5-A (1 Month LIBOR USD + 0.97%)	3.00%	^	04/14/2036	13,218,083
1,243,000	RAIT Trust, Series 2017-FL7-AS (1 Month LIBOR USD + 1.30%, 1.30% Floor)	3.33%	^	06/15/2037	1,236,778
5,840,000	RCM Trust, Series 2019-FL3-A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.02%	^	03/25/2034	5,831,275
14,159,000	Rosslyn Portfolio Trust, Series 2017-ROSS-A (1 Month LIBOR USD + 0.95%, 1.94% Floor)	2.98%	^	06/15/2033	14,171,519
15,724,000	Rosslyn Portfolio Trust, Series 2017-ROSS-B (1 Month LIBOR USD + 1.25%, 2.24% Floor)	3.28%	^	06/15/2033	15,722,670
14,274,000	STWD Ltd., Series 2019-FL1-AS (1 Month LIBOR USD + 1.40%, 0.00% Floor)	3.67%	^	07/15/2038	14,322,175
7,562,909	Tharaldson Hotel Portfolio Trust, Series 2018-THL-E (1 Month LIBOR USD + 3.18%, 3.10% Floor)	5.22%	^	11/11/2034	7,601,393
584,742	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4-AJ	5.48%	#	08/15/2039	586,036
76,967,705	UBS Commercial Mortgage Trust, Series 2017-C1-XA	1.73%	# I/O	06/15/2050	6,993,532
12,723,544	UBS Commercial Mortgage Trust, Series 2017-C3-XA	1.26%	# I/O	08/15/2050	819,639
2,886,000	UBS Commercial Mortgage Trust, Series 2017-C6-C	4.60%	#	12/15/2050	3,151,340
8,530,000	UBS Commercial Mortgage Trust, Series 2018-C8-C	4.86%	#	02/15/2051	9,416,019
1,500,000	UBS Commercial Mortgage Trust, Series 2018-C9-C	5.05%	#	03/15/2051	1,677,767
43,751,151	UBS Commercial Mortgage Trust, Series 2018-C9-XA	1.06%	# I/O	03/15/2051	2,814,253
2,080,000	UBS Commercial Mortgage Trust, Series 2019-C16-B	4.32%	#	04/15/2052	2,309,642
74,452,170	UBS-Barclays Commercial Mortgage Trust, Series 2012-C3-XA	1.99%	# ^ I/O	08/10/2049	3,356,386
566,000	Wells Fargo Commercial Mortgage Trust 2019-C51, Series 2019-C51-AS	3.58%		06/15/2052	608,541
3,193,000	Wells Fargo Commercial Mortgage Trust 2019-C51, Series 2019-C51-B	3.84%	#	06/15/2052	3,431,125
50,842,441	Wells Fargo Commercial Mortgage Trust 2019-C51, Series 2019-C51-XA	1.53%	# I/O	06/15/2052	5,161,438
4,346,710	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18-B	3.96%		12/15/2047	4,590,287
11,460,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C26-C	4.07%	#	02/15/2048	11,683,239
413,392,749	Wells Fargo Commercial Mortgage Trust, Series 2015-C26-XA	1.36%	# I/O	02/15/2048	20,835,160
5,450,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-C	3.89%		02/15/2048	5,523,452
229,815,336	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-XA	1.04%	# I/O	02/15/2048	8,979,713
9,701,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-C	4.76%	#	11/15/2048	10,420,375
137,730,791	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-XA	1.18%	# I/O	11/15/2048	7,042,589
263,581,161	Wells Fargo Commercial Mortgage Trust, Series 2015-LC20-XA	1.48%	# I/O	04/15/2050	12,761,282
12,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-LC22-C	4.69%	#	09/15/2058	12,737,514
1,794,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4-C	4.75%	#	12/15/2048	1,945,481
128,165,604	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-XA	1.13%	# I/O	12/15/2048	5,504,418
11,469,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32-C	4.88%	#	01/15/2059	12,218,319
8,676,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C34-C	5.20%	#	06/15/2049	9,483,741
158,274,908	Wells Fargo Commercial Mortgage Trust, Series 2017-C39-XA	1.28%	# I/O	09/15/2050	10,814,782
50,574,184	Wells Fargo Commercial Mortgage Trust, Series 2017-C42-XA	1.04%	# I/O	12/15/2050	3,103,793
167,744,625	Wells Fargo Commercial Mortgage Trust, Series 2018-C43-XA	0.86%	# I/O	03/15/2051	8,175,638
142,813,875	Wells Fargo Commercial Mortgage Trust, Series 2019-C50-XA	1.63%	# I/O	05/15/2052	15,411,331
24,972,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C52-AS	3.14%		08/15/2052	25,790,580
82,674,724	Wells Fargo Commercial Mortgage Trust, Series 2019-C52-XA	1.77%	# I/O	08/15/2052	9,988,702
56,869,380	WF-RBS Commercial Mortgage Trust, Series 2011-C4-XA	0.50%	# ^ I/O	06/15/2044	291,023
79,836,053	WF-RBS Commercial Mortgage Trust, Series 2012-C6-XA	2.25%	# ^ I/O	04/15/2045	2,861,899
91,521,839	WF-RBS Commercial Mortgage Trust, Series 2012-C8-XA	1.98%	# ^ I/O	08/15/2045	3,742,740
36,219,217	WF-RBS Commercial Mortgage Trust, Series 2012-C9-XA	2.06%	# ^ I/O	11/15/2045	1,733,531
135,728,071	WF-RBS Commercial Mortgage Trust, Series 2013-C18-XA	0.89%	# I/O	12/15/2046	3,222,849
160,711,904	WF-RBS Commercial Mortgage Trust, Series 2014-C19-XA	1.20%	# I/O	03/15/2047	5,532,347
25,000,000	WF-RBS Commercial Mortgage Trust, Series 2014-C25-A5	3.63%		11/15/2047	26,637,638
8,000,000	WF-RBS Commercial Mortgage Trust, Series 2014-C25-C	4.45%	#	11/15/2047	8,442,138
189,698,652	WF-RBS Commercial Mortgage Trust, Series 2014-C25-XA	0.98%	# I/O	11/15/2047	6,495,016
136,634,289	WF-RBS Commercial Mortgage Trust, Series 2016-NXS6-XA	1.78%	# I/O	11/15/2049	10,422,177

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $3,862,856,219)					3,674,540,833

Non-Agency Residential Collateralized Mortgage Obligations - 28.2%
10,000,000	Accredited Mortgage Loan Trust, Series 2005-4-M1 (1 Month LIBOR USD + 0.40%, 0.40% Floor)	2.42%		12/25/2035	9,767,460
12,886,097	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2B (1 Month LIBOR USD + 0.12%, 0.12% Floor)	2.14%		01/25/2037	9,441,669
85,512,958	ACE Securities Corporation Home Equity Loan Trust, Series 2007-WM1-A1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	2.16%		11/25/2036	40,741,691
2,906,651	Adjustable Rate Mortgage Trust, Series 2005-10-3A31	3.68%	#	01/25/2036	2,815,389
32,125,291	Adjustable Rate Mortgage Trust, Series 2005-11-4A1	3.92%	#	02/25/2036	26,074,142
4,393,137	Adjustable Rate Mortgage Trust, Series 2005-2-6M2 (1 Month LIBOR USD + 0.98%, 0.48% Floor, 11.00% Cap)	3.00%		06/25/2035	4,425,300
4,642,252	Adjustable Rate Mortgage Trust, Series 2005-4-2A1	4.70%	#	08/25/2035	4,621,496
736,990	Adjustable Rate Mortgage Trust, Series 2005-7-3A1	4.28%	#	10/25/2035	658,568
8,125,087	Adjustable Rate Mortgage Trust, Series 2005-8-3A21	4.47%	#	11/25/2035	7,416,946
16,938,285	Adjustable Rate Mortgage Trust, Series 2006-1-2A1	4.52%	#	03/25/2036	13,532,930
10,684,827	Adjustable Rate Mortgage Trust, Series 2006-2-3A1	4.64%	#	05/25/2036	10,205,222
13,884,039	Adjustable Rate Mortgage Trust, Series 2006-2-5A1	5.02%	#	05/25/2036	7,689,374
12,349,388	Adjustable Rate Mortgage Trust, Series 2007-1-3A1	4.49%	#	03/25/2037	11,570,734
2,163,456	Adjustable Rate Mortgage Trust, Series 2007-3-1A1	5.08%	# ^	11/25/2037	2,295,966
226,417	Aegis Asset Backed Securities Trust, Series 2003-2-M2 (1 Month LIBOR USD + 2.55%, 1.70% Floor)	4.57%		11/25/2033	224,504
1,463,886	Aegis Asset Backed Securities Trust, Series 2004-1-M2 (1 Month LIBOR USD + 2.03%, 1.35% Floor)	4.05%		04/25/2034	1,438,876
617,792	Aegis Asset Backed Securities Trust, Series 2004-2-M2 (1 Month LIBOR USD + 1.95%, 1.30% Floor)	3.97%		06/25/2034	629,918
10,951,606	Aegis Asset Backed Securities Trust, Series 2004-6-M2 (1 Month LIBOR USD + 1.00%, 1.00% Floor, 15.00% Cap)	3.02%		03/25/2035	10,667,536
66,909,618	Ajax Master Trust, Series 2016-1-PC	0.00%	# ^	01/01/2057	62,597,092
70,859,385	Ajax Master Trust, Series 2016-2-PC	0.00%	# ^	10/25/2056	64,266,196
82,984,136	Ajax Master Trust, Series 2017-1-PC	0.00%	# ^	06/25/2057	78,149,696
27,358,860	Ajax Mortgage Loan Trust, Series 2017-A-A	3.47%	^ §	04/25/2057	27,429,243
54,954,676	Ajax Mortgage Loan Trust, Series 2017-C-A	3.75%	^ §	07/25/2060	55,279,777
97,486,100	Ajax Mortgage Loan Trust, Series 2018-C-A	4.36%	# ^	09/25/2065	98,876,896
7,707,356	Ajax Mortgage Loan Trust, Series 2018-E-A	4.38%	# ^	06/25/2058	7,810,109
13,584,478	Ajax Mortgage Loan Trust, Series 2019-C-A	3.95%	# ^	10/25/2058	13,686,130
4,617,598	Alternative Loan Trust 2006-12CB, Series 2006-12CB-A8	6.00%		05/25/2036	3,798,216
2,806,289	Alternative Loan Trust 2006-2CB, Series 2006-2CB-A9	6.00%		03/25/2036	2,156,524
52,652,350	Alternative Loan Trust, Series 2005-55CB-1A1	5.50%		11/25/2035	49,266,072
14,555,343	Alternative Loan Trust, Series 2006-13T1-A1	6.00%		05/25/2036	11,065,575
4,106,060	Alternative Loan Trust, Series 2006-16CB-A7	6.00%		06/25/2036	3,458,458
10,416,561	Alternative Loan Trust, Series 2006-41CB-1A15 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	3.38%	I/F I/O	01/25/2037	2,143,254

10,416,561	Alternative Loan Trust, Series 2006-41CB-1A2 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	2.62%		01/25/2037	6,441,531
7,014,042	Alternative Loan Trust, Series 2007-15CB-A2	5.75%		07/25/2037	6,314,603
9,952,678	Alternative Loan Trust, Series 2007-15CB-A5	5.75%		07/25/2037	8,960,198
21,900,511	Alternative Loan Trust, Series 2007-5CB-1A31	5.50%		04/25/2037	17,399,671
7,531,472	Alternative Loan Trust, Series 2007-5CB-2A1	6.00%		04/25/2037	5,704,828
6,990,516	Alternative Loan Trust, Series 2007-6-A1	5.75%		04/25/2047	6,232,391
60,089,843	Alternative Loan Trust, Series 2007-HY4-4A1	3.97%	#	06/25/2037	57,395,258
83,854,006	Alternative Loan Trust, Series 2007-HY9-A2 (1 Month LIBOR USD + 0.27%, 0.27% Floor)	2.29%		08/25/2047	73,899,194
5,405,036	American Home Assets, Series 2006-2-2A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	2.21%		09/25/2046	5,149,963
306,711	American Home Mortgage Investment Trust, Series 2005-1-7A2 (6 Month LIBOR USD + 2.00%, 2.00% Floor, 11.00% Cap)	4.04%		06/25/2045	308,124
5,863,255	American Home Mortgage Investment Trust, Series 2005-4-3A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 11.00% Cap)	2.32%		11/25/2045	5,438,499
21,632,497	American Home Mortgage Investment Trust, Series 2005-4-5A (6 Month LIBOR USD + 1.75%, 1.75% Floor, 11.00% Cap)	3.78%		11/25/2045	16,021,659
2,252,559	American Home Mortgage Investment Trust, Series 2006-2-3A4	7.10%		06/25/2036	791,066
7,816,509	American Home Mortgage Investment Trust, Series 2007-A-13A1	6.60%	^	01/25/2037	3,227,301
142,447,220	Ameriquest Mortgage Securities Trust, Series 2006-M3-A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	2.19%		10/25/2036	100,560,230
6,862,903	Ameriquest Mortgage Securities, Inc., Series 2004-FR1-M1	4.38%		05/25/2034	7,160,307
16,500,000	Ameriquest Mortgage Securities, Inc., Series 2004-R8-M2 (1 Month LIBOR USD + 1.02%, 0.68% Floor)	3.04%		09/25/2034	16,561,961
8,716,713	Amortizing Residential Collateral Trust, Series 2002-BC7-M1 (1 Month LIBOR USD + 1.20%, 0.80% Floor)	3.22%		10/25/2032	7,441,910
17,505,946	Angel Oak Mortgage Trust, Series 2018-1-A1	3.26%	# ^	04/27/2048	17,594,479
99,205	Argent Securities, Inc., Series 2004-W6-M1 (1 Month LIBOR USD + 0.83%, 0.55% Floor)	2.84%		05/25/2034	99,852
1,769,588	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2003-HE6-M1 (1 Month LIBOR USD + 0.98%, 0.65% Floor)	2.99%		11/25/2033	1,760,735
590,753	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2004-HE3-M2 (1 Month LIBOR USD + 1.68%, 1.12% Floor)	3.70%		06/25/2034	592,404
31,224,200	Asset Backed Securities Corporation Home Equity Loan Trust, Series 2006-HE7-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	2.15%		11/25/2036	29,134,561
10,421,672	Banc of America Alternative Loan Trust, Series 2005-10-2CB1	6.00%		11/25/2035	10,707,864
1,762,910	Banc of America Alternative Loan Trust, Series 2005-10-4A1	5.75%		11/25/2035	1,747,775
5,547,642	Banc of America Alternative Loan Trust, Series 2005-11-2CB1	6.00%		12/25/2035	5,603,596
2,023,489	Banc of America Alternative Loan Trust, Series 2005-5-2CB1	6.00%		06/25/2035	2,088,089
1,235,135	Banc of America Alternative Loan Trust, Series 2005-8-2CB1	6.00%		09/25/2035	1,281,897
6,119,538	Banc of America Alternative Loan Trust, Series 2006-1-3CB1	6.50%		02/25/2036	6,421,790
3,300,640	Banc of America Alternative Loan Trust, Series 2006-2-1CB1	6.00%		03/25/2036	3,322,316
4,328,254	Banc of America Alternative Loan Trust, Series 2006-2-3CB1	6.50%		03/25/2036	4,252,617
3,037,055	Banc of America Alternative Loan Trust, Series 2006-3-4CB1	6.50%		04/25/2036	2,986,655
999,667	Banc of America Alternative Loan Trust, Series 2006-5-CB14 (1 Month LIBOR USD + 1.10%, 6.00% Floor, 6.00% Cap)	6.00%		06/25/2046	997,101
2,246,103	Banc of America Alternative Loan Trust, Series 2006-6-CB3	6.00%		07/25/2046	2,200,988
11,058,434	Banc of America Alternative Loan Trust, Series 2006-7-A4	6.00%	ß	10/25/2036	6,024,889
3,112,074	Banc of America Alternative Loan Trust, Series 2006-8-1A1 (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	4.48%	I/F I/O	11/25/2036	508,321
1,109,125	Banc of America Alternative Loan Trust, Series 2006-8-1A2 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	2.47%		11/25/2036	967,152
5,335,203	Banc of America Alternative Loan Trust, Series 2006-9-1CB1	6.00%		01/25/2037	5,317,036
930,714	Banc of America Alternative Loan Trust, Series 2007-2-2A1	6.00%		06/25/2037	924,586
5,663,258	Banc of America Funding Corporation, Series 2006-2-3A1	6.00%		03/25/2036	5,786,028
183,828	Banc of America Funding Corporation, Series 2006-2-4A1 (-3 x 1 Month LIBOR USD + 22.80%)	16.74%	I/F	03/25/2036	265,888
544,309	Banc of America Funding Corporation, Series 2006-2-6A2	5.50%		03/25/2036	543,522
1,819,406	Banc of America Funding Corporation, Series 2006-3-1A1	6.00%		03/25/2036	1,778,646
640,929	Banc of America Funding Corporation, Series 2006-3-6A1	6.21%	#	03/25/2036	660,023
3,880,173	Banc of America Funding Corporation, Series 2006-6-1A7	6.25%		08/25/2036	3,916,451
1,173,723	Banc of America Funding Corporation, Series 2006-7-T2A5	6.04%		10/25/2036	1,130,178
5,532,113	Banc of America Funding Corporation, Series 2006-7-T2A8	5.91%		10/25/2036	5,327,361
1,272,425	Banc of America Funding Corporation, Series 2006-8T2-A8	6.10%	ß	10/25/2036	1,230,435
606,679	Banc of America Funding Corporation, Series 2006-B-7A1	4.46%	#	03/20/2036	581,703
7,859,025	Banc of America Funding Corporation, Series 2006-D-6A1	3.99%	#	05/20/2036	7,804,352
277,459	Banc of America Funding Corporation, Series 2006-G-2A1 (1 Month LIBOR USD + 0.22%, 0.22% Floor, 10.50% Cap)	2.48%		07/20/2036	277,866
280,309	Banc of America Funding Corporation, Series 2006-H-3A1	4.25%	#	09/20/2046	266,303
892,011	Banc of America Funding Corporation, Series 2007-1-TA10	5.84%	ß	01/25/2037	891,489
1,237,022	Banc of America Funding Corporation, Series 2007-3-TA1B	5.83%	#	04/25/2037	1,241,916
2,201,758	Banc of America Funding Corporation, Series 2007-5-1A1	5.50%		07/25/2037	2,130,274
2,047,946	Banc of America Funding Corporation, Series 2009-R14A-3A (- 2 x 1 Month LIBOR USD + 16.57%, 5.50% Floor, 16.57% Cap)	11.30%	^I/F	06/26/2035	2,642,810
3,513,528	Banc of America Funding Corporation, Series 2009-R15A-4A2	5.75%	# ^	12/26/2036	3,568,434
1,218,019	Banc of America Funding Corporation, Series 2010-R1-3A (-2 x 1 Month LIBOR USD + 14.28%, 6.00% Floor, 14.28% Cap)	10.96%	^I/F	07/26/2036	1,591,272
181,497	Banc of America Mortgage Securities Trust, Series 2004-K-4A1	4.28%	#	12/25/2034	182,705
2,700,248	Banc of America Mortgage Securities Trust, Series 2006-1-A9	6.00%		05/25/2036	2,739,570
272,217	Banc of America Mortgage Securities Trust, Series 2007-1-2A5	5.75%		01/25/2037	264,997
14,956,167	BankUnited Trust, Series 2005-1-2A1	4.14%	#	09/25/2045	14,939,087
1,543,305	Bayview Commercial Asset Trust, Series 2007-3-A2 (1 Month LIBOR USD + 0.29%)	2.31%	^	07/25/2037	1,469,521
2,788,511	Bayview Opportunity Master Fund Trust, Series 2018-RN8-A1	4.07%	^ §	09/28/2033	2,805,268
31,161,398	Bayview Opportunity Master Fund Trust, Series 2019-SBR1-A1	3.47%	^ §	06/28/2034	31,252,813
5,331,782	BCAP LLC Trust, Series 2006-AA2-A1 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	2.19%		01/25/2037	5,146,363
2,872,576	BCAP LLC Trust, Series 2007-AA2-2A7	6.00%		04/25/2037	2,370,558
3,110,024	BCAP LLC Trust, Series 2007-AA2-2A8	5.75%		04/25/2037	2,518,096
11,056,558	BCAP LLC Trust, Series 2008-RR3-A1B	6.67%	# ^	10/25/2036	6,613,964
2,942,723	BCAP LLC Trust, Series 2009-RR13-18A2	5.75%	# ^	07/26/2037	2,596,248
5,977,788	BCAP LLC Trust, Series 2009-RR1-3A3	6.00%	# ^	08/26/2037	6,064,348
3,963,092	BCAP LLC Trust, Series 2009-RR4-4A2	5.75%	# ^	02/26/2036	3,121,877
2,153,376	BCAP LLC Trust, Series 2010-RR10-5A1	7.00%	# ^	04/27/2037	2,281,377
416,157	BCAP LLC Trust, Series 2010-RR12-3A15	7.14%	# ^	08/26/2037	418,288
3,151,361	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12-13A1	4.53%	#	02/25/2036	3,028,607
5,052,930	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4-4A1	4.17%	#	10/25/2046	4,799,748
5,455,196	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-1-2A1	4.91%	#	02/25/2047	5,402,626
2,278,115	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-1-3A1	4.22%	#	02/25/2047	2,193,950
1,899,011	Bear Stearns Alt-A Trust, Series 2004-11-2A3	4.11%	#	11/25/2034	1,896,952
9,836,427	Bear Stearns Alt-A Trust, Series 2006-1-11A1 (1 Month LIBOR USD + 0.48%, 0.24% Floor, 11.50% Cap)	2.50%		02/25/2036	9,864,795
20,339,567	Bear Stearns Alt-A Trust, Series 2006-3-21A1	3.98%	#	05/25/2036	16,413,044
7,672,007	Bear Stearns Alt-A Trust, Series 2006-5-1A1 (1 Month LIBOR USD + 0.34%, 0.17% Floor, 11.50% Cap)	2.36%		08/25/2036	6,418,820
9,871,666	Bear Stearns Alt-A Trust, Series 2006-6-2A1	3.99%	#	11/25/2036	9,163,218
4,921,640	Bear Stearns Alt-A Trust, Series 2006-8-2A1	3.92%	#	08/25/2046	4,811,103
26,454,809	Bear Stearns Alt-A Trust, Series 2007-2-2A1 (12 Month LIBOR USD + 1.88%, 1.88% Floor, 11.15% Cap)	4.79%		12/25/2046	24,647,621
4,899,782	Bear Stearns Asset Backed Securities Trust, Series 2004-AC4-A2	6.00%		08/25/2034	5,099,297
14,391,478	Bear Stearns Asset Backed Securities Trust, Series 2005-AC2-1A	5.75%		04/25/2035	14,257,061
4,085,545	Bear Stearns Asset Backed Securities Trust, Series 2005-AC2-2A1	5.75%		04/25/2035	4,244,172
51,241,004	Bear Stearns Asset Backed Securities Trust, Series 2005-AC6-22A	5.42%	#	09/25/2035	49,063,923
7,558,637	Bear Stearns Asset Backed Securities Trust, Series 2005-AC7-A4	6.00%		10/25/2035	6,737,153
11,621,514	Bear Stearns Asset Backed Securities Trust, Series 2006-AC1-1A1	6.25%		02/25/2036	8,631,915
4,754,968	Bear Stearns Asset Backed Securities Trust, Series 2006-AC5-A1	6.25%	ß	12/25/2036	4,437,624
18,829,919	Bear Stearns Asset Backed Securities Trust, Series 2007-HE2-2A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	2.18%		02/25/2037	19,305,992
45,623,886	Bear Stearns Asset Backed Securities Trust, Series 2007-HE4-2A (1 Month LIBOR USD + 0.22%, 0.22% Floor)	2.24%		05/25/2037	42,477,576
19,597,570	Bear Stearns Asset Backed Securities Trust, Series 2007-HE6-2A (1 Month LIBOR USD + 1.05%, 1.05% Floor)	3.07%		08/25/2037	17,199,664
1,505,944	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A2A	6.00%		10/25/2036	1,142,900
1,334,856	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A3A	6.50%		10/25/2036	1,023,610
2,271,842	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-23A1	4.80%	#	10/25/2036	2,142,293
15,559,199	Bear Stearns Mortgage Funding Trust, Series 2006-AR3-2A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 10.50% Cap)	2.22%		11/25/2036	17,117,588
5,680,920	Bear Stearns Mortgage Funding Trust, Series 2006-AR4-A2 (1 Month LIBOR USD + 0.18%, 0.18% Floor, 10.50% Cap)	2.20%		12/25/2037	5,619,031
13,378,791	Bear Stearns Mortgage Funding Trust, Series 2007-AR3-22A1 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 10.50% Cap)	2.18%		04/25/2037	15,478,924
42,200,000	Bellemeade Ltd., Series 2019-2A-M1B (1 Month LIBOR USD + 1.45%, 1.45% Floor)	3.47%	^	04/25/2029	42,222,509
21,581,838	BNC Mortgage Loan Trust, Series 2006-2-A4 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	2.18%		11/25/2036	20,811,513
14,160,059	BNC Mortgage Loan Trust, Series 2007-1-A4 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	2.18%		03/25/2037	13,651,399
33,785,574	BNPP Mortgage Securities LLC Trust, Series 2009-1-B1	6.00%	^	08/27/2037	27,441,025
12,863,787	Carrington Mortgage Loan Trust, Series 2006-FRE2-A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 12.50% Cap)	2.18%		10/25/2036	10,117,209
9,187,725	Carrington Mortgage Loan Trust, Series 2006-FRE2-A4 (1 Month LIBOR USD + 0.25%, 0.25% Floor, 12.50% Cap)	2.27%		10/25/2036	7,308,331
107,424,056	Carrington Mortgage Loan Trust, Series 2006-NC4-A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 12.50% Cap)	2.18%		10/25/2036	100,556,490
30,594,417	Carrington Mortgage Loan Trust, Series 2007-RFC1-A3 (1 Month LIBOR USD + 0.14%, 0.14% Floor, 14.50% Cap)	2.16%		12/25/2036	28,863,210
2,750,000	Centex Home Equity, Series 2004-A-AF5	5.43%		01/25/2034	2,835,185
1,040,973	Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-4-2M1 (1 Month LIBOR USD + 0.90%, 0.60% Floor)	2.92%		03/25/2033	1,010,519
5,570,904	Chase Mortgage Finance Trust, Series 2005-A1-2A4	4.26%	#	12/25/2035	5,544,318
9,285,211	Chase Mortgage Finance Trust, Series 2006-S1-A5	6.50%		05/25/2036	7,535,604

10,767,090	Chase Mortgage Finance Trust, Series 2006-S2-1A9	6.25%		10/25/2036	8,183,864
6,237,515	Chase Mortgage Finance Trust, Series 2006-S3-1A2	6.00%		11/25/2036	4,584,163
16,919,644	Chase Mortgage Finance Trust, Series 2006-S4-A8	6.00%		12/25/2036	12,579,100
5,679,712	Chase Mortgage Finance Trust, Series 2007-A2-6A4	4.50%	#	07/25/2037	5,572,588
5,578,661	Chase Mortgage Finance Trust, Series 2007-S1-A7	6.00%		02/25/2037	3,955,348
3,182,899	Chase Mortgage Finance Trust, Series 2007-S3-1A5	6.00%		05/25/2037	2,462,413
1,605,996	Chase Mortgage Finance Trust, Series 2007-S3-2A1	5.50%		05/25/2037	417,142
3,068,217	Chase Mortgage Finance Trust, Series 2007-S5-1A18	6.00%		07/25/2037	2,282,327
3,938,437	ChaseFlex Trust, Series 2005-1-3A1	6.00%		02/25/2035	3,941,135
609,770	ChaseFlex Trust, Series 2006-1-A5	6.16%	#	06/25/2036	575,266
4,545,166	ChaseFlex Trust, Series 2006-2-A2B (1 Month LIBOR USD + 0.20%, 0.20% Floor, 11.50% Cap)	2.22%		09/25/2036	3,764,098
4,091,697	ChaseFlex Trust, Series 2007-1-1A1	6.50%		02/25/2037	2,418,385
9,303,916	ChaseFlex Trust, Series 2007-M1-2F4	4.22%	ß	08/25/2037	8,921,758
9,676,900	ChaseFlex Trust, Series 2007-M1-2F5	4.22%	ß	08/25/2037	9,278,739
4,395,288	CHL Mortgage Pass Through Trust, Series 2005-26-1A12	5.50%		11/25/2035	4,097,507
22,592,233	CHL Mortgage Pass-Through Trust, Series 2005-17-2A1	5.50%		09/25/2035	19,595,893
4,452,113	CHL Mortgage Pass-Through Trust, Series 2005-18-A1	5.50%		10/25/2035	3,777,262
8,178,935	CHL Mortgage Pass-Through Trust, Series 2006-14-A5	6.25%		09/25/2036	6,960,467
36,606,770	CHL Mortgage Pass-Through Trust, Series 2006-8-1A3	6.00%		05/25/2036	33,789,810
2,481,205	CHL Mortgage Pass-Through Trust, Series 2007-15-1A2	6.25%		09/25/2037	2,237,072
49,441,372	CHL Mortgage Pass-Through Trust, Series 2007-21-1A1	6.25%		02/25/2038	40,132,032
2,451,632	CHL Mortgage Pass-Through Trust, Series 2007-2-A2	6.00%		03/25/2037	2,053,934
3,283,812	CHL Mortgage Pass-Through Trust, Series 2007-7-A11	5.50%		06/25/2037	2,737,081
5,653,040	CHL Mortgage Pass-Through Trust, Series 2007-8-1A8	6.00%		01/25/2038	4,602,075
15,767,711	CHL Mortgage Pass-Through Trust, Series 2007-HYB1-2A1	3.54%	#	03/25/2037	14,910,870
65,959,595	CIM Trust, Series 2016-1RR-B2	8.82%	# ^ Þ	07/26/2055	66,069,319
75,440,246	CIM Trust, Series 2016-2RR-B2	7.76%	# ^ Þ	02/25/2056	76,518,446
16,278,052	CIM Trust, Series 2016-3-A1 (1 Month LIBOR USD + 2.50%, 2.50% Floor)	4.60%	^	02/25/2056	16,831,297
73,074,681	CIM Trust, Series 2016-3RR-B2	8.14%	# ^ Þ	02/27/2056	73,736,380
50,188,672	CIM Trust, Series 2017-3RR-B2	10.97%	# ^ Þ	01/27/2057	52,132,730
171,988,558	CIM Trust, Series 2017-6-A1	3.02%	# ^	06/25/2057	173,055,300
122,724,277	CIM Trust, Series 2017-8-A1	3.00%	# ^	12/25/2065	122,688,074
5,469,950	CitiCorporationMortgage Securities, Inc., Series 2005-1-1A4	5.50%		02/25/2035	5,731,401
1,161,505	CitiCorporationMortgage Securities, Inc., Series 2006-7-1A1	6.00%		12/25/2036	1,048,184
4,691,777	CitiCorporationResidential Mortgage Securities, Inc., Series 2006-2-A5	5.25%		09/25/2036	4,846,803
6,563,604	CitiCorporationResidential Mortgage Securities, Inc., Series 2007-1-A4	5.26%	ß	03/25/2037	6,671,011
278,180,680	Citigroup Mortgage Loan Trust, Inc., Series 2019-D-PT1	3.25%	^	04/25/2059	273,656,628
2,112,103	Citigroup Mortgage Loan Trust, Inc., Series 2005-5-2A2	5.75%		08/25/2035	1,751,266
970,244	Citigroup Mortgage Loan Trust, Inc., Series 2005-9-21A1	5.50%		11/25/2035	942,285
2,695,711	Citigroup Mortgage Loan Trust, Inc., Series 2006-4-2A1A	6.00%		12/25/2035	2,740,251
34,681,235	Citigroup Mortgage Loan Trust, Inc., Series 2006-AMC1-A1 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	2.16%	^	09/25/2036	33,752,517
8,981,069	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3-1A1A	4.77%	#	06/25/2036	9,223,199
3,268,765	Citigroup Mortgage Loan Trust, Inc., Series 2006-FX1-A6	5.85%	ß	10/25/2036	2,646,188
1,768,567	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF1-A2D	4.88%	ß	03/25/2036	1,182,662
11,682,047	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF2-A2D	6.16%	ß	05/25/2036	6,562,561
3,662,105	Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH3-M1 (1 Month LIBOR USD + 0.29%, 0.29% Floor)	2.31%		10/25/2036	3,667,152
5,013,714	Citigroup Mortgage Loan Trust, Inc., Series 2007-10-1A1A	5.46%	#	04/25/2037	5,214,391
763,547	Citigroup Mortgage Loan Trust, Inc., Series 2007-12-2A1	6.50%	^	10/25/2036	638,665
124,472	Citigroup Mortgage Loan Trust, Inc., Series 2007-2-2A	6.00%		11/25/2036	126,396
21,895,748	Citigroup Mortgage Loan Trust, Inc., Series 2007-9-1A1	5.75%	^	04/25/2047	19,311,174
1,193,437	Citigroup Mortgage Loan Trust, Inc., Series 2007-9-2A2	6.50%	# ^	05/25/2037	1,270,772
74,639,835	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC2-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	2.16%	^	01/25/2037	68,991,212
2,247,986	Citigroup Mortgage Loan Trust, Inc., Series 2007-AR5-1A3A	4.70%	#	04/25/2037	2,165,802
11,348,950	Citigroup Mortgage Loan Trust, Inc., Series 2007-FS1-2A1A (1 Month LIBOR USD + 1.00%, 1.00% Floor, 5.75% Cap)	3.02%	^	10/25/2037	11,015,787
4,840,903	Citigroup Mortgage Loan Trust, Inc., Series 2007-OPX1-A3A	5.97%	ß	01/25/2037	3,387,600
10,671,091	Citigroup Mortgage Loan Trust, Inc., Series 2007-OPX1-A5A	5.76%	ß	01/25/2037	7,469,283
6,478,128	Citigroup Mortgage Loan Trust, Inc., Series 2010-7-9A4	6.00%	# ^	10/25/2037	6,351,892
85,316,075	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-5A4	6.00%	# ^	11/25/2036	86,355,549
69,002,272	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-6A4	6.00%	# ^	12/25/2036	69,429,561
48,910,343	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-7A4	6.00%	# ^	06/25/2037	51,006,934
25,001,402	Citigroup Mortgage Loan Trust, Inc., Series 2014-J2-A1	3.50%	# ^	11/25/2044	25,357,722
196,684,926	Citigroup Mortgage Loan Trust, Inc., Series 2017-RP2-A1A	3.93%	# ^	07/25/2067	206,761,803
16,255,856	Citigroup Mortgage Loan Trust, Inc., Series 2018-A-A1	4.00%	# ^	01/25/2068	16,314,884
23,359,992	Citigroup Mortgage Loan Trust, Inc., Series 2018-C-A1	4.13%	^ §	03/25/2059	23,549,867
187,123,029	Citigroup Mortgage Loan Trust, Series 2019-A-PT1	3.92%	^	10/25/2058	187,925,675
36,321,646	Citigroup Mortgage Loan Trust, Series 2019-B-A1	3.26%	# ^	04/25/2066	36,409,559
92,994,521	Citigroup Mortgage Loan Trust, Series 2019-C-A1	3.23%	^ §	03/25/2082	93,237,106
3,587,780	CitiMortgage Alternative Loan Trust, Series 2006-A2-A2	6.00%		05/25/2036	3,518,748
3,654,425	CitiMortgage Alternative Loan Trust, Series 2006-A3-1A13	6.00%		07/25/2036	3,634,774
2,492,961	CitiMortgage Alternative Loan Trust, Series 2006-A4-1A8	6.00%		09/25/2036	2,400,676
690,226	CitiMortgage Alternative Loan Trust, Series 2006-A5-2A1	5.50%		10/25/2021	728,571
2,610,520	CitiMortgage Alternative Loan Trust, Series 2006-A5-3A3	6.00%		10/25/2036	2,424,018
7,823,545	CitiMortgage Alternative Loan Trust, Series 2006-A6-1A2 (1 Month LIBOR USD + 0.50%, 6.00% Floor, 6.00% Cap)	6.00%		11/25/2036	7,569,014
4,186,415	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A5	6.00%		01/25/2037	4,137,697
2,041,154	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A7	6.00%		01/25/2037	2,017,401
5,534,648	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A8 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	2.62%		01/25/2037	4,575,989
5,222,555	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A9 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	3.38%	I/F I/O	01/25/2037	800,473
4,367,715	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A1	6.00%	±	03/25/2037	4,413,242
10,051,512	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A3 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	3.38%	I/F I/O	03/25/2037	1,882,547
3,938,972	CitiMortgage Alternative Loan Trust, Series 2007-A3-1A4	5.75%		03/25/2037	3,854,299
7,099,489	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A3 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	2.35%		04/25/2037	5,629,293
7,099,489	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A4 (-1 x 1 Month LIBOR USD + 6.67%, 6.67% Cap)	4.65%	I/F I/O	04/25/2037	1,287,901
7,518,803	CitiMortgage Alternative Loan Trust, Series 2007-A4-1A5	5.75%		04/25/2037	7,375,998
1,064,632	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A11	6.00%		05/25/2037	1,060,382
14,036,400	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A8	6.00%		05/25/2037	13,980,381
457,215	CitiMortgage Alternative Loan Trust, Series 2007-A8-A1	6.00%		10/25/2037	445,593
7,618,307	Colony American Finance Ltd., Series 2016-1-A	2.54%	^	06/15/2048	7,592,292
44,223,930	Countrywide Alternative Loan Trust, Series 2004-36CB-1A1	6.00%		02/25/2035	42,704,993
5,154,989	Countrywide Alternative Loan Trust, Series 2005-13CB-A3	5.50%		05/25/2035	5,162,506
3,847,645	Countrywide Alternative Loan Trust, Series 2005-20CB-2A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 5.50% Cap)	2.52%		07/25/2035	2,829,059
7,855,608	Countrywide Alternative Loan Trust, Series 2005-20CB-2A2 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	2.98%	I/F I/O	07/25/2035	922,309
155,046	Countrywide Alternative Loan Trust, Series 2005-20CB-4A1	5.25%		07/25/2020	154,770
2,779,964	Countrywide Alternative Loan Trust, Series 2005-26CB-A11 (-2 x 1 Month LIBOR USD + 13.05%, 13.05% Cap)	9.39%	I/F	07/25/2035	3,113,547
3,909,936	Countrywide Alternative Loan Trust, Series 2005-28CB-1A2 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.50% Cap)	2.77%		08/25/2035	3,239,529
1,551,792	Countrywide Alternative Loan Trust, Series 2005-28CB-3A6	6.00%		08/25/2035	1,114,771
1,971,246	Countrywide Alternative Loan Trust, Series 2005-46CB-A20	5.50%		10/25/2035	1,880,772
6,852,280	Countrywide Alternative Loan Trust, Series 2005-48T1-A2	5.50%		11/25/2035	6,127,519
2,331,453	Countrywide Alternative Loan Trust, Series 2005-54CB-3A4	5.50%		11/25/2035	1,994,095
22,137,687	Countrywide Alternative Loan Trust, Series 2005-57CB-1A1	5.50%		12/25/2035	20,415,585
523,854	Countrywide Alternative Loan Trust, Series 2005-60T1-A7 (-7 x 1 Month LIBOR USD + 35.93%, 35.93% Cap)	21.13%	I/F	12/25/2035	935,340
732,858	Countrywide Alternative Loan Trust, Series 2005-64CB-1A14	5.50%		12/25/2035	728,719
10,636,516	Countrywide Alternative Loan Trust, Series 2005-64CB-1A4	5.50%		12/25/2035	10,576,444
1,813,229	Countrywide Alternative Loan Trust, Series 2005-73CB-1A5 (1 Month LIBOR USD + 0.80%, 0.80% Floor, 5.50% Cap)	2.82%		01/25/2036	1,554,159
4,561,709	Countrywide Alternative Loan Trust, Series 2005-73CB-1A6 (-1 x 1 Month LIBOR USD + 4.70%, 4.70% Cap)	2.68%	I/F I/O	01/25/2036	628,734
44,488,542	Countrywide Alternative Loan Trust, Series 2005-77T1-1A1	6.00%		02/25/2036	33,276,103
845,602	Countrywide Alternative Loan Trust, Series 2005-79CB-A5	5.50%		01/25/2036	756,186
28,581,159	Countrywide Alternative Loan Trust, Series 2005-85CB-1A1	6.00%		02/25/2036	21,499,025
2,265,060	Countrywide Alternative Loan Trust, Series 2005-85CB-2A6 (-4 x 1 Month LIBOR USD + 21.63%, 21.63% Cap)	14.23%	I/F	02/25/2036	3,124,234
1,430,880	Countrywide Alternative Loan Trust, Series 2005-86CB-A5	5.50%		02/25/2036	1,251,407
2,623,253	Countrywide Alternative Loan Trust, Series 2005-J10-1A11	5.50%		10/25/2035	2,494,735
596,991	Countrywide Alternative Loan Trust, Series 2005-J10-1A13 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.50% Cap)	2.72%		10/25/2035	482,770
279,657	Countrywide Alternative Loan Trust, Series 2005-J10-1A15	5.50%		10/25/2035	265,956
702,112	Countrywide Alternative Loan Trust, Series 2005-J11-1A3	5.50%		11/25/2035	599,902

977,300	Countrywide Alternative Loan Trust, Series 2005-J11-6A1	6.50%		09/25/2032	970,457
823,078	Countrywide Alternative Loan Trust, Series 2005-J13-2A5 (1 Month LIBOR USD + 0.48%, 0.48% Floor, 5.50% Cap)	2.50%		11/25/2035	629,675
1,646,157	Countrywide Alternative Loan Trust, Series 2005-J13-2A6 (-1 x 1 Month LIBOR USD + 5.02%, 5.02% Cap)	3.00%	I/F I/O	11/25/2035	172,590
3,891,000	Countrywide Alternative Loan Trust, Series 2005-J1-5A3	5.50%		02/25/2035	4,011,761
46,156	Countrywide Alternative Loan Trust, Series 2005-J1-7A1	5.50%		01/25/2020	44,266
813,840	Countrywide Alternative Loan Trust, Series 2005-J2-1A5 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 5.50% Cap)	2.52%		04/25/2035	697,919
2,504,122	Countrywide Alternative Loan Trust, Series 2005-J2-1A6 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	2.98%	I/F I/O	04/25/2035	199,504
7,056,272	Countrywide Alternative Loan Trust, Series 2005-J3-2A8 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 5.50% Cap)	2.32%		05/25/2035	6,217,076
7,056,272	Countrywide Alternative Loan Trust, Series 2005-J3-2A9 (-1 x 1 Month LIBOR USD + 5.20%, 5.20% Cap)	3.18%	I/F I/O	05/25/2035	724,124
3,746,608	Countrywide Alternative Loan Trust, Series 2006-12CB-A3 (1 Month LIBOR USD + 5.75%, 5.75% Floor)	5.75%		05/25/2036	3,006,358
38,330,732	Countrywide Alternative Loan Trust, Series 2006-15CB-A1	6.50%		06/25/2036	28,958,542
1,135,318	Countrywide Alternative Loan Trust, Series 2006-18CB-A12 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	2.62%		07/25/2036	720,138
1,135,318	Countrywide Alternative Loan Trust, Series 2006-18CB-A13 (-1 x 1 Month LIBOR USD + 5.50%, 5.50% Cap)	3.48%	I/F I/O	07/25/2036	210,807
5,509,785	Countrywide Alternative Loan Trust, Series 2006-19CB-A12 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.00% Cap)	2.42%		08/25/2036	3,609,302
7,471,599	Countrywide Alternative Loan Trust, Series 2006-19CB-A13 (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	3.58%	I/F I/O	08/25/2036	1,743,468
1,150,197	Countrywide Alternative Loan Trust, Series 2006-19CB-A15	6.00%		08/25/2036	1,017,730
1,957,283	Countrywide Alternative Loan Trust, Series 2006-24CB-A11	5.75%		08/25/2036	1,624,734
5,728,726	Countrywide Alternative Loan Trust, Series 2006-24CB-A14 (-1 x 1 Month LIBOR USD + 7.15%, 7.15% Cap)	5.13%	I/F I/O	08/25/2036	1,626,677
4,593,692	Countrywide Alternative Loan Trust, Series 2006-24CB-A22	6.00%		08/25/2036	3,893,259
4,930,412	Countrywide Alternative Loan Trust, Series 2006-24CB-A5 (1 Month LIBOR USD + 0.60%, 0.06% Floor, 6.00% Cap)	2.62%		08/25/2036	3,141,790
1,870,944	Countrywide Alternative Loan Trust, Series 2006-26CB-A17	6.25%		09/25/2036	1,475,402
2,401,516	Countrywide Alternative Loan Trust, Series 2006-26CB-A9	6.50%		09/25/2036	1,936,713
4,462,060	Countrywide Alternative Loan Trust, Series 2006-29T1-1A2	6.25%		10/25/2036	3,721,206
628,883	Countrywide Alternative Loan Trust, Series 2006-29T1-2A12 (-7 x 1 Month LIBOR USD + 46.15%, 46.15% Cap)	33.03%	I/F	10/25/2036	1,452,189
385,204	Countrywide Alternative Loan Trust, Series 2006-29T1-2A23 (-4 x 1 Month LIBOR USD + 33.37%, 33.37% Cap)	24.62%	I/F	10/25/2036	699,632
4,334,653	Countrywide Alternative Loan Trust, Series 2006-30T1-1A2	6.25%		11/25/2036	3,998,248
3,078,278	Countrywide Alternative Loan Trust, Series 2006-32CB-A1 (1 Month LIBOR USD + 0.67%, 0.67% Floor, 6.00% Cap)	2.69%		11/25/2036	2,012,534
5,134,568	Countrywide Alternative Loan Trust, Series 2006-32CB-A2 (-1 x 1 Month LIBOR USD + 5.33%, 5.33% Cap)	3.31%	I/F I/O	11/25/2036	1,096,725
5,258,134	Countrywide Alternative Loan Trust, Series 2006-36T2-2A1	6.25%		12/25/2036	3,688,913
1,474,284	Countrywide Alternative Loan Trust, Series 2006-39CB-1A10	6.00%		01/25/2037	1,474,616
14,456,526	Countrywide Alternative Loan Trust, Series 2006-39CB-2A2 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.53%	I/F I/O	01/25/2037	3,721,395
4,923,129	Countrywide Alternative Loan Trust, Series 2006-39CB-2A4 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	2.47%		01/25/2037	898,055
2,099,938	Countrywide Alternative Loan Trust, Series 2006-40T1-1A11	6.00%		01/25/2037	1,938,611
3,574,042	Countrywide Alternative Loan Trust, Series 2006-40T1-1A4 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	3.43%	I/F I/O	01/25/2037	521,814
4,259,172	Countrywide Alternative Loan Trust, Series 2006-41CB-1A10	6.00%		01/25/2037	3,554,946
4,485,000	Countrywide Alternative Loan Trust, Series 2006-41CB-1A9	6.00%		01/25/2037	3,743,435
4,287,237	Countrywide Alternative Loan Trust, Series 2006-45T1-1A4 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	2.62%		02/25/2037	1,817,655
4,287,237	Countrywide Alternative Loan Trust, Series 2006-45T1-1A5 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	3.38%	I/F I/O	02/25/2037	1,079,301
1,190,378	Countrywide Alternative Loan Trust, Series 2006-6CB-1A4	5.50%		05/25/2036	1,128,489
3,614,446	Countrywide Alternative Loan Trust, Series 2006-J1-1A10	5.50%		02/25/2036	3,267,363
7,333,572	Countrywide Alternative Loan Trust, Series 2006-J1-1A3	5.50%		02/25/2036	6,629,353
1,393,752	Countrywide Alternative Loan Trust, Series 2006-J4-2A2	6.00%		07/25/2036	1,192,827
834,117	Countrywide Alternative Loan Trust, Series 2007-11T1-A24 (-6 x 1 Month LIBOR USD + 39.90%, 39.90% Cap)	27.79%	I/F	05/25/2037	1,712,333
13,920,091	Countrywide Alternative Loan Trust, Series 2007-15CB-A1	6.00%		07/25/2037	12,740,007
9,919,476	Countrywide Alternative Loan Trust, Series 2007-16CB-2A1 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	2.47%		08/25/2037	5,290,564
2,872,432	Countrywide Alternative Loan Trust, Series 2007-16CB-2A2 (-8 x 1 Month LIBOR USD + 54.58%, 54.58% Cap)	37.76%	I/F	08/25/2037	6,894,697
4,919,405	Countrywide Alternative Loan Trust, Series 2007-16CB-4A7	6.00%		08/25/2037	4,877,436
7,754,518	Countrywide Alternative Loan Trust, Series 2007-17CB-1A10 (-5 x 1 Month LIBOR USD + 29.90%, 29.90% Cap)	20.62%	I/F	08/25/2037	13,880,280
1,205,963	Countrywide Alternative Loan Trust, Series 2007-18CB-2A25	6.00%		08/25/2037	1,138,860
846,784	Countrywide Alternative Loan Trust, Series 2007-19-1A10 (-6 x 1 Month LIBOR USD + 39.00%, 39.00% Cap)	26.89%	I/F	08/25/2037	1,915,373
12,445,905	Countrywide Alternative Loan Trust, Series 2007-19-1A4	6.00%		08/25/2037	10,105,057
32,098,629	Countrywide Alternative Loan Trust, Series 2007-19-2A1	6.50%		08/25/2037	23,179,065
3,977,379	Countrywide Alternative Loan Trust, Series 2007-21CB-2A2 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	20.33%	I/F	09/25/2037	6,185,539
21,870,736	Countrywide Alternative Loan Trust, Series 2007-22-2A16	6.50%		09/25/2037	14,774,520
10,016,374	Countrywide Alternative Loan Trust, Series 2007-23CB-A3 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	2.52%		09/25/2037	5,684,889
14,215,311	Countrywide Alternative Loan Trust, Series 2007-23CB-A4 (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	4.48%	I/F I/O	09/25/2037	4,758,935
15,408,709	Countrywide Alternative Loan Trust, Series 2007-4CB-2A1	7.00%		03/25/2037	3,806,048
5,498,525	Countrywide Alternative Loan Trust, Series 2007-5CB-1A18 (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	3.63%	I/F I/O	04/25/2037	1,105,247
5,498,525	Countrywide Alternative Loan Trust, Series 2007-5CB-1A23 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 6.00% Cap)	2.57%		04/25/2037	3,323,314
4,613,288	Countrywide Alternative Loan Trust, Series 2007-6-A4	5.75%		04/25/2047	4,112,975
366,780	Countrywide Alternative Loan Trust, Series 2007-8CB-A12 (-6 x 1 Month LIBOR USD + 40.20%, 40.20% Cap)	28.09%	I/F	05/25/2037	819,635
391,532	Countrywide Alternative Loan Trust, Series 2007-8CB-A8 (-6 x 1 Month LIBOR USD + 40.08%, 40.08% Cap)	27.97%	I/F	05/25/2037	871,774
574,100	Countrywide Alternative Loan Trust, Series 2007-9T1-1A4 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	2.52%		05/25/2037	265,717
574,100	Countrywide Alternative Loan Trust, Series 2007-9T1-1A5 (-1 x 1 Month LIBOR USD + 5.50%, 5.50% Cap)	3.48%	I/F I/O	05/25/2037	121,655
15,725,378	Countrywide Alternative Loan Trust, Series 2007-9T1-1A6	6.00%		05/25/2037	11,120,053
1,783,744	Countrywide Alternative Loan Trust, Series 2007-9T1-2A1	6.00%		05/25/2037	1,258,604
65,876	Countrywide Alternative Loan Trust, Series 2007-9T1-3A1	5.50%		05/25/2022	64,547
38,210,610	Countrywide Alternative Loan Trust, Series 2007-HY2-1A	4.16%	#	03/25/2047	37,119,170
41,071	Countrywide Alternative Loan Trust, Series 2007-HY5R-2A1B	3.65%	#	03/25/2047	41,084
2,751,200	Countrywide Asset Backed Certificates, Series 2003-BC6-M1 (1 Month LIBOR USD + 0.83%, 0.55% Floor)	2.84%		11/25/2033	2,700,494
14,622,873	Countrywide Asset Backed Certificates, Series 2005-4-AF5B	5.15%		10/25/2035	15,040,412
34,416,068	Countrywide Asset Backed Certificates, Series 2006-25-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	2.16%		06/25/2047	32,553,243
9,517,657	Countrywide Asset Backed Certificates, Series 2006-26-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	2.16%		06/25/2037	9,031,441
18,744,899	Countrywide Asset Backed Certificates, Series 2007-BC1-1A (1 Month LIBOR USD + 0.14%, 0.14% Floor)	2.16%		05/25/2037	17,512,370
4,745,304	Countrywide Asset Backed Certificates, Series 2007-BC3-2A3 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	2.20%		11/25/2047	4,408,412
385,563	Countrywide Asset-Backed Certificates, Series 2005-13-AF3	5.43%	#	02/25/2033	366,732
1,132,264	Countrywide Home Loans, Series 2003-60-4A1	4.90%	#	02/25/2034	1,172,781
1,991,077	Countrywide Home Loans, Series 2004-R2-1AF1 (1 Month LIBOR USD + 0.42%, 0.42% Floor, 9.50% Cap)	2.52%	^	11/25/2034	1,827,173
1,937,313	Countrywide Home Loans, Series 2004-R2-1AS	3.97%	# ^ I/O	11/25/2034	161,808
4,302,442	Countrywide Home Loans, Series 2005-20-A5	5.50%		10/25/2035	4,029,094
3,192,323	Countrywide Home Loans, Series 2005-20-A8	5.25%		10/25/2035	3,044,513
10,889,260	Countrywide Home Loans, Series 2005-23-A1	5.50%		11/25/2035	9,315,415
2,767,373	Countrywide Home Loans, Series 2005-24-A8	5.50%		11/25/2035	2,546,570
778,621	Countrywide Home Loans, Series 2005-27-2A1	5.50%		12/25/2035	613,952
1,390,539	Countrywide Home Loans, Series 2005-28-A7	5.25%		11/01/2035	1,195,378
16,599,518	Countrywide Home Loans, Series 2005-HYB1-4A1	4.36%	#	03/25/2035	16,892,446
1,542,853	Countrywide Home Loans, Series 2005-HYB8-1A1	4.34%	#	12/20/2035	1,384,789
2,535,886	Countrywide Home Loans, Series 2005-J3-2A4	4.50%		09/25/2035	2,492,516
1,471,825	Countrywide Home Loans, Series 2005-J4-A5	5.50%		11/25/2035	1,421,889
622,924	Countrywide Home Loans, Series 2005-R1-1AF1 (1 Month LIBOR USD + 0.36%, 0.36% Floor, 9.50% Cap)	2.38%	^	03/25/2035	579,887
608,802	Countrywide Home Loans, Series 2005-R1-1AS	4.07%	# ^ I/O	03/25/2035	81,426
5,379,742	Countrywide Home Loans, Series 2006-16-2A1	6.50%		11/25/2036	3,761,910
5,363,764	Countrywide Home Loans, Series 2006-1-A2	6.00%		03/25/2036	4,404,889
2,154,099	Countrywide Home Loans, Series 2006-20-1A21	6.00%		02/25/2037	1,751,988
1,385,493	Countrywide Home Loans, Series 2006-J3-A4	5.50%		05/25/2036	1,431,336
6,185,190	Countrywide Home Loans, Series 2007-10-A7	6.00%		07/25/2037	5,143,173
19,069,669	Countrywide Home Loans, Series 2007-11-A1	6.00%		08/25/2037	15,024,731
11,328,636	Countrywide Home Loans, Series 2007-12-A9	5.75%		08/25/2037	9,880,588
4,564,738	Countrywide Home Loans, Series 2007-13-A1	6.00%		08/25/2037	3,691,631
7,479,574	Countrywide Home Loans, Series 2007-13-A10	6.00%		08/25/2037	6,048,941
6,168,271	Countrywide Home Loans, Series 2007-15-1A1	6.25%		09/25/2037	5,552,905
680,184	Countrywide Home Loans, Series 2007-15-1A16	6.25%		09/25/2037	612,327
3,030,998	Countrywide Home Loans, Series 2007-15-1A29	6.25%		09/25/2037	2,728,418
6,622,670	Countrywide Home Loans, Series 2007-17-1A2	6.00%		10/25/2037	6,006,792
827,684	Countrywide Home Loans, Series 2007-18-1A1	6.00%		11/25/2037	713,793
6,017,266	Countrywide Home Loans, Series 2007-3-A1	6.00%		04/25/2037	5,069,178
2,317,462	Countrywide Home Loans, Series 2007-3-A12	6.00%		04/25/2037	1,952,320
4,811,584	Countrywide Home Loans, Series 2007-4-1A39	6.00%		05/25/2037	3,701,453
2,062,271	Countrywide Home Loans, Series 2007-5-A2	5.75%		05/25/2037	1,779,671
7,306,885	Countrywide Home Loans, Series 2007-7-A1	6.00%		06/25/2037	6,301,594
2,190,355	Countrywide Home Loans, Series 2007-7-A2	5.75%		06/25/2037	1,857,339
6,646,090	Countrywide Home Loans, Series 2007-8-1A4	6.00%		01/25/2038	5,410,505
3,487,844	Countrywide Home Loans, Series 2007-8-1A5	5.44%		01/25/2038	2,659,644

8,098,039	Countrywide Home Loans, Series 2007-8-1A9 (1 Month LIBOR USD + 6.00%, 4.00% Floor, 6.00% Cap)	6.00%		01/25/2038	6,132,805
1,365,877	Countrywide Home Loans, Series 2007-9-A11	5.75%		07/25/2037	1,145,228
7,907,751	Countrywide Home Loans, Series 2007-HY1-1A1	4.45%	#	04/25/2037	7,839,567
19,722,799	Countrywide Home Loans, Series 2007-J1-2A1	6.00%		02/25/2037	13,385,479
526,626	Countrywide Home Loans, Series 2007-J3-A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	2.52%		07/25/2037	278,194
2,633,131	Countrywide Home Loans, Series 2007-J3-A2 (-1 x 1 Month LIBOR USD + 5.50%, 5.50% Cap)	3.48%	I/F I/O	07/25/2037	534,634
4,606,829	Credit Suisse First Boston Mortgage Backed Trust, Series 2006-3-A4B	6.11%		11/25/2036	1,580,174
2,807,755	Credit Suisse First Boston Mortgage Backed Trust, Series 2006-4-A6A	5.68%		12/25/2036	1,096,250
9,990,217	Credit Suisse First Boston Mortgage Backed Trust, Series 2007-1-1A1A	5.90%	#	05/25/2037	4,279,905
49,590	Credit Suisse First Boston Mortgage Securities Corporation, Series 2004-AR8-2A1	4.22%	#	09/25/2034	50,077
3,381,334	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A4	5.50%		11/25/2035	3,261,540
711,805	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A5	5.50%		11/25/2035	686,587
9,576,362	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-12-5A1	5.25%		01/25/2036	9,535,179
9,798,720	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-12-7A1	7.00%		01/25/2036	2,912,041
4,733,907	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-3A10	5.50%		09/25/2035	4,804,286
4,296,505	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-7A1	7.00%		09/25/2035	3,283,004
1,716,831	Credit Suisse Mortgage Capital Certificates, Series 2005-1R-2A5	5.75%	^	12/26/2035	1,602,675
14,843,213	Credit Suisse Mortgage Capital Certificates, Series 2006-1-2A1	6.00%		02/25/2036	10,080,050
2,509,806	Credit Suisse Mortgage Capital Certificates, Series 2006-2-3A1	6.50%		03/25/2036	1,250,036
3,008,174	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 6.00% Cap)	2.72%		03/25/2036	1,559,028
16,814,309	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A2 (-1 x 1 Month LIBOR USD + 5.30%, 5.30% Cap)	3.28%	I/F I/O	03/25/2036	3,698,346
3,502,397	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A3	6.25%		03/25/2036	2,647,966
9,478,887	Credit Suisse Mortgage Capital Certificates, Series 2006-2-5A4	6.00%		03/25/2036	6,978,479
2,540,980	Credit Suisse Mortgage Capital Certificates, Series 2006-3-4A3	5.50%		04/25/2036	2,309,217
1,536,088	Credit Suisse Mortgage Capital Certificates, Series 2006-3-4A4	5.50%		04/25/2036	1,398,462
3,452,976	Credit Suisse Mortgage Capital Certificates, Series 2006-4-1A8 (1 Month LIBOR USD + 1.00%, 6.00% Floor, 6.00% Cap)	6.00%		05/25/2036	2,876,675
20,313,545	Credit Suisse Mortgage Capital Certificates, Series 2006-4-4A1	7.00%		05/25/2036	8,405,144
9,061,941	Credit Suisse Mortgage Capital Certificates, Series 2006-6-1A4	6.00%		07/25/2036	7,394,958
10,177,031	Credit Suisse Mortgage Capital Certificates, Series 2006-6-3A1	7.00%		07/25/2036	2,431,612
186,528	Credit Suisse Mortgage Capital Certificates, Series 2006-7-3A11	6.00%		08/25/2036	147,334
2,666,065	Credit Suisse Mortgage Capital Certificates, Series 2006-7-7A5	6.00%		08/25/2036	2,700,433
6,018,688	Credit Suisse Mortgage Capital Certificates, Series 2006-9-2A1	5.50%		11/25/2036	5,443,098
20,253,275	Credit Suisse Mortgage Capital Certificates, Series 2006-9-3A1	6.00%		11/25/2036	17,902,016
5,772,557	Credit Suisse Mortgage Capital Certificates, Series 2006-9-4A1	6.00%		11/25/2036	3,778,983
3,804,353	Credit Suisse Mortgage Capital Certificates, Series 2006-9-6A14	6.00%		11/25/2036	3,742,274
618,132	Credit Suisse Mortgage Capital Certificates, Series 2006-9-6A15 (-6 x 1 Month LIBOR USD + 39.90%, 39.90% Cap)	27.03%	I/F	11/25/2036	1,244,419
10,440,955	Credit Suisse Mortgage Capital Certificates, Series 2007-1-1A4	6.13%	#	02/25/2037	5,051,848
4,871,450	Credit Suisse Mortgage Capital Certificates, Series 2007-1-5A14	6.00%		02/25/2037	4,321,463
7,229,816	Credit Suisse Mortgage Capital Certificates, Series 2007-3-2A10	6.00%		04/25/2037	4,979,477
5,358,085	Credit Suisse Mortgage Capital Certificates, Series 2007-5-2A5	5.00%		08/25/2037	4,342,620
42,906,055	Credit Suisse Mortgage Capital Certificates, Series 2007-5-3A19	6.00%		08/25/2037	37,012,201
19,027,995	Credit Suisse Mortgage Capital Certificates, Series 2007-5-3A9	6.00%		08/25/2037	16,407,938
6,877,608	Credit Suisse Mortgage Capital Certificates, Series 2008-2R-1A1	6.00%	^	07/25/2037	6,799,150
1,260,145	Credit Suisse Mortgage Capital Certificates, Series 2009-1R-4A2	4.43%	# ^	07/20/2035	1,320,881
3,280,356	Credit Suisse Mortgage Capital Certificates, Series 2010-13R-1A2	5.50%	# ^	12/26/2035	3,464,123
65,417,976	Credit Suisse Mortgage Capital Certificates, Series 2010-17R-6A1	2.42%	# ^	06/26/2037	66,071,606
5,667,091	Credit Suisse Mortgage Capital Certificates, Series 2010-2R-4A17	6.00%	# ^	03/26/2037	5,836,838
10,449,012	Credit Suisse Mortgage Capital Certificates, Series 2010-4R-8A17	6.00%	# ^	06/26/2037	10,895,665
11,778,358	Credit Suisse Mortgage Capital Certificates, Series 2010-9R-2A5	4.00%	# ^	02/27/2038	11,918,525
11,362,184	Credit Suisse Mortgage Capital Certificates, Series 2012-10R-4A2	3.92%	# ^	08/26/2046	11,084,750
36,554,725	Credit Suisse Mortgage Capital Certificates, Series 2013-6-1A1	2.50%	# ^	07/25/2028	36,715,862
40,230,349	Credit Suisse Mortgage Capital Certificates, Series 2013-9R-A1	3.00%	# ^	05/27/2043	39,774,564
19,270,280	Credit Suisse Mortgage Capital Certificates, Series 2013-IVR4-A2	3.00%	# ^	07/25/2043	19,191,200
4,011,961	Credit Suisse Mortgage Capital Certificates, Series 2014-WIN1-2A4	3.00%	# ^	09/25/2044	3,971,923
59,757,097	Credit Suisse Mortgage Capital Certificates, Series 2015-1-A1	2.50%	# ^	01/25/2045	57,953,078
12,121,789	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB4-AV3 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	2.17%		05/25/2036	10,141,865
7,527,154	Credit-Based Asset Servicing and Securitization LLC, Series 2007-MX1-A3	5.83%	^ ß	12/25/2036	7,699,920
10,736,511	CSMC Mortgage-Backed Trust, Series 2006-4-6A1	6.00%		05/25/2036	7,645,592
6,009,819	CSMC Mortgage-Backed Trust, Series 2007-1-3A1	6.00%		02/25/2022	2,314,741
69,440	CSMC Mortgage-Backed Trust, Series 2007-2-2A1	5.00%		03/25/2037	67,988
12,831,216	CSMC Mortgage-Backed Trust, Series 2019-RPL6-CERT	4.10%	^	11/25/2058	12,773,437
299,490,104	CSMC Mortgage-Backed Trust, Series 2019-RPL6-PT1	4.09%	# ^	11/25/2058	304,244,809
25,531,573	CSMC Mortgage-Backed Trust, Series 2019-RPL8-A1	3.32%	# ^	10/25/2058	25,703,523
9,460,690	CSMC Trust, Series 2009-12R-5A1	6.00%	^	06/27/2036	9,253,892
21,163,097	CSMC Trust, Series 2010-4R-3A17	6.00%	# ^	06/26/2037	21,179,185
60,262,543	CSMC Trust, Series 2018-RPL2-A1	4.03%	^ §	08/25/2062	60,723,467
174,458,207	CSMC Trust, Series 2018-RPL7-A1	4.00%	^	08/26/2058	176,782,513
82,425,363	CSMC Trust, Series 2018-RPL8-A1	4.13%	# ^	07/25/2058	83,342,394
98,188,048	CSMC Trust, Series 2019-3R-1A1 (1 Month LIBOR USD + 1.40%, 1.40% Floor)	3.51%	^	06/02/2047	98,994,005
63,984,035	CSMC Trust, Series 2019-6R-1A1 (1 Month LIBOR USD + 1.40%, 1.40% Floor)	3.51%	^	10/25/2046	64,152,396
151,861,718	CSMC Trust, Series 2019-JR1-A1	4.10%	# ^	09/27/2066	152,569,971
70,117,385	CSMC Trust, Series 2019-RPL2-A1	3.92%	^	07/25/2058	71,277,498
106,154,317	CSMCM Trust, Series 2017-RPL2-CERT	0.01%	^	02/25/2056	98,159,868
12,169,962	CSMCM Trust, Series 2018-RPL7-A1	3.90%	^ I/O	09/25/2048	12,509,128
21,820,490	CSMCM Trust, Series 2018-RPL8-A1	4.07%	^ I/O	07/25/2058	22,358,324
8,625,671	CSMLT Trust, Series 2015-3-1A2	3.50%	# ^	11/25/2045	8,763,239
5,584,587	Deephaven Residential Mortgage Trust, Series 2018-3A-A2	3.89%	# ^	08/25/2058	5,623,750
5,436,265	Deephaven Residential Mortgage Trust, Series 2018-3A-A3	3.96%	# ^	08/25/2058	5,475,169
13,754,083	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-4-A5	5.50%	#	09/25/2035	13,796,487
807,149	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-1A6 (-7 x 1 Month LIBOR USD + 35.93%, 35.93% Cap)	21.13%	I/F	11/25/2035	1,243,160
910,960	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-2A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 5.50% Cap)	2.22%		11/25/2035	515,384
2,749,377	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-5-2A2 (-1 x 1 Month LIBOR USD + 5.30%, 5.30% Cap)	3.28%	I/F I/O	11/25/2035	336,392
22,763,106	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2007-2-2A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	2.32%		09/25/2047	20,890,613
14,335,833	Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA5-A1B (1 Month LIBOR USD + 0.22%, 0.22% Floor)	2.24%		08/25/2047	13,889,332
5,661,052	Deutsche ALT-B Securities Mortgage Loan Trust, Series 2006-AB1-A1C	5.67%	#	02/25/2036	5,676,299
759,171	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2-A2	5.19%	#	06/25/2036	741,318
19,696,968	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A2	5.65%	#	10/25/2036	18,953,979
1,403,172	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A3	5.90%	#	10/25/2036	1,350,006
2,059,106	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A3A1	5.90%	#	10/25/2036	1,981,118
4,089,208	Deutsche ALT-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4-A6A1	5.87%	ß	10/25/2036	3,933,189
7,195,693	Deutsche Mortgage Securities, Inc., Series 2006-PR1-3A1 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	9.29%	^I/F	04/15/2036	7,027,695
4,617,091	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI1 (-1 x 1 Month LIBOR USD + 12.11%, 12.11% Cap)	9.27%	^I/F	04/15/2036	4,583,503
7,500,021	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI2 (-2 x 1 Month LIBOR USD + 14.60%, 14.61% Cap)	10.73%	^I/F	04/15/2036	7,610,433
512,952	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI1 (-3 x 1 Month LIBOR USD + 19.35%, 19.35% Cap)	13.27%	^I/F	04/15/2036	595,376
4,491,040	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI3 (-1 x 1 Month LIBOR USD + 12.57%, 12.57% Cap)	9.73%	^I/F	04/15/2036	4,446,542
74,383,768	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI4 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	9.29%	^I/F	04/15/2036	73,532,260
8,795,246	Deutsche Securities, Inc., Series 2005-6-2A1	5.50%		12/25/2035	8,540,620
1,410,536	Deutsche Securities, Inc., Series 2006-AB4-A1A	6.01%	#	10/25/2036	1,356,991
41,000,000	Eagle Ltd., Series 2019-1-M1B (1 Month LIBOR USD + 1.80%)	3.82%	^	04/25/2029	41,208,141
18,001,917	Equifirst Loan Securitization Trust, Series 2007-1-A2B (1 Month LIBOR USD + 0.19%, 0.19% Floor)	2.21%		04/25/2037	17,416,185
5,405,645	First Franklin Mortgage Loan Trust, Series 2006-FF3-A2B (1 Month LIBOR USD + 0.20%, 0.20% Floor)	2.22%		02/25/2036	5,413,259
6,631,828	First Horizon Alternative Mortgage Securities Trust, Series 2005-AA4-1A1	3.96%	#	05/25/2035	5,352,516
6,359,641	First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8-1A4	5.50%		11/25/2035	5,242,508
332,111	First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8-2A1	5.00%		11/25/2020	333,720
4,807,972	First Horizon Alternative Mortgage Securities Trust, Series 2005-FA9-A4A	5.50%		12/25/2035	4,114,185
2,843,087	First Horizon Alternative Mortgage Securities Trust, Series 2006-AA3-A1	4.20%	#	06/25/2036	2,652,051
2,686,037	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA1-1A12	6.00%		04/25/2036	2,054,999
9,013,328	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA1-1A3	5.75%		04/25/2036	6,738,357
2,122,185	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA2-1A5	6.00%		05/25/2036	1,648,133
2,841,402	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8-1A5	6.00%		02/25/2037	2,080,299
5,452,530	First Horizon Alternative Mortgage Securities Trust, Series 2006-RE1-A1	5.50%		05/25/2035	4,974,942
15,786,806	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA3-A3	6.00%		06/25/2037	11,448,915
812,312	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA3-A4	6.00%		06/25/2037	589,105

937,335	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA4-1A13	6.25%		08/25/2037	710,538
2,893,625	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA4-1A4	6.25%		08/25/2037	2,193,484
1,359,588	First Horizon Alternative Mortgage Securities Trust, Series 2007-FA4-1A5	6.25%		08/25/2037	1,030,623
3,570,510	First Horizon Mortgage Pass-Through Trust, Series 2005-8-1A11	5.75%		02/25/2036	3,033,126
1,749,736	First Horizon Mortgage Pass-Through Trust, Series 2006-1-1A2	6.00%		05/25/2036	1,438,679
4,319,441	First Horizon Mortgage Pass-Through Trust, Series 2007-1-A3	6.00%		03/25/2037	3,541,978
2,933,029	First Horizon Mortgage Pass-Through Trust, Series 2007-4-1A1	6.00%		08/25/2037	2,389,745
72,500,000	FMC GMSR Issuer Trust, Series 2019-GT1-A	5.07%	# ^	05/25/2024	74,985,256
75,700,000	FMC GMSR Issuer Trust, Series 2019-GT2-A	4.23%	# ^	09/25/2024	76,371,535
158,648,630	Fremont Home Loan Trust, Series 2006-D-1A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	2.16%		11/25/2036	109,841,108
10,949,422	GCAT LLC, Series 2019-1-A1	4.09%	^ §	04/26/2049	11,288,493
84,753,098	GCAT LLC, Series 2019-2-A1	3.47%	^ §	06/25/2024	85,142,437
46,273,000	GE-WMC Asset-Backed Pass-Through Certificates, Series 2005-2-A2D (1 Month LIBOR USD + 0.32%, 0.32% Floor)	2.34%		12/25/2035	44,906,804
27,428,830	GE-WMC Mortgage Securities Trust, Series 2006-1-A2B (1 Month LIBOR USD + 0.15%, 0.15% Floor)	2.17%		08/25/2036	16,456,769
3,833,388	GMACM Mortgage Loan Trust, Series 2005-AR5-3A1	4.01%	#	09/19/2035	3,666,332
31,891,981	GreenPoint Mortgage Funding Trust, Series 2005-AR3-2A1 (1 Month LIBOR USD + 0.26%, 0.26% Floor, 10.50% Cap)	2.28%		08/25/2045	22,506,672
19,567,154	GreenPoint Mortgage Funding Trust, Series 2006-AR7-2A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	2.22%		12/25/2046	19,545,092
32,501,561	GreenPoint Mortgage Funding Trust, Series 2007-AR2-1A3 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	2.26%		04/25/2047	30,970,591
1,213,310	GS Mortgage Securities Corporation, Series 2008-2R-1A1	7.50%	# ^	09/25/2036	855,558
187,126	GSAA Home Equity Trust, Series 2005-12-AF3	5.07%	#	09/25/2035	166,851
9,734,824	GSAA Home Equity Trust, Series 2006-10-AF3	5.98%	#	06/25/2036	4,436,742
6,967,380	GSAA Home Equity Trust, Series 2006-10-AF4	6.30%	ß	06/25/2036	3,173,695
13,138,742	GSAA Home Equity Trust, Series 2006-15-AF4	5.96%	ß	09/25/2036	6,212,814
2,192,938	GSAA Home Equity Trust, Series 2006-18-AF3A	5.77%	#	11/25/2036	1,158,012
4,866,036	GSAA Home Equity Trust, Series 2006-18-AF6	5.68%	ß	11/25/2036	2,236,870
9,015,978	GSAA Home Equity Trust, Series 2006-19-A1 (1 Month LIBOR USD + 0.09%, 0.09% Floor)	2.11%		12/25/2036	4,075,392
5,315,149	GSAA Home Equity Trust, Series 2007-10-A1A	6.00%		11/25/2037	4,561,469
2,948,433	GSAA Home Equity Trust, Series 2007-10-A2A	6.50%		11/25/2037	2,074,212
24,125,731	GSAMP Trust, Series 2006-HE6-A3 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	2.17%		08/25/2036	21,121,199
10,924,831	GSMPS Mortgage Loan Trust, Series 2005-RP2-1AF (1 Month LIBOR USD + 0.35%, 0.35% Floor)	2.37%	^	03/25/2035	10,202,180
10,924,831	GSMPS Mortgage Loan Trust, Series 2005-RP2-1AS	2.52%	# ^ I/O	03/25/2035	814,902
6,453,235	GSMPS Mortgage Loan Trust, Series 2005-RP3-1AF (1 Month LIBOR USD + 0.35%, 0.35% Floor, 9.50% Cap)	2.37%	^	09/25/2035	5,745,199
6,453,235	GSMPS Mortgage Loan Trust, Series 2005-RP3-1AS	2.34%	# ^ I/O	09/25/2035	865,490
24,771,161	GSMPS Mortgage Loan Trust, Series 2006-RP1-1AF1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 9.15% Cap)	2.37%	^	01/25/2036	21,681,662
24,771,161	GSMPS Mortgage Loan Trust, Series 2006-RP1-1AS	2.24%	# ^ I/O	01/25/2036	2,508,323
25,469,809	GSMSC Resecuritization Trust, Series 2014-3R-2B (1 Month LIBOR USD + 0.18%, 0.18% Floor)	2.33%	^	09/26/2036	19,662,741
1,529,096	GSR Mortgage Loan Trust, Series 2005-1F-1A2	5.50%		02/25/2035	1,583,202
3,297,212	GSR Mortgage Loan Trust, Series 2005-1F-3A3	6.00%		01/25/2035	3,439,952
493,263	GSR Mortgage Loan Trust, Series 2005-6F-3A5	6.00%		07/25/2035	531,094
4,950,154	GSR Mortgage Loan Trust, Series 2005-6F-3A9 (-1 x 1 Month LIBOR USD + 6.90%, 6.90% Cap)	4.88%	I/F I/O	07/25/2035	476,389
369,482	GSR Mortgage Loan Trust, Series 2005-6F-4A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	2.52%		07/25/2035	343,478
250,195	GSR Mortgage Loan Trust, Series 2005-7F-3A1 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.00% Cap)	2.52%		09/25/2035	240,529
9,453,867	GSR Mortgage Loan Trust, Series 2005-8F-3A5	6.00%		11/25/2035	7,051,503
3,007,633	GSR Mortgage Loan Trust, Series 2005-8F-4A1	6.00%		11/25/2035	2,459,042
769,896	GSR Mortgage Loan Trust, Series 2006-1F-1A2	5.50%		02/25/2036	920,664
665,134	GSR Mortgage Loan Trust, Series 2006-2F-2A3	5.75%		02/25/2036	647,759
2,688,014	GSR Mortgage Loan Trust, Series 2006-2F-3A3	6.00%		02/25/2036	2,212,783
3,228,285	GSR Mortgage Loan Trust, Series 2006-2F-3A6	6.00%		02/25/2036	2,720,436
25,431,930	GSR Mortgage Loan Trust, Series 2006-5F-3A1	6.50%		06/25/2036	20,233,587
9,502,002	GSR Mortgage Loan Trust, Series 2006-6F-2A3	6.00%		07/25/2036	8,117,203
4,763,188	GSR Mortgage Loan Trust, Series 2006-7F-3A4	6.25%		08/25/2036	2,745,952
1,497,490	GSR Mortgage Loan Trust, Series 2006-9F-2A1	6.00%		10/25/2036	1,406,658
15,816,579	GSR Mortgage Loan Trust, Series 2006-9F-4A1	6.50%		10/25/2036	12,778,072
979,522	GSR Mortgage Loan Trust, Series 2007-1F-2A2	5.50%		01/25/2037	1,200,622
1,619,485	GSR Mortgage Loan Trust, Series 2007-4F-1A1	5.00%		07/25/2037	1,944,777
21,198,672	GSR Mortgage Loan Trust, Series 2007-4F-3A11	6.00%		07/25/2037	18,841,384
1,037,499	HarborView Mortgage Loan Trust, Series 2005-14-3A1A	4.67%	#	12/19/2035	1,032,167
23,051,371	HarborView Mortgage Loan Trust, Series 2005-8-1A1A (1 Month LIBOR USD + 0.62%, 0.31% Floor, 11.00% Cap)	2.68%		09/19/2035	16,543,298
55,730,473	HarborView Mortgage Loan Trust, Series 2005-8-2A1A (12 Month US Treasury Average + 1.55%, 1.55% Floor)	4.00%		09/19/2035	43,023,368
6,303,694	HarborView Mortgage Loan Trust, Series 2006-10-2A1A (1 Month LIBOR USD + 0.18%, 0.18% Floor)	2.24%		11/19/2036	6,363,194
11,844,663	HarborView Mortgage Loan Trust, Series 2006-11-A1A (1 Month LIBOR USD + 0.17%, 0.17% Floor)	2.23%		12/19/2036	11,064,884
56,973,552	HarborView Mortgage Loan Trust, Series 2006-14-1A1A (1 Month LIBOR USD + 0.18%, 0.18% Floor)	2.24%		01/25/2047	54,887,938
88,710,644	HarborView Mortgage Loan Trust, Series 2006-8-1A1 (1 Month LIBOR USD + 0.20%)	2.25%		07/21/2036	67,426,157
17,568,326	HarborView Mortgage Loan Trust, Series 2006-BU1-1A1A (1 Month LIBOR USD + 0.21%, 0.21% Floor, 10.50% Cap)	2.27%		02/19/2046	16,542,046
53,957,074	HarborView Mortgage Loan Trust, Series 2007-3-1A1A (1 Month LIBOR USD + 0.20%)	2.26%		05/19/2047	53,514,302
15,955,195	HarborView Mortgage Loan Trust, Series 2007-4-1A1 (1 Month LIBOR USD + 0.22%, 10.00% Cap)	2.28%		07/19/2047	15,707,397
24,539,526	HarborView Mortgage Loan Trust, Series 2007-7-1A1 (1 Month LIBOR USD + 1.00%, 10.50% Cap)	3.02%		10/25/2037	23,613,093
24,000,000	HMIR, Series 2019-1-M1 (1 Month LIBOR USD + 1.65%)	3.67%	^	05/25/2029	24,058,032
1,003,475	Home Equity Asset Trust, Series 2003-3-M1 (1 Month LIBOR USD + 1.29%, 0.86% Floor)	3.31%		08/25/2033	1,007,154
1,058,131	Home Equity Asset Trust, Series 2004-7-M2 (1 Month LIBOR USD + 0.99%, 0.66% Floor)	3.01%		01/25/2035	1,059,368
12,182,000	Home Equity Loan Trust, Series 2006-B-2A4 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	2.30%		06/25/2036	11,414,585
625,802	Home Equity Loan Trust, Series 2007-FRE1-2AV2 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	2.18%		04/25/2037	626,888
9,971,587	Home Equity Mortgage Loan Asset Backed Trust, Series 2006-D-2A4 (1 Month LIBOR USD + 0.24%, 0.24% Floor)	2.26%		11/25/2036	8,331,349
3,995,000	Home Partners of America Trust, Series 2019-2-C	3.02%	^	10/19/2039	4,028,063
4,250,000	Home Partners of America Trust, Series 2019-2-D	3.12%	^	10/19/2039	4,285,390
8,000,000	Home Partners of America Trust, Series 2019-2-E	3.32%	^	10/19/2039	8,066,920
943,187	HomeBanc Mortgage Trust, Series 2005-1-M2 (1 Month LIBOR USD + 0.49%, 0.49% Floor, 11.50% Cap)	2.51%		03/25/2035	795,379
7,819,931	HomeBanc Mortgage Trust, Series 2005-3-A1 (1 Month LIBOR USD + 0.24%, 0.24% Floor, 11.50% Cap)	2.26%		07/25/2035	7,835,519
25,104,332	HSI Asset Loan Obligation Trust, Series 2007-2-3A6	6.00%		09/25/2037	16,113,527
1,735,496	HSI Asset Loan Obligation Trust, Series 2007-AR1-3A1	4.63%	#	01/25/2037	1,640,020
16,954,711	HSI Asset Loan Obligation Trust, Series 2007-WF1-A3	4.88%	ß	12/25/2036	9,559,136
12,995,112	Impac Secured Assets Trust, Series 2007-1-A2 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 11.50% Cap)	2.18%		03/25/2037	12,331,392
555,865	Impac Trust, Series 2002-9F-A1	5.22%		12/25/2032	567,370
5,277,506	IndyMac IMSC Mortgage Loan Trust, Series 2007-HOA1-A11 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	2.20%		07/25/2047	4,531,869
1,593,367	IndyMac Mortgage Loan Trust, Series 2006-AR2-1A1	3.98%	#	09/25/2036	1,444,833
2,695,580	IndyMac Mortgage Loan Trust, Series 2006-AR2-4A1	4.13%	#	09/25/2036	2,619,525
15,897,162	IndyMac Mortgage Loan Trust, Series 2006-AR3-1A1	4.31%	#	12/25/2036	15,273,825
5,283,506	IndyMac Mortgage Loan Trust, Series 2006-AR7-3A1	4.03%	#	05/25/2036	4,707,042
4,164,289	IndyMac Mortgage Loan Trust, Series 2007-A1-A1	6.00%		08/25/2037	2,943,464
3,048,585	IndyMac Mortgage Loan Trust, Series 2007-A1-A7	6.00%		08/25/2037	2,154,846
13,702,436	IndyMac Mortgage Loan Trust, Series 2007-A2-1A1	6.00%		10/25/2037	12,807,318
14,501,324	IndyMac Mortgage Loan Trust, Series 2007-A2-2A3	6.50%		10/25/2037	12,909,721
19,973,107	IndyMac Mortgage Loan Trust, Series 2007-A2-3A1	7.00%		10/25/2037	10,897,219
20,227,739	IndyMac Mortgage Loan Trust, Series 2007-A3-A1	6.25%		11/25/2037	14,644,823
7,259,926	IndyMac Mortgage Loan Trust, Series 2007-AR13-2A1	3.97%	#	07/25/2037	6,067,774
5,714,420	IndyMac Mortgage Loan Trust, Series 2007-AR1-3A1	3.48%	#	03/25/2037	5,516,986
3,789,505	IndyMac Mortgage Loan Trust, Series 2007-AR3-3A1	3.53%	#	07/25/2037	3,546,328
32,082,420	IndyMac Mortgage Loan Trust, Series 2007-F1-2A1	6.50%		06/25/2037	16,158,513
430,057	IndyMac Mortgage Loan Trust, Series 2007-F2-1A2	6.00%		07/25/2037	422,209
25,632,699	IndyMac Mortgage Loan Trust, Series 2007-F2-2A1	6.50%		07/25/2037	15,132,162
9,857,327	JP Morgan Alternative Loan Trust, Series 2005-S1-2A11	6.00%		12/25/2035	9,345,065
3,160,049	JP Morgan Alternative Loan Trust, Series 2005-S1-2A9	6.00%		12/25/2035	2,995,828
3,202,692	JP Morgan Alternative Loan Trust, Series 2006-S1-1A8	5.75%		03/25/2036	2,702,539
13,235,355	JP Morgan Alternative Loan Trust, Series 2006-S2-A4	6.19%		05/25/2036	12,632,503
22,901,371	JP Morgan Alternative Loan Trust, Series 2006-S4-A4	5.96%	ß	12/25/2036	22,720,244
9,395,415	JP Morgan Mortgage Acquisition Trust, Series 2006-CH2-AF3	5.46%	ß	09/25/2029	7,563,023
16,699,821	JP Morgan Mortgage Acquisition Trust, Series 2006-HE3-A1 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	2.16%		11/25/2036	15,601,603
28,704,378	JP Morgan Mortgage Acquisition Trust, Series 2006-RM1-A3 (1 Month LIBOR USD + 0.12%, 0.12% Floor)	2.14%		08/25/2036	16,509,317
26,529,866	JP Morgan Mortgage Acquisition Trust, Series 2006-RM1-A4 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	2.20%		08/25/2036	15,512,861
3,782,372	JP Morgan Mortgage Acquisition Trust, Series 2006-WF1-A5	6.41%	ß	07/25/2036	1,900,266
23,000,000	JP Morgan Mortgage Acquisition Trust, Series 2007-CH1-AF5	4.89%	ß	11/25/2036	24,814,401
9,690,000	JP Morgan Mortgage Acquisition Trust, Series 2007-CH3-M2 (1 Month LIBOR USD + 0.32%, 0.32% Floor)	2.34%		03/25/2037	8,335,652
1,019,735	JP Morgan Mortgage Trust, Series 2005-A6-5A1	4.19%	#	08/25/2035	1,020,702

6,850,583	JP Morgan Mortgage Trust, Series 2005-S1-1A2	6.50%		01/25/2035	7,717,164
737,675	JP Morgan Mortgage Trust, Series 2005-S2-2A13	5.50%		09/25/2035	721,289
1,331,876	JP Morgan Mortgage Trust, Series 2006-S2-3A3	6.00%		07/25/2036	942,934
4,598,634	JP Morgan Mortgage Trust, Series 2006-S2-3A5	6.25%		07/25/2036	3,497,957
3,148,616	JP Morgan Mortgage Trust, Series 2006-S3-1A2	6.00%		08/25/2036	2,487,986
8,626,881	JP Morgan Mortgage Trust, Series 2006-S3-1A21 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 7.50% Cap)	2.40%		08/25/2036	3,023,267
8,626,881	JP Morgan Mortgage Trust, Series 2006-S3-1A22 (-1 x 1 Month LIBOR USD + 7.12%, 7.12% Cap)	5.10%	I/F I/O	08/25/2036	3,139,964
1,467,164	JP Morgan Mortgage Trust, Series 2006-S3-1A9	6.00%		08/25/2036	1,159,334
8,113,250	JP Morgan Mortgage Trust, Series 2006-S4-A3	6.00%		01/25/2037	6,133,083
3,377,836	JP Morgan Mortgage Trust, Series 2006-S4-A5	6.00%		01/25/2037	2,603,452
7,297,466	JP Morgan Mortgage Trust, Series 2006-S4-A8 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 7.00% Cap)	2.40%		01/25/2037	3,412,491
7,297,466	JP Morgan Mortgage Trust, Series 2006-S4-A9 (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	4.60%	I/F I/O	01/25/2037	2,398,834
1,512,846	JP Morgan Mortgage Trust, Series 2007-A2-2A1	4.41%	#	04/25/2037	1,427,414
8,809,775	JP Morgan Mortgage Trust, Series 2007-S1-2A6	6.00%		03/25/2037	6,614,100
2,902,400	JP Morgan Mortgage Trust, Series 2007-S3-1A1	5.50%		08/25/2037	2,237,798
5,944,068	JP Morgan Mortgage Trust, Series 2007-S3-1A35	6.00%		08/25/2037	4,701,285
2,058,333	JP Morgan Mortgage Trust, Series 2007-S3-1A64	7.50%		08/25/2037	1,416,312
1,001,728	JP Morgan Mortgage Trust, Series 2007-S3-1A9	6.00%		08/25/2037	792,213
5,480,718	JP Morgan Mortgage Trust, Series 2007-S3-1A96	6.00%		08/25/2037	4,333,950
6,246,451	JP Morgan Mortgage Trust, Series 2007-S3-1A97	6.00%		08/25/2037	4,939,679
419,017	JP Morgan Mortgage Trust, Series 2007-S3-2A2	5.50%		08/25/2022	404,965
34,318,390	JP Morgan Mortgage Trust, Series 2018-7FRB-A2 (1 Month LIBOR USD + 0.75%)	2.90%	^	04/25/2046	34,292,336
7,920,313	JP Morgan Resecuritization Trust, Series 2009-4-3A2	6.00%	^	02/26/2037	6,505,893
16,685,811	JP Morgan Resecuritization Trust, Series 2009-7-7A1	7.00%	# ^ Þ	09/27/2037	11,172,332
14,592,951	JP Morgan Resecuritization Trust, Series 2010-1-1A4	6.00%	^	02/26/2037	12,625,115
6,316,242	JP Morgan Resecuritization Trust, Series 2010-1-2A11	7.15%	^	01/26/2037	5,013,065
53,890,525	Legacy Mortgage Asset Trust, Series 2018-GS3-A1	4.00%	^ §	06/25/2058	54,633,433
21,165,623	Legacy Mortgage Asset Trust, Series 2018-SL1-A	4.00%	# ^	02/25/2058	21,376,058
50,908,604	Legacy Mortgage Asset Trust, Series 2019-GS1-A1	4.00%	^ §	01/25/2059	51,658,981
46,365,325	Legacy Mortgage Asset Trust, Series 2019-GS2-A1	3.75%	^ §	01/25/2059	48,345,124
7,036,959	Legacy Mortgage Asset Trust, Series 2019-GS5-A1	3.20%	^ §	05/25/2059	7,079,183
208,287,204	Legacy Mortgage Asset Trust, Series 2019-RPL3-PT1	0.00%	^	06/25/2058	212,844,112
66,550,548	Legacy Mortgage Asset Trust, Series 2019-SL1-A	4.00%	# ^	12/28/2054	66,788,146
140,962,828	Legacy Mortgage Asset Trust, Series 2019-SL3-A	3.47%	^ §	11/25/2061	139,603,538
2,665,377	Lehman Mortgage Trust, Series 2005-2-3A5	5.50%		12/25/2035	2,275,604
2,224,993	Lehman Mortgage Trust, Series 2005-2-5A5	5.75%		12/25/2035	2,186,975
3,404,464	Lehman Mortgage Trust, Series 2005-3-2A1	6.00%		01/25/2036	3,564,733
289,903	Lehman Mortgage Trust, Series 2005-3-2A3	5.50%		01/25/2036	295,340
1,557,050	Lehman Mortgage Trust, Series 2005-3-2A7	6.00%		01/25/2036	1,629,418
1,515,690	Lehman Mortgage Trust, Series 2006-1-1A1 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.50% Cap)	2.77%		02/25/2036	1,041,902
4,547,070	Lehman Mortgage Trust, Series 2006-1-1A2 (-1 x 1 Month LIBOR USD + 4.75%, 4.75% Cap)	2.73%	I/F I/O	02/25/2036	851,747
4,911,739	Lehman Mortgage Trust, Series 2006-1-3A1 (1 Month LIBOR USD + 0.75%, 0.75% Floor, 5.50% Cap)	2.77%		02/25/2036	4,180,077
4,911,739	Lehman Mortgage Trust, Series 2006-1-3A2 (-1 x 1 Month LIBOR USD + 4.75%, 4.75% Cap)	2.73%	I/F I/O	02/25/2036	502,922
3,164,592	Lehman Mortgage Trust, Series 2006-1-3A4	5.50%		02/25/2036	3,074,151
3,257,477	Lehman Mortgage Trust, Series 2006-4-1A3 (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	3.38%	I/F I/O	08/25/2036	546,702
2,070,382	Lehman Mortgage Trust, Series 2006-4-1A4	6.00%		08/25/2036	2,005,084
6,249,645	Lehman Mortgage Trust, Series 2006-5-2A1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.50% Cap)	2.37%		09/25/2036	1,476,386
13,017,942	Lehman Mortgage Trust, Series 2006-5-2A2 (-1 x 1 Month LIBOR USD + 7.15%, 7.15% Cap)	5.13%	I/F I/O	09/25/2036	3,830,499
9,504,395	Lehman Mortgage Trust, Series 2006-6-3A9	5.50%		10/25/2036	8,339,796
2,448,780	Lehman Mortgage Trust, Series 2006-6-4A5	6.00%		12/25/2036	2,332,114
3,498,845	Lehman Mortgage Trust, Series 2006-7-2A2 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	2.47%		11/25/2036	1,284,890
12,258,598	Lehman Mortgage Trust, Series 2006-7-2A5 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.53%	I/F I/O	11/25/2036	3,960,677
2,619,851	Lehman Mortgage Trust, Series 2006-9-1A19 (-5 x 1 Month LIBOR USD + 30.68%, 30.68% Cap)	21.40%	I/F	01/25/2037	4,310,550
2,872,298	Lehman Mortgage Trust, Series 2006-9-1A5 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 5.75% Cap)	2.62%		01/25/2037	2,063,222
8,564,574	Lehman Mortgage Trust, Series 2006-9-1A6 (-1 x 1 Month LIBOR USD + 5.15%, 5.15% Cap)	3.13%	I/F I/O	01/25/2037	1,343,838
4,236,443	Lehman Mortgage Trust, Series 2006-9-2A1 (1 Month LIBOR USD + 0.38%, 0.38% Floor, 7.00% Cap)	2.40%		01/25/2037	1,337,227
7,819,151	Lehman Mortgage Trust, Series 2006-9-2A2 (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	4.60%	I/F I/O	01/25/2037	2,366,433
7,934,468	Lehman Mortgage Trust, Series 2007-10-2A1	6.50%		01/25/2038	5,201,553
2,382,955	Lehman Mortgage Trust, Series 2007-2-1A1	5.75%		02/25/2037	2,153,643
2,738,291	Lehman Mortgage Trust, Series 2007-4-2A11 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	2.35%		05/25/2037	1,078,552
12,735,881	Lehman Mortgage Trust, Series 2007-4-2A8 (-1 x 1 Month LIBOR USD + 6.67%, 6.67% Cap)	4.65%	I/F I/O	05/25/2037	4,022,520
1,044,570	Lehman Mortgage Trust, Series 2007-4-2A9 (1 Month LIBOR USD + 0.33%, 0.33% Floor, 7.00% Cap)	2.35%		05/25/2037	445,325
10,641,485	Lehman Mortgage Trust, Series 2007-5-11A1	5.10%	#	06/25/2037	8,219,153
1,384,824	Lehman Mortgage Trust, Series 2007-5-3A4	5.00%		12/25/2035	1,271,018
1,229,072	Lehman Mortgage Trust, Series 2007-5-4A3 (-6 x 1 Month LIBOR USD + 40.08%, 40.08% Cap)	27.97%	I/F	08/25/2036	1,821,737
835,993	Lehman Mortgage Trust, Series 2007-5-7A3	7.50%		10/25/2036	634,720
288,338	Lehman Mortgage Trust, Series 2007-6-1A8	6.00%		07/25/2037	271,086
7,441,636	Lehman Mortgage Trust, Series 2007-9-2A2	6.50%		10/25/2037	4,556,141
4,756,258	Lehman Mortgage Trust, Series 2008-2-1A6	6.00%		03/25/2038	3,216,589
187,751	Lehman Trust, Series 2005-10-2A3B	5.29%	ß	01/25/2036	245,506
6,139,582	Lehman Trust, Series 2005-4-2A3A	5.00%	ß	10/25/2035	6,470,271
12,261,706	Lehman Trust, Series 2005-9N-2A1 (12 Month US Treasury Average + 1.06%, 1.06% Floor)	3.51%		02/25/2036	11,703,641
6,371,821	Lehman Trust, Series 2006-17-1A2 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	2.19%		08/25/2046	6,630,368
12,212,486	Lehman Trust, Series 2006-5-1A1A (1 Month LIBOR USD + 0.21%, 0.21% Floor)	2.23%		04/25/2036	11,603,984
322,828	Lehman Trust, Series 2006-5-2A4A	5.89%		04/25/2036	315,579
13,376,983	Lehman Trust, Series 2006-GP3-1A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	2.22%		06/25/2046	13,443,050
12,362,614	Lehman Trust, Series 2007-1-2A1	7.00%	#	02/25/2037	11,675,579
19,836,021	Lehman Trust, Series 2007-12N-1A3A (1 Month LIBOR USD + 0.20%, 0.20% Floor)	2.22%		07/25/2047	19,387,124
8,609,657	Lehman XS Trust, Series 2005-2-2A3B	5.44%		08/25/2035	8,612,933
86,200,000	LHOME Mortgage Trust, Series 2019-RTL2-A1	3.84%	^	03/25/2024	86,353,608
35,111,565	Long Beach Mortgage Loan Trust, Series 2006-3-2A3 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	2.20%		05/25/2046	15,757,463
5,718,488	Long Beach Mortgage Loan Trust, Series 2006-3-2A4 (1 Month LIBOR USD + 0.27%, 0.27% Floor)	2.29%		05/25/2046	2,647,706
38,877,639	Long Beach Mortgage Loan Trust, Series 2006-6-1A (1 Month LIBOR USD + 0.15%, 0.15% Floor)	2.16%		07/25/2036	30,117,963
5,931,213	Luminent Mortgage Trust, Series 2005-1-A1 (1 Month LIBOR USD + 0.26%, 0.26% Floor, 11.50% Cap)	2.28%		11/25/2035	5,889,621
3,674,325	MASTR Adjustable Rate Mortgages Trust, Series 2005-2-2A1	3.66%	#	03/25/2035	2,953,411
1,491,002	MASTR Adjustable Rate Mortgages Trust, Series 2005-6-5A1	3.47%	#	07/25/2035	1,424,300
10,657,611	MASTR Adjustable Rate Mortgages Trust, Series 2007-1-2A1	4.21%	#	11/25/2036	11,816,726
1,603,678	MASTR Alternative Loans Trust, Series 2005-2-3A1	6.00%		03/25/2035	1,560,287
282,682	MASTR Alternative Loans Trust, Series 2005-5-2A3	5.50%		07/25/2025	286,576
9,499,434	MASTR Alternative Loans Trust, Series 2005-5-3A1	5.75%		08/25/2035	7,821,024
2,985,860	MASTR Alternative Loans Trust, Series 2005-6-1A5	5.50%		12/25/2035	2,873,979
1,901,464	MASTR Alternative Loans Trust, Series 2006-3-1A2	6.25%		07/25/2036	1,622,839
3,143,680	MASTR Alternative Loans Trust, Series 2007-1-1A5	5.75%		10/25/2036	3,061,132
5,017,711	MASTR Alternative Loans Trust, Series 2007-1-2A7	6.00%		10/25/2036	3,126,839
4,317,075	MASTR Asset Backed Securities Trust, Series 2003-OPT1-M3 (1 Month LIBOR USD + 4.13%, 2.75% Floor)	6.14%		12/25/2032	4,443,502
10,975,594	MASTR Asset Backed Securities Trust, Series 2006-AM2-A3 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	2.19%		06/25/2036	9,898,268
23,818,153	MASTR Asset Backed Securities Trust, Series 2007-HE1-A3 (1 Month LIBOR USD + 0.21%, 0.21% Floor)	2.23%		05/25/2037	23,092,816
3,562,622	MASTR Asset Securitization Trust, Series 2006-1-1A4	5.75%		05/25/2036	3,311,587
2,542,027	MASTR Asset Securitization Trust, Series 2006-2-1A11 (1 Month LIBOR USD + 6.00%, 6.00% Floor)	6.00%		06/25/2036	2,394,565
3,259,904	MASTR Asset Securitization Trust, Series 2007-1-1A3	6.25%		11/25/2037	2,408,590
23,815,026	MASTR Resecuritization Trust, Series 2008-1-A1	6.00%	# ^	09/27/2037	23,193,795
13,668,158	MASTR Resecuritization Trust, Series 2008-4-A1	6.00%	# ^	06/27/2036	12,652,048
2,297,868	MASTR Seasoned Securitization Trust, Series 2005-2-1A4	6.00%	r	10/25/2032	2,421,009
932,608	MASTR Seasoned Securitization Trust, Series 2005-2-2A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.50% Cap)	2.42%		10/25/2032	866,061
17,615,068	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A4 (1 Month LIBOR USD + 0.32%, 0.32% Floor, 7.00% Cap)	2.34%		03/25/2037	7,764,222
17,615,068	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A5 (-1 x 1 Month LIBOR USD + 6.68%, 6.68% Cap)	4.66%	I/F I/O	03/25/2037	5,457,726
2,489,304	Merrill Lynch Mortgage Investors Trust, Series 2006-3-1A	4.47%	#	10/25/2036	2,481,237
1,401,233	Merrill Lynch Mortgage Investors Trust, Series 2006-F1-1A2	6.00%		04/25/2036	1,140,492
113,986,082	Merrill Lynch Mortgage Investors Trust, Series 2007-HE2-A1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	2.27%		02/25/2037	70,892,447
28,933,166	MFA LLC, Series 2017-NPL1-A1	3.35%	^ §	11/25/2047	29,110,043
64,394,278	MFA LLC, Series 2018-NPL1-A1	3.88%	^ §	05/25/2048	64,949,691
75,078,447	MFA LLC, Series 2018-NPL2-A1	4.16%	^ §	07/25/2048	75,825,312
33,172,421	Morgan Stanley Home Equity Loan Trust, Series 2007-1-A4 (1 Month LIBOR USD + 0.22%, 0.22% Floor)	2.37%		12/25/2036	19,556,257

1,185,566	Morgan Stanley Mortgage Loan Trust, Series 2005-10-1A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.75% Cap)	2.72%		12/25/2035	877,754
2,970,389	Morgan Stanley Mortgage Loan Trust, Series 2005-10-1A6	5.75%		12/25/2035	2,790,042
4,171,821	Morgan Stanley Mortgage Loan Trust, Series 2005-10-2A1	5.42%	#	12/25/2035	4,191,663
35,738	Morgan Stanley Mortgage Loan Trust, Series 2005-6AR-1A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	2.30%		11/25/2035	35,816
5,433,887	Morgan Stanley Mortgage Loan Trust, Series 2006-11-1A6	6.23%	ß	08/25/2036	2,033,292
9,724,037	Morgan Stanley Mortgage Loan Trust, Series 2006-11-2A1	6.00%		08/25/2036	7,766,415
6,568,197	Morgan Stanley Mortgage Loan Trust, Series 2006-17XS-A3A	5.65%	ß	10/25/2046	3,139,588
2,155,326	Morgan Stanley Mortgage Loan Trust, Series 2006-17XS-A6	5.58%	ß	10/25/2046	891,887
4,297,596	Morgan Stanley Mortgage Loan Trust, Series 2006-2-2A3	5.75%		02/25/2036	4,461,941
24,925,264	Morgan Stanley Mortgage Loan Trust, Series 2006-7-3A	5.04%	#	06/25/2036	21,561,966
2,500,657	Morgan Stanley Mortgage Loan Trust, Series 2006-7-4A4	6.00%		06/25/2036	2,149,463
2,531,483	Morgan Stanley Mortgage Loan Trust, Series 2006-7-4A7	6.00%		06/25/2036	2,175,958
3,476,267	Morgan Stanley Mortgage Loan Trust, Series 2007-13-6A1	6.00%		10/25/2037	2,876,373
8,313,530	Morgan Stanley Mortgage Loan Trust, Series 2007-14AR-2A3	4.17%	#	10/25/2037	7,399,386
3,566,854	Morgan Stanley Mortgage Loan Trust, Series 2007-1XS-2A3	5.92%	ß	09/25/2046	1,577,358
2,499,393	Morgan Stanley Mortgage Loan Trust, Series 2007-1XS-2A4A	6.08%	ß	09/25/2046	1,270,569
858,588	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-1A2A	5.62%	ß	01/25/2047	805,365
6,809,073	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-2A3S	5.86%	ß	01/25/2047	3,982,521
3,982,665	Morgan Stanley Mortgage Loan Trust, Series 2007-3XS-2A4S	5.96%	ß	01/25/2047	2,329,061
21,409,131	Morgan Stanley Re-Remic Trust, Series 2010-R9-3C	6.00%	# ^	11/26/2036	22,419,361
3,138,448	Morgan Stanley Re-Remic Trust, Series 2011-R1-1A	5.94%	# ^ Þ	02/26/2037	3,387,157
13,086,733	New Century Alternative Mortgage Loan Trust, Series 2006-ALT1-AF3	6.17%	#	07/25/2036	6,517,675
15,761,590	New Century Alternative Mortgage Loan Trust, Series 2006-ALT2-AF5	5.05%		10/25/2036	7,223,935
12,500,000	New Century Home Equity Loan Trust, Series 2006-1-A2C (1 Month LIBOR USD + 0.28%, 0.28% Floor, 12.50% Cap)	2.30%		05/25/2036	10,813,954
9,710,942	New Residential Mortgage Loan Trust, Series 2014-2A-A3	3.75%	# ^	05/25/2054	9,906,847
31,297,811	New Residential Mortgage Loan Trust, Series 2015-2A-A1	3.75%	# ^	08/25/2055	32,590,649
68,303,634	New Residential Mortgage Loan Trust, Series 2018-FNT1-A	3.61%	^	05/25/2023	69,249,073
30,585,420	New Residential Mortgage Loan Trust, Series 2018-FNT2-A	3.79%	^	07/25/2054	31,119,194
28,366,906	New Residential Mortgage Loan Trust, Series 2019-NQM1-A1	3.67%	# ^	01/25/2049	28,891,087
22,300,000	New Residential Mortgage Loan Trust, Series 2019-RPL1-A1	4.33%	^ §	02/26/2024	22,507,647
496,926	New York Mortgage Trust, Series 2005-2-A (1 Month LIBOR USD + 0.66%, 0.33% Floor, 10.50% Cap)	2.68%		08/25/2035	485,761
170,495	Nomura Asset Acceptance Corporation, Series 2005-AP1-2A5	4.86%		02/25/2035	175,358
15,037,158	Nomura Asset Acceptance Corporation, Series 2006-AF1-1A2	6.16%	#	05/25/2036	5,800,316
3,055,819	Nomura Asset Acceptance Corporation, Series 2006-AF1-1A3	6.41%	#	05/25/2036	1,178,111
17,381,611	Nomura Asset Acceptance Corporation, Series 2006-AP1-A2	5.52%	#	01/25/2036	8,805,837
2,937,858	Nomura Asset Acceptance Corporation, Series 2006-AP1-A3	5.65%	#	01/25/2036	1,489,157
1,471,237	Nomura Asset Acceptance Corporation, Series 2006-WF1-A2	5.76%	#	06/25/2036	702,804
17,069,079	Nomura Home Equity Loan, Inc., Series 2006-AF1-A2	5.80%	ß	10/25/2036	6,666,791
3,039,914	Nomura Home Equity Loan, Inc., Series 2007-1-1A1	6.06%	ß	02/25/2037	1,389,215
15,151,632	Nomura Home Equity Loan, Inc., Series 2007-1-1A3	5.99%	ß	02/25/2037	6,924,979
22,967,983	NRPL Trust, Series 2018-2A-A1	4.25%	# ^	07/25/2067	23,111,119
43,200,711	NRZ Excess Spread-Collateralized Notes, Series 2018-PLS2-A	3.27%	^	02/25/2023	43,516,504
6,026,107	Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2-A1	3.00%	^ §	07/25/2057	6,036,720
46,580,858	OBX Trust, Series 2018-1-A2 (1 Month LIBOR USD + 0.65%)	2.67%	^	06/25/2057	46,502,457
879,412	Option One Mortgage Loan Trust, Series 2004-3-M3 (1 Month LIBOR USD + 0.98%, 0.65% Floor)	2.99%		11/25/2034	889,490
7,806,041	Option One Mortgage Loan Trust, Series 2007-1-2A3 (1 Month LIBOR USD + 0.14%, 0.14% Floor)	2.16%		01/25/2037	5,318,984
86,147,921	Option One Mortgage Loan Trust, Series 2007-6-1A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	2.21%		07/25/2037	78,879,810
13,000,000	Park Place Securities, Inc., Series 2005-WHQ4-M2 (1 Month LIBOR USD + 0.49%, 0.49% Floor)	2.51%		09/25/2035	13,002,933
6,033,803	PHH Alternative Mortgage Trust, Series 2007-1-1A1 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 10.10% Cap)	2.18%		02/25/2037	5,043,060
16,648,507	PHH Alternative Mortgage Trust, Series 2007-2-2A1	6.00%		05/25/2037	16,375,004
7,768,464	PHH Alternative Mortgage Trust, Series 2007-2-2A2	6.00%		05/25/2037	7,640,843
599,324	PHH Alternative Mortgage Trust, Series 2007-2-3A1	6.00%		05/25/2037	556,579
132,296,284	PMT Credit Risk Transfer Trust 2019-2R, Series 2019-2R-A (1 Month LIBOR USD + 2.75%, 2.75% Floor)	4.89%	^	05/27/2023	133,080,060
200,164,855	PR Mortgage Loan Trust, Series 2014-1-APT	5.91%	# ^	10/25/2049	195,876,063
19,343,037	Preston Ridge Partners Mortgage Trust, Series 2017-2A-A1	3.47%	^ §	09/25/2022	19,421,860
45,514,279	Pretium Mortgage Credit Partners LLC, Series 2018-NPL4-A1	4.83%	^ §	09/25/2058	45,876,782
31,410,101	Pretium Mortgage Credit Partners LLC, Series 2019-1A-A1	4.50%	^ §	01/25/2024	31,710,589
77,092,725	Pretium Mortgage Credit Partners LLC, Series 2019-CFL1-A1	3.72%	^ §	01/25/2059	77,119,892
22,653,394	Pretium Mortgage Credit Partners LLC, Series 2019-NPL1-A1	4.21%	^ §	07/25/2060	22,869,594
148,557,054	Pretium Mortgage Credit Partners LLC, Series 2019-NPL2-A1	3.84%	^ §	12/25/2058	149,363,733
83,700,000	Pretium Mortgage Credit Partners LLC, Series 2019-NPL3-A1	3.10%	^ §	07/27/2059	83,965,597
9,290,071	Prime Mortgage Trust, Series 2006-DR1-2A1	5.50%	^	05/25/2035	8,173,662
4,446,216	Prime Mortgage Trust, Series 2006-DR1-2A2	6.00%	^	05/25/2035	3,854,039
34,766,129	PRPM LLC, Series 2017-3A-A1	3.47%	# ^	11/25/2022	34,861,903
39,702,681	PRPM LLC, Series 2018-2A-A1	4.00%	# ^	08/25/2023	40,004,834
96,049,470	PRPM LLC, Series 2018-3A-A1	4.48%	# ^	10/25/2023	97,352,938
143,481,532	PRPM LLC, Series 2019-2A-A1	3.97%	^ §	04/25/2024	145,115,156
64,950,087	PRPM LLC, Series 2019-3A-A1	3.35%	^ §	07/25/2024	65,230,308
41,855,824	RALI Trust, Series 2007-QA5-1A1	5.68%	#	09/25/2037	36,286,865
44,157,708	RALI Trust, Series 2007-QS10-A1	6.50%		09/25/2037	43,450,703
22,481,826	RAMP Series Trust, Series 2006-RS3-A4 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 14.00% Cap)	2.32%		05/25/2036	21,527,344
24,118,537	RBSGC Structured Trust, Series 2008-B-A1	6.00%	^	06/25/2037	24,504,526
4,701,727	RBSSP Resecuritization Trust, Series 2010-4-7A2	6.00%	^	07/26/2037	3,904,845
19,425,376	RCO Trust, Series 2016-SFR1-A	3.75%	# ^	11/25/2051	19,880,863
5,938,864	RCO Trust, Series 2016-SFR1-M1	4.50%	# ^	11/25/2051	6,079,123
81,482,000	Redwood Funding Trust, Series 2019-1-PT	4.21%	^ §	09/27/2024	82,119,597
1,157,796	Renaissance Home Equity Loan Trust, Series 2006-1-AF6	5.75%	ß	05/25/2036	777,259
10,340,045	Renaissance Home Equity Loan Trust, Series 2006-4-AF4	5.47%	ß	01/25/2037	5,588,895
20,361,654	Renaissance Home Equity Loan Trust, Series 2006-4-AF5	5.69%	ß	01/25/2037	11,429,310
8,209,000	Renaissance Home Equity Loan Trust, Series 2007-1-AF1	5.74%	ß	04/25/2037	3,780,035
5,791,363	Renaissance Home Equity Loan Trust, Series 2007-1-AF1Z	5.35%	ß	04/25/2037	2,502,543
3,493,780	Renaissance Home Equity Loan Trust, Series 2007-1-AF2	5.51%	ß	04/25/2037	1,544,056
5,082,284	Renaissance Home Equity Loan Trust, Series 2007-1-AF3	5.61%	ß	04/25/2037	2,286,994
8,249,074	Renaissance Home Equity Loan Trust, Series 2007-1-AF5	5.91%	ß	04/25/2037	3,909,800
17,696,892	Renaissance Home Equity Loan Trust, Series 2007-2-AF2	5.68%	ß	06/25/2037	7,646,763
9,571,061	Renaissance Home Equity Loan Trust, Series 2007-2-AF5	6.20%	ß	06/25/2037	4,564,339
25,603,142	Residential Accredit Loans, Inc., Series 2005-QA11-4A1	4.71%	#	10/25/2035	21,656,861
14,729,851	Residential Accredit Loans, Inc., Series 2005-QA13-2A1	4.78%	#	12/25/2035	13,634,483
11,110,019	Residential Accredit Loans, Inc., Series 2005-QA3-CB1	4.35%	#	03/25/2035	6,633,403
422,912	Residential Accredit Loans, Inc., Series 2005-QS12-A11 (-11 x 1 Month LIBOR USD + 51.15%, 51.15% Cap)	28.95%	I/F	08/25/2035	881,308
1,551,631	Residential Accredit Loans, Inc., Series 2005-QS13-1A6	5.50%		09/25/2035	1,469,442
3,224,781	Residential Accredit Loans, Inc., Series 2005-QS13-2A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.75% Cap)	2.72%		09/25/2035	2,718,827
13,221,600	Residential Accredit Loans, Inc., Series 2005-QS13-2A2 (-1 x 1 Month LIBOR USD + 5.05%, 5.05% Cap)	3.03%	I/F I/O	09/25/2035	1,554,493
7,008,073	Residential Accredit Loans, Inc., Series 2005-QS14-2A1	6.00%		09/25/2035	4,518,173
2,587,651	Residential Accredit Loans, Inc., Series 2005-QS15-2A	6.00%		10/25/2035	2,346,986
3,095,802	Residential Accredit Loans, Inc., Series 2005-QS15-3A	6.00%		10/25/2035	3,042,812
3,202,096	Residential Accredit Loans, Inc., Series 2005-QS16-A1 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.50% Cap)	2.72%		11/25/2035	2,607,513
3,201,542	Residential Accredit Loans, Inc., Series 2005-QS16-A2 (-1 x 1 Month LIBOR USD + 4.80%, 4.80% Cap)	2.78%	I/F I/O	11/25/2035	360,025
1,614,314	Residential Accredit Loans, Inc., Series 2005-QS17-A1	6.00%		12/25/2035	1,593,172
1,118,637	Residential Accredit Loans, Inc., Series 2005-QS17-A10	6.00%		12/25/2035	1,103,986
4,678,624	Residential Accredit Loans, Inc., Series 2005-QS17-A11	6.00%		12/25/2035	4,617,348
3,325,419	Residential Accredit Loans, Inc., Series 2005-QS17-A2 (1 Month LIBOR USD + 0.85%, 0.85% Floor, 6.00% Cap)	2.87%		12/25/2035	2,663,984
3,325,419	Residential Accredit Loans, Inc., Series 2005-QS17-A4 (-1 x 1 Month LIBOR USD + 5.15%, 5.15% Cap)	3.13%	I/F I/O	12/25/2035	419,936
2,675,735	Residential Accredit Loans, Inc., Series 2005-QS17-A6	6.00%		12/25/2035	2,640,691
1,317,159	Residential Accredit Loans, Inc., Series 2005-QS5-A3	5.70%		04/25/2035	1,346,477
1,267,412	Residential Accredit Loans, Inc., Series 2006-QS10-A4	5.75%		08/25/2036	1,170,111
8,653,649	Residential Accredit Loans, Inc., Series 2006-QS11-1A1	6.50%		08/25/2036	8,131,268
1,670,586	Residential Accredit Loans, Inc., Series 2006-QS12-1A1	6.50%		09/25/2036	1,219,504
3,574,440	Residential Accredit Loans, Inc., Series 2006-QS12-2A18	5.75%		09/25/2036	3,456,375
5,398,775	Residential Accredit Loans, Inc., Series 2006-QS14-A18	6.25%		11/25/2036	4,926,717
2,520,642	Residential Accredit Loans, Inc., Series 2006-QS15-A1	6.50%		10/25/2036	2,424,025
1,146,391	Residential Accredit Loans, Inc., Series 2006-QS16-A10	6.00%		11/25/2036	1,058,317
4,076,384	Residential Accredit Loans, Inc., Series 2006-QS16-A11	6.00%		11/25/2036	3,763,206

1,189,942	Residential Accredit Loans, Inc., Series 2006-QS16-A7	6.00%		11/25/2036	1,098,522
1,285,873	Residential Accredit Loans, Inc., Series 2006-QS16-A8	6.00%		11/25/2036	1,187,082
508,844	Residential Accredit Loans, Inc., Series 2006-QS16-A9	6.00%		11/25/2036	469,751
2,321,234	Residential Accredit Loans, Inc., Series 2006-QS17-A4	6.00%		12/25/2036	2,188,192
12,895,775	Residential Accredit Loans, Inc., Series 2006-QS17-A5	6.00%		12/25/2036	12,156,647
1,393,009	Residential Accredit Loans, Inc., Series 2006-QS1-A6 (-8 x 1 Month LIBOR USD + 42.86%, 42.86% Cap)	27.38%	I/F	01/25/2036	2,715,751
8,656,924	Residential Accredit Loans, Inc., Series 2006-QS3-1A11	6.00%		03/25/2036	8,406,298
2,070,260	Residential Accredit Loans, Inc., Series 2006-QS4-A8 (-7.90 x 1 Month LIBOR USD + 51.43%, 0.10% Floor, 8.00% Cap)	8.00%	I/F	04/25/2036	2,067,246
5,511,027	Residential Accredit Loans, Inc., Series 2006-QS5-A3	6.00%		05/25/2036	5,305,465
16,424,934	Residential Accredit Loans, Inc., Series 2006-QS5-A4	6.00%		05/25/2036	15,812,283
2,234,265	Residential Accredit Loans, Inc., Series 2006-QS6-1A16	6.00%		06/25/2036	2,102,073
3,674,900	Residential Accredit Loans, Inc., Series 2006-QS6-1A2	6.00%		06/25/2036	3,457,473
7,465,962	Residential Accredit Loans, Inc., Series 2006-QS8-A1	6.00%		08/25/2036	7,146,872
12,947,069	Residential Accredit Loans, Inc., Series 2006-QS8-A5 (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	3.53%	I/F I/O	08/25/2036	1,839,306
4,800,364	Residential Accredit Loans, Inc., Series 2006-QS9-1A6 (-1 x 1 Month LIBOR USD + 5.30%, 5.30% Cap)	3.28%	I/F I/O	07/25/2036	752,446
29,946,527	Residential Accredit Loans, Inc., Series 2007-QH5-AII (1 Month LIBOR USD + 0.23%, 0.23% Floor)	2.25%		06/25/2037	16,536,257
4,460,953	Residential Accredit Loans, Inc., Series 2007-QS11-A1	7.00%		10/25/2037	3,994,606
14,961,740	Residential Accredit Loans, Inc., Series 2007-QS1-1A2 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	3.43%	I/F I/O	01/25/2037	1,917,842
1,506,058	Residential Accredit Loans, Inc., Series 2007-QS1-1A4	6.00%		01/25/2037	1,438,512
3,666,050	Residential Accredit Loans, Inc., Series 2007-QS1-2A10	6.00%		01/25/2037	3,442,196
5,465,816	Residential Accredit Loans, Inc., Series 2007-QS2-A6	6.25%		01/25/2037	5,115,867
25,175,841	Residential Accredit Loans, Inc., Series 2007-QS3-A1	6.50%		02/25/2037	23,955,792
4,014,445	Residential Accredit Loans, Inc., Series 2007-QS3-A4	6.25%		02/25/2037	3,765,992
6,434,953	Residential Accredit Loans, Inc., Series 2007-QS4-3A3	6.00%		03/25/2037	6,054,164
2,934,768	Residential Accredit Loans, Inc., Series 2007-QS5-A1	5.50%		03/25/2037	2,715,245
1,210,712	Residential Accredit Loans, Inc., Series 2007-QS5-A5 (1 Month LIBOR USD + 0.30%, 0.30% Floor, 7.00% Cap)	2.32%		03/25/2037	905,821
4,021,050	Residential Accredit Loans, Inc., Series 2007-QS5-A8 (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	4.68%	I/F I/O	03/25/2037	759,810
3,136,649	Residential Accredit Loans, Inc., Series 2007-QS6-A102	5.75%		04/25/2037	2,971,121
1,008,524	Residential Accredit Loans, Inc., Series 2007-QS6-A13 (-8 x 1 Month LIBOR USD + 55.00%, 55.00% Cap)	38.18%	I/F	04/25/2037	2,170,374
4,491,435	Residential Accredit Loans, Inc., Series 2007-QS6-A45	5.75%		04/25/2037	4,254,413
7,157,960	Residential Accredit Loans, Inc., Series 2007-QS6-A6	6.25%		04/25/2037	6,954,264
494,378	Residential Accredit Loans, Inc., Series 2007-QS6-A77 (-8 x 1 Month LIBOR USD + 55.83%, 55.83% Cap)	39.01%	I/F	04/25/2037	1,078,432
7,080,467	Residential Accredit Loans, Inc., Series 2007-QS7-2A1	6.75%		06/25/2037	4,859,017
24,787,550	Residential Accredit Loans, Inc., Series 2007-QS9-A33	6.50%		07/25/2037	23,791,202
2,842,689	Residential Asset Mortgage Products, Inc., Series 2004-RS7-A3	4.65%	#	07/25/2034	2,750,426
2,511,429	Residential Asset Mortgage Products, Inc., Series 2005-RS1-AI5	5.91%		01/25/2035	2,544,404
22,372,504	Residential Asset Mortgage Products, Inc., Series 2006-RS2-A3A (1 Month LIBOR USD + 0.30%, 0.30% Floor, 14.00% Cap)	2.32%		03/25/2036	22,077,590
3,087,041	Residential Asset Mortgage Products, Inc., Series 2006-RZ3-A3 (1 Month LIBOR USD + 0.29%, 0.29% Floor, 14.00% Cap)	2.31%		08/25/2036	3,094,310
8,050,093	Residential Asset Mortgage Products, Inc., Series 2006-RZ5-A3 (1 Month LIBOR USD + 0.25%, 0.25% Floor, 14.00% Cap)	2.27%		08/25/2046	8,042,563
27,100,365	Residential Asset Securities Corporation, Series 2005-KS11-M2 (1 Month LIBOR USD + 0.42%, 0.42% Floor, 14.00% Cap)	2.44%		12/25/2035	27,200,994
3,630,175	Residential Asset Securities Corporation, Series 2006-EMX5-A3 (1 Month LIBOR USD + 0.16%, 0.16% Floor, 14.00% Cap)	2.18%		07/25/2036	3,501,543
28,977,485	Residential Asset Securities Corporation, Series 2007-EMX1-A13 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 14.00% Cap)	2.22%		01/25/2037	26,476,618
14,957,575	Residential Asset Securities Corporation, Series 2007-KS3-AI3 (1 Month LIBOR USD + 0.25%, 0.25% Floor, 14.00% Cap)	2.27%		04/25/2037	14,889,750
5,529,673	Residential Asset Securitization Trust, Series 2005-A11-2A4	6.00%		10/25/2035	4,116,580
2,475,688	Residential Asset Securitization Trust, Series 2005-A12-A7 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	2.98%	I/F I/O	11/25/2035	404,610
2,245,868	Residential Asset Securitization Trust, Series 2005-A12-A8 (1 Month LIBOR USD + 0.55%, 0.55% Floor, 5.50% Cap)	2.57%		11/25/2035	1,540,074
20,536,189	Residential Asset Securitization Trust, Series 2005-A13-2A1	5.50%		10/25/2035	14,627,962
9,231,118	Residential Asset Securitization Trust, Series 2005-A15-5A3	5.75%		02/25/2036	6,386,570
10,077,611	Residential Asset Securitization Trust, Series 2005-A16-A1	5.00%		02/25/2036	6,957,164
1,778,250	Residential Asset Securitization Trust, Series 2005-A7-A3	5.50%		06/25/2035	1,509,038
4,345,013	Residential Asset Securitization Trust, Series 2005-A8CB-A11	6.00%		07/25/2035	3,967,179
4,366,233	Residential Asset Securitization Trust, Series 2005-A8CB-A2 (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	2.98%	I/F I/O	07/25/2035	754,102
5,552,537	Residential Asset Securitization Trust, Series 2006-A10-A5	6.50%		09/25/2036	3,865,246
806,456	Residential Asset Securitization Trust, Series 2006-A1-1A3	6.00%		04/25/2036	589,508
7,934,813	Residential Asset Securitization Trust, Series 2006-A12-A1	6.25%		11/25/2036	5,133,554
7,862,600	Residential Asset Securitization Trust, Series 2006-A13-A1	6.25%		12/25/2036	4,671,460
13,544,618	Residential Asset Securitization Trust, Series 2006-A1-3A2	6.00%		04/25/2036	10,918,238
14,595,112	Residential Asset Securitization Trust, Series 2006-A14C-2A6 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	2.47%		12/25/2036	3,378,528
32,209,222	Residential Asset Securitization Trust, Series 2006-A14C-2A7 (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.53%	I/F I/O	12/25/2036	9,779,003
6,745,860	Residential Asset Securitization Trust, Series 2006-A2-A11	6.00%		01/25/2046	4,807,739
4,674,561	Residential Asset Securitization Trust, Series 2006-A2-A4	6.00%		01/25/2046	3,328,671
544,018	Residential Asset Securitization Trust, Series 2006-A4-2A5	6.00%		05/25/2036	533,461
4,142,892	Residential Asset Securitization Trust, Series 2006-A4-2A9	6.00%		05/25/2036	4,062,491
3,819,346	Residential Asset Securitization Trust, Series 2006-A8-1A1	6.00%		08/25/2036	3,400,007
5,686,597	Residential Asset Securitization Trust, Series 2006-R1-A1 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	20.33%	I/F	01/25/2046	7,554,193
28,716,068	Residential Asset Securitization Trust, Series 2007-A2-1A2	6.00%		04/25/2037	25,269,559
921,152	Residential Asset Securitization Trust, Series 2007-A3-1A2 (-8 x 1 Month LIBOR USD + 46.38%, 46.38% Cap)	30.91%	I/F	04/25/2037	2,261,962
22,910,642	Residential Asset Securitization Trust, Series 2007-A5-1A4 (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	4.08%	I/F I/O	05/25/2037	4,635,311
5,897,694	Residential Asset Securitization Trust, Series 2007-A5-1A6 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	2.42%		05/25/2037	767,964
5,837,838	Residential Asset Securitization Trust, Series 2007-A5-2A3	6.00%		05/25/2037	5,005,062
2,558,426	Residential Asset Securitization Trust, Series 2007-A5-2A5	6.00%		05/25/2037	2,193,463
10,780,168	Residential Asset Securitization Trust, Series 2007-A6-1A2	6.00%		06/25/2037	9,458,275
8,525,250	Residential Asset Securitization Trust, Series 2007-A7-A1	6.00%		07/25/2037	5,286,419
37,499,525	Residential Asset Securitization Trust, Series 2007-A7-A2	6.00%		07/25/2037	23,499,621
16,615,248	Residential Asset Securitization Trust, Series 2007-A7-A6	6.00%		07/25/2037	10,412,186
2,466,116	Residential Funding Mortgage Securities Trust, Series 2005-S9-A10	6.25%		12/25/2035	2,581,751
6,622,371	Residential Funding Mortgage Securities Trust, Series 2005-S9-A6	5.75%		12/25/2035	6,761,057
491,258	Residential Funding Mortgage Securities Trust, Series 2005-S9-A8	5.50%		12/25/2035	495,419
8,239,428	Residential Funding Mortgage Securities Trust, Series 2006-S10-1A1	6.00%		10/25/2036	7,854,612
14,328,839	Residential Funding Mortgage Securities Trust, Series 2006-S11-A1	6.00%		11/25/2036	14,316,695
2,670,526	Residential Funding Mortgage Securities Trust, Series 2006-S5-A12	6.00%		06/25/2036	2,643,023
182,835	Residential Funding Mortgage Securities Trust, Series 2006-S5-A15	6.00%		06/25/2036	180,952
4,628,127	Residential Funding Mortgage Securities Trust, Series 2006-S9-A1	6.25%		09/25/2036	4,587,587
6,346,949	Residential Funding Mortgage Securities Trust, Series 2007-S1-A7	6.00%		01/25/2037	6,238,982
3,190,812	Residential Funding Mortgage Securities Trust, Series 2007-S2-A1	6.00%		02/25/2037	3,061,869
3,594,801	Residential Funding Mortgage Securities Trust, Series 2007-S2-A4	6.00%		02/25/2037	3,449,532
6,711,083	Residential Funding Mortgage Securities Trust, Series 2007-S2-A5	6.00%		02/25/2037	6,439,883
1,048,719	Residential Funding Mortgage Securities Trust, Series 2007-S2-A9	6.00%		02/25/2037	1,006,339
2,863,677	Residential Funding Mortgage Securities Trust, Series 2007-S3-1A4	6.00%		03/25/2037	2,707,916
4,108,515	Residential Funding Mortgage Securities Trust, Series 2007-S4-A1	6.00%		04/25/2037	4,012,744
2,300,889	Residential Funding Mortgage Securities Trust, Series 2007-S4-A2	6.00%		04/25/2037	2,247,255
21,453,027	Residential Funding Mortgage Securities Trust, Series 2007-S5-A1	6.00%		05/25/2037	21,932,584
6,217,172	Residential Funding Mortgage Securities Trust, Series 2007-S5-A8	6.00%		05/25/2037	6,356,149
3,304,221	Residential Funding Mortgage Securities Trust, Series 2007-S6-2A4	6.00%		06/25/2037	3,113,780
17,070,824	Residential Funding Mortgage Securities Trust, Series 2007-S7-A20	6.00%		07/25/2037	16,866,385
8,482,830	Residential Funding Mortgage Securities Trust, Series 2007-S8-1A1	6.00%		09/25/2037	7,863,528
1,234,316	Residential Funding Mortgage Securities Trust, Series 2007-SA1-4A	5.44%	#	02/25/2037	1,054,894
6,683,874	Residential Funding Mortgage Securities Trust, Series 2007-SA2-2A1	4.90%	#	04/25/2037	6,339,033
15,875,353	RMAT LLC, Series 2015-PR2-A1	9.85%	^	11/25/2035	15,594,810
32,314,623	Saxon Asset Securities Trust, Series 2006-3-A3 (1 Month LIBOR USD + 0.17%, 0.17% Floor, 12.25% Cap)	2.19%		10/25/2046	31,833,966
291,816,592	Securitized Mortgage Asset Loan Trust, Series 2015-1-PC	3.39%	# ^	02/25/2054	271,830,453
57,194,014	Securitized Mortgage Asset Loan Trust, Series 2015-2-PC	0.00%	# ^	12/26/2059	57,046,299
80,341,522	Securitized Mortgage Asset Loan Trust, Series 2015-3-PC	0.00%	# ^	10/25/2044	80,446,360
148,593	Sequoia Mortgage Trust, Series 2003-4-2A1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 11.50% Cap)	2.39%		07/20/2033	146,747
7,906,563	Sequoia Mortgage Trust, Series 2013-2-A	1.87%	#	02/25/2043	7,644,927
52,800,241	Sequoia Mortgage Trust, Series 2015-4-A1	3.00%	# ^	11/25/2030	53,880,206
12,887,009	SG Mortgage Securities Trust, Series 2006-FRE1-A1A (1 Month LIBOR USD + 0.17%, 0.17% Floor)	2.19%		02/25/2036	12,091,213
47,748,634	Silver Hill Trust, Series 2018-SBC1-A1	5.19%	^ §	10/28/2033	48,118,781
22,488,238	Soundview Home Loan Trust, Series 2007-NS1-A3 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	2.22%		01/25/2037	22,226,108
4,874,839	Soundview Home Loan Trust, Series 2007-OPT1-2A2 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	2.17%		06/25/2037	3,715,359
9,278,240	Soundview Home Loan Trust, Series 2007-OPT3-1A1 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	2.19%		08/25/2037	8,560,095
26,804,097	Soundview Home Loan Trust, Series 2007-OPT4-1A1 (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.02%		09/25/2037	21,569,921
127,326,687	Stanwich Mortgage Loan Company, Series 2019-NPB1-A1	3.38%	^ §	08/15/2024	127,504,957

6,877,904	STARM Mortgage Loan Trust, Series 2007-2-1A1	4.57%	#	04/25/2037	5,056,041
2,895,927	STARM Mortgage Loan Trust, Series 2007-3-1A1	4.85%	#	06/25/2037	2,631,912
2,307,179	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12-8A	4.24%	#	09/25/2034	2,358,546
4,528,208	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22-4A1	4.49%	#	12/25/2035	4,366,177
4,390,307	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12-2A1	4.25%	#	01/25/2037	4,051,014
2,022,644	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1-8A1	4.29%	#	02/25/2036	1,582,558
2,590,588	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-6-3A1	4.20%	#	07/25/2036	2,020,608
105,130,260	Structured Asset Investment Loan Trust, Series 2006-3-A1 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	2.18%		06/25/2036	80,396,653
16,985,254	Structured Asset Mortgage Investments Trust, Series 2006-AR3-12A2 (1 Month LIBOR USD + 0.20%, 0.20% Floor, 10.50% Cap)	2.22%		05/25/2036	16,510,652
102,654,313	Structured Asset Securities Corporation Mortgage Loan Trust, Series 2006-BC4-A1 (1 Month LIBOR USD + 0.16%, 0.16% Floor)	2.18%		12/25/2036	75,271,963
2,058,590	Structured Asset Securities Corporation, Series 2003-24A-1A3	4.41%	#	07/25/2033	2,113,493
4,227,643	Structured Asset Securities Corporation, Series 2003-35-1A1	5.18%	#	12/25/2033	4,516,257
12,943,006	Structured Asset Securities Corporation, Series 2005-10-1A1	5.75%		06/25/2035	12,667,079
297,853	Structured Asset Securities Corporation, Series 2005-10-6A1	5.00%		06/25/2020	302,321
11,649,112	Structured Asset Securities Corporation, Series 2005-5-3A1	6.00%		04/25/2035	10,011,642
38,842,038	Structured Asset Securities Corporation, Series 2006-BC4-A4 (1 Month LIBOR USD + 0.17%, 0.17% Floor)	2.19%		12/25/2036	37,869,045
85,716,611	Structured Asset Securities Corporation, Series 2007-4-1A3 (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.00%	^I/F I/O Þ	03/28/2045	12,500,298
22,645,030	Structured Asset Securities Corporation, Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	2.21%	^	03/25/2037	19,838,776
543,760	Suntrust Alternative Loan Trust, Series 2005-1F-2A3	5.75%		12/25/2035	543,430
879,667	Suntrust Alternative Loan Trust, Series 2006-1F-1A3	6.00%		04/25/2036	774,644
356,769	Thornburg Mortgage Securities Trust, Series 2003-6-A2 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 11.50% Cap)	2.52%		12/25/2033	337,941
4,471,676	Thornburg Mortgage Securities Trust, Series 2004-4-5A	3.87%	#	12/25/2044	4,507,865
13,352,265	Thornburg Mortgage Securities Trust, Series 2007-1-A1 (12 Month LIBOR USD + 1.30%, 0.11% Floor, 10.75% Cap)	3.33%		03/25/2037	12,989,626
3,080,674	Thornburg Mortgage Securities Trust, Series 2007-1-A2A (12 Month LIBOR USD + 1.30%, 0.11% Floor, 10.75% Cap)	3.33%		03/25/2037	2,861,691
65,000,000	Toorak Mortgage Corporation Ltd., Series 2019-1-A1	4.46%	^ §	03/25/2022	66,459,315
70,000,000	Toorak Mortgage Corporation Ltd., Series 2019-2-A1	3.72%	§	09/25/2022	70,625,590
3,097,732	Towd Point Mortgage Trust, Series 2015-1-AES	3.00%	# ^	10/25/2053	3,104,531
3,811,974	Towd Point Mortgage Trust, Series 2015-2-1A12	2.75%	# ^	11/25/2060	3,825,873
228,589,954	Towd Point Mortgage Trust, Series 2019-1-A1	3.75%	# ^	03/25/2058	240,027,155
5,000,000	Tricon American Homes Trust, Series 2019-SFR1-E	3.40%	^	03/17/2038	5,041,935
36,000,062	VCAT LLC, Series 2019-NPL1-A1	4.36%	^ §	02/25/2049	36,389,644
1,101,560	Velocity Commercial Capital Loan Trust, Series 2016-1-AFX	3.53%	# ^	04/25/2046	1,099,539
32,662,165	Velocity Commercial Capital Loan Trust, Series 2017-2-AFX	3.07%	# ^	11/25/2047	32,994,545
33,378,559	Velocity Commercial Capital Loan Trust, Series 2018-2-A	4.05%	# ^	10/26/2048	34,068,527
82,032,508	Velocity Commercial Capital Loan Trust, Series 2019-1-A	3.76%	# ^	03/25/2049	83,708,046
28,876,750	Velocity Commercial Capital Loan Trust, Series 2019-2-A	3.13%	# ^	07/25/2049	29,104,720
9,930,438	Velocity Commercial Capital Loan Trust, Series 2019-2-M1	3.26%	# ^	07/25/2049	9,989,532
59,475,836	Vericrest Opportunity Loan Trust, Series 2019-NPL3-A1	3.97%	^ §	03/25/2049	59,956,871
17,657,662	Vericrest Opportunity Loan Trust, Series 2019-NPL4-A1A	3.35%	^ §	08/25/2049	17,733,434
53,330,860	Vericrest Opportunity Loan Trust, Series 2019-NPL5-A1A	3.35%	^ §	09/25/2049	53,630,068
25,180,362	Verus Securitization Trust, Series 2018-INV1-A1	3.63%	# ^	03/25/2058	25,314,291
41,832,709	VOLT LLC, Series 2017-NPL9-A1	3.13%	^ §	09/25/2047	41,960,541
84,981,930	VOLT LLC, Series 2018-NPL1-A1	3.75%	^ §	04/25/2048	85,330,025
121,311,357	VOLT LLC, Series 2018-NPL5-A1A	4.21%	^ §	08/25/2048	121,929,742
72,205,784	VOLT LLC, Series 2018-NPL6-A1A	4.11%	^ §	09/25/2048	72,595,616
145,904,123	VOLT LLC, Series 2018-NPL8-A1A	4.21%	^ §	10/26/2048	146,775,229
54,110,335	VOLT LLC, Series 2019-NPL1-A1A	4.34%	^ §	01/25/2049	54,615,076
197,400,000	VOLT LLC, Series 2019-NPL6-A1A	3.23%	^ §	10/25/2049	199,090,534
17,070,157	WaMu Asset-Backed Certificates Trust, Series 2007-HE4-1A (1 Month LIBOR USD + 0.17%, 0.17% Floor)	2.19%		07/25/2047	13,317,722
5,850,967	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1-2A	6.00%		03/25/2035	5,718,986
2,089,232	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-4-5A1	5.50%		06/25/2035	2,089,785
841,194	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-5-CB12 (-11 x 1 Month LIBOR USD + 50.60%, 50.60% Cap)	28.40%	I/F	07/25/2035	1,691,895
2,723,993	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-5-CB6 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 7.50% Cap)	2.62%		07/25/2035	2,426,262
709,495	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-6-2A7	5.50%		08/25/2035	698,481
10,310,047	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-7-2CB6 (1 Month LIBOR USD + 1.45%, 1.45% Floor, 6.00% Cap)	3.47%		08/25/2035	9,645,237
937,277	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-7-2CB7 (-11 x 1 Month LIBOR USD + 50.05%, 50.05% Cap)	27.85%	I/F	08/25/2035	1,687,235
3,935,125	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-7-3CB	6.50%		08/25/2035	3,715,324
10,403,657	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-8-1A2	5.50%		10/25/2035	10,348,717
8,325,886	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-9-2A2	5.50%		11/25/2035	8,339,886
2,263,981	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-9-CX	5.50%	I/O	11/25/2035	476,670
2,988,796	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A1	5.75%		02/25/2036	2,848,369
1,513,227	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A2	5.75%		02/25/2036	1,442,128
1,285,338	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A7	5.75%		02/25/2036	1,226,700
3,572,435	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-3-3CB4	6.00%		04/25/2036	3,352,314
2,150,363	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-1A8	5.75%		07/25/2036	1,961,929
3,910,149	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-2CB1	6.00%		07/25/2036	3,242,991
7,102,476	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-2CB6	6.00%		07/25/2036	5,890,637
15,964,547	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-3A3	6.22%	ß	07/25/2036	6,814,676
6,652,816	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-3A5	6.45%	ß	07/25/2036	2,838,611
3,539,479	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-9-A7	4.62%	ß	10/25/2036	1,822,821
7,369,393	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10-1A1	3.72%	#	09/25/2036	7,143,525
12,645,203	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR15-1A (12 Month US Treasury Average + 0.84%, 0.84% Floor)	3.29%		11/25/2046	11,936,071
9,217,624	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR4-2A (12 Month US Treasury Average + 0.95%, 0.95% Floor)	3.40%		06/25/2046	7,693,879
7,632,308	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR5-4A (12 Month US Treasury Average + 0.99%, 0.99% Floor)	3.44%		06/25/2046	6,797,035
997,530	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR6-2A3	3.76%	#	08/25/2036	952,828
11,695,646	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-2-1A2	6.00%		04/25/2037	10,796,144
11,966,507	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-2-1A6	6.00%		04/25/2037	11,046,174
5,547,093	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-3-A2	6.00%		04/25/2037	5,378,600
7,521,747	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-3-A3	6.00%		04/25/2037	7,293,273
6,188,387	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-4-1A1	5.50%		06/25/2037	6,346,265
339,935	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A11 (-6 x 1 Month LIBOR USD + 39.48%, 39.48% Cap)	27.37%	I/F	06/25/2037	687,688
8,498,364	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A6	6.00%		06/25/2037	8,879,279
11,580,147	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY3-4A1	4.24%	#	03/25/2037	11,697,570
13,651,167	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY5-1A1	3.68%	#	05/25/2037	13,177,680
12,307,971	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY6-2A3	3.84%	#	06/25/2037	11,919,436
9,675,908	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-OC1-A2 (1 Month LIBOR USD + 0.12%, 0.12% Floor)	2.14%		01/25/2047	8,887,547
1,275,394	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A10	6.00%		03/25/2037	1,216,745
5,599,975	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A3	6.00%		03/25/2037	5,342,459
4,828,404	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A5	6.00%		03/25/2037	4,606,369
7,913,512	Wells Fargo Alternative Loan Trust, Series 2007-PA1-A6	6.00%		03/25/2037	7,549,607
32,171,416	Wells Fargo Alternative Loan Trust, Series 2007-PA2-1A1	6.00%		06/25/2037	32,792,073
4,803,371	Wells Fargo Alternative Loan Trust, Series 2007-PA2-3A1 (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.00% Cap)	2.37%		06/25/2037	3,443,159
7,076,109	Wells Fargo Alternative Loan Trust, Series 2007-PA2-3A2 (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.63%	I/F I/O	06/25/2037	992,075
461,362	Wells Fargo Alternative Loan Trust, Series 2007-PA3-1A4	5.75%		07/25/2037	450,378
9,943,550	Wells Fargo Alternative Loan Trust, Series 2007-PA3-2A1	6.00%		07/25/2037	9,965,682
3,950,636	Wells Fargo Alternative Loan Trust, Series 2007-PA3-2A4	6.00%		07/25/2037	3,959,429
8,635,639	Wells Fargo Alternative Loan Trust, Series 2007-PA3-3A1	6.25%		07/25/2037	8,348,000
56,139,114	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	55,981,773
11,153,249	Wells Fargo Alternative Loan Trust, Series 2007-PA6-A1	4.62%	#	12/28/2037	11,158,375
6,601,657	Wells Fargo Mortgage Backed Securities Trust, Series 2004-Y-3A3	4.87%	#	11/25/2034	6,903,280
12,518,623	Wells Fargo Mortgage Backed Securities Trust, Series 2005-17-1A1	5.50%		01/25/2036	12,527,834
1,313,974	Wells Fargo Mortgage Backed Securities Trust, Series 2005-8-A1	5.50%		10/25/2035	1,374,016
809,007	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16-6A4	4.91%	#	10/25/2035	828,810
38,773	Wells Fargo Mortgage Backed Securities Trust, Series 2006-2-1A4 (-3 x 1 Month LIBOR USD + 19.39%, 19.39% Cap)	13.84%	I/F	03/25/2036	47,348
1,818,645	Wells Fargo Mortgage Backed Securities Trust, Series 2006-2-3A1	5.75%		03/25/2036	1,802,775
11,828,797	Wells Fargo Mortgage Backed Securities Trust, Series 2006-3-A11	5.50%		03/25/2036	12,053,039
2,634,040	Wells Fargo Mortgage Backed Securities Trust, Series 2006-3-A6	5.50%		03/25/2036	2,585,235
117,590	Wells Fargo Mortgage Backed Securities Trust, Series 2006-4-2A2	5.50%		04/25/2036	116,327
4,905,669	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12-1A1	4.71%	#	09/25/2036	5,014,881
2,094,787	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR13-A2	4.85%	#	09/25/2036	2,131,270
2,665,708	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4-2A1	5.22%	#	04/25/2036	2,649,920
840,940	Wells Fargo Mortgage Backed Securities Trust, Series 2007-10-1A18	6.00%		07/25/2037	849,608
1,494,050	Wells Fargo Mortgage Backed Securities Trust, Series 2007-10-2A11	6.00%		07/25/2037	1,465,706

864,321	Wells Fargo Mortgage Backed Securities Trust, Series 2007-11-A14	6.00%		08/25/2037	882,278
1,725,094	Wells Fargo Mortgage Backed Securities Trust, Series 2007-11-A36	6.00%		08/25/2037	1,760,935
1,225,971	Wells Fargo Mortgage Backed Securities Trust, Series 2007-11-A96	6.00%		08/25/2037	1,251,442
16,373,891	Wells Fargo Mortgage Backed Securities Trust, Series 2007-14-1A1	6.00%		10/25/2037	16,372,581
3,778,888	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A1	6.00%		06/25/2037	3,813,569
262,814	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A32	5.75%		06/25/2037	267,381
8,509,778	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A34	6.00%		06/25/2037	8,575,812
2,304,863	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A36	6.00%		06/25/2037	2,322,748
783,847	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A43 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	2.52%		06/25/2037	687,938
2,141,454	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A49	6.00%		06/25/2037	2,158,071
906,578	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A8 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	2.52%		06/25/2037	794,322
408,973	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A9 (-6 x 1 Month LIBOR USD + 39.00%, 39.00% Cap)	26.89%	I/F	06/25/2037	697,093
30,991,445	Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR9-A1	4.85%	#	12/28/2037	30,885,238
11,630,696	WinWater Mortgage Loan Trust, Series 2015-4-A5	3.50%	# ^	06/20/2045	11,686,221

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $15,287,217,299)					15,359,992,550

US Government and Agency Mortgage Backed Obligations - 44.9%
6,617,936	Federal Home Loan Mortgage Corporation, Pool C03490	4.50%		08/01/2040	7,177,336
40,977,531	Federal Home Loan Mortgage Corporation, Pool C91388	3.50%		02/01/2032	42,675,812
21,629,906	Federal Home Loan Mortgage Corporation, Pool C91403	3.50%		03/01/2032	22,525,639
21,064,692	Federal Home Loan Mortgage Corporation, Pool C91413	3.50%		12/01/2031	21,939,435
10,562,521	Federal Home Loan Mortgage Corporation, Pool C91417	3.50%		01/01/2032	11,000,061
44,114,553	Federal Home Loan Mortgage Corporation, Pool C91447	3.50%		05/01/2032	45,946,597
50,676,984	Federal Home Loan Mortgage Corporation, Pool C91594	3.00%		01/01/2033	52,301,109
14,876,995	Federal Home Loan Mortgage Corporation, Pool C91596	3.00%		02/01/2033	15,354,729
7,781,567	Federal Home Loan Mortgage Corporation, Pool D98901	3.50%		01/01/2032	8,104,825
20,616,204	Federal Home Loan Mortgage Corporation, Pool D98923	3.50%		01/01/2032	21,472,628
19,443,812	Federal Home Loan Mortgage Corporation, Pool D99724	3.00%		11/01/2032	20,068,122
16,041,765	Federal Home Loan Mortgage Corporation, Pool G01840	5.00%		07/01/2035	17,739,648
3,290,058	Federal Home Loan Mortgage Corporation, Pool G04817	5.00%		09/01/2038	3,635,579
16,766,497	Federal Home Loan Mortgage Corporation, Pool G07801	4.00%		10/01/2044	17,765,459
31,553,916	Federal Home Loan Mortgage Corporation, Pool G07862	4.00%		01/01/2044	33,596,501
37,550,024	Federal Home Loan Mortgage Corporation, Pool G07905	4.00%		01/01/2042	40,164,949
65,307,967	Federal Home Loan Mortgage Corporation, Pool G08534	3.00%		06/01/2043	67,318,504
21,179,696	Federal Home Loan Mortgage Corporation, Pool G08537	3.00%		07/01/2043	21,840,620
51,000,981	Federal Home Loan Mortgage Corporation, Pool G08614	3.00%		11/01/2044	52,353,772
59,370,811	Federal Home Loan Mortgage Corporation, Pool G08619	3.00%		12/01/2044	60,919,645
79,209,221	Federal Home Loan Mortgage Corporation, Pool G08622	3.00%		01/01/2045	81,261,744
151,895,581	Federal Home Loan Mortgage Corporation, Pool G08626	3.00%		02/01/2045	155,812,647
82,706,466	Federal Home Loan Mortgage Corporation, Pool G08631	3.00%		03/01/2045	84,831,282
212,553,132	Federal Home Loan Mortgage Corporation, Pool G08635	3.00%		04/01/2045	217,946,349
62,500,134	Federal Home Loan Mortgage Corporation, Pool G08640	3.00%		05/01/2045	64,086,567
325,492,220	Federal Home Loan Mortgage Corporation, Pool G08648	3.00%		06/01/2045	333,749,957
62,938,580	Federal Home Loan Mortgage Corporation, Pool G08653	3.00%		07/01/2045	64,533,763
34,982,865	Federal Home Loan Mortgage Corporation, Pool G08658	3.00%		08/01/2045	35,868,733
42,135,093	Federal Home Loan Mortgage Corporation, Pool G08670	3.00%		10/01/2045	43,201,554
498,718,208	Federal Home Loan Mortgage Corporation, Pool G08675	3.00%		11/01/2045	511,343,289
208,514,417	Federal Home Loan Mortgage Corporation, Pool G08680	3.00%		12/01/2045	213,792,268
84,778,519	Federal Home Loan Mortgage Corporation, Pool G08686	3.00%		01/01/2046	86,926,256
195,372,132	Federal Home Loan Mortgage Corporation, Pool G08692	3.00%		02/01/2046	200,316,495
65,155,569	Federal Home Loan Mortgage Corporation, Pool G08705	3.00%		05/01/2046	66,807,439
72,828,028	Federal Home Loan Mortgage Corporation, Pool G08715	3.00%		08/01/2046	74,674,883
6,587,541	Federal Home Loan Mortgage Corporation, Pool G08741	3.00%		01/01/2047	6,754,885
5,830,363	Federal Home Loan Mortgage Corporation, Pool G08800	3.50%		02/01/2048	6,037,709
29,720,517	Federal Home Loan Mortgage Corporation, Pool G16072	3.00%		02/01/2032	30,662,306
59,225,428	Federal Home Loan Mortgage Corporation, Pool G60251	3.50%		10/01/2045	62,353,051
184,377,367	Federal Home Loan Mortgage Corporation, Pool G60393	3.50%		01/01/2046	193,159,467
28,251,621	Federal Home Loan Mortgage Corporation, Pool J22834	2.50%		03/01/2028	28,560,298
56,815,881	Federal Home Loan Mortgage Corporation, Pool Q13637	3.00%		11/01/2042	58,608,296
57,568,667	Federal Home Loan Mortgage Corporation, Pool Q13638	3.00%		11/01/2042	59,387,267
89,954,254	Federal Home Loan Mortgage Corporation, Pool Q16672	3.00%		03/01/2043	92,766,724
5,366,895	Federal Home Loan Mortgage Corporation, Pool Q23595	4.00%		12/01/2043	5,752,477
7,310,854	Federal Home Loan Mortgage Corporation, Pool Q24052	4.00%		01/01/2044	7,836,148
5,813,677	Federal Home Loan Mortgage Corporation, Pool Q24172	4.00%		01/01/2044	6,231,222
5,413,202	Federal Home Loan Mortgage Corporation, Pool Q24979	4.00%		02/01/2044	5,802,035
40,514,053	Federal Home Loan Mortgage Corporation, Pool Q31596	3.50%		02/01/2045	42,340,128
15,087,909	Federal Home Loan Mortgage Corporation, Pool Q32861	3.50%		04/01/2045	15,744,232
38,990,709	Federal Home Loan Mortgage Corporation, Pool Q32921	3.50%		04/01/2045	40,753,974
26,839,935	Federal Home Loan Mortgage Corporation, Pool Q39502	3.50%		03/01/2046	28,118,611
83,404,713	Federal Home Loan Mortgage Corporation, Pool Q44073	3.00%		09/01/2046	85,519,816
15,573,565	Federal Home Loan Mortgage Corporation, Pool SB0039	2.50%		04/01/2033	15,762,756
58,385,603	Federal Home Loan Mortgage Corporation, Pool SD0035	3.00%		04/01/2047	59,754,995
5,623,134	Federal Home Loan Mortgage Corporation, Pool T60392	4.00%		10/01/2041	5,899,998
5,435,028	Federal Home Loan Mortgage Corporation, Pool T60681	4.00%		05/01/2042	5,709,906
19,276,356	Federal Home Loan Mortgage Corporation, Pool T60782	3.50%		07/01/2042	19,675,719
30,693,837	Federal Home Loan Mortgage Corporation, Pool T60853	3.50%		09/01/2042	31,327,999
23,203,035	Federal Home Loan Mortgage Corporation, Pool T60854	3.50%		09/01/2042	23,682,464
2,756,777	Federal Home Loan Mortgage Corporation, Pool T65110	3.50%		10/01/2042	2,813,981
56,963,231	Federal Home Loan Mortgage Corporation, Pool T65492	3.00%		06/01/2048	57,532,408
3,968,392	Federal Home Loan Mortgage Corporation, Pool T69016	5.00%		06/01/2041	4,258,479
23,455,944	Federal Home Loan Mortgage Corporation, Pool T69050	3.50%		05/01/2046	23,941,236
523,155	Federal Home Loan Mortgage Corporation, Pool U60299	4.00%		11/01/2040	555,633
3,357,291	Federal Home Loan Mortgage Corporation, Pool U99125	3.00%		01/01/2043	3,461,318
58,798,279	Federal Home Loan Mortgage Corporation, Pool U99193	3.50%		03/01/2044	61,678,039
128,559,169	Federal Home Loan Mortgage Corporation, Pool V81821	3.00%		08/01/2045	132,060,741
35,553,921	Federal Home Loan Mortgage Corporation, Pool V82117	3.00%		12/01/2045	36,521,417
38,191,576	Federal Home Loan Mortgage Corporation, Pool V82209	3.50%		02/01/2046	40,008,118
14,033,708	Federal Home Loan Mortgage Corporation, Pool V82248	3.50%		03/01/2046	14,774,616
203,535,750	Federal Home Loan Mortgage Corporation, Pool Z40117	3.00%		04/01/2045	208,664,399
46,779,347	Federal Home Loan Mortgage Corporation, Pool ZT1827	3.00%		07/01/2047	47,939,520
29,148,652	Federal Home Loan Mortgage Corporation, Series 0-4791-LI	3.00%	I/O	05/15/2048	3,321,783
58,187,836	Federal Home Loan Mortgage Corporation, Series 2015-SC02-1A	3.00%		09/25/2045	58,794,444
37,576,478	Federal Home Loan Mortgage Corporation, Series 2016-SC01-1A	3.00%		07/25/2046	38,064,818
1,044,117	Federal Home Loan Mortgage Corporation, Series 2519-ZD	5.50%		11/15/2032	1,155,389
596,346	Federal Home Loan Mortgage Corporation, Series 2596-ZL	5.00%		04/15/2033	642,868
36,488,910	Federal Home Loan Mortgage Corporation, Series 267-30	3.00%		08/15/2042	37,593,799
369,908	Federal Home Loan Mortgage Corporation, Series 2684-ZN	4.00%		10/15/2033	394,294
71,412,571	Federal Home Loan Mortgage Corporation, Series 269-30	3.00%		08/15/2042	73,457,531
28,809,426	Federal Home Loan Mortgage Corporation, Series 274-30	3.00%		08/15/2042	29,662,253
2,482,419	Federal Home Loan Mortgage Corporation, Series 2750-ZT	5.00%		02/15/2034	2,715,980
90,514,439	Federal Home Loan Mortgage Corporation, Series 280-30	3.00%		09/15/2042	92,468,195
6,332,451	Federal Home Loan Mortgage Corporation, Series 2825-PZ	5.50%		07/15/2034	7,159,822
21,074,006	Federal Home Loan Mortgage Corporation, Series 284-300	3.00%		10/15/2042	21,794,581
3,966,126	Federal Home Loan Mortgage Corporation, Series 2898-JZ	5.00%		12/15/2034	4,375,320
8,940,315	Federal Home Loan Mortgage Corporation, Series 2899-AZ	5.00%		12/15/2034	9,880,265
6,536,667	Federal Home Loan Mortgage Corporation, Series 2909-Z	5.00%		12/15/2034	7,239,130
11,078,653	Federal Home Loan Mortgage Corporation, Series 2932-Z	5.00%		02/15/2035	12,288,670
775,391	Federal Home Loan Mortgage Corporation, Series 2990-JL (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.62%	I/F I/O	03/15/2035	42,261
3,957,873	Federal Home Loan Mortgage Corporation, Series 3002-SN (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	4.47%	I/F I/O	07/15/2035	619,059
2,679,958	Federal Home Loan Mortgage Corporation, Series 3030-SL (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	4.07%	I/F I/O	09/15/2035	344,361
817,876	Federal Home Loan Mortgage Corporation, Series 3045-DI (-1 x 1 Month LIBOR USD + 6.73%, 6.73% Cap)	4.70%	I/F I/O	10/15/2035	134,464
6,339,429	Federal Home Loan Mortgage Corporation, Series 3116-Z	5.50%		02/15/2036	7,048,439
1,248,793	Federal Home Loan Mortgage Corporation, Series 3117-ZN	4.50%		02/15/2036	1,303,827

3,313,502	Federal Home Loan Mortgage Corporation, Series 3174-PZ	5.00%		01/15/2036	3,683,527
807,024	Federal Home Loan Mortgage Corporation, Series 3187-JZ	5.00%		07/15/2036	889,740
2,176,842	Federal Home Loan Mortgage Corporation, Series 3188-ZK	5.00%		07/15/2036	2,413,831
3,402,574	Federal Home Loan Mortgage Corporation, Series 3203-SE (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	4.47%	I/F I/O	08/15/2036	626,176
4,760,176	Federal Home Loan Mortgage Corporation, Series 3203-Z	5.00%		07/15/2036	5,275,494
7,542,532	Federal Home Loan Mortgage Corporation, Series 3203-ZC	5.00%		07/15/2036	8,359,058
4,395,232	Federal Home Loan Mortgage Corporation, Series 3261-SA (-1 x 1 Month LIBOR USD + 6.43%, 6.43% Cap)	4.40%	I/F I/O	01/15/2037	770,340
16,847,830	Federal Home Loan Mortgage Corporation, Series 326-300	3.00%		03/15/2044	17,461,781
5,025,373	Federal Home Loan Mortgage Corporation, Series 3275-SC (-1 x 1 Month LIBOR USD + 6.08%, 6.08% Cap)	4.05%	I/F I/O	02/15/2037	719,100
1,316,278	Federal Home Loan Mortgage Corporation, Series 3315-HZ	6.00%		05/15/2037	1,428,660
3,650,241	Federal Home Loan Mortgage Corporation, Series 3326-GS (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.62%	I/F I/O	06/15/2037	500,726
801,396	Federal Home Loan Mortgage Corporation, Series 3351-ZC	5.50%		07/15/2037	908,185
9,004,707	Federal Home Loan Mortgage Corporation, Series 3355-BI (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	4.02%	I/F I/O	08/15/2037	1,702,089
425,888	Federal Home Loan Mortgage Corporation, Series 3369-Z	6.00%		09/15/2037	466,988
1,055,064	Federal Home Loan Mortgage Corporation, Series 3405-ZG	5.50%		01/15/2038	1,151,427
1,970,364	Federal Home Loan Mortgage Corporation, Series 3417-SI (-1 x 1 Month LIBOR USD + 6.18%, 6.18% Cap)	4.15%	I/F I/O	02/15/2038	239,573
2,540,799	Federal Home Loan Mortgage Corporation, Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	3.62%	I/F I/O	03/15/2038	285,432
417,226	Federal Home Loan Mortgage Corporation, Series 3423-SG (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	3.62%	I/F I/O	03/15/2038	43,650
575,008	Federal Home Loan Mortgage Corporation, Series 3451-S (-1 x 1 Month LIBOR USD + 6.03%, 6.03% Cap)	4.00%	I/F I/O	02/15/2037	62,213
517,514	Federal Home Loan Mortgage Corporation, Series 3455-SC (-1 x 1 Month LIBOR USD + 6.06%, 6.06% Cap)	4.03%	I/F I/O	06/15/2038	53,758
267,343	Federal Home Loan Mortgage Corporation, Series 3473-SM (-1 x 1 Month LIBOR USD + 6.07%, 6.07% Cap)	4.04%	I/F I/O	07/15/2038	12,704
3,993,929	Federal Home Loan Mortgage Corporation, Series 3484-SE (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	3.82%	I/F I/O	08/15/2038	659,214
4,592,019	Federal Home Loan Mortgage Corporation, Series 3519-SD (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	3.52%	I/F I/O	02/15/2038	729,548
1,546,846	Federal Home Loan Mortgage Corporation, Series 3524-LB	3.60%	P/O	06/15/2038	1,599,145
73,760	Federal Home Loan Mortgage Corporation, Series 3530-GZ	4.50%	>	05/15/2039	77,806
5,793,337	Federal Home Loan Mortgage Corporation, Series 3541-EI (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	4.72%	I/F I/O	06/15/2039	885,326
701,349	Federal Home Loan Mortgage Corporation, Series 3545-SA (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	4.12%	I/F I/O	06/15/2039	90,172
291,760	Federal Home Loan Mortgage Corporation, Series 3549-SA (-1 x 1 Month LIBOR USD + 5.80%, 5.80% Cap)	3.77%	I/F I/O	07/15/2039	29,088
6,295,875	Federal Home Loan Mortgage Corporation, Series 3577-LS (-1 x 1 Month LIBOR USD + 7.20%, 7.20% Cap)	5.17%	I/F I/O	08/15/2035	1,036,499
1,370,198	Federal Home Loan Mortgage Corporation, Series 3582-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.97%	I/F I/O	10/15/2049	202,468
35,811,814	Federal Home Loan Mortgage Corporation, Series 358-300	3.00%		10/15/2047	36,790,158
1,972,165	Federal Home Loan Mortgage Corporation, Series 3583-GB	4.50%		10/15/2039	2,101,135
3,875,381	Federal Home Loan Mortgage Corporation, Series 3616-SG (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	4.32%	I/F I/O	03/15/2032	621,293
5,331,914	Federal Home Loan Mortgage Corporation, Series 3626-AZ	5.50%		08/15/2036	5,887,771
7,636,815	Federal Home Loan Mortgage Corporation, Series 3641-Z	5.50%		02/15/2036	8,576,184
7,466,543	Federal Home Loan Mortgage Corporation, Series 3654-ZB	5.50%		11/15/2037	8,191,764
16,996,907	Federal Home Loan Mortgage Corporation, Series 3666-VZ	5.50%		08/15/2036	18,873,535
1,054,854	Federal Home Loan Mortgage Corporation, Series 3667-SB (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	4.42%	I/F I/O	05/15/2040	125,016
6,861,119	Federal Home Loan Mortgage Corporation, Series 3702-SG (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	4.02%	I/F I/O	08/15/2032	912,171
1,609,680	Federal Home Loan Mortgage Corporation, Series 3704-EI	5.00%	I/O	12/15/2036	392,715
3,159,179	Federal Home Loan Mortgage Corporation, Series 3712-SG (-5 x 1 Month LIBOR USD + 25.00%, 25.00% Cap)	14.50%	I/F	08/15/2040	4,100,392
4,363,532	Federal Home Loan Mortgage Corporation, Series 3724-CM	5.50%		06/15/2037	4,956,552
14,361,509	Federal Home Loan Mortgage Corporation, Series 3726-SA (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	4.02%	I/F I/O	09/15/2040	2,312,334
2,464,710	Federal Home Loan Mortgage Corporation, Series 3741-SC (-2 x 1 Month LIBOR USD + 10.00%, 10.00% Cap)	5.95%	I/F	10/15/2040	3,115,768
17,137,642	Federal Home Loan Mortgage Corporation, Series 3752-BS (-2 x 1 Month LIBOR USD + 10.00%, 10.00% Cap)	5.80%	I/F	11/15/2040	18,525,478
18,569,078	Federal Home Loan Mortgage Corporation, Series 3768-ZX	5.00%	>	12/15/2040	21,587,368
5,349,459	Federal Home Loan Mortgage Corporation, Series 3771-AL	4.00%		12/15/2030	5,662,737
15,114,870	Federal Home Loan Mortgage Corporation, Series 3779-BY	3.50%		12/15/2030	15,968,072
27,776,074	Federal Home Loan Mortgage Corporation, Series 3779-DZ	4.50%		12/15/2040	30,949,885
15,810,440	Federal Home Loan Mortgage Corporation, Series 3779-LB	4.00%		12/15/2030	16,825,495
3,500,000	Federal Home Loan Mortgage Corporation, Series 3779-YA	3.50%		12/15/2030	3,686,951
13,419,547	Federal Home Loan Mortgage Corporation, Series 3783-AC	4.00%		01/15/2031	14,334,666
8,689,698	Federal Home Loan Mortgage Corporation, Series 3786-SG (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	5.45%	I/F	01/15/2041	10,184,219
11,625,338	Federal Home Loan Mortgage Corporation, Series 3788-AY	3.50%		01/15/2031	12,120,732
4,410,236	Federal Home Loan Mortgage Corporation, Series 3790-Z	4.00%		01/15/2041	4,637,475
12,948,666	Federal Home Loan Mortgage Corporation, Series 3795-VZ	4.00%		01/15/2041	13,825,302
12,052,087	Federal Home Loan Mortgage Corporation, Series 3798-FG (1 Month LIBOR USD + 0.51%, 0.51% Floor, 7.00% Cap)	2.54%		01/15/2041	12,128,430
419,734	Federal Home Loan Mortgage Corporation, Series 3798-SD (-2 x 1 Month LIBOR USD + 9.60%, 9.60% Cap)	5.55%	I/F	12/15/2040	455,966
22,838,096	Federal Home Loan Mortgage Corporation, Series 3800-VZ	4.50%	>	02/15/2041	26,215,937
6,417,173	Federal Home Loan Mortgage Corporation, Series 3803-ZM	4.00%		02/15/2041	6,699,099
37,162,451	Federal Home Loan Mortgage Corporation, Series 3806-CZ	5.50%		07/15/2034	41,679,851
16,196,278	Federal Home Loan Mortgage Corporation, Series 3808-DB	3.50%		02/15/2031	16,792,865
13,442,182	Federal Home Loan Mortgage Corporation, Series 3812-EY	3.50%		02/15/2031	14,002,621
5,716,000	Federal Home Loan Mortgage Corporation, Series 3818-CZ	4.50%		03/15/2041	6,338,958
8,287,958	Federal Home Loan Mortgage Corporation, Series 3819-MS (-1 x 1 Month LIBOR USD + 6.47%, 6.47% Cap)	4.44%	I/F I/O	06/15/2040	724,193
8,725,484	Federal Home Loan Mortgage Corporation, Series 3819-ZU	5.50%		07/15/2034	9,678,159
31,888,007	Federal Home Loan Mortgage Corporation, Series 3824-EY	3.50%		03/15/2031	33,721,835
3,350,433	Federal Home Loan Mortgage Corporation, Series 3828-SW (-3 x 1 Month LIBOR USD + 13.20%, 13.20% Cap)	7.12%	I/F	02/15/2041	4,974,362
12,790,924	Federal Home Loan Mortgage Corporation, Series 3829-VZ	4.00%		03/15/2041	13,938,154
7,609,496	Federal Home Loan Mortgage Corporation, Series 3843-PZ	5.00%	>	04/15/2041	8,965,204
25,052,951	Federal Home Loan Mortgage Corporation, Series 3863-ZA	5.50%		08/15/2034	27,639,934
9,006,451	Federal Home Loan Mortgage Corporation, Series 3870-PB	4.50%		06/15/2041	9,629,286
39,547,617	Federal Home Loan Mortgage Corporation, Series 3871-LZ	5.50%		06/15/2041	45,623,017
12,034,654	Federal Home Loan Mortgage Corporation, Series 3872-BA	4.00%		06/15/2041	12,518,086
10,376,745	Federal Home Loan Mortgage Corporation, Series 3877-EY	4.50%		06/15/2041	11,422,569
5,529,586	Federal Home Loan Mortgage Corporation, Series 3877-GY	4.50%		06/15/2041	6,044,833
20,959,838	Federal Home Loan Mortgage Corporation, Series 3877-ZU	4.50%		06/15/2041	22,115,073
23,090,040	Federal Home Loan Mortgage Corporation, Series 3888-ZU	4.50%	>	06/15/2041	26,626,747
5,193,984	Federal Home Loan Mortgage Corporation, Series 3900-SB (-1 x 1 Month LIBOR USD + 5.97%, 5.97% Cap)	3.94%	I/F I/O	07/15/2041	691,357
29,165,899	Federal Home Loan Mortgage Corporation, Series 3901-VZ	4.00%		07/15/2041	31,164,069
26,942,332	Federal Home Loan Mortgage Corporation, Series 3910-GZ	5.00%	>	08/15/2041	30,847,823
5,394,043	Federal Home Loan Mortgage Corporation, Series 3910-ZE	5.00%		10/15/2034	5,986,982
8,974,954	Federal Home Loan Mortgage Corporation, Series 3919-KL	4.50%		09/15/2041	9,755,336
33,191,967	Federal Home Loan Mortgage Corporation, Series 3919-ZJ	4.00%	>	09/15/2041	37,145,774
2,269,595	Federal Home Loan Mortgage Corporation, Series 3942-JZ	4.00%		10/15/2041	2,366,559
9,306,971	Federal Home Loan Mortgage Corporation, Series 3944-AZ	4.00%		10/15/2041	9,747,822
2,973,918	Federal Home Loan Mortgage Corporation, Series 3946-SM (-3 x 1 Month LIBOR USD + 14.70%, 14.70% Cap)	8.62%	I/F	10/15/2041	3,845,363
6,040,637	Federal Home Loan Mortgage Corporation, Series 3957-DZ	3.50%		11/15/2041	6,285,494
25,241,586	Federal Home Loan Mortgage Corporation, Series 3969-AB	4.00%		10/15/2033	26,487,940
12,087,372	Federal Home Loan Mortgage Corporation, Series 3982-AZ	3.50%		01/15/2042	13,081,590
65,682,591	Federal Home Loan Mortgage Corporation, Series 3990-ZA	3.50%	>	01/15/2042	71,851,231
13,150,896	Federal Home Loan Mortgage Corporation, Series 3999-EZ	4.00%		02/15/2042	14,059,108
56,854,679	Federal Home Loan Mortgage Corporation, Series 3999-ZB	4.00%	>	02/15/2042	63,210,634
32,236,506	Federal Home Loan Mortgage Corporation, Series 4016-KZ	4.00%	>	03/15/2042	35,820,831
11,814,173	Federal Home Loan Mortgage Corporation, Series 4050-BC	2.00%		05/15/2041	11,724,702
7,277,361	Federal Home Loan Mortgage Corporation, Series 4050-ND	2.50%		09/15/2041	7,309,644
80,146,988	Federal Home Loan Mortgage Corporation, Series 4057-ZA	4.00%	>	06/15/2042	88,924,638
79,854,092	Federal Home Loan Mortgage Corporation, Series 4084-TZ	4.00%	>	07/15/2042	89,080,226
4,760,566	Federal Home Loan Mortgage Corporation, Series 4097-TG	2.00%		05/15/2039	4,768,538
44,121,086	Federal Home Loan Mortgage Corporation, Series 4097-ZA	3.50%	>	08/15/2042	48,267,321
97,063,000	Federal Home Loan Mortgage Corporation, Series 4109-GE	4.50%		10/15/2041	105,154,531
1,764,624	Federal Home Loan Mortgage Corporation, Series 4109-KD	3.00%		05/15/2032	1,766,278
4,618,325	Federal Home Loan Mortgage Corporation, Series 4121-AV	3.00%		12/15/2035	4,764,320
37,432,944	Federal Home Loan Mortgage Corporation, Series 4160-HP	2.50%		01/15/2033	38,046,544
30,988,900	Federal Home Loan Mortgage Corporation, Series 4162-ZJ	3.00%	>	02/15/2033	31,268,178
6,525,700	Federal Home Loan Mortgage Corporation, Series 4165-ZT	3.00%	>	02/15/2043	6,649,616
45,251,216	Federal Home Loan Mortgage Corporation, Series 4174-Z	3.50%	>	03/15/2043	49,018,751
114,471,328	Federal Home Loan Mortgage Corporation, Series 4179-AZ	4.00%	>	01/15/2041	125,000,607
32,787,407	Federal Home Loan Mortgage Corporation, Series 4183-ZB	3.00%	>	03/15/2043	33,675,294
17,568,426	Federal Home Loan Mortgage Corporation, Series 4186-ZJ	3.00%	>	03/15/2033	17,853,720
13,000,000	Federal Home Loan Mortgage Corporation, Series 4189-ML	3.00%		04/15/2038	13,408,564
158,263,310	Federal Home Loan Mortgage Corporation, Series 4212-US (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	2.88%	I/F	06/15/2043	158,814,842
4,914,283	Federal Home Loan Mortgage Corporation, Series 4215-KC	2.25%		03/15/2038	4,920,731

69,731,625	Federal Home Loan Mortgage Corporation, Series 4223-US (-1 x 1 Month LIBOR USD + 5.43%, 5.43% Cap)	2.90%	I/F	07/15/2043	70,874,652
25,584,552	Federal Home Loan Mortgage Corporation, Series 4223-ZV	4.00%	>	07/15/2043	28,358,654
30,729,599	Federal Home Loan Mortgage Corporation, Series 4229-TZ	3.00%	>	06/15/2043	31,150,041
31,980,690	Federal Home Loan Mortgage Corporation, Series 4229-ZA	4.00%	>	07/15/2043	35,485,214
21,059,784	Federal Home Loan Mortgage Corporation, Series 4249-CS (-1 x 1 Month LIBOR USD + 4.65%, 4.65% Cap)	3.07%	I/F	09/15/2043	20,304,938
22,846,878	Federal Home Loan Mortgage Corporation, Series 4250-BZ	3.00%	>	09/15/2033	23,263,457
23,647,945	Federal Home Loan Mortgage Corporation, Series 4267-BZ	4.00%	>	10/15/2040	25,213,844
22,572,305	Federal Home Loan Mortgage Corporation, Series 4283-ZL	3.00%	>	08/15/2033	23,334,089
45,481,625	Federal Home Loan Mortgage Corporation, Series 4323-GA	3.00%		06/15/2040	46,119,369
19,731,957	Federal Home Loan Mortgage Corporation, Series 4355-ZX	4.00%	>	05/15/2044	21,957,465
21,070,226	Federal Home Loan Mortgage Corporation, Series 4360-KA	3.00%		05/15/2040	21,469,734
32,379,653	Federal Home Loan Mortgage Corporation, Series 4375-CG	3.00%		04/15/2039	32,824,857
15,721,031	Federal Home Loan Mortgage Corporation, Series 4376-GZ	3.00%	>	08/15/2044	16,303,187
49,980,959	Federal Home Loan Mortgage Corporation, Series 4377-LZ	3.00%	>	08/15/2044	50,957,517
54,728,387	Federal Home Loan Mortgage Corporation, Series 4377-UZ	3.00%		08/15/2044	56,200,384
4,066,245	Federal Home Loan Mortgage Corporation, Series 4379-KA	3.00%		08/15/2044	4,193,047
17,324,842	Federal Home Loan Mortgage Corporation, Series 4384-A	3.00%		12/15/2040	17,676,701
27,320,422	Federal Home Loan Mortgage Corporation, Series 4384-ZY	3.00%	>	09/15/2044	28,004,481
1,544,242	Federal Home Loan Mortgage Corporation, Series 4386-US (-2 x 1 Month LIBOR USD + 8.14%, 8.14% Cap)	4.46%	I/F	09/15/2044	1,558,632
144,458,520	Federal Home Loan Mortgage Corporation, Series 4390-NY	3.00%		06/15/2040	147,279,997
138,464,720	Federal Home Loan Mortgage Corporation, Series 4390-NZ	3.00%	>	09/15/2044	142,265,923
37,578,743	Federal Home Loan Mortgage Corporation, Series 4391-MA	3.00%		07/15/2040	38,287,996
53,979,491	Federal Home Loan Mortgage Corporation, Series 4408-PB	3.00%		04/15/2044	54,858,785
66,193,252	Federal Home Loan Mortgage Corporation, Series 4427-CE	3.00%		02/15/2034	67,731,815
44,501,552	Federal Home Loan Mortgage Corporation, Series 4427-MA	3.00%		02/15/2034	45,688,537
27,581,232	Federal Home Loan Mortgage Corporation, Series 4427-PS (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	3.57%	I/F I/O	07/15/2044	3,670,979
36,777,712	Federal Home Loan Mortgage Corporation, Series 4429-HA	3.00%		04/15/2034	37,913,455
26,385,711	Federal Home Loan Mortgage Corporation, Series 4434-LZ	3.00%	>	02/15/2045	26,865,667
8,734,433	Federal Home Loan Mortgage Corporation, Series 4438-B	3.00%		10/15/2043	8,974,054
9,865,962	Federal Home Loan Mortgage Corporation, Series 4441-VZ	3.00%	>	02/15/2045	10,042,742
40,399,206	Federal Home Loan Mortgage Corporation, Series 4444-CH	3.00%		01/15/2041	41,204,346
28,680,121	Federal Home Loan Mortgage Corporation, Series 4444-CZ	3.00%	>	02/15/2045	29,741,532
39,157,079	Federal Home Loan Mortgage Corporation, Series 4447-A	3.00%		06/15/2041	39,984,860
27,527,758	Federal Home Loan Mortgage Corporation, Series 4447-YZ	4.00%	>	08/15/2043	30,455,886
8,582,580	Federal Home Loan Mortgage Corporation, Series 4450-JZ	3.00%	>	03/15/2045	8,718,478
7,463,708	Federal Home Loan Mortgage Corporation, Series 4461-LZ	3.00%	>	03/15/2045	7,572,813
8,803,173	Federal Home Loan Mortgage Corporation, Series 4462-ZA	3.00%	>	04/15/2045	9,014,525
51,367,062	Federal Home Loan Mortgage Corporation, Series 4463-ZC	3.00%	>	04/15/2045	52,670,984
28,537,257	Federal Home Loan Mortgage Corporation, Series 4467-ZA	3.00%	>	04/15/2045	29,279,368
129,061,127	Federal Home Loan Mortgage Corporation, Series 4471-BA	3.00%		12/15/2041	132,383,238
112,225,808	Federal Home Loan Mortgage Corporation, Series 4471-BC	3.00%		12/15/2041	115,114,568
103,547,332	Federal Home Loan Mortgage Corporation, Series 4471-GA	3.00%		02/15/2044	106,690,263
46,383,850	Federal Home Loan Mortgage Corporation, Series 4481-B	3.00%		12/15/2042	47,516,098
179,450,157	Federal Home Loan Mortgage Corporation, Series 4483-CA	3.00%		06/15/2044	184,353,596
78,332,615	Federal Home Loan Mortgage Corporation, Series 4483-PA	2.50%		06/15/2045	79,040,022
17,037,062	Federal Home Loan Mortgage Corporation, Series 4484-ZL	3.00%	>	06/15/2045	17,277,901
9,254,062	Federal Home Loan Mortgage Corporation, Series 4492-GZ	3.50%	>	07/15/2045	9,862,694
30,752,259	Federal Home Loan Mortgage Corporation, Series 4498-PD	2.50%		08/15/2042	31,040,491
26,240,654	Federal Home Loan Mortgage Corporation, Series 4499-AB	3.00%		06/15/2042	26,844,913
42,522,366	Federal Home Loan Mortgage Corporation, Series 4504-CA	3.00%		04/15/2044	43,707,630
41,806,155	Federal Home Loan Mortgage Corporation, Series 4510-HB	2.00%		03/15/2040	41,485,121
23,218,896	Federal Home Loan Mortgage Corporation, Series 4511-QA	3.00%		01/15/2041	23,536,303
20,552,547	Federal Home Loan Mortgage Corporation, Series 4511-QC	3.00%		12/15/2040	20,836,016
123,561,442	Federal Home Loan Mortgage Corporation, Series 4527-CA	3.00%		02/15/2044	127,158,736
54,820,464	Federal Home Loan Mortgage Corporation, Series 4527-GA	3.00%		02/15/2044	56,136,649
116,670,537	Federal Home Loan Mortgage Corporation, Series 4533-AB	3.00%		06/15/2044	119,381,622
108,231,139	Federal Home Loan Mortgage Corporation, Series 4543-HG	2.70%		04/15/2044	109,531,536
173,221,785	Federal Home Loan Mortgage Corporation, Series 4573-CA	3.00%		11/15/2044	178,520,034
53,940,777	Federal Home Loan Mortgage Corporation, Series 4573-DA	3.00%		03/15/2045	55,628,563
119,916,330	Federal Home Loan Mortgage Corporation, Series 4582-HA	3.00%		09/15/2045	123,851,960
69,461,825	Federal Home Loan Mortgage Corporation, Series 4588-DA	3.00%		02/15/2044	70,861,495
65,512,823	Federal Home Loan Mortgage Corporation, Series 4629-KA	3.00%		03/15/2045	66,857,578
52,633,822	Federal Home Loan Mortgage Corporation, Series 4738-LA	3.00%		11/15/2043	53,864,612
42,938,870	Federal Home Loan Mortgage Corporation, Series 4744-KA	3.00%		08/15/2046	44,396,820
57,111,243	Federal Home Loan Mortgage Corporation, Series 4750-PA	3.00%		07/15/2046	58,020,699
86,815,263	Federal Home Loan Mortgage Corporation, Series 4752-PL	3.00%		09/15/2046	89,781,723
60,580,210	Federal Home Loan Mortgage Corporation, Series 4763-QA	3.00%		06/15/2043	61,517,211
62,396,258	Federal Home Loan Mortgage Corporation, Series 4766-JA	3.00%		07/15/2044	63,683,305
460,805,195	Federal Home Loan Mortgage Corporation, Series 4791-JT	3.00%		05/15/2048	470,406,900
29,148,652	Federal Home Loan Mortgage Corporation, Series 4791-LO	0.00%	P/O	05/15/2048	27,156,013
89,042,616	Federal Home Loan Mortgage Corporation, Series 4791-PO	0.00%	P/O	05/15/2048	82,857,680
99,805,712	Federal Home Loan Mortgage Corporation, Series 4792-A	3.00%		05/15/2048	101,319,086
43,869,197	Federal Home Loan Mortgage Corporation, Series 4793-C	3.00%		06/15/2048	44,714,144
44,770,093	Federal Home Loan Mortgage Corporation, Series 4795-AO	0.00%	P/O	05/15/2048	41,860,109
46,938,658	Federal Home Loan Mortgage Corporation, Series 4801-OG	0.00%	P/O	06/15/2048	43,833,793
29,634,834	Federal Home Loan Mortgage Corporation, Series 4901-BD	3.00%		07/25/2049	30,429,391
55,842,124	Federal Home Loan Mortgage Corporation, Series R003-ZA	5.50%		10/15/2035	63,029,637
8,001,279	Federal National Mortgage Association Pass-Thru, Pool 555743	5.00%		09/01/2033	8,837,583
6,031,069	Federal National Mortgage Association Pass-Thru, Pool 735382	5.00%		04/01/2035	6,662,701
9,917,893	Federal National Mortgage Association Pass-Thru, Pool 735402	5.00%		04/01/2035	10,956,377
6,967,519	Federal National Mortgage Association Pass-Thru, Pool 735484	5.00%		05/01/2035	7,695,979
2,723,717	Federal National Mortgage Association Pass-Thru, Pool 735667	5.00%		07/01/2035	3,008,468
2,249,325	Federal National Mortgage Association Pass-Thru, Pool 735893	5.00%		10/01/2035	2,485,591
5,568,050	Federal National Mortgage Association Pass-Thru, Pool 745275	5.00%		02/01/2036	6,152,917
227,540	Federal National Mortgage Association Pass-Thru, Pool 888695	5.00%		08/01/2037	250,979
1,338,769	Federal National Mortgage Association Pass-Thru, Pool 888968	5.00%		08/01/2035	1,479,275
11,331,342	Federal National Mortgage Association Pass-Thru, Pool 890549	4.00%		11/01/2043	12,130,880
13,922,255	Federal National Mortgage Association Pass-Thru, Pool 890565	3.00%		11/01/2043	14,353,851
721,305	Federal National Mortgage Association Pass-Thru, Pool 931104	5.00%		05/01/2039	794,864
182,030	Federal National Mortgage Association Pass-Thru, Pool 975116	5.00%		05/01/2038	201,016
1,502,503	Federal National Mortgage Association Pass-Thru, Pool 986864	6.50%		08/01/2038	1,744,500
1,163,940	Federal National Mortgage Association Pass-Thru, Pool 987316	6.50%		09/01/2038	1,365,512
10,796,422	Federal National Mortgage Association Pass-Thru, Pool 995203	5.00%		07/01/2035	11,925,859
18,070,038	Federal National Mortgage Association Pass-Thru, Pool 995849	5.00%		08/01/2036	19,963,389
16,448,960	Federal National Mortgage Association Pass-Thru, Pool AB2123	4.00%		01/01/2031	17,432,411
209,902	Federal National Mortgage Association Pass-Thru, Pool AB2370	4.50%		09/01/2035	218,099
1,437,955	Federal National Mortgage Association Pass-Thru, Pool AB3713	4.00%		10/01/2031	1,523,816
9,053,379	Federal National Mortgage Association Pass-Thru, Pool AB3796	3.50%		11/01/2031	9,424,379
4,274,611	Federal National Mortgage Association Pass-Thru, Pool AB3850	4.00%		11/01/2041	4,420,493
5,783,678	Federal National Mortgage Association Pass-Thru, Pool AB3923	4.00%		11/01/2041	5,980,751
30,050,593	Federal National Mortgage Association Pass-Thru, Pool AB4167	3.50%		01/01/2032	31,282,168
28,640,055	Federal National Mortgage Association Pass-Thru, Pool AB4261	3.50%		01/01/2032	29,807,300
5,402,417	Federal National Mortgage Association Pass-Thru, Pool AB5084	3.50%		05/01/2032	5,623,813
9,955,201	Federal National Mortgage Association Pass-Thru, Pool AB5156	3.50%		05/01/2032	10,363,207
17,434,247	Federal National Mortgage Association Pass-Thru, Pool AB5212	3.50%		05/01/2032	18,142,793
8,297,666	Federal National Mortgage Association Pass-Thru, Pool AB5243	4.00%		05/01/2042	8,582,426
25,634,476	Federal National Mortgage Association Pass-Thru, Pool AB5911	3.00%		08/01/2032	26,443,229
7,521,064	Federal National Mortgage Association Pass-Thru, Pool AB6280	3.00%		09/01/2042	7,749,963
11,231,094	Federal National Mortgage Association Pass-Thru, Pool AB6349	3.00%		10/01/2032	11,585,473
32,837,812	Federal National Mortgage Association Pass-Thru, Pool AB6750	3.00%		10/01/2032	33,869,346
16,216,501	Federal National Mortgage Association Pass-Thru, Pool AB6751	3.00%		10/01/2032	16,666,913
102,941,234	Federal National Mortgage Association Pass-Thru, Pool AB6854	3.00%		11/01/2042	106,135,238
72,228,875	Federal National Mortgage Association Pass-Thru, Pool AB7077	3.00%		11/01/2042	74,470,052

54,908,406	Federal National Mortgage Association Pass-Thru, Pool AB7344	3.00%	12/01/2032	56,641,074
26,794,838	Federal National Mortgage Association Pass-Thru, Pool AB7776	3.00%	02/01/2043	27,609,977
32,022,032	Federal National Mortgage Association Pass-Thru, Pool AB7877	3.00%	02/01/2043	32,994,814
14,175,056	Federal National Mortgage Association Pass-Thru, Pool AB8418	3.00%	02/01/2033	14,622,410
20,141,775	Federal National Mortgage Association Pass-Thru, Pool AB8520	3.00%	02/01/2033	20,775,744
25,046,862	Federal National Mortgage Association Pass-Thru, Pool AB8703	3.00%	03/01/2038	25,821,076
11,787,495	Federal National Mortgage Association Pass-Thru, Pool AB8858	3.00%	04/01/2033	12,159,530
22,185,466	Federal National Mortgage Association Pass-Thru, Pool AB9020	3.00%	04/01/2038	22,873,226
18,715,263	Federal National Mortgage Association Pass-Thru, Pool AB9197	3.00%	05/01/2033	19,306,015
55,571,353	Federal National Mortgage Association Pass-Thru, Pool AB9406	3.00%	05/01/2033	57,318,922
10,930,961	Federal National Mortgage Association Pass-Thru, Pool AB9409	3.00%	05/01/2033	11,275,975
818,797	Federal National Mortgage Association Pass-Thru, Pool AD2177	4.50%	06/01/2030	877,691
905,399	Federal National Mortgage Association Pass-Thru, Pool AD6438	5.00%	06/01/2040	994,340
670,424	Federal National Mortgage Association Pass-Thru, Pool AD7859	5.00%	06/01/2040	735,906
7,909,576	Federal National Mortgage Association Pass-Thru, Pool AH0607	4.00%	12/01/2040	8,453,817
868,289	Federal National Mortgage Association Pass-Thru, Pool AH1140	4.50%	12/01/2040	910,309
7,861,794	Federal National Mortgage Association Pass-Thru, Pool AH4437	4.00%	01/01/2041	8,130,005
1,660,448	Federal National Mortgage Association Pass-Thru, Pool AH7309	4.00%	02/01/2031	1,759,566
6,222,600	Federal National Mortgage Association Pass-Thru, Pool AH9323	4.00%	04/01/2026	6,503,428
492,049	Federal National Mortgage Association Pass-Thru, Pool AI8889	4.00%	08/01/2041	508,962
4,635,428	Federal National Mortgage Association Pass-Thru, Pool AI9831	4.00%	09/01/2041	4,793,039
897,931	Federal National Mortgage Association Pass-Thru, Pool AJ1265	4.00%	09/01/2041	927,154
1,913,834	Federal National Mortgage Association Pass-Thru, Pool AJ1399	4.00%	09/01/2041	1,977,910
4,692,805	Federal National Mortgage Association Pass-Thru, Pool AJ1467	4.00%	10/01/2041	4,852,232
3,381,848	Federal National Mortgage Association Pass-Thru, Pool AJ3392	4.00%	10/01/2041	3,494,287
1,823,550	Federal National Mortgage Association Pass-Thru, Pool AJ3854	4.00%	10/01/2041	1,886,146
21,677,789	Federal National Mortgage Association Pass-Thru, Pool AJ4118	4.00%	11/01/2041	22,416,394
4,902,010	Federal National Mortgage Association Pass-Thru, Pool AJ4131	4.00%	10/01/2041	5,068,896
1,183,293	Federal National Mortgage Association Pass-Thru, Pool AJ5172	4.00%	11/01/2041	1,223,897
26,334,773	Federal National Mortgage Association Pass-Thru, Pool AJ5322	4.00%	11/01/2041	28,153,128
15,916,470	Federal National Mortgage Association Pass-Thru, Pool AJ7677	3.50%	12/01/2041	16,236,132
2,263,389	Federal National Mortgage Association Pass-Thru, Pool AJ8334	4.00%	12/01/2041	2,340,430
28,181,013	Federal National Mortgage Association Pass-Thru, Pool AK0713	3.50%	01/01/2032	29,335,776
7,402,217	Federal National Mortgage Association Pass-Thru, Pool AK4039	4.00%	02/01/2042	7,656,070
5,321,297	Federal National Mortgage Association Pass-Thru, Pool AK4763	4.00%	02/01/2042	5,504,034
6,089,385	Federal National Mortgage Association Pass-Thru, Pool AK9438	4.00%	03/01/2042	6,298,171
6,508,419	Federal National Mortgage Association Pass-Thru, Pool AK9439	4.00%	03/01/2042	6,731,258
618,535	Federal National Mortgage Association Pass-Thru, Pool AK9446	4.50%	03/01/2042	643,508
108,487,382	Federal National Mortgage Association Pass-Thru, Pool AL3699	3.00%	06/01/2043	111,776,543
55,120,136	Federal National Mortgage Association Pass-Thru, Pool AL3883	3.00%	07/01/2043	56,792,127
2,680,921	Federal National Mortgage Association Pass-Thru, Pool AL4292	4.50%	04/01/2026	2,797,921
8,860,361	Federal National Mortgage Association Pass-Thru, Pool AL4312	4.00%	10/01/2043	9,489,121
21,455,683	Federal National Mortgage Association Pass-Thru, Pool AL6075	3.50%	09/01/2053	21,701,906
28,958,070	Federal National Mortgage Association Pass-Thru, Pool AL6076	3.00%	06/01/2053	28,952,470
73,610,540	Federal National Mortgage Association Pass-Thru, Pool AL6141	4.00%	04/01/2042	78,868,648
55,486,189	Federal National Mortgage Association Pass-Thru, Pool AL6325	3.00%	10/01/2044	57,165,811
22,514,618	Federal National Mortgage Association Pass-Thru, Pool AL6486	4.50%	02/01/2045	24,211,277
62,236,021	Federal National Mortgage Association Pass-Thru, Pool AL6538	4.50%	06/01/2044	67,462,484
53,710,873	Federal National Mortgage Association Pass-Thru, Pool AL8304	3.50%	03/01/2046	56,514,910
25,885,023	Federal National Mortgage Association Pass-Thru, Pool AO2980	4.00%	05/01/2042	26,774,690
61,521,159	Federal National Mortgage Association Pass-Thru, Pool AP4787	3.50%	09/01/2042	62,756,246
56,261,424	Federal National Mortgage Association Pass-Thru, Pool AP4789	3.50%	09/01/2042	57,388,010
15,704,452	Federal National Mortgage Association Pass-Thru, Pool AQ5541	3.00%	12/01/2042	16,191,732
17,573,108	Federal National Mortgage Association Pass-Thru, Pool AR9856	3.00%	04/01/2043	18,118,454
22,278,290	Federal National Mortgage Association Pass-Thru, Pool AS1927	4.50%	03/01/2044	23,964,565
22,063,924	Federal National Mortgage Association Pass-Thru, Pool AS2038	4.50%	03/01/2044	23,736,274
19,497,014	Federal National Mortgage Association Pass-Thru, Pool AS2517	4.50%	05/01/2044	20,965,554
9,039,331	Federal National Mortgage Association Pass-Thru, Pool AS2551	4.50%	06/01/2044	9,683,999
7,560,794	Federal National Mortgage Association Pass-Thru, Pool AS2765	4.50%	07/01/2044	8,065,347
31,914,487	Federal National Mortgage Association Pass-Thru, Pool AS3201	3.00%	08/01/2034	32,915,716
14,604,339	Federal National Mortgage Association Pass-Thru, Pool AS3456	3.00%	10/01/2034	15,062,999
29,337,052	Federal National Mortgage Association Pass-Thru, Pool AS3666	3.00%	10/01/2034	30,259,421
135,189,988	Federal National Mortgage Association Pass-Thru, Pool AS3961	3.00%	12/01/2044	138,671,699
42,469,976	Federal National Mortgage Association Pass-Thru, Pool AS4154	3.00%	12/01/2044	43,540,526
24,328,480	Federal National Mortgage Association Pass-Thru, Pool AS4212	3.00%	01/01/2035	25,033,352
38,118,958	Federal National Mortgage Association Pass-Thru, Pool AS4281	3.00%	01/01/2035	39,222,823
26,951,863	Federal National Mortgage Association Pass-Thru, Pool AS4345	3.50%	01/01/2045	28,324,337
29,113,312	Federal National Mortgage Association Pass-Thru, Pool AS4360	3.00%	01/01/2035	29,956,668
264,783,458	Federal National Mortgage Association Pass-Thru, Pool AS4625	3.00%	03/01/2045	271,392,323
108,760,103	Federal National Mortgage Association Pass-Thru, Pool AS4645	3.00%	03/01/2045	111,458,970
36,568,390	Federal National Mortgage Association Pass-Thru, Pool AS4779	3.00%	04/01/2035	37,630,014
35,352,570	Federal National Mortgage Association Pass-Thru, Pool AS4780	3.00%	04/01/2035	36,379,408
47,798,172	Federal National Mortgage Association Pass-Thru, Pool AS4840	3.00%	04/01/2035	49,186,382
23,462,332	Federal National Mortgage Association Pass-Thru, Pool AS4881	3.00%	05/01/2035	24,143,691
24,524,634	Federal National Mortgage Association Pass-Thru, Pool AS4882	3.00%	05/01/2035	25,236,711
52,395,786	Federal National Mortgage Association Pass-Thru, Pool AX9696	3.00%	07/01/2045	52,902,045
64,173,418	Federal National Mortgage Association Pass-Thru, Pool AY3974	3.00%	03/01/2045	65,763,632
20,691,879	Federal National Mortgage Association Pass-Thru, Pool AY4295	3.00%	02/01/2045	20,890,351
11,539,028	Federal National Mortgage Association Pass-Thru, Pool AY4296	3.00%	01/01/2045	11,649,638
12,138,741	Federal National Mortgage Association Pass-Thru, Pool AY5471	3.00%	03/01/2045	12,255,417
19,128,144	Federal National Mortgage Association Pass-Thru, Pool BC0785	3.50%	04/01/2046	20,126,858
47,934,170	Federal National Mortgage Association Pass-Thru, Pool BC9003	3.00%	11/01/2046	49,124,884
2,069,947	Federal National Mortgage Association Pass-Thru, Pool MA0264	4.50%	12/01/2029	2,206,689
7,581,712	Federal National Mortgage Association Pass-Thru, Pool MA0353	4.50%	03/01/2030	8,132,949
1,629,400	Federal National Mortgage Association Pass-Thru, Pool MA0406	4.50%	05/01/2030	1,747,820
111,026	Federal National Mortgage Association Pass-Thru, Pool MA0445	5.00%	06/01/2040	116,701
61,796	Federal National Mortgage Association Pass-Thru, Pool MA0459	4.00%	07/01/2020	64,271
226,369	Federal National Mortgage Association Pass-Thru, Pool MA0468	5.00%	07/01/2040	237,914
226,856	Federal National Mortgage Association Pass-Thru, Pool MA0502	4.00%	08/01/2020	235,944
125,105	Federal National Mortgage Association Pass-Thru, Pool MA0517	4.00%	09/01/2020	130,117
2,406,876	Federal National Mortgage Association Pass-Thru, Pool MA0534	4.00%	10/01/2030	2,550,502
792,340	Federal National Mortgage Association Pass-Thru, Pool MA0536	4.00%	10/01/2020	824,081
1,134,905	Federal National Mortgage Association Pass-Thru, Pool MA0580	4.00%	11/01/2020	1,180,370
530,573	Federal National Mortgage Association Pass-Thru, Pool MA0587	4.00%	12/01/2030	562,287
12,941,038	Federal National Mortgage Association Pass-Thru, Pool MA0616	4.00%	01/01/2031	13,715,354
5,280,240	Federal National Mortgage Association Pass-Thru, Pool MA0896	4.00%	11/01/2041	5,460,629
100,243,059	Federal National Mortgage Association Pass-Thru, Pool MA0919	3.50%	12/01/2031	104,343,699
43,063,009	Federal National Mortgage Association Pass-Thru, Pool MA0949	3.50%	01/01/2032	44,825,209
51,995,579	Federal National Mortgage Association Pass-Thru, Pool MA0976	3.50%	02/01/2032	54,123,125
25,694,443	Federal National Mortgage Association Pass-Thru, Pool MA1010	3.50%	03/01/2032	26,746,224
8,210,818	Federal National Mortgage Association Pass-Thru, Pool MA1039	3.50%	04/01/2042	8,375,898
35,110,265	Federal National Mortgage Association Pass-Thru, Pool MA1059	3.50%	05/01/2032	36,545,805
5,219,951	Federal National Mortgage Association Pass-Thru, Pool MA1068	3.50%	05/01/2042	5,324,111
74,107,149	Federal National Mortgage Association Pass-Thru, Pool MA1084	3.50%	06/01/2032	77,094,222
11,875,843	Federal National Mortgage Association Pass-Thru, Pool MA1093	3.50%	06/01/2042	12,114,190
8,451,721	Federal National Mortgage Association Pass-Thru, Pool MA1094	4.00%	06/01/2042	8,739,735
45,254,237	Federal National Mortgage Association Pass-Thru, Pool MA1107	3.50%	07/01/2032	47,107,175
115,571,137	Federal National Mortgage Association Pass-Thru, Pool MA1117	3.50%	07/01/2042	117,895,110
133,181,784	Federal National Mortgage Association Pass-Thru, Pool MA1136	3.50%	08/01/2042	135,851,336
30,395,934	Federal National Mortgage Association Pass-Thru, Pool MA1138	3.50%	08/01/2032	31,639,636
35,070,508	Federal National Mortgage Association Pass-Thru, Pool MA1179	3.50%	09/01/2042	35,774,115
5,883,655	Federal National Mortgage Association Pass-Thru, Pool MA1201	3.50%	10/01/2032	6,124,880
76,836,891	Federal National Mortgage Association Pass-Thru, Pool MA1209	3.50%	10/01/2042	78,380,194

38,831,376	Federal National Mortgage Association Pass-Thru, Pool MA1237	3.00%		11/01/2032	40,333,727
4,884,635	Federal National Mortgage Association Pass-Thru, Pool MA1242	3.50%		11/01/2042	4,982,298
21,360,191	Federal National Mortgage Association Pass-Thru, Pool MA1338	3.00%		02/01/2033	22,033,987
83,569,342	Federal National Mortgage Association Pass-Thru, Pool MA1366	3.00%		03/01/2033	86,206,670
51,313,250	Federal National Mortgage Association Pass-Thru, Pool MA1401	3.00%		04/01/2033	52,932,712
88,317,663	Federal National Mortgage Association Pass-Thru, Pool MA1459	3.00%		06/01/2033	91,102,430
11,275,028	Federal National Mortgage Association Pass-Thru, Pool MA1490	3.00%		07/01/2033	11,630,526
63,789,553	Federal National Mortgage Association Pass-Thru, Pool MA2018	3.50%		09/01/2034	66,392,462
25,478,765	Federal National Mortgage Association Pass-Thru, Pool MA2114	3.50%		12/01/2044	25,986,271
20,325,786	Federal National Mortgage Association Pass-Thru, Pool MA2151	3.50%		01/01/2045	20,730,242
37,431,863	Federal National Mortgage Association Pass-Thru, Pool MA2164	3.50%		02/01/2035	38,960,404
81,822,534	Federal National Mortgage Association Pass-Thru, Pool MA2166	3.50%		02/01/2045	83,452,476
87,913,019	Federal National Mortgage Association Pass-Thru, Pool MA2248	3.00%		04/01/2045	88,758,918
89,290,400	Federal National Mortgage Association Pass-Thru, Pool MA2270	3.00%		05/01/2045	90,149,477
108,339,508	Federal National Mortgage Association Pass-Thru, Pool MA2650	3.50%		06/01/2046	110,491,952
41,405,416	Federal National Mortgage Association Pass-Thru, Pool MA2833	3.00%		12/01/2046	42,432,788
6,981,650	Federal National Mortgage Association Pass-Thru, Pool MA3894	4.00%		09/01/2031	7,399,069
29,007,194	Federal National Mortgage Association, Pool AL9220	3.00%		06/01/2045	29,906,476
46,715,195	Federal National Mortgage Association, Pool AL9445	3.00%		07/01/2031	48,224,956
14,736,960	Federal National Mortgage Association, Pool AN1210	2.85%		05/01/2031	15,542,258
10,026,000	Federal National Mortgage Association, Pool AN7452	3.12%		11/01/2032	10,804,986
69,140,552	Federal National Mortgage Association, Pool AS7473	3.00%		07/01/2046	69,805,837
154,869,144	Federal National Mortgage Association, Pool AS7661	3.00%		08/01/2046	156,357,853
65,584,518	Federal National Mortgage Association, Pool AS8056	3.00%		10/01/2046	67,212,743
86,275,419	Federal National Mortgage Association, Pool AS8111	3.00%		10/01/2041	88,950,323
55,058,622	Federal National Mortgage Association, Pool AS8269	3.00%		11/01/2046	56,426,323
58,049,150	Federal National Mortgage Association, Pool AS8306	3.00%		11/01/2041	59,676,284
83,315,887	Federal National Mortgage Association, Pool AS8356	3.00%		11/01/2046	84,337,825
17,891,699	Federal National Mortgage Association, Pool AZ0576	3.50%		04/01/2042	18,427,229
14,747,504	Federal National Mortgage Association, Pool BC9081	3.00%		12/01/2046	15,148,043
9,948,470	Federal National Mortgage Association, Pool BL1851	3.83%		05/01/2049	11,001,842
10,510,204	Federal National Mortgage Association, Pool BL2274	3.13%		05/01/2031	11,307,225
29,700,000	Federal National Mortgage Association, Pool BL2906	3.19%		07/01/2031	32,117,562
15,825,000	Federal National Mortgage Association, Pool BL2923	3.19%		06/01/2031	17,136,932
27,640,000	Federal National Mortgage Association, Pool BL2936	3.04%		06/01/2031	29,532,056
23,506,500	Federal National Mortgage Association, Pool BL3118	2.87%		07/01/2031	24,959,834
13,650,000	Federal National Mortgage Association, Pool BL3145	3.01%		07/01/2031	14,547,871
7,200,000	Federal National Mortgage Association, Pool BL3176	2.91%		07/01/2031	7,598,661
12,030,000	Federal National Mortgage Association, Pool BL3201	2.95%		07/01/2031	12,742,115
22,260,000	Federal National Mortgage Association, Pool BL3240	2.97%		07/01/2031	23,623,243
9,964,500	Federal National Mortgage Association, Pool BL3358	2.64%		08/01/2029	10,346,894
54,600,000	Federal National Mortgage Association, Pool BL3410	2.85%		08/01/2031	57,489,629
29,436,000	Federal National Mortgage Association, Pool BL3450	2.81%		09/01/2031	30,857,997
13,499,000	Federal National Mortgage Association, Pool BL3510	2.76%		08/01/2031	14,180,875
14,905,000	Federal National Mortgage Association, Pool BL3511	2.76%		08/01/2031	15,663,686
9,419,000	Federal National Mortgage Association, Pool BL3512	2.76%		08/01/2031	9,898,441
39,896,000	Federal National Mortgage Association, Pool BL3513	2.76%		08/01/2031	41,926,765
13,703,000	Federal National Mortgage Association, Pool BL3515	2.76%		08/01/2031	14,400,503
38,400,000	Federal National Mortgage Association, Pool BL3516	2.76%		08/01/2031	40,050,545
10,600,000	Federal National Mortgage Association, Pool BL3538	2.69%		08/01/2029	11,054,178
31,449,024	Federal National Mortgage Association, Pool BL3647	2.69%		08/01/2030	32,549,354
12,937,500	Federal National Mortgage Association, Pool BL3671	2.59%		08/01/2029	13,365,905
32,746,000	Federal National Mortgage Association, Pool BL3713	2.77%		08/01/2031	34,187,084
26,342,000	Federal National Mortgage Association, Pool BL3809	2.67%		09/01/2031	27,238,676
8,983,000	Federal National Mortgage Association, Pool BL3838	2.68%		09/01/2031	9,297,179
50,000,000	Federal National Mortgage Association, Pool BL3842	2.55%		09/01/2031	51,288,371
5,920,000	Federal National Mortgage Association, Pool BL3993	2.63%		09/01/2031	6,137,739
6,476,000	Federal National Mortgage Association, Pool BL4020	2.56%		09/01/2031	6,674,342
27,690,000	Federal National Mortgage Association, Pool BL4098	2.27%		09/01/2029	28,055,520
15,334,000	Federal National Mortgage Association, Pool BL4226	2.44%		09/01/2031	15,618,109
3,330,000	Federal National Mortgage Association, Pool BL4330	2.46%		09/01/2031	3,383,139
30,187,000	Federal National Mortgage Association, Pool BL1477	2.40%		11/25/2031	30,451,136
54,203,000	Federal National Mortgage Association, Pool BL1481	2.40%		10/25/2031	54,677,276
24,380,000	Federal National Mortgage Association, Pool BL1489	2.29%		10/25/2029	24,410,475
25,700,000	Federal National Mortgage Association, Pool BL1497	2.37%		10/25/2031	25,796,375
6,496,000	Federal National Mortgage Association, Pool BM6932	2.37%		10/25/2031	6,512,240
97,696,815	Federal National Mortgage Association, Pool BM5112	3.00%		11/01/2033	100,657,473
56,241,494	Federal National Mortgage Association, Pool BM5299	3.00%		12/01/2046	57,633,428
84,606,907	Federal National Mortgage Association, Pool BM5633	3.00%		07/01/2047	86,701,803
24,404,575	Federal National Mortgage Association, Pool BM5834	3.00%		04/01/2048	24,636,101
41,462,765	Federal National Mortgage Association, Pool CA0862	3.50%		09/01/2047	42,832,686
15,437,573	Federal National Mortgage Association, Pool CA3898	3.00%		07/01/2034	15,921,480
150,328,235	Federal National Mortgage Association, Pool FM1000	3.00%		04/01/2047	153,881,084
106,700,000	Federal National Mortgage Association, Pool JM2201	2.62%		10/25/2031	110,018,370
51,051,000	Federal National Mortgage Association, Pool JM2239	2.37%		10/25/2031	51,362,411
12,561,084	Federal National Mortgage Association, Pool JM2243	2.31%		10/25/2031	12,563,596
3,200,000	Federal National Mortgage Association, Pool JM2312	2.29%		10/25/2031	3,196,480
107,000,000	Federal National Mortgage Association, Pool JM2358	2.41%		10/25/2029	109,150,700
19,250,000	Federal National Mortgage Association, Pool JM2367	2.42%		12/25/2031	19,390,525
102,385,000	Federal National Mortgage Association, Pool MA2259	3.00%		05/01/2035	105,355,341
104,597,320	Federal National Mortgage Association, Pool MA2621	3.50%		05/01/2046	106,678,684
101,252,203	Federal National Mortgage Association, Pool MA2649	3.00%		06/01/2046	102,223,628
35,647,592	Federal National Mortgage Association, Pool MA2673	3.00%		07/01/2046	35,989,062
107,374,987	Federal National Mortgage Association, Pool MA2711	3.00%		08/01/2046	108,403,641
9,919,169	Federal National Mortgage Association, Pool MA2743	3.00%		09/01/2046	10,014,098
136,409,415	Federal National Mortgage Association, Pool MA2806	3.00%		11/01/2046	139,790,942
48,164,602	Federal National Mortgage Association, Pool MA2895	3.00%		02/01/2047	49,358,687
708,312	Federal National Mortgage Association, Series 2002-70-QZ	5.50%		11/25/2032	784,070
1,049,825	Federal National Mortgage Association, Series 2002-75-ZG	5.50%		11/25/2032	1,154,550
14,543,965	Federal National Mortgage Association, Series 2003-129-ZT	5.50%		01/25/2034	16,275,563
2,785,308	Federal National Mortgage Association, Series 2003-29-ZL	5.00%		04/25/2033	3,027,634
1,377,546	Federal National Mortgage Association, Series 2003-64-ZG	5.50%		07/25/2033	1,499,832
11,288,287	Federal National Mortgage Association, Series 2003-84-PZ	5.00%		09/25/2033	12,552,312
9,294,209	Federal National Mortgage Association, Series 2003-W17-1A7	5.75%		08/25/2033	10,166,746
2,740,572	Federal National Mortgage Association, Series 2004-46-PJ (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.98%	I/F I/O	03/25/2034	278,742
2,697,054	Federal National Mortgage Association, Series 2004-51-XP (-1 x 1 Month LIBOR USD + 7.70%, 7.70% Cap)	5.68%	I/F I/O	07/25/2034	524,570
4,409,556	Federal National Mortgage Association, Series 2004-W10-A6	5.75%		08/25/2034	4,915,904
234,060	Federal National Mortgage Association, Series 2004-W4-A5	5.50%		06/25/2034	235,416
195,833	Federal National Mortgage Association, Series 2005-107-EG	4.50%		01/25/2026	204,451
667,843	Federal National Mortgage Association, Series 2005-37-ZK	4.50%		05/25/2035	697,930
4,888,558	Federal National Mortgage Association, Series 2005-87-SG (-1 x 1 Month LIBOR USD + 6.70%, 6.70% Cap)	4.68%	I/F I/O	10/25/2035	854,934
4,096,128	Federal National Mortgage Association, Series 2006-101-SA (-1 x 1 Month LIBOR USD + 6.58%, 6.58% Cap)	4.56%	I/F I/O	10/25/2036	811,863
1,690,682	Federal National Mortgage Association, Series 2006-123-LI (-1 x 1 Month LIBOR USD + 6.32%, 6.32% Cap)	4.30%	I/F I/O	01/25/2037	323,004
1,050,187	Federal National Mortgage Association, Series 2006-16-HZ	5.50%		03/25/2036	1,174,533
6,893,838	Federal National Mortgage Association, Series 2006-56-SM (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	4.73%	I/F I/O	07/25/2036	1,132,962
848,439	Federal National Mortgage Association, Series 2006-93-SN (-1 x 1 Month LIBOR USD + 6.60%, 6.60% Cap)	4.58%	I/F I/O	10/25/2036	125,538
10,169,186	Federal National Mortgage Association, Series 2007-109-VZ	5.00%		10/25/2035	11,247,965
988,354	Federal National Mortgage Association, Series 2007-116-BI (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.23%	I/F I/O	05/25/2037	142,631
6,531,142	Federal National Mortgage Association, Series 2007-14-PS (-1 x 1 Month LIBOR USD + 6.81%, 6.81% Cap)	4.79%	I/F I/O	03/25/2037	1,162,106
3,128,650	Federal National Mortgage Association, Series 2007-30-OI (-1 x 1 Month LIBOR USD + 6.44%, 6.44% Cap)	4.42%	I/F I/O	04/25/2037	618,712
425,386	Federal National Mortgage Association, Series 2007-30-SI (-1 x 1 Month LIBOR USD + 6.11%, 6.11% Cap)	4.09%	I/F I/O	04/25/2037	46,069
3,220,834	Federal National Mortgage Association, Series 2007-32-SG (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	4.08%	I/F I/O	04/25/2037	574,472
2,673,760	Federal National Mortgage Association, Series 2007-57-SX (-1 x 1 Month LIBOR USD + 6.62%, 6.62% Cap)	4.60%	I/F I/O	10/25/2036	364,528

3,658,529	Federal National Mortgage Association, Series 2007-60-VZ	6.00%		07/25/2037	4,114,124
2,233,985	Federal National Mortgage Association, Series 2007-71-GZ	6.00%		07/25/2047	2,397,397
3,284,176	Federal National Mortgage Association, Series 2007-75-ID (-1 x 1 Month LIBOR USD + 5.87%, 5.87% Cap)	3.85%	I/F I/O	08/25/2037	597,257
960,503	Federal National Mortgage Association, Series 2007-9-SD (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.63%	I/F I/O	03/25/2037	136,861
502,788	Federal National Mortgage Association, Series 2008-27-B	5.50%		04/25/2038	556,967
3,958,987	Federal National Mortgage Association, Series 2008-29-ZA	4.50%		04/25/2038	4,256,627
7,656,711	Federal National Mortgage Association, Series 2008-48-BE	5.00%		06/25/2034	8,559,394
752,014	Federal National Mortgage Association, Series 2008-48-SD (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.98%	I/F I/O	06/25/2037	84,448
1,046,652	Federal National Mortgage Association, Series 2008-53-LI (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	4.13%	I/F I/O	07/25/2038	114,826
808,528	Federal National Mortgage Association, Series 2008-57-SE (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.98%	I/F I/O	02/25/2037	93,229
1,168,257	Federal National Mortgage Association, Series 2008-5-MS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.23%	I/F I/O	02/25/2038	143,851
915,677	Federal National Mortgage Association, Series 2008-61-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.98%	I/F I/O	07/25/2038	87,725
645,184	Federal National Mortgage Association, Series 2008-62-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.98%	I/F I/O	07/25/2038	87,774
1,870,730	Federal National Mortgage Association, Series 2008-65-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.98%	I/F I/O	08/25/2038	318,504
843,967	Federal National Mortgage Association, Series 2008-81-LP	5.50%		09/25/2038	921,397
6,787,937	Federal National Mortgage Association, Series 2009-106-EZ	4.50%		01/25/2040	7,222,655
831,512	Federal National Mortgage Association, Series 2009-111-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.23%	I/F I/O	01/25/2040	106,862
549,102	Federal National Mortgage Association, Series 2009-16-MZ	5.00%		03/25/2029	588,908
1,907,131	Federal National Mortgage Association, Series 2009-42-SI (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.98%	I/F I/O	06/25/2039	223,645
1,176,593	Federal National Mortgage Association, Series 2009-42-SX (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.98%	I/F I/O	06/25/2039	125,748
792,890	Federal National Mortgage Association, Series 2009-47-SA (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	4.08%	I/F I/O	07/25/2039	90,762
555,434	Federal National Mortgage Association, Series 2009-48-WS (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	3.93%	I/F I/O	07/25/2039	56,112
4,937,942	Federal National Mortgage Association, Series 2009-49-S (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	4.73%	I/F I/O	07/25/2039	783,960
616,598	Federal National Mortgage Association, Series 2009-51-BZ	4.50%		07/25/2039	642,207
1,842,196	Federal National Mortgage Association, Series 2009-54-EZ	5.00%		07/25/2039	1,951,825
805,578	Federal National Mortgage Association, Series 2009-70-SA (-1 x 1 Month LIBOR USD + 5.80%, 5.80% Cap)	3.78%	I/F I/O	09/25/2039	91,954
4,402,735	Federal National Mortgage Association, Series 2009-80-PM	4.50%		10/25/2039	4,844,765
2,917,555	Federal National Mortgage Association, Series 2009-83-Z	4.50%		10/25/2039	3,038,650
11,324,766	Federal National Mortgage Association, Series 2009-85-ES (-1 x 1 Month LIBOR USD + 7.23%, 7.23% Cap)	5.21%	I/F I/O	01/25/2036	2,207,938
15,099,598	Federal National Mortgage Association, Series 2009-85-JS (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	4.73%	I/F I/O	10/25/2039	3,134,707
1,275,838	Federal National Mortgage Association, Series 2009-90-IB (-1 x 1 Month LIBOR USD + 5.72%, 5.72% Cap)	3.70%	I/F I/O	04/25/2037	148,908
1,218,152	Federal National Mortgage Association, Series 2009-94-BC	5.00%		11/25/2039	1,277,865
14,419,354	Federal National Mortgage Association, Series 2010-101-SA (-1 x 1 Month LIBOR USD + 4.48%, 4.48% Cap)	2.46%	I/F I/O	09/25/2040	1,886,817
7,765,745	Federal National Mortgage Association, Series 2010-101-ZC	4.50%		09/25/2040	8,501,328
19,743,853	Federal National Mortgage Association, Series 2010-101-ZH	4.50%		07/25/2040	21,333,667
4,461,037	Federal National Mortgage Association, Series 2010-10-SA (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	4.33%	I/F I/O	02/25/2040	706,246
2,035,560	Federal National Mortgage Association, Series 2010-10-ZA	4.50%		02/25/2040	2,086,932
1,202,085	Federal National Mortgage Association, Series 2010-111-S (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	3.93%	I/F I/O	10/25/2050	142,891
3,862,426	Federal National Mortgage Association, Series 2010-116-Z	4.00%		10/25/2040	4,110,752
832,700	Federal National Mortgage Association, Series 2010-117-SA (-1 x 1 Month LIBOR USD + 4.50%, 4.50% Cap)	2.48%	I/F I/O	10/25/2040	61,639
3,014,751	Federal National Mortgage Association, Series 2010-120-KD	4.00%		10/25/2040	3,278,886
23,773,123	Federal National Mortgage Association, Series 2010-121-SD (-1 x 1 Month LIBOR USD + 4.50%, 4.50% Cap)	2.48%	I/F I/O	10/25/2040	2,268,691
242,685	Federal National Mortgage Association, Series 2010-126-SU (-11 x 1 Month LIBOR USD + 55.00%, 55.00% Cap)	31.90%	I/F	11/25/2040	824,820
178,693	Federal National Mortgage Association, Series 2010-126-SX (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	8.70%	I/F	11/25/2040	287,213
5,820,479	Federal National Mortgage Association, Series 2010-128-HZ	4.00%		11/25/2040	6,115,727
3,388,831	Federal National Mortgage Association, Series 2010-132-Z	4.50%		11/25/2040	3,538,383
88,008	Federal National Mortgage Association, Series 2010-137-VS (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	8.70%	I/F	12/25/2040	124,315
11,485,944	Federal National Mortgage Association, Series 2010-142-AZ	4.00%		12/25/2040	12,047,815
9,456,926	Federal National Mortgage Association, Series 2010-148-SA (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.63%	I/F I/O	01/25/2026	902,530
10,955,815	Federal National Mortgage Association, Series 2010-150-FD (1 Month LIBOR USD + 0.51%, 0.51% Floor, 7.00% Cap)	2.53%		01/25/2041	11,017,917
26,951,041	Federal National Mortgage Association, Series 2010-150-ZA	4.00%		01/25/2041	28,698,860
9,320,208	Federal National Mortgage Association, Series 2010-16-SA (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	3.43%	I/F I/O	03/25/2040	892,967
2,888,851	Federal National Mortgage Association, Series 2010-21-DZ	5.00%		03/25/2040	3,232,211
1,387,761	Federal National Mortgage Association, Series 2010-21-KS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	2.93%	I/F I/O	03/25/2040	105,537
469,056	Federal National Mortgage Association, Series 2010-2-GS (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	4.43%	I/F I/O	12/25/2049	23,782
1,934,551	Federal National Mortgage Association, Series 2010-2-MS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.23%	I/F I/O	02/25/2050	260,394
1,533,673	Federal National Mortgage Association, Series 2010-31-SA (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	2.98%	I/F I/O	04/25/2040	99,431
5,718,483	Federal National Mortgage Association, Series 2010-31-VZ	4.00%		04/25/2040	5,870,522
4,024,901	Federal National Mortgage Association, Series 2010-34-PS (-1 x 1 Month LIBOR USD + 4.93%, 4.93% Cap)	2.91%	I/F I/O	04/25/2040	418,231
642,150	Federal National Mortgage Association, Series 2010-35-ES (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	4.43%	I/F I/O	04/25/2040	63,754
677,496	Federal National Mortgage Association, Series 2010-35-SV (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	4.43%	I/F I/O	04/25/2040	58,623
1,300,822	Federal National Mortgage Association, Series 2010-46-MS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	2.93%	I/F I/O	05/25/2040	93,578
9,349,467	Federal National Mortgage Association, Series 2010-49-ZW	4.50%		05/25/2040	10,008,116
2,249,663	Federal National Mortgage Association, Series 2010-4-SK (-1 x 1 Month LIBOR USD + 6.23%, 6.23% Cap)	4.21%	I/F I/O	02/25/2040	336,387
938,798	Federal National Mortgage Association, Series 2010-58-ES (-3 x 1 Month LIBOR USD + 12.47%, 12.47% Cap)	7.28%	I/F	06/25/2040	1,087,950
6,455,056	Federal National Mortgage Association, Series 2010-59-MS (-1 x 1 Month LIBOR USD + 5.77%, 5.77% Cap)	3.75%	I/F I/O	06/25/2040	1,133,301
4,415,976	Federal National Mortgage Association, Series 2010-59-PS (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	4.43%	I/F I/O	03/25/2039	125,747
6,617,089	Federal National Mortgage Association, Series 2010-59-SC (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	2.98%	I/F I/O	01/25/2040	921,647
813,336	Federal National Mortgage Association, Series 2010-60-VZ	5.00%		10/25/2039	891,264
604,098	Federal National Mortgage Association, Series 2010-61-EL	4.50%		06/25/2040	665,648
7,194,872	Federal National Mortgage Association, Series 2010-64-EZ	5.00%		06/25/2040	8,018,918
15,557,736	Federal National Mortgage Association, Series 2010-64-FC (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	2.52%		06/25/2040	15,636,041
28,867,448	Federal National Mortgage Association, Series 2010-76-ZK	4.50%		07/25/2040	31,424,873
6,111,729	Federal National Mortgage Association, Series 2010-79-CZ	4.00%		07/25/2040	6,462,580
21,203,950	Federal National Mortgage Association, Series 2010-79-VZ	4.50%		07/25/2040	22,952,708
3,166,424	Federal National Mortgage Association, Series 2010-84-ZC	4.50%		08/25/2040	3,468,609
6,332,835	Federal National Mortgage Association, Series 2010-84-ZD	4.50%		08/25/2040	6,937,204
8,189,707	Federal National Mortgage Association, Series 2010-84-ZG	4.50%		08/25/2040	8,627,523
550,838	Federal National Mortgage Association, Series 2010-90-SA (-1 x 1 Month LIBOR USD + 5.85%, 5.85% Cap)	3.83%	I/F I/O	08/25/2040	65,646
1,786,906	Federal National Mortgage Association, Series 2010-94-Z	4.50%		08/25/2040	1,861,528
8,668,587	Federal National Mortgage Association, Series 2010-99-SG (-5 x 1 Month LIBOR USD + 25.00%, 25.00% Cap)	14.50%	I/F	09/25/2040	14,604,385
1,415,811	Federal National Mortgage Association, Series 2010-9-DS (-1 x 1 Month LIBOR USD + 5.30%, 0.50% Floor, 5.30% Cap)	3.28%	I/F I/O	02/25/2040	164,153
37,811,148	Federal National Mortgage Association, Series 2011-106-LZ	3.50%	>	10/25/2041	40,491,210
520,021	Federal National Mortgage Association, Series 2011-110-LS (-2 x 1 Month LIBOR USD + 10.10%, 10.10% Cap)	5.90%	I/F	11/25/2041	686,867
7,453,821	Federal National Mortgage Association, Series 2011-111-CZ	4.00%		11/25/2041	7,864,260
9,872,175	Federal National Mortgage Association, Series 2011-111-EZ	5.00%	>	11/25/2041	11,042,469
4,447,801	Federal National Mortgage Association, Series 2011-111-VZ	4.00%		11/25/2041	4,737,917
30,000,000	Federal National Mortgage Association, Series 2011-131-PB	4.50%		12/25/2041	34,603,365
26,941,887	Federal National Mortgage Association, Series 2011-16-AL	3.50%		03/25/2031	28,292,338
38,800,000	Federal National Mortgage Association, Series 2011-17-NY	3.50%		03/25/2031	40,696,319
854,436	Federal National Mortgage Association, Series 2011-17-SA (-1 x 1 Month LIBOR USD + 6.47%, 6.47% Cap)	4.45%	I/F I/O	03/25/2041	92,267
7,960,788	Federal National Mortgage Association, Series 2011-25-KY	3.00%		04/25/2026	8,136,608
4,744,126	Federal National Mortgage Association, Series 2011-27-BS (-2 x 1 Month LIBOR USD + 9.00%, 9.00% Cap)	4.80%	I/F	04/25/2041	5,004,402
52,821,051	Federal National Mortgage Association, Series 2011-29-AL	3.50%		04/25/2031	54,582,168
11,620,800	Federal National Mortgage Association, Series 2011-2-GZ	4.00%		02/25/2041	12,282,908
32,224,373	Federal National Mortgage Association, Series 2011-32-ZG	4.00%		04/25/2041	34,131,218
5,687,107	Federal National Mortgage Association, Series 2011-36-VZ	4.50%		05/25/2041	5,963,417
12,382,442	Federal National Mortgage Association, Series 2011-37-Z	4.50%		05/25/2041	13,594,494
9,318,237	Federal National Mortgage Association, Series 2011-38-BZ	4.00%	>	05/25/2041	9,855,092
7,465,531	Federal National Mortgage Association, Series 2011-39-CB	3.00%		05/25/2026	7,630,322
15,407,176	Federal National Mortgage Association, Series 2011-39-ZD	4.00%		02/25/2041	16,309,993
3,975,017	Federal National Mortgage Association, Series 2011-40-LZ	4.50%		05/25/2041	4,170,111
7,690,997	Federal National Mortgage Association, Series 2011-42-MZ	4.50%		05/25/2041	8,461,128
20,955,941	Federal National Mortgage Association, Series 2011-45-ZA	4.00%	>	05/25/2031	22,609,574
11,141,308	Federal National Mortgage Association, Series 2011-45-ZB	4.50%		05/25/2041	12,477,497
2,811,100	Federal National Mortgage Association, Series 2011-48-SC (-2 x 1 Month LIBOR USD + 9.20%, 9.20% Cap)	5.16%	I/F	06/25/2041	2,942,630
22,474,276	Federal National Mortgage Association, Series 2011-51-FJ (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	2.47%		06/25/2041	22,514,626
1,447,925	Federal National Mortgage Association, Series 2011-59-MA	4.50%		07/25/2041	1,564,441
12,903,844	Federal National Mortgage Association, Series 2011-60-EL	3.00%		07/25/2026	13,272,378
15,374,872	Federal National Mortgage Association, Series 2011-64-DB	4.00%		07/25/2041	16,512,915
7,167,929	Federal National Mortgage Association, Series 2011-74-KL	5.00%		06/25/2040	7,842,402
25,189,429	Federal National Mortgage Association, Series 2011-77-Z	3.50%		08/25/2041	28,577,724
28,647,293	Federal National Mortgage Association, Series 2011-99-CZ	4.50%	>	10/25/2041	33,359,234

82,096,187	Federal National Mortgage Association, Series 2011-99-DZ	5.00%		10/25/2041	92,358,390
13,194,936	Federal National Mortgage Association, Series 2012-104-Z	3.50%	>	09/25/2042	14,446,252
9,674,307	Federal National Mortgage Association, Series 2012-111-LB	3.50%		05/25/2041	10,003,271
36,986,857	Federal National Mortgage Association, Series 2012-111-MJ	4.00%		04/25/2042	39,720,896
9,260,046	Federal National Mortgage Association, Series 2012-114-DC	2.00%		08/25/2039	9,303,816
56,081,911	Federal National Mortgage Association, Series 2012-122-AD	2.00%		02/25/2040	56,205,067
53,773,012	Federal National Mortgage Association, Series 2012-122-DB	3.00%		11/25/2042	55,774,465
58,598,334	Federal National Mortgage Association, Series 2012-125-LA	3.00%		11/25/2042	60,784,069
31,241,100	Federal National Mortgage Association, Series 2012-144-PT	4.26%	#	11/25/2049	33,880,955
11,506,304	Federal National Mortgage Association, Series 2012-14-BZ	4.00%	>	03/25/2042	13,088,173
26,296,408	Federal National Mortgage Association, Series 2012-15-PZ	4.00%	>	03/25/2042	30,091,974
19,552,058	Federal National Mortgage Association, Series 2012-20-ZT	3.50%	>	03/25/2042	21,065,239
60,713,349	Federal National Mortgage Association, Series 2012-30-DZ	4.00%	>	04/25/2042	66,205,418
49,919,865	Federal National Mortgage Association, Series 2012-31-Z	4.00%	>	04/25/2042	55,744,325
6,859,361	Federal National Mortgage Association, Series 2012-63-EB	2.00%		08/25/2040	6,822,066
24,580,573	Federal National Mortgage Association, Series 2012-70-FY (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	2.47%		07/25/2042	24,558,854
35,865,084	Federal National Mortgage Association, Series 2012-74-Z	4.00%	>	07/25/2042	39,695,238
7,370,969	Federal National Mortgage Association, Series 2012-80-EA	2.00%		04/25/2042	7,244,850
25,959,738	Federal National Mortgage Association, Series 2012-86-ZC	3.50%	>	08/25/2042	28,243,468
36,168,716	Federal National Mortgage Association, Series 2012-96-VZ	3.50%	>	09/25/2042	39,446,821
25,356,382	Federal National Mortgage Association, Series 2012-98-BG	4.50%		08/25/2040	27,553,685
44,081,768	Federal National Mortgage Association, Series 2012-99-QE	3.00%		09/25/2042	45,809,240
21,631,680	Federal National Mortgage Association, Series 2013-100-PJ	3.00%		03/25/2043	22,275,560
26,661,456	Federal National Mortgage Association, Series 2013-130-ZE	3.00%	>	01/25/2044	26,129,304
23,955,156	Federal National Mortgage Association, Series 2013-133-ZT	3.00%	>	01/25/2039	24,738,010
12,757,660	Federal National Mortgage Association, Series 2013-36-Z	3.00%	>	04/25/2043	13,315,689
20,502,268	Federal National Mortgage Association, Series 2013-41-ZH	3.00%		05/25/2033	20,888,455
19,292,416	Federal National Mortgage Association, Series 2013-51-HS (-1 x 1 Month LIBOR USD + 5.40%, 5.40% Cap)	2.98%	I/F	04/25/2043	18,576,872
3,703,764	Federal National Mortgage Association, Series 2013-53-AB	1.50%		03/25/2028	3,643,452
7,059,931	Federal National Mortgage Association, Series 2013-58-SC (-2 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	2.97%	I/F	06/25/2043	6,810,972
120,240,647	Federal National Mortgage Association, Series 2013-81-ZQ	3.00%	>	08/25/2043	121,081,802
22,328,073	Federal National Mortgage Association, Series 2013-82-SH (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	4.03%	I/F I/O	12/25/2042	2,683,830
27,428,449	Federal National Mortgage Association, Series 2013-8-Z	3.00%	>	02/25/2043	27,619,013
24,309,434	Federal National Mortgage Association, Series 2014-12-GZ	3.50%	>	03/25/2044	26,563,811
25,941,307	Federal National Mortgage Association, Series 2014-21-GZ	3.00%	>	04/25/2044	26,069,926
30,425,772	Federal National Mortgage Association, Series 2014-37-ZY	2.50%	>	07/25/2044	30,017,224
49,154,730	Federal National Mortgage Association, Series 2014-39-ZA	3.00%	>	07/25/2044	50,428,388
13,064,873	Federal National Mortgage Association, Series 2014-46-NZ	3.00%	>	06/25/2043	13,222,336
37,302,654	Federal National Mortgage Association, Series 2014-55-MA	3.00%		10/25/2039	37,825,817
1,643,314	Federal National Mortgage Association, Series 2014-56-AD	3.00%		01/25/2040	1,639,367
58,913,717	Federal National Mortgage Association, Series 2014-60-EZ	3.00%	>	10/25/2044	60,274,094
41,586,365	Federal National Mortgage Association, Series 2014-61-ZV	3.00%	>	10/25/2044	43,375,910
35,069,791	Federal National Mortgage Association, Series 2014-64-NZ	3.00%	>	10/25/2044	35,806,548
82,939,632	Federal National Mortgage Association, Series 2014-65-CD	3.00%		06/25/2040	84,388,065
12,348,715	Federal National Mortgage Association, Series 2014-67-DZ	3.00%	>	10/25/2044	12,500,679
76,002,307	Federal National Mortgage Association, Series 2014-68-MA	3.00%		11/25/2040	77,275,756
39,476,867	Federal National Mortgage Association, Series 2014-68-MZ	3.00%	>	11/25/2044	40,208,318
27,648,546	Federal National Mortgage Association, Series 2014-6-Z	2.50%	>	02/25/2044	27,138,939
31,679,339	Federal National Mortgage Association, Series 2014-73-CQ	3.00%		06/25/2040	32,180,046
22,285,105	Federal National Mortgage Association, Series 2014-77-VZ	3.00%	>	11/25/2044	22,819,359
19,325,522	Federal National Mortgage Association, Series 2014-82-YA	3.00%		04/25/2041	19,732,583
28,619,926	Federal National Mortgage Association, Series 2014-84-KZ	3.00%	>	12/25/2044	29,162,468
86,179,945	Federal National Mortgage Association, Series 2014-95-NA	3.00%		04/25/2041	87,898,012
136,663,432	Federal National Mortgage Association, Series 2014-M11-1A	3.22%	#	08/25/2024	143,835,310
29,650,791	Federal National Mortgage Association, Series 2015-11-A	3.00%		05/25/2034	30,793,990
80,123,786	Federal National Mortgage Association, Series 2015-21-G	3.00%		02/25/2042	81,940,416
16,434,043	Federal National Mortgage Association, Series 2015-42-CA	3.00%		03/25/2044	17,007,956
52,387,649	Federal National Mortgage Association, Series 2015-49-A	3.00%		03/25/2044	54,439,825
11,531,717	Federal National Mortgage Association, Series 2015-63-KD	3.00%		07/25/2041	11,655,943
49,891,927	Federal National Mortgage Association, Series 2015-88-AC	3.00%		04/25/2043	51,160,688
141,438,549	Federal National Mortgage Association, Series 2015-88-BA	3.00%		04/25/2044	152,147,258
17,333,669	Federal National Mortgage Association, Series 2015-94-MA	3.00%		01/25/2046	17,854,438
56,029,267	Federal National Mortgage Association, Series 2015-9-HA	3.00%		01/25/2045	57,565,052
36,763,253	Federal National Mortgage Association, Series 2016-2-JA	2.50%		02/25/2046	37,093,780
88,939,006	Federal National Mortgage Association, Series 2016-32-LA	3.00%		10/25/2044	91,607,798
22,598,029	Federal National Mortgage Association, Series 2016-71-ZQ	3.00%		10/25/2046	22,553,942
98,104,697	Federal National Mortgage Association, Series 2016-72-PA	3.00%		07/25/2046	100,466,313
74,585,710	Federal National Mortgage Association, Series 2016-74-PA	3.00%		12/25/2044	76,055,288
37,055,523	Federal National Mortgage Association, Series 2016-79-EP	3.00%		01/25/2044	37,872,856
95,875,251	Federal National Mortgage Association, Series 2016-81-PA	3.00%		02/25/2044	98,405,705
51,272,974	Federal National Mortgage Association, Series 2016-94-PA	3.00%		03/25/2044	52,427,493
50,713,750	Federal National Mortgage Association, Series 2017-13-ML	3.00%		08/25/2041	52,472,492
24,652,756	Federal National Mortgage Association, Series 2017-2-HA	3.00%		09/25/2041	24,880,320
15,786,075	Federal National Mortgage Association, Series 2017-4-CH	3.00%		06/25/2042	16,043,073
17,661,946	Federal National Mortgage Association, Series 2017-51-EA	3.00%		11/25/2042	17,982,592
27,067,672	Federal National Mortgage Association, Series 2017-61-TA	3.00%		02/25/2043	27,256,674
55,604,561	Federal National Mortgage Association, Series 2018-21-IO	3.00%	I/O	04/25/2048	6,751,678
91,840,060	Federal National Mortgage Association, Series 2018-21-PO	0.00%	P/O	04/25/2048	84,255,651
11,673,215	Federal National Mortgage Association, Series 2018-23-CG	2.75%		12/25/2043	11,807,835
114,270,091	Federal National Mortgage Association, Series 2018-27-AO	0.00%	P/O	05/25/2048	104,588,409
216,515,429	Federal National Mortgage Association, Series 2018-27-JA	3.00%		12/25/2047	219,416,346
64,757,188	Federal National Mortgage Association, Series 2018-33-A	3.00%		05/25/2048	66,189,320
27,715,104	Federal National Mortgage Association, Series 2018-33-C	3.00%		05/25/2048	28,315,613
186,873,368	Federal National Mortgage Association, Series 2018-36-A	3.00%		06/25/2048	191,930,517
64,869,525	Federal National Mortgage Association, Series 2018-38-JB	3.00%		06/25/2048	66,567,368
202,894,430	Federal National Mortgage Association, Series 2018-39-AB	3.00%		06/25/2048	208,291,239
47,795,033	Federal National Mortgage Association, Series 2018-64-A	3.00%		09/25/2048	48,624,535
95,360,067	Federal National Mortgage Association, Series 2018-85-PO	0.00%	P/O	12/25/2048	86,734,081
70,247,910	Federal National Mortgage Association, Series 2019-12-BA	3.00%		04/25/2049	72,593,670
8,143,421	Federal National Mortgage Association, Series 400-S4 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	3.43%	I/F I/O	11/25/2039	1,441,545
85,121,688	Federal National Mortgage Association, Series 412-A3	3.00%		08/25/2042	87,589,523
3,820,646	Government National Mortgage Association, Pool MA2511	3.50%		01/20/2045	3,935,761

11,298,585	Government National Mortgage Association, Series 2003-67-SP (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	5.06%	I/F I/O	08/20/2033	1,847,947
4,714,737	Government National Mortgage Association, Series 2003-86-ZK	5.00%		10/20/2033	5,231,922
2,474,606	Government National Mortgage Association, Series 2004-49-Z	6.00%		06/20/2034	2,757,701
5,106,153	Government National Mortgage Association, Series 2004-83-CS (-1 x 1 Month LIBOR USD + 6.08%, 6.08% Cap)	4.04%	I/F I/O	10/20/2034	987,406
1,279,833	Government National Mortgage Association, Series 2005-21-Z	5.00%		03/20/2035	1,413,891
13,916,894	Government National Mortgage Association, Series 2005-39-ZB	5.00%		07/20/2034	15,264,281
906,534	Government National Mortgage Association, Series 2006-24-CX (-7 x 1 Month LIBOR USD + 39.97%, 39.97% Cap)	24.98%	I/F	05/20/2036	1,595,553
6,044,700	Government National Mortgage Association, Series 2007-26-SJ (-1 x 1 Month LIBOR USD + 4.69%, 4.69% Cap)	2.65%	I/F I/O	04/20/2037	404,413
4,337,143	Government National Mortgage Association, Series 2008-2-SM (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	4.47%	I/F I/O	01/16/2038	798,587
7,327,945	Government National Mortgage Association, Series 2008-42-AI (-1 x 1 Month LIBOR USD + 7.69%, 7.69% Cap)	5.66%	I/F I/O	05/16/2038	1,752,940
3,010,978	Government National Mortgage Association, Series 2008-43-SH (-1 x 1 Month LIBOR USD + 6.34%, 6.34% Cap)	4.29%	I/F I/O	05/20/2038	425,550
3,405,227	Government National Mortgage Association, Series 2008-51-SC (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.21%	I/F I/O	06/20/2038	526,752
2,480,280	Government National Mortgage Association, Series 2008-51-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.22%	I/F I/O	06/16/2038	598,791
1,127,173	Government National Mortgage Association, Series 2008-82-SM (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	4.01%	I/F I/O	09/20/2038	146,222
2,418,772	Government National Mortgage Association, Series 2008-83-SD (-1 x 1 Month LIBOR USD + 6.56%, 6.56% Cap)	4.53%	I/F I/O	11/16/2036	451,762
9,221,998	Government National Mortgage Association, Series 2009-106-VZ	4.50%		11/20/2039	9,971,543
5,224,086	Government National Mortgage Association, Series 2009-10-NS (-1 x 1 Month LIBOR USD + 6.65%, 6.65% Cap)	4.62%	I/F I/O	02/16/2039	1,011,555
1,776,331	Government National Mortgage Association, Series 2009-24-SN (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	4.06%	I/F I/O	09/20/2038	163,552
5,059,045	Government National Mortgage Association, Series 2009-32-ZE	4.50%		05/16/2039	5,515,717
28,810,079	Government National Mortgage Association, Series 2009-35-DZ	4.50%		05/20/2039	31,507,918
7,760	Government National Mortgage Association, Series 2009-41-ZQ	4.50%	>	06/16/2039	9,114
3,111,240	Government National Mortgage Association, Series 2009-48-Z	5.00%		06/16/2039	3,391,827
646,974	Government National Mortgage Association, Series 2009-50-KP	4.50%		06/20/2039	687,340
2,438,855	Government National Mortgage Association, Series 2009-69-TS (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	4.17%	I/F I/O	04/16/2039	225,603
4,336,067	Government National Mortgage Association, Series 2009-75-GZ	4.50%		09/20/2039	4,692,270
3,195,028	Government National Mortgage Association, Series 2009-87-IG (-1 x 1 Month LIBOR USD + 6.74%, 6.74% Cap)	4.70%	I/F I/O	03/20/2037	294,590
22,319,767	Government National Mortgage Association, Series 2010-106-PS (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	4.01%	I/F I/O	03/20/2040	2,665,152
6,474,805	Government National Mortgage Association, Series 2010-1-SA (-1 x 1 Month LIBOR USD + 5.75%, 5.75% Cap)	3.72%	I/F I/O	01/16/2040	1,185,238
3,946,022	Government National Mortgage Association, Series 2010-25-ZB	4.50%	>	02/16/2040	4,371,927
59,743,097	Government National Mortgage Association, Series 2010-26-QS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.21%	I/F I/O	02/20/2040	11,175,287
5,008,665	Government National Mortgage Association, Series 2010-42-AY	5.00%		11/20/2039	5,608,986
5,082,946	Government National Mortgage Association, Series 2010-42-ES (-1 x 1 Month LIBOR USD + 5.68%, 5.68% Cap)	3.64%	I/F I/O	04/20/2040	799,240
1,523,424	Government National Mortgage Association, Series 2010-61-AS (-1 x 1 Month LIBOR USD + 6.55%, 6.55% Cap)	4.51%	I/F I/O	09/20/2039	192,558
15,370,069	Government National Mortgage Association, Series 2010-62-SB (-1 x 1 Month LIBOR USD + 5.75%, 5.75% Cap)	3.71%	I/F I/O	05/20/2040	2,651,225
11,063,754	Government National Mortgage Association, Series 2010-62-ZG	5.50%	>	05/16/2040	12,578,320
8,016,249	Government National Mortgage Association, Series 2011-18-SN (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	5.41%	I/F	12/20/2040	8,667,433
8,023,180	Government National Mortgage Association, Series 2011-18-YS (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	5.41%	I/F	12/20/2040	8,596,307
3,735,647	Government National Mortgage Association, Series 2011-51-UZ	4.50%		04/20/2041	4,038,379
2,282,503	Government National Mortgage Association, Series 2011-69-OC	0.00%	P/O	05/20/2041	2,125,671
22,179,328	Government National Mortgage Association, Series 2011-69-SB (-1 x 1 Month LIBOR USD + 5.35%, 5.35% Cap)	3.31%	I/F I/O	05/20/2041	3,454,302
21,000,468	Government National Mortgage Association, Series 2011-71-ZA	4.50%		02/20/2041	22,738,099
8,100,440	Government National Mortgage Association, Series 2011-72-AS (-1 x 1 Month LIBOR USD + 5.38%, 5.38% Cap)	3.34%	I/F I/O	05/20/2041	1,317,749
5,914,733	Government National Mortgage Association, Series 2011-72-SK (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	4.11%	I/F I/O	05/20/2041	952,165
3,363,250	Government National Mortgage Association, Series 2012-105-SE (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	4.16%	I/F I/O	01/20/2041	144,508
6,894,737	Government National Mortgage Association, Series 2012-52-PN	2.00%		12/20/2039	6,922,250
21,520,582	Government National Mortgage Association, Series 2013-116-LS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	4.11%	I/F I/O	08/20/2043	4,048,992
22,894,260	Government National Mortgage Association, Series 2013-136-CS (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	4.17%	I/F I/O	09/16/2043	4,268,536
19,625,187	Government National Mortgage Association, Series 2013-182-WZ	2.50%	>	12/20/2043	19,513,402
60,495,659	Government National Mortgage Association, Series 2013-182-ZW	2.50%	>	12/20/2043	60,151,076
15,212,182	Government National Mortgage Association, Series 2013-186-SG (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.22%	I/F I/O	02/16/2043	1,975,226
14,694,817	Government National Mortgage Association, Series 2013-26-MS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.21%	I/F I/O	02/20/2043	2,828,022
30,899,428	Government National Mortgage Association, Series 2013-34-PL	3.00%		03/20/2042	31,352,117
28,097,428	Government National Mortgage Association, Series 2014-163-PS (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	3.56%	I/F I/O	11/20/2044	4,349,709
29,322,191	Government National Mortgage Association, Series 2014-167-SA (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	3.56%	I/F I/O	11/20/2044	4,811,883
44,754,193	Government National Mortgage Association, Series 2014-21-SE (-1 x 1 Month LIBOR USD + 5.55%, 5.55% Cap)	3.51%	I/F I/O	02/20/2044	7,331,766
24,876,501	Government National Mortgage Association, Series 2014-39-SK (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	4.16%	I/F I/O	03/20/2044	4,976,574
22,801,084	Government National Mortgage Association, Series 2014-59-DS (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.22%	I/F I/O	04/16/2044	4,004,422
9,070,053	Government National Mortgage Association, Series 2016-99-TL	2.00%		04/16/2044	8,448,452

Total US Government and Agency Mortgage Backed Obligations (Cost $23,556,742,141)					24,436,579,980

US Government and Agency Obligations - 8.8%
59,900,000	Tennessee Valley Authority	4.25%		09/15/2065	83,233,620
500,000,000	United States Treasury Notes	2.00%		11/15/2026	512,841,795
500,000,000	United States Treasury Notes	2.25%		02/15/2027	521,757,810
600,000,000	United States Treasury Notes	2.88%		05/15/2028	658,734,372
300,000,000	United States Treasury Notes	2.88%		08/15/2028	329,964,843
500,000,000	United States Treasury Notes	3.13%		11/15/2028	561,552,735
370,800,000	United States Treasury Notes	2.63%		02/15/2029	401,485,150
1,508,200,000	United States Treasury Notes	2.38%		05/15/2029	1,602,285,754
100,000,000	United States Treasury Notes	2.88%		05/15/2049	116,750,000

Total US Government and Agency Obligations (Cost $4,517,825,272)					4,788,606,079

Affiliated Mutual Funds - 0.1%
7,026,170	Doubleline Income Fund (Class I)				69,980,655

Total Affiliated Mutual Funds (Cost $70,000,000)					69,980,655

Short Term Investments - 3.2%
406,895,506	First American Government Obligations Fund - Class U	1.88%	◆		406,895,506
406,895,506	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.83%	◆		406,895,506
406,895,506	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.83%	◆		406,895,506
250,000,000	United States Treasury Bills	0.00%		10/15/2019	249,830,753
250,000,000	United States Treasury Bills	0.00%		10/22/2019	249,737,258

Total Short Term Investments (Cost $1,720,211,759)					1,720,254,529

Total Investments - 100.7% (Cost $53,757,321,814)					54,833,645,084
Liabilities in Excess of Other Assets - (0.7)%					(392,031,038)

NET ASSETS - 100.0%					$ 54,441,614,046

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
#	Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2019.
I/O	Interest only security
P/O	Principal only security
I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.
±	Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of September 30, 2019.
Þ	Value determined using significant unobservable inputs.
ß	The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of September 30, 2019.
§	The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2019.
r	This mortgage-backed bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of September 30, 2019.
>	This U.S. Agency bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of September 30, 2019.
◆	Seven-day yield as of September 30, 2019

SECURITY TYPE BREAKDOWN as a % of Net Assets:

US Government and Agency Mortgage Backed Obligations	44.9%

Non-Agency Residential Collateralized Mortgage Obligations	28.2%

US Government and Agency Obligations	8.8%

Non-Agency Commercial Mortgage Backed Obligations	6.7%

Collateralized Loan Obligations	4.9%

Asset Backed Obligations	3.9%

Short Term Investments	3.2%

Affiliated Mutual Funds	0.1%

Other Assets and Liabilities	(0.7)%

100.0%

FUTURES CONTRACTS
Description	Long/Short	Contract Quantity	Expiration Date	Notional Amount •	Value/Unrealized Appreciation (Depreciation)
Ultra 10-Year US Treasury Note Future	Long	250	12/19/2019	35,601,563	$(217,327)
US Treasury Long Bond Future	Long	1,750	12/19/2019	284,046,875	(1,752,597)
CME Ultra Long Term US Treasury Bond Future	Long	1,500	12/19/2019	287,859,375	(4,683,363)
10-Year US Treasury Note Future	Long	4,000	12/19/2019	521,250,000	(5,227,208)
					$(11,880,495)

• Notional Amount is determined based on the number of contracts multiplied by the contract size and the quoted daily settlement price in US dollars.

A summary of the DoubleLine Total Return Bond Fund’s investments in affiliated mutual funds for the period ended September 30, 2019 is as follows:

						Change in Unrealized for the	Dividend Income Earned in the	Net Realized Gain (Loss) in the
	Value at			Shares Held at	Value at	Period Ended	Period Ended	Period Ended
Fund	March 31, 2019	Gross Purchases	Gross Sales	September 30, 2019	September 30, 2019	September 30, 2019	September 30, 2019	September 30, 2019
DoubleLine Income Fund (Class I)	$-	$70,000,000	$-	7,026,170	$69,980,655	$(19,345)	$109,256	$-
	$-	$70,000,000	$-	7,026,170	$69,980,655	$(19,345)	$109,256	$-

DoubleLine Core Fixed Income Fund

Schedule of Investments

September 30, 2019 (Unaudited)

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 2.3%
7,000,000	Applebee’s Funding LLC, Series 2019-1A-A2I	4.19%	^	06/07/2049	7,168,770
4,208,333	CAL Funding Ltd., Series 2018-1A-A	3.96%	^	02/25/2043	4,249,211
8,358,645	Castlelake Aircraft Securitization Trust, Series 2016-1-A	4.45%		08/15/2041	8,626,238
4,594,526	Castlelake Aircraft Securitization Trust, Series 2017-1-A	3.97%		07/15/2042	4,674,241
4,296,027	Castlelake Aircraft Securitization Trust, Series 2018-1-A	4.13%	^	06/15/2043	4,415,216
7,701,637	Castlelake Aircraft Securitization Trust, Series 2019-1A-A	3.97%	^	04/15/2039	7,892,337
4,495,656	CLI Funding LLC, Series 2017-1A-A	3.62%	^	05/18/2042	4,511,392
11,069,643	CLI Funding LLC, Series 2018-1A-A	4.03%	^	04/18/2043	11,188,156
8,190,375	CLI Funding LLC, Series 2019-1A-A	3.71%	^	05/18/2044	8,359,139
6,572,392	CLUB Credit Trust, Series 2018-P3-A	3.82%	^	01/15/2026	6,639,753
10,241,564	College Ave Student Loans LLC, Series 2018-A-A1 (1 Month LIBOR USD + 1.20%)	3.22%	^	12/26/2047	10,152,673
1,496,250	DB Master Finance LLC, Series 2019-1A-A2I	3.79%	^	05/20/2049	1,545,083
5,300,000	Element Rail Leasing LLC, Series 2014-1A-A2	3.67%	^	04/19/2044	5,325,796
15,402,600	Global SC Finance Ltd., Series 2018-1A-A	4.29%	^	05/17/2038	15,983,392
5,400,000	GLS Auto Receivables Trust, Series 2018-2A-B	3.71%	^	03/15/2023	5,472,281
11,676,913	Harbour Aircraft Investments Ltd., Series 2017-1-A	4.00%		11/15/2037	11,729,985
8,817,777	Helios Issuer LLC, Series 2017-1A-A	4.94%	^	09/20/2049	9,244,888
4,124,582	HERO Funding Trust, Series 2016-1A-A	4.05%	^	09/20/2041	4,311,342
4,900,000	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85%	^	07/30/2047	5,185,689
2,880,894	JOL Air Ltd., Series 2019-1-A	3.97%	^	04/15/2044	2,912,036
2,174,871	Mosaic Solar Loan Trust, Series 2018-1A-A	4.01%	^	06/22/2043	2,258,166
7,500,000	Navient Private Education Loan Trust, Series 2018-A-B	3.68%	^	02/18/2042	7,853,401
10,198,640	NP SPE LLC, Series 2016-1A-A1	4.16%	^	04/20/2046	10,652,925
5,000,000	NP SPE LLC, Series 2019-1A-A2	3.24%	^	09/20/2049	5,096,905
4,910,715	Pioneer Aircraft Finance Ltd., Series 2019-1-A	3.97%	^	06/15/2044	4,941,956
20,000,000	Primose Funding LLC, Series 2019-1A-A2	4.48%	^	07/30/2049	20,037,264
6,000,000	SBA Tower Trust	3.17%	^	04/11/2022	6,063,472
5,000,000	SERVPRO Master Issuer LLC, Series 2019-1A-A2	3.88%	^	10/25/2049	5,058,745
5,599,014	Shenton Aircraft Investment Ltd., Series 2015-1A-A	4.75%	^	10/15/2042	5,756,296
479,064	SoFi Consumer Loan Program Trust, Series 2016-2-A	3.09%	^	10/27/2025	480,901
628,037	SoFi Consumer Loan Program Trust, Series 2017-1-A	3.28%	^	01/26/2026	632,548
500,000	SoFi Consumer Loan Program Trust, Series 2017-1-B	4.73%	# ^	01/26/2026	517,425
226,237	SoFi Consumer Loan Program Trust, Series 2017-2-A	3.28%	^	02/25/2026	228,037
4,484,899	SoFi Consumer Loan Program Trust, Series 2017-5-A2	2.78%	^	09/25/2026	4,497,846
3,312,086	SoFi Professional Loan Program, Series 2016-A-A2	2.76%	^	12/26/2036	3,334,062
5,000,000	SoFi Professional Loan Program, Series 2017-B-BFX	3.70%	# ^	05/25/2040	5,297,050
2,000,000	SoFi Professional Loan Program, Series 2017-C-C	4.21%	# ^	07/25/2040	2,122,558
634,209	Spruce Asset Backed Securities Trust, Series 2016-E1-A	4.32%	^	06/15/2028	648,820
3,811,239	STARR Ltd., Series 2018-1-A	4.09%	^	05/15/2043	3,901,542
3,857,143	START Ireland, Series 2019-1-A	4.09%	^	03/15/2044	3,941,441
4,880,186	Sunnova Helios II Issuer LLC, Series 2018-1A-A	4.87%	^	07/20/2048	5,345,831
2,342,843	Textainer Marine Containers Ltd., Series 2017-1A-A	3.72%	^	05/20/2042	2,345,259
9,666,667	Textainer Marine Containers Ltd., Series 2019-1A-A	3.96%	^	04/20/2044	9,837,854
3,644,804	USQ Rail LLC, Series 2018-1-A1	3.78%	^	04/25/2048	3,768,695
12,794,167	Vantage Data Centers Issuer LLC, Series 2018-1A-A2	4.07%	^	02/16/2043	13,309,454
5,000,000	VB-S1 Issuer LLC, Series 2018-1A-C	3.41%	^	02/15/2048	5,065,730
13,500,000	Wave LLC	3.60%	^	09/15/2044	13,499,407
7,181,740	Wildcat LLC, Series 2017-1A-A	4.12%	± Þ	06/08/2024	7,179,585

Total Asset Backed Obligations (Cost $286,808,925)					293,260,793

Bank Loans - 2.5%
233,238	8th Avenue Food & Provisions, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		10/01/2025	234,380
2,022,151	Acadia Healthcare Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		02/16/2023	2,027,682
1,261,878	Access CIG LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.78%		02/27/2025	1,248,477
880,575	Achilles Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.06%		10/13/2025	882,226
7,412	Acrisure LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	5.85%		11/22/2023	7,315
1,935,760	Acrisure LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.35%		11/22/2023	1,930,321
565,000	Advanced Drainage Systems, Inc., Senior Secured First Lien Term Loan	4.34%	±	09/24/2026	568,297
925,350	Agiliti Health, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.06%		01/05/2026	925,350
1,313,848	Air Medical Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.31%		04/28/2022	1,233,105
2,307,428	Air Methods Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.60%		04/22/2024	1,885,169
496,241	Albertson’s LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		11/17/2025	499,843
811,524	Albertson’s LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		08/17/2026	817,537
2,020,000	Aldevron LLC, Senior Secured First Lien Term Loan	6.34%	±	09/20/2026	2,030,100
821,514	Alera Group Intermediate Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.54%		08/01/2025	828,702
1,893,747	Aleris International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	6.79%		02/27/2023	1,899,192
620,910	AlixPartners LLP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.79%		04/04/2024	622,332
1,182,038	Alliant Holdings Intermediate LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		05/09/2025	1,175,389
140,541	Allied Universal Holdco LLC, Senior Secured First Lien Term Loan	6.57%	± &	07/12/2026	140,914
1,419,459	Allied Universal Holdco LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%)	6.51%		07/10/2026	1,423,228
496,283	Almonde, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	5.70%		06/13/2024	483,901
2,203,777	Alterra Mountain Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		07/31/2024	2,214,112
705,000	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.03%		12/15/2023	705,504
1,366,858	American Renal Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	7.04%		06/21/2024	1,333,971
1,391,550	American Tire Distributors, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 7.50%, 1.00% Floor, 8.00% PIK)	9.98%		09/02/2024	1,230,131
1,905,050	Applied Systems, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.10%		09/19/2024	1,904,516
1,895,000	Aramark Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.79%		03/11/2025	1,900,135
650,019	Arctic Glacier U.S.A., Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.54%		03/20/2024	634,581
2,092,311	Ascend Learning LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		07/12/2024	2,087,405
2,089,877	AssuredPartners, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.54%		10/22/2024	2,084,328
465,095	Asurion LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	8.54%		08/04/2025	473,176
1,842,628	Asurion, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.04%		11/03/2023	1,851,842
1,569,431	Athenahealth, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	6.68%		02/11/2026	1,567,963
1,890,485	Auris Luxembourg III Sarl, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		02/27/2026	1,882,800
1,577,748	Avantor, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		11/21/2024	1,592,051
	Avaya, Inc., Senior Secured First Lien Term Loan
711,368	(1 Month LIBOR USD + 4.25%)	6.28%		12/16/2024	677,802
417,787	(2 Month LIBOR USD + 4.25%)	6.43%		12/16/2024	398,074
745,000	Azalea TopCo, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.54%		07/27/2026	744,069
465,253	Bass Pro Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	7.04%		09/25/2024	448,969
1,465,625	Bausch Health Companies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		11/27/2025	1,470,300
508,172	Bausch Health Companies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.04%		06/02/2025	510,820
235,867	Berry Global, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.30%		10/01/2022	237,261
2,329,163	Berry Global, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.55%		07/01/2026	2,343,103
1,892,736	BJ’s Wholesale Club, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		02/02/2024	1,901,016
1,893,326	Blackhawk Network Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.04%		06/16/2025	1,890,165
1,965,075	Blackstone CQP Holdco LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.66%		09/30/2024	1,975,952
819,342	Boxer Parent Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	6.29%		10/02/2025	789,915
1,666,179	Brazos Delaware LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.05%		05/21/2025	1,542,257
	Bright Bidco B.V., Senior Secured First Lien Term Loan
765,944	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.60%		06/28/2024	368,002
377,256	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.54%		06/28/2024	181,254
1,180,522	Brookfield WEC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	5.54%		08/01/2025	1,185,764
3,051,232	Burger King Restaurant Brands, Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 2.25%, 1.00% Floor)	4.29%		02/16/2024	3,064,963
220,000	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		08/12/2026	220,765
1,995,000	Calpine Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	4.86%		04/06/2026	2,002,611
1,923,595	Canyon Valor Companies, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	4.85%		06/16/2023	1,923,595
1,931,363	Capri Acquisitions BidCo Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	5.26%		11/01/2024	1,911,441
1,985,025	Catalent Pharma Solutions, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.29%		05/18/2026	1,993,709
922,091	CBS Radio Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.80%		11/18/2024	924,396

1,959,698	Cengage Learning, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.29%		06/07/2023	1,861,174
1,151,085	CEOC LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.04%		10/04/2024	1,151,805
1,861,905	Change Healthcare Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	4.54%		03/01/2024	1,855,742
394,013	Charter NEX US, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.54%		05/16/2024	394,915
1,894,598	CHG Healthcare Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		06/07/2023	1,896,379
1,595,958	CHG PPC Parent LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		03/31/2025	1,599,948
808,884	Cincinnati Bell, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.29%		10/02/2024	808,095
940,000	Clear Channel Outdoor Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.54%		08/21/2026	943,943
1,015,838	ClubCorporationHoldings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	4.85%		09/18/2024	908,753
794,762	CommScope, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		04/06/2026	793,344
1,545,209	Compass Power Generation LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.54%		12/20/2024	1,550,038
1,328,529	Concentra, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.50%)	4.54%		06/01/2022	1,338,493
768,168	Covia Holdings Corporation, Senior Secured First Lien Term Loan (1 Week LIBOR USD + 3.75%, 1.00% Floor)	6.04%		06/02/2025	630,508
1,137,760	CPI Holdco LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	5.54%		03/21/2024	1,138,471
392,038	CPM Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		11/17/2025	387,627
1,182,128	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.28%		07/17/2025	1,183,286
527,350	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.28%		01/15/2026	527,877
1,436,400	CSC Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	5.18%		04/15/2027	1,439,689
1,658,037	CSM Bakery Solutions LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.29%		07/03/2020	1,550,265
1,642,358	Cvent, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.79%		11/29/2024	1,624,399
1,339,294	Cyxtera DC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		05/01/2024	1,214,451
745,000	DaVita, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.29%		08/12/2026	750,081
814,819	Deerfield Holdings Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.29%		02/13/2025	802,800
3,067,901	Dell International LLC, Senior Secured First Lien Term Loan	4.05%	±	09/19/2025	3,085,986
893,258	Delta 2 SARL, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	4.54%		02/01/2024	884,102
1,270,524	DentalCorporationPerfect Smile ULC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.79%		06/06/2025	1,251,733
360,000	Diamond Sports Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.30%		08/24/2026	362,588
707,828	Digicel International Finance Ltd., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%)	5.34%		05/27/2024	615,959
1,220,000	DigiCert Holdings, Inc., Senior Secured First Lien Term Loan	6.26%	±	08/08/2026	1,217,713
438,986	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.10%		04/06/2026	441,591
236,014	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.10%		04/06/2026	237,415
591,524	Dynatrace LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.79%		08/22/2025	594,727
1,492,500	E.W. Scripps Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		05/01/2026	1,495,858
1,906,226	EAB Global, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 1.00% Floor)	6.38%		11/15/2024	1,886,363
1,575,498	Edgewater Generation LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		12/12/2025	1,559,751
1,270,950	EG America LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.10%		02/06/2025	1,258,717
980,525	Envision Healthcare Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		10/10/2025	803,109
1,924,064	Equinox Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		03/08/2024	1,927,672
853,016	ESH Hospitality, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.04%		09/18/2026	858,014
1,884,436	Excelitas Technologies Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.60%		12/02/2024	1,887,978
331,965	Exgen Renewables IV LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.13%		11/29/2024	325,637
800,701	Explorer Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	5.85%		05/02/2023	800,325
1,913,582	Filtration Group Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.04%		03/31/2025	1,921,093
1,613,438	Financial & Risk US Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		10/01/2025	1,623,861
835,000	Flex Acquisition Company, Inc., Senior Secured First Lien Term Loan	5.35%	±	06/29/2025	806,297
682,298	Flexential Intermediate Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.60%		08/01/2024	591,467
1,888,163	Flexera Software LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.55%		02/26/2025	1,894,460
2,394,784	Foresight Energy LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.75%, 1.00% Floor)	7.87%		03/28/2022	1,319,131
1,592,963	Forest City Enterprises, LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.04%		12/08/2025	1,606,654
1,022,247	Forterra Finance, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		10/25/2023	969,857
861,315	Frontdoor, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.56%		08/18/2025	867,241
801,484	Frontera Generation Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.29%		05/02/2025	759,406
4,064,269	Garda World Security Corporation, Senior Secured First Lien Term Loan (Prime Rate + 2.50%, 1.00% Floor)	7.50%		05/24/2024	4,073,149
798,061	Gates Global LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.79%		04/01/2024	787,271
535,000	Gavilan Resources LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	8.04%		03/01/2024	241,643
1,933,441	Genesys Telecommunications Laboratories, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		12/01/2023	1,925,379
2,512,362	Gentiva Health Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.81%		07/02/2025	2,529,634
1,013,780	Getty Images, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.56%		02/19/2026	1,012,092
1,807,786	Go Daddy Operating Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.04%		02/15/2024	1,812,992
1,683,540	GOBP Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.76%		10/22/2025	1,694,593
1,585,560	GoodRX, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.81%		10/10/2025	1,587,542
1,604,233	GrafTech Finance, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.54%		02/12/2025	1,564,793
465,000	Granite Holdings Acquisition Company, Senior Secured First Lien Term Loan	7.32%	±	09/25/2026	453,956
2,827,282	Gray Television, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.51%		01/02/2026	2,841,220
1,807,755	GTT Communications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		06/02/2025	1,462,863
	Gulf Finance LLC, Senior Secured First Lien Term Loan
581,466	(3 Month LIBOR USD + 5.25%, 1.00% Floor)	7.36%		08/25/2023	445,551
990,065	(1 Month LIBOR USD + 5.25%, 1.00% Floor)	7.29%		08/25/2023	758,642
806,057	Harbor Freight Tools USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.75% Floor)	4.54%		08/18/2023	784,462
493,083	Hayward Industries, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.54%		08/05/2024	477,674
1,815,000	HC Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%	6.54%		08/06/2026	1,815,000
668,250	HD Supply, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.79%		10/17/2023	671,454
778,050	Hexion, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.60%		07/01/2026	778,050
3,148,995	Hilton Worldwide Finance LLC, Senior Secured First Lien Term Loan	3.77%	±	06/22/2026	3,171,242
1,865,702	Hyland Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	5.29%		07/01/2024	1,867,801
488,254	Hyland Software, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.75% Floor)	9.04%		07/07/2025	491,459
448,175	IAA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.31%		06/29/2026	450,976
780,564	IHeartCommunications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.03%		05/01/2026	786,551
1,565,125	Informatica LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		08/05/2022	1,573,280
800,000	Inmarsat PLC, Senior Secured First Lien Term Loan	6.59%	±	09/23/2026	788,812
794,533	Intelsat Jackson Holdings S.A., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.80%		11/27/2023	797,886
646,522	ION Trading Technologies SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.10%		11/21/2024	617,105
1,830,987	IQVIA, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	4.10%		01/17/2025	1,842,431
2,092,523	IRB Holding Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.55%		02/05/2025	2,086,130
788,823	IRI Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	6.62%		12/01/2025	760,970
1,849,619	Jaguar Holding Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	4.54%		08/18/2022	1,853,189
2,472,575	JBS USA Lux S.A., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		05/01/2026	2,487,002
	Jo-Ann Stores LLC, Senior Secured First Lien Term Loan
1,600,447	(3 Month LIBOR USD + 5.00%, 1.00% Floor)	7.26%		10/20/2023	1,108,974
66,685	(1 Month LIBOR USD + 5.00%, 1.00% Floor)	7.05%		10/20/2023	46,207
584,739	KAR Auction Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.31%		09/19/2026	588,212
1,249,138	KBR, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		04/25/2025	1,254,216
1,430,000	Kestrel Bidco, Inc., Senior Secured First Lien Term Loan	5.27%	±	10/08/2026	1,442,405
797,230	Kindred Healthcare, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.06%		07/02/2025	800,219
887,455	Klockner-Pentaplast of America, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.29%		06/30/2022	788,726
1,676,199	Kronos Acquisition Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.26%		05/15/2023	1,594,484
1,861,978	Kronos, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.25%		11/01/2023	1,867,481
1,473,387	Learfield Communications LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.30%		12/01/2023	1,480,386
740,000	Level 3 Financing, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.29%		02/22/2024	742,313
1,851,026	Life Time Fitness, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	4.87%		06/10/2022	1,853,867
713,508	Lions Gate Capital Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.29%		03/24/2025	713,062
1,576,297	Lower Cadence Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.05%		05/22/2026	1,540,341
1,636,705	Lucid Energy Group II Borrower LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		02/18/2025	1,553,847
997,463	Marriott Ownership Resorts, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.29%		08/29/2025	1,004,116
145,113	Mavis Tire Express Services Corporation, Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 3.25%)	5.29%	&	03/20/2025	142,392
1,140,850	Mavis Tire Express Services Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		03/20/2025	1,119,459
955,299	McDermott International, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	7.10%		05/12/2025	608,048
150,857	MED ParentCo LP, Senior Secured First Lien Term Loan	6.28%	± &	08/29/2026	149,990
604,143	MED ParentCo LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	6.29%		08/31/2026	600,669
801,111	Messer Industries LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	4.60%		03/02/2026	800,615
1,732,808	MGM Growth Properties Operating Partnership LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.04%		03/21/2025	1,739,185
1,493,513	Milacron LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		09/28/2023	1,495,380
2,515,755	Millennium Trust Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.04%		03/27/2026	2,449,716
38,095	Mister Car Wash Holdings, Inc., Senior Secured First Lien Term Loan	5.67%	± &	05/14/2026	38,106
760,000	Mister Car Wash Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.66%		05/14/2026	760,205
836,303	Mitchell International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		11/29/2024	803,445
818,142	MLN US HoldCo LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.53%		11/28/2025	762,917
1,857,840	MPH Acquisition Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	4.85%		06/07/2023	1,775,008

815,000	Nascar Holdings, Inc., Senior Secured First Lien Term Loan	4.88%	±	07/26/2026	821,430
288,000	NCR Corporation, Senior Secured First Lien Term Loan	4.53%	± &	08/28/2026	288,900
252,000	NCR Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		08/28/2026	252,788
1,364,688	NEP Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		10/20/2025	1,343,078
1,950,000	Nexstar Broadcasting, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.81%		09/18/2026	1,961,115
969,506	Numericable U.S. LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.03%		08/14/2026	968,900
535,000	ON Semiconductor Corporation, Senior Secured First Lien Term Loan	4.05%	±	09/19/2026	538,012
397,000	Outcomes Group Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.62%		10/24/2025	393,030
428,235	Panther BF Aggregator 2 LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.54%		04/30/2026	425,426
837,180	Parexel International Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		09/27/2024	796,966
568,575	PCI Gaming Authority, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.04%		05/29/2026	572,794
1,295,946	Penn National Gaming, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.75% Floor)	4.29%		10/15/2025	1,304,189
1,756,514	PetSmart, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	6.04%		03/11/2022	1,716,904
816,172	Pike Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.30%		07/24/2026	820,195
812,477	Pisces Midco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		04/12/2025	797,243
772,155	Plantronics, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		07/02/2025	771,672
828,744	Playa Resorts Holding B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.79%		04/29/2024	808,025
1,861,049	PODS LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	5.05%		12/06/2024	1,860,277
959,380	PowerTeam Services LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.35%		03/06/2025	825,066
930,325	Prairie ECI Acquiror LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	6.85%		03/11/2026	909,974
800,000	Pregis Topco LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.25%		07/31/2026	799,000
1,215,000	Prime Security Services Borrower LLC, Senior Secured First Lien Term Loan	5.34%	±	09/23/2026	1,203,421
978,933	Pro Mach Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.81%		03/07/2025	955,380
1,618,392	Project Alpha Intermediate Holding, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	5.81%		04/26/2024	1,600,185
1,263,520	Radiate Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	5.04%		02/01/2024	1,260,576
	Radiology Partners, Inc., Senior Secured First Lien Term Loan
899,856	(3 Month LIBOR USD + 4.75%)	7.06%		07/09/2025	889,413
599,904	(3 Month LIBOR USD + 4.75%)	7.39%		07/09/2025	592,942
1,259,535	RegionalCare Hospital Partners Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.55%		11/14/2025	1,262,589
1,593,850	Renaissance Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		05/30/2025	1,568,229
1,633,409	RentPath, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	6.80%		12/17/2021	868,778
1,258,430	Reynolds Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		02/06/2023	1,262,180
1,179,374	RPI Finance Trust, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.04%		03/27/2023	1,186,928
1,637,625	Science Applications International Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.79%		10/31/2025	1,639,508
	Scientific Games International, Inc., Senior Secured First Lien Term Loan
1,543,667	(2 Month LIBOR USD + 2.75%)	4.90%		08/14/2024	1,532,869
362,095	(1 Month LIBOR USD + 2.75%)	4.79%		08/14/2024	359,562
2,618,955	Securus Technologies Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	6.54%		11/01/2024	2,319,962
1,933,149	Sedgwick Claims Management Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		12/31/2025	1,903,997
3,103,399	Select Medical Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.50%)	4.58%		03/06/2025	3,113,097
1,587,773	Severin Acquisition LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.46%		08/01/2025	1,565,283
620,000	Sinclair Television Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		09/30/2026	623,360
1,561,088	Six Flags Theme Parks, Inc., Senior Secured First Lien Term Loan	4.05%	±	04/17/2026	1,564,990
1,216,498	SMG US Midco 2, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.04%		01/23/2025	1,210,799
1,539,589	SolarWinds Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		02/05/2024	1,543,199
810,827	Solenis International LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.12%		06/26/2025	791,063
1,279,868	Solera LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		03/03/2023	1,275,292
1,884,665	Sophia LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.35%		09/30/2022	1,887,417
2,200,709	Sound Inpatient Physicians, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		06/27/2025	2,201,810
752,378	Southern Graphics, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		12/30/2022	558,012
1,301,817	Speedcast International Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	4.85%		05/15/2025	1,106,544
1,917,434	Sprint Communications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.75% Floor)	4.54%		02/02/2024	1,906,648
1,846,133	SS&C Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.29%		04/16/2025	1,855,844
980,634	Staples, Inc., Senior Secured First Lien Term Loan (2 Month LIBOR USD + 5.00%)	7.12%		04/16/2026	968,582
806,952	Starfruit US Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		10/01/2025	792,225
876,254	Stars Group Holdings B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.60%		07/10/2025	881,227
460,000	Sunshine Luxembourg VII SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	6.35%		09/25/2026	462,732
1,412,901	Syncreon Global Finance Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.52%	Ω	10/28/2020	669,362
	TAMKO Building Products LLC, Senior Secured First Lien Term Loan
547,800	(1 Month LIBOR USD + 3.25%)	5.29%		05/29/2026	548,828
112,200	(3 Month LIBOR USD + 3.25%)	5.37%		05/29/2026	112,410
794,025	Telesat Canada, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.75% Floor)	4.61%		11/17/2023	797,101
2,201,235	Tempo Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.04%		05/01/2024	2,211,789
1,255,947	The Dun & Bradstreet Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.05%		02/06/2026	1,265,254
1,869,202	The Edelman Financial Center LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.31%		07/21/2025	1,874,371
659,317	Titan Acquisition Ltd., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.04%		03/28/2025	634,669
1,926,263	TKC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.80%		02/01/2023	1,897,022
2,552,115	Transdigm, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		06/09/2023	2,549,269
1,919	Transdigm, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		05/30/2025	1,914
664,683	Travelport Finance SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	7.10%		05/29/2026	603,675
65,000	Uber Technologies, Inc., Senior Secured First Lien Term Loan	5.55%	±	07/13/2023	64,662
1,865,038	Uber Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.03%		04/04/2025	1,857,662
2,554,432	UFC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.30%		04/29/2026	2,564,190
952,613	UGI Energy Services LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		08/13/2026	960,948
850,000	Ultimate Software Group, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		05/04/2026	856,044
831,600	United Rentals, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.79%		10/31/2025	836,353
625,275	Universal Health Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.79%		10/31/2025	627,882
656,641	US Anesthesia Partners, Inc., Senior Secured 1st Lien Term Loan	5.04%	±	06/24/2024	640,842
1,200,000	US Foods, Inc., Senior Secured First Lien Term Loan	4.14%	±	09/13/2026	1,205,754
1,254,502	USIC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.29%		12/08/2023	1,246,662
	Vantage Specialty Chemicals, Inc., Senior Secured First Lien Term Loan
38,300	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.76%		10/28/2024	35,619
919,208	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.54%		10/28/2024	854,863
2,047,000	Verscend Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.54%		08/27/2025	2,057,665
1,629,060	Vertafore, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		07/02/2025	1,586,305
1,779,644	VICI Properties 1 LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.05%		12/20/2024	1,786,504
678,764	Victory Capital Holdings, Inc., Senior Secured First Lien Term Loan	5.35%	±	07/01/2026	682,582
500,000	Virgin Media Bristol LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.53%		01/15/2026	500,913
	Vistra Operations Company LLC, Senior Secured First Lien Term Loan
1,257,749	(1 Month LIBOR USD + 2.00%)	4.02%		12/31/2025	1,262,906
1,886,624	(1 Month LIBOR USD + 2.00%)	4.04%		12/31/2025	1,894,359
398,000	Vizient, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.54%		05/06/2026	400,637
1,345,000	Wand NewCo 3, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.54%		02/05/2026	1,353,406
801,356	Web.Com Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.78%		10/10/2025	789,677
700,000	Whatabrands LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.52%		08/03/2026	704,029
1,904,909	Wink Holdco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		12/02/2024	1,878,726
1,890,597	WP CPP Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.01%		04/30/2025	1,895,919
2,145,000	Zelis Cost Management Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	6.79%		09/25/2026	2,131,594

Total Bank Loans (Cost $324,464,506)					317,687,745

Collateralized Loan Obligations - 2.8%
875,000	Adams Mill Ltd., Series 2014-1A-D1 (3 Month LIBOR USD + 3.50%)	5.80%	^	07/15/2026	875,213
1,000,000	AIMCO, Series 2018-AA-D (3 Month LIBOR USD + 2.55%)	4.85%	^	04/17/2031	916,080
3,000,000	ALM LLC, Series 2013-7RA-CR (3 Month LIBOR USD + 4.04%)	6.34%	^	10/15/2028	3,001,381
3,800,000	ALM LLC, Series 2013-8A-CR (3 Month LIBOR USD + 3.95%, 3.95% Floor)	6.25%	^	10/15/2028	3,801,910
7,500,000	Anchorage Capital LLC, Series 2019-13A-B (3 Month LIBOR USD + 2.00%, 2.00% Floor)	4.49%	^	04/15/2032	7,515,240
1,000,000	Apidos Ltd., Series 2013-12A-DR (3 Month LIBOR USD + 2.60%)	4.90%	^	04/15/2031	941,750
189,458	Apidos Ltd., Series 2013-16A-A1R (3 Month LIBOR USD + 0.98%)	3.28%	^	01/19/2025	189,579
2,950,000	Apidos Ltd., Series 2013-16A-BR (3 Month LIBOR USD + 1.95%)	4.25%	^	01/19/2025	2,955,505
1,500,000	Apidos Ltd., Series 2015-20A-CR (3 Month LIBOR USD + 2.95%)	5.27%	^	07/16/2031	1,458,765
5,000,000	Atrium Corporation, Series 9A-DR (3 Month LIBOR USD + 3.60%)	5.74%	^	05/28/2030	5,003,236
4,500,000	Avery Point Ltd., Series 2015-7A-DR (3 Month LIBOR USD + 3.60%)	5.90%	^	01/15/2028	4,494,598
5,000,000	Babson Ltd., Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	5.23%	^	10/20/2030	4,831,702
3,400,000	Babson Ltd., Series 2015-IA-DR (3 Month LIBOR USD + 2.60%, 2.60% Floor)	4.88%	^	01/20/2031	3,168,226
3,250,000	Babson Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.60%)	5.90%	^	07/18/2029	3,251,532
2,000,000	Barings Ltd., Series 2018-1A-C (3 Month LIBOR USD + 2.60%)	4.90%	^	04/15/2031	1,876,903
5,100,000	Barings Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.90%)	5.18%	^	07/20/2029	4,846,204
2,000,000	Barings Ltd., Series 2018-4A-D (3 Month LIBOR USD + 2.90%, 2.90% Floor)	5.20%	^	10/15/2030	1,926,106

3,000,000	Barings Ltd., Series 2019-1A-D (3 Month LIBOR USD + 3.85%, 3.85% Floor)	6.15%	^	04/15/2031	3,001,573
2,250,000	Barings Ltd., Series 2019-2A-C (3 Month LIBOR USD + 3.85%, 3.85% Floor)	6.15%	^	04/15/2031	2,252,827
3,000,000	BlueMountain Ltd., Series 2013-1A-CR (3 Month LIBOR USD + 4.15%)	6.43%	^	01/20/2029	2,917,525
4,000,000	BlueMountain Ltd., Series 2015-3A-CR (3 Month LIBOR USD + 2.60%)	4.88%	^	04/20/2031	3,691,216
2,000,000	BlueMountain Ltd., Series 2016-3A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	5.26%	^	11/15/2030	1,916,510
2,000,000	Bristol Park Ltd., Series 2016-1A-D (3 Month LIBOR USD + 4.10%)	6.40%	^	04/15/2029	2,001,061
4,500,000	Canyon Capital Ltd., Series 2012-1RA-D (3 Month LIBOR USD + 3.00%)	5.30%	^	07/15/2030	4,344,201
2,750,000	Canyon Capital Ltd., Series 2014-1A-CR (3 Month LIBOR USD + 2.75%, 2.75% Floor)	5.02%	^	01/30/2031	2,555,044
1,500,000	Canyon Capital Ltd., Series 2014-2A-DR (3 Month LIBOR USD + 3.65%)	5.95%	^	04/15/2029	1,500,539
3,000,000	Canyon Capital Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 2.80%)	5.10%	^	07/15/2031	2,846,374
1,500,000	Canyon Capital Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.60%)	5.90%	^	07/15/2030	1,501,946
4,000,000	Canyon Capital Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%, 2.90% Floor)	5.20%	^	07/15/2031	3,815,980
2,500,000	Carlyle US Ltd., Series 2016-4A-CR (3 Month LIBOR USD + 2.80%, 2.80% Floor)	5.08%	^	10/20/2027	2,365,705
10,000,000	CBAM Ltd., Series 2019-10A-A1A (3 Month LIBOR USD + 1.42%, 1.42% Floor)	3.99%	^	04/20/2032	10,050,957
3,250,000	Cook Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.60%)	4.90%	^	04/17/2030	3,064,734
2,150,000	CRMN Mortgage Trust, Series 2016-1A-C (3 Month LIBOR USD + 3.85%)	6.15%	^	01/18/2029	2,150,746
10,000,000	CVP Ltd., Series 2017-1A-A (3 Month LIBOR USD + 1.34%)	3.62%	^	07/20/2030	10,000,963
10,000,000	Dryden Senior Loan Fund, Series 2014-33A-DR2 (3 Month LIBOR USD + 3.85%, 3.85% Floor)	6.15%	^	04/15/2029	10,020,344
3,000,000	Dryden Senior Loan Fund, Series 2015-40A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	5.26%	^	08/15/2031	2,937,746
2,200,000	Dryden Senior Loan Fund, Series 2016-43A-DRR (3 Month LIBOR USD + 3.55%, 3.55% Floor)	5.83%	^	07/20/2029	2,206,749
2,000,000	Dryden Senior Loan Fund, Series 2018-57A-D (3 Month LIBOR USD + 2.55%, 2.55% Floor)	4.71%	^	05/15/2031	1,868,811
10,000,000	Elmwood Ltd., Series 2019-2A-B (3 Month LIBOR USD + 2.10%, 2.10% Floor)	4.65%	^	04/20/2031	9,999,153
2,250,000	Fillmore Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%)	5.20%	^	07/15/2030	2,164,945
2,000,000	Gilbert Park Ltd., Series 2017-1A-D (3 Month LIBOR USD + 2.95%)	5.25%	^	10/15/2030	1,940,914
4,000,000	Gilbert Park Ltd., Series 2017-1A-E (3 Month LIBOR USD + 6.40%)	8.70%	^	10/15/2030	3,902,001
2,000,000	GoldenTree Loan Management Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.35%)	5.63%	^	04/20/2029	2,002,619
5,000,000	GoldenTree Loan Management Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.85%)	5.13%	^	04/20/2030	4,807,679
3,500,000	GoldenTree Loan Opportunities Ltd., Series 2015-11A-DR2 (3 Month LIBOR USD + 2.40%)	4.70%	^	01/18/2031	3,265,429
2,000,000	Grippen Park Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.30%)	5.58%	^	01/20/2030	1,986,284
740,000	Halcyon Loan Advisors Funding Ltd., Series 2013-2A-C (3 Month LIBOR USD + 2.70%)	4.95%	^	08/01/2025	739,582
1,500,000	Halcyon Loan Advisors Funding Ltd., Series 2014-3A-D (3 Month LIBOR USD + 3.65%)	5.93%	^	10/22/2025	1,492,529
5,000,000	Hayfin Kingsland Ltd., Series 2018-9A-BR (3 Month LIBOR USD + 1.80%)	4.06%	^	04/28/2031	4,932,601
9,250,000	Hayfin Kingsland Ltd., Series 2019-1A-B1 (3 Month LIBOR USD + 2.25%, 2.25% Floor)	4.87%	^	04/28/2031	9,247,302
1,481,500	Highbridge Loan Management Ltd., Series 4A-2014-A2R (3 Month LIBOR USD + 1.50%)	3.76%	^	01/28/2030	1,462,981
2,500,000	Highbridge Loan Management Ltd., Series 8A-2016-DR (3 Month LIBOR USD + 2.90%, 2.90% Floor)	5.18%	^	07/20/2030	2,340,819
1,500,000	HPS Loan Management Ltd., Series 13A-18-D (3 Month LIBOR USD + 3.00%, 3.00% Floor)	5.30%	^	10/15/2030	1,389,200
4,000,000	LCM LP, Series 14A-DR (3 Month LIBOR USD + 2.75%)	5.03%	^	07/20/2031	3,745,335
2,000,000	LCM LP, Series 19A-D (3 Month LIBOR USD + 3.45%, 3.45% Floor)	5.75%	^	07/15/2027	2,000,177
2,000,000	LCM LP, Series 20A-DR (3 Month LIBOR USD + 2.80%, 2.80% Floor)	5.08%	^	10/20/2027	1,907,940
3,250,000	LCM Ltd., Series 28A-D (3 Month LIBOR USD + 2.95%, 2.95% Floor)	5.23%	^	10/20/2030	3,082,292
4,000,000	LCM Ltd., Series 30A-D, Series 0-30A-D (3 Month LIBOR USD + 3.75%, 3.75% Floor)	6.32%	^	04/20/2031	4,002,223
4,000,000	Madison Park Funding Ltd., Series 2014-14A-DRR (3 Month LIBOR USD + 2.95%, 2.95% Floor)	5.23%	^	10/22/2030	3,865,755
2,000,000	Madison Park Funding Ltd., Series 2014-15A-CR (3 Month LIBOR USD + 3.45%)	5.71%	^	01/27/2026	2,005,696
1,250,000	Madison Park Funding Ltd., Series 2014-15A-DR (3 Month LIBOR USD + 5.44%)	7.70%	^	01/27/2026	1,242,951
1,000,000	Madison Park Funding Ltd., Series 2015-16A-D (3 Month LIBOR USD + 5.50%)	7.78%	^	04/20/2026	991,248
5,000,000	Madison Park Funding Ltd., Series 2015-18A-DR (3 Month LIBOR USD + 2.95%)	5.23%	^	10/21/2030	4,794,239
3,750,000	Madison Park Funding Ltd., Series 2019-34A-D (3 Month LIBOR USD + 3.70%, 3.70% Floor)	6.28%	^	04/25/2031	3,738,187
4,000,000	Magnetite Ltd., Series 2015-14RA-D (3 Month LIBOR USD + 2.85%)	5.15%	^	10/18/2031	3,848,299
1,500,000	Magnetite Ltd., Series 2016-18A-DR (3 Month LIBOR USD + 2.70%)	4.86%	^	11/15/2028	1,477,455
2,500,000	Marble Point Ltd., Series 2017-1A-B (3 Month LIBOR USD + 1.80%)	4.10%	^	10/15/2030	2,490,608
2,000,000	MDPK, Series 2018-32A-D (3 Month LIBOR USD + 4.10%, 4.10% Floor)	6.38%	^	01/22/2031	2,002,006
1,000,000	Myers Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	5.33%	^	10/20/2030	970,952
3,500,000	Neuberger Berman Loan Advisers Ltd., Series 2016-23A-DR (3 Month LIBOR USD + 2.90%, 2.90% Floor)	5.20%	^	10/17/2027	3,319,808
2,500,000	Neuberger Berman Loan Advisers Ltd., Series 2018-29A-D (3 Month LIBOR USD + 3.10%, 3.10% Floor)	5.40%	^	10/19/2031	2,351,872
2,000,000	Neuberger Berman Loan Advisers Ltd., Series 2019-32A-D (3 Month LIBOR USD + 3.85%, 3.85% Floor)	6.15%	^	01/19/2032	1,995,417
4,000,000	Newark BSL Ltd., Series 2016-1A-C (3 Month LIBOR USD + 4.00%)	6.26%	^	12/21/2029	4,002,231
2,000,000	Newark BSL Ltd., Series 2017-1A-C (3 Month LIBOR USD + 3.65%)	5.93%	^	07/25/2030	1,995,386
6,000,000	Oak Hill Credit Partners Ltd., Series 2014-10RA-D (3 Month LIBOR USD + 3.15%, 3.15% Floor)	5.43%	^	12/12/2030	5,768,505
5,600,000	Octagon Investment Partners Ltd., Series 2012-1A-CR (3 Month LIBOR USD + 4.00%)	6.30%	^	07/15/2029	5,561,378
2,000,000	Octagon Investment Partners Ltd., Series 2013-1A-DR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	5.30%	^	07/17/2030	1,904,243
6,900,000	Octagon Investment Partners Ltd., Series 2013-1A-DR (3 Month LIBOR USD + 3.70%)	6.00%	^	07/19/2030	6,805,125
2,250,000	Octagon Investment Partners Ltd., Series 2014-1A-CRR (3 Month LIBOR USD + 3.95%, 3.95% Floor)	6.13%	^	02/14/2031	2,246,752
2,500,000	Octagon Investment Partners Ltd., Series 2014-1A-ERR (3 Month LIBOR USD + 5.45%, 5.45% Floor)	7.73%	^	01/22/2030	2,235,341
2,193,659	Octagon Investment Partners Ltd., Series 2016-1A-D (3 Month LIBOR USD + 4.25%)	6.53%	^	01/24/2028	2,194,753
10,000,000	Octagon Investment Partners Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 2.95%)	5.25%	^	07/15/2030	9,526,014
4,000,000	Octagon Investment Partners Ltd., Series 2017-1A-C (3 Month LIBOR USD + 3.50%)	5.78%	^	03/17/2030	4,002,664
1,760,000	Octagon Investment Partners Ltd., Series 2017-1A-D (3 Month LIBOR USD + 6.20%)	8.48%	^	03/17/2030	1,684,551
2,500,000	Octagon Investment Partners Ltd., Series 2018-2A-C (3 Month LIBOR USD + 2.85%)	5.13%	^	07/25/2030	2,355,668
2,000,000	OHA Credit Funding Ltd., Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	5.33%	^	10/20/2030	1,934,107
10,000,000	Stewart Park Ltd., Series 2015-1A-DR (3 Month LIBOR USD + 2.60%, 2.60% Floor)	4.90%	^	01/15/2030	9,375,000
3,000,000	Symphony Ltd., Series 2015-16A-DR (3 Month LIBOR USD + 3.05%, 3.05% Floor)	5.35%	^	10/15/2031	2,916,165
2,500,000	Symphony Ltd., Series 2016-17A-DR (3 Month LIBOR USD + 2.65%)	4.95%	^	04/15/2028	2,459,037
2,387,318	Taconic Park Ltd., Series 2016-1A-C (3 Month LIBOR USD + 4.05%)	6.33%	^	01/20/2029	2,348,255
2,000,000	Thacher Park Ltd., Series 2014-1A-D1R (3 Month LIBOR USD + 3.40%)	5.68%	^	10/20/2026	2,002,836
1,000,000	VERDE, Series 2019-1A-D (3 Month LIBOR USD + 3.80%, 3.80% Floor)	6.36%	^	04/15/2032	1,001,598
3,000,000	Voya Ltd., Series 2014-1A-CR2 (3 Month LIBOR USD + 2.80%)	5.10%	^	04/18/2031	2,812,150
2,000,000	Voya Ltd., Series 2017-3A-C (3 Month LIBOR USD + 3.55%)	5.83%	^	07/20/2030	2,000,670
4,000,000	Voya Ltd., Series 2018-2A-D (3 Month LIBOR USD + 2.75%, 2.75% Floor)	5.05%	^	07/15/2031	3,808,215
10,250,000	Wellfleet Ltd., Series 2018-3A-A1A (3 Month LIBOR USD + 1.25%, 1.25% Floor)	3.53%	^	01/20/2032	10,269,956
2,250,000	Wind River Ltd., Series 2014-1A-DRR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	5.30%	^	07/18/2031	2,069,478
1,000,000	Wind River Ltd., Series 2014-2A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	8.05%	^	01/15/2031	857,500
3,000,000	Wind River Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 2.85%)	5.15%	^	07/15/2028	2,849,324
3,000,000	Wind River Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.75%)	6.05%	^	04/18/2029	3,004,255
3,000,000	Wind River Ltd., Series 2017-3A-D (3 Month LIBOR USD + 3.15%)	5.45%	^	10/15/2030	2,863,726
4,000,000	Wind River Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%)	5.20%	^	07/15/2030	3,704,872
2,500,000	Wind River Ltd., Series 2018-2A-D (3 Month LIBOR USD + 3.00%)	5.30%	^	07/15/2030	2,328,765
3,000,000	Wind River Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.95%, 2.95% Floor)	5.23%	^	01/20/2031	2,828,319
10,000,000	Wind River Ltd., Series 2019-3A-B (3 Month LIBOR USD + 2.10%)	4.60%	^	04/15/2031	10,011,204

Total Collateralized Loan Obligations (Cost $359,819,072)					351,300,022

Foreign Corporate Bonds - 12.8%
3,900,000	Adani Ports & Special Economic Zone Ltd.	3.95%		01/19/2022	3,993,844
437,000	Adecoagro S.A.	6.00%		09/21/2027	420,613
16,915,000	AerCap Global Aviation Trust	3.50%		01/15/2025	17,275,322
200,000	Aeropuerto Internacional de Tocumen S.A.	5.63%		05/18/2036	235,002
6,200,000	AES Andres B.V.	7.95%	^	05/11/2026	6,626,250
5,850,000	AES Dominicana	7.95%		05/11/2026	6,252,188
500,000	AES Gener S.A.	5.00%		07/14/2025	523,812
9,300,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	^	03/26/2079	9,776,625
3,900,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		03/26/2079	4,099,875
4,250,000	AI Candelaria Spain SLU	7.50%	^	12/15/2028	4,839,730
5,700,000	AI Candelaria Spain SLU	7.50%		12/15/2028	6,490,932
1,700,000	AJE Corporation B.V.	6.50%		05/14/2022	1,621,375
1,170,000	Aker BP ASA	4.75%	^	06/15/2024	1,224,990
2,600,000	Alcoa Nederland Holding B.V.	6.13%	^	05/15/2028	2,775,240
2,275,000	Altice France S.A.	7.38%	^	05/01/2026	2,447,809
700,000	Altice Luxembourg S.A.	7.75%	^	05/15/2022	716,625
600,000	America Movil S.A.B. de C.V.	5.00%		03/30/2020	607,898
14,120,000	Anglo American Capital PLC	4.50%	^	03/15/2028	15,005,863
1,945,000	Ardagh Packaging Finance, Inc.	6.00%	^	02/15/2025	2,038,554
490,000	Ardagh Packaging Finance, Inc.	4.13%	^	08/15/2026	494,287
975,000	Ardagh Packaging Finance, Inc.	5.25%	^	08/15/2027	989,625
15,967,000	AstraZeneca PLC	2.38%		06/12/2022	16,090,201
1,775,000	Avation Capital S.A.	6.50%	^	05/15/2021	1,846,000
2,305,000	Avolon Holdings Funding Ltd.	5.25%	^	05/15/2024	2,473,726
10,955,000	Avolon Holdings Funding Ltd.	3.95%	^	07/01/2024	11,250,237
9,000,000	Axiata SPV2 BHD	3.47%		11/19/2020	9,098,116
18,986,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 5.26%)	7.75%	^	02/15/2029	19,840,370

5,000,000	Banco de Credito e Inversiones	4.00%		02/11/2023	5,244,493
1,000,000	Banco de Reservas de la Republica Dominicana	7.00%	^	02/01/2023	1,051,260
4,100,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	4,310,166
1,000,000	Banco del Estado de Chile	2.67%	^	01/08/2021	1,000,753
20,300,000	Banco do Brasil S.A. (10 Year CMT Rate + 4.40%)	6.25%	†	04/15/2024	20,046,250
1,705,000	Banco General S.A.	4.13%		08/07/2027	1,793,455
800,000	Banco GNB Sudameris S.A. (5 Year CMT Rate + 4.56%)	6.50%		04/03/2027	827,008
7,000,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	7,227,570
1,000,000	Banco International del Peru S.A.A. (3 Month LIBOR USD + 6.74%)	8.50%		04/23/2070	1,032,510
10,203,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%		11/04/2026	7,065,578
2,247,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%	^	11/04/2026	1,556,047
2,521,000	Banco Mercantil de Norte (10 Year CMT Rate + 5.47%)	7.50%	^†	06/27/2029	2,561,966
13,423,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.35%)	7.63%	†	01/10/2028	13,741,930
1,000,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50%	†	06/27/2029	1,016,250
2,500,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 4.45%)	5.75%		10/04/2031	2,509,400
6,100,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88%	†	07/06/2022	6,145,750
800,000	Banco Nacional de Comercio Exterior S.N.C. (5 Year CMT Rate + 3.00%) (5 Year CMT Rate + 3.00%)	3.80%		08/11/2026	811,008
2,293,000	Banco Nacional de Costa Rica	5.88%	^	04/25/2021	2,337,163
300,000	Banco Santander	3.88%		09/20/2022	312,588
13,400,000	Banco Santander (3 Month LIBOR USD + 1.09%)	3.24%		02/23/2023	13,411,497
5,600,000	Banco Santander (5 Year CMT Rate + 3.00%)	5.95%	^	10/01/2028	6,018,600
1,000,000	Bancolombia S.A.	6.13%		07/26/2020	1,027,760
4,314,000	Bancolombia S.A.	5.13%		09/11/2022	4,545,921
5,942,000	Bancolombia S.A. (5 Year CMT Rate + 2.93%)	4.88%		10/18/2027	6,127,687
2,500,000	Banistmo S.A.	3.65%	^	09/19/2022	2,521,900
2,000,000	Banistmo S.A.	3.65%		09/19/2022	2,017,520
12,510,000	Bank of Montreal (5 Year Swap Rate USD + 1.43%)	3.80%		12/15/2032	12,985,755
16,320,000	Bank of New Zealand	3.50%	^	02/20/2024	17,103,818
12,070,000	Bank of Nova Scotia	3.40%		02/11/2024	12,609,122
1,250,000	Bantrab Senior Trust	9.00%		11/14/2020	1,290,950
17,510,000	Barclays PLC (3 Month LIBOR USD + 1.38%)	3.55%		05/16/2024	17,433,550
1,800,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	1,923,300
22,896,000	BBVA Bancomer S.A. (5 Year CMT Rate + 2.65%)	5.13%		01/18/2033	21,894,300
1,200,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	1,197,012
700,000	BBVA Bancomer S.A. (5 Year CMT Rate + 4.31%)	5.88%	^	09/13/2034	697,375
1,600,000	BBVA Colombia S.A.	4.88%		04/21/2025	1,718,000
1,000,000	BDO Unibank, Inc.	2.63%		10/24/2021	1,004,269
16,900,000	BDO Unibank, Inc.	2.95%		03/06/2023	17,143,703
2,100,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	2,215,374
11,900,000	Bharti Airtel Ltd.	5.13%		03/11/2023	12,539,283
7,300,000	Bharti Airtel Ltd.	4.38%		06/10/2025	7,562,187
16,195,000	BNP Paribas S.A.	3.38%	^	01/09/2025	16,759,976
13,405,000	BOC Aviation Ltd. (3 Month LIBOR USD + 1.13%)	3.24%	^	09/26/2023	13,477,052
1,010,000	Bombardier, Inc.	6.00%	^	10/15/2022	1,013,787
1,120,000	Bombardier, Inc.	7.88%	^	04/15/2027	1,118,152
11,000,000	BPRL International Singapore Pte Ltd.	4.38%		01/18/2027	11,778,152
200,000	Braskem Finance Ltd.	6.45%		02/03/2024	221,250
2,450,000	C&W Senior Financing DAC	7.50%		10/15/2026	2,590,875
4,800,000	C&W Senior Financing DAC	7.50%	^	10/15/2026	5,076,000
15,500,000	C&W Senior Financing DAC	6.88%		09/15/2027	16,120,000
2,330,000	Camelot Finance S.A.	7.88%	^	10/15/2024	2,434,850
1,200,000	Canacol Energy Ltd.	7.25%	^	05/03/2025	1,274,100
11,400,000	Canacol Energy Ltd.	7.25%		05/03/2025	12,103,950
1,500,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	1,561,875
5,500,000	Celulosa Arauco y Constitucion S.A.	5.50%	^	04/30/2049	6,111,875
7,021,000	Cenovus Energy, Inc.	5.40%		06/15/2047	7,921,634
4,921,000	CIMPOR Financial Operations B.V.	5.75%		07/17/2024	3,703,053
5,000,000	CK Hutchison International Ltd.	3.50%	^	04/05/2027	5,254,237
15,800,000	CNOOC Finance Ltd.	3.75%		05/02/2023	16,459,765
6,700,000	CNOOC Finance Ltd.	3.50%		05/05/2025	6,995,262
900,000	CNPC General Capital Ltd.	3.95%		04/19/2022	932,234
2,000,000	CNPC Overseas Capital Ltd.	4.50%		04/28/2021	2,061,802
1,900,000	Colombia Telecomunicaciones S.A. (5 Year Swap Rate USD + 6.96%)	8.50%	†	03/30/2020	1,954,625
4,100,000	Comcel Trust	6.88%		02/06/2024	4,233,250
22,873,500	Cometa Energia S.A. de C.V.	6.38%		04/24/2035	24,417,461
14,755,000	Commonwealth Bank of Australia	4.32%	^	01/10/2048	16,286,033
6,000,000	Controladora Mabe S.A. de C.V.	5.60%		10/23/2028	6,480,060
6,610,000	Cosan Overseas Ltd.	8.25%	†	11/05/2019	6,857,941
15,665,000	Credit Agricole S.A.	3.75%	^	04/24/2023	16,384,005
15,120,000	Credit Suisse Group AG (3 Month LIBOR USD + 1.24%)	3.37%	^	06/12/2024	15,225,380
9,000,000	Credito Real S.A.B. de C.V.	9.50%	^	02/07/2026	10,395,000
6,550,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13%	†	11/29/2022	6,746,566
5,393,000	CSN Islands Corporation	7.00%	†	12/23/2019	4,722,300
4,900,000	CSN Resources S.A.	7.63%		02/13/2023	5,126,625
500,000	CSN Resources S.A.	7.63%		04/17/2026	520,058
6,800,000	CSN Resources S.A.	7.63%	^	04/17/2026	7,072,782
3,200,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.62%)	2.90%		07/25/2022	3,214,898
2,000,000	DBS Group Holdings Ltd. (5 Year Mid Swap Rate USD + 1.59%)	4.52%		12/11/2028	2,127,692
12,650,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	09/07/2021	12,713,250
785,000	Delek & Avner Tamar Bond Ltd.	5.08%	^	12/30/2023	807,832
1,760,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	1,823,412
11,047,055	Digicel Group Two Ltd. (7.13% Cash + 2.00% PIK)	9.13%	^	04/01/2024	1,159,941
5,400,000	Docuformas SAPI de C.V.	10.25%	^	07/24/2024	5,343,030
3,000,000	ECL S.A.	5.63%		01/15/2021	3,126,905
1,000,000	Ecopetrol S.A.	5.88%		09/18/2023	1,116,000
3,000,000	El Puerto de Liverpool S.A.B. de C.V.	3.95%		10/02/2024	3,078,780
200,000	El Puerto de Liverpool S.A.B. de C.V.	3.88%		10/06/2026	203,752
5,687,000	Embotelladora Andina S.A.	5.00%		10/01/2023	6,124,951
6,200,000	Empresa de Transmision Electrica S.A.	5.13%	^	05/02/2049	7,157,125
2,985,863	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	3,130,959
8,500,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	7,692,820
2,141,000	Empresa Nacional de Telecomunicaciones S.A.	4.88%		10/30/2024	2,268,202
2,700,000	Empresas Publicas de Medellin ESP	4.25%	^	07/18/2029	2,845,530
5,666,009	ENA Norte Trust	4.95%		04/25/2023	5,864,376
2,450,000	Energuate Trust	5.88%		05/03/2027	2,462,250
2,400,000	Engie Energia Chile S.A.	4.50%		01/29/2025	2,574,000
8,200,000	ENTEL Chile S.A.	4.75%		08/01/2026	8,671,371
1,624,000	ESAL GMBH	6.25%		02/05/2023	1,656,496
2,300,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.85%)	3.00%		05/23/2024	2,308,020
1,482,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.90%)	3.04%		11/20/2023	1,489,085
2,900,000	Export-Import Bank of India	4.00%		01/14/2023	3,017,283
2,100,000	Fideicomiso Pacifico Tres	8.25%		01/15/2035	2,394,000
2,000,000	Fondo Mivivienda S.A.	3.50%	^	01/31/2023	2,055,000
14,200,000	Fortis, Inc.	2.10%		10/04/2021	14,156,949
10,248,000	Freeport-McMoRan Copper & Gold, Inc.	5.40%		11/14/2034	9,786,840
13,252,000	Freeport-McMoRan Copper & Gold, Inc.	5.45%		03/15/2043	11,998,096
5,000,000	Fresnillo PLC	5.50%		11/13/2023	5,462,550
15,175,000	Geopark Ltd.	6.50%		09/21/2024	15,668,188
930,000	GFL Environmental, Inc.	8.50%	^	05/01/2027	1,033,462
1,600,000	Gilex Holding Sarl	8.50%	^	05/02/2023	1,722,016
4,250,000	Gilex Holding Sarl	8.50%		05/02/2023	4,574,105
3,400,000	Global Bank Corporation	4.50%		10/20/2021	3,508,392
1,500,000	Global Bank Corporation	4.50%	^	10/20/2021	1,547,820
11,550,000	Global Bank Corporation (3 Month LIBOR USD + 3.30%)	5.25%	^	04/16/2029	12,266,100
294,000	Globo Comunicacao e Participacoes S.A.	4.88%		04/11/2022	305,212
365,000	GNL Quintero S.A.	4.63%		07/31/2029	391,922
15,200,000	Gohl Capital Ltd.	4.25%		01/24/2027	15,924,457
300,000	Gran Tierra Energy International Holdings Ltd.	6.25%	^	02/15/2025	270,000

10,498,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	9,448,200
3,500,000	Gran Tierra Energy, Inc.	7.75%	^	05/23/2027	3,298,750
200,000	Grupo Aval Ltd.	4.75%		09/26/2022	207,200
5,600,000	Grupo Bimbo S.A.B. de C.V. (5 Year CMT Rate + 3.28%)	5.95%	†	04/17/2023	5,919,200
5,000,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	3,675,000
2,890,000	Grupo Idesa S.A. de C.V.	7.88%	^	12/18/2020	2,124,150
3,594,123	Guanay Finance Ltd.	6.00%		12/15/2020	3,648,035
1,200,000	Guatemala Energuate Trust	5.88%	^	05/03/2027	1,206,000
2,136,000	GW Honos Security Corporation	8.75%	^	05/15/2025	2,204,566
20,130,000	HSBC Holdings PLC (3 Month LIBOR USD + 1.38%)	3.51%		09/12/2026	20,305,827
1,000,000	Hutchison Whampoa International Ltd.	3.25%		11/08/2022	1,022,833
8,000,000	Imperial Brands Finance PLC	3.50%	^	07/26/2026	8,007,882
3,908,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	4,117,352
12,867,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	14,184,093
5,084,000	Industrial Senior Trust	5.50%		11/01/2022	5,331,845
9,000,000	Inkia Energy Ltd.	5.88%		11/09/2027	9,371,340
1,025,000	Intelsat Jackson Holdings S.A.	5.50%		08/01/2023	961,347
1,485,000	Intelsat Jackson Holdings S.A.	8.50%	^	10/15/2024	1,499,390
4,142,622	Interoceanica Finance Ltd.	0.00%		11/30/2025	3,811,212
1,192,690	Invepar Holdings	0.00%	Ω Þ	12/30/2028	51,002
3,000,000	Inversiones CMPC S.A.	4.50%		04/25/2022	3,123,780
5,000,000	Inversiones CMPC S.A.	4.75%		09/15/2024	5,367,838
1,200,000	Israel Electric Corporation Ltd.	5.00%	^	11/12/2024	1,323,600
2,500,000	Itau Unibanco Holding S.A.	6.20%		12/21/2021	2,656,275
12,000,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.86%)	6.50%	†	03/19/2023	12,386,400
2,800,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.98%)	6.13%	†	12/12/2022	2,830,800
10,500,000	JBS Investments GMBH	7.00%	^	01/15/2026	11,355,645
2,500,000	JBS Investments GMBH	5.75%	^	01/15/2028	2,609,375
12,190,000	JSL Europe S.A.	7.75%		07/26/2024	13,135,091
1,395,000	Kronos Acquisition Holdings, Inc.	9.00%	^	08/15/2023	1,234,575
3,049,000	Latam Finance Ltd.	6.88%		04/11/2024	3,211,359
8,000,000	Latam Finance Ltd.	7.00%	^	03/01/2026	8,545,360
4,000,000	Lima Metro Finance Ltd.	5.88%		07/05/2034	4,413,700
15,040,000	Lloyds Banking Group PLC (3 Month LIBOR USD + 1.21%)	3.57%		11/07/2028	15,356,745
9,289,080	LLPL Capital Pte Ltd.	6.88%	^	02/04/2039	10,820,385
7,150,000	Macquarie Group Ltd. (3 Month LIBOR USD + 1.02%)	3.19%	^	11/28/2023	7,295,663
7,884,000	Macquarie Group Ltd. (3 Month LIBOR USD + 1.33%)	4.15%	^	03/27/2024	8,322,716
15,000,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	15,266,850
2,000,000	MARB BondCo PLC	7.00%	^	03/15/2024	2,090,020
400,000	MARB BondCo PLC	7.00%		03/15/2024	418,004
15,910,000	MARB BondCo PLC	6.88%		01/19/2025	16,673,680
1,060,000	MEG Energy Corporation	7.00%	^	03/31/2024	1,028,200
7,564,590	Mexico Generadora de Energia	5.50%		12/06/2032	8,169,833
3,000,000	Millicom International Cellular S.A.	6.00%		03/15/2025	3,120,000
1,300,000	Millicom International Cellular S.A.	6.63%	^	10/15/2026	1,417,000
1,900,000	Millicom International Cellular S.A.	6.63%		10/15/2026	2,071,000
6,100,000	Millicom International Cellular S.A.	5.13%		01/15/2028	6,382,735
7,250,000	Millicom International Cellular S.A.	6.25%	^	03/25/2029	7,935,850
8,715,000	Minejesa Capital B.V.	4.63%		08/10/2030	8,990,612
6,450,000	Minejesa Capital B.V.	5.63%		08/10/2037	6,989,721
9,140,000	Minerva Luxembourg S.A.	6.50%		09/20/2026	9,541,703
8,311,000	Minerva Luxembourg S.A.	5.88%		01/19/2028	8,354,217
16,165,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 0.74%)	2.88%		03/02/2023	16,170,285
2,210,000	Multibank, Inc.	4.38%		11/09/2022	2,278,532
1,000,000	NBM US Holdings, Inc.	7.00%	^	05/14/2026	1,051,875
3,890,000	New Red Finance, Inc.	5.00%	^	10/15/2025	4,028,095
1,500,000	Nexa Resources S.A.	5.38%		05/04/2027	1,596,938
14,315,000	Nutrien Ltd.	4.20%		04/01/2029	15,775,988
7,465,000	NXP Funding LLC	3.88%	^	06/18/2026	7,861,289
16,500,000	ONGC Videsh Ltd.	3.75%		07/27/2026	17,151,239
4,600,000	Orazul Energy Egenor S en C por A	5.63%		04/28/2027	4,763,875
1,700,000	Orbia Advance Corporation S.A.B. de C.V.	4.88%		09/19/2022	1,785,017
6,000,000	Oversea-Chinese Banking Corporation (5 Year Swap Rate USD + 2.20%)	4.00%		10/15/2024	6,003,836
11,900,000	Pampa Energia S.A.	7.50%		01/24/2027	9,073,750
9,603,355	Panama Metro Line SP	0.00%		12/05/2022	9,221,621
6,833,304	Panama Metro Line SP	0.00%	^	12/05/2022	6,561,680
1,160,000	Parkland Fuel Corporation	5.88%	^	07/15/2027	1,220,100
8,000,000	Pertamina Persero PT	4.30%		05/20/2023	8,432,416
14,700,000	Petrobras Global Finance B.V.	5.75%		02/01/2029	16,249,086
7,850,000	Petrobras Global Finance B.V.	6.90%		03/19/2049	9,019,650
7,800,000	Petronas Capital Ltd.	3.50%		03/18/2025	8,218,808
500,000	PSA International Ltd.	3.88%		02/11/2021	511,523
4,713,000	PTTEP Treasury Center Company Ltd. (5 Year CMT Rate + 2.72%)	4.60%	†	07/17/2022	4,829,402
8,100,000	Radiant Access Ltd.	4.60%	†	05/18/2020	7,948,125
14,500,000	Reliance Holdings, Inc.	5.40%		02/14/2022	15,419,010
9,230,000	Royal Bank of Scotland Group PLC (3 Month LIBOR USD + 1.48%)	3.50%		05/15/2023	9,357,707
5,300,000	SACI Falabella	3.75%		04/30/2023	5,458,756
12,339,000	Shire Acquisitions Investments Ireland DAC	2.88%		09/23/2023	12,594,788
10,000,000	Sinopec Group Overseas Development Ltd.	2.75%		09/29/2026	10,002,283
900,000	Sociedad Quimica y Minera S.A.	4.38%		01/28/2025	955,125
191,600	Star Energy Geothermal Wayang Windu Ltd.	6.75%	^	04/24/2033	200,265
11,965,420	Star Energy Geothermal Wayang Windu Ltd.	6.75%		04/24/2033	12,506,552
530,000	Starfruit Finco B.V.	8.00%	^	10/01/2026	531,325
2,165,000	Stars Group Holdings B.V.	7.00%	^	07/15/2026	2,311,137
9,962,809	Stoneway Capital Corporation	10.00%		03/01/2027	6,002,592
6,500,000	SUAM Finance B.V.	4.88%		04/17/2024	7,011,875
22,810,000	Sumitomo Mitsui Financial Group, Inc. (3 Month LIBOR USD + 0.74%)	3.04%		01/17/2023	22,841,704
2,805,000	Superior Plus LP	7.00%	^	07/15/2026	2,973,356
350,000	Sydney Airport Finance Company Pty Ltd.	3.63%	^	04/28/2026	365,707
550,000	Syngenta Finance N.V.	4.38%		03/28/2042	505,522
15,967,000	Syngenta Finance N.V.	5.68%		04/24/2048	16,533,052
500,000	Syngenta Finance N.V.	5.68%	^	04/24/2048	517,726
2,335,000	Takeda Pharmaceutical Company Ltd.	4.40%	^	11/26/2023	2,516,509
1,200,000	Tecnoglass, Inc.	8.20%		01/31/2022	1,299,000
2,650,000	Telefonica Celular del Paragu	5.88%	^	04/15/2027	2,842,787
4,000,000	Telefonica Chile S.A.	3.88%		10/12/2022	4,142,401
2,560,000	Telesat LLC	8.88%	^	11/15/2024	2,748,928
720,000	Telesat LLC	6.50%	^	10/15/2027	734,400
16,500,000	Temasek Financial Ltd.	2.38%		01/23/2023	16,744,346
3,350,000	Tervita Escrow Corporation	7.63%	^	12/01/2021	3,421,187
5,000,000	TransCanada PipeLines Ltd.	4.25%		05/15/2028	5,532,927
4,035,000	Transelec S.A.	4.63%		07/26/2023	4,307,403
900,000	Transelec S.A.	3.88%		01/12/2029	927,009
1,800,000	Transportadora de Gas del Peru S.A.	4.25%		04/30/2028	1,915,893
5,300,000	Unifin Financiera S.A.B. de C.V.	7.38%		02/12/2026	5,207,303
13,900,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88%	†	01/29/2025	12,405,889
1,418,000	Union Bank of the Philippines	3.37%		11/29/2022	1,454,333
9,083,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.79%)	3.88%	†	10/19/2023	9,160,368
8,000,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	8,099,040
9,500,000	UPL Corporation	3.25%		10/13/2021	9,545,374
2,800,000	UPL Corporation Ltd.	4.50%		03/08/2028	2,907,134
5,600,000	Vedanta Resources Finance PLC	9.25%	^	04/23/2026	5,587,400
3,130,000	Vedanta Resources PLC	7.13%		05/31/2023	3,096,353
15,000,000	Vedanta Resources PLC	6.13%		08/09/2024	13,858,283
1,813,000	VTR Finance B.V.	6.88%	^	01/15/2024	1,871,923
13,129,000	VTR Finance B.V.	6.88%		01/15/2024	13,555,693
16,230,000	Westpac Banking Corporation (3 Month LIBOR USD + 0.72%)	2.88%		05/15/2023	16,333,138
9,950,000	YPF S.A.	8.50%		07/28/2025	7,860,600

4,200,000	YPF S.A.	6.95%		07/21/2027	3,218,040
1,000,000	YPF S.A.	8.50%	^	06/27/2029	795,000

Total Foreign Corporate Bonds (Cost $1,572,800,118)					1,611,834,402

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations - 1.0%
6,000,000	Chile Government International Bond	3.13%		03/27/2025	6,294,000
4,000,000	Chile Government International Bond	3.13%		01/21/2026	4,218,889
1,400,000	Colombia Government International Bond	4.50%		03/15/2029	1,559,600
1,000,000	Colombia Government International Bond	5.20%		05/15/2049	1,211,010
8,140,000	Costa Rica Government International Bond	10.00%		08/01/2020	8,577,607
4,200,000	Dominican Republic International Bond	6.40%	^	06/05/2049	4,483,542
2,000,000	Indonesia Government International Bond	4.88%		05/05/2021	2,075,962
5,400,000	Israel Government International Bond	2.88%		03/16/2026	5,691,681
8,000,000	Malaysia Sovereign Sukuk BHD	3.04%		04/22/2025	8,314,078
500,000	Malaysia Sukuk Global BHD	3.18%		04/27/2026	523,631
1,000,000	Mexico Government International Bond	4.00%		10/02/2023	1,056,275
11,621,000	Mexico Government International Bond	4.15%		03/28/2027	12,329,997
16,815,000	Mexico Government International Bond	3.75%		01/11/2028	17,348,876
8,000,000	Panama Government International Bond	4.00%		09/22/2024	8,556,000
1,825,000	Perusahaan Penerbit	3.40%		03/29/2022	1,865,424
8,614,000	Perusahaan Penerbit	3.75%		03/01/2023	8,936,034
10,000,000	Perusahaan Penerbit	4.15%	^	03/29/2027	10,720,000
3,000,000	Perusahaan Penerbit	4.15%		03/29/2027	3,216,000
14,000,000	Philippine Government International Bond	4.20%		01/21/2024	15,203,256

Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $117,404,889)					122,181,862

Municipal Bonds - 0.1%
3,290,000	Missouri Highway & Transportation Commission	5.06%		05/01/2024	3,710,166
4,430,000	State of California	7.55%		04/01/2039	7,338,295

Total Municipal Bonds (Cost $9,996,738)					11,048,461

Non-Agency Commercial Mortgage Backed Obligations - 7.3%
11,235,000	Atrium Hotel Portfolio Trust, Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%)	5.08%	^	12/15/2036	11,311,735
12,071,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-D (1 Month LIBOR USD + 2.30%, 2.30% Floor)	4.33%	^	06/15/2035	12,143,054
2,638,666	BAMLL Commercial Mortgage Securities Trust, Series 2016-ISQ-C	3.73%	# ^	08/14/2034	2,778,031
4,259,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE5-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	4.38%	^	03/15/2036	4,271,183
4,997,558	BANK, Series 2017-BNK8-XA	0.88%	# I/O	11/15/2050	253,725
1,821,000	BANK, Series 2018-BN10-B	4.08%	#	02/15/2061	1,978,715
405,000	BANK, Series 2018-BN13-B	4.69%	#	08/15/2061	457,844
2,511,000	BANK, Series 2019-BN17-C	4.67%	#	04/15/2052	2,781,997
1,508,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-C (1 Month LIBOR USD + 1.20%)	3.23%	^	08/15/2036	1,504,892
1,719,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-D (1 Month LIBOR USD + 1.70%)	3.73%	^	08/15/2036	1,723,055
3,464,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-E (1 Month LIBOR USD + 2.50%)	4.53%	^	08/15/2036	3,475,858
3,451,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-F (1 Month LIBOR USD + 3.50%)	5.53%	^	08/15/2036	3,468,458
14,174,000	Barclays Commercial Mortgage Trust, Series 2019-C3-AS	3.90%		05/15/2052	15,702,113
13,951,000	Barclays Commercial Mortgage Trust, Series 2019-C3-B	4.10%		05/15/2052	15,324,155
3,775,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-T26-AJ	5.57%	#	01/12/2045	3,293,605
8,011,000	BENCHMARK Mortgage Trust, Series 2019-B10-C	3.75%		03/15/2062	8,393,927
11,000,000	BHMS Trust, Series 2018-ATLS-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	3.93%	^	07/15/2035	11,039,457
3,283,000	BX Commercial Mortgage Trust, Series 2018-BIOA-D (1 Month LIBOR USD + 1.32%, 1.35% Floor)	3.35%	^	03/15/2037	3,296,210
8,207,000	BX Commercial Mortgage Trust, Series 2018-BIOA-E (1 Month LIBOR USD + 1.95%, 1.98% Floor)	3.98%	^	03/15/2037	8,245,675
3,163,700	BX Trust, Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%)	4.08%	^	07/15/2034	3,167,619
5,361,800	BX Trust, Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%)	5.18%	^	07/15/2034	5,395,277
11,731,000	BX Trust, Series 2018-MCSF-F (1 Month LIBOR USD + 2.65%, 2.65% Floor)	4.67%	^	04/15/2035	11,820,988
1,564,000	Caesars Palace Las Vegas Trust, Series 2017-VICI-D	4.50%	# ^	10/15/2034	1,639,249
4,617,000	Caesars Palace Las Vegas Trust, Series 2017-VICI-E	4.50%	# ^	10/15/2034	4,785,124
72,863,704	CFCRE Commercial Mortgage Trust, Series 2016-C3-XA	1.19%	# I/O	01/10/2048	3,980,267
3,267,000	CFCRE Commercial Mortgage Trust, Series 2017-C8-B	4.20%	#	06/15/2050	3,569,895
2,304,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN-C	5.29%	^	02/15/2033	2,469,291
11,498,000	CGGS Commercial Mortgage Trust, Series 2018-WSS-D (1 Month LIBOR USD + 2.30%, 2.30% Floor)	4.33%	^	02/15/2037	11,503,045
7,196,000	CHT Mortgage Trust, Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	5.03%	^	11/15/2036	7,230,770
3,838,000	CHT Mortgage Trust, Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.74% Floor)	5.77%	^	11/15/2036	3,862,735
7,440,811	Citigroup Commercial Mortgage Trust, Series 2012-GC8-XA	1.93%	# ^ I/O	09/10/2045	315,649
1,898,500	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.57%	# ^	02/10/2048	1,817,389
4,016,904	Citigroup Commercial Mortgage Trust, Series 2015-GC27-XA	1.52%	# I/O	02/10/2048	227,198
7,840,000	Citigroup Commercial Mortgage Trust, Series 2015-GC35-C	4.65%	#	11/10/2048	8,307,515
72,253,396	Citigroup Commercial Mortgage Trust, Series 2015-GC35-XA	1.01%	# I/O	11/10/2048	2,573,760
6,030,000	Citigroup Commercial Mortgage Trust, Series 2016-GC36-D	2.85%	^	02/10/2049	5,271,370
45,277,766	Citigroup Commercial Mortgage Trust, Series 2016-P3-XA	1.85%	# I/O	04/15/2049	3,557,062
8,530,000	Citigroup Commercial Mortgage Trust, Series 2016-P4-A4	2.90%		07/10/2049	8,860,574
44,501,067	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	2.14%	# I/O	07/10/2049	4,384,957
82,520,548	Citigroup Commercial Mortgage Trust, Series 2016-P5-XA	1.67%	# I/O	10/10/2049	6,178,916
6,303,000	Citigroup Commercial Mortgage Trust, Series 2016-P6-A5	3.72%	#	12/10/2049	6,883,514
9,490,000	Citigroup Commercial Mortgage Trust, Series 2017-C4-B	4.10%	#	10/12/2050	10,265,877
321,000	Citigroup Commercial Mortgage Trust, Series 2018-B2-B	4.28%	#	03/10/2051	352,967
1,977,000	Citigroup Commercial Mortgage Trust, Series 2018-C5-C	4.88%	#	06/10/2051	2,158,232
3,224,000	CLNS Trust, Series 2017-IKPR-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	4.10%	^	06/11/2032	3,225,986
3,224,000	CLNS Trust, Series 2017-IKPR-E (1 Month LIBOR USD + 3.50%, 3.50% Floor)	5.55%	^	06/11/2032	3,234,708
3,224,000	CLNS Trust, Series 2017-IKPR-F (1 Month LIBOR USD + 4.50%, 4.50% Floor)	6.55%	^	06/11/2032	3,245,698
21,974,118	Commercial Mortgage Pass-Through Certificates, Series 2012-CR3-XA	2.02%	# I/O	10/15/2045	1,012,414
8,626,000	Commercial Mortgage Pass-Through Certificates, Series 2012-CR4-D	4.72%	# ^ Þ	10/15/2045	3,554,343
3,281,701	Commercial Mortgage Pass-Through Certificates, Series 2012-LC4-XA	2.29%	# ^ I/O	12/10/2044	129,715
6,067,000	Commercial Mortgage Pass-Through Certificates, Series 2013-CR11-D	5.29%	# ^	08/10/2050	6,188,368
3,500,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR20-C	4.66%	#	11/10/2047	3,742,209
57,068,529	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26-XA	1.10%	# I/O	10/10/2048	2,687,271
4,310,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC21-C	4.44%	#	07/10/2048	4,570,852
5,579,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC23-C	4.80%	#	10/10/2048	6,013,983
5,997,000	Commercial Mortgage Pass-Through Certificates, Series 2016-CR28-C	4.80%	#	02/10/2049	6,511,028
3,786,000	Commercial Mortgage Pass-Through Certificates, Series 2016-DC2-C	4.79%	#	02/10/2049	4,005,652
57,915,344	Commercial Mortgage Pass-Through Certificates, Series 2016-DC2-XA	1.17%	# I/O	02/10/2049	2,964,009
9,383,000	Commercial Mortgage Pass-Through Certificates, Series 2016-GCT-E	3.58%	# ^	08/10/2029	9,377,101
2,808,000	Commercial Mortgage Pass-Through Certificates, Series 2016-GCT-F	3.58%	# ^	08/10/2029	2,780,220
12,424,000	Commercial Mortgage Pass-Through Certificates, Series 2018-HCLV-C (1 Month LIBOR USD + 1.70%, 1.70% Floor)	3.73%	^	09/15/2033	12,422,667
8,464,000	Core Mortgage Trust, Series 2019-CORE-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	3.93%	^	12/15/2031	8,481,649
2,064,000	Core Mortgage Trust, Series 2019-CORE-F (1 Month LIBOR USD + 2.35%, 2.35% Floor)	4.38%	^	12/15/2031	2,069,777
5,597,000	CSAIL Commercial Mortgage Trust, Series 2015-C4-C	4.73%	#	11/15/2048	6,008,090
3,461,000	CSAIL Commercial Mortgage Trust, Series 2016-C6-D	4.91%	# ^	01/15/2049	3,480,028
57,679,304	CSAIL Commercial Mortgage Trust, Series 2016-C6-XA	1.94%	# I/O	01/15/2049	4,642,861
11,488,000	CSAIL Commercial Mortgage Trust, Series 2018-C14-C	5.06%	#	11/15/2051	13,037,196
3,800,000	CSAIL Commercial Mortgage Trust, Series 2018-CX12-C	4.93%	#	08/15/2051	4,247,007
9,269,000	CSAIL Commercial Mortgage Trust, Series 2019-C16-AS	3.61%		06/15/2052	9,921,076
9,269,000	CSAIL Commercial Mortgage Trust, Series 2019-C16-B	3.88%		06/15/2052	9,941,757
798,000	CSMC Trust, Series 2017-CALI-D	3.90%	# ^	11/10/2032	833,481
4,944,000	CSMC Trust, Series 2017-CHOP-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	3.93%	^	07/15/2032	4,961,433
4,944,000	CSMC Trust, Series 2017-CHOP-E (1 Month LIBOR USD + 3.30%, 3.30% Floor)	5.33%	^	07/15/2032	4,980,483
4,503,000	DBGS Mortgage Trust, Series 2018-5BP-D (1 Month LIBOR USD + 1.35%)	3.38%	^	06/15/2033	4,510,332
186,000	DBGS Mortgage Trust, Series 2018-5BP-F (1 Month LIBOR USD + 2.45%)	4.48%	^	06/15/2033	185,817
2,939,818	DBUBS Mortgage Trust, Series 2011-LC2A-XA	1.22%	# ^ I/O	07/10/2044	37,694
3,379,000	DBUBS Mortgage Trust, Series 2017-BRBK-F	3.65%	# ^	10/10/2034	3,367,160
4,475,000	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1-C	3.50%	#	05/10/2049	4,497,462
60,437,765	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1-XA	1.62%	# I/O	05/10/2049	4,397,385
1,785,948	FREMF Mortgage Trust, Series 2016-KF22-B (1 Month LIBOR USD + 5.05%, 5.05% Floor)	7.14%	^	07/25/2023	1,850,787
1,766,000	GPMT Ltd., Series 2019-FL2-D (1 Month LIBOR USD + 2.95%, 2.95% Floor)	4.98%	^	02/22/2036	1,783,219
5,296,000	Great Wolf Trust, Series 2017-WOLF-D (1 Month LIBOR USD + 2.10%, 1.00% Floor)	4.13%	^	09/15/2034	5,303,369
8,210,000	Great Wolf Trust, Series 2017-WOLF-E (1 Month LIBOR USD + 3.10%, 1.00% Floor)	5.13%	^	09/15/2034	8,232,949
4,370,000	Great Wolf Trust, Series 2017-WOLF-F (1 Month LIBOR USD + 4.07%, 1.00% Floor)	6.10%	^	09/15/2034	4,387,998
559,000	GS Mortgage Securities Trust	2.98%		10/10/2048	509,280
2,799,362	GS Mortgage Securities Trust, Series 2011-GC5-XA	1.50%	# ^ I/O	08/10/2044	49,454

4,688,101	GS Mortgage Securities Trust, Series 2012-GC6-XA	2.12%	# ^ I/O	01/10/2045	158,042
3,741,000	GS Mortgage Securities Trust, Series 2014-GC26-C	4.67%	#	11/10/2047	3,857,773
9,506,000	GS Mortgage Securities Trust, Series 2014-GC26-D	4.67%	# ^	11/10/2047	8,387,331
96,760,494	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.94%	# I/O	11/10/2048	4,055,997
61,198,956	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.80%	# I/O	05/10/2049	4,798,267
5,801,000	GS Mortgage Securities Trust, Series 2017-GS6-B	3.87%		05/10/2050	6,231,550
13,658,000	GS Mortgage Securities Trust, Series 2017-GS8-C	4.48%	#	11/10/2050	14,826,912
10,779,000	GS Mortgage Securities Trust, Series 2019-GC39-B	3.97%		05/10/2052	11,790,685
9,879,000	GSCG Trust, Series 2019-600C-D	3.76%	^	09/06/2034	10,064,054
791,000	GSCG Trust, Series 2019-600C-E	4.12%	# ^	09/06/2034	808,122
13,491,083	HPLY Trust, Series 2019-HIT-F (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.18%	^	11/15/2036	13,524,811
417,349	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2006-LDP8-X	0.31%	# I/O	05/15/2045	661
2,557,414	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2011-C4-XA	1.37%	# ^ I/O	07/15/2046	37,252
19,723,753	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-C8-XA	1.92%	# I/O	10/15/2045	841,593
4,799,774	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2012-CBX-XA	1.65%	# I/O	06/15/2045	123,610
76,893,110	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2015-JP1-XA	1.25%	# I/O	01/15/2049	3,093,056
10,856,691	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-C (1 Month LIBOR USD + 1.60%, 1.60% Floor)	3.63%	^	06/15/2032	10,901,682
3,571,861	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-D (1 Month LIBOR USD + 2.10%, 2.30% Floor)	4.13%	^	06/15/2032	3,601,660
578,959	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX-AM	5.46%	#	01/15/2049	580,051
2,704,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2-B	3.46%		08/15/2049	2,808,559
2,080,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2-C	3.94%	#	08/15/2049	2,156,202
592,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3-C	3.60%	#	08/15/2049	602,150
9,281,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI-E	4.14%	# ^	10/05/2031	9,398,133
1,000,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-COR4-C	4.94%	#	03/10/2052	1,129,552
46,822,718	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	1.01%	# I/O	02/15/2047	1,442,744
3,000,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C21-C	4.81%	#	08/15/2047	3,141,677
2,766,125	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-C	4.61%	#	09/15/2047	2,946,916
3,766,500	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-C	4.60%	#	11/15/2047	3,906,621
49,579,782	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-XA	1.01%	# I/O	11/15/2047	1,799,617
42,247,463	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-XA	1.15%	# I/O	01/15/2048	1,601,758
12,131,110	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-D	3.99%	# ^	02/15/2048	12,034,167
1,846,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C28-B	3.99%		10/15/2048	1,949,155
9,974,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-C	4.29%	#	05/15/2048	10,401,538
49,364,535	JPMBB Commercial Mortgage Securities Trust, Series 2015-C31-XA	1.07%	# I/O	08/15/2048	1,959,599
4,138,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-C	4.82%	#	11/15/2048	4,432,921
6,470,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.77%	#	12/15/2048	6,931,035
6,122,000	JPMBB Commercial Mortgage Securities Trust, Series 2016-C1-C	4.90%	#	03/15/2049	6,631,620
62,361,415	JPMBB Commercial Mortgage Securities Trust, Series 2016-C2-XA	1.83%	# I/O	06/15/2049	4,419,360
1,638,000	JPMCC Commercial Mortgage Securities Trust, Series 2019-COR4-B	4.44%	#	03/10/2052	1,847,160
40,980,408	JPMCC Commercial Mortgage Securities Trust, Series 2019-COR5-XA	1.66%	# I/O	06/13/2052	4,536,572
515,399	LB-UBS Commercial Mortgage Trust, Series 2006-C7-XCL	0.88%	# ^ I/O	11/15/2038	112
415,662	LB-UBS Commercial Mortgage Trust, Series 2006-C7-XW	0.88%	# ^ I/O	11/15/2038	90
5,425,000	LSTAR Commercial Mortgage Trust, Series 2016-4-C	4.71%	# ^	03/10/2049	5,336,577
164,860	Merrill Lynch Mortgage Trust, Series 2006-C1-AJ	5.78%	#	05/12/2039	166,505
1,964,789	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5-XA	1.60%	# ^ I/O	08/15/2045	64,162
3,000,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.68%	#	10/15/2047	3,188,381
4,000,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19-C	4.00%		12/15/2047	4,134,934
36,307,304	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-XA	1.47%	# I/O	02/15/2048	1,848,848
4,600,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25-C	4.68%	#	10/15/2048	4,984,822
4,674,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-C	4.68%	#	12/15/2047	4,885,734
6,710,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-D	3.24%	# ^	12/15/2047	6,314,356
48,640,349	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30-XA	1.57%	# I/O	09/15/2049	3,729,854
6,907,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32-A4	3.72%		12/15/2049	7,522,146
565,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32-AS	3.99%	#	12/15/2049	614,354
9,110,671	Morgan Stanley Capital Trust, Series 2011-C1-XA	0.52%	# ^ I/O	09/15/2047	30,130
4,000,000	Morgan Stanley Capital Trust, Series 2014-CPT-G	3.56%	# ^	07/13/2029	4,011,130
30,683,157	Morgan Stanley Capital Trust, Series 2016-UB11-XA	1.76%	# I/O	08/15/2049	2,388,764
3,022,000	Morgan Stanley Capital Trust, Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%)	4.23%	^	11/15/2034	3,025,768
4,533,000	Morgan Stanley Capital Trust, Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%)	5.18%	^	11/15/2034	4,538,653
3,434,000	Morgan Stanley Capital Trust, Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%)	6.38%	^	11/15/2034	3,440,432
3,073,000	Morgan Stanley Capital Trust, Series 2019-H6-AS	3.70%		06/15/2052	3,289,839
7,831,050	MSCG Trust, Series 2016-SNR-C	5.21%	^	11/15/2034	8,001,029
11,179,000	MSCG Trust, Series 2018-SELF-F (1 Month LIBOR USD + 3.05%, 3.05% Floor)	5.08%	^	10/15/2037	11,221,466
7,476,732	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-A (1 Month LIBOR USD + 0.95%, 0.95% Floor)	3.15%	^	06/15/2035	7,456,069
2,108,000	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-C (1 Month LIBOR USD + 2.20%, 2.20% Floor)	4.40%	^	06/15/2035	2,091,270
2,152,000	RAIT Trust, Series 2017-FL7-AS (1 Month LIBOR USD + 1.30%, 1.30% Floor)	3.33%	^	06/15/2037	2,141,227
53,522,169	SG Commercial Mortgage Securities Trust, Series 2016-C5-XA	2.15%	# I/O	10/10/2048	4,934,080
34,918	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4-AJ	5.48%	#	08/15/2039	34,996
2,491,000	UBS Commercial Mortgage Trust, Series 2017-C6-B	4.15%	#	12/15/2050	2,723,020
11,033,000	UBS Commercial Mortgage Trust, Series 2017-C6-C	4.60%	#	12/15/2050	12,047,377
10,583,000	UBS Commercial Mortgage Trust, Series 2017-C7-C	4.74%	#	12/15/2050	11,562,717
7,293,000	UBS Commercial Mortgage Trust, Series 2018-C11-C	5.06%	#	06/15/2051	8,174,458
2,896,000	UBS Commercial Mortgage Trust, Series 2018-C12-C	5.13%	#	08/15/2051	3,271,714
5,698,000	UBS Commercial Mortgage Trust, Series 2018-C8-C	4.86%	#	02/15/2051	6,289,856
12,852,000	UBS Commercial Mortgage Trust, Series 2019-C16-B	4.32%	#	04/15/2052	14,270,921
10,152,569	UBS-Barclays Commercial Mortgage Trust, Series 2012-C3-XA	1.99%	# ^ I/O	08/10/2049	457,689
470,362	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29-IO	0.48%	# I/O	11/15/2048	5
9,344,000	Wells Fargo Commercial Mortgage Trust 2019-C51, Series 2019-C51-AS	3.58%		06/15/2052	10,046,297
9,344,000	Wells Fargo Commercial Mortgage Trust 2019-C51, Series 2019-C51-B	3.84%	#	06/15/2052	10,040,849
6,750,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16-D	3.94%	^	08/15/2050	5,558,730
2,200,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28-C	4.25%	#	05/15/2048	2,271,496
5,403,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-C	4.76%	#	11/15/2048	5,803,658
21,384,917	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-XA	1.18%	# I/O	11/15/2048	1,093,475
4,610,000	Wells Fargo Commercial Mortgage Trust, Series 2015-LC22-C	4.69%	#	09/15/2058	4,893,328
53,985,870	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1-XA	1.27%	# I/O	05/15/2048	2,191,098
4,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3-C	4.64%	#	09/15/2057	4,280,599
6,848,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4-C	4.75%	#	12/15/2048	7,426,229
3,521,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4-D	3.75%	#	12/15/2048	3,583,327
5,613,000	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-A4	3.81%		12/15/2048	6,100,691
77,086,435	Wells Fargo Commercial Mortgage Trust, Series 2015-P2-XA	1.13%	# I/O	12/15/2048	3,310,685
8,252,000	Wells Fargo Commercial Mortgage Trust, Series 2015-SG1-AS	4.05%		09/15/2048	8,888,361
4,650,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32-C	4.88%	#	01/15/2059	4,953,805
4,483,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C33-C	3.90%		03/15/2059	4,633,391
5,040,000	Wells Fargo Commercial Mortgage Trust, Series 2016-LC25-AS	4.10%	#	12/15/2059	5,476,978
2,574,000	Wells Fargo Commercial Mortgage Trust, Series 2016-LC25-B	4.57%	#	12/15/2059	2,840,245
2,638,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C45-C	4.73%		06/15/2051	2,874,171
11,490,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C46-C	5.15%	#	08/15/2051	13,078,478
12,408,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C47-C	5.10%	#	09/15/2061	13,726,266
2,871,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C48-C	5.29%	#	01/15/2052	3,292,702
2,558,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C49-B	4.55%		03/15/2052	2,878,936
2,226,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C49-C	4.87%	#	03/15/2052	2,486,660
10,776,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50-B	4.19%		05/15/2052	11,906,297
10,776,000	Wells Fargo Commercial Mortgage Trust, Series 2019-C50-C	4.35%		05/15/2052	11,617,553
13,051,029	WF-RBS Commercial Mortgage Trust, Series 2012-C9-XA	2.06%	# ^ I/O	11/15/2045	624,651
71,279,672	WF-RBS Commercial Mortgage Trust, Series 2014-C21-XA	1.20%	# I/O	08/15/2047	2,917,976
49,979,339	WF-RBS Commercial Mortgage Trust, Series 2014-C22-XA	0.96%	# I/O	09/15/2057	1,629,501
80,188,125	WF-RBS Commercial Mortgage Trust, Series 2016-NXS6-XA	1.78%	# I/O	11/15/2049	6,116,582

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $920,014,224)					927,903,562

Non-Agency Residential Collateralized Mortgage Obligations - 9.0%
9,428,276	Adjustable Rate Mortgage Trust, Series 2007-1-4A1	5.10%	#	03/25/2037	8,230,287
48,646	Adjustable Rate Mortgage Trust, Series 2007-3-1A1	5.08%	# ^	11/25/2037	51,626
14,837,308	Alternative Loan Trust, Series 2005-49CB-A2	5.50%		11/25/2035	13,825,954
9,007,298	Alternative Loan Trust, Series 2007-8CB-A1	5.50%		05/25/2037	7,485,752
9,895,423	Alternative Loan Trust, Series 2007-OA8-2A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	2.20%		06/25/2047	8,011,329
6,810,816	Angel Oak Mortgage Trust LLC, Series 2018-3-A1	3.65%	# ^	09/25/2048	6,906,610
7,416,176	Angel Oak Mortgage Trust LLC, Series 2018-3-A2	3.75%	# ^	09/25/2048	7,518,842
7,056,722	Angel Oak Mortgage Trust LLC, Series 2018-3-A3	3.85%	# ^	09/25/2048	7,154,165

614,444	Banc of America Funding Corporation, Series 2005-G-A3	3.58%	#	10/20/2035	606,782
356,223	Banc of America Funding Corporation, Series 2006-2-6A2	5.50%		03/25/2036	355,708
253,744	Banc of America Funding Corporation, Series 2006-6-1A2	6.25%		08/25/2036	256,117
2,670,977	Bayview Opportunity Master Fund Trust, Series 2019-SBR1-A1	3.47%	^§	06/28/2034	2,678,813
258,359	Bear Stearns Asset Backed Securities Trust, Series 2007-SD1-1A3A	6.50%		10/25/2036	198,118
2,529,514	Chase Mortgage Finance Trust, Series 2007-A2-6A4	4.50%	#	07/25/2037	2,481,805
1,188,339	Chase Mortgage Finance Trust, Series 2007-S3-2A1	5.50%		05/25/2037	308,660
20,000,000	CIM Trust, Series 2016-2RR-B2	7.76%	# ^ Þ	02/25/2056	20,285,842
20,000,000	CIM Trust, Series 2016-3RR-B2	8.14%	# ^ Þ	02/27/2056	20,181,102
28,126,834	CIM Trust, Series 2017-6-A1	3.02%	# ^	06/25/2057	28,301,288
66,084	CitiCorporationMortgage Securities, Inc., Series 2005-1-1A4	5.50%		02/25/2035	69,243
1,280,740	CitiCorporationResidential Mortgage Securities, Inc., Series 2006-2-A5	5.25%		09/25/2036	1,323,058
251,325	Citigroup Mortgage Loan Trust, Inc., Series 2006-WF2-A2C	5.85%	ß	05/25/2036	141,249
2,291,085	Citigroup Mortgage Loan Trust, Inc., Series 2008-AR4-2A1B	4.57%	# ^	11/25/2038	2,303,167
1,248,528	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-5A4	6.00%	# ^	11/25/2036	1,263,740
6,456,353	Citigroup Mortgage Loan Trust, Inc., Series 2010-8-6A4	6.00%	# ^	12/25/2036	6,496,333
5,553,623	Citigroup Mortgage Loan Trust, Series 2007-OPX1-A1A (1 Month LIBOR USD + 0.07%, 0.07% Floor)	2.09%		01/25/2037	3,490,715
11,303,089	Citigroup Mortgage Loan Trust, Series 2009-3-5A3	6.00%	# ^	02/25/2037	11,639,452
44,324,273	Citigroup Mortgage Loan Trust, Series 2019-A-PT1	3.92%	^	10/25/2058	44,514,398
4,983,629	Citigroup Mortgage Loan Trust, Series 2019-C-A1	3.23%	^§	03/25/2082	4,996,630
117,500	CitiMortgage Alternative Loan Trust, Series 2006-A2-A2	6.00%		05/25/2036	115,239
59,259	CitiMortgage Alternative Loan Trust, Series 2006-A5-3A3	6.00%		10/25/2036	55,025
458,218	CitiMortgage Alternative Loan Trust, Series 2007-A1-1A7	6.00%		01/25/2037	452,886
7,312,202	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A10	5.75%		05/25/2037	7,190,079
1,290,035	Countrywide Alternative Loan Trust, Series 2004-22CB-1A1	6.00%		10/25/2034	1,326,694
147,687	Countrywide Alternative Loan Trust, Series 2005-20CB-1A1	5.50%		07/25/2035	143,214
203,950	Countrywide Alternative Loan Trust, Series 2005-28CB-3A6	6.00%		08/25/2035	146,513
857,761	Countrywide Alternative Loan Trust, Series 2005-46CB-A22	5.25%		10/25/2035	817,046
149,248	Countrywide Alternative Loan Trust, Series 2005-J10-1A13 (1 Month LIBOR USD + 0.70%, 0.70% Floor, 5.50% Cap)	2.72%		10/25/2035	120,692
328,687	Countrywide Alternative Loan Trust, Series 2006-26CB-A9	6.50%		09/25/2036	265,071
8,591,694	Countrywide Alternative Loan Trust, Series 2006-42-1A8	6.00%		01/25/2047	7,698,326
1,333,159	Countrywide Alternative Loan Trust, Series 2007-12T1-A1	6.00%		06/25/2037	992,717
1,384,113	Countrywide Alternative Loan Trust, Series 2007-16CB-2A1 (1 Month LIBOR USD + 0.45%, 0.45% Floor, 7.00% Cap)	2.47%		08/25/2037	738,218
400,805	Countrywide Alternative Loan Trust, Series 2007-16CB-2A2 (-8 x 1 Month LIBOR USD + 54.58%, 54.58% Cap)	37.76%	I/F	08/25/2037	962,051
88,120	Countrywide Alternative Loan Trust, Series 2007-17CB-1A10 (-5 x 1 Month LIBOR USD + 29.90%, 29.90% Cap)	20.62%	I/F	08/25/2037	157,730
420,625	Countrywide Alternative Loan Trust, Series 2007-18CB-2A17	6.00%		08/25/2037	397,220
1,961,142	Countrywide Alternative Loan Trust, Series 2007-23CB-A3 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 7.00% Cap)	2.52%		09/25/2037	1,113,065
1,926,489	Countrywide Alternative Loan Trust, Series 2007-23CB-A4 (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	4.48%	I/F I/O	09/25/2037	644,941
721,483	Countrywide Alternative Loan Trust, Series 2007-4CB-2A1	7.00%		03/25/2037	178,211
24,610	Countrywide Asset-Backed Certificates, Series 2005-13-AF3	5.43%	#	02/25/2033	23,408
302,291	Countrywide Home Loans, Series 2005-28-A7	5.25%		10/25/2019	259,865
655,299	Countrywide Home Loans, Series 2007-10-A5	6.00%		07/25/2037	544,901
282,276	Countrywide Home Loans, Series 2007-15-1A16	6.25%		09/25/2037	254,116
723,990	Countrywide Home Loans, Series 2007-3-A17	6.00%		04/25/2037	609,917
96,651	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-5A5	5.50%		11/25/2035	93,227
1,074,712	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-8-1A3	5.25%		09/25/2035	991,438
4,653,324	Credit Suisse Mortgage Capital Certificates, Series 2009-3R-19A2	6.00%	^	01/27/2038	3,832,289
9,490,406	Credit-Based Asset Servicing & Securitization LLC, Series 2007-RP1-A (1 Month LIBOR USD + 0.31%, 0.31% Floor)	2.45%	^	05/25/2046	9,038,932
3,578,837	CSMC Mortgage-Backed Trust, Series 2006-4-6A1	6.00%		05/25/2036	2,548,531
37,253	CSMC Mortgage-Backed Trust, Series 2006-4-7A1	5.50%		05/25/2021	33,716
68,061	CSMC Mortgage-Backed Trust, Series 2007-1-3A1	6.00%		02/25/2022	26,215
27,332	CSMC Mortgage-Backed Trust, Series 2007-2-2A1	5.00%		03/25/2037	26,761
7,174,841	CSMC Mortgage-Backed Trust, Series 2019-RPL8-A1	3.32%	# ^	10/25/2058	7,223,162
2,172,803	CSMC Trust, Series 2010-4R-3A17	6.00%	# ^	06/26/2037	2,174,454
7,049,513	CSMC Trust, Series 2013-IVR1-A1	2.50%	# ^	03/25/2043	6,843,056
20,401,128	CSMC Trust, Series 2018-RPL7-A1	4.00%	^	08/26/2058	20,672,932
43,843,278	CSMC Trust, Series 2018-RPL8-A1	4.13%	# ^	07/25/2058	44,331,061
17,685,008	CSMC Trust, Series 2019-3R-1A1 (1 Month LIBOR USD + 1.40%, 1.40% Floor)	3.51%	^	06/02/2047	17,830,172
31,064,641	CSMC Trust, Series 2019-JR1-A1	4.10%	# ^	09/27/2066	31,209,521
664,819	Deutsche Mortgage Securities, Inc., Series 2006-PR1-3A1 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	9.29%	^I/F	04/15/2036	649,298
130,597	Deutsche Mortgage Securities, Inc., Series 2006-PR1-4AI2 (-2 x 1 Month LIBOR USD + 14.60%, 14.61% Cap)	10.73%	^I/F	04/15/2036	132,520
1,212,308	Deutsche Mortgage Securities, Inc., Series 2006-PR1-5AI4 (-1 x 1 Month LIBOR USD + 12.12%, 12.12% Cap)	9.29%	^I/F	04/15/2036	1,198,430
8,272,234	Deutsche Securities, Inc., Series 2005-6-2A1	5.50%		12/25/2035	8,032,749
345,916	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA2-1A5	6.00%		05/25/2036	268,646
3,887,128	First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8-1A1	6.25%		02/25/2037	2,905,414
69,863	First Horizon Alternative Mortgage Securities Trust, Series 2006-RE1-A1	5.50%		05/25/2035	63,743
19,200,000	FMC GMSR Issuer Trust, Series 2019-GT2-A	4.23%	# ^	09/25/2024	19,370,323
3,289,880	GMACM Mortgage Loan Trust, Series 2006-J1-A6	5.75%		04/25/2036	3,318,515
62,777	GSAA Home Equity Trust, Series 2005-7-AF5	4.61%	ß	05/25/2035	63,843
1,270,830	GSAA Home Equity Trust, Series 2007-10-A1A	6.00%		11/25/2037	1,090,628
1,107,393	GSAA Home Equity Trust, Series 2007-10-A2A	6.50%		11/25/2037	779,047
3,113,115	GSR Mortgage Loan Trust, Series 2006-3F-4A1	6.00%		03/25/2036	3,107,687
406,502	GSR Mortgage Loan Trust, Series 2007-1F-2A2	5.50%		01/25/2037	498,258
19,200,000	Headlands Residential LLC, Series 2019-RPL1-NOTE	3.97%	^§	06/25/2024	19,346,354
36,183,851	Impac Secured Assets Trust, Series 2006-5-1A1C (1 Month LIBOR USD + 0.27%, 0.27% Floor, 11.50% Cap)	2.29%		02/25/2037	33,045,864
339,368	JP Morgan Alternative Loan Trust, Series 2006-S2-A4	6.19%		05/25/2036	323,910
7,952,652	JP Morgan Alternative Loan Trust, Series 2006-S3-A4	6.31%	ß	08/25/2036	7,550,394
254,034	JP Morgan Alternative Loan Trust, Series 2006-S3-A6	6.12%	ß	08/25/2036	244,809
244,743	JP Morgan Alternative Loan Trust, Series 2006-S4-A6	5.71%	ß	12/25/2036	242,617
4,777,767	JP Morgan Mortgage Trust, Series 2006-S1-2A9	6.50%		04/25/2036	5,284,766
244,241	JP Morgan Mortgage Trust, Series 2007-S3-1A7	6.00%		08/25/2037	193,157
25,327,225	JP Morgan Mortgage Trust, Series 2018-7FRB-A2 (1 Month LIBOR USD + 0.75%)	2.90%	^	04/25/2046	25,307,997
36,322,145	Legacy Mortgage Asset Trust, Series 2018-GS2-A1	4.00%	^§	04/25/2058	36,788,137
47,813,908	Legacy Mortgage Asset Trust, Series 2018-SL1-A	4.00%	# ^	02/25/2058	48,289,288
1,516,926	Legacy Mortgage Asset Trust, Series 2019-GS5-A1	3.20%	^§	05/25/2059	1,526,028
39,576,085	Legacy Mortgage Asset Trust, Series 2019-RPL3-PT1	0.00%	^	06/25/2058	40,441,931
6,654,371	Legacy Mortgage Asset Trust, Series 2019-SL3-A	3.47%	^§	11/25/2061	6,590,204
547,065	Lehman Mortgage Trust, Series 2006-3-1A5	6.00%		07/25/2036	418,956
39,620	Lehman Mortgage Trust, Series 2006-9-1A19 (-5 x 1 Month LIBOR USD + 30.68%, 30.68% Cap)	21.40%	I/F	01/25/2037	65,188
689,954	Lehman Mortgage Trust, Series 2007-10-2A1	6.50%		01/25/2038	452,309
149,909	Lehman Mortgage Trust, Series 2007-2-1A1	5.75%		02/25/2037	135,483
5,792,910	Lehman Trust, Series 2005-9N-1A1 (1 Month LIBOR USD + 0.27%, 0.27% Floor)	2.29%		02/25/2036	5,654,947
106,412	MASTR Alternative Loans Trust, Series 2005-2-3A1	6.00%		03/25/2035	103,533
6,767,569	MASTR Alternative Loans Trust, Series 2006-1-A5	6.00%		02/25/2036	5,302,067
43,830	MASTR Alternative Loans Trust, Series 2007-1-2A7	6.00%		10/25/2036	27,313
1,783,879	MASTR Asset Securitization Trust, Series 2006-2-1A11 (1 Month LIBOR USD + 6.00%, 6.00% Floor)	6.00%		06/25/2036	1,680,396
15,913,682	Merrill Lynch Alternative Asset Trust, Series 2007-OAR4-A1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	2.27%		08/25/2037	15,242,758
2,234,729	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A8	6.00%		03/25/2037	1,583,286
18,920,944	MFA LLC, Series 2018-NPL1-A1	3.88%	^§	05/25/2048	19,084,140
20,239	Morgan Stanley Mortgage Loan Trust, Series 2004-1-1A1	5.00%		08/25/2020	20,674
856,896	Morgan Stanley Mortgage Loan Trust, Series 2005-7-7A4	5.50%		11/25/2035	902,504
2,658,695	Morgan Stanley Mortgage Loan Trust, Series 2006-7-3A	5.04%	#	06/25/2036	2,299,943
988,793	Morgan Stanley Re-Remic Trust, Series 2010-R6-5C	5.75%	# ^	05/26/2037	986,534
200,258	Nomura Asset Acceptance Corporation, Series 2006-AP1-A2	5.52%	#	01/25/2036	101,454
576,631	Nomura Home Equity Loan, Inc., Series 2006-AF1-A2	5.80%	ß	10/25/2036	225,219
1,013,305	Nomura Home Equity Loan, Inc., Series 2007-1-1A1	6.06%	ß	02/25/2037	463,072
1,377,552	Oak Hill Advisors Residential Loan Trust, Series 2017-NPL1-A1	3.00%	^§	06/25/2057	1,380,923
3,919,419	Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2-A1	3.00%	^§	07/25/2057	3,926,322
52,282	Option One Mortgage Loan Trust, Series 2004-3-M3 (1 Month LIBOR USD + 0.98%, 0.65% Floor)	2.99%		11/25/2034	52,881
28,294,697	Option One Mortgage Loan Trust, Series 2007-6-1A1 (1 Month LIBOR USD + 0.19%, 0.19% Floor)	2.21%		07/25/2037	25,907,536
9,088,848	PR Mortgage Loan Trust, Series 2014-1-APT	5.91%	# ^	10/25/2049	8,894,107
17,031,444	Preston Ridge Partners Mortgage Trust, Series 2017-2A-A1	3.47%	^§	09/25/2022	17,100,847
3,639,486	Pretium Mortgage Credit Partners LLC, Series 2019-CFL1-A1	3.72%	^§	01/25/2059	3,640,769
7,517,042	PRPM LLC, Series 2019-2A-A1	3.97%	^§	04/25/2024	7,602,628
11,340,709	PRPM LLC, Series 2019-3A-A1	3.35%	^§	07/25/2024	11,389,638
8,662,139	RBSGC Mortgage Loan Trust, Series 2005-A-3A	6.00%		04/25/2035	6,459,206
30,000,000	Redwood Funding Trust, Series 2019-1-PT	4.21%	^§	09/27/2024	30,234,750
293,022	Residential Accredit Loans, Inc., Series 2005-QS14-3A3	6.00%		09/25/2035	284,757

334,999	Residential Accredit Loans, Inc., Series 2006-QS10-A4	5.75%		08/25/2036	309,280
3,655,500	Residential Accredit Loans, Inc., Series 2006-QS10-A9	6.50%		08/25/2036	3,509,586
3,648,880	Residential Accredit Loans, Inc., Series 2006-QS4-A10	6.00%		04/25/2036	3,490,808
714,610	Residential Accredit Loans, Inc., Series 2006-QS6-1A15	6.00%		06/25/2036	672,330
67,648	Residential Accredit Loans, Inc., Series 2006-QS6-2A1	6.00%		06/25/2021	67,368
1,194,775	Residential Accredit Loans, Inc., Series 2007-QS3-A4	6.25%		02/25/2037	1,120,831
4,165,975	Residential Accredit Loans, Inc., Series 2007-QS9-A33	6.50%		07/25/2037	3,998,521
182,952	Residential Asset Mortgage Products, Inc., Series 2005-RS1-AI5	5.91%		01/25/2035	185,354
178,029	Residential Asset Securitization Trust, Series 2005-A10-A3	5.50%		09/25/2035	147,110
276,484	Residential Asset Securitization Trust, Series 2005-A11-2A4	6.00%		10/25/2035	205,829
54,997	Residential Asset Securitization Trust, Series 2005-A7-A3	5.50%		06/25/2035	46,671
1,650,489	Residential Asset Securitization Trust, Series 2006-A6-1A1	6.50%		07/25/2036	764,622
139,834	Residential Asset Securitization Trust, Series 2006-R1-A1 (-4 x 1 Month LIBOR USD + 28.40%, 28.40% Cap)	20.33%	I/F	01/25/2046	185,759
87,836	Residential Funding Mortgage Securities Trust, Series 2006-S10-1A2	6.00%		10/25/2036	83,734
446,296	Residential Funding Mortgage Securities Trust, Series 2006-S11-A3	6.00%		11/25/2036	445,918
898,700	Residential Funding Mortgage Securities Trust, Series 2007-S2-A4	6.00%		02/25/2037	862,383
572,735	Residential Funding Mortgage Securities Trust, Series 2007-S3-1A4	6.00%		03/25/2037	541,583
36,597,217	Securitized Mortgage Asset Loan Trust, Series 2015-1-PC	3.39%	# ^	02/25/2054	34,090,721
6,715,423	Securitized Mortgage Asset Loan Trust, Series 2015-2-PC	0.00%	# ^	12/26/2059	6,698,079
8,868,279	Securitized Mortgage Asset Loan Trust, Series 2015-3-PC	0.00%	# ^	10/25/2044	8,879,852
7,900,273	Sequoia Mortgage Trust, Series 2007-3-2AA1	4.02%	#	07/20/2037	7,483,067
20,972,645	Shellpoint Co-Originator Trust, Series 2016-1-1A10	3.50%	# ^	11/25/2046	21,198,174
4,506,037	Structured Asset Investment Loan Trust, Series 2006-BNC3-A1 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	2.20%		09/25/2036	3,511,528
589,308	Structured Asset Securities Corporation, Series 2003-35-1A1	5.18%	#	12/25/2033	629,539
1,216,308	Structured Asset Securities Corporation, Series 2005-RF1-A (1 Month LIBOR USD + 0.35%, 0.35% Floor)	2.37%	^	03/25/2035	1,106,446
1,216,308	Structured Asset Securities Corporation, Series 2005-RF1-AIO	2.77%	# ^ I/O	03/25/2035	205,816
14,000,000	Toorak Mortgage Corporation Ltd., Series 2019-2-A1	3.72%	§	09/25/2022	14,125,118
29,728,498	Velocity Commercial Capital Loan Trust, Series 2018-1-A	3.59%	^	04/25/2048	30,514,787
4,181,413	Velocity Commercial Capital Loan Trust, Series 2018-1-M1	3.91%	^	04/25/2048	4,319,601
1,553,751	Velocity Commercial Capital Loan Trust, Series 2018-1-M2	4.26%	^	04/25/2048	1,608,762
1,064,927	Velocity Commercial Capital Loan Trust, Series 2018-1-M3	4.41%	^	04/25/2048	1,104,884
16,228,788	Velocity Commercial Capital Loan Trust, Series 2018-2-A	4.05%	# ^	10/26/2048	16,564,253
5,211,617	Velocity Commercial Capital Loan Trust, Series 2019-1-M1	3.94%	# ^	03/25/2049	5,330,723
1,309,464	Velocity Commercial Capital Loan Trust, Series 2019-1-M2	4.01%	# ^	03/25/2049	1,340,293
1,478,948	Velocity Commercial Capital Loan Trust, Series 2019-1-M3	4.12%	# ^	03/25/2049	1,514,124
29,299,880	Vericrest Opportunity Loan Trust, Series 2019-NPL3-A1	3.97%	^§	03/25/2049	29,536,854
3,067,267	Vericrest Opportunity Loan Trust, Series 2019-NPL5-A1A	3.35%	^§	09/25/2049	3,084,475
28,293,888	VOLT LLC, Series 2017-NPL9-A1	3.13%	^§	09/25/2047	28,380,349
8,433,321	VOLT LLC, Series 2018-NPL1-A1	3.75%	^§	04/25/2048	8,467,865
22,486,538	VOLT LLC, Series 2018-NPL8-A1A	4.21%	^§	10/26/2048	22,620,792
20,000,000	VOLT LLC, Series 2019-NPL6-A1A	3.23%	^§	10/25/2049	20,171,280
116,167	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1-2A	6.00%		03/25/2035	113,546
768,615	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1-3A1	5.75%		02/25/2036	732,501
2,061,623	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-2-4CB	6.00%		03/25/2036	2,028,869
4,082,390	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-8-A6	4.38%	ß	10/25/2036	2,284,666
2,648,601	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR19-2A (11th District Cost of Funds Index + 1.25%, 1.25% Floor)	2.41%		01/25/2047	2,654,021
8,202,614	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-2-1A3	6.00%		04/25/2037	7,571,759
1,618,980	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-3-A6	6.00%		04/25/2037	1,569,804
109,402	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A11 (-6 x 1 Month LIBOR USD + 39.48%, 39.48% Cap)	27.37%	I/F	06/25/2037	221,321
9,257,536	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-5-A3	7.00%		06/25/2037	6,569,456
830,691	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	828,363
615,416	Wells Fargo Mortgage Backed Securities Trust, Series 2005-17-1A1	5.50%		01/25/2036	615,868
32,327	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR14-A6	4.85%	#	08/25/2035	32,924
44,945	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16-6A4	4.91%	#	10/25/2035	46,045
209,577	Wells Fargo Mortgage Backed Securities Trust, Series 2006-2-3A1	5.75%		03/25/2036	207,748
596,521	Wells Fargo Mortgage Backed Securities Trust, Series 2006-7-2A1	6.00%		06/25/2036	591,379
536,370	Wells Fargo Mortgage Backed Securities Trust, Series 2007-10-1A5	6.00%		07/25/2037	541,898
617,733	Wells Fargo Mortgage Backed Securities Trust, Series 2007-10-2A11	6.00%		07/25/2037	606,014
912,957	Wells Fargo Mortgage Backed Securities Trust, Series 2007-11-A96	6.00%		08/25/2037	931,925
1,155,091	Wells Fargo Mortgage Backed Securities Trust, Series 2007-14-1A1	6.00%		10/25/2037	1,154,999
61,820	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7-A1	6.00%		06/25/2037	62,388

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $1,117,707,538)					1,139,928,657

US Corporate Bonds - 12.7%
14,766,000	AbbVie, Inc.	4.70%		05/14/2045	15,801,272
1,720,000	Acrisure LLC	8.13%	^	02/15/2024	1,856,525
410,000	Advanced Drainage Systems, Inc.	5.00%	^	09/30/2027	416,658
3,315,000	AECOM	5.13%		03/15/2027	3,497,325
12,868,000	Air Lease Corporation	3.75%		02/01/2022	13,231,348
1,495,000	Air Medical Merger Sub Corporation	6.38%	^	05/15/2023	1,308,125
480,000	AK Steel Corporation	7.63%		10/01/2021	475,200
590,000	AK Steel Corporation	6.38%		10/15/2025	505,925
2,675,000	Albertsons LLC	5.88%	^	02/15/2028	2,838,014
12,430,000	Alexandria Real Estate Equities, Inc.	4.00%		01/15/2024	13,272,362
3,380,000	Alliant Holdings Intermediate LLC	8.25%	^	08/01/2023	3,460,275
1,310,000	Allied Universal Holding Company	6.63%	^	07/15/2026	1,386,962
960,000	Allied Universal Holding Company	9.75%	^	07/15/2027	1,002,835
2,985,000	Allison Transmission, Inc.	5.00%	^	10/01/2024	3,055,894
14,655,000	Altria Group, Inc.	4.80%		02/14/2029	16,084,250
1,541,000	AMC Merger, Inc.	8.00%	^	05/15/2025	1,055,585
1,085,000	American Axle & Manufacturing, Inc.	6.25%		03/15/2026	1,041,600
15,490,000	American Express Credit Corporation	2.50%		08/01/2022	15,651,891
4,433,000	American Tower Corporation	3.38%		10/15/2026	4,619,443
14,172,000	American Tower Corporation	3.60%		01/15/2028	14,949,042
1,130,000	Amsted Industries, Inc.	5.63%	^	07/01/2027	1,194,975
6,100,000	Anheuser-Busch InBev Worldwide, Inc.	4.90%		02/01/2046	7,267,862
8,205,000	Anheuser-Busch InBev Worldwide, Inc.	4.60%		04/15/2048	9,473,987
1,440,000	Antero Midstream Partners LP	5.75%	^	03/01/2027	1,205,971
8,170,000	Anthem, Inc.	2.38%		01/15/2025	8,131,598
2,930,000	Aramark Services, Inc.	5.00%	^	04/01/2025	3,032,550
1,325,000	Argos Merger Sub, Inc.	7.13%	^	03/15/2023	1,252,125
7,320,000	Arrow Electronics, Inc.	3.88%		01/12/2028	7,511,776
2,655,000	Ascend Learning LLC	6.88%	^	08/01/2025	2,757,881
690,000	Ascend Learning LLC	6.88%	^	08/01/2025	720,187
2,980,000	AssuredPartners, Inc.	7.00%	^	08/15/2025	2,994,900
20,665,000	AT&T, Inc.	5.25%		03/01/2037	24,367,219
15,884,000	Athene Global Funding	3.00%	^	07/01/2022	16,169,819
3,085,000	Avantor, Inc.	9.00%	^	10/01/2025	3,474,481
16,753,000	AXA Equitable Holdings, Inc.	3.90%		04/20/2023	17,529,284
1,955,000	B&G Foods, Inc.	5.25%		04/01/2025	2,003,875
1,250,000	B&G Foods, Inc.	5.25%		09/15/2027	1,279,812
865,000	Banff Merger Sub, Inc.	9.75%	^	09/01/2026	829,967
15,600,000	Bank of America Corporation (3 Month LIBOR USD + 1.21%)	3.97%		02/07/2030	17,091,609
25,525,000	BAT Capital Corporation	3.46%		09/06/2029	25,029,328
1,090,000	Bausch Health Companies, Inc.	7.00%	^	03/15/2024	1,148,271
580,000	Bausch Health Companies, Inc.	5.75%	^	08/15/2027	628,331
2,355,000	Bausch Health Companies, Inc.	7.00%	^	01/15/2028	2,542,458
2,350,000	Bausch Health Companies, Inc.	7.25%	^	05/30/2029	2,572,780
3,485,000	Beacon Escrow Corporation	4.88%	^	11/01/2025	3,432,725
820,000	Beacon Roofing Supply, Inc.	4.50%	^	11/15/2026	827,175
23,535,000	Becton Dickinson and Company	2.89%		06/06/2022	23,902,313
1,170,000	Berry Global Escrow Corporation	5.63%	^	07/15/2027	1,213,875
15,215,000	Boston Properties LP	3.40%		06/21/2029	15,938,728
3,465,000	Boyne USA, Inc.	7.25%	^	05/01/2025	3,792,789
13,630,000	Brooklyn Union Gas Company	4.49%	^	03/04/2049	16,609,856
2,786,000	Builders FirstSource, Inc.	5.63%	^	09/01/2024	2,907,887
665,000	Builders FirstSource, Inc.	6.75%	^	06/01/2027	719,862
425,000	Calfrac Holdings LP	8.50%	^	06/15/2026	191,250

1,200,000	Calpine Corporation	5.75%		01/15/2025	1,234,500
1,185,000	Calpine Corporation	5.25%	^	06/01/2026	1,230,919
4,050,000	Capital One Financial Corporation (3 Month LIBOR USD + 0.72%)	2.99%		01/30/2023	4,038,449
1,210,000	Carvana Company	8.88%	^	10/01/2023	1,251,987
1,915,000	Catalent Pharma Solutions, Inc.	5.00%	^	07/15/2027	1,991,600
4,771,000	CCO Holdings LLC	5.75%	^	02/15/2026	5,045,332
2,030,000	CCO Holdings LLC	5.00%	^	02/01/2028	2,103,587
860,000	CDK Global, Inc.	5.88%		06/15/2026	918,050
830,000	CDK Global, Inc.	5.25%	^	05/15/2029	860,087
1,830,000	Cedar Fair LP	5.25%	^	07/15/2029	1,964,962
14,005,000	Celgene Corporation	4.35%		11/15/2047	16,258,117
1,585,000	Cengage Learning, Inc.	9.50%	^	06/15/2024	1,458,200
3,470,000	Centene Corporation	4.75%		01/15/2025	3,570,630
835,000	Centene Corporation	5.38%	^	06/01/2026	876,750
1,165,000	Century Communities, Inc.	6.75%	^	06/01/2027	1,254,122
1,180,000	CFX Escrow Corporation	6.00%	^	02/15/2024	1,253,278
1,645,000	CFX Escrow Corporation	6.38%	^	02/15/2026	1,771,973
14,165,000	Charles Schwab Corporation	3.55%		02/01/2024	14,987,095
14,746,000	Charter Communications Operating LLC	4.91%		07/23/2025	16,217,826
4,395,000	Cheniere Energy Partners LP	5.25%		10/01/2025	4,588,380
390,000	Cheniere Energy Partners LP	5.63%		10/01/2026	415,798
825,000	Cheniere Energy Partners LP	4.50%	^	10/01/2029	847,172
7,380,000	Cigna Corporation	4.90%		12/15/2048	8,475,815
7,655,000	Cigna Corporation (3 Month LIBOR USD + 0.89%)	3.19%		07/15/2023	7,676,298
1,965,000	Cincinnati Bell, Inc.	7.00%	^	07/15/2024	1,827,450
23,400,000	Citigroup, Inc. (3 Month LIBOR USD + 1.10%)	3.22%		05/17/2024	23,616,384
2,140,000	Clean Harbors, Inc.	4.88%	^	07/15/2027	2,238,975
460,000	Clean Harbors, Inc.	5.13%	^	07/15/2029	488,750
1,284,000	Clear Channel Worldwide Holdings, Inc.	9.25%	^	02/15/2024	1,413,889
1,530,000	Clear Channel Worldwide Holdings, Inc.	5.13%	^	08/15/2027	1,597,855
815,000	CNO Financial Group, Inc.	5.25%		05/30/2029	894,462
3,220,000	CNX Midstream Partners LP	6.50%	^	03/15/2026	2,986,872
14,895,000	Comcast Corporation	3.95%		10/15/2025	16,230,031
1,320,000	CommScope Finance LLC	5.50%	^	03/01/2024	1,364,550
625,000	CommScope Finance LLC	6.00%	^	03/01/2026	649,875
3,110,000	Connect Finco LLC	6.75%	^	10/01/2026	3,172,200
3,895,000	Constellation Brands, Inc.	3.15%		08/01/2029	3,997,059
1,380,000	Constellation Merger Sub, Inc.	8.50%	^	09/15/2025	1,162,650
15,555,000	Corning, Inc.	4.38%		11/15/2057	16,058,105
3,130,000	Cott Holdings, Inc.	5.50%	^	04/01/2025	3,259,206
2,060,000	CRC Issuer LLC	5.25%	^	10/15/2025	2,111,294
2,255,000	Credit Acceptance Corporation	6.63%	^	03/15/2026	2,418,487
1,940,000	Crown Americas LLC	4.50%		01/15/2023	2,041,850
2,820,000	Crown Americas LLC	4.75%		02/01/2026	2,957,475
14,045,000	Crown Castle International Corporation	3.65%		09/01/2027	14,892,258
815,000	Crown Castle International Corporation	3.80%		02/15/2028	867,680
1,988,000	CSC Holdings LLC	5.25%		06/01/2024	2,142,070
2,940,000	CSC Holdings LLC	5.75%	^	01/15/2030	3,076,328
2,700,000	CSI Compressco LP	7.50%	^	04/01/2025	2,666,250
15,465,000	CSX Corporation	3.80%		11/01/2046	16,263,178
7,385,000	CVS Health Corporation	5.05%		03/25/2048	8,411,700
2,200,000	Dana Financing Ltd.	5.75%	^	04/15/2025	2,256,870
16,060,000	Delta Air Lines, Inc.	3.80%		04/19/2023	16,669,591
1,030,000	Diamond Sports Group LLC	5.38%	^	08/15/2026	1,071,200
3,500,000	Digital Realty Trust	3.70%		08/15/2027	3,676,703
3,000,000	Digital Realty Trust	3.60%		07/01/2029	3,126,257
17,835,000	Discover Financial Services	4.10%		02/09/2027	18,997,333
1,355,000	DISH DBS Corporation	5.88%		11/15/2024	1,348,225
14,005,000	Dollar Tree, Inc.	4.00%		05/15/2025	14,860,633
12,745,000	DowDuPont, Inc.	5.42%		11/15/2048	16,203,078
3,615,000	Duke Energy Corporation	3.75%		09/01/2046	3,734,466
7,615,000	Duke Energy Corporation	3.95%		08/15/2047	8,169,004
11,590,000	Duke Energy Progress, Inc.	4.15%		12/01/2044	13,292,162
450,000	Dun & Bradstreet Corporation	10.25%	^	02/15/2027	499,500
1,305,000	Eagle Holding LLC (PIK 9.00%)	7.75%	^	05/15/2022	1,318,050
1,180,000	EES Finance Corporation	8.13%		05/01/2025	1,181,475
1,710,000	Eldorado Resorts, Inc.	6.00%		04/01/2025	1,808,325
2,136,000	Embarq Corporation	8.00%		06/01/2036	2,121,988
7,425,000	Enable Midstream Partners LP	4.40%		03/15/2027	7,456,644
620,000	Encompass Health Corporation	4.50%		02/01/2028	628,370
215,000	Encompass Health Corporation	4.75%		02/01/2030	217,773
1,710,000	Energizer Holdings, Inc.	7.75%	^	01/15/2027	1,909,557
13,325,000	Energy Transfer Partners LP	4.75%		01/15/2026	14,457,257
1,250,000	Energy Transfer Partners LP	4.20%		04/15/2027	1,316,001
3,560,000	Ensemble S Merger Sub, Inc.	9.00%	^	09/30/2023	3,662,350
405,000	Enterprise Merger Sub, Inc.	8.75%	^	10/15/2026	249,075
1,125,000	EP Energy LLC	7.75%	^	05/15/2026	849,375
8,065,000	ERP Operating LP	2.50%		02/15/2030	7,955,966
3,981,000	ESH Hospitality, Inc.	5.25%	^	05/01/2025	4,125,311
825,000	ESH Hospitality, Inc.	4.63%	^	10/01/2027	829,125
3,954,000	Exelon Corporation	3.40%		04/15/2026	4,136,888
7,820,000	Expedia Group, Inc.	3.80%		02/15/2028	8,192,583
755,000	Extraction Oil & Gas, Inc.	5.63%	^	02/01/2026	466,212
7,447,000	FedEx Corporation	4.75%		11/15/2045	8,009,896
1,520,000	Financial & Risk US Holdings, Inc.	6.25%	^	05/15/2026	1,633,985
1,560,000	Financial & Risk US Holdings, Inc.	8.25%	^	11/15/2026	1,725,750
1,815,000	Flex Acquisition Company, Inc.	6.88%	^	01/15/2025	1,664,536
3,460,000	Ford Motor Company	7.45%		07/16/2031	3,972,678
2,220,000	Foresight Energy LLC	11.50%	^	04/01/2023	482,850
2,140,000	Frontdoor, Inc.	6.75%	^	08/15/2026	2,348,693
605,000	Frontier Communications Corporation	8.50%		04/15/2020	320,650
945,000	Frontier Communications Corporation	7.13%		01/15/2023	422,887
765,000	Frontier Communications Corporation	8.50%	^	04/01/2026	766,836
1,335,000	Frontier Communications Corporation	8.00%	^	04/01/2027	1,411,349
1,068,000	FTS International, Inc.	6.25%		05/01/2022	881,100
13,450,000	General Electric Company	5.88%		01/14/2038	16,181,708
6,205,000	General Motors Financial Company	3.95%		04/13/2024	6,389,466
4,265,000	General Motors Financial Company (3 Month LIBOR USD + 0.80%)	3.01%		08/07/2020	4,273,645
13,645,000	General Motors Financial Company (3 Month LIBOR USD + 0.99%)	3.28%		01/05/2023	13,464,730
3,440,000	Genesys Telecommunications Laboratories, Inc.	10.00%	^	11/30/2024	3,727,446
16,260,000	Georgia Power Company	2.20%		09/15/2024	16,089,980
2,250,000	Global Aircraft Leasing Company (PIK 7.00%)	6.50%	^	09/15/2024	2,283,750
1,875,000	Gogo Finance Company, Inc.	9.88%	^	05/01/2024	2,010,937
1,035,000	Golden Entertainment, Inc.	7.63%	^	04/15/2026	1,084,162
3,290,000	Golden Nugget, Inc.	6.75%	^	10/15/2024	3,380,475
500,000	Golden Nugget, Inc.	8.75%	^	10/01/2025	522,500
8,250,000	Goldman Sachs Group, Inc. (3 Month LIBOR USD + 0.78%)	3.04%		10/31/2022	8,276,289
11,218,000	Goldman Sachs Group, Inc. (3 Month LIBOR USD + 1.17%)	3.33%		05/15/2026	11,283,734
860,000	Gray Television, Inc.	5.13%	^	10/15/2024	893,325
1,510,000	Gray Television, Inc.	7.00%	^	05/15/2027	1,664,699
835,000	GrubHub Holdings, Inc.	5.50%	^	07/01/2027	853,787
1,315,000	GTT Communications, Inc.	7.88%	^	12/31/2024	749,550
1,820,000	Gulfport Energy Corporation	6.38%		05/15/2025	1,301,300
15,892,000	Hasbro, Inc.	3.50%		09/15/2027	16,287,329
850,000	HCA, Inc.	5.25%		04/15/2025	946,658
4,850,000	HCA, Inc.	5.38%		09/01/2026	5,340,820
270,000	HCA, Inc.	5.88%		02/01/2029	302,400
7,770,000	HCA, Inc.	4.13%		06/15/2029	8,151,616

4,865,000	Hess Infrastructure Partners LP	5.63%	^	02/15/2026	5,108,250
985,000	Hexion, Inc.	7.88%	^	07/15/2027	977,612
1,397,000	HilCorporationEnergy LP	6.25%	^	11/01/2028	1,306,195
620,000	Hill-Rom Holdings, Inc.	4.38%	^	09/15/2027	635,407
4,890,000	Hilton Domestic Operating Company, Inc.	4.25%		09/01/2024	4,993,912
7,260,000	Home Depot, Inc.	3.90%		06/15/2047	8,330,787
800,000	Horizon Pharma USA, Inc.	5.50%	^	08/01/2027	834,000
1,420,000	IAA Spinco, Inc.	5.50%	^	06/15/2027	1,501,650
1,680,000	Icahn Enterprises Finance Corporation	6.25%		02/01/2022	1,727,880
650,000	Icahn Enterprises Finance Corporation	6.38%		12/15/2025	685,108
2,965,000	Icahn Enterprises Finance Corporation	6.25%	^	05/15/2026	3,113,250
480,000	iHeartCommunications, Inc.	6.38%		05/01/2026	520,800
230,000	iHeartCommunications, Inc.	8.38%		05/01/2027	249,550
1,000,000	iHeartCommunications, Inc.	5.25%	^	08/15/2027	1,042,500
875,000	Indigo Natural Resources LLC	6.88%	^	02/15/2026	792,969
3,155,000	Informatica LLC	7.13%	^	07/15/2023	3,218,100
1,435,000	Installed Building Products, Inc.	5.75%	^	02/01/2028	1,483,431
2,045,000	IQVIA, Inc.	5.00%	^	05/15/2027	2,147,250
2,314,000	IRB Holding Corporation	6.75%	^	02/15/2026	2,331,355
2,685,000	Iridium Communications, Inc.	10.25%	^	04/15/2023	2,899,800
1,280,000	Iron Mountain, Inc.	4.88%	^	09/15/2029	1,302,784
1,000,000	iStar, Inc.	4.75%		10/01/2024	1,018,750
275,000	JBS USA Finance, Inc.	5.75%	^	06/15/2025	287,532
430,000	JBS USA Finance, Inc.	5.88%	^	07/15/2024	443,728
1,710,000	JBS USA Finance, Inc.	6.75%	^	02/15/2028	1,900,237
1,670,000	JBS USA Finance, Inc.	6.50%	^	04/15/2029	1,857,875
600,000	JBS USA Finance, Inc.	5.50%	^	01/15/2030	637,488
2,795,000	JELD-WEN, Inc.	4.63%	^	12/15/2025	2,812,553
8,015,000	John Deere Capital Corporation	3.45%		01/10/2024	8,450,650
2,465,000	KAR Auction Services, Inc.	5.13%	^	06/01/2025	2,563,600
11,824,000	Kinder Morgan Energy Partners LP	6.95%		01/15/2038	15,462,536
1,475,000	Kratos Defense & Security Solutions, Inc.	6.50%	^	11/30/2025	1,578,250
15,245,000	Kroger Company	3.40%		04/15/2022	15,736,372
3,035,000	Level 3 Financing, Inc.	5.38%		01/15/2024	3,102,832
1,525,000	Level 3 Financing, Inc.	4.63%	^	09/15/2027	1,542,614
17,379,000	Liberty Mutual Group, Inc.	3.95%	^	10/15/2050	17,458,770
1,905,000	Lions Gate Capital Holdings LLC	6.38%	^	02/01/2024	2,019,071
2,990,000	Live Nation Entertainment, Inc.	5.63%	^	03/15/2026	3,188,087
13,037,000	Lockheed Martin Corporation	4.70%		05/15/2046	16,600,791
2,835,000	LTF Merger Sub, Inc.	8.50%	^	06/15/2023	2,912,963
13,619,000	Marathon Petroleum Corporation	5.13%		12/15/2026	15,322,861
1,925,000	Marriott Ownership Resorts, Inc.	6.50%		09/15/2026	2,083,813
14,460,000	Marvell Technology Group Ltd.	4.20%		06/22/2023	15,166,670
2,250,000	Masonite International Corporation	5.75%	^	09/15/2026	2,382,188
2,535,000	Match Group, Inc.	5.00%	^	12/15/2027	2,642,738
895,000	Matterhorn Merger Sub LLC	8.50%	^	06/01/2026	673,488
7,020,000	McDonald’s Corporation	4.45%		03/01/2047	8,078,528
50,000	Metropolitan Edison Company	4.00%	^	04/15/2025	53,165
1,710,000	MGM Growth Properties LP	5.75%	^	02/01/2027	1,922,126
1,150,000	MGM Resorts International	5.75%		06/15/2025	1,272,188
6,255,000	Monongahela Power Company	5.40%	^	12/15/2043	8,401,474
14,609,000	Morgan Stanley (3 Month LIBOR USD + 1.34%)	3.59%		07/22/2028	15,421,247
15,680,000	Mosaic Company	4.05%		11/15/2027	16,306,945
1,152,000	Moss Creek Resources Holdings, Inc.	7.50%	^	01/15/2026	853,920
1,735,000	MPH Acquisition Holdings LLC	7.13%	^	06/01/2024	1,607,044
1,250,000	MPLX LP	4.00%		03/15/2028	1,304,518
1,305,000	MPT Finance Corporation	4.63%		08/01/2029	1,346,597
3,720,000	MPT Operating Partnership LP	5.00%		10/15/2027	3,906,000
940,000	Murphy Oil USA, Inc.	4.75%		09/15/2029	963,500
1,285,000	Nabors Industries, Inc.	5.75%		02/01/2025	957,325
2,795,000	Navient Corporation	6.50%		06/15/2022	2,983,663
860,000	Netflix, Inc.	5.88%		02/15/2025	946,550
765,000	Netflix, Inc.	5.38%	^	11/15/2029	797,513
8,467,000	NextEra Energy Capital Holdings, Inc.	3.55%		05/01/2027	8,983,491
3,207,000	NFP Corporation	6.88%	^	07/15/2025	3,194,974
1,170,000	NGL Energy Finance Corporation	7.50%	^	04/15/2026	1,178,190
1,835,000	NRG Energy, Inc.	5.25%	^	06/15/2029	1,980,057
1,650,000	NuStar Logistics LP	6.00%		06/01/2026	1,789,920
880,000	NVA Holdings, Inc.	6.88%	^	04/01/2026	938,300
1,610,000	Oasis Petroleum, Inc.	6.88%		03/15/2022	1,509,375
1,055,000	Oasis Petroleum, Inc.	6.25%	^	05/01/2026	859,825
16,120,000	Oncor Electric Delivery Company	3.10%	^	09/15/2049	16,100,990
148,000	Oncor Electric Delivery Company LLC	2.95%		04/01/2025	153,829
4,060,000	ONEOK, Inc.	3.40%		09/01/2029	4,026,477
8,405,000	Owens Corning	4.40%		01/30/2048	7,756,041
7,010,000	Packaging Corporation of America	3.40%		12/15/2027	7,282,198
1,445,000	Panther BF Aggregator LP	6.25%	^	05/15/2026	1,524,475
745,000	Panther BF Aggregator LP	8.50%	^	05/15/2027	756,175
1,790,000	Par Petroleum Finance Corporation	7.75%	^	12/15/2025	1,785,525
2,305,000	Parsley Energy LLC	5.63%	^	10/15/2027	2,391,438
2,525,000	Peabody Securities Finance Corporation	6.00%	^	03/31/2022	2,550,250
2,085,000	Penn National Gaming, Inc.	5.63%	^	01/15/2027	2,157,975
6,620,000	Penske Truck Leasing Company	4.20%	^	04/01/2027	7,051,764
1,465,000	Performance Food Group, Inc.	5.50%	^	10/15/2027	1,545,575
468,000	PetSmart, Inc.	5.88%	^	06/01/2025	468,000
3,070,000	Pilgrim’s Pride Corporation	5.88%	^	09/30/2027	3,308,693
1,670,000	Polaris Intermediate Corporation (PIK 9.25%)	8.50%	^	12/01/2022	1,427,850
2,390,000	Post Holdings, Inc.	5.50%	^	03/01/2025	2,512,488
430,000	Post Holdings, Inc.	5.50%	^	12/15/2029	449,888
1,263,000	Prime Security Services Borrower LLC	9.25%	^	05/15/2023	1,330,160
7,705,000	Prudential Financial, Inc.	3.91%		12/07/2047	8,290,959
11,955,000	PSEG Power LLC	3.85%		06/01/2023	12,649,985
14,460,000	Public Storage	3.39%		05/01/2029	15,524,932
1,280,000	QEP Resources, Inc.	5.25%		05/01/2023	1,193,626
1,175,000	QEP Resources, Inc.	5.63%		03/01/2026	1,016,375
380,000	Radiate Finance, Inc.	6.88%	^	02/15/2023	392,825
1,695,000	Radiate Finance, Inc.	6.63%	^	02/15/2025	1,715,510
2,150,000	Resideo Funding, Inc.	6.13%	^	11/01/2026	2,273,625
1,073,000	Riverbed Technology, Inc.	8.88%	^	03/01/2023	590,150
7,435,000	Royal Caribbean Cruises Ltd.	3.70%		03/15/2028	7,628,289
14,675,000	Sabine Pass Liquefaction LLC	5.00%		03/15/2027	16,223,234
1,580,000	Schweitzer-Mauduit International, Inc.	6.88%	^	10/01/2026	1,674,800
1,820,000	Scientific Games International, Inc.	5.00%	^	10/15/2025	1,882,426
1,160,000	Scientific Games International, Inc.	8.25%	^	03/15/2026	1,238,300
1,475,000	Scripps Escrow, Inc.	5.88%	^	07/15/2027	1,500,813
1,925,000	Select Medical Corporation	6.25%	^	08/15/2026	2,016,438
8,175,000	Simon Property Group LP	2.45%		09/13/2029	8,010,743
2,195,000	Sirius XM Radio, Inc.	5.38%	^	07/15/2026	2,312,674
1,100,000	Sirius XM Radio, Inc.	5.50%	^	07/01/2029	1,177,000
3,020,000	Six Flags Entertainment Corporation	4.88%	^	07/31/2024	3,133,250
15,691,000	Smithfield Foods, Inc.	4.25%	^	02/01/2027	16,269,252
7,945,000	Southern California Edison Company	4.00%		04/01/2047	8,561,261
210,000	Spectrum Brands, Inc.	5.00%	^	10/01/2029	214,200
1,590,000	Springleaf Finance Corporation	6.88%		03/15/2025	1,755,956
280,000	Springleaf Finance Corporation	7.13%		03/15/2026	311,136
390,000	Springleaf Finance Corporation	6.63%		01/15/2028	420,342
3,965,000	Sprint Capital Corporation	6.88%		11/15/2028	4,332,556
3,815,000	Sprint Corporation	7.13%		06/15/2024	4,121,345

7,520,000	Sprint Spectrum Company LLC	4.74%	^	03/20/2025	8,012,635
2,495,000	SS&C Technologies, Inc.	5.50%	^	09/30/2027	2,612,016
1,495,000	Staples, Inc.	7.50%	^	04/15/2026	1,544,036
500,000	Staples, Inc.	10.75%	^	04/15/2027	515,000
1,310,000	Star Merger Sub, Inc.	6.88%	^	08/15/2026	1,430,356
1,745,000	Stevens Holding Company, Inc.	6.13%	^	10/01/2026	1,864,969
2,518,000	SunCoke Energy Partners Finance Corporation	7.50%	^	06/15/2025	2,250,463
1,910,000	Sunoco LP	5.50%		02/15/2026	1,998,185
1,010,000	Sunoco LP / Sunoco Finance Corporation	6.00%		04/15/2027	1,073,125
15,110,000	Synchrony Financial	3.95%		12/01/2027	15,506,185
1,095,000	Talen Energy Supply LLC	6.63%	^	01/15/2028	1,081,313
925,000	Tapstone Energy Finance Corporation	9.75%	^ Ω	06/01/2022	254,375
2,035,000	Targa Resources Partners Finance Corporation	5.88%		04/15/2026	2,157,100
800,000	Targa Resources Partners Finance Corporation	6.50%	^	07/15/2027	874,872
3,600,000	Tempo Acquisition Finance Corporation	6.75%	^	06/01/2025	3,726,000
3,115,000	Tempur Sealy International, Inc.	5.50%		06/15/2026	3,259,069
1,760,000	Tenet Healthcare Corporation	7.00%		08/01/2025	1,795,200
1,800,000	Tenet Healthcare Corporation	4.88%	^	01/01/2026	1,849,500
1,930,000	Tenet Healthcare Corporation	6.25%	^	02/01/2027	2,009,420
750,000	Tenet Healthcare Corporation	5.13%	^	11/01/2027	775,950
1,940,000	TerraForm Power Operating LLC	4.25%	^	01/31/2023	1,988,500
14,055,000	The Interpublic Group of Companies, Inc.	5.40%		10/01/2048	16,764,214
2,525,000	The ServiceMaster Company LLC	5.13%	^	11/15/2024	2,626,000
1,600,000	The William Carter Company	5.63%	^	03/15/2027	1,718,000
4,795,000	T-Mobile USA, Inc.	4.50%		02/01/2026	4,953,475
1,365,000	TransDigm, Inc.	6.38%		06/15/2026	1,440,075
2,205,000	TransDigm, Inc.	6.25%	^	03/15/2026	2,373,131
872,200	Transocean Guardian Ltd.	5.88%	^	01/15/2024	880,922
2,120,000	Transocean Poseidon Ltd.	6.88%	^	02/01/2027	2,194,200
1,605,000	Transocean Proteus Ltd.	6.25%	^	12/01/2024	1,637,100
1,155,000	Transocean, Inc.	7.25%	^	11/01/2025	1,022,175
1,320,000	Trident Merger Sub, Inc.	6.63%	^	11/01/2025	1,161,600
495,000	Triumph Group, Inc.	6.25%	^	09/15/2024	516,137
1,957,000	Triumph Group, Inc.	7.75%		08/15/2025	1,981,463
1,120,000	Trivium Packaging Finance BV	5.50%	^	08/15/2026	1,180,144
1,420,000	Twin River Worldwide Holdings, Inc.	6.75%	^	06/01/2027	1,494,550
1,580,000	Uber Technologies, Inc.	8.00%	^	11/01/2026	1,603,700
700,000	Uber Technologies, Inc.	7.50%	^	09/15/2027	700,000
2,535,000	United Rentals North America, Inc.	6.50%		12/15/2026	2,771,389
300,000	United Rentals North America, Inc.	5.25%		01/15/2030	315,564
510,000	Univision Communications, Inc.	5.13%	^	05/15/2023	511,275
3,415,000	USA Compression Partners LP	6.88%	^	09/01/2027	3,543,063
14,757,000	Verizon Communications, Inc.	4.40%		11/01/2034	16,846,429
6,735,000	Verizon Communications, Inc.	4.27%		01/15/2036	7,597,104
2,365,000	Verscend Escrow Corporation	9.75%	^	08/15/2026	2,527,286
3,415,000	Viking Cruises Ltd.	5.88%	^	09/15/2027	3,627,072
1,235,000	Vine Oil & Gas Finance Corporation	8.75%	^	04/15/2023	568,100
2,405,000	Vistra Operations Co LLC	5.63%	^	02/15/2027	2,539,512
955,000	Vizient, Inc.	6.25%	^	05/15/2027	1,026,625
18,495,000	Volkswagen Group of America Finance LLC	4.25%	^	11/13/2023	19,719,161
1,990,000	Wand Merger Corporation	8.13%	^	07/15/2023	2,079,550
14,740,000	Waste Management, Inc.	4.00%		07/15/2039	16,782,639
1,805,000	Waste Pro, Inc.	5.50%	^	02/15/2026	1,869,908
1,005,000	Weatherford International Ltd.	9.88%	Ω	02/15/2024	364,313
2,415,000	WellCare Health Plans, Inc.	5.25%		04/01/2025	2,523,675
2,285,000	WellCare Health Plans, Inc.	5.38%	^	08/15/2026	2,444,493
6,905,000	Wells Fargo & Company (3 Month LIBOR USD + 1.17%)	3.20%		06/17/2027	7,140,952
15,115,000	Welltower, Inc.	3.95%		09/01/2023	16,021,557
500,000	West Street Merger Sub, Inc.	6.38%	^	09/01/2025	462,500
725,000	WeWork Cos, Inc.	7.88%	^	05/01/2025	618,969
2,430,000	Whiting Petroleum Corporation	6.63%		01/15/2026	1,652,400
13,740,000	Willis North America, Inc.	4.50%		09/15/2028	15,245,216
1,430,000	WPX Energy, Inc.	5.25%		10/15/2027	1,444,300
15,140,000	WRKCo, Inc.	3.75%		03/15/2025	15,949,575
1,245,000	Yum! Brands, Inc.	4.75%	^	01/15/2030	1,287,019

Total US Corporate Bonds (Cost $1,529,571,447)					1,610,166,786

US Government and Agency Mortgage Backed Obligations - 16.2%
100,204,651	Federal Home Loan Mortgage Corporation Pass-Thru, Series K722-X1	1.44%	# I/O	03/25/2023	3,673,963
600,578	Federal Home Loan Mortgage Corporation, Pool G01840	5.00%		07/01/2035	664,144
325,913	Federal Home Loan Mortgage Corporation, Pool G04817	5.00%		09/01/2038	360,140
13,934,010	Federal Home Loan Mortgage Corporation, Pool G08537	3.00%		07/01/2043	14,368,829
10,379,139	Federal Home Loan Mortgage Corporation, Pool G08622	3.00%		01/01/2045	10,648,091
9,649,588	Federal Home Loan Mortgage Corporation, Pool G08686	3.00%		01/01/2046	9,894,045
41,754,683	Federal Home Loan Mortgage Corporation, Pool G08701	3.00%		04/01/2046	42,812,943
2,263,150	Federal Home Loan Mortgage Corporation, Pool G08737	3.00%		12/01/2046	2,317,842
61,624,166	Federal Home Loan Mortgage Corporation, Pool G61645	4.00%		10/01/2048	64,121,279
1,964,660	Federal Home Loan Mortgage Corporation, Pool N70081	5.50%		07/01/2038	2,185,703
8,661,789	Federal Home Loan Mortgage Corporation, Pool Q33789	3.50%		06/01/2045	9,119,176
43,526,209	Federal Home Loan Mortgage Corporation, Pool Q51461	3.50%		10/01/2047	45,000,212
9,825,253	Federal Home Loan Mortgage Corporation, Pool RC1060	2.50%		09/01/2034	9,965,066
54,721,509	Federal Home Loan Mortgage Corporation, Pool SD0035	3.00%		04/01/2047	56,004,963
2,896,035	Federal Home Loan Mortgage Corporation, Pool T60854	3.50%		09/01/2042	2,955,873
538,220	Federal Home Loan Mortgage Corporation, Pool U60299	4.00%		11/01/2040	571,633
16,043,339	Federal Home Loan Mortgage Corporation, Pool V83144	4.00%		04/01/2047	16,851,435
35,084,510	Federal Home Loan Mortgage Corporation, Pool ZT1827	3.00%		07/01/2047	35,954,640
61,540	Federal Home Loan Mortgage Corporation, Series 2692-SC (-2 x 1 Month LIBOR USD + 13.29%, 13.29% Cap)	9.23%	I/F	07/15/2033	74,966
1,857,245	Federal Home Loan Mortgage Corporation, Series 2722-PS (-1 x 1 Month LIBOR USD + 9.89%, 9.89% Cap)	7.64%	I/F	12/15/2033	2,268,379
85,601	Federal Home Loan Mortgage Corporation, Series 2750-ZT	5.00%		02/15/2034	93,654
179,903	Federal Home Loan Mortgage Corporation, Series 3002-SN (-1 x 1 Month LIBOR USD + 6.50%, 6.50% Cap)	4.47%	I/F I/O	07/15/2035	28,139
80,356	Federal Home Loan Mortgage Corporation, Series 3045-DI (-1 x 1 Month LIBOR USD + 6.73%, 6.73% Cap)	4.70%	I/F I/O	10/15/2035	13,211
285,274	Federal Home Loan Mortgage Corporation, Series 3116-Z	5.50%		02/15/2036	317,180
26,867	Federal Home Loan Mortgage Corporation, Series 3117-ZN	4.50%		02/15/2036	28,052
335,224	Federal Home Loan Mortgage Corporation, Series 3203-ZC	5.00%		07/15/2036	371,514
102,559	Federal Home Loan Mortgage Corporation, Series 3275-SC (-1 x 1 Month LIBOR USD + 6.08%, 6.08% Cap)	4.05%	I/F I/O	02/15/2037	14,676
302,248	Federal Home Loan Mortgage Corporation, Series 3382-SB (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.97%	I/F I/O	11/15/2037	26,713
309,148	Federal Home Loan Mortgage Corporation, Series 3384-S (-1 x 1 Month LIBOR USD + 6.39%, 6.39% Cap)	4.36%	I/F I/O	11/15/2037	37,935
423,628	Federal Home Loan Mortgage Corporation, Series 3417-SX (-1 x 1 Month LIBOR USD + 6.18%, 6.18% Cap)	4.15%	I/F I/O	02/15/2038	42,467
42,792	Federal Home Loan Mortgage Corporation, Series 3423-GS (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	3.62%	I/F I/O	03/15/2038	4,807
42,792	Federal Home Loan Mortgage Corporation, Series 3423-SG (-1 x 1 Month LIBOR USD + 5.65%, 5.65% Cap)	3.62%	I/F I/O	03/15/2038	4,477
127,484	Federal Home Loan Mortgage Corporation, Series 3524-LB	3.60%	I/O P/O	06/15/2038	131,794
17,962,455	Federal Home Loan Mortgage Corporation, Series 355-300	3.00%		08/15/2047	18,571,030
124,926	Federal Home Loan Mortgage Corporation, Series 3562-WS (-1 x 1 Month LIBOR USD + 4.95%, 4.95% Cap)	2.92%	I/F I/O	08/15/2039	10,781
178,722	Federal Home Loan Mortgage Corporation, Series 3582-SA (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.97%	I/F I/O	10/15/2049	26,409
57,760,990	Federal Home Loan Mortgage Corporation, Series 358-300	3.00%		10/15/2047	59,338,964
236,665	Federal Home Loan Mortgage Corporation, Series 3616-SG (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	4.32%	I/F I/O	03/15/2032	37,942
959,745	Federal Home Loan Mortgage Corporation, Series 3626-AZ	5.50%		08/15/2036	1,059,799
335,029	Federal Home Loan Mortgage Corporation, Series 3666-SC (-1 x 1 Month LIBOR USD + 5.77%, 5.77% Cap)	3.74%	I/F I/O	05/15/2040	60,126
245,100	Federal Home Loan Mortgage Corporation, Series 3666-VZ	5.50%		08/15/2036	272,162
2,496,618	Federal Home Loan Mortgage Corporation, Series 3779-DZ	4.50%		12/15/2040	2,781,892
1,400,000	Federal Home Loan Mortgage Corporation, Series 3779-YA	3.50%		12/15/2030	1,474,780
473,984	Federal Home Loan Mortgage Corporation, Series 3786-SG (-2 x 1 Month LIBOR USD + 9.50%, 9.50% Cap)	5.45%	I/F	01/15/2041	555,503
4,906,417	Federal Home Loan Mortgage Corporation, Series 3792-SE (-2 x 1 Month LIBOR USD + 9.86%, 9.86% Cap)	5.81%	I/F	01/15/2041	5,928,268
2,589,733	Federal Home Loan Mortgage Corporation, Series 3795-VZ	4.00%		01/15/2041	2,765,060
52,467	Federal Home Loan Mortgage Corporation, Series 3798-SD (-2 x 1 Month LIBOR USD + 9.60%, 9.60% Cap)	5.55%	I/F	12/15/2040	56,996
977,959	Federal Home Loan Mortgage Corporation, Series 3806-CZ	5.50%		07/15/2034	1,096,838
1,040,732	Federal Home Loan Mortgage Corporation, Series 3808-DB	3.50%		02/15/2031	1,079,068
2,078,545	Federal Home Loan Mortgage Corporation, Series 3818-CZ	4.50%		03/15/2041	2,305,075

1,082,486	Federal Home Loan Mortgage Corporation, Series 3819-ZU	5.50%		07/15/2034	1,200,675
3,356,578	Federal Home Loan Mortgage Corporation, Series 3824-EY	3.50%		03/15/2031	3,549,610
251,282	Federal Home Loan Mortgage Corporation, Series 3828-SW (-3 x 1 Month LIBOR USD + 13.20%, 13.20% Cap)	7.12%	I/F	02/15/2041	373,077
1,616,319	Federal Home Loan Mortgage Corporation, Series 3863-ZA	5.50%		08/15/2034	1,783,222
10,296,413	Federal Home Loan Mortgage Corporation, Series 3889-VZ	4.00%		07/15/2041	10,768,879
3,253,403	Federal Home Loan Mortgage Corporation, Series 3910-GZ	5.00%	>	08/15/2041	3,725,008
23,337,601	Federal Home Loan Mortgage Corporation, Series 3967-ZP	4.00%	>	09/15/2041	26,348,474
4,231,350	Federal Home Loan Mortgage Corporation, Series 3972-AZ	3.50%		12/15/2041	4,365,867
26,715,663	Federal Home Loan Mortgage Corporation, Series 4057-ZA	4.00%	>	06/15/2042	29,641,546
9,569,883	Federal Home Loan Mortgage Corporation, Series 4096-DZ	3.50%	>	08/15/2042	10,512,690
29,800,698	Federal Home Loan Mortgage Corporation, Series 4165-ZT	3.00%	>	02/15/2043	30,366,580
5,183,535	Federal Home Loan Mortgage Corporation, Series 4291-MS (-1 x 1 Month LIBOR USD + 5.90%, 5.90% Cap)	3.87%	I/F I/O	01/15/2054	801,681
19,323,676	Federal Home Loan Mortgage Corporation, Series 4341-AZ	3.00%	>	05/15/2044	19,890,699
10,997,894	Federal Home Loan Mortgage Corporation, Series 4377-A	3.00%		06/15/2039	11,154,578
8,742,801	Federal Home Loan Mortgage Corporation, Series 4391-MA	3.00%		07/15/2040	8,907,810
14,208,311	Federal Home Loan Mortgage Corporation, Series 4413-AZ	3.50%	>	11/15/2044	15,009,455
11,805,826	Federal Home Loan Mortgage Corporation, Series 4423-Z	3.50%	>	12/15/2044	12,440,813
12,460,435	Federal Home Loan Mortgage Corporation, Series 4427-MA	3.00%		02/15/2034	12,792,790
20,135,723	Federal Home Loan Mortgage Corporation, Series 4471-BA	3.00%		12/15/2041	20,654,029
29,584,952	Federal Home Loan Mortgage Corporation, Series 4471-GA	3.00%		02/15/2044	30,482,932
17,839,942	Federal Home Loan Mortgage Corporation, Series 4481-B	3.00%		12/15/2042	18,275,422
9,287,558	Federal Home Loan Mortgage Corporation, Series 4511-QA	3.00%		01/15/2041	9,414,521
48,494,540	Federal Home Loan Mortgage Corporation, Series 4542-AC	2.70%		01/15/2045	49,190,776
85,741,053	Federal Home Loan Mortgage Corporation, Series 4750-PA	3.00%		07/15/2046	87,106,419
64,442,534	Federal Home Loan Mortgage Corporation, Series 4752-PL	3.00%		09/15/2046	66,644,522
4,781,000	Federal Home Loan Mortgage Corporation, Series K050-A2	3.33%	#	08/25/2025	5,116,886
6,528,000	Federal Home Loan Mortgage Corporation, Series K053-A2	3.00%		12/25/2025	6,889,547
385,384	Federal Home Loan Mortgage Corporation, Series R003-ZA	5.50%		10/15/2035	434,987
117,321	Federal National Mortgage Association Pass-Thru, Pool 555743	5.00%		09/01/2033	129,583
100,518	Federal National Mortgage Association Pass-Thru, Pool 735382	5.00%		04/01/2035	111,045
817,772	Federal National Mortgage Association Pass-Thru, Pool 735383	5.00%		04/01/2035	903,404
413,246	Federal National Mortgage Association Pass-Thru, Pool 735402	5.00%		04/01/2035	456,516
592,930	Federal National Mortgage Association Pass-Thru, Pool 735484	5.00%		05/01/2035	654,922
120,217	Federal National Mortgage Association Pass-Thru, Pool 931104	5.00%		05/01/2039	132,477
692,871	Federal National Mortgage Association Pass-Thru, Pool 995203	5.00%		07/01/2035	765,354
679,633	Federal National Mortgage Association Pass-Thru, Pool AB2123	4.00%		01/01/2031	720,267
40,524	Federal National Mortgage Association Pass-Thru, Pool AB2370	4.50%		09/01/2035	42,107
23,126	Federal National Mortgage Association Pass-Thru, Pool AD2177	4.50%		06/01/2030	24,789
996,269	Federal National Mortgage Association Pass-Thru, Pool AH7309	4.00%		02/01/2031	1,055,739
25,477,600	Federal National Mortgage Association Pass-Thru, Pool AS4645	3.00%		03/01/2045	26,109,823
11,188,048	Federal National Mortgage Association Pass-Thru, Pool BC0785	3.50%		04/01/2046	11,772,195
496,787	Federal National Mortgage Association Pass-Thru, Pool MA0264	4.50%		12/01/2029	529,605
344,421	Federal National Mortgage Association Pass-Thru, Pool MA0353	4.50%		03/01/2030	369,463
14,488	Federal National Mortgage Association Pass-Thru, Pool MA0468	5.00%		07/01/2040	15,227
11,625,003	Federal National Mortgage Association Pass-Thru, Pool MA2151	3.50%		01/01/2045	11,856,325
8,791,302	Federal National Mortgage Association Pass-Thru, Pool MA2248	3.00%		04/01/2045	8,875,892
4,800,000	Federal National Mortgage Association, Pool JM2322	2.32%		10/25/2031	4,809,600
28,707,000	Federal National Mortgage Association, Pool JM2334	2.14%		10/25/2029	28,569,206
25,972,000	Federal National Mortgage Association, Pool JM2336	2.14%		10/25/2029	25,847,334
15,800,000	Federal National Mortgage Association, Pool JM2337	2.14%		10/25/2029	15,724,160
39,950,000	Federal National Mortgage Association, Pool JM2338	2.14%		10/25/2029	39,758,240
33,150,000	Federal National Mortgage Association, Pool JM2342	2.28%		11/25/2029	33,395,310
12,425,000	Federal National Mortgage Association, Pool MS3272	2.46%		10/25/2031	12,502,656
14,064,560	Federal National Mortgage Association, Pool AL9238	3.00%		10/01/2041	14,499,019
2,809,515	Federal National Mortgage Association, Pool AL9445	3.00%		07/01/2031	2,900,314
42,514,515	Federal National Mortgage Association, Pool AS7661	3.00%		08/01/2046	42,923,194
8,431,440	Federal National Mortgage Association, Pool AS7724	2.50%		08/01/2046	8,427,774
21,036,880	Federal National Mortgage Association, Pool BC9081	3.00%		12/01/2046	21,608,237
20,330,240	Federal National Mortgage Association, Pool BD8013	2.50%		09/01/2046	20,321,401
6,800,435	Federal National Mortgage Association, Pool BM4094	3.00%		03/01/2043	7,010,797
32,010,333	Federal National Mortgage Association, Pool BM6089	3.50%		12/01/2044	33,559,508
15,651,740	Federal National Mortgage Association, Pool BN7712	2.50%		08/01/2034	15,854,679
34,038,401	Federal National Mortgage Association, Pool FM1000	3.00%		04/01/2047	34,842,862
13,071,440	Federal National Mortgage Association, Pool MA2621	3.50%		05/01/2046	13,331,546
24,615,549	Federal National Mortgage Association, Pool MA2649	3.00%		06/01/2046	24,851,713
9,336,071	Federal National Mortgage Association, Pool MA2711	3.00%		08/01/2046	9,425,511
34,183,080	Federal National Mortgage Association, Pool MA2806	3.00%		11/01/2046	35,030,463
17,230,133	Federal National Mortgage Association, Pool MA3681	3.00%		06/01/2034	17,626,853
3,043,000	Federal National Mortgage Association, Pool CF7598	2.31%		10/01/2029	3,044,902
238,313	Federal National Mortgage Association, Series 2003-W17-1A7	5.75%		08/25/2033	260,686
1,969,212	Federal National Mortgage Association, Series 2005-20-QH	5.00%		03/25/2035	2,180,599
341,569	Federal National Mortgage Association, Series 2006-101-SA (-1 x 1 Month LIBOR USD + 6.58%, 6.58% Cap)	4.56%	I/F I/O	10/25/2036	67,700
147,199	Federal National Mortgage Association, Series 2006-56-SM (-1 x 1 Month LIBOR USD + 6.75%, 6.75% Cap)	4.73%	I/F I/O	07/25/2036	24,191
106,434	Federal National Mortgage Association, Series 2007-116-BI (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.23%	I/F I/O	05/25/2037	15,360
1,379,359	Federal National Mortgage Association, Series 2007-30-FS (-5 x 1 Month LIBOR USD + 29.83%, 29.83% Cap)	20.48%	I/F	04/25/2037	2,103,286
536,340	Federal National Mortgage Association, Series 2007-30-OI (-1 x 1 Month LIBOR USD + 6.44%, 6.44% Cap)	4.42%	I/F I/O	04/25/2037	106,065
96,225	Federal National Mortgage Association, Series 2008-29-ZA	4.50%		04/25/2038	103,460
43,012	Federal National Mortgage Association, Series 2008-62-SC (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.98%	I/F I/O	07/25/2038	5,852
522,961	Federal National Mortgage Association, Series 2009-111-EZ	5.00%		01/25/2040	576,603
14,674	Federal National Mortgage Association, Series 2009-111-SE (-1 x 1 Month LIBOR USD + 6.25%, 6.25% Cap)	4.23%	I/F I/O	01/25/2040	1,886
63,170	Federal National Mortgage Association, Series 2009-16-MZ	5.00%		03/25/2029	67,749
65,345	Federal National Mortgage Association, Series 2009-48-WS (-1 x 1 Month LIBOR USD + 5.95%, 5.95% Cap)	3.93%	I/F I/O	07/25/2039	6,601
209,345	Federal National Mortgage Association, Series 2009-62-PS (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	4.08%	I/F I/O	08/25/2039	19,299
1,020,085	Federal National Mortgage Association, Series 2009-77-ZA	4.50%		10/25/2039	1,095,182
259,338	Federal National Mortgage Association, Series 2009-83-Z	4.50%		10/25/2039	270,102
107,095	Federal National Mortgage Association, Series 2010-101-ZH	4.50%		07/25/2040	115,719
402,962	Federal National Mortgage Association, Series 2010-112-ZA	4.00%		10/25/2040	412,533
239,051	Federal National Mortgage Association, Series 2010-121-SD (-1 x 1 Month LIBOR USD + 4.50%, 4.50% Cap)	2.48%	I/F I/O	10/25/2040	22,813
29,336	Federal National Mortgage Association, Series 2010-137-VS (-3 x 1 Month LIBOR USD + 15.00%, 15.00% Cap)	8.70%	I/F	12/25/2040	41,438
45,108	Federal National Mortgage Association, Series 2010-31-SA (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	2.98%	I/F I/O	04/25/2040	2,924
77,901	Federal National Mortgage Association, Series 2010-34-PS (-1 x 1 Month LIBOR USD + 4.93%, 4.93% Cap)	2.91%	I/F I/O	04/25/2040	8,095
189,306	Federal National Mortgage Association, Series 2010-35-SP (-1 x 1 Month LIBOR USD + 6.35%, 6.35% Cap)	4.33%	I/F I/O	04/25/2050	26,919
31,207	Federal National Mortgage Association, Series 2010-35-SV (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	4.43%	I/F I/O	04/25/2040	2,700
1,886,163	Federal National Mortgage Association, Series 2010-37-MY	4.50%		04/25/2040	2,044,012
68,498	Federal National Mortgage Association, Series 2010-59-PS (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	4.43%	I/F I/O	03/25/2039	1,951
222,050	Federal National Mortgage Association, Series 2010-59-SC (-1 x 1 Month LIBOR USD + 5.00%, 5.00% Cap)	2.98%	I/F I/O	01/25/2040	30,928
727,120	Federal National Mortgage Association, Series 2010-60-VZ	5.00%		10/25/2039	796,788
198,269	Federal National Mortgage Association, Series 2010-64-EZ	5.00%		06/25/2040	220,977
426,437	Federal National Mortgage Association, Series 2010-7-PE	5.00%		02/25/2040	470,618
105,292	Federal National Mortgage Association, Series 2010-90-GS (-1 x 1 Month LIBOR USD + 6.00%, 6.00% Cap)	3.98%	I/F I/O	08/25/2040	12,177
57,791	Federal National Mortgage Association, Series 2010-99-SG (-5 x 1 Month LIBOR USD + 25.00%, 25.00% Cap)	14.50%	I/F	09/25/2040	97,363
5,542,760	Federal National Mortgage Association, Series 2011-141-PZ	4.00%		01/25/2042	5,931,824
13,484,106	Federal National Mortgage Association, Series 2011-18-UZ	4.00%		03/25/2041	14,278,500
1,110,109	Federal National Mortgage Association, Series 2011-25-KY	3.00%		04/25/2026	1,134,626
943,233	Federal National Mortgage Association, Series 2011-29-AL	3.50%		04/25/2031	974,682

1,004,230	Federal National Mortgage Association, Series 2011-59-MA	4.50%		07/25/2041	1,085,041
25,996,431	Federal National Mortgage Association, Series 2013-45-LZ	3.00%	>	05/25/2043	26,640,799
33,381,066	Federal National Mortgage Association, Series 2013-6-ZB	3.00%	>	02/25/2043	34,441,579
7,853,190	Federal National Mortgage Association, Series 2014-55-MA	3.00%		10/25/2039	7,963,330
26,746,733	Federal National Mortgage Association, Series 2014-70-VZ	3.00%	>	11/25/2044	27,173,429
8,953,121	Federal National Mortgage Association, Series 2014-73-CZ	3.00%	>	11/25/2044	9,124,038
19,553,838	Federal National Mortgage Association, Series 2015-9-HA	3.00%		01/25/2045	20,089,817
6,348,000	Federal National Mortgage Association, Series 2016-M3-A2	2.70%		02/25/2026	6,555,484
3,196,352	Federal National Mortgage Association, Series 2017-86-MA	3.00%		04/25/2046	3,281,762
55,604,561	Federal National Mortgage Association, Series 2018-21-IO	3.00%	I/O	04/25/2048	6,751,678
87,484,466	Federal National Mortgage Association, Series 2018-21-PO	0.00%	P/O	04/25/2048	80,259,754
57,208,065	Federal National Mortgage Association, Series 2018-27-JA	3.00%		12/25/2047	57,974,550
158,406,564	Federal National Mortgage Association, Series 2018-35-PO	0.00%	P/O	05/25/2048	139,786,712
54,363,162	Federal National Mortgage Association, Series 2018-36-A	3.00%		06/25/2048	55,834,332
33,579,519	Federal National Mortgage Association, Series 2018-39-AB	3.00%		06/25/2048	34,472,704
277,617	Federal National Mortgage Association, Series 400-S4 (-1 x 1 Month LIBOR USD + 5.45%, 5.45% Cap)	3.43%	I/F I/O	11/25/2039	49,144
170,051	Government National Mortgage Association, Pool 752494, Pool 752494	5.50%		09/20/2039	182,463
208,966	Government National Mortgage Association, Series 2003-67-SP (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	5.06%	I/F I/O	08/20/2033	34,178
112,717	Government National Mortgage Association, Series 2008-82-SM (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	4.01%	I/F I/O	09/20/2038	14,622
1,609,696	Government National Mortgage Association, Series 2009-32-ZE	4.50%		05/16/2039	1,755,001
1,833,369	Government National Mortgage Association, Series 2009-35-DZ	4.50%		05/20/2039	2,005,049
1,897,029	Government National Mortgage Association, Series 2009-75-GZ	4.50%		09/20/2039	2,052,868
2,266,375	Government National Mortgage Association, Series 2009-75-HZ	5.00%		09/20/2039	2,473,803
5,888,837	Government National Mortgage Association, Series 2010-113-SM (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	4.01%	I/F I/O	09/20/2040	1,102,178
136,409	Government National Mortgage Association, Series 2010-25-ZB	4.50%	>	02/16/2040	151,132
4,037,510	Government National Mortgage Association, Series 2011-45-GZ	4.50%		03/20/2041	4,339,056
10,063,963	Government National Mortgage Association, Series 2011-71-ZA	4.50%		02/20/2041	10,896,680
10,732,524	Government National Mortgage Association, Series 2013-117-MS (-1 x 1 Month LIBOR USD + 6.15%, 6.15% Cap)	4.11%	I/F I/O	02/20/2043	1,319,121
5,383,704	Government National Mortgage Association, Series 2013-122-SB (-1 x 1 Month LIBOR USD + 6.10%, 6.10% Cap)	4.07%	I/F I/O	08/16/2043	945,606
24,577,637	Government National Mortgage Association, Series 2013-169-SE (-1 x 1 Month LIBOR USD + 6.05%, 6.05% Cap)	4.02%	I/F I/O	11/16/2043	4,513,533
8,371,724	Government National Mortgage Association, Series 2014-102-TS (-1 x 1 Month LIBOR USD + 5.60%, 5.60% Cap)	3.56%	I/F I/O	07/20/2044	1,472,261
6,599,998	Government National Mortgage Association, Series 2014-118-PS (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	4.16%	I/F I/O	08/20/2044	1,114,379
5,774,998	Government National Mortgage Association, Series 2014-118-SA (-1 x 1 Month LIBOR USD + 6.20%, 6.20% Cap)	4.16%	I/F I/O	08/20/2044	975,081
8,891,446	Seasoned Credit Risk Transfer Trust, Series 2018-2-HV	3.00%	#	11/25/2057	9,215,981

Total US Government and Agency Mortgage Backed Obligations (Cost $1,961,783,336)					2,046,161,494

US Government and Agency Obligations - 19.3%
59,747,268	United States Treasury Inflation Indexed Bonds	0.88%		01/15/2029	63,546,143
117,162,206	United States Treasury Inflation Indexed Bonds	1.00%		02/15/2046	130,868,984
73,300,000	United States Treasury Notes	2.75%		08/15/2021	74,745,957
169,900,000	United States Treasury Notes	2.88%		10/15/2021	174,074,496
197,750,000	United States Treasury Notes	1.75%		11/30/2021	198,225,063
65,400,000	United States Treasury Notes	2.50%		01/15/2022	66,676,066
143,550,000	United States Treasury Notes	2.63%		02/28/2023	148,540,605
118,400,000	United States Treasury Notes	2.50%		03/31/2023	122,155,500
116,100,000	United States Treasury Notes	2.75%		04/30/2023	120,834,703
95,700,000	United States Treasury Notes	1.63%		05/31/2023	95,913,082
49,500,000	United States Treasury Notes	1.88%		08/31/2024	50,243,467
122,300,000	United States Treasury Notes	2.13%		09/30/2024	125,560,537
139,250,000	United States Treasury Notes	2.25%		10/31/2024	143,859,937
63,900,000	United States Treasury Notes	2.75%		02/28/2025	67,766,449
86,150,000	United States Treasury Notes	3.00%		09/30/2025	92,999,935
22,450,000	United States Treasury Notes	2.63%		01/31/2026	23,814,539
96,700,000	United States Treasury Notes	2.38%		05/15/2027	101,910,846
142,100,000	United States Treasury Notes	2.25%		08/15/2027	148,588,863
122,000,000	United States Treasury Notes	2.25%		11/15/2027	127,652,031
13,550,000	United States Treasury Notes	2.75%		11/15/2042	15,220,196
77,750,000	United States Treasury Notes	3.13%		02/15/2043	92,817,099
62,250,000	United States Treasury Notes	3.63%		08/15/2043	80,359,643
61,200,000	United States Treasury Notes	3.75%		11/15/2043	80,576,015
83,200,000	United States Treasury Notes	2.75%		11/15/2047	94,331,250

Total US Government and Agency Obligations (Cost $2,316,038,382)					2,441,281,406

Affiliated Mutual Funds - 11.1%
84,724,040	DoubleLine Global Bond Fund (Class I)				874,352,093
45,674,545	DoubleLine Infrastructure Income Fund (Class I)				476,385,502
5,000,000	DoubleLine Long Duration Total Return Bond Fund (Class I)				54,700,000

Total Affiliated Mutual Funds (Cost $1,378,400,000)					1,405,437,595

Exchange Traded Funds and Common Stocks - 0.0%
135,690	Frontera Energy Corporation				1,310,765

Total Exchange Traded Funds and Common Stocks (Cost $11,867,203)					1,310,765

Warrants - 0.0%
995,158	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00* Þ				-

Total Warrants (Cost $–)					-

Short Term Investments - 4.6%
134,370,719	First American Government Obligations Fund - Class U	1.88%	◆		134,370,719
134,370,719	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.83%	◆		134,370,719
134,370,719	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.83%	◆		134,370,719
6,650,000	United States Treasury Bills	0.00%		11/07/2019	6,638,290
169,000,000	United States Treasury Bills	0.00%		09/10/2020	166,234,561

Total Short Term Investments (Cost $575,905,061)					575,985,008

Total Investments - 101.7% (Cost $12,482,581,439)					12,855,488,558
Liabilities in Excess of Other Assets - (1.7)%					(216,050,542)

NET ASSETS - 100.0%					$ 12,639,438,016

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

#	Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2019.

±	Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of September 30, 2019.

Þ	Value determined using significant unobservable inputs.

†	Perpetual Maturity

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

I/O	Interest only security

ß	The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of September 30, 2019.

§	The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2019.

&	Unfunded or partially unfunded loan commitment. At September 30, 2019, the value of these securities amounted to $760,302 or 0.0% of net assets.

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

>	This U.S. Agency bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of September 30, 2019.

P/O	Principal only security

◆	Seven-day yield as of September 30, 2019

PIK	A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

BRL	Brazilian Real

~	Represents less than 0.05% of net assets

SECURITY TYPE BREAKDOWN as a % of Net Assets:

US Government and Agency Obligations	19.3%

US Government and Agency Mortgage Backed Obligations	16.2%

Foreign Corporate Bonds	12.8%

US Corporate Bonds	12.7%

Affiliated Mutual Funds	11.1%

Non-Agency Residential Collateralized Mortgage Obligations	9.0%

Non-Agency Commercial Mortgage Backed Obligations	7.3%

Short Term Investments	4.6%

Collateralized Loan Obligations	2.8%

Bank Loans	2.5%

Asset Backed Obligations	2.3%

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.0%

Municipal Bonds	0.1%

Exchange Traded Funds and Common Stocks	0.0%	~

Warrants	0.0%	~

Other Assets and Liabilities	(1.7)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:

US Government and Agency Obligations	19.3%
US Government and Agency Mortgage Backed Obligations	16.2%
Affiliated Mutual Funds	11.1%
Non-Agency Residential Collateralized Mortgage Obligations	9.0%
Non-Agency Commercial Mortgage Backed Obligations	7.3%
Banking	5.3%
Short Term Investments	4.6%
Energy	2.9%
Collateralized Loan Obligations	2.8%
Utilities	2.4%
Asset Backed Obligations	2.3%
Telecommunications	2.1%
Finance	1.3%
Healthcare	1.2%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	1.1%
Media	1.0%
Transportation	0.9%
Insurance	0.8%
Consumer Products	0.7%
Real Estate	0.7%
Technology	0.7%
Chemicals/Plastics	0.7%
Mining	0.6%
Pharmaceuticals	0.6%
Food Products	0.5%
Automotive	0.5%
Aerospace & Defense	0.4%
Beverage and Tobacco	0.4%
Hotels/Motels/Inns and Casinos	0.4%
Retailers (other than Food/Drug)	0.4%
Electronics/Electric	0.4%
Pulp & Paper	0.3%
Leisure	0.3%
Construction	0.3%
Building and Development (including Steel/Metals)	0.3%
Food Service	0.2%
Business Equipment and Services	0.2%
Containers and Glass Products	0.2%
Environmental Control	0.2%
Commercial Services	0.2%
Diversified Manufacturing	0.2%
Food/Drug Retailers	0.2%
Municipal Bonds	0.1%
Conglomerates	0.1%
Financial Intermediaries	0.1%
Industrial Equipment	0.1%
Chemical Products	0.1%
Cosmetics/Toiletries	0.0%	~
Other Assets and Liabilities	(1.7)%

	100.0%

A summary of the DoubleLine Core Fixed Income Fund’s investments in affiliated mutual funds for the period ended September 30, 2019 is as follows:

						Change in Unrealized for the	Dividend Income Earned in the	Net Realized Gain (Loss) in the
	Value at			Shares Held at	Value at	Period Ended	Period Ended	Period Ended
Fund	March 31, 2019	Gross Purchases	Gross Sales	September 30, 2019	September 30, 2019	September 30, 2019	September 30, 2019	September 30, 2019
DoubleLine Global Bond Fund (Class I)	$779,217,300	$93,000,000	$-	84,724,040	$874,352,093	$2,134,793	$7,772,574	$-
DoubleLine Infrastructure Income Fund (Class I)	461,769,648	-	-	45,674,545	476,385,502	14,615,854	6,679,524	-
DoubleLine Long Duration Total Return Bond Fund (Class I)	49,400,000	-	-	5,000,000	54,700,000	5,300,000	696,399	-
	$1,290,386,948	$93,000,000	$-	135,398,585	$1,405,437,595	$22,050,647	$15,148,497	$-

DoubleLine Shiller Enhanced CAPE®

Schedule of Investments

September 30, 2019 (Unaudited)

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 6.6%
4,441,340	AASET Ltd., Series 2018-1A-A	3.84%	^	01/16/2038	4,476,684
3,204,190	Avant Loans Funding Trust, Series 2018-B-A	3.42%	^	01/18/2022	3,214,196
5,137,968	Avant Loans Funding Trust, Series 2019-A-A	3.48%	^	07/15/2022	5,157,581
16,000,000	Avant Loans Funding Trust, Series 2019-B-A	2.72%	^	10/15/2026	16,017,202
6,873,643	Castlelake Aircraft Securitization Trust, Series 2018-1-A	4.13%	^	06/15/2043	7,064,345
4,813,523	Castlelake Aircraft Securitization Trust, Series 2019-1A-A	3.97%	^	04/15/2039	4,932,711
5,781,441	CLI Funding LLC, Series 2019-1A-A	3.71%	^	05/18/2044	5,900,569
2,250,000	College Ave Student Loans LLC, Series 2017-A-B	4.50%	^	11/26/2046	2,326,344
4,397,245	CPS Auto Receivables Trust, Series 2019-B-A	2.89%	^	05/16/2022	4,410,119
2,084,578	DRB Prime Student Loan Trust, Series 2017-A-B	3.10%	# ^	05/27/2042	2,099,199
3,806,203	DT Auto Owner Trust, Series 2019-2A-A	2.85%	^	09/15/2022	3,820,065
4,164,932	Earnest Student Loan Program, Series 2017-A-A2	2.65%	^	01/25/2041	4,179,551
90,616	Flagship Credit Auto Trust, Series 2016-3-B	2.43%	^	06/15/2021	90,618
8,120,000	Flagship Credit Auto Trust, Series 2016-4-C	2.71%	^	11/15/2022	8,155,868
6,850,000	Flagship Credit Auto Trust, Series 2017-1-C	3.22%	^	05/15/2023	6,904,016
6,650,000	Flagship Credit Auto Trust, Series 2017-4-B	2.66%	^	10/17/2022	6,673,687
8,366,602	Foundation Finance Trust, Series 2019-1A-A	3.86%	^	11/15/2034	8,500,342
6,362,303	FREED Trust, Series 2019-1-A	3.42%	^	06/18/2026	6,404,207
4,278,500	Global SC Finance Ltd., Series 2018-1A-A	4.29%	^	05/17/2038	4,439,831
9,080,747	GLS Auto Receivables Issuer Trust, Series 2019-2A-A	3.06%	^	04/17/2023	9,137,617
9,900,000	Hardee’s Funding LLC, Series 2018-1A-A2I	4.25%	^	06/20/2048	10,054,737
11,242,666	Helios Issuer LLC, Series 2017-1A-A	4.94%	^	09/20/2049	11,787,232
2,474,749	HERO Funding Trust, Series 2016-1A-A	4.05%	^	09/20/2041	2,586,805
4,659,331	Horizon Aircraft Finance Ltd., Series 2018-1-A	4.46%	^	12/15/2038	4,837,979
18,669,000	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85%	^	07/30/2047	19,757,476
12,000,000	Kabbage Funding LLC, Series 2019-1-A	3.83%	^	03/15/2024	12,135,764
721,156	Laurel Road Prime Student Loan Trust, Series 2017-B-CFX	3.61%	^	08/25/2042	720,935
17,598,784	Lendingpoint Asset Securitization Trust, Series 2019-1-A	3.15%	^	08/15/2025	17,594,757
5,194,446	Marlette Funding Trust, Series 2018-4A-A	3.71%	^	12/15/2028	5,246,055
5,724,931	Marlette Funding Trust, Series 2019-2A-A	3.13%	^	07/16/2029	5,770,281
6,222,288	Marlette Funding Trust, Series 2019-3A-A	2.69%	^	09/17/2029	6,245,250
1,753,338	Mosaic Solar Loan Trust, Series 2017-1A-A	4.45%	^	06/20/2042	1,832,131
7,776,128	Mosaic Solar Loan Trust, Series 2018-2GS-A	4.20%	^	02/22/2044	8,063,306
4,500,000	Navient Private Education Loan Trust, Series 2018-A-B	3.68%	^	02/18/2042	4,712,040
4,395,355	Navient Private Education Refinance Loan Trust, Series 2019-CA-A1	2.82%	^	02/15/2068	4,440,420
15,000,000	OneMain Financial Issuance Trust, Series 2017-1A-A1	2.37%	^	09/14/2032	14,991,191
10,000,000	Pagaya AI Debt Selection Trust, Series 2019-2-A1	3.93%	^	09/15/2026	10,029,506
15,000,000	Pagaya AI Debt Selection Trust, Series 2019-3-A	3.82%	^	11/16/2026	15,049,875
20,000,000	SBA Tower Trust	3.17%	^	04/11/2022	20,211,572
1,968,004	SCF Equipment Leasing LLC, Series 2017-1A-A	3.77%	^	01/20/2023	1,989,598
2,176,589	Sierra Timeshare Receivables Funding LLC, Series 2016-3A-A	2.43%	^	10/20/2033	2,173,863
6,606,548	SLM Private Credit Student Loan Trust, Series 2006-A-A5 (3 Month LIBOR USD + 0.29%, 0.29% Floor)	2.41%		06/15/2039	6,470,902
717,575	SoFi Consumer Loan Program LLC, Series 2016-1-A	3.26%	^	08/25/2025	725,092
477,805	SoFi Consumer Loan Program LLC, Series 2016-3-A	3.05%	^	12/26/2025	479,721
4,785,966	SoFi Consumer Loan Program LLC, Series 2017-6-A2	2.82%	^	11/25/2026	4,799,043
239,532	SoFi Consumer Loan Program Trust, Series 2016-2-A	3.09%	^	10/27/2025	240,450
2,093,458	SoFi Consumer Loan Program Trust, Series 2017-1-A	3.28%	^	01/26/2026	2,108,492
1,131,183	SoFi Consumer Loan Program Trust, Series 2017-2-A	3.28%	^	02/25/2026	1,140,184
554,454	SoFi Consumer Loan Program Trust, Series 2017-3-A	2.77%	^	05/25/2026	556,281
448,490	SoFi Consumer Loan Program Trust, Series 2017-5-A2	2.78%	^	09/25/2026	449,785
596,357	SoFi Consumer Loan Program Trust, Series 2018-1-A1	2.55%	^	02/25/2027	596,471
514,916	SoFi Consumer Loan Program Trust, Series 2018-2-A1	2.93%	^	04/26/2027	515,405
5,425,260	SoFi Consumer Loan Program Trust, Series 2019-1-A	3.24%	^	02/25/2028	5,477,522
11,902,311	SoFi Consumer Loan Program Trust, Series 2019-2-A	3.01%	^	04/25/2028	12,004,811
4,808,274	SoFi Professional Loan Program, Series 2017-A-A2B	2.40%	^	03/26/2040	4,826,326
3,679,641	Springleaf Funding Trust, Series 2016-AA-A	2.90%	^	11/15/2029	3,680,525
20,000,000	Springleaf Funding Trust, Series 2017-AA-A	2.68%	^	07/15/2030	20,053,656
761,051	Spruce Asset Backed Securities Trust, Series 2016-E1-A	4.32%	^	06/15/2028	778,584
3,811,239	STARR Ltd., Series 2018-1-A	4.09%	^	05/15/2043	3,901,542
2,651,786	START Ireland, Series 2019-1-A	4.09%	^	03/15/2044	2,709,740
18,228,434	TAL Advantage LLC, Series 2017-1A-A	4.50%	^	04/20/2042	18,801,528
13,232,143	Thunderbolt Aircraft Lease Ltd., Series 2018-A-A	4.15%	^§	09/15/2038	13,627,387
1,392,857	Thunderbolt Aircraft Lease Ltd., Series 2018-A-B	5.07%	^§	09/15/2038	1,424,568
6,998,865	Triton Container Finance LLC, Series 2017-1A-A	3.52%	^	06/20/2042	7,078,549
1,911,113	Upgrade Receivables Trust, Series 2018-1A-A	3.76%	^	11/15/2024	1,917,425
4,576,362	Upgrade Receivables Trust, Series 2019-1A-A	3.48%	^	03/15/2025	4,598,716
4,000,000	Upstart Securitization Trust, Series 2019-1-B	4.19%	^	04/20/2026	4,057,950
9,603,354	Upstart Securitization Trust, Series 2019-2-A	2.90%	^	09/20/2029	9,626,166
4,958,333	Vantage Data Centers Issuer LLC, Series 2018-2A-A2	4.20%	^	11/16/2043	5,127,165
7,993,333	Vantage Data Centers Issuer LLC, Series 2019-1A-A2	3.19%	^	07/15/2044	8,089,123
18,000,000	Wave LLC	3.60%	^	09/15/2044	17,999,210
6,613,384	Westlake Automobile Receivables Trust, Series 2017-1A-C	2.70%	^	10/17/2022	6,617,425
15,100,000	Westlake Automobile Receivables Trust, Series 2017-2A-C	2.59%	^	12/15/2022	15,111,884
5,000,000	Westlake Automobile Receivables Trust, Series 2019-2A-A2A	2.57%	^	02/15/2023	5,016,035
Total Asset Backed Obligations (Cost $478,053,712)					484,743,188

Bank Loans - 4.1%
203,463	8th Avenue Food & Provisions, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		10/01/2025	204,459
1,730,716	Acadia Healthcare Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		02/16/2023	1,735,450
761,175	Achilles Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.06%		10/13/2025	762,602
1,816,049	Acrisure LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.35%		11/22/2023	1,810,946
530,000	Advanced Drainage Systems, Inc., Senior Secured First Lien Term Loan	4.34%	±	09/24/2026	533,093
815,900	Agiliti Health, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.06%		01/05/2026	815,900
1,194,255	Air Medical Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.31%		04/28/2022	1,120,862
2,003,742	Air Methods Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.60%		04/22/2024	1,637,057
676,692	Albertson’s LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		11/17/2025	681,605
725,633	Albertson’s LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		08/17/2026	731,010
1,900,000	Aldevron LLC, Senior Secured First Lien Term Loan	6.34%	±	09/20/2026	1,909,500
695,575	Alera Group Intermediate Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.54%		08/01/2025	701,662
1,604,688	Aleris International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	6.79%		02/27/2023	1,609,301
548,346	AlixPartners LLP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.79%		04/04/2024	549,602
1,236,900	Alliant Holdings Intermediate LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		05/09/2025	1,229,942
122,973	Allied Universal Holdco LLC, Senior Secured First Lien Term Loan	6.57%	± &	07/12/2026	123,299
1,242,027	Allied Universal Holdco LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%)	6.51%		07/10/2026	1,245,325
1,453,385	Almonde, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	5.70%		06/13/2024	1,417,123
1,949,339	Alterra Mountain Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		07/31/2024	1,958,481
1,460,000	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.04%		04/28/2023	1,460,460
560,000	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.03%		12/15/2023	560,400
1,167,859	American Renal Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	7.04%		06/21/2024	1,139,760
1,280,009	American Tire Distributors, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 7.50%, 1.00% Floor, 8.00% PIK)	9.98%		09/02/2024	1,131,528
1,730,042	Applied Systems, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.10%		09/19/2024	1,729,557
1,865,000	Aramark Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.79%		03/11/2025	1,870,054
536,428	Arctic Glacier U.S.A., Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.54%		03/20/2024	523,687
1,970,079	Ascend Learning LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		07/12/2024	1,965,459
1,917,957	AssuredPartners, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.54%		10/22/2024	1,912,865
411,397	Asurion LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	8.54%		08/04/2025	418,545
1,700,744	Asurion, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.04%		11/03/2023	1,709,248

1,377,587	Athenahealth, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	6.68%		02/11/2026	1,376,299
1,681,551	Auris Luxembourg III Sarl, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		02/27/2026	1,674,715
1,244,043	Avantor, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		11/21/2024	1,255,320
	Avaya, Inc., Senior Secured First Lien Term Loan
666,960	(1 Month LIBOR USD + 4.25%)	6.28%		12/16/2024	635,489
391,706	(1 Month LIBOR USD + 4.25%)	6.43%		12/16/2024	373,224
2,316,557	Axalta Coating Systems Dutch Holding B.B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 1.75%)	3.85%		05/31/2024	2,320,530
675,000	Azalea TopCo, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.54%		07/27/2026	674,156
415,758	Bass Pro Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	7.04%		09/25/2024	401,206
1,325,625	Bausch Health Companies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		11/27/2025	1,329,854
400,509	Bausch Health Companies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.04%		06/02/2025	402,595
189,225	Berry Global, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.30%		10/01/2022	190,343
2,478,788	Berry Global, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.55%		07/01/2026	2,493,623
1,716,699	BJ’s Wholesale Club, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		02/02/2024	1,724,210
1,674,732	Blackhawk Network Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.04%		06/16/2025	1,671,935
2,044,875	Blackstone CQP Holdco LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.66%		09/30/2024	2,056,193
717,329	Boxer Parent Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	6.29%		10/02/2025	691,566
1,479,714	Brazos Delaware LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.05%		05/21/2025	1,369,660
	Bright Bidco B.V., Senior Secured First Lien Term Loan
692,195	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.60%		06/28/2024	332,569
340,932	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.54%		06/28/2024	163,802
2,348,970	Brookfield WEC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	5.54%		08/01/2025	2,359,400
2,698,951	Burger King Restaurant Brands, Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 2.25%, 1.00% Floor)	4.29%		02/16/2024	2,711,096
160,000	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		08/12/2026	160,556
2,010,497	Calpine Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	4.86%		04/06/2026	2,018,167
1,766,641	Canyon Valor Companies, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	4.85%		06/16/2023	1,766,641
1,495,211	Capri Acquisitions BidCo Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	5.26%		11/01/2024	1,479,788
2,109,400	Catalent Pharma Solutions, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.29%		05/18/2026	2,118,629
1,143,653	CBS Radio Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.80%		11/18/2024	1,146,512
1,517,796	Cengage Learning, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.29%		06/07/2023	1,441,489
729,288	CenturyLink, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		01/31/2025	725,441
2,148,009	CEOC LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.04%		10/04/2024	2,149,351
1,653,536	Change Healthcare Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	4.54%		03/01/2024	1,648,062
403,988	Charter NEX US, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.54%		05/16/2024	404,913
1,709,223	CHG Healthcare Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		06/07/2023	1,710,830
1,397,651	CHG PPC Parent LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		03/31/2025	1,401,145
741,954	Cincinnati Bell, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.29%		10/02/2024	741,230
850,000	Clear Channel Outdoor Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.54%		08/21/2026	853,566
898,619	ClubCorporationHoldings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	4.85%		09/18/2024	803,891
725,755	CommScope, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		04/06/2026	724,460
1,092,765	Compass Power Generation LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.54%		12/20/2024	1,096,180
2,495,604	Concentra, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.50%)	4.54%		06/01/2022	2,514,321
673,363	Covia Holdings Corporation, Senior Secured First Lien Term Loan (1 Week LIBOR USD + 3.75%, 1.00% Floor)	6.04%		06/02/2025	552,693
906,605	CPI Holdco LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	5.54%		03/21/2024	907,172
352,338	CPM Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		11/17/2025	348,374
1,181,758	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.28%		07/17/2025	1,182,916
462,675	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.28%		01/15/2026	463,138
1,157,100	CSC Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	5.18%		04/15/2027	1,159,750
1,504,267	CSM Bakery Solutions LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.29%		07/03/2020	1,406,489
1,516,932	Cvent, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.79%		11/29/2024	1,500,344
1,199,075	Cyxtera DC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		05/01/2024	1,087,304
675,000	DaVita, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.29%		08/12/2026	679,603
744,070	Deerfield Holdings Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.29%		02/13/2025	733,095
2,791,236	Dell International LLC, Senior Secured First Lien Term Loan	4.05%	±	09/19/2025	2,807,691
966,201	Delta 2 SARL, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	4.54%		02/01/2024	956,297
1,123,762	DentalCorporationPerfect Smile ULC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.79%		06/06/2025	1,107,141
330,000	Diamond Sports Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.30%		08/24/2026	332,373
628,613	Digicel International Finance Ltd., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%)	5.34%		05/27/2024	547,026
1,105,000	DigiCert Holdings, Inc., Senior Secured First Lien Term Loan	6.26%	±	08/08/2026	1,102,928
357,692	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.10%		04/06/2026	359,815
192,308	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.10%		04/06/2026	193,449
504,661	Dynatrace LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.79%		08/22/2025	507,394
1,596,975	E.W. Scripps Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		05/01/2026	1,600,568
1,399,181	Edgewater Generation LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		12/12/2025	1,385,197
1,146,596	EG America LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.10%		02/06/2025	1,135,560
924,124	Envision Healthcare Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		10/10/2025	756,913
1,851,892	Equinox Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		03/08/2024	1,855,365
1,758,968	ESH Hospitality, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.04%		09/18/2026	1,769,275
1,654,086	Excelitas Technologies Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.60%		12/02/2024	1,657,196
661,835	Exgen Renewables IV LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.13%		11/29/2024	649,220
754,766	Explorer Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	5.85%		05/02/2023	754,412
1,608,188	Filtration Group Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.04%		03/31/2025	1,614,500
1,427,158	Financial & Risk US Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		10/01/2025	1,436,378
785,000	Flex Acquisition Company, Inc., Senior Secured First Lien Term Loan	5.35%	±	06/29/2025	758,016
597,854	Flexential Intermediate Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.60%		08/01/2024	518,265
1,705,095	Flexera Software LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.55%		02/26/2025	1,710,782
2,202,827	Foresight Energy LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.75%, 1.00% Floor)	7.87%		03/28/2022	1,213,394
1,424,238	Forest City Enterprises, LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.04%		12/08/2025	1,436,479
924,205	Forterra Finance, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		10/25/2023	876,840
733,239	Frontdoor, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.56%		08/18/2025	738,283
3,649,069	Garda World Security Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.63%		05/24/2024	3,657,042
728,767	Gates Global LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.79%		04/01/2024	718,914
480,000	Gavilan Resources LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	8.04%		03/01/2024	216,802
1,854,302	Genesys Telecommunications Laboratories, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		12/01/2023	1,846,570
2,222,296	Gentiva Health Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.81%		07/02/2025	2,237,574
1,063,716	Getty Images, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.56%		02/19/2026	1,061,945
1,789,033	Go Daddy Operating Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.04%		02/15/2024	1,794,185
1,870,600	GOBP Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.76%		10/22/2025	1,882,881
2,088,101	GoodRX, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.81%		10/10/2025	2,090,711
1,413,666	GrafTech Finance, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.54%		02/12/2025	1,378,911
435,000	Granite Holdings Acquisition Company, Senior Secured First Lien Term Loan	7.32%	±	09/25/2026	424,669
2,777,918	Gray Television, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.51%		01/02/2026	2,791,613
1,653,533	GTT Communications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		06/02/2025	1,338,063
	Gulf Finance LLC, Senior Secured First Lien Term Loan
530,979	(3 Month LIBOR USD + 5.25%, 1.00% Floor)	7.36%		08/25/2023	406,865
904,099	(3 Month LIBOR USD + 5.25%, 1.00% Floor)	7.29%		08/25/2023	692,771
705,671	Harbor Freight Tools USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.75% Floor)	4.54%		08/18/2023	686,766
543,820	Harsco Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 1.00% Floor)	4.31%		12/06/2024	546,425
474,646	Hayward Industries, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.54%		08/05/2024	459,814
1,885,000	HC Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%	6.54%		08/06/2026	1,885,000
584,100	HD Supply, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.79%		10/17/2023	586,901
678,300	Hexion, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.60%		07/01/2026	678,300
2,840,886	Hilton Worldwide Finance LLC, Senior Secured First Lien Term Loan	3.77%	±	06/22/2026	2,860,957
1,719,450	Hyland Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	5.29%		07/01/2024	1,721,384
512,560	Hyland Software, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.75% Floor)	9.04%		07/07/2025	515,925
462,950	IAA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.31%		06/29/2026	465,843
816,044	IHeartCommunications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.03%		05/01/2026	822,303
1,285,000	Informatica LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		08/05/2022	1,291,695
750,000	Inmarsat PLC, Senior Secured First Lien Term Loan	6.59%	±	09/23/2026	739,511
725,545	Intelsat Jackson Holdings S.A., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.80%		11/27/2023	728,607
567,492	ION Trading Technologies SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.10%		11/21/2024	541,672
1,801,215	IQVIA, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	4.10%		01/17/2025	1,812,473
2,012,288	IRB Holding Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.55%		02/05/2025	2,006,141

712,871	IRI Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	6.62%		12/01/2025	687,700
2,409,155	Jaguar Holding Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	4.54%		08/18/2022	2,413,804
2,631,775	JBS USA Lux S.A., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		05/01/2026	2,647,131
	Jo-Ann Stores LLC, Senior Secured First Lien Term Loan
1,339,827	(3 Month LIBOR USD + 5.00%, 1.00% Floor)	7.26%		10/20/2023	928,386
55,826	(3 Month LIBOR USD + 5.00%, 1.00% Floor)	7.05%		10/20/2023	38,683
555,803	KAR Auction Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.31%		09/19/2026	559,104
1,126,918	KBR, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		04/25/2025	1,131,499
1,295,000	Kestrel Bidco, Inc., Senior Secured First Lien Term Loan	5.27%	±	10/08/2026	1,306,234
720,947	Kindred Healthcare, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.06%		07/02/2025	723,650
797,868	Klockner-Pentaplast of America, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.29%		06/30/2022	709,105
1,514,806	Kronos Acquisition Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.26%		05/15/2023	1,440,959
1,728,224	Kronos, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.25%		11/01/2023	1,733,331
1,424,093	Learfield Communications LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.30%		12/01/2023	1,430,857
740,000	Level 3 Financing, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.29%		02/22/2024	742,312
1,722,750	Life Time Fitness, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	4.87%		06/10/2022	1,725,395
759,019	Lions Gate Capital Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.29%		03/24/2025	758,544
1,422,066	Lower Cadence Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.05%		05/22/2026	1,389,629
1,479,499	Lucid Energy Group II Borrower LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		02/18/2025	1,404,599
848,588	Marriott Ownership Resorts, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.29%		08/29/2025	854,248
131,227	Mavis Tire Express Services Corporation, Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 3.25%)	5.29%	&	03/20/2025	128,767
1,031,688	Mavis Tire Express Services Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		03/20/2025	1,012,343
838,526	McDermott International, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	7.10%		05/12/2025	533,722
138,868	MED ParentCo LP, Senior Secured First Lien Term Loan	6.28%	± &	08/29/2026	138,070
556,132	MED ParentCo LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	6.29%		08/31/2026	552,934
729,942	Messer Industries LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	4.60%		03/02/2026	729,490
1,922,036	MGM Growth Properties Operating Partnership LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.04%		03/21/2025	1,929,110
1,324,845	Milacron LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		09/28/2023	1,326,501
2,423,182	Millennium Trust Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.04%		03/27/2026	2,359,573
48,590	Mission Broadcasting, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.28%		01/17/2024	48,711
39,048	Mister Car Wash Holdings, Inc., Senior Secured First Lien Term Loan	5.67%	± &	05/14/2026	39,058
779,000	Mister Car Wash Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.66%		05/14/2026	779,210
764,957	Mitchell International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		11/29/2024	734,902
723,683	MLN US HoldCo LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.53%		11/28/2025	674,834
1,774,205	MPH Acquisition Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	4.85%		06/07/2023	1,695,102
735,000	Nascar Holdings, Inc., Senior Secured First Lien Term Loan	4.88%	±	07/26/2026	740,799
258,667	NCR Corporation, Senior Secured First Lien Term Loan	4.53%	± &	08/28/2026	259,475
226,333	NCR Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		08/28/2026	227,041
1,166,188	NEP Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		10/20/2025	1,147,721
243,917	Nexstar Broadcasting, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.29%		01/17/2024	244,526
2,080,000	Nexstar Broadcasting, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.81%		09/18/2026	2,091,856
908,726	Numericable U.S. LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.03%		08/14/2026	908,158
505,000	ON Semiconductor Corporation, Senior Secured First Lien Term Loan	4.05%	±	09/19/2026	507,843
352,338	Outcomes Group Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.62%		10/24/2025	348,814
378,794	Panther BF Aggregator 2 LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.54%		04/30/2026	376,309
800,719	Parexel International Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		09/27/2024	762,257
593,513	PCI Gaming Authority, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.04%		05/29/2026	597,916
1,162,009	Penn National Gaming, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.75% Floor)	4.29%		10/15/2025	1,169,399
1,824,278	PetSmart, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	6.04%		03/11/2022	1,783,141
737,975	Pike Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.30%		07/24/2026	741,614
742,529	Pisces Midco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		04/12/2025	728,607
704,466	Plantronics, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		07/02/2025	704,026
756,786	Playa Resorts Holding B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.79%		04/29/2024	737,866
1,689,178	PODS LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	5.05%		12/06/2024	1,688,477
915,869	PowerTeam Services LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.35%		03/06/2025	787,647
905,450	Prairie ECI Acquiror LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	6.85%		03/11/2026	885,643
750,000	Pregis Topco LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.25%		07/31/2026	749,062
1,145,000	Prime Security Services Borrower LLC, Senior Secured First Lien Term Loan	5.34%	±	09/23/2026	1,134,088
884,676	Pro Mach Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.81%		03/07/2025	863,391
1,428,145	Project Alpha Intermediate Holding, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	5.81%		04/26/2024	1,412,079
1,138,363	Radiate Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	5.04%		02/01/2024	1,135,711
	Radiology Partners, Inc., Senior Secured First Lien Term Loan
816,401	(3 Month LIBOR USD + 4.75%)	7.06%		07/09/2025	806,926
544,267	(3 Month LIBOR USD + 4.75%)	7.39%		07/09/2025	537,951
1,118,578	RegionalCare Hospital Partners Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.55%		11/14/2025	1,121,291
1,434,467	Renaissance Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		05/30/2025	1,411,408
1,742,303	RentPath, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	6.80%		12/17/2021	926,696
1,138,292	Reynolds Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		02/06/2023	1,141,685
1,159,880	RPI Finance Trust, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.04%		03/27/2023	1,167,309
1,444,088	Science Applications International Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.79%		10/31/2025	1,445,748
	Scientific Games International, Inc., Senior Secured First Lien Term Loan
1,401,215	(2 Month LIBOR USD + 2.75%)	4.90%		08/14/2024	1,391,414
328,680	(2 Month LIBOR USD + 2.75%)	4.79%		08/14/2024	326,381
2,132,446	Securus Technologies Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	6.54%		11/01/2024	1,888,995
1,673,392	Sedgwick Claims Management Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		12/31/2025	1,648,157
1,110,000	Select Medical Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.50%)	4.58%		03/06/2025	1,113,469
1,392,600	Severin Acquisition LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.46%		08/01/2025	1,372,874
560,000	Sinclair Television Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		09/30/2026	563,035
1,546,125	Six Flags Theme Parks, Inc., Senior Secured First Lien Term Loan	4.05%	±	04/17/2026	1,549,990
1,203,417	SMG US Midco 2, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.04%		01/23/2025	1,197,779
1,696,468	SolarWinds Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		02/05/2024	1,700,446
740,425	Solenis International LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.12%		06/26/2025	722,377
1,722,298	Solera LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		03/03/2023	1,716,141
1,654,288	Sophia LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.35%		09/30/2022	1,656,703
1,946,626	Sound Inpatient Physicians, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		06/27/2025	1,947,599
680,387	Southern Graphics, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		12/30/2022	504,619
1,128,571	Speedcast International Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	4.85%		05/15/2025	959,286
1,731,528	Sprint Communications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.75% Floor)	4.54%		02/02/2024	1,721,788
1,618,460	SS&C Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.29%		04/16/2025	1,626,973
867,415	Staples, Inc., Senior Secured First Lien Term Loan (2 Month LIBOR USD + 5.00%)	7.12%		04/16/2026	856,754
736,886	Starfruit US Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		10/01/2025	723,438
405,000	Sunshine Luxembourg VII SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	6.35%		09/25/2026	407,406
1,545,974	Syncreon Global Finance Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.52%	Ω	10/28/2020	732,405
	TAMKO Building Products LLC, Senior Secured First Lien Term Loan
564,400	(1 Month LIBOR USD + 3.25%)	5.29%		05/29/2026	565,458
115,600	(1 Month LIBOR USD + 3.25%)	5.37%		05/29/2026	115,817
702,350	Telesat Canada, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.75% Floor)	4.61%		11/17/2023	705,072
1,932,161	Tempo Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.04%		05/01/2024	1,941,425
1,102,423	The Dun & Bradstreet Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.05%		02/06/2026	1,110,592
1,652,525	The Edelman Financial Center LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.31%		07/21/2025	1,657,095
595,346	Titan Acquisition Ltd., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.04%		03/28/2025	573,089
1,744,744	TKC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.80%		02/01/2023	1,718,259
2,250,771	Transdigm, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		05/30/2025	2,244,762
1,168,200	Travel Leaders Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.05%		01/25/2024	1,172,096
599,648	Travelport Finance SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	7.10%		05/29/2026	544,609
200,000	Uber Technologies, Inc., Senior Secured First Lien Term Loan	5.55%	±	07/13/2023	198,959
1,638,974	Uber Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.03%		04/04/2025	1,632,491
2,320,339	UFC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.30%		04/29/2026	2,329,203
862,838	UGI Energy Services LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		08/13/2026	870,387
835,000	Ultimate Software Group, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		05/04/2026	840,937
732,600	United Rentals, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.79%		10/31/2025	736,787
555,800	Universal Health Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.79%		10/31/2025	558,118
696,438	US Anesthesia Partners, Inc., Senior Secured 1st Lien Term Loan	5.04%	±	06/24/2024	679,681

1,100,000	US Foods, Inc., Senior Secured First Lien Term Loan	4.14%	±	09/13/2026	1,105,274
1,320,058	USIC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.29%		12/08/2023	1,311,808
	Vantage Specialty Chemicals, Inc., Senior Secured First Lien Term Loan
34,994	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.76%		10/28/2024	32,545
839,860	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.54%		10/28/2024	781,069
1,857,141	Verscend Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.54%		08/27/2025	1,866,817
1,469,557	Vertafore, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		07/02/2025	1,430,988
1,745,000	VICI Properties 1 LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.05%		12/20/2024	1,751,727
697,618	Victory Capital Holdings, Inc., Senior Secured First Lien Term Loan	5.35%	±	07/01/2026	701,542
2,859,290	Virgin Media Bristol LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.53%		01/15/2026	2,864,508
	Vistra Operations Company LLC, Senior Secured First Lien Term Loan
1,117,324	(1 Month LIBOR USD + 2.00%)	4.02%		12/31/2025	1,121,904
1,675,985	(1 Month LIBOR USD + 2.00%)	4.04%		12/31/2025	1,682,857
388,050	Vizient, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.54%		05/06/2026	390,621
1,080,000	Wand NewCo 3, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.54%		02/05/2026	1,086,750
731,776	Web.Com Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.78%		10/10/2025	721,111
630,000	Whatabrands LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.52%		08/03/2026	633,626
1,690,736	Wink Holdco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		12/02/2024	1,667,497
1,672,317	WP CPP Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.01%		04/30/2025	1,677,025
2,015,000	Zelis Cost Management Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	6.79%		09/25/2026	2,002,406

Total Bank Loans (Cost $309,185,412)					302,955,525

Collateralized Loan Obligations - 11.9%
250,000	Adams Mill Ltd., Series 2014-1A-D1 (3 Month LIBOR USD + 3.50%)	5.80%	^	07/15/2026	250,061
12,000,000	AIMCO Ltd., Series 2019-10A-A (3 Month LIBOR USD + 1.32%, 1.32% Floor)	3.62%	^	07/22/2032	11,982,757
12,250,000	Allegro Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.10%, 1.10% Floor)	3.40%	^	06/13/2031	12,150,758
2,250,000	Anchorage Capital Ltd., Series 2014-3RA-A (3 Month LIBOR USD + 1.05%)	3.31%	^	01/28/2031	2,238,657
7,165,000	Anchorage Capital Ltd., Series 2015-6A-AR (3 Month LIBOR USD + 1.27%)	3.57%	^	07/15/2030	7,178,071
25,000,000	Anchorage Capital Ltd., Series 2016-9A-AR (3 Month LIBOR USD + 1.37%)	3.67%	^	07/15/2032	25,041,084
12,500,000	Assurant Ltd., Series 2018-2A-A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	3.51%	^	10/20/2031	12,470,291
17,500,000	Atlas Senior Loan Fund Ltd., Series 2013-1A-AR (3 Month LIBOR USD + 0.83%)	2.95%	^	11/17/2027	17,498,663
2,850,000	Atlas Senior Loan Fund Ltd., Series 2018-10A-A (3 Month LIBOR USD + 1.09%)	3.39%	^	01/15/2031	2,834,325
6,500,000	Avery Point Ltd., Series 2015-6A-AR (3 Month LIBOR USD + 1.05%)	3.34%	^	08/05/2027	6,500,650
2,500,000	Babson Ltd., Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	5.23%	^	10/20/2030	2,415,851
7,005,000	Benefit Street Partners Ltd., Series 2013-IIIA-A1R (3 Month LIBOR USD + 1.25%)	3.53%	^	07/20/2029	7,014,388
10,000,000	Birch Grove Ltd., Series 19A-A (3 Month LIBOR USD + 1.49%)	3.97%	^	06/15/2031	9,994,466
10,000,000	Carbone Ltd., Series 2017-1A-A1 (3 Month LIBOR USD + 1.14%)	3.42%	^	01/20/2031	9,962,573
6,000,000	Carlyle Global Market Strategies Ltd., Series 2017-1A-A1A (3 Month LIBOR USD + 1.30%)	3.58%	^	04/20/2031	6,002,728
30,000,000	CarVal Ltd., Series 2019-2A-A (3 Month LIBOR USD + 1.35%, 1.35% Floor)	3.62%	^	07/20/2032	29,997,619
8,350,000	Cathedral Lake Ltd., Series 2015-2A-A1R (3 Month LIBOR USD + 1.31%, 0.00% Floor)	3.61%	^	07/16/2029	8,346,214
8,350,000	Cathedral Lake Ltd., Series 2015-3A-AR (3 Month LIBOR USD + 1.32%, 1.32% Floor)	3.62%	^	07/16/2029	8,346,263
11,000,000	CBAM Ltd., Series 2019-10A-A1A (3 Month LIBOR USD + 1.42%, 1.42% Floor)	3.99%	^	04/20/2032	11,056,052
2,500,000	CBAM Ltd., Series 2019-10A-B (3 Month LIBOR USD + 2.05%, 2.05% Floor)	4.62%	^	04/20/2032	2,503,438
586,798	Cent Ltd., Series 2013-19A-A1A (3 Month LIBOR USD + 1.33%)	3.59%	^	10/29/2025	587,151
22,000,000	CFIP Ltd., Series 2014-1A-AR (3 Month LIBOR USD + 1.32%)	3.62%	^	07/13/2029	22,035,769
10,350,000	CFIP Ltd., Series 2017-1A-A (3 Month LIBOR USD + 1.22%)	3.52%	^	01/18/2030	10,308,793
2,000,000	CFIP Ltd., Series 2017-1A-B (3 Month LIBOR USD + 1.65%, 0.00% Floor)	3.95%	^	01/18/2030	1,960,811
15,000,000	Crown Point Ltd., Series 2018-6A-A1 (3 Month LIBOR USD + 1.17%, 1.17% Floor)	3.45%	^	10/20/2028	15,022,600
25,000,000	CVP Ltd., Series 2017-1A-A (3 Month LIBOR USD + 1.34%)	3.62%	^	07/20/2030	25,002,406
6,500,000	CVP Ltd., Series 2017-2A-A (3 Month LIBOR USD + 1.19%, 1.19% Floor)	3.47%	^	01/20/2031	6,489,770
5,000,000	Dryden XXVIII Senior Loan Fund, Series 2013-28A-A1LR (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.36%	^	08/15/2030	5,005,006
20,000,000	Elevation Ltd., Series 2018-9A-A1 (3 Month LIBOR USD + 1.12%, 1.12% Floor)	3.42%	^	07/15/2031	19,863,659
10,000,000	Elmwood Ltd., Series 2019-2A-A (3 Month LIBOR USD + 1.45%, 1.45% Floor)	4.00%	^	04/20/2031	10,000,639
9,000,000	Elmwood Ltd., Series 2019-2A-B (3 Month LIBOR USD + 2.10%, 2.10% Floor)	4.65%	^	04/20/2031	8,999,238
8,000,000	Galaxy Ltd., Series 2016-22A-A2R (3 Month LIBOR USD + 0.85%, 0.85% Floor)	3.17%	^	07/16/2028	7,963,134
8,500,000	Gilbert Park Ltd., Series 2017-1A-A (3 Month LIBOR USD + 1.19%)	3.49%	^	10/15/2030	8,499,461
10,000,000	Greywolf Ltd., Series 2018-2A-A1 (3 Month LIBOR USD + 1.18%, 1.18% Floor)	3.46%	^	10/20/2031	9,959,682
42,954	Halcyon Loan Advisors Funding Ltd., Series 2012-1X-A2 (3 Month LIBOR USD + 2.50%)	4.66%		08/15/2023	42,994
500,000	Halcyon Loan Advisors Funding Ltd., Series 2013-2A-C (3 Month LIBOR USD + 2.70%)	4.95%	^	08/01/2025	499,717
250,000	Halcyon Loan Advisors Funding Ltd., Series 2013-2A-D (3 Month LIBOR USD + 3.80%)	6.05%	^	08/01/2025	245,020
541,362	Halcyon Loan Advisors Funding Ltd., Series 2014-1A-A1R (3 Month LIBOR USD + 1.13%)	3.43%	^	04/18/2026	542,127
25,000,000	Halcyon Loan Advisors Funding Ltd., Series 2015-3A-A1R (3 Month LIBOR USD + 0.90%)	3.20%	^	10/18/2027	24,999,474
6,500,000	Hayfin Kingsland Ltd., Series 2018-8A-B (3 Month LIBOR USD + 1.48%, 1.48% Floor)	3.76%	^	04/20/2031	6,315,045
1,639,374	Jamestown Ltd., Series 2014-4A-A1AR (3 Month LIBOR USD + 0.69%)	2.99%	^	07/15/2026	1,636,147
1,755,000	Jamestown Ltd., Series 2018-6RA-A1 (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.43%	^	04/25/2030	1,744,521
9,500,000	Kingsland Ltd., Series 2018-8A-A (3 Month LIBOR USD + 1.12%, 1.12% Floor)	3.40%	^	04/20/2031	9,442,615
3,500,000	KVK Ltd., Series 2018-1A-A (3 Month LIBOR USD + 0.93%)	3.07%	^	05/20/2029	3,486,380
20,000,000	LCM LP, Series 17A-A2RR (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.45%	^	10/15/2031	19,910,161
10,595,000	Madison Park Funding Ltd., Series 2013-11A-AR (3 Month LIBOR USD + 1.16%)	3.42%	^	07/23/2029	10,609,820
1,000,000	Madison Park Funding Ltd., Series 2014-15A-CR (3 Month LIBOR USD + 3.45%)	5.71%	^	01/27/2026	1,002,848
25,000,000	Marathon Ltd., Series 2013-5A-A1R (3 Month LIBOR USD + 0.87%)	3.02%	^	11/21/2027	24,904,443
14,444,671	Marathon Ltd., Series 2014-7A-A1R (3 Month LIBOR USD + 1.32%)	3.58%	^	10/28/2025	14,451,533
8,625,000	Marathon Ltd., Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	4.05%	^	04/15/2029	8,629,843
4,500,000	Marble Point Ltd., Series 2017-2A-A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	3.48%	^	12/18/2030	4,491,000
25,000,000	Midocean Credit, Series 2017-7A-A1 (3 Month LIBOR USD + 1.32%)	3.62%	^	07/15/2029	25,050,156
2,000,000	Milos Ltd., Series 2017-1A-A (3 Month LIBOR USD + 1.25%)	3.53%	^	10/20/2030	1,994,346
2,000,000	MP Ltd., Series 2013-1A-AR (3 Month LIBOR USD + 1.25%)	3.53%	^	10/20/2030	1,996,050
25,000,000	MP Ltd., Series 2013-2A-ARR (3 Month LIBOR USD + 1.28%)	3.56%	^	07/25/2029	24,974,780
10,000,000	MP Ltd., Series 2015-2A-AR (3 Month LIBOR USD + 0.91%)	3.17%	^	10/28/2027	10,008,800
20,000,000	Nassau Ltd., Series 2018-IA-A (3 Month LIBOR USD + 1.15%)	3.45%	^	07/15/2031	19,902,015
3,500,000	Newark BSL Ltd., Series 2016-1A-A1 (3 Month LIBOR USD + 1.52%)	3.78%	^	12/21/2029	3,514,000
6,250,000	Newark BSL Ltd., Series 2016-1A-A2 (3 Month LIBOR USD + 2.20%)	4.46%	^	12/21/2029	6,260,463
9,000,000	Northwoods Capital Ltd., Series 2017-16A-A (3 Month LIBOR USD + 1.27%)	3.43%	^	11/15/2030	8,993,826
5,000,000	Ocean Trails V, Series 2014-5A-ARR (3 Month LIBOR USD + 1.28%, 1.28% Floor)	3.58%	^	10/13/2031	5,010,259
15,000,000	OFSI Fund Ltd., Series 2018-1A-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.45%	^	07/15/2031	14,909,831
15,000,000	Park Avenue Institutional Advisers Ltd., Series 2016-1A-A1R (3 Month LIBOR USD + 1.20%)	3.35%	^	08/23/2031	14,975,894
5,000,000	Prudential PLC, Series 2018-1A-A (3 Month LIBOR USD + 1.15%)	3.45%	^	07/15/2031	4,962,987
10,000,000	Race Point Ltd., Series 2015-9A-A1AR (3 Month LIBOR USD + 1.21%)	3.51%	^	10/15/2030	10,000,231
8,500,000	Rockford Tower Ltd., Series 2017-2A-A (3 Month LIBOR USD + 1.27%)	3.57%	^	10/15/2029	8,503,022
3,000,000	Sound Point Ltd., Series 2013-3RA-A (3 Month LIBOR USD + 1.15%, 1.15% Floor)	3.45%	^	04/18/2031	2,977,500
10,100,000	Sound Point Ltd., Series 2018-3A-A1A (3 Month LIBOR USD + 1.18%, 1.18% Floor)	3.45%	^	10/26/2031	9,995,615
10,000,000	Steele Creek Ltd., Series 2014-1RA-A (3 Month LIBOR USD + 1.07%, 1.07% Floor)	3.35%	^	04/21/2031	9,926,910
10,000,000	Steele Creek Ltd., Series 2015-1A-AR (3 Month LIBOR USD + 1.26%)	3.41%	^	05/21/2029	9,987,759
8,000,000	Steele Creek Ltd., Series 2016-1A-AR (3 Month LIBOR USD + 1.12%, 1.12% Floor)	3.24%	^	06/15/2031	7,929,121
6,000,000	Steele Creek Ltd., Series 2018-2A-A (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.32%	^	08/18/2031	5,979,364
10,000,000	Steele Creek Ltd., Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	4.76%	^	04/15/2032	10,029,758
18,000,000	Steele Creek Ltd., Series 2019-2A-A1 (3 Month LIBOR USD + 1.36%, 1.36% Floor)	3.49%	^	07/15/2032	17,997,161
9,000,000	Steele Creek Ltd., Series 2019-2A-B (3 Month LIBOR USD + 2.25%, 2.25% Floor)	4.38%	^	07/15/2032	8,998,474
10,000,000	Symphony Ltd., Series 2014-15A-AR2 (3 Month LIBOR USD + 1.26%, 1.26% Floor)	3.56%	^	01/17/2032	10,018,069
10,000,000	Venture Ltd., Series 2014-19A-ARR (3 Month LIBOR USD + 1.26%, 1.26% Floor)	3.56%	^	01/15/2032	10,020,414
19,479,142	Venture Ltd., Series 2015-20A-AR (3 Month LIBOR USD + 0.82%)	3.12%	^	04/15/2027	19,456,676
8,500,000	Venture Ltd., Series 2017-29A-A (3 Month LIBOR USD + 1.28%)	3.44%	^	09/07/2030	8,504,282
10,000,000	Venture Ltd., Series 2018-34A-A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	3.53%	^	10/15/2031	9,966,880
10,000,000	VERDE Ltd., Series 2019-1A-A (3 Month LIBOR USD + 1.35%, 1.35% Floor)	3.91%	^	04/15/2032	10,004,548
4,000,000	Vibrant Ltd., Series 2015-3A-A1RR (3 Month LIBOR USD + 1.25%)	3.53%	^	10/20/2031	3,984,017
3,500,000	Vibrant Ltd., Series 2016-5A-B (3 Month LIBOR USD + 2.10%)	4.38%	^	01/20/2029	3,502,793
10,000,000	Vibrant Ltd., Series 2018-10A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.48%	^	10/20/2031	9,957,066
15,000,000	Wellfleet Ltd., Series 2018-2A-A1 (3 Month LIBOR USD + 1.20%, 1.20% Floor)	3.48%	^	10/20/2031	14,942,970
10,000,000	Wellfleet Ltd., Series 2018-3A-A1A (3 Month LIBOR USD + 1.25%, 1.25% Floor)	3.53%	^	01/20/2032	10,019,469
2,742,353	WhiteHorse Ltd., Series 2014-1A-AR (3 Month LIBOR USD + 0.90%)	3.15%	^	05/01/2026	2,740,951
18,542,934	WhiteHorse Ltd., Series 2015-10A-A1R (3 Month LIBOR USD + 0.93%, 0.93% Floor)	3.23%	^	04/17/2027	18,516,331
14,500,000	Wind River Ltd., Series 2014-2A-AR (3 Month LIBOR USD + 1.14%, 1.14% Floor)	3.44%	^	01/15/2031	14,434,750
4,000,000	Wind River Ltd., Series 2019-3A-B (3 Month LIBOR USD + 2.10%)	4.60%	^	04/15/2031	4,004,482

7,873,646	Zais Ltd., Series 2014-2A-A1AR (3 Month LIBOR USD + 1.20%)	3.48%	^	07/25/2026	7,881,655

Total Collateralized Loan Obligations (Cost $882,005,448)					881,270,391

Foreign Corporate Bonds - 8.3%
2,600,000	Adani Ports & Special Economic Zone Ltd.	3.95%		01/19/2022	2,662,563
5,140,000	AerCap Global Aviation Trust	4.63%		10/30/2020	5,262,490
900,000	AES Dominicana	7.95%		05/11/2026	961,875
1,400,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	^	03/26/2079	1,471,750
2,500,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		03/26/2079	2,628,125
2,700,000	Alibaba Group Holding Ltd.	3.13%		11/28/2021	2,742,977
9,775,000	AstraZeneca PLC	2.38%		11/16/2020	9,817,478
825,000	AstraZeneca PLC	2.38%		06/12/2022	831,366
4,556,000	Avolon Holdings Funding Ltd.	3.63%	^	05/01/2022	4,622,745
13,350,000	Axiata SPV2 BHD	3.47%		11/19/2020	13,495,539
9,680,000	Banco Bradesco S.A.	5.90%		01/16/2021	10,043,097
3,000,000	Banco BTG Pactual S.A.	4.00%		01/16/2020	3,007,530
2,400,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 5.26%)	7.75%	^	02/15/2029	2,508,000
1,500,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	1,576,890
7,000,000	Banco del Estado de Chile	3.88%		02/08/2022	7,252,585
3,300,000	Banco do Brasil S.A. (10 Year CMT Rate + 7.78%)	8.50%	†	10/20/2020	3,480,345
4,000,000	Banco International del Peru S.A.A.	5.75%		10/07/2020	4,130,040
3,500,000	Banco Latinoamericano do Comercio Exterior S.A.	3.25%		05/07/2020	3,517,535
8,800,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88%	†	07/06/2022	8,866,000
9,400,000	Banco Nacional de Comercio Exterior S.N.C. (5 Year CMT Rate + 3.00%) (5 Year CMT Rate + 3.00%)	3.80%		08/11/2026	9,529,344
1,000,000	Banco Santander	3.88%		09/20/2022	1,041,961
1,500,000	Banco Santander (5 Year CMT Rate + 3.00%)	5.95%	^	10/01/2028	1,612,125
400,000	Banco Santander Chile	2.50%		12/15/2020	402,760
2,000,000	Bancolombia S.A.	6.13%		07/26/2020	2,055,520
7,384,000	Bancolombia S.A.	5.95%		06/03/2021	7,790,120
4,350,000	Bangkok Bank PCL	4.80%		10/18/2020	4,458,108
2,900,000	Bangkok Bank PCL	3.88%		09/27/2022	3,012,060
800,000	Banistmo S.A.	3.65%	^	09/19/2022	807,008
1,800,000	Banistmo S.A.	3.65%		09/19/2022	1,815,768
10,845,000	Barclays Bank PLC	2.65%		01/11/2021	10,878,114
7,000,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	7,479,500
4,000,000	BBVA Bancomer S.A.	7.25%		04/22/2020	4,098,000
3,700,000	BBVA Bancomer S.A.	6.50%		03/10/2021	3,866,537
2,400,000	BBVA Bancomer S.A.	6.75%		09/30/2022	2,628,000
1,600,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	1,596,016
2,500,000	BDO Unibank, Inc.	2.63%		10/24/2021	2,510,673
8,000,000	Bharat Petroleum Corporation Ltd.	4.63%		10/25/2022	8,439,520
1,500,000	Bharat Petroleum Ltd.	4.38%		01/24/2022	1,554,270
2,600,000	Bharti Airtel Ltd.	5.13%		03/11/2023	2,739,675
3,400,000	Brasil Bolsa Balcao S.A	5.50%		07/16/2020	3,485,034
750,000	Braskem Finance Ltd.	7.00%		05/07/2020	768,825
3,900,000	Braskem Finance Ltd.	5.75%		04/15/2021	4,056,039
5,800,000	C&W Senior Financing DAC	7.50%		10/15/2026	6,133,500
2,500,000	Celulosa Arauco y Constitucion S.A.	4.75%		01/11/2022	2,603,125
2,200,000	Cemex S.A.B. de C.V.	6.13%		05/05/2025	2,293,500
1,750,000	Cemex S.A.B. de C.V.	7.75%		04/16/2026	1,900,955
300,000	CK Hutchison International Ltd.	2.25%		09/29/2020	299,707
2,000,000	CK Hutchison International Ltd.	2.88%	^	04/05/2022	2,019,588
6,000,000	CNOOC Finance Ltd.	2.63%		05/05/2020	6,007,710
1,100,000	CNOOC Finance Ltd.	4.25%		01/26/2021	1,125,939
4,800,000	CNOOC Finance Ltd.	3.88%		05/02/2022	4,960,137
8,600,000	CNPC General Capital Ltd.	3.95%		04/19/2022	8,908,010
2,500,000	CNPC Overseas Capital Ltd.	4.50%		04/28/2021	2,577,253
2,800,000	Coca-Cola Femsa S.A.B. de C.V.	4.63%		02/15/2020	2,821,814
2,450,000	Colombia Telecomunicaciones S.A.	5.38%		09/27/2022	2,483,688
2,500,000	Colombia Telecomunicaciones S.A. (5 Year Swap Rate USD + 6.96%)	8.50%	†	03/30/2020	2,571,875
260,000	Comcel Trust	6.88%		02/06/2024	268,450
4,085,000	Commonwealth Bank of Australia	2.25%	^	03/10/2020	4,089,275
3,125,000	Commonwealth Bank of Australia	2.05%	^	09/18/2020	3,127,768
2,240,000	Commonwealth Bank of Australia	2.75%	^	03/10/2022	2,277,454
400,000	Corp Nacional del Cobre de Chile	3.88%		11/03/2021	411,904
900,000	Corporacion Nacional del Cobre de Chile	3.00%		07/17/2022	915,551
5,115,000	Credit Suisse Group AG (3 Month LIBOR USD + 1.24%)	3.37%	^	06/12/2024	5,150,649
1,345,000	Credito Real S.A.B. de C.V.	7.25%		07/20/2023	1,430,744
300,000	Credito Real S.A.B. de C.V.	7.25%	^	07/20/2023	319,125
1,100,000	DBS Group Holdings Ltd.	2.85%		04/16/2022	1,115,850
1,000,000	DBS Group Holdings Ltd. (3 Month LIBOR USD + 0.62%)	2.90%		07/25/2022	1,004,655
900,000	DBS Group Holdings Ltd. (5 Year Mid Swap Rate USD + 1.59%)	4.52%		12/11/2028	957,461
8,800,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	09/07/2021	8,844,000
3,840,000	Delek & Avner Tamar Bond Ltd.	4.44%	^	12/30/2020	3,892,220
1,200,000	Digicel Group Ltd.	8.25%	^	09/30/2022	258,000
803,422	Digicel Group Ltd. (7.13% Cash + 2.00% PIK)	9.13%	^	04/01/2024	84,359
6,940,000	ECL S.A.	5.63%		01/15/2021	7,233,574
1,500,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	1,357,557
4,289,646	ENA Norte Trust	4.95%		04/25/2023	4,439,826
822,000	ESAL GMBH	6.25%		02/05/2023	838,448
500,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.85%)	3.00%		05/23/2024	501,743
2,600,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.90%)	3.04%		11/20/2023	2,612,430
200,000	Fomento Economico Mexicano S.A.B. de C.V.	2.88%		05/10/2023	202,202
3,100,000	Fondo Mivivienda S.A.	3.50%		01/31/2023	3,185,250
5,200,000	Freeport-McMoRan, Inc.	4.55%		11/14/2024	5,341,960
1,740,000	GlaxoSmithKline Capital PLC	3.13%		05/14/2021	1,774,935
8,610,000	GlaxoSmithKline Capital PLC	2.88%		06/01/2022	8,799,807
300,000	Global Bank Corporation	4.50%	^	10/20/2021	309,564
4,000,000	Global Bank Corporation	4.50%		10/20/2021	4,127,520
5,100,000	Globo Comunicacao e Participacoes S.A.	4.88%		04/11/2022	5,294,489
3,500,000	Grupo Aval Ltd.	4.75%		09/26/2022	3,626,000
4,900,000	Grupo Bimbo S.A.B. de C.V.	4.88%		06/30/2020	4,994,055
5,800,000	Grupo Bimbo S.A.B. de C.V. (5 Year CMT Rate + 3.28%)	5.95%	†	04/17/2023	6,130,600
2,684,000	GrupoSura Finance S.A.	5.70%		05/18/2021	2,814,845
210,593	Guanay Finance Ltd.	6.00%	^	12/15/2020	213,752
491,384	Guanay Finance Ltd.	6.00%		12/15/2020	498,755
5,789,000	HSBC Holdings PLC (3 Month LIBOR USD + 1.00%)	3.12%		05/18/2024	5,815,138
7,000,000	Hutchison Whampoa International Ltd.	4.63%		01/13/2022	7,326,998
3,900,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	4,108,923
3,000,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	3,307,086
500,000	Indian Oil Corporation Ltd.	4.75%		01/16/2024	534,160
100,000	Industrial Senior Trust	5.50%		11/01/2022	104,875
35,034	Invepar Holdings	0.00%	Ω Þ	12/30/2028	1,498
6,650,000	Inversiones CMPC S.A.	4.50%		04/25/2022	6,924,379
700,000	Israel Electric Corporation Ltd.	6.88%		06/21/2023	799,400
600,000	Itau Unibanco Holding S.A.	6.20%		12/21/2021	637,506
1,000,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.98%)	6.13%	†	12/12/2022	1,011,000
1,300,000	Itau Unibanco Holdings S.A.	6.20%		04/15/2020	1,326,325
4,200,000	Itau Unibanco Holdings S.A.	5.75%		01/22/2021	4,344,060
500,000	JBS Investments GMBH	7.00%	^	01/15/2026	540,745
4,150,000	Latam Finance Ltd.	6.88%		04/11/2024	4,370,988
8,700,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	8,854,773
8,600,000	MARB BondCo PLC	7.00%		03/15/2024	8,987,086

4,000,000	Millicom International Cellular S.A.	6.00%		03/15/2025	4,160,000
1,000,000	Millicom International Cellular SA	6.63%		10/15/2026	1,090,000
10,420,000	Mitsubishi UFJ Financial Group, Inc. (3 Month LIBOR USD + 0.86%)	3.13%		07/26/2023	10,453,046
10,533,000	Mizuho Financial Group, Inc. (3 Month LIBOR USD + 0.79%)	2.92%		03/05/2023	10,571,474
1,800,000	Multibank, Inc.	4.38%		11/09/2022	1,855,818
2,600,000	Nacional Financiera S.N.C.	3.38%		11/05/2020	2,622,776
7,884,000	Oleoducto Central S.A.	4.00%		05/07/2021	8,061,469
6,961,000	ONGC Videsh Ltd.	2.88%		01/27/2022	6,969,492
1,000,000	ONGC Videsh Ltd.	3.75%		05/07/2023	1,031,860
3,000,000	Oversea-Chinese Banking Corporation (5 Year Swap Rate USD + 2.20%)	4.00%		10/15/2024	3,001,918
1,650,000	Pampa Energia S.A.	7.38%		07/21/2023	1,361,250
2,733,322	Panama Metro Line SP	0.00%	^	12/05/2022	2,624,672
8,029,132	Panama Metro Line SP	0.00%		12/05/2022	7,709,974
7,400,000	Pertamina Persero PT	5.25%		05/23/2021	7,727,244
4,000,000	Pertamina Persero PT	4.88%		05/03/2022	4,228,092
412,358	Peru Enhanced Pass-Through Finance Ltd.	0.00%		06/02/2025	377,823
1,766,000	Perusahaan Listrik Negara PT	5.50%		11/22/2021	1,876,375
1,600,000	Petrobras Global Finance B.V.	5.38%		01/27/2021	1,657,600
4,000,000	Petronas Capital Ltd.	3.13%		03/18/2022	4,070,827
9,450,000	Petronas Global Sukuk Ltd.	2.71%		03/18/2020	9,442,204
400,000	PTTEP Canada International Finance Ltd.	5.69%		04/05/2021	418,823
5,800,000	PTTEP Treasury Center Company Ltd. (5 Year CMT Rate + 2.72%)	4.60%	†	07/17/2022	5,943,248
1,500,000	Reliance Holdings, Inc.	4.50%		10/19/2020	1,529,295
8,500,000	Reliance Holdings, Inc.	5.40%		02/14/2022	9,038,730
5,520,000	Royal Bank of Scotland Group PLC (3 Month LIBOR USD + 1.55%)	3.66%		06/25/2024	5,534,541
9,850,000	Santander UK PLC	2.50%		01/05/2021	9,864,939
1,970,000	Scotiabank Peru S.A. (3 Month LIBOR USD + 3.86%)	4.50%		12/13/2027	2,051,282
8,600,000	Sinochem Overseas Capital Ltd.	4.50%		11/12/2020	8,787,110
7,200,000	Sinopec Group Overseas Development Ltd.	2.50%		04/28/2020	7,205,260
900,000	Sinopec Group Overseas Development Ltd.	2.25%		09/13/2020	899,419
2,500,000	Sinopec Group Overseas Development Ltd.	2.00%		09/29/2021	2,478,691
2,500,000	Sinopec Group Overseas Development Ltd.	3.90%		05/17/2022	2,589,152
1,500,000	Sociedad Quimica y Minera S.A.	5.50%		04/21/2020	1,527,600
9,258,000	Southern Copper Corporation	5.38%		04/16/2020	9,386,227
10,685,000	Sumitomo Mitsui Financial Group, Inc.	2.06%		07/14/2021	10,655,814
248,000	Syngenta Finance NV	3.70%		04/24/2020	248,852
5,045,000	Takeda Pharmaceutical Company Ltd.	4.00%	^	11/26/2021	5,225,010
2,600,000	Tecnoglass, Inc.	8.20%		01/31/2022	2,814,500
5,500,000	Telefonica Chile S.A.	3.88%		10/12/2022	5,695,801
1,000,000	Temasek Financial Ltd.	2.38%		01/23/2023	1,014,809
10,312,000	Toronto-Dominion Bank	3.25%		06/11/2021	10,531,475
5,800,000	UBS AG	2.45%	^	12/01/2020	5,824,202
4,150,000	Unifin Financiera S.A.B. de C.V.	7.25%		09/27/2023	4,303,550
1,900,000	Union Bank of the Philippines	3.37%		11/29/2022	1,948,683
200,000	United Overseas Bank Ltd. (3 Month LIBOR USD + 0.48%)	2.74%		04/23/2021	200,536
2,500,000	United Overseas Bank Ltd. (5 Year CMT Rate + 1.50%)	3.75%		04/15/2029	2,594,345
2,800,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.65%)	2.88%		03/08/2027	2,800,476
5,200,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 2.24%)	3.50%		09/16/2026	5,264,376
3,900,000	UPL Corporation	3.25%		10/13/2021	3,918,627
1,500,000	Vedanta Resources PLC	7.13%		05/31/2023	1,483,875
200,000	Vedanta Resources PLC	6.13%		08/09/2024	184,777
5,600,000	VTR Finance B.V.	6.88%		01/15/2024	5,782,000
6,426,000	Westpac Banking Corporation	2.65%		01/25/2021	6,476,715

Total Foreign Corporate Bonds (Cost $608,489,791)					614,767,079

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations - 0.7%
2,500,000	Brazilian Government International Bond	4.88%		01/22/2021	2,590,650
3,600,000	Chile Government International Bond	3.88%		08/05/2020	3,656,700
3,000,000	Chile Government International Bond	2.25%		10/30/2022	3,014,280
12,100,000	Colombia Government International Bond	4.38%		07/12/2021	12,544,796
965,000	Costa Rica Government International Bond	10.00%		08/01/2020	1,016,878
11,066,667	Dominican Republic International Bond	7.50%		05/06/2021	11,578,500
1,000,000	Indonesia Government International Bond	4.88%		05/05/2021	1,037,981
900,000	Indonesia Government International Bond	3.70%	^	01/08/2022	925,804
1,100,000	Indonesia Government International Bond	3.70%		01/08/2022	1,131,538
2,100,000	Indonesia Government International Bond	3.75%		04/25/2022	2,168,246
4,800,000	Perusahaan Penerbit	3.40%		03/29/2022	4,906,320
5,500,000	Philippine Government International Bond	4.00%		01/15/2021	5,628,492
250,000	Wakala Global Sukuk BHD	4.65%		07/06/2021	260,514

Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $50,226,705)					50,460,699

Non-Agency Commercial Mortgage Backed Obligations - 13.2%
4,721,000	20 Times Square Trust, Series 2018-20TS-F	3.20%	# ^	05/15/2035	4,648,253
4,721,000	20 Times Square Trust, Series 2018-20TS-G	3.20%	# ^	05/15/2035	4,576,061
1,080,000	Americold LLC, Series 2010-ARTA-C	6.81%	^	01/14/2029	1,122,558
10,000,000	Arbor Realty Ltd., Series 2017-FL2-A (1 Month LIBOR USD + 0.99%)	3.02%	^	08/15/2027	10,011,920
13,674,000	AREIT Trust, Series 2018-CRE1-AS (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.28%	^	02/14/2035	13,690,231
8,998,000	AREIT Trust, Series 2018-CRE1-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	3.68%	^	02/14/2035	9,017,688
12,000,000	AREIT Trust, Series 2019-CRE3-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	3.93%	^	09/14/2036	12,064,500
4,913,000	AREIT Trust, Series 2019-CRE3-D (1 Month LIBOR USD + 2.65%, 2.65% Floor)	4.68%	^	09/14/2036	4,939,407
4,000,000	Atrium Hotel Portfolio Trust	0.05%	^ ±	09/15/2032	4,010,000
9,763,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	5.43%	^	06/15/2035	9,856,419
7,231,000	BAMLL Commercial Mortgage Securities Trust, Series 2019-AHT-D (1 Month LIBOR USD + 2.50%, 2.50% Floor)	4.53%	^	03/15/2034	7,268,196
4,952,000	Bancorp Commercial Mortgage Trust, Series 2018-CRE4-D (1 Month LIBOR USD + 2.10%, 0.25% Floor)	4.13%	^	09/15/2035	4,983,818
3,711,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE5-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	4.38%	^	03/15/2036	3,721,616
56,925,321	BANK, Series 2017-BNK4-XA	1.59%	# I/O	05/15/2050	4,536,271
85,101,355	BANK, Series 2018-BN11-XA	0.64%	# I/O	03/15/2061	3,064,815
1,174,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-C (1 Month LIBOR USD + 1.20%)	3.23%	^	08/15/2036	1,171,580
1,338,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-D (1 Month LIBOR USD + 1.70%)	3.73%	^	08/15/2036	1,341,157
2,697,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-E (1 Month LIBOR USD + 2.50%)	4.53%	^	08/15/2036	2,706,232
17,543,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-F (1 Month LIBOR USD + 3.50%)	5.53%	^	08/15/2036	17,631,748
4,779,000	BBCMS Mortgage Trust, Series 2018-BXH-C (1 Month LIBOR USD + 1.50%, 1.50% Floor)	3.53%	^	10/15/2037	4,763,604
10,250,000	BBCMS Mortgage Trust, Series 2018-CBM-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.18%	^	07/15/2037	10,295,272
15,176,000	BBCMS Mortgage Trust, Series 2018-TALL-F (1 Month LIBOR USD + 3.24%, 3.24% Floor)	5.26%	^	03/15/2037	15,285,848
7,538,000	BB-UBS Trust, Series 2012-TFT-TE	3.68%	# ^	06/05/2030	7,342,695
6,110,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-T26-AJ	5.57%	#	01/12/2045	5,330,842
10,202,000	BHMS Trust, Series 2018-ATLS-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	3.93%	^	07/15/2035	10,238,595
165,041,500	BHMS Trust, Series 2018-ATLS-XCP	0.41%	# ^ I/O	07/15/2035	192,075
6,531,000	BHP Trust, Series 2019-BXHP-D (1 Month LIBOR USD + 1.77%, 1.77% Floor)	3.80%	^	08/15/2036	6,523,583
10,613,000	Braemar Hotels & Resorts Trust, Series 2018-PRME-E (1 Month LIBOR USD + 2.40%, 2.40% Floor)	4.43%	^	06/15/2035	10,700,056
2,608,000	BX Commercial Mortgage Trust, Series 2018-BIOA-D (1 Month LIBOR USD + 1.32%, 1.35% Floor)	3.35%	^	03/15/2037	2,618,494
7,534,000	BX Commercial Mortgage Trust, Series 2018-BIOA-E (1 Month LIBOR USD + 1.95%, 1.98% Floor)	3.98%	^	03/15/2037	7,569,503
12,515,000	BX Commercial Mortgage Trust, Series 2019-IMC-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	3.93%	^	04/15/2034	12,561,969
5,486,000	BX Commercial Mortgage Trust, Series 2019-IMC-F (1 Month LIBOR USD + 2.90%, 2.90% Floor)	4.93%	^	04/15/2034	5,535,814
2,623,950	BX Trust, Series 2017-APPL-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	4.08%	^	07/15/2034	2,630,740
4,060,450	BX Trust, Series 2017-APPL-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.18%	^	07/15/2034	4,080,881
2,430,150	BX Trust, Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%)	4.08%	^	07/15/2034	2,433,160
4,119,100	BX Trust, Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%)	5.18%	^	07/15/2034	4,144,818
3,159,000	BX Trust, Series 2018-GW-E (1 Month LIBOR USD + 1.97%, 1.97% Floor)	4.00%	^	05/15/2035	3,178,031
3,434,000	BX Trust, Series 2018-GW-F (1 Month LIBOR USD + 2.42%, 2.42% Floor)	4.45%	^	05/15/2035	3,459,191
1,414,000	BX Trust, Series 2018-GW-G (1 Month LIBOR USD + 2.92%, 2.92% Floor)	4.95%	^	05/15/2035	1,428,154
2,835,000	BX Trust, Series 2018-MCSF-E (1 Month LIBOR USD + 2.15%, 2.15% Floor)	4.18%	^	04/15/2035	2,851,015
9,267,000	BX Trust, Series 2018-MCSF-F (1 Month LIBOR USD + 2.65%, 2.65% Floor)	4.67%	^	04/15/2035	9,338,087

14,456,000	BX Trust, Series 2019-MMP-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	3.93%	^	08/15/2036	14,555,255
11,389,000	Carbon Capital Commercial Mortgage Trust, Series 2019-FL2-B (1 Month LIBOR USD + 2.85%, 2.85% Floor)	4.88%	^	10/15/2035	11,489,017
48,849,750	CD Commercial Mortgage Trust, Series 2017-CD3-XA	1.18%	# I/O	02/10/2050	2,984,251
67,116,784	CD Commercial Mortgage Trust, Series 2017-CD4-XA	1.47%	# I/O	05/10/2050	4,886,666
3,553,000	CF Trust, Series 2019-MF1-E (1 Month LIBOR USD + 2.20%, 2.20% Floor)	4.23%	^	08/21/2032	3,561,911
21,481,272	CFCRE Commercial Mortgage Trust, Series 2016-C3-XA	1.19%	# I/O	01/10/2048	1,173,440
22,947,051	CFCRE Commercial Mortgage Trust, Series 2016-C4-XA	1.88%	# I/O	05/10/2058	2,019,967
57,340,425	CFCRE Commercial Mortgage Trust, Series 2017-C8-XA	1.81%	# I/O	06/15/2050	5,085,964
16,201,000	CFCRE Commercial Mortgage Trust, Series 2017-C8-XB	1.12%	# I/O	06/15/2050	1,049,383
39,410,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN-X	1.85%	# ^ I/O	02/15/2033	1,969,444
3,277,000	CGDBB Commercial Mortgage Trust, Series 2017-BIOC-D (1 Month LIBOR USD + 1.60%, 1.60% Floor)	3.63%	^	07/15/2032	3,280,270
4,587,000	CGDBB Commercial Mortgage Trust, Series 2017-BIOC-E (1 Month LIBOR USD + 2.15%, 2.25% Floor)	4.18%	^	07/15/2032	4,592,608
9,155,000	CGGS Commercial Mortgage Trust, Series 2018-WSS-D (1 Month LIBOR USD + 2.30%, 2.30% Floor)	4.33%	^	02/15/2037	9,159,017
736,000	CHT Mortgage Trust, Series 2017-CSMO-E (1 Month LIBOR USD + 3.00%, 3.00% Floor)	5.03%	^	11/15/2036	739,556
1,039,000	CHT Mortgage Trust, Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.74% Floor)	5.77%	^	11/15/2036	1,045,696
7,794,846	Citigroup Commercial Mortgage Trust, Series 2014-GC25-XA	1.15%	# I/O	10/10/2047	334,006
641,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.57%	# ^	02/10/2048	613,614
5,624,604	Citigroup Commercial Mortgage Trust, Series 2015-GC27-XA	1.52%	# I/O	02/10/2048	318,130
1,750,000	Citigroup Commercial Mortgage Trust, Series 2015-GC31-C	4.19%	#	06/10/2048	1,781,221
19,325,840	Citigroup Commercial Mortgage Trust, Series 2016-GC36-XA	1.44%	# I/O	02/10/2049	1,235,663
14,231,305	Citigroup Commercial Mortgage Trust, Series 2016-P3-XA	1.85%	# I/O	04/15/2049	1,118,024
13,624,727	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	2.14%	# I/O	07/10/2049	1,342,526
13,641,145	Citigroup Commercial Mortgage Trust, Series 2017-P7-XA	1.28%	# I/O	04/14/2050	892,487
4,865,000	Citigroup Commercial Mortgage Trust, Series 2019-SST2-D (1 Month LIBOR USD + 1.60%, 1.60% Floor)	3.63%	^	12/15/2036	4,882,305
7,736,000	Citigroup Commercial Mortgage Trust, Series 2019-SST2-E (1 Month LIBOR USD + 2.00%, 2.00% Floor)	4.03%	^	12/15/2036	7,763,424
3,479,000	CLNS Trust, Series 2017-IKPR-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	4.10%	^	06/11/2032	3,481,143
3,479,000	CLNS Trust, Series 2017-IKPR-E (1 Month LIBOR USD + 3.50%, 3.50% Floor)	5.55%	^	06/11/2032	3,490,555
3,479,000	CLNS Trust, Series 2017-IKPR-F (1 Month LIBOR USD + 4.50%, 4.50% Floor)	6.55%	^	06/11/2032	3,502,414
5,636,000	Commercial Mortgage Pass-Through Certificates, Series 2012-CR4-D	4.72%	# ^ Þ	10/15/2045	2,322,314
8,273,844	Commercial Mortgage Pass-Through Certificates, Series 2013-CR10-XA	0.83%	# I/O	08/10/2046	193,649
6,802,000	Commercial Mortgage Pass-Through Certificates, Series 2013-CR11-D	5.29%	# ^	08/10/2050	6,938,071
25,732,553	Commercial Mortgage Pass-Through Certificates, Series 2013-CR12-XA	1.32%	# I/O	10/10/2046	982,682
2,503,138	Commercial Mortgage Pass-Through Certificates, Series 2014-CR17-XA	1.15%	# I/O	05/10/2047	96,145
233,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR19-C	4.91%	#	08/10/2047	249,317
500,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR20-C	4.66%	#	11/10/2047	534,601
1,876,000	Commercial Mortgage Pass-Through Certificates, Series 2014-FL5-D (1 Month LIBOR USD + 4.00%, 4.00% Floor)	3.58%	^	10/15/2031	1,859,359
932,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR22-D	4.25%	# ^	03/10/2048	930,648
21,265,059	Commercial Mortgage Pass-Through Certificates, Series 2015-CR22-XA	1.08%	# I/O	03/10/2048	712,845
37,246,784	Commercial Mortgage Pass-Through Certificates, Series 2015-CR25-XA	1.04%	# I/O	08/10/2048	1,545,079
41,891,062	Commercial Mortgage Pass-Through Certificates, Series 2015-CR27-XA	1.26%	# I/O	10/10/2048	1,898,495
11,687,547	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-XA	1.25%	# I/O	02/10/2048	451,472
57,232,635	Commercial Mortgage Pass-Through Certificates, Series 2015-LC21-XA	0.91%	# I/O	07/10/2048	1,698,178
1,470,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC23-C	4.80%	#	10/10/2048	1,584,613
1,769,000	Commercial Mortgage Pass-Through Certificates, Series 2016-CR28-C	4.80%	#	02/10/2049	1,920,628
17,250,887	Commercial Mortgage Pass-Through Certificates, Series 2016-DC2-XA	1.17%	# I/O	02/10/2049	882,871
11,396,000	Commercial Mortgage Pass-Through Certificates, Series 2018-HCLV-D (1 Month LIBOR USD + 2.18%, 2.25% Floor)	4.20%	^	09/15/2033	11,404,762
16,126	Credit Suisse Commercial Mortgage Trust, Series 2007-C1-AM	5.42%		02/15/2040	16,210
10,092,000	Credit Suisse Mortgage Capital Certificates, Series 2014-USA-X1	0.70%	# ^ I/O	09/15/2037	279,453
13,148,000	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4-E (1 Month LIBOR USD + 2.15%, 2.15% Floor)	4.18%	^	05/15/2036	13,199,584
11,372,000	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4-F (1 Month LIBOR USD + 2.65%, 2.65% Floor)	4.68%	^	05/15/2036	11,430,841
29,023,391	CSAIL Commercial Mortgage Trust, Series 2015-C1-XA	1.00%	# I/O	04/15/2050	1,057,122
4,680,076	CSAIL Commercial Mortgage Trust, Series 2016-C6-XA	1.94%	# I/O	01/15/2049	376,720
7,370,000	CSMC Trust, Series 2017-CHOP-E (1 Month LIBOR USD + 3.30%, 3.30% Floor)	5.33%	^	07/15/2032	7,424,385
6,650,000	CSMC Trust, Series 2017-LSTK-E	3.44%	# ^	04/05/2033	6,614,248
3,750,000	DBCG Mortgage Trust, Series 2017-BBG-C (1 Month LIBOR USD + 1.00%, 1.10% Floor)	3.03%	^	06/15/2034	3,745,067
9,876,000	DBGS Mortgage Trust, Series 2018-5BP-F (1 Month LIBOR USD + 2.45%)	4.48%	^	06/15/2033	9,866,260
4,941,412	DBGS Mortgage Trust, Series 2018-BIOD-C (1 Month LIBOR USD + 0.95%, 0.95% Floor)	2.98%	^	05/15/2035	4,916,671
11,987,000	DBUBS Mortgage Trust, Series 2017-BRBK-E	3.65%	# ^	10/10/2034	12,104,684
19,109,528	Deutsche Bank Commercial Mortgage Trust, Series 2016-C1-XA	1.62%	# I/O	05/10/2049	1,390,388
13,000,000	FREMF Mortgage Trust, Series 2010-K8-C	0.00%	^ P/O	09/25/2043	12,573,184
13,000,000	FREMF Mortgage Trust, Series 2013-K713-D	0.00%	^ P/O	04/25/2046	12,579,268
28,200,000	FREMF Mortgage Trust, Series 2013-K713-X2B	0.10%	^ I/O	04/25/2046	12,952
1,128,090	FREMF Mortgage Trust, Series 2016-KF22-B (1 Month LIBOR USD + 5.05%, 5.05% Floor)	7.14%	^	07/25/2023	1,169,045
2,488,000	GMAC Commercial Mortgage Securities Trust, Series 2004-C3-D	5.04%	#	12/10/2041	2,486,733
2,806,000	GMAC Commercial Mortgage Securities Trust, Series 2004-C3-E	5.14%	# ^	12/10/2041	2,796,465
7,349,000	GPMT Ltd., Series 2019-FL2-D (1 Month LIBOR USD + 2.95%, 2.95% Floor)	4.98%	^	02/22/2036	7,420,653
350,000	Grace Mortgage Trust, Series 2014-GRCE-A	3.37%	^	06/10/2028	355,517
2,465,000	Great Wolf Trust, Series 2017-WOLF-D (1 Month LIBOR USD + 2.10%, 1.00% Floor)	4.13%	^	09/15/2034	2,468,430
3,821,000	Great Wolf Trust, Series 2017-WOLF-E (1 Month LIBOR USD + 3.10%, 1.00% Floor)	5.13%	^	09/15/2034	3,831,680
2,034,000	Great Wolf Trust, Series 2017-WOLF-F (1 Month LIBOR USD + 4.07%, 1.00% Floor)	6.10%	^	09/15/2034	2,042,377
3,903,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-D (1 Month LIBOR USD + 2.40%, 2.40% Floor)	4.66%	^	09/15/2037	3,923,979
300,000	GS Mortgage Securities Corporation, Series 2013-KING-C	3.55%	# ^	12/10/2027	299,852
3,998,258	GS Mortgage Securities Corporation, Series 2014-GC24-XA	0.87%	# I/O	09/10/2047	119,578
35,518,622	GS Mortgage Securities Corporation, Series 2015-GC32-XA	0.93%	# I/O	07/10/2048	1,250,895
9,658,864	GS Mortgage Securities Corporation, Series 2015-GC34-XA	1.48%	# I/O	10/10/2048	591,352
15,808,000	GS Mortgage Securities Corporation, Series 2018-FBLU-F (1 Month LIBOR USD + 3.25%, 3.25% Floor)	5.28%	^	11/15/2035	15,908,352
1,518,000	GS Mortgage Securities Corporation, Series 2018-LUAU-E (1 Month LIBOR USD + 2.55%, 2.55% Floor)	4.58%	^	11/15/2032	1,525,321
5,000,000	GS Mortgage Securities Corporation, Series 2018-TWR-E (1 Month LIBOR USD + 2.10%, 2.10% Floor)	4.13%	^	07/15/2031	5,020,488
5,000,000	GS Mortgage Securities Corporation, Series 2018-TWR-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	4.83%	^	07/15/2031	5,029,083
5,000,000	GS Mortgage Securities Corporation, Series 2018-TWR-G (1 Month LIBOR USD + 3.92%, 3.98% Floor)	5.95%	^	07/15/2031	5,046,898
13,059,000	GS Mortgage Securities CorporationTrust 2019-SOHO, Series 2019-SOHO-E (1 Month LIBOR USD + 1.87%, 1.88% Floor)	3.90%	^	06/15/2036	13,047,793
8,000,000	GS Mortgage Securities CorporationTrust 2019-SOHO, Series 2019-SOHO-F (1 Month LIBOR USD + 2.20%, 2.20% Floor)	4.23%	^	06/15/2036	7,989,342
1,703,000	GS Mortgage Securities Trust, Series 2014-GC26-D	4.67%	# ^	11/10/2047	1,502,590
8,950,346	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.94%	# I/O	11/10/2048	375,180
19,573,951	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.80%	# I/O	05/10/2049	1,534,684
29,472,791	GS Mortgage Securities Trust, Series 2016-GS3-XA	1.38%	# I/O	10/10/2049	1,937,559
61,779,793	GS Mortgage Securities Trust, Series 2017-GS6-XA	1.19%	# I/O	05/10/2050	4,257,178
887,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSA	5.07%	# ^	03/10/2033	988,341
1,760,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSB	5.07%	# ^	03/10/2033	1,947,178
2,391,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSC	5.07%	# ^	03/10/2033	2,594,461
2,314,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSD	5.07%	# ^	03/10/2033	2,431,177
2,893,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSE	5.07%	# ^	03/10/2033	2,986,077
9,933,000	GS Mortgage Securities Trust, Series 2019-SMP-E (1 Month LIBOR USD + 2.60%, 2.60% Floor)	4.74%	^	08/15/2032	9,970,447
14,505,000	GSCG Trust, Series 2019-600C-E	4.12%	# ^	09/06/2034	14,818,969
1,988,000	Hilton USA Trust, Series 2016-SFP-D	4.93%	^	11/05/2035	1,998,875
3,000,000	Hilton USA Trust, Series 2016-SFP-F	6.16%	^	11/05/2035	3,027,677
2,348,987	HPLY Trust, Series 2019-HIT-E (1 Month LIBOR USD + 2.35%, 2.35% Floor)	4.38%	^	11/15/2036	2,363,646
12,814,005	HPLY Trust, Series 2019-HIT-F (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.18%	^	11/15/2036	12,846,040
8,000,000	Hunt Ltd., Series 2017-FL1-C (1 Month LIBOR USD + 2.40%)	4.43%	^	08/15/2034	7,993,792
5,440,000	IMT Trust, Series 2017-APTS-EFL (1 Month LIBOR USD + 2.15%)	4.18%	^	06/15/2034	5,446,513
305,000	IMT Trust, Series 2017-APTS-FFL (1 Month LIBOR USD + 2.85%)	4.88%	^	06/15/2034	305,774
22,184,661	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2015-JP1-XA	1.25%	# I/O	01/15/2049	892,387
887,522	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-B (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.03%	^	06/15/2032	884,518
1,414,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.28%	^	06/15/2032	1,407,426
4,578,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	3.93%	^	06/15/2032	4,551,140
5,917,905	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-C (1 Month LIBOR USD + 1.60%, 1.60% Floor)	3.63%	^	06/15/2032	5,942,429
828,411	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-D (1 Month LIBOR USD + 2.10%, 2.30% Floor)	4.13%	^	06/15/2032	835,322
2,191,497	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-E (1 Month LIBOR USD + 3.00%, 3.35% Floor)	5.03%	^	06/15/2035	2,215,674
1,485,251	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2004-CBX-D	5.10%	#	01/12/2037	1,484,496
1,665,870	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9-AMS	5.34%		05/15/2047	1,601,461
38,492,731	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4-XA	0.88%	# I/O	12/15/2049	1,285,249
3,776,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI-E	4.14%	# ^	10/05/2031	3,823,656
10,245,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-EFX	5.54%	^	07/05/2033	10,917,476

4,216,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-C	4.34%	^	05/05/2032	4,490,862
4,314,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-D	4.60%	# ^	05/05/2032	4,560,886
5,040,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-E	4.60%	# ^	05/05/2032	5,220,573
5,287,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-F	4.60%	# ^	05/05/2032	5,320,477
5,775,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-G	4.60%	# ^	05/05/2032	5,616,950
5,852,840	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	1.01%	# I/O	02/15/2047	180,343
500,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-C	4.61%	#	09/15/2047	532,679
360,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-D	4.11%	# ^	09/15/2047	355,085
19,730,695	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-XA	1.01%	# I/O	11/15/2047	716,173
1,303,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-C	4.52%	#	01/15/2048	1,386,362
6,378,816	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-XA	1.15%	# I/O	01/15/2048	241,845
1,000,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C27-D	3.99%	# ^	02/15/2048	992,009
125,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-C	4.29%	#	05/15/2048	130,358
25,431,422	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-XA	0.90%	# I/O	05/15/2048	637,632
27,286,196	JPMBB Commercial Mortgage Securities Trust, Series 2015-C30-XA	0.67%	# I/O	07/15/2048	719,267
12,444,841	JPMBB Commercial Mortgage Securities Trust, Series 2015-C31-XA	1.07%	# I/O	08/15/2048	494,017
23,812,030	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32-XA	1.52%	# I/O	11/15/2048	934,808
580,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.77%	#	12/15/2048	621,329
9,040,000	JPMCC Commercial Mortgage Securities Trust, Series 2019-MFP-E (1 Month LIBOR USD + 2.10%, 2.16% Floor)	4.13%	^	07/15/2036	9,076,176
10,000,000	LCCM, Series 2017-LC26-C	4.71%	^	07/12/2050	10,628,123
1,000,000	LoanCore Issuer Ltd., Series 2018-CRE1-D (1 Month LIBOR USD + 2.95%, 2.95% Floor)	4.98%	^	05/15/2028	1,006,250
2,500,000	LoanCore Issuer Ltd., Series 2019-CRE3-D (1 Month LIBOR USD + 2.50%, 2.50% Floor)	4.53%	^	04/15/2034	2,510,313
10,693,571	LSTAR Commercial Mortgage Trust, Series 2016-4-XA	2.03%	# ^ I/O	03/10/2049	653,435
87,239,557	LSTAR Commercial Mortgage Trust, Series 2017-5-X	1.26%	# ^ I/O	03/10/2050	3,627,360
300,000	Madison Avenue Trust, Series 2013-650M-D	4.17%	# ^	10/12/2032	302,685
2,080,000	Madison Avenue Trust, Series 2013-650M-E	4.17%	# ^	10/12/2032	2,074,685
2,366,000	Marathon CRE, Series 2018-FL1-AS (1 Month LIBOR USD + 1.55%, 1.55% Floor)	3.58%	^	06/15/2028	2,371,028
2,512,000	Marathon CRE, Series 2018-FL1-C (1 Month LIBOR USD + 2.60%, 2.60% Floor)	4.63%	^	06/15/2028	2,527,072
13,513	Merrill Lynch Mortgage Trust, Series 2006-C1-AJ	5.78%	#	05/12/2039	13,648
11,450,000	Monarch Beach Resort Trust, Series 2018-MBR-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	4.58%	^	07/15/2035	11,489,111
10,600,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV-CK	4.30%	^	10/15/2030	9,528,528
3,684,627	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12-XA	0.77%	# I/O	10/15/2046	75,464
15,478,864	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7-XA	1.49%	# I/O	02/15/2046	579,396
6,413,908	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14-XA	1.16%	# I/O	02/15/2047	189,884
500,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.68%	#	10/15/2047	531,397
620,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19-C	4.00%		12/15/2047	640,915
120,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-C	4.61%	#	02/15/2048	127,459
1,072,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-D	3.07%	^	02/15/2048	1,005,954
21,275,520	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C28-XA	1.40%	# I/O	01/15/2049	1,242,999
1,466,000	Morgan Stanley Capital Trust, Series 2014-CPT-G	3.56%	# ^	07/13/2029	1,470,079
2,330,000	Morgan Stanley Capital Trust, Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%)	4.23%	^	11/15/2034	2,332,906
8,494,000	Morgan Stanley Capital Trust, Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%)	5.18%	^	11/15/2034	8,504,592
2,647,000	Morgan Stanley Capital Trust, Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%)	6.38%	^	11/15/2034	2,651,958
2,680,000	Morgan Stanley Capital Trust, Series 2017-CLS-E (1 Month LIBOR USD + 1.95%, 1.95% Floor)	3.98%	^	11/15/2034	2,687,361
2,977,000	Morgan Stanley Capital Trust, Series 2017-CLS-F (1 Month LIBOR USD + 2.60%, 2.60% Floor)	4.63%	^	11/15/2034	2,990,274
2,935,000	Morgan Stanley Capital Trust, Series 2018-SUN-D (1 Month LIBOR USD + 1.65%, 1.65% Floor)	3.68%	^	07/15/2035	2,939,971
4,380,000	Morgan Stanley Capital Trust, Series 2018-SUN-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	4.58%	^	07/15/2035	4,392,307
2,935,000	Morgan Stanley Capital Trust, Series 2018-SUN-G (1 Month LIBOR USD + 3.05%, 3.05% Floor)	5.08%	^	07/15/2035	2,945,670
13,327,000	Morgan Stanley Capital Trust, Series 2019-PLND-E (1 Month LIBOR USD + 2.15%, 2.15% Floor)	4.18%	^	05/15/2036	13,360,318
821,000	Morgan Stanley Capital, Inc., Series 2014-CPT-E	3.56%	# ^	07/13/2029	829,613
1,386,000	Morgan Stanley Capital, Inc., Series 2014-CPT-F	3.56%	# ^	07/13/2029	1,394,829
5,411,759	Motel 6 Trust, Series 2017-MTL6-D (1 Month LIBOR USD + 2.15%, 2.15% Floor)	4.18%	^	08/15/2034	5,433,199
3,267,731	Motel 6 Trust, Series 2017-MTL6-F (1 Month LIBOR USD + 4.25%, 4.25% Floor)	6.28%	^	08/15/2034	3,303,682
1,192,550	MSCG Trust, Series 2016-SNR-C	5.21%	^	11/15/2034	1,218,435
11,755,000	MSCG Trust, Series 2018-SELF-F (1 Month LIBOR USD + 3.05%, 3.05% Floor)	5.08%	^	10/15/2037	11,799,654
9,940,000	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-C (1 Month LIBOR USD + 2.20%, 2.20% Floor)	4.40%	^	06/15/2035	9,861,114
11,120,000	NLY Commercial Mortgage Trust, Series 2019-FL2-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	3.93%	^	02/15/2036	11,200,620
7,608,000	One Market Plaza Trust, Series 2017-1MKT-E	4.14%	^	02/10/2032	7,692,320
5,328,792	PFP Ltd., Series 2017-4-C (1 Month LIBOR USD + 2.25%, 2.25% Floor)	4.28%	^	07/14/2035	5,339,674
6,946,000	PFP Ltd., Series 2019-5-B (1 Month LIBOR USD + 1.65%)	3.68%	^	04/14/2036	6,978,994
6,614,000	RAIT Trust, Series 2017-FL7-B (1 Month LIBOR USD + 1.60%, 1.60% Floor)	3.63%	^	06/15/2037	6,576,417
34,601,477	SLIDE, Series 2018-FUN-XCP	0.98%	# ^ I/O	12/15/2020	399,135
459,000	STWD Ltd., Series 2019-FL1-C (1 Month LIBOR USD + 1.95%, 0.00% Floor)	4.27%	^	07/15/2038	461,467
14,307,000	STWD Ltd., Series 2019-FL1-D (1 Month LIBOR USD + 2.35%, 0.00% Floor)	4.62%	^	07/15/2038	14,410,726
8,426,455	Tharaldson Hotel Portfolio Trust, Series 2018-THL-E (1 Month LIBOR USD + 3.18%, 3.10% Floor)	5.22%	^	11/11/2034	8,469,333
10,153,000	TRTX Issuer Ltd. 2018-FL2-D, Series 2018-FL2-D (1 Month LIBOR USD + 2.70%, 0.00% Floor)	4.72%	^	11/15/2037	10,279,913
2,034,000	UBS Commercial Mortgage Trust, Series 2017-C1-XB	1.05%	# I/O	06/15/2050	129,505
85,144,096	UBS Commercial Mortgage Trust, Series 2018-C13-XA	0.91%	# I/O	10/15/2051	4,694,624
6,009,000	UBS Commercial Mortgage Trust, Series 2018-C8-C	4.86%	#	02/15/2051	6,633,160
87,133,791	UBS Commercial Mortgage Trust, Series 2018-C8-XA	1.04%	# I/O	02/15/2051	5,218,251
500,000	UBS Commercial Mortgage Trust, Series 2018-NYCH-G (1 Month LIBOR USD + 4.84%, 4.84% Floor)	6.87%	^	02/15/2032	508,674
6,690,000	VMC Finance LLC, Series 2019-FL3-D (1 Month LIBOR USD + 2.65%, 2.65% Floor)	4.85%	^	09/15/2036	6,710,920
1,900,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16-D	3.94%	^	08/15/2050	1,564,679
540,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC18-B	3.96%		12/15/2047	570,260
11,974,211	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-XA	1.04%	# I/O	02/15/2048	467,876
54,237,279	Wells Fargo Commercial Mortgage Trust, Series 2015-C30-XA	1.05%	# I/O	09/15/2058	2,439,826
2,000,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-C	4.76%	#	11/15/2048	2,148,309
21,053,735	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-XA	1.18%	# I/O	11/15/2048	1,076,541
31,691,816	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2-XA	0.87%	# I/O	07/15/2058	895,097
1,340,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3-C	4.64%	#	09/15/2057	1,434,001
1,150,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4-E	3.75%	# ^	12/15/2048	1,026,618
1,443,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C32-C	4.88%	#	01/15/2059	1,537,277
14,761,009	Wells Fargo Commercial Mortgage Trust, Series 2016-C33-XA	1.92%	# I/O	03/15/2059	1,170,988
76,751,886	Wells Fargo Commercial Mortgage Trust, Series 2017-C38-XA	1.21%	# I/O	07/15/2050	4,868,080
15,796,028	Wells Fargo Commercial Mortgage Trust, Series 2017-RC1-XA	1.67%	# I/O	01/15/2060	1,274,382
4,452,197	Wells Fargo Commercial Mortgage Trust, Series 2018-BXI-E (1 Month LIBOR USD + 2.16%)	4.18%	^	12/15/2036	4,481,369
3,351,569	WF-RBS Commercial Mortgage Trust, Series 2014-C19-XA	1.20%	# I/O	03/15/2047	115,374
7,959,940	WF-RBS Commercial Mortgage Trust, Series 2014-C21-XA	1.20%	# I/O	08/15/2047	325,856
28,801,663	WF-RBS Commercial Mortgage Trust, Series 2016-NXS6-XA	1.78%	# I/O	11/15/2049	2,196,930

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $986,755,606)					977,263,540

Non-Agency Residential Collateralized Mortgage Obligations - 12.1%
6,105,526	Ajax Mortgage Loan Trust, Series 2017-A-A	3.47%	^§	04/25/2057	6,121,233
6,337,047	Ajax Mortgage Loan Trust, Series 2018-C-A	4.36%	# ^	09/25/2065	6,427,455
20,971,158	Ajax Mortgage Loan Trust, Series 2019-C-A	3.95%	# ^	10/25/2058	21,128,085
8,453,835	Alternative Loan Trust, Series 2005-49CB-A6	5.50%		11/25/2035	7,877,597
10,826,237	Alternative Loan Trust, Series 2005-62-1A1 (1 Month LIBOR USD + 0.30%, 0.30% Floor)	2.32%		12/25/2035	9,910,974
7,941,308	Alternative Loan Trust, Series 2006-36T2-1A3	5.75%		12/25/2036	5,355,709
10,161,702	Alternative Loan Trust, Series 2007-12T1-A5	6.00%		06/25/2037	7,566,761
6,624,316	Alternative Loan Trust, Series 2007-8CB-A1	5.50%		05/25/2037	5,505,312
8,601,548	Alternative Loan Trust, Series 2007-HY9-A2 (1 Month LIBOR USD + 0.27%, 0.27% Floor)	2.29%		08/25/2047	7,580,407
17,843,901	Arroyo Mortgage Trust, Series 2019-3-A3	3.42%	# ^	10/25/2048	18,018,802
1,750,000	Banc of America Funding Corporation, Series 2005-B-3M1 (1 Month LIBOR USD + 0.68%, 0.45% Floor, 11.00% Cap)	2.72%		04/20/2035	1,741,273
2,435,815	Banc of America Funding Corporation, Series 2006-7-T2A1	5.88%	#	10/25/2036	2,346,532
2,521,369	Banc of America Mortgage Securities Trust, Series 2005-I-2A5	4.17%	#	10/25/2035	2,543,491
6,870,890	Banc of America Mortgage Securities Trust, Series 2007-3-1A1	6.00%		09/25/2037	6,720,820
2,932,903	Bayview Koitere Fund Trust, Series 2019-RN3-A1	3.97%	^§	07/28/2033	2,943,734
5,260,650	Bayview Opportunity Master Fund Trust, Series 2019-RN1-A1	4.09%	^§	02/28/2034	5,306,645
20,569,698	Bayview Opportunity Master Fund Trust, Series 2019-SBR2-A1	3.43%	^§	06/28/2034	20,549,147
2,223,734	BCAP LLC Trust, Series 2012-RR1-3A4	5.50%	# ^	10/26/2035	2,183,227
27,100,000	Bellemeade Ltd., Series 2019-2A-M1A (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.02%	^	04/25/2029	27,110,027
4,248,396	BRAVO Residential Funding Trust, Series 2019-NQM1-A2	2.89%	# ^	07/25/2059	4,261,606
6,720,313	Bunker Hill Loan Depositary Trust, Series 2019-1-A1	3.61%	^§	10/26/2048	6,815,386

14,649,471	Bunker Hill Loan Depositary Trust, Series 2019-2-A3	3.19%	^§	07/25/2049	14,779,028
8,409,173	CIM Trust, Series 2016-3-A1 (1 Month LIBOR USD + 2.50%, 2.50% Floor)	4.60%	^	02/25/2056	8,694,977
335,683	CitiCorporationResidential Mortgage Securities, Inc., Series 2007-1-A4	5.26%	ß	03/25/2037	341,176
37,292,847	Citigroup Mortgage Loan Trust, Inc., Series 2018-A-A1	4.00%	# ^	01/25/2068	37,428,264
4,908,331	Citigroup Mortgage Loan Trust, Series 2019-B-A1	3.26%	# ^	04/25/2066	4,920,211
1,329,491	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A10	5.75%		05/25/2037	1,307,287
205,900	Colony American Finance Ltd., Series 2016-1-A	2.54%	^	06/15/2048	205,197
9,483,709	COLT Mortgage Loan Trust, Series 2018-1-A1	2.93%	# ^	02/25/2048	9,502,075
24,680	Countrywide Alternative Loan Trust, Series 2004-33-1A1	4.81%	#	12/25/2034	25,524
598,643	Countrywide Alternative Loan Trust, Series 2005-23CB-A15	5.50%		07/25/2035	601,393
2,077,769	Countrywide Alternative Loan Trust, Series 2005-28CB-1A6	5.50%		08/25/2035	2,076,065
2,135,128	Countrywide Alternative Loan Trust, Series 2006-J6-A5	6.00%		09/25/2036	1,753,951
472,588	Countrywide Alternative Loan Trust, Series 2007-15CB-A7	6.00%		07/25/2037	434,050
1,523,280	Countrywide Home Loans, Series 2005-10-A2	5.50%		05/25/2035	1,442,818
838,927	Countrywide Home Loans, Series 2007-14-A15	6.50%		09/25/2037	705,244
2,497	Credit Suisse First Boston Mortgage Securities Corporation, Series 2004-8-6A1	4.50%		12/25/2019	2,495
2,359,780	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-11-2A1	6.00%		12/25/2035	2,331,526
97,641	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-11-8A5	6.00%		12/25/2035	100,323
890,246	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-9-5A9	5.50%		10/25/2035	794,810
1,000,000	Credit Suisse Mortgage Capital Certificates, Series 2011-12R-3A5	4.12%	# ^	07/27/2036	1,000,322
538,194	Credit Suisse Mortgage Capital Certificates, Series 2011-5R-6A9	3.95%	# ^	11/27/2037	552,040
11,127,888	CSMC Trust, Series 2018-RPL7-A1	4.00%	^	08/26/2058	11,276,145
35,074,623	CSMC Trust, Series 2018-RPL8-A1	4.13%	# ^	07/25/2058	35,464,849
4,526,562	CSMC Trust, Series 2019-JR1-A1	4.10%	# ^	09/27/2066	4,547,673
19,358,668	CSMC Trust, Series 2019-RPL2-A1	3.92%	^	07/25/2058	19,678,963
1,482,868	Deephaven Residential Mortgage Trust, Series 2017-1A-A1	2.73%	# ^	12/26/2046	1,482,194
645,175	Deutsche Mortgage & Asset Receiving Corporation, Series 2014-RS1-1A2	6.50%	# ^	07/27/2037	634,172
785,813	Deutsche Securities, Inc., Series 2006-AB4-A1A	6.01%	#	10/25/2036	755,982
12,500,000	Eagle Ltd., Series 2019-1-M1A (1 Month LIBOR USD + 1.25%)	3.27%	^	04/25/2029	12,512,360
1,884,249	Ellington Financial Mortgage Trust, Series 2017-1-A1	2.69%	# ^	10/25/2047	1,880,057
1,933,200	Ellington Financial Mortgage Trust, Series 2017-1-A2	2.74%	# ^	10/25/2047	1,928,888
1,344,616	Ellington Financial Mortgage Trust, Series 2017-1-A3	2.84%	# ^	10/25/2047	1,342,237
6,236,323	GCAT LLC, Series 2018-1-A1	3.84%	^§	06/25/2048	6,260,458
15,047,058	GCAT LLC, Series 2019-1-A1	4.09%	^§	04/26/2049	15,513,020
9,697,151	GCAT LLC, Series 2019-2-A1	3.47%	^§	06/25/2024	9,741,698
7,439,739	GS Mortgage-Backed Securities Trust, Series 2019-SL1-A1	2.63%	# ^	01/25/2059	7,410,221
1,634,062	GSAA Home Equity Trust, Series 2005-11-2A1 (1 Month LIBOR USD + 0.28%, 0.28% Floor)	2.30%		10/25/2035	1,642,929
572,663	GSR Mortgage Loan Trust, Series 2006-2F-3A4	6.00%		02/25/2036	464,620
1,113,349	Impac Secured Assets Trust, Series 2006-5-1A1C (1 Month LIBOR USD + 0.27%, 0.27% Floor, 11.50% Cap)	2.29%		02/25/2037	1,016,796
1,607,406	IndyMac Mortgage Loan Trust, Series 2006-AR5-2A1	3.78%	#	05/25/2036	1,464,106
9,263,608	JP Morgan Alternative Loan Trust, Series 2007-S1-A2 (1 Month LIBOR USD + 0.34%, 0.34% Floor, 11.50% Cap)	2.36%		04/25/2047	8,866,259
14,411,568	Legacy Mortgage Asset Trust 2019-GS4, Series 2019-GS4-A1	3.44%	^§	05/25/2059	14,550,323
15,686,596	Legacy Mortgage Asset Trust, Series 2017-GS1-A1	3.50%	^§	01/25/2057	15,656,825
20,431,207	Legacy Mortgage Asset Trust, Series 2018-GS2-A1	4.00%	^§	04/25/2058	20,693,327
20,851,668	Legacy Mortgage Asset Trust, Series 2019-GS3-A1	3.75%	^§	04/25/2059	21,318,416
1,297,267	Legacy Mortgage Asset Trust, Series 2019-GS5-A1	3.20%	^§	05/25/2059	1,305,051
9,834,806	Legacy Mortgage Asset Trust, Series 2019-GS6-A1	3.00%	^§	06/25/2059	9,906,227
305,198	Lehman Mortgage Trust, Series 2006-1-1A3	5.50%		02/25/2036	255,807
143,935	MASTR Adjustable Rate Mortgages Trust, Series 2006-2-2A1	4.56%	#	04/25/2036	127,448
457,276	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A6	6.00%		03/25/2037	323,976
1,684,691	Merrill Lynch Mortgage Investors Trust, Series 2006-AF1-AF2C	6.25%		08/25/2036	1,160,726
25,774,163	Morgan Stanley Capital Trust, Series 2006-HE3-A2D (1 Month LIBOR USD + 0.25%, 0.25% Floor)	2.27%		04/25/2036	24,725,461
361,179	Morgan Stanley Mortgage Loan Trust, Series 2006-2-7A1	5.67%	#	02/25/2036	313,381
3,500,000	Nationstar HECM Loan Trust, Series 2018-1A-M2	3.47%	# ^	02/25/2028	3,488,303
9,500,000	Nationstar HECM Loan Trust, Series 2018-1A-M3	3.79%	# ^	02/25/2028	9,492,676
7,306,809	New Residential Mortgage Loan Trust, Series 2019-RPL1-A1	4.33%	^§	02/26/2024	7,374,846
939,240	Oak Hill Advisors Residential Loan Trust, Series 2017-NPL1-A1	3.00%	^§	06/25/2057	941,538
1,469,782	Oak Hill Advisors Residential Loan Trust, Series 2017-NPL2-A1	3.00%	^§	07/25/2057	1,472,371
36,088,615	Park Avenue Funding Trust, Series 2019-3-PT (1 Month LIBOR USD + 1.50%, 1.50% Floor)	3.55%	^	01/27/2021	36,090,196
6,386,792	Preston Ridge Partners Mortgage Trust, Series 2017-2A-A1	3.47%	^§	09/25/2022	6,412,818
574,088	Pretium Mortgage Credit Partners LLC, Series 2019-NPL2-A1	3.84%	^§	12/25/2058	577,205
20,000,000	Pretium Mortgage Credit Partners LLC, Series 2019-NPL3-A1	3.10%	^§	07/27/2059	20,063,464
6,889,307	PRPM LLC, Series 2018-1A-A1	3.75%	# ^	04/25/2023	6,912,886
20,200,972	PRPM LLC, Series 2018-2A-A1	4.00%	# ^	08/25/2023	20,354,710
6,645,065	PRPM LLC, Series 2019-2A-A1	3.97%	^§	04/25/2024	6,720,723
11,003,235	PRPM LLC, Series 2019-3A-A1	3.35%	^§	07/25/2024	11,050,707
22,427,892	Radnor Ltd., Series 2019-2-M1A (1 Month LIBOR USD + 1.20%, 1.20% Floor)	3.22%	^	06/25/2029	22,440,667
3,777,157	RCO Trust, Series 2016-SFR1-A	3.75%	# ^	11/25/2051	3,865,723
4,649,684	RCO Trust, Series 2017-INV1-A	3.20%	# ^	11/25/2052	4,633,632
2,630,507	RCO Trust, Series 2017-INV1-M1	3.90%	# ^	11/25/2052	2,666,849
1,033,213	Residential Accredit Loans, Inc., Series 2006-QS12-2A3	6.00%		09/25/2036	1,009,765
1,373,314	Residential Accredit Loans, Inc., Series 2007-QS9-A33	6.50%		07/25/2037	1,318,113
850,461	Residential Asset Securitization Trust, Series 2006-A2-A11	6.00%		01/25/2046	606,119
3,226,561	Shellpoint Co-Originator Trust, Series 2016-1-1A10	3.50%	# ^	11/25/2046	3,261,258
4,308,784	Soundview Home Loan Trust, Series 2007-OPT3-2A3 (1 Month LIBOR USD + 0.18%, 0.18% Floor)	2.20%		08/25/2037	4,177,918
12,530,543	Starwood Mortgage Residential Trust, Series 2018-IMC1-A3	3.98%	# ^	03/25/2048	12,782,375
4,315,210	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22-4A1	4.49%	#	12/25/2035	4,160,800
14,578,499	Towd Point Mortgage Trust, Series 2019-SJ1-A1	3.75%	# ^	11/25/2058	14,735,527
151,465	Velocity Commercial Capital Loan Trust, Series 2016-1-AFX	3.53%	# ^	04/25/2046	151,187
10,548,712	Velocity Commercial Capital Loan Trust, Series 2018-2-A	4.05%	# ^	10/26/2048	10,766,764
22,327,384	Velocity Commercial Capital Loan Trust, Series 2019-2-A	3.13%	# ^	07/25/2049	22,503,649
18,091,867	Vericrest Opportunity Loan Trust, Series 2019-NPL4-A1A	3.35%	^§	08/25/2049	18,169,502
4,918,703	Verus Securitization Trust, Series 2018-1-A1	2.93%	# ^	02/25/2048	4,930,831
1,532,563	Verus Securitization Trust, Series 2018-2-A2	3.78%	# ^	06/01/2058	1,544,382
1,779,055	Verus Securitization Trust, Series 2018-2-A3	3.83%	# ^	06/01/2058	1,792,755
11,155,389	VOLT LLC, Series 2017-NPL9-A1	3.13%	^§	09/25/2047	11,189,478
1,656,823	VOLT LLC, Series 2018-NPL1-A1	3.75%	^§	04/25/2048	1,663,610
6,315,011	VOLT LLC, Series 2018-NPL5-A1A	4.21%	^§	08/25/2048	6,347,202
19,536,197	VOLT LLC, Series 2018-NPL6-A1A	4.11%	^§	09/25/2048	19,641,671
13,153,938	VOLT LLC, Series 2018-NPL7-A1A	3.97%	^§	09/25/2048	13,250,153
15,700,646	VOLT LLC, Series 2018-NPL8-A1A	4.21%	^§	10/26/2048	15,794,385
4,952,199	VOLT LLC, Series 2018-NPL9-A1A	4.46%	^§	10/25/2048	4,989,367
11,500,000	VOLT LLC, Series 2019-NPL6-A1A	3.23%	^§	10/25/2049	11,598,486
2,724,710	Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-8-2CB3 (1 Month LIBOR USD + 0.41%, 0.41% Floor, 5.50% Cap)	2.43%		10/25/2035	2,543,328
138,965	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-5-1A5	6.00%		07/25/2036	129,167
5,751,303	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-AR10-2A1	3.87%	#	09/25/2036	5,601,343
1,259,531	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	1,256,001
3,393,603	Wells Fargo Mortgage Backed Securities Trust, Series 2007-11-A85	6.00%		08/25/2037	3,471,566
4,526,464	Wells Fargo Mortgage Backed Securities Trust, Series 2007-13-A7	6.00%		09/25/2037	4,540,802

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $885,875,268)					889,720,412

US Corporate Bonds - 5.2%
5,140,000	AbbVie, Inc.	3.38%		11/14/2021	5,270,065
5,115,000	American Express Company (3 Month LIBOR USD + 0.65%)	2.78%		02/27/2023	5,127,052
9,745,000	Amgen, Inc.	2.20%		05/11/2020	9,743,525
1,230,000	Amgen, Inc.	2.65%		05/11/2022	1,246,410
5,345,000	Analog Devices, Inc.	2.95%		01/12/2021	5,386,444
9,750,000	Anthem, Inc.	2.50%		11/21/2020	9,785,955
895,000	Anthem, Inc.	3.30%		01/15/2023	924,545
11,030,000	AT&T, Inc.	2.80%		02/17/2021	11,129,015
11,230,000	Bank of America Corporation (3 Month LIBOR USD + 0.79%)	2.92%		03/05/2024	11,254,613
5,685,000	BAT Capital Corporation	2.76%		08/15/2022	5,740,923
5,295,000	BB&T Corporation	2.20%		03/16/2023	5,292,256

5,415,000	Capital One Financial Corporation	2.40%		10/30/2020	5,431,276
10,815,000	Cardinal Health, Inc.	2.62%		06/15/2022	10,873,758
2,975,000	Caterpillar Financial Services Corporation	1.90%		09/06/2022	2,972,457
3,870,000	Celgene Corporation	2.88%		08/15/2020	3,891,910
5,265,000	Cigna Corporation	3.40%		09/17/2021	5,386,964
5,570,000	Cintas Corporation	2.90%		04/01/2022	5,693,865
5,810,000	Citigroup, Inc.	2.75%		04/25/2022	5,898,646
5,850,000	Citigroup, Inc. (3 Month LIBOR USD + 1.02%)	3.16%		06/01/2024	5,892,613
5,100,000	Comcast Corporation	3.45%		10/01/2021	5,253,530
3,205,000	Consolidated Edison, Inc.	2.00%		03/15/2020	3,203,698
2,130,000	Consolidated Edison, Inc.	2.00%		05/15/2021	2,128,272
5,485,000	Continental Resources, Inc.	4.50%		04/15/2023	5,702,126
10,305,000	CVS Health Corporation	3.70%		03/09/2023	10,732,476
4,400,000	Daimler Finance North America LLC	2.30%	^	02/12/2021	4,404,625
5,405,000	Delta Air Lines, Inc.	3.40%		04/19/2021	5,482,387
2,600,000	DTE Energy Company	2.53%		10/01/2024	2,611,073
3,580,000	DuPont de Nemours, Inc.	3.77%		11/15/2020	3,646,781
700,000	DuPont de Nemours, Inc.	4.21%		11/15/2023	751,047
5,175,000	eBay, Inc.	2.75%		01/30/2023	5,241,228
5,025,000	Energy Transfer Operating LP	4.25%		03/15/2023	5,254,247
4,535,000	EQT Corporation	2.50%		10/01/2020	4,528,524
5,560,000	Ford Motor Credit Company LLC (3 Month LIBOR USD + 1.24%)	3.39%		02/15/2023	5,394,537
5,420,000	General Electric Company	2.70%		10/09/2022	5,435,988
1,930,000	General Mills, Inc.	3.20%		04/16/2021	1,960,126
3,195,000	General Mills, Inc.	3.15%		12/15/2021	3,260,575
1,945,000	General Motors Financial Company	2.65%		04/13/2020	1,947,763
3,440,000	General Motors Financial Company	3.20%		07/06/2021	3,476,158
3,875,000	Goldman Sachs Group, Inc.	2.30%		12/13/2019	3,875,519
3,325,000	Goldman Sachs Group, Inc.	3.20%		06/05/2020	3,350,780
3,690,000	Goldman Sachs Group, Inc.	2.35%		11/15/2021	3,694,484
7,065,000	JPMorgan Chase & Company (3 Month LIBOR USD + 0.70%)	3.21%		04/01/2023	7,236,425
620,000	Kinder Morgan Energy Partners LP	6.85%		02/15/2020	630,453
3,000,000	Kinder Morgan Energy Partners LP	3.95%		09/01/2022	3,124,064
7,265,000	Kinder Morgan, Inc.	3.05%		12/01/2019	7,269,197
4,785,000	Marathon Petroleum Corporation	4.75%		12/15/2023	5,196,327
4,100,000	Marsh & McLennan Companies, Inc. (3 Month LIBOR USD + 1.20%)	3.30%		12/29/2021	4,108,295
5,020,000	Microchip Technology, Inc.	3.92%		06/01/2021	5,129,174
9,545,000	Mondelez International, Inc.	3.00%		05/07/2020	9,594,974
980,000	Mondelez International, Inc.	3.63%		05/07/2023	1,026,066
10,863,000	Morgan Stanley (3 Month LIBOR USD + 0.93%)	3.21%		07/22/2022	10,948,151
4,660,000	NextEra Energy Capital Holdings, Inc.	3.34%		09/01/2020	4,713,224
320,000	NextEra Energy Capital Holdings. Inc.	2.90%		04/01/2022	326,086
10,919,000	Northrop Grumman Corporation	2.08%		10/15/2020	10,924,444
2,860,000	Occidental Petroleum Corporation	2.70%		08/15/2022	2,886,217
4,345,000	PayPal Holdings, Inc.	2.20%		09/26/2022	4,358,118
5,375,000	Penske Truck Leasing Company	2.70%	^	11/01/2024	5,393,188
2,395,000	PNC Bank	2.45%		11/05/2020	2,406,088
2,500,000	PNC Funding Corporation	3.30%		03/08/2022	2,580,710
2,220,000	Prudential Financial, Inc.	4.50%		11/15/2020	2,280,201
865,000	Prudential Financial, Inc.	4.50%		11/16/2021	907,588
6,800,000	Prudential Financial, Inc.	3.50%		05/15/2024	7,242,286
4,625,000	PSEG Power LLC	3.85%		06/01/2023	4,893,867
2,430,000	Republic Services, Inc.	2.50%		08/15/2024	2,459,527
2,715,000	Reynolds American, Inc.	3.25%		06/12/2020	2,732,513
1,900,000	Reynolds American, Inc.	4.00%		06/12/2022	1,980,115
5,165,000	Schlumberger Holdings Corporation	3.75%	^	05/01/2024	5,443,504
5,140,000	Simon Property Group LP	2.00%		09/13/2024	5,091,012
5,000,000	Synchrony Financial	3.75%		08/15/2021	5,117,783
10,430,000	Thermo Fisher Scientific, Inc.	3.60%		08/15/2021	10,695,072
4,960,000	Union Pacific Corporation	3.20%		06/08/2021	5,047,285
5,045,000	Verizon Communications, Inc. (3 Month LIBOR USD + 1.10%)	3.26%		05/15/2025	5,127,071
5,805,000	Volkswagen Group of America Finance LLC	4.00%	^	11/12/2021	6,001,239
5,275,000	Waste Management, Inc.	2.95%		06/15/2024	5,457,936
600,000	Wells Fargo & Company	2.15%		01/30/2020	599,850
10,274,000	Wells Fargo & Company	2.60%		01/15/2021	10,349,624
5,265,000	Welltower, Inc.	3.63%		03/15/2024	5,531,866

Total US Corporate Bonds (Cost $378,757,812)					383,087,776

US Government and Agency Mortgage Backed Obligations - 8.0%
31,628,064	Federal Home Loan Mortgage Corporation Pass-Thru, Series K722-X1	1.44%	# I/O	03/25/2023	1,159,630
7,591,760	Federal Home Loan Mortgage Corporation Pool 2B1122 (12 Month LIBOR USD + 1.65%, 7.14% Cap)	2.14%		02/01/2043	7,765,239
1,708,688	Federal Home Loan Mortgage Corporation, Pool G08626	3.00%		02/01/2045	1,752,752
1,811,090	Federal Home Loan Mortgage Corporation, Pool G08631	3.00%		03/01/2045	1,857,619
14,348,543	Federal Home Loan Mortgage Corporation, Pool G18660	3.50%		09/01/2032	14,903,733
39,026,492	Federal Home Loan Mortgage Corporation, Pool SB0048	3.00%		08/01/2034	40,081,104

75,000,000	Federal Home Loan Mortgage Corporation, Pool SB8011	3.00%		10/01/2034	76,748,377
27,880,360	Federal Home Loan Mortgage Corporation, Pool SB8013	2.50%		09/01/2034	28,132,949
782,598	Federal Home Loan Mortgage Corporation, Pool U79016	2.50%		05/01/2028	789,950
13,104,782	Federal Home Loan Mortgage Corporation, Series 0-4771-NA	4.00%		11/15/2042	13,319,591
11,498,202	Federal Home Loan Mortgage Corporation, Series 0-4824-EA	4.50%		02/15/2045	11,783,630
540,383	Federal Home Loan Mortgage Corporation, Series 3417-SM (-1 x 1 Month LIBOR USD + 6.28%, 6.28% Cap)	4.25%	I/F I/O	02/15/2038	102,495
11,127,786	Federal Home Loan Mortgage Corporation, Series 356-F5 (1 Month LIBOR USD + 0.50%, 0.50% Floor, 6.50% Cap)	2.53%		09/15/2047	11,178,941
8,734,602	Federal Home Loan Mortgage Corporation, Series 4060-QA	1.50%		09/15/2026	8,644,663
8,322,553	Federal Home Loan Mortgage Corporation, Series 4125-FA (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.38%		11/15/2042	8,289,579
1,648,678	Federal Home Loan Mortgage Corporation, Series 4471-GA	3.00%		02/15/2044	1,698,720
14,415,694	Federal Home Loan Mortgage Corporation, Series 4718-FA (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.38%		09/15/2047	14,345,149
16,358,568	Federal Home Loan Mortgage Corporation, Series 4734-A	3.00%		07/15/2042	16,580,115
18,593,652	Federal Home Loan Mortgage Corporation, Series 4738-LA	3.00%		11/15/2043	19,028,446
5,674,278	Federal National Mortgage Association Pass-Thru, Pool AL2987 (12 Month LIBOR USD + 1.63%, 7.33% Cap)	3.10%		11/01/2042	5,833,627
768,105	Federal National Mortgage Association Pass-Thru, Pool AL3797	2.50%		06/01/2028	774,864
7,639,578	Federal National Mortgage Association Pass-Thru, Pool AP7870 (12 Month LIBOR USD + 1.70%, 7.49% Cap)	4.31%		07/01/2042	7,930,511
2,547,760	Federal National Mortgage Association Pass-Thru, Pool AS4645	3.00%		03/01/2045	2,610,982
474,116	Federal National Mortgage Association Pass-Thru, Pool MA1200	3.00%		10/01/2032	489,063
4,555,642	Federal National Mortgage Association Pass-Thru, Pool MA2270	3.00%		05/01/2045	4,599,473
3,342,718	Federal National Mortgage Association, Pool BM3520 (12 Month LIBOR USD + 1.56%, 1.56% Floor, 7.00% Cap)	2.03%		05/01/2045	3,387,943
17,296,321	Federal National Mortgage Association, Pool BM5112	3.00%		11/01/2033	17,820,478
8,937,382	Federal National Mortgage Association, Series 2011-63-FX (1 Month LIBOR USD + 0.35%, 0.35% Floor, 7.00% Cap)	2.37%		07/25/2041	8,934,088
939,037	Federal National Mortgage Association, Series 2012-134-FT (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.37%		12/25/2042	936,315
2,945,075	Federal National Mortgage Association, Series 2012-32-DA	2.00%		11/25/2026	2,935,326
21,107,383	Federal National Mortgage Association, Series 2012-56-FK (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap)	2.47%		06/25/2042	21,143,665
10,159,844	Federal National Mortgage Association, Series 2013-20-FE (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.37%		03/25/2043	10,129,821
4,916,930	Federal National Mortgage Association, Series 2013-40-KP	3.50%		04/25/2042	5,051,265
2,724,190	Federal National Mortgage Association, Series 2014-66-QE	2.00%		01/25/2040	2,717,114
4,554,986	Federal National Mortgage Association, Series 2015-59-A	3.00%		06/25/2041	4,597,152
2,632,247	Federal National Mortgage Association, Series 2015-9-HA	3.00%		01/25/2045	2,704,398
7,501,986	Federal National Mortgage Association, Series 2016-72-PA	3.00%		07/25/2046	7,682,577
3,669,798	Federal National Mortgage Association, Series 2017-116-FB (1 Month LIBOR USD + 0.25%, 0.25% Floor, 6.50% Cap)	2.29%		05/20/2044	3,657,820
7,747,478	Federal National Mortgage Association, Series 2017-13-ML	3.00%		08/25/2041	8,016,159
6,958,748	Federal National Mortgage Association, Series 2017-2-HA	3.00%		09/25/2041	7,022,983
6,443,296	Federal National Mortgage Association, Series 2017-4-CH	3.00%		06/25/2042	6,548,193
18,760,198	Federal National Mortgage Association, Series 2017-96-FA (1 Month LIBOR USD + 0.40%, 0.40% Floor, 6.50% Cap)	2.42%		12/25/2057	18,868,603
13,216,118	Federal National Mortgage Association, Series 2018-15-JF (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.32%		03/25/2048	13,196,118
9,344,822	Federal National Mortgage Association, Series 2018-16-FN (1 Month LIBOR USD + 0.25%, 0.25% Floor, 6.50% Cap)	2.27%		03/25/2048	9,335,423
10,726,712	Federal National Mortgage Association, Series 2018-31-FD (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.32%		05/25/2048	10,707,257
11,772,482	Federal National Mortgage Association, Series 2018-49-FB (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.32%		07/25/2048	11,712,751
16,924,642	Federal National Mortgage Association, Series 2018-55-FA (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.32%		08/25/2048	16,877,968
16,877,184	Federal National Mortgage Association, Series 2018-57-FA (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.32%		08/25/2048	16,825,598
7,436,203	Federal National Mortgage Association, Series 2018-63-FC (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.32%		09/25/2048	7,414,050
12,966,590	Federal National Mortgage Association, Series 2018-64-FA (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.37%		09/25/2048	12,863,578
19,842,632	Federal National Mortgage Association, Series 2018-70-HF (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.37%		10/25/2058	19,796,137
18,703,234	Federal National Mortgage Association, Series 2018-77-FA (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.32%		10/25/2048	18,552,123
8,106,807	Federal National Mortgage Association, Series 2018-80-FG (1 Month LIBOR USD + 0.35%, 0.35% Floor, 6.50% Cap)	2.37%		10/25/2048	8,101,147
10,059,015	Government National Mortgage Association, Series 2019-42-FK (1 Month LIBOR USD + 0.45%, 0.45% Floor, 6.50% Cap)	2.49%		04/20/2049	10,067,716

Total US Government and Agency Mortgage Backed Obligations (Cost $585,414,561)					588,004,968

US Government and Agency Obligations - 10.3%
156,000,000	United States Treasury Notes	2.25%		03/31/2020	156,289,453
222,300,000	United States Treasury Notes	1.63%		04/30/2023	222,669,054
331,900,000	United States Treasury Notes	2.25%		12/31/2023	341,189,310
39,100,000	United States Treasury Notes	1.75%		06/30/2024	39,441,361

Total US Government and Agency Obligations (Cost $748,753,746)					759,589,178

Affiliated Mutual Funds - 4.1%
29,875,562	DoubleLine Ultra Short Bond Fund (Class I)				300,249,400

Total Affiliated Mutual Funds (Cost $299,900,100)					300,249,400

Warrants - 0.0%
29,232	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00* Þ				-

Total Warrants (Cost $–)					-

Short Term Investments - 13.6%
154,122,173	First American Government Obligations Fund - Class U	1.88%	◆		154,122,173
154,122,173	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.83%	◆		154,122,173
154,122,173	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.83%	◆		154,122,173
65,900,000	United States Treasury Bills	0.00%		10/10/2019	65,870,771
131,900,000	United States Treasury Bills	0.00%		11/07/2019	131,667,733
79,300,000	United States Treasury Bills	0.00%		12/05/2019	79,045,675
172,300,000	United States Treasury Bills	0.00%		01/30/2020	171,271,581
92,800,000	United States Treasury Bills	0.00%		02/06/2020	92,210,479

Total Short Term Investments (Cost $1,002,161,020)					1,002,432,758

Total Investments - 98.1% (Cost $7,215,579,181)					7,234,544,914
Other Assets in Excess of Liabilities - 1.9%					143,395,440

NET ASSETS - 100.0%					$ 7,377,940,354

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

Þ	Value determined using significant unobservable inputs.

#	Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2019.

±	Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of September 30, 2019.

§	The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2019.

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

†	Perpetual Maturity

I/O	Interest only security

P/O	Principal only security

ß	The interest rate may step up conditioned upon the aggregate remaining principal balance of the underlying mortgage loans being reduced below a targeted percentage of the aggregate original principal balance of the mortgage loans. The interest rate shown is the rate in effect as of September 30, 2019.

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

&	Unfunded or partially unfunded loan commitment. At September 30, 2019, the value of these securities amounted to $688,669 or 0.0% of net assets.

PIK	A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

◆	Seven-day yield as of September 30, 2019

~	Represents less than 0.05% of net assets

BRL	Brazilian Real

*	Non-income producing security

SECURITY TYPE BREAKDOWN as a % of Net Assets:

Short Term Investments	13.6%

Non-Agency Commercial Mortgage Backed Obligations	13.2%

Non-Agency Residential Collateralized Mortgage Obligations	12.1%

Collateralized Loan Obligations	11.9%

US Government and Agency Obligations	10.3%

Foreign Corporate Bonds	8.3%

US Government and Agency Mortgage Backed Obligations	8.0%

Asset Backed Obligations	6.6%

US Corporate Bonds	5.2%

Bank Loans	4.1%

Affiliated Mutual Funds	4.1%

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.7%

Warrants	0.0%	~

Other Assets and Liabilities	1.9%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:

Short Term Investments	13.6%

Non-Agency Commercial Mortgage Backed Obligations	13.2%

Non-Agency Residential Collateralized Mortgage Obligations	12.1%

Collateralized Loan Obligations	11.9%

US Government and Agency Obligations	10.3%

US Government and Agency Mortgage Backed Obligations	8.0%

Asset Backed Obligations	6.6%

Banking	4.9%

Affiliated Mutual Funds	4.1%

Energy	2.2%

Healthcare	1.3%

Telecommunications	1.0%

Pharmaceuticals	0.7%

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.7%

Utilities	0.7%

Transportation	0.6%

Electronics/Electric	0.6%

Media	0.5%

Finance	0.4%

Chemicals/Plastics	0.4%

Automotive	0.4%

Business Equipment and Services	0.3%

Insurance	0.3%

Aerospace & Defense	0.3%

Food Products	0.3%

Consumer Products	0.3%

Mining	0.2%

Technology	0.2%

Building and Development (including Steel/Metals)	0.2%

Hotels/Motels/Inns and Casinos	0.2%

Industrial Equipment	0.2%

Leisure	0.2%

Beverage and Tobacco	0.1%

Real Estate	0.1%

Food Service	0.1%

Conglomerates	0.1%

Pulp & Paper	0.1%

Retailers (other than Food/Drug)	0.1%

Containers and Glass Products	0.1%

Environmental Control	0.1%

Financial Intermediaries	0.1%

Diversified Manufacturing	0.1%

Commercial Services	0.1%

Chemical Products	0.1%

Food/Drug Retailers	0.0%	~

Construction	0.0%	~

Cosmetics/Toiletries	0.0%	~

Other Assets and Liabilities	1.9%

	100.0%

EXCESS RETURN SWAPS
Reference Entity	Counterparty	Long/Short	Financing Rate	Payment Frequency	Termination Date	Notional Amount	Unrealized Appreciation (Depreciation) / Value
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	09/15/2020	100,000,000	$(2,746,295)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	09/02/2020	100,000,000	(2,351,347)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	09/01/2020	100,000,000	(1,871,169)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	10/03/2019	100,800,000	(1,445,911)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	11/04/2020	100,000,000	(1,324,833)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	10/01/2019	125,100,000	(895,555)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	09/16/2020	100,000,000	(830,623)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	11/11/2020	100,000,000	(432,249)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/17/2020	100,000,000	(384,091)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	10/10/2019	84,900,000	(193,206)
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	11/12/2020	100,000,000	7,325
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	09/29/2020	50,000,000	32,541
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	09/22/2020	100,000,000	62,451
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	05/19/2020	100,000,000	124,218
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	05/27/2020	100,000,000	169,913
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/08/2019	100,000,000	582,202
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	07/16/2020	50,000,000	612,227
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	11/05/2020	90,000,000	619,802
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/10/2020	100,000,000	688,669
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	08/06/2020	100,000,000	992,863
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/03/2020	100,000,000	1,100,079
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	08/04/2020	100,000,000	1,121,233
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	06/10/2020	100,000,000	1,169,624
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/20/2020	100,000,000	1,319,391
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	08/05/2020	100,000,000	1,338,748
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	07/21/2020	100,000,000	1,376,214
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	05/05/2020	75,000,000	1,390,790
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	08/13/2020	100,000,000	1,570,422
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	09/08/2020	100,000,000	1,668,044
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/13/2020	100,000,000	1,697,749
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	05/28/2020	100,000,000	1,717,982
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	07/09/2020	100,000,000	1,718,592
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	05/07/2020	100,000,000	1,844,962
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	05/13/2020	100,000,000	1,859,684
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	07/07/2020	100,000,000	2,080,401
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	07/22/2020	100,000,000	2,263,962
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	05/12/2020	100,000,000	2,371,235
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	10/07/2020	100,000,000	2,419,375
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	06/11/2020	100,000,000	2,556,260
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	10/14/2020	100,000,000	2,908,199
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	07/08/2020	100,000,000	3,185,217
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	08/20/2020	100,000,000	3,234,329
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	10/06/2020	100,000,000	3,236,849
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	09/09/2020	100,000,000	3,314,346
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	08/26/2020	100,000,000	3,314,346
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	06/23/2020	100,000,000	3,331,441
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	06/24/2020	100,000,000	3,433,627
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	03/10/2020	50,000,000	3,688,817
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	10/27/2020	100,000,000	3,870,875
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	04/21/2020	100,000,000	4,009,021
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	06/25/2020	100,000,000	4,122,858
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	04/28/2020	100,000,000	4,365,028
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	06/09/2020	100,000,000	4,518,196
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	10/29/2019	100,000,000	4,613,038
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	05/06/2020	100,000,000	4,613,454
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/05/2019	100,000,000	4,653,383
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	11/06/2019	50,000,000	4,850,780
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	04/22/2020	100,000,000	5,275,647
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	04/14/2020	100,000,000	6,006,178
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	04/07/2020	100,000,000	6,234,548
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	04/08/2020	100,000,000	6,315,316
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	03/24/2020	100,000,000	6,374,311
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	11/12/2019	100,000,000	6,515,293
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	10/22/2019	100,000,000	6,568,689
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	03/04/2020	100,000,000	7,371,360
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	03/03/2020	100,000,000	7,658,284
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	02/27/2020	100,000,000	7,731,679
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	10/15/2019	100,000,000	8,529,742
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	11/19/2019	100,000,000	11,188,359
Shiller Barclays CAPE® US Sector ER II USD Index ¤	BNP Paribas	Long	0.39%	Termination	02/26/2020	100,000,000	11,657,879
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	01/21/2020	75,000,000	11,755,354
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Barclays Capital, Inc.	Long	0.40%	Termination	02/13/2020	100,000,000	13,495,243
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Bank of America Merrill Lynch	Long	0.38%	Termination	02/25/2020	100,000,000	13,549,307
Shiller Barclays CAPE® US Sector ER II USD Index ¤	Canadian Imperial Bank of Commerce	Long	0.40%	Termination	01/28/2020	100,000,000	14,238,179
							$243,730,851

¤

Shiller Barclays CAPE® US Sector ER II USD Index aims to provide notional long exposure to the top four United States equity sectors that are relatively undervalued, as defined by a modified version of the classic CAPE® Ratio (the “Relative CAPE® Indicator”) and that possess relatively strong price momentum over the prior twelve months. Each U.S. equity sector is represented by an index of equity securities of companies in the relevant sector. Information on the sector constituents as of September 30, 2019, is available on the Barclays Capital, Inc. website at https://indices.barclays/IM/12/en/indices/details.app;ticker=BXIICS2E.

A summary of the DoubleLine Shiller Enhanced CAPE®’s investments in affiliated mutual funds for the period ended September 30, 2019 is as follows:

						Change in Unrealized for the	Dividend Income Earned in the	Net Realized Gain (Loss) in the
	Value at			Shares Held at	Value at	Period Ended	Period Ended	Period Ended
Fund	March 31, 2019	Gross Purchases	Gross Sales	September 30, 2019	September 30, 2019	September 30, 2019	September 30, 2019	September 30, 2019
DoubleLine Ultra Short Bond Fund (Class I)	$199,950,099	$100,000,000	$-	29,875,562	$300,249,400	$299,301	$2,906,912	$-
	$199,950,099	$100,000,000	$-	29,875,562	$300,249,400	$299,301	$2,906,912	$-

DoubleLine Flexible Income Fund

Schedule of Investments

September 30, 2019 (Unaudited)

Principal Amount $/Shares	Security Description	Rate		Maturity	Value $
Asset Backed Obligations - 4.4%
3,007,219	Castlelake Aircraft Securitization Trust, Series 2018-1-B	5.30%	^	06/15/2043	3,093,845
2,820,515	Castlelake Aircraft Securitization Trust, Series 2019-1A-C	6.90%	^	04/15/2039	2,845,809
22,443	Citi Held For Asset Issuance, Series 2015-PM1-C	5.01%	^	12/15/2021	22,458
1,275,867	ECAF Ltd., Series 2015-1A-A2	4.95%	^	06/15/2040	1,279,056
6,250,000	ExteNet Issuer LLC, Series 2019-1A-C	5.22%	^	07/26/2049	6,302,871
4,505,111	Harley Marine Financing LLC, Series 2018-1A-A2	5.68%	^	05/15/2043	4,005,954
4,937,955	Helios Issuer LLC, Series 2017-1A-A	4.94%	^	09/20/2049	5,177,137
1,976,190	Horizon Aircraft Finance Ltd., Series 2019-1-C	6.90%	^	07/15/2039	2,030,789
1,960,000	Jimmy Johns Funding LLC, Series 2017-1A-A2II	4.85%	^	07/30/2047	2,074,276
1,200,372	JOL Air Ltd., Series 2019-1-B	4.95%	^	04/15/2044	1,203,252
174,654	Marlette Funding Trust, Series 2018-1A-A	2.61%	^	03/15/2028	174,685
5,365,000	Mosaic Solar Loan Trust, Series 2018-1A-C	0.00%	^ P/O	06/22/2043	4,485,922
59,883	SoFi Consumer Loan Program Trust, Series 2016-2-A	3.09%	^	10/27/2025	60,113
418,692	SoFi Consumer Loan Program Trust, Series 2017-1-A	3.28%	^	01/26/2026	421,698
500,000	SoFi Consumer Loan Program Trust, Series 2017-1-B	4.73%	# ^	01/26/2026	517,425
452,473	SoFi Consumer Loan Program Trust, Series 2017-2-A	3.28%	^	02/25/2026	456,073
896,980	SoFi Consumer Loan Program Trust, Series 2017-5-A2	2.78%	^	09/25/2026	899,569
105,240	SoFi Consumer Loan Program Trust, Series 2018-1-A1	2.55%	^	02/25/2027	105,259
147,119	SoFi Consumer Loan Program Trust, Series 2018-2-A1	2.93%	^	04/26/2027	147,258
408,849	Springleaf Funding Trust, Series 2016-AA-A	2.90%	^	11/15/2029	408,947
2,000,000	Springleaf Funding Trust, Series 2017-AA-A	2.68%	^	07/15/2030	2,005,366
2,053,228	Sunnova Helios Issuer LLC, Series 2019-AA-B	4.49%	^	06/20/2046	2,078,554
2,932,500	Taco Bell Funding LLC, Series 2016-1A-A2II	4.38%	^	05/25/2046	2,981,243
4,940,463	Vivint Colar Financing LLC, Series 2018-1A-A	4.73%	^	04/30/2048	5,268,277
8,750,000	Wave LLC	6.41%	^	09/15/2044	8,749,820
1,430,442	Willis Engine Structured Trust, Series 2018-A-A	4.75%	^§	09/15/2043	1,495,806
4,950,000	Zephyrus Capital Aviation Partners Ltd., Series 2018-1-A	4.61%	^	10/15/2038	4,988,229

Total Asset Backed Obligations (Cost $62,553,324)					63,279,691

Bank Loans - 4.9%
59,550	8th Avenue Food & Provisions, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		10/01/2025	59,842
218,319	Acadia Healthcare Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		02/16/2023	218,916
281,563	Access CIG LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.78%		02/27/2025	278,573
218,900	Achilles Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.06%		10/13/2025	219,310
428,238	Acrisure LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.35%		11/22/2023	427,034
125,000	Advanced Drainage Systems, Inc., Senior Secured First Lien Term Loan	4.34%	±	09/24/2026	125,729
233,825	Agiliti Health, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.06%		01/05/2026	233,825
292,770	Air Medical Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.31%		04/28/2022	274,778
491,403	Air Methods Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.60%		04/22/2024	401,477
82,707	Albertson’s LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		11/17/2025	83,307
198,438	Albertson’s LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		08/17/2026	199,909
450,000	Aldevron LLC, Senior Secured First Lien Term Loan	6.34%	±	09/20/2026	452,250
203,873	Alera Group Intermediate Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.54%		08/01/2025	205,657
422,537	Aleris International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	6.79%		02/27/2023	423,752
160,610	AlixPartners LLP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.79%		04/04/2024	160,978
259,350	Alliant Holdings Intermediate LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		05/09/2025	257,891
31,532	Allied Universal Holdco LLC, Senior Secured First Lien Term Loan	6.57%	±	07/12/2026	31,615
318,468	Allied Universal Holdco LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 4.25%)	6.51%		07/10/2026	319,314
121,084	Almonde, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	5.70%		06/13/2024	118,063
487,484	Alterra Mountain Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		07/31/2024	489,770
160,000	American Airlines, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.03%		12/15/2023	160,114
304,779	American Renal Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	7.04%		06/21/2024	297,446
308,709	American Tire Distributors, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 7.50%, 1.00% Floor)	9.62%		09/02/2024	272,898
420,677	Applied Systems, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.10%		09/19/2024	420,559
405,000	Aramark Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 1.75%)	3.79%		03/11/2025	406,098
144,185	Arctic Glacier U.S.A., Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.54%		03/20/2024	140,760
466,316	Ascend Learning LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		07/12/2024	465,222
464,470	AssuredPartners, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.54%		10/22/2024	463,237
21,064	Asurion LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.04%		11/04/2024	21,162
102,881	Asurion LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.50%)	8.54%		08/04/2025	104,668
391,522	Asurion, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.04%		11/03/2023	393,480
347,067	Athenahealth, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	6.68%		02/11/2026	346,742
421,809	Auris Luxembourg III Sarl, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		02/27/2026	420,095
370,797	Avantor, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		11/21/2024	374,158
	Avaya, Inc., Senior Secured First Lien Term Loan
156,723	(1 Month LIBOR USD + 4.25%)	6.28%		12/16/2024	149,328
92,044	(1 Month LIBOR USD + 4.25%)	6.43%		12/16/2024	87,701
165,000	Azalea TopCo, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.54%		07/27/2026	164,794
113,838	Bass Pro Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%, 0.75% Floor)	7.04%		09/25/2024	109,854
345,625	Bausch Health Companies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		11/27/2025	346,728
120,583	Bausch Health Companies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.04%		06/02/2025	121,211
53,400	Berry Global, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.30%		10/01/2022	53,716
508,725	Berry Global, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.55%		07/01/2026	511,770
422,249	BJ’s Wholesale Club, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		02/02/2024	424,096
418,811	Blackhawk Network Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.04%		06/16/2025	418,112
433,913	Blackstone CQP Holdco LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.66%		09/30/2024	436,314
181,094	Boxer Parent Company, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	6.29%		10/02/2025	174,590
368,086	Brazos Delaware LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.05%		05/21/2025	340,709
	Bright Bidco B.V., Senior Secured First Lien Term Loan
170,264	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.60%		06/28/2024	81,804

83,862	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.54%		06/28/2024	40,292
291,713	Brookfield WEC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 0.75% Floor)	5.54%		08/01/2025	293,008
674,944	Burger King Restaurant Brands, Guaranteed Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 2.25%, 1.00% Floor)	4.29%		02/16/2024	677,982
50,000	Calpine Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		08/12/2026	50,174
428,925	Calpine Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	4.86%		04/06/2026	430,561
424,610	Canyon Valor Companies, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	4.85%		06/16/2023	424,610
429,686	Capri Acquisitions BidCo Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	5.26%		11/01/2024	425,254
432,825	Catalent Pharma Solutions, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.29%		05/18/2026	434,719
296,503	CBS Radio Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.80%		11/18/2024	297,244
434,149	Cengage Learning, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.29%		06/07/2023	412,322
243,415	CEOC LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.04%		10/04/2024	243,567
411,325	Change Healthcare Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	4.54%		03/01/2024	409,963
84,788	Charter NEX US, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.54%		05/16/2024	84,982
419,087	CHG Healthcare Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		06/07/2023	419,480
349,520	CHG PPC Parent LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		03/31/2025	350,393
179,050	Cincinnati Bell, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.29%		10/02/2024	178,875
210,000	Clear Channel Outdoor Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.54%		08/21/2026	210,881
224,695	ClubCorporationHoldings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	4.85%		09/18/2024	201,009
177,524	CommScope, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		04/06/2026	177,207
293,323	Compass Power Generation LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.54%		12/20/2024	294,240
598,494	Concentra, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.50%)	4.54%		06/01/2022	602,982
169,735	Covia Holdings Corporation, Senior Secured First Lien Term Loan (1 Week LIBOR USD + 3.75%, 1.00% Floor)	6.04%		06/02/2025	139,318
379,037	CPI Holdco LLC, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	5.54%		03/21/2024	379,274
94,288	CPM Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		11/17/2025	93,227
254,420	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.28%		07/17/2025	254,670
134,325	CSC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.28%		01/15/2026	134,459
309,225	CSC Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%)	5.18%		04/15/2027	309,933
369,998	CSM Bakery Solutions LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.29%		07/03/2020	345,948
363,732	Cvent, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.79%		11/29/2024	359,754
298,276	Cyxtera DC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		05/01/2024	270,472
165,000	DaVita, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.29%		08/12/2026	166,125
182,004	Deerfield Holdings Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.29%		02/13/2025	179,319
679,433	Dell International LLC, Senior Secured First Lien Term Loan	4.05%	±	09/19/2025	683,438
293,428	Delta 2 SARL, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	4.54%		02/01/2024	290,420
281,027	DentalCorporationPerfect Smile ULC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.79%		06/06/2025	276,870
80,000	Diamond Sports Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.30%		08/24/2026	80,575
156,370	Digicel International Finance Ltd., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.25%)	5.34%		05/27/2024	136,075
270,000	DigiCert Holdings, Inc., Senior Secured First Lien Term Loan	6.26%	±	08/08/2026	269,494
100,804	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.10%		04/06/2026	101,402
54,196	Dynasty Acquisition Company, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.10%		04/06/2026	54,517
61,171	Dynatrace LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	4.79%		08/22/2025	61,502
323,375	E.W. Scripps Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		05/01/2026	324,103
423,741	EAB Global, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.75%, 1.00% Floor)	6.38%		11/15/2024	419,326
348,053	Edgewater Generation LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		12/12/2025	344,574
281,135	EG America LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.10%		02/06/2025	278,429
217,820	Envision Healthcare Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		10/10/2025	178,408
434,070	Equinox Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		03/08/2024	434,884
184,135	ESH Hospitality, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.04%		09/18/2026	185,214
416,727	Excelitas Technologies Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.60%		12/02/2024	417,511
73,711	Exgen Renewables IV LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.13%		11/29/2024	72,306
180,000	Explorer Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	5.85%		05/02/2023	179,915
380,336	Filtration Group Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.04%		03/31/2025	381,829
356,899	Financial & Risk US Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		10/01/2025	359,204
185,000	Flex Acquisition Company, Inc., Senior Secured First Lien Term Loan	5.35%	±	06/29/2025	178,641
150,799	Flexential Intermediate Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.60%		08/01/2024	130,724
419,417	Flexera Software LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.55%		02/26/2025	420,816
531,271	Foresight Energy LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.75%, 1.00% Floor)	7.87%		03/28/2022	292,643
392,038	Forest City Enterprises, LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.04%		12/08/2025	395,407
227,344	Forterra Finance, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		10/25/2023	215,693
214,528	Frontdoor, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.56%		08/18/2025	216,004
178,291	Frontera Generation Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.29%		05/02/2025	168,931
1,016,146	Garda World Security Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%, 1.00% Floor)	7.50%		05/24/2024	1,018,366
178,261	Gates Global LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.79%		04/01/2024	175,851
175,000	Gavilan Resources LLC, Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	8.04%		03/01/2024	79,042
440,500	Genesys Telecommunications Laboratories, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		12/01/2023	438,663
555,744	Gentiva Health Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.81%		07/02/2025	559,565
218,649	Getty Images, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.56%		02/19/2026	218,284
386,311	Go Daddy Operating Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.04%		02/15/2024	387,424
384,387	GOBP Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.76%		10/22/2025	386,911
498,331	GoodRX, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.81%		10/10/2025	498,954
354,863	GrafTech Finance, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 1.00% Floor)	5.54%		02/12/2025	346,138
105,000	Granite Holdings Acquisition Company, Senior Secured First Lien Term Loan	7.32%	±	09/25/2026	102,506
703,051	Gray Television, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.51%		01/02/2026	706,517
403,730	GTT Communications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		06/02/2025	326,705
	Gulf Finance LLC, Senior Secured First Lien Term Loan
129,881	(3 Month LIBOR USD + 5.25%, 1.00% Floor)	7.36%		08/25/2023	99,522
221,148	(3 Month LIBOR USD + 5.25%, 1.00% Floor)	7.29%		08/25/2023	169,456
177,994	Harbor Freight Tools USA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.75% Floor)	4.54%		08/18/2023	173,226
110,681	Hayward Industries, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.54%		08/05/2024	107,222
415,000	HC Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%	6.54%		08/06/2026	415,000
174,563	Hexion, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.60%		07/01/2026	174,563
696,560	Hilton Worldwide Finance LLC, Senior Secured First Lien Term Loan	3.77%	±	06/22/2026	701,481
423,162	Hyland Software, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%, 0.75% Floor)	5.29%		07/01/2024	423,638
106,771	Hyland Software, Inc., Senior Secured Second Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.75% Floor)	9.04%		07/07/2025	107,472
98,500	IAA, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.31%		06/29/2026	99,116
169,516	IHeartCommunications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.03%		05/01/2026	170,817
401,114	Informatica LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		08/05/2022	403,204

175,000	Inmarsat PLC, Senior Secured First Lien Term Loan	6.59%	±	09/23/2026	172,553
177,473	Intelsat Jackson Holdings S.A., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.80%		11/27/2023	178,222
142,973	ION Trading Technologies SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.10%		11/21/2024	136,468
702,061	IQVIA, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.00%)	4.10%		01/17/2025	706,448
470,611	IRB Holding Corporation, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.55%		02/05/2025	469,173
175,350	IRI Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.50%)	6.62%		12/01/2025	169,158
568,007	Jaguar Holding Company, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 1.00% Floor)	4.54%		08/18/2022	569,104
542,275	JBS USA Lux S.A., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		05/01/2026	545,439
	Jo-Ann Stores LLC, Senior Secured First Lien Term Loan
314,646	(3 Month LIBOR USD + 5.00%, 1.00% Floor)	7.26%		10/20/2023	218,023
13,110	(3 Month LIBOR USD + 5.00%, 1.00% Floor)	7.05%		10/20/2023	9,084
364,200	KAR Auction Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.31%		09/19/2026	366,364
276,310	KBR, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		04/25/2025	277,434
320,000	Kestrel Bidco, Inc., Senior Secured First Lien Term Loan	5.27%	±	10/08/2026	322,776
177,345	Kindred Healthcare, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.06%		07/02/2025	178,010
196,257	Klockner-Pentaplast of America, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%, 1.00% Floor)	6.29%		06/30/2022	174,424
372,608	Kronos Acquisition Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%, 1.00% Floor)	6.26%		05/15/2023	354,443
395,634	Kronos, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.00%, 1.00% Floor)	5.25%		11/01/2023	396,803
350,311	Learfield Communications LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.30%		12/01/2023	351,975
160,000	Level 3 Financing, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.29%		02/22/2024	160,500
393,306	Life Time Fitness, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	4.87%		06/10/2022	393,910
213,235	Lions Gate Capital Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.29%		03/24/2025	213,102
348,678	Lower Cadence Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.05%		05/22/2026	340,725
362,036	Lucid Energy Group II Borrower LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		02/18/2025	343,707
32,281	Mavis Tire Express Services Corporation, Senior Secured First Lien Delayed-Draw Term Loan (1 Month LIBOR USD + 3.25%)	5.29%	&	03/20/2025	31,676
253,784	Mavis Tire Express Services Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		03/20/2025	249,025
211,256	McDermott International, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%, 1.00% Floor)	7.10%		05/12/2025	134,465
33,968	MED ParentCo LP, Senior Secured First Lien Term Loan	6.28%	± &	08/29/2026	33,773
136,032	MED ParentCo LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.25%)	6.29%		08/31/2026	135,250
178,548	Messer Industries LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%)	4.60%		03/02/2026	178,438
367,415	MGM Growth Properties Operating Partnership LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.04%		03/21/2025	368,767
330,284	Milacron LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		09/28/2023	330,696
554,806	Millennium Trust Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.04%		03/27/2026	540,242
16,905	Mister Car Wash Holdings, Inc., Senior Secured First Lien Term Loan	5.67%	± &	05/14/2026	16,909
337,250	Mister Car Wash Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.66%		05/14/2026	337,341
186,774	Mitchell International, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		11/29/2024	179,435
180,976	MLN US HoldCo LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.53%		11/28/2025	168,760
419,130	MPH Acquisition Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	4.85%		06/07/2023	400,443
180,000	Nascar Holdings, Inc., Senior Secured First Lien Term Loan	4.88%	±	07/26/2026	181,420
64,000	NCR Corporation, Senior Secured First Lien Term Loan	4.53%	± &	08/28/2026	64,200
56,000	NCR Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		08/28/2026	56,175
89,325	NEP Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		10/20/2025	87,911
420,000	Nexstar Broadcasting, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.81%		09/18/2026	422,394
212,246	Numericable U.S. LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.03%		08/14/2026	212,114
120,000	ON Semiconductor Corporation, Senior Secured First Lien Term Loan	4.05%	±	09/19/2026	120,676
99,250	Outcomes Group Holdings, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.62%		10/24/2025	98,257
94,730	Panther BF Aggregator 2 LP, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.54%		04/30/2026	94,108
186,482	Parexel International Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		09/27/2024	177,525
124,688	PCI Gaming Authority, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.04%		05/29/2026	125,613
94,524	Penn National Gaming, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%, 0.75% Floor)	4.29%		10/15/2025	95,125
383,714	PetSmart, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	6.04%		03/11/2022	375,061
180,828	Pike Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.30%		07/24/2026	181,720
181,627	Pisces Midco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		04/12/2025	178,222
173,082	Plantronics, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		07/02/2025	172,974
185,114	Playa Resorts Holding B.V., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%, 1.00% Floor)	4.79%		04/29/2024	180,486
395,436	PODS LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%, 1.00% Floor)	5.05%		12/06/2024	395,272
212,484	PowerTeam Services LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.35%		03/06/2025	182,736
194,025	Prairie ECI Acquiror LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.75%)	6.85%		03/11/2026	189,781
180,000	Pregis Topco LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.25%		07/31/2026	179,775
270,000	Prime Security Services Borrower LLC, Senior Secured First Lien Term Loan	5.34%	±	09/23/2026	267,427
217,610	Pro Mach Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	4.81%		03/07/2025	212,375
358,011	Project Alpha Intermediate Holding, Inc., Senior Secured First Lien Term Loan (6 Month LIBOR USD + 3.50%, 1.00% Floor)	5.81%		04/26/2024	353,984
273,597	Radiate Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 0.75% Floor)	5.04%		02/01/2024	272,959
	Radiology Partners, Inc., Senior Secured First Lien Term Loan
200,806	(3 Month LIBOR USD + 4.75%)	7.06%		07/09/2025	198,475
133,870	(3 Month LIBOR USD + 4.75%)	7.39%		07/09/2025	132,317
278,251	RegionalCare Hospital Partners Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.55%		11/14/2025	278,926
356,830	Renaissance Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		05/30/2025	351,094
484,345	RentPath, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	6.80%		12/17/2021	257,613
279,099	Reynolds Group Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		02/06/2023	279,931
253,419	RPI Finance Trust, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.04%		03/27/2023	255,042
	Scientific Games International, Inc., Senior Secured First Lien Term Loan
344,427	(2 Month LIBOR USD + 2.75%)	4.90%		08/14/2024	342,017
80,791	(2 Month LIBOR USD + 2.75%)	4.79%		08/14/2024	80,226
524,471	Securus Technologies Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	6.54%		11/01/2024	464,594
421,372	Sedgwick Claims Management Services, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		12/31/2025	415,018
653,555	Select Medical Corporation, Senior Secured First Lien Term Loan (6 Month LIBOR USD + 2.50%)	4.58%		03/06/2025	655,597
350,849	Severin Acquisition LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.46%		08/01/2025	345,879
140,000	Sinclair Television Group, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		09/30/2026	140,759
339,150	Six Flags Theme Parks, Inc., Senior Secured First Lien Term Loan	4.05%	±	04/17/2026	339,998
265,135	SMG US Midco 2, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.04%		01/23/2025	263,893
181,112	Solenis International LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.00%)	6.12%		06/26/2025	176,698
366,509	Solera LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		03/03/2023	365,199
416,778	Sophia LP, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%, 1.00% Floor)	5.35%		09/30/2022	417,387
486,805	Sound Inpatient Physicians, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.79%		06/27/2025	487,049
167,368	Southern Graphics, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		12/30/2022	124,131
326,692	Speedcast International Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.75%)	4.85%		05/15/2025	277,688

425,919	Sprint Communications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%, 0.75% Floor)	4.54%		02/02/2024	423,523
450,397	SS&C Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.25%)	4.29%		04/16/2025	452,766
216,920	Staples, Inc., Senior Secured First Lien Term Loan (2 Month LIBOR USD + 5.00%)	7.12%		04/16/2026	214,254
180,247	Starfruit US Holdco LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		10/01/2025	176,957
209,056	Stars Group Holdings B.V., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.50%)	5.60%		07/10/2025	210,242
100,000	Sunshine Luxembourg VII SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%)	6.35%		09/25/2026	100,594
438,385	Syncreon Global Finance Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.25%, 1.00% Floor)	6.52%	Ω	10/28/2020	207,685
	TAMKO Building Products LLC, Senior Secured First Lien Term Loan
120,350	(1 Month LIBOR USD + 3.25%)	5.29%		05/29/2026	120,576
24,650	(1 Month LIBOR USD + 3.25%)	5.37%		05/29/2026	24,696
175,641	Telesat Canada, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.50%, 0.75% Floor)	4.61%		11/17/2023	176,322
486,785	Tempo Acquisition LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.04%		05/01/2024	489,119
277,742	The Dun & Bradstreet Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.00%)	7.05%		02/06/2026	279,800
323,160	The Edelman Financial Center LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.31%		07/21/2025	324,053
146,442	Titan Acquisition Ltd., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%)	5.04%		03/28/2025	140,967
429,170	TKC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%, 1.00% Floor)	5.80%		02/01/2023	422,655
564,379	Transdigm, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.54%		06/09/2023	563,750
341,550	Travel Leaders Group LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%)	6.05%		01/25/2024	342,689
147,028	Travelport Finance SARL, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 5.00%)	7.10%		05/29/2026	133,533
20,000	Uber Technologies, Inc., Senior Secured First Lien Term Loan	5.55%	±	07/13/2023	19,896
415,433	Uber Technologies, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.00%, 1.00% Floor)	6.03%		04/04/2025	413,790
566,519	UFC Holdings LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.30%		04/29/2026	568,683
214,463	UGI Energy Services LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		08/13/2026	216,339
180,000	Ultimate Software Group, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.75%)	5.79%		05/04/2026	181,280
144,262	US Anesthesia Partners, Inc., Senior Secured 1st Lien Term Loan	5.04%	±	06/24/2024	140,791
265,000	US Foods, Inc., Senior Secured First Lien Term Loan	4.14%	±	09/13/2026	266,271
277,640	USIC Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%, 1.00% Floor)	5.29%		12/08/2023	275,905
	Vantage Specialty Chemicals, Inc., Senior Secured First Lien Term Loan
7,674	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.76%		10/28/2024	7,137
184,186	(3 Month LIBOR USD + 3.50%, 1.00% Floor)	5.54%		10/28/2024	171,292
456,796	Verscend Holding Corporation, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.50%)	6.54%		08/27/2025	459,176
360,349	Vertafore, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.25%)	5.29%		07/02/2025	350,892
380,000	VICI Properties 1 LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.00%)	4.05%		12/20/2024	381,465
150,836	Victory Capital Holdings, Inc., Senior Secured First Lien Term Loan	5.35%	±	07/01/2026	151,685
110,000	Virgin Media Bristol LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.50%)	4.53%		01/15/2026	110,201
	Vistra Operations Company LLC, Senior Secured First Lien Term Loan
278,141	(1 Month LIBOR USD + 2.00%)	4.02%		12/31/2025	279,281
417,211	(1 Month LIBOR USD + 2.00%)	4.04%		12/31/2025	418,922
84,575	Vizient, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.75%)	4.54%		05/06/2026	85,135
305,000	Wand NewCo 3, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.50%)	5.54%		02/05/2026	306,906
155,000	Whatabrands LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.25%)	5.52%		08/03/2026	155,892
396,374	Wink Holdco, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.00%, 1.00% Floor)	5.04%		12/02/2024	390,926
418,207	WP CPP Holdings LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.75%, 1.00% Floor)	6.01%		04/30/2025	419,385
475,000	Zelis Cost Management Buyer, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.75%)	6.79%		09/25/2026	472,031

Total Bank Loans (Cost $72,218,427)					70,548,446

Collateralized Loan Obligations - 15.3%
250,000	Adams Mill Ltd., Series 2014-1A-D1 (3 Month LIBOR USD + 3.50%)	5.80%	^	07/15/2026	250,061
2,500,000	AIMCO, Series 2015-AA-DR (3 Month LIBOR USD + 2.45%, 2.45% Floor)	4.75%	^	01/15/2028	2,475,360
2,250,000	ALM LLC, Series 2015-12A-C1R2 (3 Month LIBOR USD + 2.65%, 2.65% Floor)	4.97%	^	04/16/2027	2,211,235
2,000,000	Apidos Ltd., Series 2013-12A-DR (3 Month LIBOR USD + 2.60%)	4.90%	^	04/15/2031	1,883,500
1,500,000	Apidos Ltd., Series 2015-21A-CR (3 Month LIBOR USD + 2.45%, 2.45% Floor)	4.75%	^	07/18/2027	1,467,796
2,500,000	Apidos Ltd., Series 2016-24A-CR (3 Month LIBOR USD + 3.05%)	5.33%	^	10/20/2030	2,433,358
2,500,000	Apidos Ltd., Series 2018-29A-C (3 Month LIBOR USD + 2.75%)	5.03%	^	07/25/2030	2,356,355
2,500,000	Atrium Corporation, Series 13A-D (3 Month LIBOR USD + 2.70%)	4.96%	^	11/21/2030	2,361,701
1,000,000	Atrium Corporation, Series 14A-D (3 Month LIBOR USD + 2.95%, 2.95% Floor)	5.27%	^	08/23/2030	966,001
3,000,000	Atrium Corporation, Series 9A-DR (3 Month LIBOR USD + 3.60%)	5.74%	^	05/28/2030	3,001,942
1,500,000	Babson Ltd., Series 2015-2A-DR (3 Month LIBOR USD + 2.95%)	5.23%	^	10/20/2030	1,449,511
1,737,500	Babson Ltd., Series 2015-2A-ER (3 Month LIBOR USD + 6.45%)	8.73%	^	10/20/2030	1,649,344
4,000,000	Barings Ltd., Series 2018-3A-D (3 Month LIBOR USD + 2.90%)	5.18%	^	07/20/2029	3,800,944
2,000,000	Barings Ltd., Series 2019-2A-C (3 Month LIBOR USD + 3.85%, 3.85% Floor)	6.15%	^	04/15/2031	2,002,513
3,770,000	BlueMountain Ltd., Series 2013-2A-DR (3 Month LIBOR USD + 2.90%)	5.18%	^	10/22/2030	3,584,051
1,750,000	BlueMountain Ltd., Series 2015-2A-DR (3 Month LIBOR USD + 2.75%, 2.75% Floor)	5.05%	^	07/18/2027	1,722,015
500,000	BlueMountain Ltd., Series 2015-3A-CR (3 Month LIBOR USD + 2.60%)	4.88%	^	04/20/2031	461,402
1,000,000	BlueMountain Ltd., Series 2016-3A-DR (3 Month LIBOR USD + 3.10%, 3.10% Floor)	5.26%	^	11/15/2030	958,255
1,000,000	BlueMountain Ltd., Series 2017-2A-C (3 Month LIBOR USD + 3.00%)	5.28%	^	10/20/2030	963,640
2,000,000	Canyon Capital Ltd., Series 2012-1RA-D (3 Month LIBOR USD + 3.00%)	5.30%	^	07/15/2030	1,930,756
2,000,000	Canyon Capital Ltd., Series 2014-1A-CR (3 Month LIBOR USD + 2.75%, 2.75% Floor)	5.02%	^	01/30/2031	1,858,214
2,000,000	Canyon Capital Ltd., Series 2014-2A-DR (3 Month LIBOR USD + 3.65%)	5.95%	^	04/15/2029	2,000,718
10,000,000	Canyon Capital Ltd., Series 2017-1A-B (3 Month LIBOR USD + 1.70%, 0.00% Floor)	4.00%	^	07/15/2030	9,922,095
2,500,000	Canyon Capital Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%, 2.90% Floor)	5.20%	^	07/15/2031	2,384,988
1,250,000	Carlyle Global Market Strategies Ltd., Series 2013-2A-DR (3 Month LIBOR USD + 2.40%)	4.70%	^	01/18/2029	1,167,815
1,500,000	Chenango Park Ltd., Series 2018-1A-C (3 Month LIBOR USD + 3.00%, 3.00% Floor)	5.30%	^	04/15/2030	1,431,744
3,000,000	CVP Ltd., Series 2017-1A-A (3 Month LIBOR USD + 1.34%)	3.62%	^	07/20/2030	3,000,289
2,500,000	Dryden Senior Loan Fund, Series 2013-28A-B1LR (3 Month LIBOR USD + 3.15%)	5.31%	^	08/15/2030	2,451,925
3,900,000	Dryden Senior Loan Fund, Series 2014-33A-DR2 (3 Month LIBOR USD + 3.85%, 3.85% Floor)	6.15%	^	04/15/2029	3,907,934
3,000,000	Dryden Senior Loan Fund, Series 2015-37A-DR (3 Month LIBOR USD + 2.50%, 2.50% Floor)	4.80%	^	01/15/2031	2,816,552
1,000,000	Dryden Senior Loan Fund, Series 2016-45A-DR (3 Month LIBOR USD + 3.15%, 3.15% Floor)	5.45%	^	10/15/2030	979,248
1,000,000	Dryden Senior Loan Fund, Series 2017-50A-D (3 Month LIBOR USD + 3.25%)	5.55%	^	07/15/2030	1,001,257
4,000,000	GoldenTree Loan Management Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.35%)	5.63%	^	04/20/2029	4,005,239
5,500,000	GoldenTree Loan Management Ltd., Series 2017-2A-D (3 Month LIBOR USD + 2.65%)	4.93%	^	11/28/2030	5,247,990
2,500,000	GoldenTree Loan Opportunities Ltd., Series 2016-12A-DR (3 Month LIBOR USD + 2.90%)	5.18%	^	07/21/2030	2,399,819
1,500,000	Greenwood Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.50%)	4.80%	^	04/15/2031	1,405,865
250,000	Halcyon Loan Advisors Funding Ltd., Series 2013-2A-C (3 Month LIBOR USD + 2.70%)	4.95%	^	08/01/2025	249,859
250,000	Halcyon Loan Advisors Funding Ltd., Series 2014-2A-D (3 Month LIBOR USD + 5.00%)	7.26%	^	04/28/2025	234,832
2,000,000	Highbridge Loan Management Ltd., Series 2013-2A-CR (3 Month LIBOR USD + 2.90%)	5.18%	^	10/20/2029	1,883,263
2,500,000	HPS Loan Management Ltd., Series 11A-17-A (3 Month LIBOR USD + 1.26%)	3.50%	^	05/06/2030	2,502,709

1,500,000	HPS Loan Management Ltd., Series 13A-18-D (3 Month LIBOR USD + 3.00%, 3.00% Floor)	5.30%	^	10/15/2030	1,389,200
3,175,000	LCM LP, Series 14A-DR (3 Month LIBOR USD + 2.75%)	5.03%	^	07/20/2031	2,972,860
1,250,000	LCM LP, Series 19A-E2 (3 Month LIBOR USD + 5.70%, 5.70% Floor)	8.00%	^	07/15/2027	1,195,620
2,000,000	LCM LP, Series 20A-DR (3 Month LIBOR USD + 2.80%, 2.80% Floor)	5.08%	^	10/20/2027	1,907,940
5,000,000	LCM LP, Series 26A-D (3 Month LIBOR USD + 2.50%, 2.50% Floor)	4.78%	^	01/20/2031	4,615,516
1,500,000	LCM LP, Series 27A-D (3 Month LIBOR USD + 2.95%)	5.27%	^	07/16/2031	1,424,835
1,000,000	Madison Park Funding Ltd., Series 2014-15A-CR (3 Month LIBOR USD + 3.45%)	5.71%	^	01/27/2026	1,002,848
2,500,000	Madison Park Funding Ltd., Series 2014-15A-DR (3 Month LIBOR USD + 5.44%)	7.70%	^	01/27/2026	2,485,901
1,000,000	Madison Park Funding Ltd., Series 2015-16A-D (3 Month LIBOR USD + 5.50%)	7.78%	^	04/20/2026	991,248
500,000	Madison Park Funding Ltd., Series 2015-18A-DR (3 Month LIBOR USD + 2.95%)	5.23%	^	10/21/2030	479,424
3,000,000	Madison Park Funding Ltd., Series 2017-25A-C (3 Month LIBOR USD + 3.60%)	5.88%	^	04/25/2029	3,002,090
1,000,000	Madison Park Funding Ltd., Series 2018-30A-D (3 Month LIBOR USD + 2.50%, 2.50% Floor)	4.80%	^	04/15/2029	952,549
3,500,000	Magnetite Ltd., Series 2018-20A-D (3 Month LIBOR USD + 2.50%)	4.78%	^	04/20/2031	3,291,250
1,000,000	Marathon Ltd., Series 2017-9A-A2 (3 Month LIBOR USD + 1.75%)	4.05%	^	04/15/2029	1,000,562
6,500,000	Marble Point Ltd., Series 2019-1A-B (3 Month LIBOR USD + 2.15%)	4.59%	^	07/23/2032	6,512,814
1,000,000	Milos Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.40%)	5.68%	^	10/20/2030	972,389
1,000,000	Myers Park Ltd., Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	5.33%	^	10/20/2030	970,952
1,000,000	Neuberger Berman Loan Advisers Ltd., Series 2016-21A-DR (3 Month LIBOR USD + 2.40%, 2.40% Floor)	4.68%	^	04/20/2027	974,504
4,000,000	Neuberger Berman Loan Advisers Ltd., Series 2017-16SA-D (3 Month LIBOR USD + 2.50%)	4.80%	^	01/15/2028	3,923,609
1,500,000	Neuberger Berman Loan Advisers Ltd., Series 2017-25A-D (3 Month LIBOR USD + 3.25%)	5.55%	^	10/18/2029	1,463,180
1,000,000	Neuberger Berman Loan Advisers Ltd., Series 2017-26A-D (3 Month LIBOR USD + 2.65%, 2.65% Floor)	4.95%	^	10/18/2030	925,167
1,500,000	Neuberger Berman Loan Advisers Ltd., Series 2018-28A-D (3 Month LIBOR USD + 2.85%)	5.13%	^	04/20/2030	1,425,031
2,000,000	Newark BSL Ltd., Series 2016-1A-C (3 Month LIBOR USD + 4.00%)	6.26%	^	12/21/2029	2,001,116
4,500,000	Octagon Investment Partners Ltd., Series 2012-1A-CR (3 Month LIBOR USD + 4.00%)	6.30%	^	07/15/2029	4,468,964
500,000	Octagon Investment Partners Ltd., Series 2014-1A-CRR (3 Month LIBOR USD + 3.95%, 3.95% Floor)	6.13%	^	02/14/2031	499,278
2,500,000	Octagon Investment Partners Ltd., Series 2017-1A-C (3 Month LIBOR USD + 3.50%)	5.78%	^	03/17/2030	2,501,665
2,000,000	Octagon Investment Partners Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.70%)	5.98%	^	07/20/2030	2,000,090
1,250,000	Octagon Investment Partners Ltd., Series 2017-1A-D (3 Month LIBOR USD + 6.20%)	8.48%	^	03/17/2030	1,196,414
4,000,000	Octagon Investment Partners Ltd., Series 2018-1A-C (3 Month LIBOR USD + 2.60%, 2.60% Floor)	4.88%	^	01/20/2031	3,779,965
3,000,000	Octagon Investment Partners Ltd., Series 2018-2A-C (3 Month LIBOR USD + 2.85%)	5.13%	^	07/25/2030	2,826,802
1,000,000	OHA Credit Funding Ltd., Series 2018-1A-D (3 Month LIBOR USD + 3.05%, 3.05% Floor)	5.33%	^	10/20/2030	967,053
3,000,000	RRAM Ltd., Series 2018-4A-C (3 Month LIBOR USD + 2.95%)	5.25%	^	04/15/2030	2,902,986
5,000,000	Steele Creek Ltd., Series 2019-2A-B (3 Month LIBOR USD + 2.25%, 2.25% Floor)	4.38%	^	07/15/2032	4,999,152
3,500,000	Stewart Park Ltd., Series 2015-1A-DR (3 Month LIBOR USD + 2.60%, 2.60% Floor)	4.90%	^	01/15/2030	3,281,250
500,000	Symphony Ltd., Series 2014-14A-D2 (3 Month LIBOR USD + 3.60%)	5.90%	^	07/14/2026	500,509
1,500,000	Symphony Ltd., Series 2015-16A-DR (3 Month LIBOR USD + 3.05%, 3.05% Floor)	5.35%	^	10/15/2031	1,458,083
1,000,000	Symphony Ltd., Series 2016-17A-DR (3 Month LIBOR USD + 2.65%)	4.95%	^	04/15/2028	983,615
3,000,000	Thacher Park Ltd., Series 2014-1A-D1R (3 Month LIBOR USD + 3.40%)	5.68%	^	10/20/2026	3,004,253
6,000,000	Trimaran CAVU LLC, Series 2019-1A-B (3 Month LIBOR USD + 2.20%, 2.20% Floor)	4.67%	^	07/20/2032	5,998,411
5,000,000	Venture Ltd., Series 2018-34A-A (3 Month LIBOR USD + 1.23%, 1.23% Floor)	3.53%	^	10/15/2031	4,983,440
3,900,000	Voya Ltd., Series 2013-1A-CR (3 Month LIBOR USD + 2.95%)	5.25%	^	10/15/2030	3,692,341
1,500,000	Voya Ltd., Series 2017-3A-C (3 Month LIBOR USD + 3.55%)	5.83%	^	07/20/2030	1,500,502
1,000,000	Westcott Park Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 3.25%)	5.53%	^	07/20/2028	993,755
2,000,000	Wind River Ltd., Series 2013-2A-E1R (3 Month LIBOR USD + 6.75%)	9.05%	^	10/18/2030	1,711,200
2,000,000	Wind River Ltd., Series 2014-1A-DRR (3 Month LIBOR USD + 3.00%, 3.00% Floor)	5.30%	^	07/18/2031	1,839,536
4,000,000	Wind River Ltd., Series 2014-2A-DR (3 Month LIBOR USD + 2.90%, 2.90% Floor)	5.20%	^	01/15/2031	3,800,077
2,000,000	Wind River Ltd., Series 2014-2A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	8.05%	^	01/15/2031	1,715,000
7,975,000	Wind River Ltd., Series 2015-2A-ER (3 Month LIBOR USD + 5.55%)	7.85%	^	10/15/2027	7,669,143
3,500,000	Wind River Ltd., Series 2016-1A-DR (3 Month LIBOR USD + 2.85%)	5.15%	^	07/15/2028	3,324,212
2,000,000	Wind River Ltd., Series 2017-1A-D (3 Month LIBOR USD + 3.75%)	6.05%	^	04/18/2029	2,002,837
1,750,000	Wind River Ltd., Series 2017-1A-E (3 Month LIBOR USD + 6.42%)	8.72%	^	04/18/2029	1,692,384
1,500,000	Wind River Ltd., Series 2017-4A-D (3 Month LIBOR USD + 2.65%)	4.79%	^	11/20/2030	1,401,892
1,500,000	Wind River Ltd., Series 2018-1A-D (3 Month LIBOR USD + 2.90%)	5.20%	^	07/15/2030	1,389,327
3,500,000	Wind River Ltd., Series 2018-2A-D (3 Month LIBOR USD + 3.00%)	5.30%	^	07/15/2030	3,260,272
2,500,000	York Ltd., Series 2019-1A-B (3 Month LIBOR USD + 2.05%, 0.00% Floor)	4.22%	^	07/22/2032	2,499,066

Total Collateralized Loan Obligations (Cost $226,492,922)					219,506,174

Foreign Corporate Bonds - 16.0%
1,200,000	Adani Ports & Special Economic Zone Ltd.	3.95%		01/19/2022	1,228,875
150,000	Adecoagro S.A.	6.00%		09/21/2027	144,375
500,000	AES Andres B.V.	7.95%	^	05/11/2026	534,375
2,200,000	AES Dominicana	7.95%		05/11/2026	2,351,250
1,300,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%		03/26/2079	1,366,625
1,800,000	AES Gener S.A. (5 Year Swap Rate USD + 4.64%)	7.13%	^	03/26/2079	1,892,250
1,250,000	AI Candelaria Spain SLU	7.50%		12/15/2028	1,423,450
650,000	AI Candelaria Spain SLU	7.50%	^	12/15/2028	740,194
270,000	Aker BP ASA	4.75%	^	06/15/2024	282,690
520,000	Alcoa Nederland Holding B.V.	6.13%	^	05/15/2028	555,048
415,000	Altice France S.A.	7.38%	^	05/01/2026	446,523
200,000	Altice Luxembourg S.A.	7.75%	^	05/15/2022	204,750
225,000	Ardagh Packaging Finance, Inc.	5.25%	^	08/15/2027	228,375
445,000	Ardagh Packaging Finance, Inc.	6.00%	^	02/15/2025	466,404
400,000	Avation Capital S.A.	6.50%	^	05/15/2021	416,000
530,000	Avolon Holdings Funding Ltd.	5.25%	^	05/15/2024	568,796
3,200,000	Banco BTG Pactual S.A. (5 Year CMT Rate + 5.26%)	7.75%	^	02/15/2029	3,344,000
200,000	Banco de Bogota S.A.	6.25%		05/12/2026	226,002
1,000,000	Banco de Credito e Inversiones	4.00%		02/11/2023	1,048,899
200,000	Banco de Reservas de la Republica Dominicana	7.00%	^	02/01/2023	210,252
650,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	683,319
3,900,000	Banco do Brasil S.A. (10 Year CMT Rate + 4.40%)	6.25%	†	04/15/2024	3,851,250
350,000	Banco General S.A.	4.13%		08/07/2027	368,158
300,000	Banco GNB Sudameris S.A. (5 Year CMT Rate + 4.56%)	6.50%		04/03/2027	310,128
450,000	Banco Internacional del Peru S.A.A.	3.38%		01/18/2023	456,188
200,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%	^	11/04/2026	138,500
2,100,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%		11/04/2026	1,454,250
200,000	Banco Mercantil de Norte (10 Year CMT Rate + 5.47%)	7.50%	^†	06/27/2029	203,250
2,400,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.35%)	7.63%	†	01/10/2028	2,457,024

200,000	Banco Mercantil del Norte S.A. (10 Year CMT Rate + 5.47%)	7.50%	†	06/27/2029	203,250
700,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 4.45%)	5.75%		10/04/2031	702,632
1,200,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 5.04%)	6.88%	†	07/06/2022	1,209,000
700,000	Banco Nacional de Comercio Exterior S.N.C. (5 Year CMT Rate + 3.00%) (5 Year CMT Rate + 3.00%)	3.80%		08/11/2026	709,632
1,450,000	Banco Santander (5 Year CMT Rate + 3.00%)	5.95%	^	10/01/2028	1,558,387
883,000	Bancolombia S.A.	5.13%		09/11/2022	930,470
1,500,000	Bancolombia S.A. (5 Year CMT Rate + 2.93%)	4.88%		10/18/2027	1,546,875
200,000	Banistmo S.A.	3.65%	^	09/19/2022	201,752
300,000	BBVA Banco Continental S.A.	5.00%		08/26/2022	320,550
4,400,000	BBVA Bancomer S.A. (5 Year CMT Rate + 2.65%)	5.13%		01/18/2033	4,207,500
200,000	BBVA Bancomer S.A. (5 Year CMT Rate + 3.00%)	5.35%		11/12/2029	199,502
200,000	BBVA Bancomer S.A. (5 Year CMT Rate + 4.31%)	5.88%	^	09/13/2034	199,250
500,000	BBVA Colombia S.A.	4.88%		04/21/2025	536,875
300,000	BDO Unibank, Inc.	2.63%		10/24/2021	301,281
3,150,000	BDO Unibank, Inc.	2.95%		03/06/2023	3,195,424
2,200,000	Bharti Airtel Ltd.	5.13%		03/11/2023	2,318,187
2,200,000	Bharti Airtel Ltd.	4.38%		06/10/2025	2,279,015
320,000	Bombardier, Inc.	6.00%	^	10/15/2022	321,200
265,000	Bombardier, Inc.	7.88%	^	04/15/2027	264,563
2,400,000	BPRL International Singapore Pte Ltd.	4.38%		01/18/2027	2,569,779
200,000	Braskem Finance Ltd.	6.45%		02/03/2024	221,250
1,200,000	C&W Senior Financing DAC	7.50%	^	10/15/2026	1,269,000
3,260,000	C&W Senior Financing DAC	6.88%		09/15/2027	3,390,400
540,000	Camelot Finance S.A.	7.88%	^	10/15/2024	564,300
2,950,000	Canacol Energy Ltd.	7.25%		05/03/2025	3,132,163
300,000	Canacol Energy Ltd.	7.25%	^	05/03/2025	318,525
600,000	Celulosa Arauco y Constitucion S.A.	5.50%	^	04/30/2049	666,750
1,000,000	CIMPOR Financial Operations B.V.	5.75%		07/17/2024	752,500
800,000	CK Hutchison International Ltd.	3.50%	^	04/05/2027	840,678
2,000,000	CNOOC Finance Ltd.	3.50%		05/05/2025	2,088,138
600,000	CNPC General Capital Ltd.	3.95%		04/19/2022	621,489
400,000	Colombia Telecomunicaciones S.A. (5 Year Swap Rate USD + 6.96%)	8.50%	†	03/30/2020	411,500
1,000,000	Comcel Trust	6.88%		02/06/2024	1,032,500
4,241,250	Cometa Energia S.A. de C.V.	6.38%		04/24/2035	4,527,534
725,000	Connect Finco LLC	6.75%	^	10/01/2026	739,500
1,100,000	Controladora Mabe S.A. de C.V.	5.60%		10/23/2028	1,188,011
400,000	Cosan Overseas Ltd.	8.25%	†	11/05/2019	415,004
200,000	Cosan Overseas Ltd.	7.00%		01/20/2027	218,720
1,400,000	Credito Real S.A.B. de C.V.	9.50%	^	02/07/2026	1,617,000
1,650,000	Credito Real S.A.B. de C.V. (5 Year CMT Rate + 7.03%)	9.13%	†	11/29/2022	1,699,517
950,000	CSN Islands Corporation	7.00%	†	12/23/2019	831,853
1,000,000	CSN Resources S.A.	7.63%		02/13/2023	1,046,250
1,600,000	CSN Resources S.A.	7.63%	^	04/17/2026	1,664,184
400,000	DBS Group Holdings Ltd. (5 Year Mid Swap Rate USD + 1.59%)	4.52%		12/11/2028	425,538
3,300,000	DBS Group Holdings Ltd. (5 Year Swap Rate USD + 2.39%)	3.60%	†	09/07/2021	3,316,500
300,000	Delek & Avner Tamar Bond Ltd.	5.08%	^	12/30/2023	308,726
520,000	Delek & Avner Tamar Bond Ltd.	5.41%	^	12/30/2025	538,735
300,000	Digicel Group Ltd.	8.25%	^	09/30/2022	64,500
2,008,556	Digicel Group Ltd. (PIK 9.00%)	9.13%	^	04/01/2024	210,898
1,000,000	Docuformas SAPI de C.V.	10.25%	^	07/24/2024	989,450
800,000	ECL S.A.	5.63%		01/15/2021	833,841
1,344,000	Embotelladora Andina S.A.	5.00%		10/01/2023	1,447,500
1,300,000	Empresa de Transmision Electrica S.A.	5.13%	^	05/02/2049	1,500,687
347,800	Empresa Electrica Angamos S.A.	4.88%		05/25/2029	364,701
1,600,000	Empresa Electrica Guacolda S.A.	4.56%		04/30/2025	1,448,060
1,000,000	Empresa Nacional de Telecomunicaciones S.A.	4.88%		10/30/2024	1,059,412
500,000	Empresas Publicas de Medellin ESP	4.25%	^	07/18/2029	526,950
1,041,771	ENA Norte Trust	4.95%		04/25/2023	1,078,243
1,000,000	Energuate Trust	5.88%		05/03/2027	1,005,000
1,000,000	ENTEL Chile S.A.	4.75%		08/01/2026	1,057,484
306,000	ESAL GMBH	6.25%		02/05/2023	312,123
400,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.85%)	3.00%		05/23/2024	401,395
400,000	Export Import Bank of Thailand (3 Month LIBOR USD + 0.90%)	3.04%		11/20/2023	401,912
400,000	Fideicomiso Pacifico Tres	8.25%		01/15/2035	456,000
500,000	Fomento Economico Mexicano S.A.B. de C.V.	2.88%		05/10/2023	505,506
600,000	Fondo Mivivienda S.A.	3.50%		01/31/2023	616,500
2,200,000	Freeport-McMoRan Copper & Gold, Inc.	5.40%		11/14/2034	2,101,000
2,150,000	Freeport-McMoRan Copper & Gold, Inc.	5.45%		03/15/2043	1,946,567
1,500,000	Fresnillo PLC	5.50%		11/13/2023	1,638,765
2,900,000	Geopark Ltd.	6.50%		09/21/2024	2,994,250
220,000	GFL Environmental, Inc.	8.50%	^	05/01/2027	244,475
750,000	Gilex Holding Sarl	8.50%		05/02/2023	807,195
400,000	Gilex Holding Sarl	8.50%	^	05/02/2023	430,504
1,000,000	Global Bank Corporation	4.50%	^	10/20/2021	1,031,880
1,700,000	Global Bank Corporation	4.50%		10/20/2021	1,754,196
1,300,000	Global Bank Corporation (3 Month LIBOR USD + 3.30%)	5.25%	^	04/16/2029	1,380,600
2,900,000	Gohl Capital Ltd.	4.25%		01/24/2027	3,038,219
2,600,000	Gran Tierra Energy International Holdings Ltd.	6.25%		02/15/2025	2,340,000
200,000	Gran Tierra Energy, Inc.	7.75%	^	05/23/2027	188,500
200,000	Grupo Aval Ltd.	4.75%		09/26/2022	207,200
1,200,000	Grupo Bimbo S.A.B. de C.V. (5 Year CMT Rate + 3.28%)	5.95%	†	04/17/2023	1,268,400
400,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	294,000
210,593	Guanay Finance Ltd.	6.00%		12/15/2020	213,752
490,000	GW Honos Security Corporation	8.75%	^	05/15/2025	505,729
300,000	Indian Oil Corporation Ltd.	5.63%		08/02/2021	316,071
3,300,000	Indian Oil Corporation Ltd.	5.75%		08/01/2023	3,637,795
900,000	Industrial Senior Trust	5.50%		11/01/2022	943,875

2,500,000	Inkia Energy Ltd.	5.88%		11/09/2027	2,603,150
210,000	Intelsat Jackson Holdings S.A.	5.50%		08/01/2023	196,959
370,000	Intelsat Jackson Holdings S.A.	8.50%	^	10/15/2024	373,585
35,079	Invepar Holdings	0.00%	Ω Þ	12/30/2028	1,500
500,000	Inversiones CMPC S.A.	4.50%		04/25/2022	520,630
1,200,000	Inversiones CMPC S.A.	4.75%		09/15/2024	1,288,281
400,000	Israel Electric Corporation Ltd.	5.00%	^	11/12/2024	441,200
200,000	Itau Unibanco Holding S.A.	6.20%		12/21/2021	212,502
2,000,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.86%)	6.50%	†	03/19/2023	2,064,400
600,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.98%)	6.13%	†	12/12/2022	606,600
1,400,000	JBS Investments GMBH	7.00%	^	01/15/2026	1,514,086
600,000	JBS Investments GMBH	5.75%	^	01/15/2028	626,250
2,250,000	JSL Europe S.A.	7.75%		07/26/2024	2,424,443
325,000	Kronos Acquisition Holdings, Inc.	9.00%	^	08/15/2023	287,625
1,000,000	Latam Finance Ltd.	6.88%		04/11/2024	1,053,250
1,000,000	Latam Finance Ltd.	7.00%	^	03/01/2026	1,068,170
1,877,580	LLPL Capital Pte Ltd.	6.88%	^	02/04/2039	2,187,099
3,500,000	Malayan Banking BHD (5 Year Swap Rate USD + 2.54%)	3.91%		10/29/2026	3,562,265
1,000,000	MARB BondCo PLC	7.00%	^	03/15/2024	1,045,010
300,000	MARB BondCo PLC	7.00%		03/15/2024	313,503
1,800,000	MARB BondCo PLC	6.88%		01/19/2025	1,886,400
240,000	MEG Energy Corporation	7.00%	^	03/31/2024	232,800
1,344,816	Mexico Generadora de Energia	5.50%		12/06/2032	1,452,415
1,400,000	Millicom International Cellular S.A.	6.00%		03/15/2025	1,456,000
200,000	Millicom International Cellular S.A.	6.63%	^	10/15/2026	218,000
800,000	Millicom International Cellular S.A.	5.13%		01/15/2028	837,080
1,400,000	Millicom International Cellular S.A.	6.25%	^	03/25/2029	1,532,440
1,800,000	Minejesa Capital B.V.	4.63%		08/10/2030	1,856,925
1,200,000	Minejesa Capital B.V.	5.63%		08/10/2037	1,300,413
2,400,000	Minerva Luxembourg S.A.	6.50%		09/20/2026	2,505,480
1,600,000	Minerva Luxembourg S.A.	5.88%		01/19/2028	1,608,320
400,000	NBM US Holdings, Inc.	7.00%	^	05/14/2026	420,750
890,000	New Red Finance, Inc.	5.00%	^	10/15/2025	921,595
700,000	Nexa Resources S.A.	5.38%		05/04/2027	745,238
200,000	Oleoducto Central S.A.	4.00%		05/07/2021	204,502
800,000	ONGC Videsh Ltd.	2.88%		01/27/2022	800,976
3,000,000	ONGC Videsh Ltd.	3.75%		07/27/2026	3,118,407
800,000	Orazul Energy Egenor S en C por A	5.63%		04/28/2027	828,500
200,000	Oversea-Chinese Banking Corporation	4.25%		06/19/2024	212,626
2,700,000	Pampa Energia S.A.	7.50%		01/24/2027	2,058,750
1,793,742	Panama Metro Line SP	0.00%		12/05/2022	1,722,441
1,798,013	Panama Metro Line SP	0.00%	^	12/05/2022	1,726,542
265,000	Parkland Fuel Corporation	5.88%	^	07/15/2027	278,730
2,500,000	Pertamina Persero PT	4.30%		05/20/2023	2,635,130
3,300,000	Petrobras Global Finance B.V.	5.75%		02/01/2029	3,647,754
500,000	Petrobras Global Finance B.V.	7.25%		03/17/2044	599,750
300,000	Petrobras Global Finance B.V.	6.90%		03/19/2049	344,700
2,400,000	PTTEP Treasury Center Company Ltd. (5 Year CMT Rate + 2.72%)	4.60%	†	07/17/2022	2,459,275
2,200,000	Radiant Access Ltd.	4.60%	†	05/18/2020	2,158,750
3,300,000	Reliance Holdings, Inc.	5.40%		02/14/2022	3,509,154
900,000	SACI Falabella	3.75%		04/30/2023	926,959
2,300,000	Sinopec Group Overseas Development Ltd.	2.75%		09/29/2026	2,300,525
200,000	Sociedad Quimica y Minera S.A.	4.38%		01/28/2025	212,250
2,395,000	Star Energy Geothermal Wayang Windu Ltd.	6.75%		04/24/2033	2,503,313
150,000	Starfruit Finco B.V.	8.00%	^	10/01/2026	150,375
500,000	Stars Group Holdings B.V.	7.00%	^	07/15/2026	533,750
1,859,724	Stoneway Capital Corporation	10.00%		03/01/2027	1,120,484
1,300,000	SUAM Finance B.V.	4.88%		04/17/2024	1,402,375
585,000	Superior Plus LP	7.00%	^	07/15/2026	620,112
3,000,000	Syngenta Finance N.V.	5.68%		04/24/2048	3,106,354
200,000	Syngenta Finance N.V.	5.68%	^	04/24/2048	207,090
200,000	Tecnoglass, Inc.	8.20%		01/31/2022	216,500
500,000	Telefonica Celular del Paragu	5.88%	^	04/15/2027	536,375
1,000,000	Telefonica Chile S.A.	3.88%		10/12/2022	1,035,600
170,000	Telesat LLC	6.50%	^	10/15/2027	173,400
600,000	Telesat LLC	8.88%	^	11/15/2024	644,280
750,000	Tervita Escrow Corporation	7.63%	^	12/01/2021	765,938
800,000	Transelec S.A.	4.63%		07/26/2023	854,008
800,000	Transportadora de Gas del Peru S.A.	4.25%		04/30/2028	851,508
400,000	Trivium Packaging Finance BV	5.50%	^	08/15/2026	421,480
400,000	Unifin Financiera S.A.B. de C.V.	7.38%		02/12/2026	393,004
3,200,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88%	†	01/29/2025	2,856,032
3,241,000	United Overseas Bank Ltd. (5 Year Swap Rate USD + 1.79%)	3.88%	†	10/19/2023	3,268,606
3,000,000	UPL Corporation	3.25%		10/13/2021	3,014,329
1,100,000	Vedanta Resources Finance PLC	9.25%	^	04/23/2026	1,097,525
700,000	Vedanta Resources PLC	7.13%		05/31/2023	692,475
2,700,000	Vedanta Resources PLC	6.13%		08/09/2024	2,494,491
453,000	VTR Finance B.V.	6.88%	^	01/15/2024	467,723
2,650,000	VTR Finance B.V.	6.88%		01/15/2024	2,736,125
2,200,000	YPF S.A.	8.50%		07/28/2025	1,738,022
600,000	YPF S.A.	6.95%		07/21/2027	459,720

Total Foreign Corporate Bonds (Cost $223,699,773)					230,256,803

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations - 0.8%
2,500,000	Chile Government International Bond	3.13%		03/27/2025	2,622,500
200,000	Colombia Government International Bond	4.50%		03/15/2029	222,800
300,000	Colombia Government International Bond	5.20%		05/15/2049	363,303

800,000	Costa Rica Government International Bond	10.00%		08/01/2020	843,008
800,000	Dominican Republic International Bond	6.40%	^	06/05/2049	854,008
200,000	Israel Government International Bond	2.88%		03/16/2026	210,803
700,000	Mexico Government International Bond	3.75%		01/11/2028	722,225
1,000,000	Perusahaan Penerbit	3.40%		03/29/2022	1,022,150
2,000,000	Perusahaan Penerbit	3.75%		03/01/2023	2,074,770
1,700,000	Perusahaan Penerbit	4.15%	^	03/29/2027	1,822,400
1,000,000	Perusahaan Penerbit	4.15%		03/29/2027	1,072,000

Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $11,359,855)					11,829,967

Non-Agency Commercial Mortgage Backed Obligations - 10.8%
916,000	20 Times Square Trust, Series 2018-20TS-F	3.20%	# ^	05/15/2035	901,885
916,000	20 Times Square Trust, Series 2018-20TS-G	3.20%	# ^	05/15/2035	887,878
159,000	Americold LLC, Series 2010-ARTA-C	6.81%	^	01/14/2029	165,266
2,326,000	AREIT Trust, Series 2018-CRE1-AS (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.28%	^	02/14/2035	2,328,761
1,524,000	AREIT Trust, Series 2018-CRE1-B (1 Month LIBOR USD + 1.65%, 1.65% Floor)	3.68%	^	02/14/2035	1,527,334
1,532,000	Atrium Hotel Portfolio Trust, Series 2017-ATRM-E (1 Month LIBOR USD + 3.05%)	5.08%	^	12/15/2036	1,542,464
1,898,000	Atrium Hotel Portfolio Trust, Series 2018-ATRM-E (1 Month LIBOR USD + 3.40%, 3.40% Floor)	5.43%	^	06/15/2035	1,916,161
1,399,000	Bancorp Commercial Mortgage Trust, Series 2019-CRE5-D (1 Month LIBOR USD + 2.35%, 2.35% Floor)	4.38%	^	03/15/2036	1,403,002
11,852,049	BANK, Series 2017-BNK5-XA	1.23%	# I/O	06/15/2060	695,584
61,520,578	BANK, Series 2018-BN11-XA	0.64%	# I/O	03/15/2061	2,215,584
203,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-C (1 Month LIBOR USD + 1.20%)	3.23%	^	08/15/2036	202,582
231,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-D (1 Month LIBOR USD + 1.70%)	3.73%	^	08/15/2036	231,545
467,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-E (1 Month LIBOR USD + 2.50%)	4.53%	^	08/15/2036	468,599
465,000	Barclays Commercial Mortgage Securities LLC, Series 2017-DELC-F (1 Month LIBOR USD + 3.50%)	5.53%	^	08/15/2036	467,352
240,000	BBCMS Mortgage Trust, Series 2018-CBM-D (1 Month LIBOR USD + 2.39%, 2.39% Floor)	4.42%	^	07/15/2037	240,611
1,958,000	BBCMS Mortgage Trust, Series 2018-CBM-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.18%	^	07/15/2037	1,966,648
956,000	BBCMS Mortgage Trust, Series 2018-TALL-E (1 Month LIBOR USD + 2.44%)	4.46%	^	03/15/2037	960,017
1,430,000	BB-UBS Trust, Series 2012-TFT-TE	3.68%	# ^	06/05/2030	1,392,950
250,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2007-T26-AJ	5.57%	#	01/12/2045	218,120
1,944,000	BHMS Trust, Series 2018-ATLS-C (1 Month LIBOR USD + 1.90%, 1.90% Floor)	3.93%	^	07/15/2035	1,950,973
2,373,000	BHP Trust, Series 2019-BXHP-D (1 Month LIBOR USD + 1.77%, 1.77% Floor)	3.80%	^	08/15/2036	2,370,305
487,000	BX Commercial Mortgage Trust, Series 2018-BIOA-D (1 Month LIBOR USD + 1.32%, 1.35% Floor)	3.35%	^	03/15/2037	488,960
1,914,000	BX Commercial Mortgage Trust, Series 2018-BIOA-E (1 Month LIBOR USD + 1.95%, 1.98% Floor)	3.98%	^	03/15/2037	1,923,020
2,000,000	BX Commercial Mortgage Trust, Series 2019-IMC-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	3.93%	^	04/15/2034	2,007,506
450,500	BX Trust, Series 2017-APPL-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	4.08%	^	07/15/2034	451,666
697,850	BX Trust, Series 2017-APPL-E (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.18%	^	07/15/2034	701,361
419,050	BX Trust, Series 2017-SLCT-D (1 Month LIBOR USD + 2.05%)	4.08%	^	07/15/2034	419,569
710,600	BX Trust, Series 2017-SLCT-E (1 Month LIBOR USD + 3.15%)	5.18%	^	07/15/2034	715,037
611,000	BX Trust, Series 2018-GW-E (1 Month LIBOR USD + 1.97%, 1.97% Floor)	4.00%	^	05/15/2035	614,681
530,000	BX Trust, Series 2018-GW-F (1 Month LIBOR USD + 2.42%, 2.42% Floor)	4.45%	^	05/15/2035	533,888
367,000	BX Trust, Series 2018-GW-G (1 Month LIBOR USD + 2.92%, 2.92% Floor)	4.95%	^	05/15/2035	370,674
1,788,000	BX Trust, Series 2018-MCSF-F (1 Month LIBOR USD + 2.65%, 2.65% Floor)	4.67%	^	04/15/2035	1,801,716
2,372,000	BX Trust, Series 2019-MMP-E (1 Month LIBOR USD + 1.90%, 1.90% Floor)	3.93%	^	08/15/2036	2,388,286
2,115,000	Carbon Capital Commercial Mortgage Trust, Series 2019-FL2-B (1 Month LIBOR USD + 2.85%, 2.85% Floor)	4.88%	^	10/15/2035	2,133,574
9,473,185	CD Commercial Mortgage Trust, Series 2017-CD3-XA	1.18%	# I/O	02/10/2050	578,721
4,500,202	CFCRE Commercial Mortgage Trust, Series 2016-C4-XA	1.88%	# I/O	05/10/2058	396,141
9,375,025	CFCRE Commercial Mortgage Trust, Series 2017-C8-XA	1.81%	# I/O	06/15/2050	831,543
22,058,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN-X	1.85%	# ^ I/O	02/15/2033	1,102,309
563,000	CGDBB Commercial Mortgage Trust, Series 2017-BIOC-D (1 Month LIBOR USD + 1.60%, 1.60% Floor)	3.63%	^	07/15/2032	563,562
788,000	CGDBB Commercial Mortgage Trust, Series 2017-BIOC-E (1 Month LIBOR USD + 2.15%, 2.25% Floor)	4.18%	^	07/15/2032	788,963
1,711,000	CGGS Commercial Mortgage Trust, Series 2018-WSS-D (1 Month LIBOR USD + 2.30%, 2.30% Floor)	4.33%	^	02/15/2037	1,711,751
44,178,000	CGGS Commercial Mortgage Trust, Series 2018-WSS-XCP	0.00%	# ^ I/O	02/15/2037	442
501,000	CHT Mortgage Trust, Series 2017-CSMO-F (1 Month LIBOR USD + 3.74%, 3.74% Floor)	5.77%	^	11/15/2036	504,229
1,771,833	Citigroup Commercial Mortgage Trust, Series 2014-GC25-XA	1.15%	# I/O	10/10/2047	75,922
90,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27-D	4.57%	# ^	02/10/2048	86,155
2,519,701	Citigroup Commercial Mortgage Trust, Series 2016-P4-XA	2.14%	# I/O	07/10/2049	248,281
530,000	Citigroup Commercial Mortgage Trust, Series 2018-TBR-E (1 Month LIBOR USD + 2.80%, 2.90% Floor)	4.83%	^	12/15/2036	531,807
1,040,000	Citigroup Commercial Mortgage Trust, Series 2018-TBR-F (1 Month LIBOR USD + 3.65%, 3.75% Floor)	5.68%	^	12/15/2036	1,046,996
2,051,000	Citigroup Commercial Mortgage Trust, Series 2019-SST2-E (1 Month LIBOR USD + 2.00%, 2.00% Floor)	4.03%	^	12/15/2036	2,058,271
571,000	CLNS Trust, Series 2017-IKPR-D (1 Month LIBOR USD + 2.05%, 2.05% Floor)	4.10%	^	06/11/2032	571,352
571,000	CLNS Trust, Series 2017-IKPR-E (1 Month LIBOR USD + 3.50%, 3.50% Floor)	5.55%	^	06/11/2032	572,897
571,000	CLNS Trust, Series 2017-IKPR-F (1 Month LIBOR USD + 4.50%, 4.50% Floor)	6.55%	^	06/11/2032	574,843
1,187,000	Commercial Mortgage Pass-Through Certificates, Series 2012-CR4-D	4.72%	# ^ Þ	10/15/2045	489,103
2,545,798	Commercial Mortgage Pass-Through Certificates, Series 2013-CR10-XA	0.83%	# I/O	08/10/2046	59,584
1,534,000	Commercial Mortgage Pass-Through Certificates, Series 2013-CR11-D	5.29%	# ^	08/10/2050	1,564,687
1,039,765	Commercial Mortgage Pass-Through Certificates, Series 2014-CR17-XA	1.15%	# I/O	05/10/2047	39,937
78,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR19-C	4.91%	#	08/10/2047	83,462
125,000	Commercial Mortgage Pass-Through Certificates, Series 2014-CR20-C	4.66%	#	11/10/2047	133,650
233,000	Commercial Mortgage Pass-Through Certificates, Series 2015-CR22-D	4.25%	# ^	03/10/2048	232,662
12,996,286	Commercial Mortgage Pass-Through Certificates, Series 2015-CR25-XA	1.04%	# I/O	08/10/2048	539,115
7,992,266	Commercial Mortgage Pass-Through Certificates, Series 2015-CR27-XA	1.26%	# I/O	10/10/2048	362,208
2,337,509	Commercial Mortgage Pass-Through Certificates, Series 2015-DC1-XA	1.25%	# I/O	02/10/2048	90,294
815,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC21-C	4.44%	#	07/10/2048	864,326
12,824,243	Commercial Mortgage Pass-Through Certificates, Series 2015-LC21-XA	0.91%	# I/O	07/10/2048	380,514
406,000	Commercial Mortgage Pass-Through Certificates, Series 2015-LC23-C	4.80%	#	10/10/2048	437,655
3,510,254	Commercial Mortgage Pass-Through Certificates, Series 2016-DC2-XA	1.17%	# I/O	02/10/2049	179,649
2,228,000	Commercial Mortgage Pass-Through Certificates, Series 2018-HCLV-D (1 Month LIBOR USD + 2.18%, 2.25% Floor)	4.20%	^	09/15/2033	2,229,713
3,504	Credit Suisse Commercial Mortgage Trust, Series 2007-C1-AM	5.42%		02/15/2040	3,523
2,018,458	Credit Suisse Mortgage Capital Certificates, Series 2014-USA-X1	0.70%	# ^ I/O	09/15/2037	55,892
2,297,000	Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4-E (1 Month LIBOR USD + 2.15%, 2.15% Floor)	4.18%	^	05/15/2036	2,306,012
2,571,255	CSAIL Commercial Mortgage Trust, Series 2015-C1-XA	1.00%	# I/O	04/15/2050	93,653
45,667,264	CSAIL Commercial Mortgage Trust, Series 2018-CX12-XA	0.78%	# I/O	08/15/2051	2,045,766
1,229,000	CSMC Trust, Series 2017-CHOP-E (1 Month LIBOR USD + 3.30%, 3.30% Floor)	5.33%	^	07/15/2032	1,238,069
1,898,000	DBGS Mortgage Trust, Series 2018-5BP-F (1 Month LIBOR USD + 2.45%)	4.48%	^	06/15/2033	1,896,128
1,749,542	DBGS Mortgage Trust, Series 2018-BIOD-C (1 Month LIBOR USD + 0.95%, 0.95% Floor)	2.98%	^	05/15/2035	1,740,782
2,220,000	DBUBS Mortgage Trust, Series 2017-BRBK-E	3.65%	# ^	10/10/2034	2,241,795

189,620	FREMF Mortgage Trust, Series 2016-KF22-B (1 Month LIBOR USD + 5.05%, 5.05% Floor)	7.14%	^	07/25/2023	196,504
406,000	GMAC Commercial Mortgage Securities Trust, Series 2004-C3-D	5.04%	#	12/10/2041	405,793
564,000	GMAC Commercial Mortgage Securities Trust, Series 2004-C3-E	5.14%	# ^	12/10/2041	562,083
100,000	Grace Mortgage Trust, Series 2014-GRCE-A	3.37%	^	06/10/2028	101,576
424,000	Great Wolf Trust, Series 2017-WOLF-D (1 Month LIBOR USD + 2.10%, 1.00% Floor)	4.13%	^	09/15/2034	424,590
657,000	Great Wolf Trust, Series 2017-WOLF-E (1 Month LIBOR USD + 3.10%, 1.00% Floor)	5.13%	^	09/15/2034	658,836
350,000	Great Wolf Trust, Series 2017-WOLF-F (1 Month LIBOR USD + 4.07%, 1.00% Floor)	6.10%	^	09/15/2034	351,441
2,370,000	Greystone Commercial Real Estate Notes, Series 2019-FL2-D (1 Month LIBOR USD + 2.40%, 2.40% Floor)	4.66%	^	09/15/2037	2,382,739
2,659,620	GS Mortgage Securities Corporation, Series 2013-GC10-XA	1.65%	# I/O	02/10/2046	112,558
8,227,050	GS Mortgage Securities Corporation, Series 2014-GC24-XA	0.87%	# I/O	09/10/2047	246,050
2,128,000	GS Mortgage Securities Corporation, Series 2018-FBLU-F (1 Month LIBOR USD + 3.25%, 3.25% Floor)	5.28%	^	11/15/2035	2,141,509
850,000	GS Mortgage Securities Corporation, Series 2018-TWR-E (1 Month LIBOR USD + 2.10%, 2.10% Floor)	4.13%	^	07/15/2031	853,483
850,000	GS Mortgage Securities Corporation, Series 2018-TWR-F (1 Month LIBOR USD + 2.80%, 2.80% Floor)	4.83%	^	07/15/2031	854,944
850,000	GS Mortgage Securities Corporation, Series 2018-TWR-G (1 Month LIBOR USD + 3.92%, 3.98% Floor)	5.95%	^	07/15/2031	857,973
2,302,000	GS Mortgage Securities CorporationTrust 2019-SOHO, Series 2019-SOHO-E (1 Month LIBOR USD + 1.87%, 1.88% Floor)	3.90%	^	06/15/2036	2,300,024
165,000	GS Mortgage Securities Trust, Series 2014-GC26-D	4.67%	# ^	11/10/2047	145,583
7,257,037	GS Mortgage Securities Trust, Series 2015-GS1-XA	0.94%	# I/O	11/10/2048	304,200
7,329,618	GS Mortgage Securities Trust, Series 2016-GS2-XA	1.80%	# I/O	05/10/2049	574,674
169,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSA	5.07%	# ^	03/10/2033	188,308
336,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSB	5.07%	# ^	03/10/2033	371,734
457,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSC	5.07%	# ^	03/10/2033	495,888
442,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSD	5.07%	# ^	03/10/2033	464,382
553,000	GS Mortgage Securities Trust, Series 2018-GS10-WLSE	5.07%	# ^	03/10/2033	570,792
2,377,000	GSCG Trust, Series 2019-600C-E	4.12%	# ^	09/06/2034	2,428,452
1,390,000	Hilton Orlando Trust, Series 2018-ORL-E (1 Month LIBOR USD + 2.65%)	4.68%	^	12/15/2034	1,401,559
2,254,948	HPLY Trust, Series 2019-HIT-F (1 Month LIBOR USD + 3.15%, 3.15% Floor)	5.18%	^	11/15/2036	2,260,585
1,263,000	Hunt Ltd., Series 2017-FL1-C (1 Month LIBOR USD + 2.40%)	4.43%	^	08/15/2034	1,262,020
556,000	IMT Trust, Series 2017-APTS-EFL (1 Month LIBOR USD + 2.15%)	4.18%	^	06/15/2034	556,666
556,000	IMT Trust, Series 2017-APTS-FFL (1 Month LIBOR USD + 2.85%)	4.88%	^	06/15/2034	557,411
152,661	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-B (1 Month LIBOR USD + 1.00%, 1.00% Floor)	3.03%	^	06/15/2032	152,145
243,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-C (1 Month LIBOR USD + 1.25%, 1.25% Floor)	3.28%	^	06/15/2032	241,870
786,000	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2017-FL10-D (1 Month LIBOR USD + 1.90%, 1.90% Floor)	3.93%	^	06/15/2032	781,388
604,749	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-C (1 Month LIBOR USD + 1.60%, 1.60% Floor)	3.63%	^	06/15/2032	607,255
239,980	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-D (1 Month LIBOR USD + 2.10%, 2.30% Floor)	4.13%	^	06/15/2032	241,982
76,794	JP Morgan Chase Commercial Mortgage Securities Corporation, Series 2018-LAQ-E (1 Month LIBOR USD + 3.00%, 3.35% Floor)	5.03%	^	06/15/2035	77,641
108,786	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2004-CBX-D	5.10%	#	01/12/2037	108,731
277,512	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9-AMS	5.34%		05/15/2047	266,782
6,185,067	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4-XA	0.88%	# I/O	12/15/2049	206,516
1,431,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2016-WIKI-E	4.14%	# ^	10/05/2031	1,449,060
1,957,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT-EFX	5.54%	^	07/05/2033	2,085,456
766,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-C	4.34%	^	05/05/2032	815,939
784,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-D	4.60%	# ^	05/05/2032	828,868
915,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-E	4.60%	# ^	05/05/2032	947,783
960,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-F	4.60%	# ^	05/05/2032	966,079
1,049,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-UES-G	4.60%	# ^	05/05/2032	1,020,291
1,755,852	JPMBB Commercial Mortgage Securities Trust, Series 2014-C18-XA	1.01%	# I/O	02/15/2047	54,103
100,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23-C	4.61%	#	09/15/2047	106,536
150,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C25-C	4.60%	#	11/15/2047	155,580
425,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C26-C	4.52%	#	01/15/2048	452,190
2,230,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-C	4.29%	#	05/15/2048	2,325,589
5,933,999	JPMBB Commercial Mortgage Securities Trust, Series 2015-C29-XA	0.90%	# I/O	05/15/2048	148,781
5,461,902	JPMBB Commercial Mortgage Securities Trust, Series 2015-C31-XA	1.07%	# I/O	08/15/2048	216,818
470,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33-C	4.77%	#	12/15/2048	503,491
2,532,000	LCCM, Series 2017-LC26-C	4.71%	^	07/12/2050	2,691,041
4,156,410	LSTAR Commercial Mortgage Trust, Series 2016-4-XA	2.03%	# ^ I/O	03/10/2049	253,979
16,454,533	LSTAR Commercial Mortgage Trust, Series 2017-5-X	1.26%	# ^ I/O	03/10/2050	684,168
2,957,000	Madison Avenue Trust, Series 2013-650M-E	4.17%	# ^	10/12/2032	2,949,444
2,176,000	Monarch Beach Resort Trust, Series 2018-MBR-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	4.58%	^	07/15/2035	2,183,433
100,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18-C	4.68%	#	10/15/2047	106,279
500,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19-C	4.00%		12/15/2047	516,867
500,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-C	4.61%	#	02/15/2048	531,081
301,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20-D	3.07%	^	02/15/2048	282,455
360,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23-C	4.27%	#	07/15/2050	374,418
274,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27-C	4.68%	#	12/15/2047	286,412
393,000	Morgan Stanley Capital Trust, Series 2017-ASHF-D (1 Month LIBOR USD + 2.20%)	4.23%	^	11/15/2034	393,490
590,000	Morgan Stanley Capital Trust, Series 2017-ASHF-E (1 Month LIBOR USD + 3.15%)	5.18%	^	11/15/2034	590,736
447,000	Morgan Stanley Capital Trust, Series 2017-ASHF-F (1 Month LIBOR USD + 4.35%)	6.38%	^	11/15/2034	447,837
679,000	Morgan Stanley Capital Trust, Series 2017-CLS-E (1 Month LIBOR USD + 1.95%, 1.95% Floor)	3.98%	^	11/15/2034	680,865
755,000	Morgan Stanley Capital Trust, Series 2017-CLS-F (1 Month LIBOR USD + 2.60%, 2.60% Floor)	4.63%	^	11/15/2034	758,367
561,000	Morgan Stanley Capital Trust, Series 2018-SUN-D (1 Month LIBOR USD + 1.65%, 1.65% Floor)	3.68%	^	07/15/2035	561,950
837,000	Morgan Stanley Capital Trust, Series 2018-SUN-F (1 Month LIBOR USD + 2.55%, 2.55% Floor)	4.58%	^	07/15/2035	839,352
561,000	Morgan Stanley Capital Trust, Series 2018-SUN-G (1 Month LIBOR USD + 3.05%, 3.05% Floor)	5.08%	^	07/15/2035	563,040
979,983	Motel 6 Trust, Series 2017-MTL6-D (1 Month LIBOR USD + 2.15%, 2.15% Floor)	4.18%	^	08/15/2034	983,865
550,800	MSCG Trust, Series 2016-SNR-C	5.21%	^	11/15/2034	562,756
2,267,000	MSCG Trust, Series 2018-SELF-F (1 Month LIBOR USD + 3.05%, 3.05% Floor)	5.08%	^	10/15/2037	2,275,612
1,919,000	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-C (1 Month LIBOR USD + 2.20%, 2.20% Floor)	4.40%	^	06/15/2035	1,903,770
71,041,072	Natixis Commercial Mortgage Securities Trust, Series 2018-FL1-XCP	0.89%	# ^ I/O	06/15/2021	491,320
2,047,000	NLY Commercial Mortgage Trust, Series 2019-FL2-B (1 Month LIBOR USD + 1.90%, 1.90% Floor)	3.93%	^	02/15/2036	2,061,841
2,221,000	One Market Plaza Trust, Series 2017-1MKT-E	4.14%	^	02/10/2032	2,245,616
907,578	PFP Ltd., Series 2017-4-C (1 Month LIBOR USD + 2.25%, 2.25% Floor)	4.28%	^	07/14/2035	909,431
2,231,000	PFP Ltd., Series 2019-5-B (1 Month LIBOR USD + 1.65%)	3.68%	^	04/14/2036	2,241,597
1,573,000	STWD Ltd., Series 2019-FL1-D (1 Month LIBOR USD + 2.35%, 0.00% Floor)	4.62%	^	07/15/2038	1,584,404
1,283,167	Tharaldson Hotel Portfolio Trust, Series 2018-THL-E (1 Month LIBOR USD + 3.18%, 3.10% Floor)	5.22%	^	11/11/2034	1,289,697
1,541,000	TRTX Issuer Ltd. 2018-FL2-D, Series 2018-FL2-D (1 Month LIBOR USD + 2.70%, 0.00% Floor)	4.72%	^	11/15/2037	1,560,262

1,097,000	UBS Commercial Mortgage Trust, Series 2018-C8-C	4.86%	#	02/15/2051	1,210,946
15,907,101	UBS Commercial Mortgage Trust, Series 2018-C8-XA	1.04%	# I/O	02/15/2051	952,641
1,500,000	VMC Finance LLC, Series 2019-FL3-D (1 Month LIBOR USD + 2.65%, 2.65% Floor)	4.85%	^	09/15/2036	1,504,690
500,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16-D	3.94%	^	08/15/2050	411,758
200,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C27-C	3.89%		02/15/2048	202,695
400,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28-C	4.25%	#	05/15/2048	412,999
10,413,083	Wells Fargo Commercial Mortgage Trust, Series 2015-C30-XA	1.05%	# I/O	09/15/2058	468,425
540,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-C	4.76%	#	11/15/2048	580,044
5,677,412	Wells Fargo Commercial Mortgage Trust, Series 2015-C31-XA	1.18%	# I/O	11/15/2048	290,303
2,626,774	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1-XA	1.27%	# I/O	05/15/2048	106,612
8,643,222	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS2-XA	0.87%	# I/O	07/15/2058	244,117
411,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4-C	4.75%	#	12/15/2048	445,704
2,677,271	Wells Fargo Commercial Mortgage Trust, Series 2016-C33-XA	1.92%	# I/O	03/15/2059	212,387
15,492,461	Wells Fargo Commercial Mortgage Trust, Series 2017-C38-XA	1.21%	# I/O	07/15/2050	982,628
3,033,999	Wells Fargo Commercial Mortgage Trust, Series 2017-RC1-XA	1.67%	# I/O	01/15/2060	244,775
1,036,907	Wells Fargo Commercial Mortgage Trust, Series 2018-BXI-E (1 Month LIBOR USD + 2.16%)	4.18%	^	12/15/2036	1,043,702
2,267,000	Wells Fargo Commercial Mortgage Trust, Series 2018-C47-C	5.10%	#	09/15/2061	2,507,853
3,382,975	WF-RBS Commercial Mortgage Trust, Series 2014-C21-XA	1.20%	# I/O	08/15/2047	138,489
4,927,469	WF-RBS Commercial Mortgage Trust, Series 2016-NXS6-XA	1.78%	# I/O	11/15/2049	375,857

Total Non-Agency Commercial Mortgage Backed Obligations (Cost $156,589,200)					155,091,164

Non-Agency Residential Collateralized Mortgage Obligations - 21.8%
4,437,099	ACE Securities Corporation Home Equity Loan Trust, Series 2007-HE1-A2A (1 Month LIBOR USD + 0.09%, 0.09% Floor)	2.11%		01/25/2037	3,233,394
5,258,174	Ajax Mortgage Loan Trust, Series 2017-C-A	3.75%	^§	07/25/2060	5,289,280
8,128,958	APS Resecuritization Trust, Series 2015-3-1MZ (12 Month US Treasury Average + 0.96%, 0.96% Floor)	2.79%	^>	10/27/2046	7,279,198
750,000	Banc of America Funding Corporation, Series 2005-B-3M1 (1 Month LIBOR USD + 0.68%, 0.45% Floor, 11.00% Cap)	2.72%		04/20/2035	746,260
7,787,627	Bayview Opportunity Master Fund Trust, Series 2018-SBR4-A1	4.38%	^§	06/28/2033	7,850,590
1,229,400	Bear Stearns Alt-A Trust, Series 2006-4-22A1	4.46%	#	08/25/2036	1,147,704
2,218,557	Bear Stearns ARM Trust, Series 2006-2-2A1	4.28%	#	07/25/2036	2,113,915
2,783,478	Chase Mortgage Finance Trust, Series 2007-S4-A4 (1 Month LIBOR USD + 0.60%, 0.60% Floor, 6.00% Cap)	2.62%		06/25/2037	1,347,300
7,510,246	CHL Mortgage Pass-Through Trust, Series 2007-14-A19	6.00%		09/25/2037	6,085,991
6,776,817	CHL Mortgage Pass-Through Trust, Series 2007-9-A1	5.75%		07/25/2037	5,682,066
6,056,644	CHL Mortgage Pass-Through Trust, Series 2007-9-A13	5.75%		07/25/2037	5,090,380
4,800,000	CHL Mortgage Pass-Through Trust, Series 2018-GT1-A (1 Month LIBOR USD + 2.75%)	4.77%	^	05/25/2023	4,820,050
13,420,000	CIM Trust, Series 2017-3RR-B2	10.97%	# ^ Þ	01/27/2057	13,939,824
3,144,285	Citigroup Mortgage Loan Trust, Inc., Series 2006-AMC1-A1 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	2.16%	^	09/25/2036	3,060,085
4,766,520	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR6-2A3 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	2.27%		09/25/2036	4,720,620
9,098,346	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A1	6.00%		05/25/2037	9,063,087
1,329,491	CitiMortgage Alternative Loan Trust, Series 2007-A5-1A10	5.75%		05/25/2037	1,307,287
1,902,625	Civic Mortgage LLC, Series 2018-2-A2	5.32%	^§	11/25/2022	1,899,391
466,058	Countrywide Alternative Loan Trust, Series 2005-75CB-A3	5.50%		01/25/2036	435,784
663,325	Countrywide Alternative Loan Trust, Series 2006-23CB-2A2	6.50%		08/25/2036	407,303
472,588	Countrywide Alternative Loan Trust, Series 2007-15CB-A7	6.00%		07/25/2037	434,050
675,615	Countrywide Alternative Loan Trust, Series 2008-1R-2A3	6.00%		08/25/2037	569,116
390,680	Countrywide Home Loans, Series 2005-HYB9-3A2A (12 Month LIBOR USD + 1.75%, 1.75% Floor, 11.00% Cap)	3.71%		02/20/2036	346,624
383,510	Countrywide Home Loans, Series 2007-14-A15	6.50%		09/25/2037	322,397
810,244	Countrywide Home Loans, Series 2007-HY1-1A1	4.45%	#	04/25/2037	803,258
369,424	Credit Suisse First Boston Mortgage Backed Trust, Series 2006-2-A5A	6.08%		09/25/2036	215,288
658,915	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-10-6A9	5.50%		11/25/2035	527,961
319,853	Credit Suisse First Boston Mortgage Securities Corporation, Series 2005-9-5A9	5.50%		10/25/2035	285,564
1,500,000	Credit Suisse Mortgage Capital Certificates, Series 2011-12R-3A5	4.12%	# ^	07/27/2036	1,500,483
216,354	Credit Suisse Mortgage Capital Certificates, Series 2011-5R-6A9	3.95%	# ^	11/27/2037	221,920
197,503	Deutsche Mortgage & Asset Receiving Corporation, Series 2014-RS1-1A2	6.50%	# ^	07/27/2037	194,134
364,951	Deutsche Securities, Inc., Series 2006-AB4-A1A	6.01%	#	10/25/2036	351,097
15,000,000	FMC GMSR Issuer Trust, Series 2019-GT1-A	5.07%	# ^	05/25/2024	15,514,191
10,000,000	Freddie Mac STACR Trust, Series 2019-DNA2-M2 (1 Month LIBOR USD + 2.45%, 0.00% Floor)	4.47%	^	03/25/2049	10,119,241
5,502,638	GCAT LLC, Series 2018-1-A1	3.84%	^§	06/25/2048	5,523,934
14,000,000	Home Partners of America Trust, Series 2019-2-F	3.87%	^	10/19/2039	14,120,050
1,113,349	Impac Secured Assets Trust, Series 2006-5-1A1C (1 Month LIBOR USD + 0.27%, 0.27% Floor, 11.50% Cap)	2.29%		02/25/2037	1,016,796
2,115,373	IndyMac Mortgage Loan Trust, Series 2004-AR4-3A	4.37%	#	08/25/2034	2,125,615
2,083,836	IndyMac Mortgage Loan Trust, Series 2006-AR19-2A1	3.81%	#	08/25/2036	1,901,079
12,649,592	IndyMac Mortgage Loan Trust, Series 2007-FLX6-1A1 (1 Month LIBOR USD + 0.25%, 0.25% Floor)	2.27%		09/25/2037	12,547,441
598,823	JP Morgan Mortgage Trust, Series 2005-S3-1A2	5.75%		01/25/2036	471,826
708,569	JP Morgan Mortgage Trust, Series 2007-A2-4A1M	4.17%	#	04/25/2037	658,277
174,399	Lehman Mortgage Trust, Series 2006-1-1A3	5.50%		02/25/2036	146,176
8,858,624	Lehman Trust, Series 2006-GP3-1A1 (1 Month LIBOR USD + 0.20%, 0.20% Floor)	2.22%		06/25/2046	8,902,375
3,000,000	loanDepot GMSR Master Trust, Series 2018-GT1-A (1 Month LIBOR USD + 2.80%, 2.80% Floor)	4.83%	^	10/16/2023	3,025,392
143,935	MASTR Adjustable Rate Mortgages Trust, Series 2006-2-2A1	4.56%	#	04/25/2036	127,448
2,690,000	Mello Warehouse Securitization Trust, Series 2019-1-F (1 Month LIBOR USD + 3.50%, 3.50% Floor)	5.52%	^	06/25/2052	2,698,330
356,579	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1-2A7	6.00%		03/25/2037	252,633
775,165	Merrill Lynch Mortgage Investors Trust, Series 2006-AF1-AF2C	6.25%		08/25/2036	534,077
10,273,893	MFA LLC, Series 2018-NPL2-A1	4.16%	^§	07/25/2048	10,376,095
136,830	Morgan Stanley Mortgage Loan Trust, Series 2005-7-4A1	5.50%		11/25/2035	123,131
118,231	Morgan Stanley Mortgage Loan Trust, Series 2006-2-2A4	5.75%		02/25/2036	122,753
451,473	Morgan Stanley Mortgage Loan Trust, Series 2006-2-7A1	5.67%	#	02/25/2036	391,727
629,542	Morgan Stanley Mortgage Loan Trust, Series 2007-8XS-A1	5.75%	#	04/25/2037	431,377
10,546,642	Morgan Stanley Resecuritization Trust, Series 2013-R7-8B (12 Month US Treasury Average + 0.96%, 0.96% Floor)	3.44%	^ Þ	12/26/2046	9,945,546
4,073,755	New Century Home Equity Loan Trust, Series 2006-1-A2B (1 Month LIBOR USD + 0.18%, 0.18% Floor, 12.50% Cap)	2.20%		05/25/2036	3,870,771
6,499,853	New Residential Mortgage Loan Trust, Series 2018-FNT2-B	4.09%	^	07/25/2054	6,609,843
12,582,549	NovaStar Mortgage Funding Trust Series, Series 2006-3-A2C (1 Month LIBOR USD + 0.16%, 0.16% Floor)	2.18%		10/25/2036	7,359,363
14,181,686	PMT Credit Risk Transfer Trust 2019-2R, Series 2019-2R-A (1 Month LIBOR USD + 2.75%, 2.75% Floor)	4.89%	^	05/27/2023	14,265,704
17,600,000	PNMAC GMSR Trust, Series 2018-FT1-A (1 Month LIBOR USD + 2.35%)	4.37%	^	04/25/2023	17,524,957
3,100,000	Progress Residential Trust, Series 2019-SFR4-F	3.68%	^	11/17/2036	3,125,544
654,730	PRPM LLC, Series 2017-1A-A1	4.25%	^§	01/25/2022	657,789
3,500,000	PRPM LLC, Series 2017-2A-A2	5.00%	^§	09/25/2022	3,517,727
6,085,676	PRPM LLC, Series 2018-1A-A1	3.75%	# ^	04/25/2023	6,106,505
245,627	Residential Accredit Loans, Inc., Series 2006-QS10-A9	6.50%		08/25/2036	235,822

554,407	Residential Accredit Loans, Inc., Series 2006-QS12-2A3	6.00%		09/25/2036	541,825
1,983,978	Residential Asset Securitization Trust, Series 2005-A15-5A2	5.75%		02/25/2036	1,372,619
425,231	Residential Asset Securitization Trust, Series 2006-A2-A11	6.00%		01/25/2046	303,060
6,210,381	Residential Funding Mortgage Securities Trust, Series 2006-S8-A10	6.00%		09/25/2036	5,959,026
6,638,756	Soundview Home Loan Trust, Series 2007-OPT1-2A2 (1 Month LIBOR USD + 0.15%, 0.15% Floor)	2.17%		06/25/2037	5,059,729
2,128,837	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22-4A1	4.49%	#	12/25/2035	2,052,661
7,895,206	Structured Asset Securities Corporation, Series 2007-RF1-1A (1 Month LIBOR USD + 0.19%, 0.19% Floor)	2.21%	^	03/25/2037	6,916,804
13,566,020	TBW Mortgage Backed Pass Through, Series 2006-3-4A1 (1 Month LIBOR USD + 0.40%, 0.40% Floor, 7.50% Cap)	2.42%		07/25/2036	1,693,492
13,566,108	TBW Mortgage Backed Pass Through, Series 2006-3-4A3 (-1 x 1 Month LIBOR USD + 7.10%, 7.10% Cap)	5.08%	I/F I/O	07/25/2036	3,177,278
10,000,000	Toorak Mortgage Corporation Ltd., Series 2019-1-A1	4.46%	^§	03/25/2022	10,224,510
5,000,000	Tricon American Homes Trust, Series 2019-SFR1-F	3.75%	^	03/17/2038	5,042,090
2,409,660	Velocity Commercial Capital Loan Trust, Series 2018-2-M1	4.26%	# ^	10/26/2048	2,470,812
1,261,851	Velocity Commercial Capital Loan Trust, Series 2018-2-M2	4.51%	# ^	10/26/2048	1,295,585
817,703	Velocity Commercial Capital Loan Trust, Series 2018-2-M3	4.72%	# ^	10/26/2048	841,144
3,258,906	Velocity Commercial Capital Loan Trust, Series 2019-2-M4	3.99%	# ^	07/25/2049	3,293,398
1,296,591	Verus Securitization, Series 2017-1A-A3	3.72%	# ^	01/25/2047	1,297,461
5,000,000	VOLT LLC, Series 2018-NPL6-A1B	4.56%	^§	09/25/2048	5,042,074
937,102	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-2-4CB	6.00%		03/25/2036	922,213
599,777	Wells Fargo Alternative Loan Trust, Series 2007-PA5-1A1	6.25%		11/25/2037	598,096

Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $316,474,288)					313,744,813

US Corporate Bonds - 7.1%
395,000	Acrisure LLC	8.13%	^	02/15/2024	426,353
95,000	Advanced Drainage Systems, Inc.	5.00%	^	09/30/2027	96,543
565,000	AECOM	5.13%		03/15/2027	596,075
350,000	Air Medical Merger Sub Corporation	6.38%	^	05/15/2023	306,250
110,000	AK Steel Corporation	7.63%		10/01/2021	108,900
140,000	AK Steel Corporation	6.38%		10/15/2025	120,050
625,000	Albertsons LLC	5.88%	^	02/15/2028	663,087
765,000	Alliant Holdings Intermediate LLC	8.25%	^	08/01/2023	783,169
300,000	Allied Universal Holding Company	6.63%	^	07/15/2026	317,625
215,000	Allied Universal Holding Company	9.75%	^	07/15/2027	224,593
800,000	Allison Transmission, Inc.	5.00%	^	10/01/2024	819,000
325,000	AMC Merger, Inc.	8.00%	^	05/15/2025	222,625
250,000	American Axle & Manufacturing, Inc.	6.25%		03/15/2026	240,000
265,000	Amsted Industries, Inc.	5.63%	^	07/01/2027	280,237
335,000	Antero Midstream Partners LP	5.75%	^	03/01/2027	280,556
660,000	Aramark Services, Inc.	5.00%	^	04/01/2025	683,100
305,000	Argos Merger Sub, Inc.	7.13%	^	03/15/2023	288,225
580,000	Ascend Learning LLC	6.88%	^	08/01/2025	602,475
185,000	Ascend Learning LLC	6.88%	^	08/01/2025	193,094
675,000	AssuredPartners, Inc.	7.00%	^	08/15/2025	678,375
695,000	Avantor, Inc.	9.00%	^	10/01/2025	782,744
450,000	B&G Foods, Inc.	5.25%		04/01/2025	461,250
290,000	B&G Foods, Inc.	5.25%		09/15/2027	296,916
195,000	Banff Merger Sub, Inc.	9.75%	^	09/01/2026	187,102
210,000	Bausch Health Companies, Inc.	7.00%	^	03/15/2024	221,227
170,000	Bausch Health Companies, Inc.	5.75%	^	08/15/2027	184,166
545,000	Bausch Health Cos, Inc.	7.25%	^	05/30/2029	596,666
545,000	Bausch Health Cos, Inc.	7.00%	^	01/15/2028	588,382
790,000	Beacon Escrow Corporation	4.88%	^	11/01/2025	778,150
190,000	Beacon Roofing Supply, Inc.	4.50%	^	11/15/2026	191,662
270,000	Berry Global Escrow Corporation	5.63%	^	07/15/2027	280,125
785,000	Boyne USA, Inc.	7.25%	^	05/01/2025	859,261
635,000	Builders FirstSource, Inc.	5.63%	^	09/01/2024	662,781
155,000	Builders FirstSource, Inc.	6.75%	^	06/01/2027	167,787
100,000	Calfrac Holdings LP	8.50%	^	06/15/2026	45,000
280,000	Calpine Corporation	5.75%		01/15/2025	288,050
275,000	Calpine Corporation	5.25%	^	06/01/2026	285,656
280,000	Carvana Company	8.88%	^	10/01/2023	289,716
445,000	Catalent Pharma Solutions, Inc.	5.00%	^	07/15/2027	462,800
1,520,000	CCO Holdings LLC	5.75%	^	02/15/2026	1,607,400
395,000	CCO Holdings LLC	5.00%	^	02/01/2028	409,319
275,000	CDK Global, Inc.	5.88%		06/15/2026	293,562
195,000	CDK Global, Inc.	5.25%	^	05/15/2029	202,069
420,000	Cedar Fair LP	5.25%	^	07/15/2029	450,975
365,000	Cengage Learning, Inc.	9.50%	^	06/15/2024	335,800
735,000	Centene Corporation	4.75%		01/15/2025	756,315
240,000	Centene Corporation	5.38%	^	06/01/2026	252,000
270,000	Century Communities, Inc.	6.75%	^	06/01/2027	290,655
400,000	CFX Escrow Corporation	6.00%	^	02/15/2024	424,840
385,000	CFX Escrow Corporation	6.38%	^	02/15/2026	414,717
780,000	Cheniere Energy Partners LP	5.25%		10/01/2025	814,320
315,000	Cheniere Energy Partners LP	5.63%		10/01/2026	335,837
190,000	Cheniere Energy Partners LP	4.50%	^	10/01/2029	195,106
450,000	Cincinnati Bell, Inc.	7.00%	^	07/15/2024	418,500
490,000	Clean Harbors, Inc.	4.88%	^	07/15/2027	512,662
110,000	Clean Harbors, Inc.	5.13%	^	07/15/2029	116,875
302,000	Clear Channel Worldwide Holdings, Inc.	9.25%	^	02/15/2024	332,550
355,000	Clear Channel Worldwide Holdings, Inc.	5.13%	^	08/15/2027	370,744
190,000	CNO Financial Group, Inc.	5.25%		05/30/2029	208,525
747,000	CNX Midstream Partners LP	6.50%	^	03/15/2026	692,917
320,000	CommScope Finance LLC	5.50%	^	03/01/2024	330,800
130,000	CommScope Finance LLC	6.00%	^	03/01/2026	135,174
310,000	Constellation Merger Sub, Inc.	8.50%	^	09/15/2025	261,175
660,000	Cott Holdings, Inc.	5.50%	^	04/01/2025	687,245
470,000	CRC Issuer LLC	5.25%	^	10/15/2025	481,703

510,000	Credit Acceptance Corporation	6.63%	^	03/15/2026	546,975
410,000	Crown Americas LLC	4.50%		01/15/2023	431,525
115,000	Crown Americas LLC	4.75%		02/01/2026	120,606
515,000	CSC Holdings LLC	5.25%		06/01/2024	554,912
645,000	CSC Holdings LLC	5.75%	^	01/15/2030	674,909
610,000	CSI Compressco LP	7.50%	^	04/01/2025	602,375
500,000	Dana Financing Ltd.	5.75%	^	04/15/2025	512,925
235,000	Diamond Sports Group LLC	5.38%	^	08/15/2026	244,400
315,000	DISH DBS Corporation	5.88%		11/15/2024	313,425
105,000	Dun & Bradstreet Corporation	10.25%	^	02/15/2027	116,550
305,000	Eagle Holding Company (PIK 9.00%)	7.75%	^	05/15/2022	308,050
300,000	EES Finance Corporation	8.13%		05/01/2025	300,375
390,000	Eldorado Resorts, Inc.	6.00%		04/01/2025	412,425
500,000	Embarq Corporation	8.00%		06/01/2036	496,720
140,000	Encompass Health Corporation	4.50%		02/01/2028	141,890
45,000	Encompass Health Corporation	4.75%		02/01/2030	45,580
400,000	Energizer Holdings, Inc.	7.75%	^	01/15/2027	446,680
726,000	Ensemble S Merger Sub, Inc.	9.00%	^	09/30/2023	746,872
95,000	Enterprise Merger Sub, Inc.	8.75%	^	10/15/2026	58,425
255,000	EP Energy LLC	7.75%	^	05/15/2026	192,525
901,000	ESH Hospitality, Inc.	5.25%	^	05/01/2025	933,661
185,000	ESH Hospitality, Inc.	4.63%	^	10/01/2027	185,925
155,000	Extraction Oil & Gas, Inc.	5.63%	^	02/01/2026	95,712
345,000	Financial & Risk US Holdings, Inc.	6.25%	^	05/15/2026	370,872
355,000	Financial & Risk US Holdings, Inc.	8.25%	^	11/15/2026	392,719
455,000	Flex Acquisition Company, Inc.	6.88%	^	01/15/2025	417,280
430,000	Foresight Energy LLC	11.50%	^	04/01/2023	93,525
490,000	Frontdoor, Inc.	6.75%	^	08/15/2026	537,785
120,000	Frontier Communications Corporation	8.50%		04/15/2020	63,600
220,000	Frontier Communications Corporation	7.13%		01/15/2023	98,450
175,000	Frontier Communications Corporation	8.50%	^	04/01/2026	175,420
310,000	Frontier Communications Corporation	8.00%	^	04/01/2027	327,729
237,000	FTS International, Inc.	6.25%		05/01/2022	195,525
775,000	Genesys Telecommunications Laboratories, Inc.	10.00%	^	11/30/2024	839,759
515,000	Global Aircraft Leasing Company (PIK 7.00%)	6.50%	^	09/15/2024	522,725
435,000	Gogo Finance Company, Inc.	9.88%	^	05/01/2024	466,537
240,000	Golden Entertainment, Inc.	7.63%	^	04/15/2026	251,400
855,000	Golden Nugget, Inc.	6.75%	^	10/15/2024	878,512
110,000	Golden Nugget, Inc.	8.75%	^	10/01/2025	114,950
200,000	Gray Television, Inc.	5.13%	^	10/15/2024	207,750
340,000	Gray Television, Inc.	7.00%	^	05/15/2027	374,833
195,000	GrubHub Holdings, Inc.	5.50%	^	07/01/2027	199,387
300,000	GTT Communications, Inc.	7.88%	^	12/31/2024	171,000
405,000	Gulfport Energy Corporation	6.38%		05/15/2025	289,575
195,000	HCA, Inc.	5.25%		04/15/2025	217,175
1,105,000	HCA, Inc.	5.38%		09/01/2026	1,216,826
55,000	HCA, Inc.	5.88%		02/01/2029	61,600
1,105,000	Hess Infrastructure Partners LP	5.63%	^	02/15/2026	1,160,250
225,000	Hexion, Inc.	7.88%	^	07/15/2027	223,312
320,000	HilCorporationEnergy LP	6.25%	^	11/01/2028	299,200
140,000	Hill-Rom Holdings, Inc.	4.38%	^	09/15/2027	143,479
1,115,000	Hilton Domestic Operating Company, Inc.	4.25%		09/01/2024	1,138,694
400,000	Horizon Pharma USA, Inc.	5.50%	^	08/01/2027	417,000
330,000	IAA Spinco, Inc.	5.50%	^	06/15/2027	348,975
355,000	Icahn Enterprises Finance Corporation	6.25%		02/01/2022	365,117
135,000	Icahn Enterprises Finance Corporation	6.38%		12/15/2025	142,292
690,000	Icahn Enterprises Finance Corporation	6.25%	^	05/15/2026	724,500
110,000	iHeartCommunications, Inc.	6.38%		05/01/2026	119,350
55,000	iHeartCommunications, Inc.	8.38%		05/01/2027	59,675
235,000	iHeartCommunications, Inc.	5.25%	^	08/15/2027	244,987
205,000	Indigo Natural Resources LLC	6.88%	^	02/15/2026	185,781
720,000	Informatica LLC	7.13%	^	07/15/2023	734,400
335,000	Installed Building Products, Inc.	5.75%	^	02/01/2028	346,306
475,000	IQVIA, Inc.	5.00%	^	05/15/2027	498,750
525,000	IRB Holding Corporation	6.75%	^	02/15/2026	528,937
610,000	Iridium Communications, Inc.	10.25%	^	04/15/2023	658,800
295,000	Iron Mountain, Inc.	4.88%	^	09/15/2029	300,251
235,000	iStar, Inc.	4.75%		10/01/2024	239,406
65,000	JBS LLC	5.75%	^	06/15/2025	67,962
95,000	JBS USA Finance, Inc.	5.88%	^	07/15/2024	98,033
390,000	JBS USA Finance, Inc.	6.75%	^	02/15/2028	433,387
375,000	JBS USA Finance, Inc.	6.50%	^	04/15/2029	417,187
165,000	JBS USA LUX S.A.	5.50%	^	01/15/2030	175,309
635,000	JELD-WEN, Inc.	4.63%	^	12/15/2025	638,988
560,000	KAR Auction Services, Inc.	5.13%	^	06/01/2025	582,400
335,000	Kratos Defense & Security Solutions, Inc.	6.50%	^	11/30/2025	358,450
690,000	Level 3 Financing, Inc.	5.38%		01/15/2024	705,421
350,000	Level 3 Financing, Inc.	4.63%	^	09/15/2027	354,043
435,000	Lions Gate Capital Holdings LLC	6.38%	^	02/01/2024	461,048
680,000	Live Nation Entertainment, Inc.	5.63%	^	03/15/2026	725,050
720,000	LTF Merger Sub, Inc.	8.50%	^	06/15/2023	739,800
440,000	Marriott Ownership Resorts, Inc.	6.50%		09/15/2026	476,300
470,000	Masonite International Corporation	5.75%	^	09/15/2026	497,613
590,000	Match Group, Inc.	5.00%	^	12/15/2027	615,075
175,000	Matterhorn Merger Sub LLC	8.50%	^	06/01/2026	131,688
430,000	MGM Growth Properties LP	5.75%	^	02/01/2027	483,342
510,000	MGM Resorts International	5.75%		06/15/2025	564,188

240,000	Moss Creek Resources Holdings, Inc.	7.50%	^	01/15/2026	177,900
465,000	MPH Acquisition Holdings LLC	7.13%	^	06/01/2024	430,706
305,000	MPT Finance Corporation	4.63%		08/01/2029	314,722
110,000	MPT Operating Partnership LP	5.25%		08/01/2026	115,665
695,000	MPT Operating Partnership LP	5.00%		10/15/2027	729,750
570,000	Murphy Oil USA, Inc.	4.75%		09/15/2029	584,250
290,000	Nabors Industries, Inc.	5.75%		02/01/2025	216,050
640,000	Navient Corporation	6.50%		06/15/2022	683,200
350,000	Netflix, Inc.	5.88%		02/15/2025	385,224
175,000	Netflix, Inc.	5.38%	^	11/15/2029	182,438
730,000	NFP Corporation	6.88%	^	07/15/2025	727,263
270,000	NGL Energy Finance Corporation	7.50%	^	04/15/2026	271,890
425,000	NRG Energy, Inc.	5.25%	^	06/15/2029	458,596
590,000	NuStar Logistics LP	6.00%		06/01/2026	640,032
325,000	NVA Holdings, Inc.	6.88%	^	04/01/2026	346,531
360,000	Oasis Petroleum, Inc.	6.88%		03/15/2022	337,500
260,000	Oasis Petroleum, Inc.	6.25%	^	05/01/2026	211,900
335,000	Panther BF Aggregator LP	6.25%	^	05/15/2026	353,425
175,000	Panther BF Aggregator LP	8.50%	^	05/15/2027	177,625
340,000	Par Petroleum Finance Corporation	7.75%	^	12/15/2025	339,150
520,000	Parsley Energy LLC	5.63%	^	10/15/2027	539,500
585,000	Peabody Securities Finance Corporation	6.00%	^	03/31/2022	590,850
605,000	Penn National Gaming, Inc.	5.63%	^	01/15/2027	626,175
335,000	Performance Food Group, Inc.	5.50%	^	10/15/2027	353,425
130,000	PetSmart, Inc.	5.88%	^	06/01/2025	130,000
700,000	Pilgrim’s Pride Corporation	5.88%	^	09/30/2027	754,425
285,000	Polaris Intermediate Corporation (PIK 9.00%)	8.50%	^	12/01/2022	243,675
545,000	Post Holdings, Inc.	5.50%	^	03/01/2025	572,931
105,000	Post Holdings, Inc.	5.50%	^	12/15/2029	109,856
284,000	Prime Security Services Borrower LLC	9.25%	^	05/15/2023	299,102
315,000	QEP Resources, Inc.	5.25%		05/01/2023	293,744
245,000	QEP Resources, Inc.	5.63%		03/01/2026	211,925
120,000	Radiate Finance, Inc.	6.88%	^	02/15/2023	124,050
290,000	Radiate Finance, Inc.	6.63%	^	02/15/2025	293,509
485,000	Resideo Funding, Inc.	6.13%	^	11/01/2026	512,888
255,000	Riverbed Technology, Inc.	8.88%	^	03/01/2023	140,250
360,000	Schweitzer-Mauduit International, Inc.	6.88%	^	10/01/2026	381,600
410,000	Scientific Games International, Inc.	5.00%	^	10/15/2025	424,063
270,000	Scientific Games International, Inc.	8.25%	^	03/15/2026	288,225
340,000	Scripps Escrow, Inc.	5.88%	^	07/15/2027	345,950
445,000	Select Medical Corporation	6.25%	^	08/15/2026	466,138
494,000	Sirius XM Radio, Inc.	5.38%	^	07/15/2026	520,483
260,000	Sirius XM Radio, Inc.	5.50%	^	07/01/2029	278,200
700,000	Six Flags Entertainment Corporation	4.88%	^	07/31/2024	726,250
50,000	Spectrum Brands, Inc.	5.00%	^	10/01/2029	51,000
360,000	Springleaf Finance Corporation	6.88%		03/15/2025	397,575
60,000	Springleaf Finance Corporation	7.13%		03/15/2026	66,672
95,000	Springleaf Finance Corporation	6.63%		01/15/2028	102,391
900,000	Sprint Capital Corporation	6.88%		11/15/2028	983,430
865,000	Sprint Corporation	7.13%		06/15/2024	934,460
580,000	SS&C Technologies, Inc.	5.50%	^	09/30/2027	607,202
345,000	Staples, Inc.	7.50%	^	04/15/2026	356,316
115,000	Staples, Inc.	10.75%	^	04/15/2027	118,450
365,000	Star Merger Sub, Inc.	6.88%	^	08/15/2026	398,534
400,000	Stevens Holding Company, Inc.	6.13%	^	10/01/2026	427,500
580,000	SunCoke Energy Partners Finance Corporation	7.50%	^	06/15/2025	518,375
430,000	Sunoco LP	5.50%		02/15/2026	449,853
230,000	Sunoco LP / Sunoco Finance Corporation	6.00%		04/15/2027	244,375
250,000	Talen Energy Supply LLC	6.63%	^	01/15/2028	246,875
220,000	Tapstone Energy Finance Corporation	9.75%	^ Ω	06/01/2022	60,500
395,000	Targa Resources Partners Finance Corporation	5.88%		04/15/2026	418,700
180,000	Targa Resources Partners Finance Corporation	6.50%	^	07/15/2027	196,846
820,000	Tempo Acquisition Finance Corporation	6.75%	^	06/01/2025	848,700
706,000	Tempur Sealy International, Inc.	5.50%		06/15/2026	738,653
395,000	Tenet Healthcare Corporation	7.00%		08/01/2025	402,900
410,000	Tenet Healthcare Corporation	4.88%	^	01/01/2026	421,275
435,000	Tenet Healthcare Corporation	6.25%	^	02/01/2027	452,900
175,000	Tenet Healthcare Corporation	5.13%	^	11/01/2027	181,055
390,000	TerraForm Power Operating LLC	4.25%	^	01/31/2023	399,750
590,000	The ServiceMaster Company LLC	5.13%	^	11/15/2024	613,600
365,000	The William Carter Company	5.63%	^	03/15/2027	391,919
1,170,000	T-Mobile USA, Inc.	4.50%		02/01/2026	1,208,669
305,000	TransDigm, Inc.	6.38%		06/15/2026	321,775
510,000	TransDigm, Inc.	6.25%	^	03/15/2026	548,888
173,550	Transocean Guardian Ltd.	5.88%	^	01/15/2024	175,286
535,000	Transocean Poseidon Ltd.	6.88%	^	02/01/2027	553,725
337,500	Transocean Proteus Ltd.	6.25%	^	12/01/2024	344,250
260,000	Transocean, Inc.	7.25%	^	11/01/2025	230,100
305,000	Trident Merger Sub, Inc.	6.63%	^	11/01/2025	268,400
120,000	Triumph Group, Inc.	6.25%	^	09/15/2024	125,124
445,000	Triumph Group, Inc.	7.75%		08/15/2025	450,563
325,000	Twin River Worldwide Holdings, Inc.	6.75%	^	06/01/2027	342,063
365,000	Uber Technologies, Inc.	8.00%	^	11/01/2026	370,475
160,000	Uber Technologies, Inc.	7.50%	^	09/15/2027	160,000
570,000	United Rentals North America, Inc.	6.50%		12/15/2026	623,153
85,000	United Rentals North America, Inc.	5.25%		01/15/2030	89,410
175,000	Univision Communications, Inc.	5.13%	^	05/15/2023	175,438

795,000	USA Compression Partners LP	6.88%	^	09/01/2027	824,813
538,000	Verscend Escrow Corporation	9.75%	^	08/15/2026	574,918
775,000	Viking Cruises Ltd.	5.88%	^	09/15/2027	823,128
250,000	Vine Oil & Gas Finance Corporation	8.75%	^	04/15/2023	115,000
550,000	Vistra Operations Co LLC	5.63%	^	02/15/2027	580,762
540,000	Vizient, Inc.	6.25%	^	05/15/2027	580,500
450,000	Wand Merger Corporation	8.13%	^	07/15/2023	470,250
610,000	Waste Pro, Inc.	5.50%	^	02/15/2026	631,936
210,000	Weatherford International Ltd.	9.88%	Ω	02/15/2024	76,125
475,000	WellCare Health Plans, Inc.	5.25%		04/01/2025	496,375
605,000	WellCare Health Plans, Inc.	5.38%	^	08/15/2026	647,229
120,000	West Street Merger Sub, Inc.	6.38%	^	09/01/2025	111,000
165,000	WeWork Cos, Inc.	7.88%	^	05/01/2025	140,869
560,000	Whiting Petroleum Corporation	6.63%		01/15/2026	380,800
335,000	WPX Energy, Inc.	5.25%		10/15/2027	338,350
285,000	Yum! Brands, Inc.	4.75%	^	01/15/2030	294,619

Total US Corporate Bonds (Cost $100,799,019)					102,279,510

US Government and Agency Mortgage Backed Obligations - 0.9%
6,107,560	Federal Home Loan Mortgage Corporation Pass-Thru, Series K722-X1	1.44%	# I/O	03/25/2023	223,931
2,432,356	Federal Home Loan Mortgage Corporation, Series 3926-HS (-1 x 1 Month LIBOR USD + 6.45%, 6.45% Cap)	4.42%	I/F I/O	09/15/2041	382,075
447,240	Federal Home Loan Mortgage Corporation, Series 4390-NY	3.00%		06/15/2040	455,975
591,699	Federal Home Loan Mortgage Corporation, Series 4471-GA	3.00%		02/15/2044	609,659
910,997	Federal National Mortgage Association, Series 2015-59-A	3.00%		06/25/2041	919,430
7,871,927	Federal National Mortgage Association, Series 2018-55-FA (1 Month LIBOR USD + 0.30%, 0.30% Floor, 6.50% Cap)	2.32%		08/25/2048	7,850,218
111,286,956	Government National Mortgage Association, Series 2013-155-IB	0.17%	# I/O	09/16/2053	1,855,643

Total US Government and Agency Mortgage Backed Obligations (Cost $13,084,355)					12,296,931

US Government and Agency Obligations - 6.0%
34,396,569	United States Treasury Inflation Indexed Bonds	0.63%		04/15/2023	34,702,950
50,966,730	United States Treasury Inflation Indexed Bonds	0.50%		04/15/2024	51,646,614

Total US Government and Agency Obligations (Cost $86,181,824)					86,349,564

Affiliated Mutual Funds - 6.8%
9,499,981	DoubleLine Global Bond Fund (Class I)				98,039,801

Total Affiliated Mutual Funds (Cost $97,418,043)					98,039,801

Exchange Traded Funds and Common Stocks - 0.0%
5,568	Frontera Energy Corporation				53,791

Total Exchange Traded Funds and Common Stocks (Cost $473,923)					53,791

Warrants - 0.0%
29,269	OAS S.A., Expiration 5/16/2039, Strike Price BRL 1.00* Þ				-

Total Warrants (Cost $–)					-

Short Term Investments - 6.1%
29,431,408	First American Government Obligations Fund - Class U	1.88%	◆		29,431,408
29,431,409	JP Morgan U.S. Government Money Market Fund - Institutional Share Class	1.83%	◆		29,431,409
29,431,409	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.83%	◆		29,431,409

Total Short Term Investments (Cost $88,294,226)					88,294,226

Total Investments - 100.9% (Cost $1,455,639,179)					1,451,570,881
Liabilities in Excess of Other Assets - (0.9)%					(12,232,513)

NET ASSETS - 100.0%					$ 1,439,338,368

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

#	Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of September 30, 2019.

P/O	Principal only security

±	Coupon rate is variable or floats based on components including but not limited to reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of September 30, 2019.

†	Perpetual Maturity

I/O	Interest only security

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

&	Unfunded or partially unfunded loan commitment. At September 30, 2019, the value of these securities amounted to $146,558 or 0.0% of net assets.

PIK	A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

§	The interest rate will step up if the issuer does not redeem the bond on or before a scheduled redemption date in accordance with the terms of the instrument. The interest rate shown is the rate in effect as of September 30, 2019.

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

Þ	Value determined using significant unobservable inputs.

>	This U.S. Agency bond accrues interest which is added to the outstanding principal balance. The interest payment will be deferred until all other tranches in the structure are paid off. The rate disclosed is as of September 30, 2019.

◆	Seven-day yield as of September 30, 2019

BRL	Brazilian Real

*	Non-income producing security

~	Represents less than 0.05% of net assets

SECURITY TYPE BREAKDOWN as a % of Net Assets:

Non-Agency Residential Collateralized Mortgage Obligations	21.8%

Foreign Corporate Bonds	16.0%

Collateralized Loan Obligations	15.3%

Non-Agency Commercial Mortgage Backed Obligations	10.8%

US Corporate Bonds	7.1%

Affiliated Mutual Funds	6.8%

Short Term Investments	6.1%

US Government and Agency Obligations	6.0%

Bank Loans	4.9%

Asset Backed Obligations	4.4%

US Government and Agency Mortgage Backed Obligations	0.9%

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.8%

Exchange Traded Funds and Common Stocks	0.0%	~

Warrants	0.0%	~

Other Assets and Liabilities	(0.9)%

	100.0%

INVESTMENT BREAKDOWN as a % of Net Assets:

Non-Agency Residential Collateralized Mortgage Obligations	21.6%

Collateralized Loan Obligations	15.3%

Non-Agency Commercial Mortgage Backed Obligations	10.7%

Affiliated Mutual Funds	6.8%

Short Term Investments	6.1%

US Government and Agency Obligations	6.0%

Asset Backed Obligations	4.4%

Energy	4.0%

Banking	3.4%

Utilities	2.7%

Telecommunications	2.3%

Healthcare	1.4%

Media	1.2%

Finance	1.2%

Transportation	1.0%

Consumer Products	1.0%

Mining	0.9%

US Government and Agency Mortgage Backed Obligations	0.9%

Hotels/Motels/Inns and Casinos	0.8%

Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	0.8%

Electronics/Electric	0.7%

Technology	0.6%

Building and Development (including Steel/Metals)	0.6%

Chemicals/Plastics	0.6%

Leisure	0.6%

Business Equipment and Services	0.5%

Food Products	0.5%

Containers and Glass Products	0.4%

Food Service	0.4%

Insurance	0.3%

Retailers (other than Food/Drug)	0.3%

Real Estate	0.3%

Pharmaceuticals	0.3%

Aerospace & Defense	0.3%

Commercial Services	0.3%

Construction	0.3%

Automotive	0.3%

Industrial Equipment	0.2%

Pulp & Paper	0.2%

Environmental Control	0.2%

Diversified Manufacturing	0.2%

Food/Drug Retailers	0.1%

Financial Intermediaries	0.1%

Conglomerates	0.1%

Chemical Products	0.0%	~

Cosmetics/Toiletries	0.0%	~

Beverage and Tobacco	0.0%	~

Other Assets and Liabilities	(0.9)%

	100.0%

A summary of the DoubleLine Flexible Income Fund’s investments in affiliated mutual funds for the period ended September 30, 2019 is as follows:

						Change in Unrealized for the	Dividend Income Earned in the	Net Realized Gain (Loss) in the
	Value at			Shares Held at	Value at	Period Ended	Period Ended	Period Ended
Fund	March 31, 2019	Gross Purchases	Gross Sales	September 30, 2019	September 30, 2019	September 30, 2019	September 30, 2019	September 30, 2019
DoubleLine Global Bond Fund (Class I)	$84,749,820	$13,000,000	$-	9,499,981	$98,039,801	$289,981	$751,822	$-
	$84,749,820	$13,000,000	$-	9,499,981	$98,039,801	$289,981	$751,822	$-

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) DoubleLine Funds Trust

By (Signature and Title) /s/ Ronald R. Redell
Ronald R. Redell, President

Date 11/26/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Ronald R. Redell
Ronald R. Redell, President

Date 11/26/2019

By (Signature and Title) /s/ Susan Nichols
Susan Nichols, Treasurer and
Principal Financial and Accounting Officer

Date 11/26/2019